UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Large Cap Value Fund

Annual Report for the Period Ended February 29, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Manager's Report	4

Portfolio of Investments	7

Statement of Assets and Liabilities	12

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	17

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	37

Federal Income Tax Information	38

Fund Governance	39

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Americans were dispirited in the fourth quarter of 2011 by Washington's inability to reach a plan for deficit reduction and Europe's piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news to encourage risk taking, buoying both stocks and bonds to solid gains.

U.S. economic data surprised on the upside and fears of recession abated. With the bar of expectations set low, investors responded positively to the announcement that the economy had expanded by 1.8% in the third quarter. Consumer confidence improved, even though consumers remain under pressure with no real increase in disposable income and a continued decline in household net worth. Headline inflation—which tracks a broad range of consumer expenditures, including food and energy—declined. Even manufacturing held its ground.

Against this backdrop, the U.S. equity markets logged solid returns. The S&P 500 Index gained 11.82%, moving into positive territory for the year with quarterly advances in all ten sectors. Mid- and small-cap stocks did even better. Value outperformed growth across all market capitalizations. Energy stocks led the market, as the price of oil moved above $100 a barrel in December. Industrials and materials stocks rose, buoyed by improving economic data. The U.S. fixed-income markets logged modest but solid returns. High-yield bonds were the best performers as the economy showed signs of improvement. Emerging market bonds were strong performers, as inflation came under control in key regions. Municipal bonds and Treasuries eked out only modest gains, as investors moved away from quality in favor of riskier assets.

While fourth quarter gains were encouraging, challenges still remain. Columbia Management, however, remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $326 billion under management as of December 31, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The strong line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of December 31, 2011, Columbia Management offers 52 funds rated either 4 or 5 stars by Morningstar.*

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

*All ratings are based on Class Z shares as of 12/31/2011. Out of 119 Class Z share Columbia funds rated by Morningstar, 7 funds received a 5-star Overall Rating and 45 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges/loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. ©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Large Cap Value Fund

Summary

■  For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –1.94%, without sales charge.

■  The funds benchmark, the Russell 1000® Value Index1, returned 2.18%.

■  The fund underperformed the index due primarily to stock selection in financials, consumer discretionary, health care and energy, more than offsetting the positive impact of effective stock selection in information technology and consumer staples. Sector allocation overall also detracted from the fund's results but to a more modest degree.

Portfolio Management

Laton Spahr has co-managed the fund since August 2011 and has been associated with Columbia Management Investment Advisers, LLC (the Investment Manager) as an investment professional since 2001.

Paul Stocking has co-managed the fund since August 2011 and has been associated with the Investment Manager as an investment professional since 1995.

Steven Schroll has co-managed the fund since August 2011 and has been associated with the Investment Manager as an investment professional since 1998.

1The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 2/29/12

–1.94%

Class A shares (without sales charge)

+2.18%

Russell 1000 Value Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Large Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/02 – 02/29/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/02 – 02/29/12 ($)

Sales charge	without	with
Class A	14,171	13,357
Class B	13,107	13,107
Class C	13,124	13,124
Class I*	14,558	n/a
Class R*	13,818	n/a
Class W*	14,113	n/a
Class Y*	14,587	n/a
Class Z	14,510	n/a

Average annual total return as of 02/29/12 (%)

Share class	A		B		C		I*	R*	W*	Y*	Z
Inception	12/06/89		06/07/93		06/17/92		09/27/10	01/23/06	09/27/10	07/15/09	09/19/89
Sales charge	without	with	without	with	without	with	without	without	without	without	without
1-year	–1.94	–7.58	–2.76	–7.61	–2.68	–3.65	–1.57	–2.19	–1.94	–1.58	–1.78
5-year	–1.74	–2.90	–2.50	–2.84	–2.48	–2.48	–1.45	–1.98	–1.77	–1.41	–1.51
10-year	3.55	2.94	2.74	2.74	2.76	2.76	3.83	3.29	3.51	3.85	3.79

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares in the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I, Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class W shares are sold at net asset value with distribution and /or service (Rule 12b-1) fees. Class I, Class R, Class W, Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

2

Understanding Your Expenses – Columbia Large Cap Value Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

09/01/11 – 02/29/12

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,111.60	1,019.34	5.83	5.57	1.11%
Class B	1,000.00	1,000.00	1,106.50	1,015.61	9.74	9.32	1.86%
Class C	1,000.00	1,000.00	1,107.50	1,015.61	9.75	9.32	1.86%
Class I	1,000.00	1,000.00	1,113.20	1,021.43	3.63	3.47	0.69%
Class R	1,000.00	1,000.00	1,110.10	1,018.40	6.82	6.52	1.30%
Class W	1,000.00	1,000.00	1,111.20	1,019.39	5.77	5.52	1.10%
Class Y	1,000.00	1,000.00	1,113.20	1,021.28	3.78	3.62	0.72%
Class Z	1,000.00	1,000.00	1,111.80	1,020.59	4.52	4.32	0.86%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Manager's Report – Columbia Large Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/12 ($)

Class A	11.64
Class B	11.19
Class C	11.20
Class I	11.69
Class R	11.64
Class W	11.64
Class Y	11.68
Class Z	11.66

Distributions declared per share

03/01/11 – 02/29/12 ($)

Class A	0.10
Class B	0.03
Class C	0.03
Class I	0.14
Class R	0.07
Class W	0.11
Class Y	0.14
Class Z	0.12

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Effective August 1, 2011, Steve Schroll, Laton Spahr, CFA® and Paul Stocking assumed portfolio management responsibility for the fund.

For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –1.94%, without sales charge. This result was behind the 2.18% gain of the fund's benchmark, the Russell 1000® Value Index. The fund underperformed the index due primarily to stock selection in financials, consumer discretionary, health care and energy, more than offsetting the positive impact of effective stock selection in information technology and consumer staples. Sector allocation overall also detracted from the fund's results but to a more modest degree.

Volatility characterized the market

The U.S. equity markets generated modestly positive returns for the annual period ended February 29, 2012, but such returns mask what was a fiscal year characterized by frequent bouts of dramatic volatility. Such significant volatility was driven primarily by shifting sentiment toward U.S. economic activity and the potential impact of international economies on the U.S. Optimism early in the annual period for a continued economic recovery gave way to deep concerns about deteriorating U.S. economic data, persistent sovereign debt crises in Europe and the possibility of a hard landing for China's economy. During the annual period, the U.S. equity markets also faced several other exogenous challenges, including the Arab spring, the Japanese natural and nuclear disasters and the massive flooding in Thailand. The third quarter of 2011 was particularly challenging, as these factors, along with political paralysis in Washington D.C. and an unprecedented downgrade of U.S. sovereign debt by Standard & Poor's, caused investor risk aversion to heighten such that the U.S. equity markets experienced their worst quarter since the fourth quarter of 2008. From October through February, U.S. equities rebounded rather strongly, albeit not steadily, as macro concerns began to fade. U.S. economic data in the important labor, housing and manufacturing markets came in better than anticipated, and European authorities made it clear that every effort would be made to ensure that the worst case default scenario would not materialize.

While the fiscal year was bookended by rallies in the U.S. equity markets, a flight to quality still dominated the annual period overall, and thus there was a bifurcation in sector performance. Traditionally defensive sectors, most notably, consumer staples, health care and utilities, performed best within the Russell Index on a relative basis for the annual period overall, each generating double-digit returns. More cyclical, economically-sensitive sectors, including financials, materials and energy, were the weakest performers in the Russell Index during the annual period. Financials negative returns within the Russell Index were impacted most severely by concerns surrounding the European sovereign debt crisis and its potential contagion effect. Materials and energy were particularly hurt by a broad slowdown in global industrial growth.

Lost ground from financials, consumer discretionary, health care and energy

The fund's results were hurt most by stock selection in the financials sector, which more than offset the positive contribution made by having an underweighted allocation to the worst performing sector in the index during the annual period. An emphasis on

4

Portfolio Manager's Report (continued) – Columbia Large Cap Value Fund capital markets firms and large diversified banks hindered results most. We had established exposures to these industries because it was there that we found companies with the deepest discounts to their long-term valuations. However, capital markets firms such as Goldman Sachs and Morgan Stanley performed poorly during the annual period on lower levels of capital markets activity due to concerns over broad regulatory changes and volatility in the global capital markets. Positions in diversified banks JPMorgan Chase and Bank of America hurt the fund's results as these companies faced revenue challenges based on controversy around retail fees and on ongoing costs incurred in restructuring their mortgage portfolios. A fund position in insurance company MetLife also detracted, primarily during the first months of the annual period.

Industry and stock selection in the consumer discretionary sector further detracted from the fund's results during the annual period. Specifically, greater exposure to the auto and auto parts and leisure industries, which lagged the index, and having underweighted exposure to a variety of industries within the sector, such as media, which performed better, hurt. In the auto and auto parts industry, a sizable position in automobile manufacturer Ford Motor hindered results. In the leisure industry, a significant holding in cruise line Carnival hurt the fund's relative performance. Such detractors within the consumer discretionary sector were partially offset by a sizable position in home improvement retailer Home Depot, which was a strong performer for the fund during the annual period.

In health care, the second best performer in the index during the annual period, having an underweighted exposure to the sector and industry and stock selection detracted. Having an underweighted allocation to the pharmaceuticals industry particularly hindered results, as this was one of the better performing areas of the sector.

Stock selection in the energy sector negatively impacted the fund's annual results with an overweighted allocation to the poorly performing sector also hampering relative returns. Stock selection was especially challenging in the oilfield services and exploration and production industries, with Halliburton and Apache delivering particularly disappointing results.

Contributions from information technology and consumer staples

Stock selection in the information technology and consumer staples sectors proved effective. In information technology, an emphasis on the services industries boosted results most. In particular, sizable positions in global payment solutions provider MasterCard, computer solutions provider International Business Machines (IBM) and software giant Microsoft benefited the fund during the annual period. Fund positions in personal computer and mobile communications device behemoth Apple and semiconductor manufacturer LSI also boosted results.

In consumer staples, a significant exposure to the tobacco industry contributed most positively to the fund's results, with positions in Lorillard and Philip Morris International each adding value. The fund also benefited during the annual period from underweighted exposure to industries within the consumer staples sector facing rising input costs, such as food products, which lagged.

Portfolio breakdown1

(as of February 29, 2012) (%)

Consumer Discretionary	8.7
Consumer Staples	7.5
Energy	13.1
Financials	18.8
Health Care	11.8
Industrials	14.7
Information Technology	14.3
Materials	5.0
Telecommunication Services	3.4
Utilities	0.3
Other[2]	2.4

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

2Includes investments in affiliated money market fund.

Top 10 holdings1

(as of February 29, 2012) (%)

JPMorgan Chase & Co.	3.8
Microsoft Corp.	3.5
Lorillard, Inc.	3.2
Bank of America Corp.	3.0
Exxon Mobil Corp.	2.8
Wells Fargo & Co.	2.6
Mastercard, Inc., Class A	2.2
Chevron Corp.	2.1
AT&T, Inc.	2.1
Occidental Petroleum Corp.	2.1

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and affiliated money market fund).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

5

Portfolio Manager's Report (continued) – Columbia Large Cap Value Fund

Transitioning to a new portfolio management team

Most of the changes to the fund's portfolio were made during the third quarter of 2011, both as part of the transition to the new portfolio management team and given broad equity market volatility that dominated during those months. In transitioning to the new portfolio management team, we established certain exposures at the sector and industry level that differed from the benchmark and somewhat reduced the number of holdings in the portfolio—from 99 names at the start of the annual period to 87 at the end of February 2012.

Overall, we substantially increased the fund's allocation to the information technology sector. Within the sector, we established new positions in Microsoft, MasterCard, semiconductor bellwether Intel and networking products manufacturer Cisco Systems. To a lesser extent, the fund's exposure to materials and consumer staples also increased over the course of the annual period. In materials, we bought positions in diversified chemicals companies Dow Chemical and E. I. du Pont de Nemours and added to the fund's position in metals miner Freeport-McMoRan Copper and Gold. In consumer staples, we initiated new fund positions in Lorillard and drug store retailer CVS Caremark and expanded the fund's position in Philip Morris Int'l.

Conversely, we decreased the fund's allocation to the financials sector most. Within financials, the largest eliminations included Prudential, U.S. Bancorp and PNC Financial. We also trimmed the fund's positions in Wells Fargo and Citigroup. During the annual period, we additionally reduced the fund's exposures to the utilities and consumer discretionary sectors. In utilities, we eliminated the fund's positions in NextEra Energy and American Electric Power and trimmed its position in PG&E, each an integrated electric utility. In consumer discretionary, we sold the fund's positions in auto manufacturer General Motors and auto parts distributor Genuine Parts and reduced its positions in cruise line Carnival and multimedia company Viacom.

With these changes, it is well worth noting that at the end of February 2012, the fund had its most significant weightings compared to the Russell Index in the industrials, information technology and materials sectors and its most modest exposures relative to the benchmark index in the financials, utilities and telecommunication services sectors.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the managers' assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the manager has placed on it.

6

Portfolio of Investments – Columbia Large Cap Value Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 97.6%
CONSUMER DISCRETIONARY 8.7%
Auto Components 0.9%
Johnson Controls, Inc.	425,889	$13,896,758
Automobiles 1.5%
Ford Motor Co.(a)	1,742,617	21,573,599
Hotels, Restaurants & Leisure 0.5%
Carnival Corp.	242,382	7,341,751
Household Durables 0.4%
Lennar Corp., Class A(a)	241,004	5,634,674
Media 1.8%
Comcast Corp., Class A	358,767	10,540,574
Viacom, Inc., Class B	176,703	8,414,597
Walt Disney Co. (The)	197,828	8,306,798
Total		27,261,969
Multiline Retail 2.0%
Kohl's Corp.(a)	189,248	9,401,841
Target Corp.	355,856	20,173,476
Total		29,575,317
Specialty Retail 1.6%
Best Buy Co., Inc.(a)	139,247	3,439,401
Home Depot, Inc. (The)	436,857	20,781,287
Total		24,220,688
TOTAL CONSUMER DISCRETIONARY		129,504,756
CONSUMER STAPLES 7.5%
Food & Staples Retailing 2.4%
CVS Caremark Corp.	438,537	19,778,019
Wal-Mart Stores, Inc.	284,040	16,781,083
Total		36,559,102
Food Products 0.3%
Kraft Foods, Inc., Class A	136,264	5,187,570
Household Products 0.3%
Procter & Gamble Co. (The)	56,053	3,784,699
Tobacco 4.5%
Lorillard, Inc.	350,013	45,879,704
Philip Morris International, Inc.	250,913	20,956,254
Total		66,835,958
TOTAL CONSUMER STAPLES		112,367,329
ENERGY 13.1%
Energy Equipment & Services 3.2%
Halliburton Co.	644,653	23,587,853
National Oilwell Varco, Inc.	261,343	21,568,638
Schlumberger Ltd.	37,464	2,907,581
Total		48,064,072
Oil, Gas & Consumable Fuels 9.9%
Anadarko Petroleum Corp.	254,407	21,400,717
Apache Corp.	225,672	24,356,779
Chevron Corp.	279,099	30,455,283
Exxon Mobil Corp.	474,403	41,035,859
Occidental Petroleum Corp.	288,088	30,067,745
Total		147,316,383
TOTAL ENERGY		195,380,455

Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS 18.8%
Capital Markets 2.7%
Goldman Sachs Group, Inc. (The)	243,000	$27,979,020
Morgan Stanley	633,255	11,740,548
Total		39,719,568
Commercial Banks 3.2%
CIT Group, Inc.(b)	269,651	10,977,492
Wells Fargo & Co.	1,191,280	37,275,151
Total		48,252,643
Diversified Financial Services 7.2%
Bank of America Corp.	5,481,828	43,690,169
Citigroup, Inc.	246,149	8,201,685
JPMorgan Chase & Co.	1,404,243	55,102,495
Total		106,994,349
Insurance 5.7%
ACE Ltd.	328,347	23,545,764
Everest Re Group Ltd.	88,498	7,774,549
MetLife, Inc.	657,785	25,357,612
Travelers Companies, Inc. (The)(a)	205,467	11,910,922
XL Group PLC	770,125	16,018,600
Total		84,607,447
TOTAL FINANCIALS		279,574,007
HEALTH CARE 11.8%
Biotechnology 1.1%
Gilead Sciences, Inc.(b)	365,330	16,622,515
Health Care Equipment & Supplies 0.4%
Medtronic, Inc.	183,236	6,984,956
Health Care Providers & Services 1.8%
UnitedHealth Group, Inc.(a)	354,996	19,791,027
WellPoint, Inc.	101,738	6,677,065
Total		26,468,092
Life Sciences Tools & Services 2.0%
Agilent Technologies, Inc.(b)	276,462	12,059,272
Thermo Fisher Scientific, Inc.(b)	312,940	17,718,663
Total		29,777,935
Pharmaceuticals 6.5%
Bristol-Myers Squibb Co.	502,870	16,177,328
Johnson & Johnson(a)	252,803	16,452,419
Merck & Co., Inc.	507,702	19,378,985
Novartis AG, ADR(a)	277,364	15,119,112
Pfizer, Inc.	1,393,479	29,402,407
Total		96,530,251
TOTAL HEALTH CARE		176,383,749
INDUSTRIALS 14.7%
Aerospace & Defense 3.9%
Boeing Co. (The)	242,936	18,208,053
Honeywell International, Inc.	251,280	14,968,750
Lockheed Martin Corp.(a)	108,763	9,615,737
United Technologies Corp.	187,185	15,699,206
Total		58,491,746
Air Freight & Logistics 0.8%
United Parcel Service, Inc., Class B	164,042	12,613,189

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Large Cap Value Fund

February 29, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS (cont.)
Airlines 0.7%
Delta Air Lines, Inc.(b)	289,359	$2,838,612
United Continental Holdings, Inc.(a)(b)	367,967	7,598,518
Total		10,437,130
Electrical Equipment 0.4%
ABB Ltd., ADR(a)	272,644	5,586,475
Industrial Conglomerates 3.6%
General Electric Co.	1,219,556	23,232,542
Siemens AG, ADR	143,762	14,334,509
Tyco International Ltd.	314,761	16,310,915
Total		53,877,966
Machinery 5.0%
Caterpillar, Inc.	220,522	25,185,818
Deere & Co.	115,881	9,610,011
Eaton Corp.(a)	248,518	12,970,154
Illinois Tool Works, Inc.	327,997	18,266,153
Parker Hannifin Corp.	90,118	8,093,498
Total		74,125,634
Road & Rail 0.3%
CSX Corp.(a)	188,781	3,966,289
TOTAL INDUSTRIALS		219,098,429
INFORMATION TECHNOLOGY 14.3%
Communications Equipment 1.9%
Cisco Systems, Inc.	1,098,830	21,844,740
Nokia OYJ, ADR(a)	1,237,533	6,546,550
Total		28,391,290
Computers & Peripherals 0.9%
Apple, Inc.(b)	24,366	13,217,093
Electronic Equipment, Instruments & Components 0.8%
TE Connectivity Ltd.(a)	339,454	12,407,044
IT Services 3.1%
Accenture PLC, Class A	229,025	13,636,148
Mastercard, Inc., Class A	76,451	32,109,420
Total		45,745,568
Semiconductors & Semiconductor Equipment 3.0%
Intel Corp.	933,324	25,087,749
LSI Corp.(b)	1,621,676	13,946,414
Microchip Technology, Inc.(a)	153,356	5,531,551
Total		44,565,714
Software 4.6%
Microsoft Corp.	1,619,172	51,392,519
Oracle Corp.	614,438	17,984,600
Total		69,377,119
TOTAL INFORMATION TECHNOLOGY		213,703,828
MATERIALS 5.0%
Chemicals 3.2%
Air Products & Chemicals, Inc.(a)	79,576	7,180,938
Dow Chemical Co. (The)	656,338	21,993,887
EI du Pont de Nemours & Co.	375,953	19,117,210
Total		48,292,035
Metals & Mining 1.8%
Barrick Gold Corp.(a)	108,081	5,158,706
Freeport-McMoRan Copper & Gold, Inc.	177,707	7,563,210
Nucor Corp.(a)	185,719	8,084,348

Issuer	Shares	Value
Common Stocks (continued)
MATERIALS (cont.)
Metals & Mining (cont.)
Rio Tinto PLC, ADR(a)	104,628	$5,956,472
Total		26,762,736
TOTAL MATERIALS		75,054,771
TELECOMMUNICATION SERVICES 3.4%
Diversified Telecommunication Services 3.4%
AT&T, Inc.(a)	987,826	30,217,597
Deutsche Telekom AG, ADR(a)	577,050	6,765,911
Verizon Communications, Inc.	338,661	12,906,371
Total		49,889,879
TOTAL TELECOMMUNICATION SERVICES		49,889,879
UTILITIES 0.3%
Multi-Utilities 0.3%
PG&E Corp.(a)	107,928	4,498,439
TOTAL UTILITIES		4,498,439
Total Common Stocks (Cost: $1,273,273,832)		$1,455,455,642
Money Market Funds 2.3%
Columbia Short-Term Cash Fund, 0.166%(c)(d)	35,033,376	$35,033,376
Total Money Market Funds (Cost: $35,033,376)		$35,033,376

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 10.8%
Asset-Backed Commercial Paper 1.5%
Antalis US Funding Corp. 03/01/12	0.350%	$9,999,319	$9,999,319
Rhein-Main Securitisation Ltd. 04/13/12	0.771%	6,991,017	6,991,017
Tasman Funding, Inc. 03/23/12	0.320%	4,998,711	4,998,711
Total			21,989,047
Certificates of Deposit 3.7%
ABM AMRO Bank N.V. 03/21/12	0.310%	9,997,503	9,997,503
Australia and New Zealand Bank Group, Ltd. 03/09/12	0.500%	8,000,000	8,000,000
DZ Bank AG 03/12/12	0.250%	5,000,000	5,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts 03/09/12	0.330%	3,000,000	3,000,000
Hong Kong Shanghai Bank Corp., Ltd. 03/12/12	0.250%	5,000,000	5,000,000
Mitsubishi UFJ Trust and Banking Corp. 05/31/12	0.390%	5,000,064	5,000,064
National Australia Bank 08/16/12	0.344%	3,000,000	3,000,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Large Cap Value Fund

February 29, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit (cont.)
Norinchukin Bank 05/21/12	0.470%	$7,000,000	$7,000,000
Skandinaviska Enskilda Banken 04/16/12	0.360%	9,000,000	9,000,000
Total			54,997,567
Commercial Paper 1.5%
Development Bank of Singapore Ltd. 08/02/12	0.551%	4,986,708	4,986,708
Societe Generale 03/06/12	0.320%	4,999,689	4,999,689
State Development Bank of NorthRhine-Westphalia 03/13/12	0.240%	4,999,034	4,999,034
Suncorp Metway Ltd. 04/10/12	0.480%	1,998,373	1,998,373
Swedish National Housing Finance Corp. (SBAB) 03/15/12	0.350%	4,998,542	4,998,542
Total			21,982,346

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements 4.1%
Credit Suisse Securities (USA) LLC dated 02/29/12, matures 03/01/12, repurchase price $5,923,041(e)
	0.160%	$5,923,015	$5,923,015
Natixis Financial Products, Inc. dated 02/29/12, matures 03/01/12, repurchase price $39,000,238(e)
	0.220%	39,000,000	39,000,000
Pershing LLC dated 02/29/12, matures 03/01/12, repurchase price $2,000,016(e)
	0.290%	2,000,000	2,000,000
RBS Securities, Inc. dated 02/29/12, matures 03/01/12, repurchase price $15,000,063(e)
	0.150%	15,000,000	15,000,000
Total			61,923,015
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $160,891,975)			$160,891,975
Total Investments (Cost: $1,469,199,183)			$1,651,380,993
Other Assets & Liabilities, Net			(159,731,567)
Net Assets			$1,491,649,426

Notes to Portfolio of Investments

(a)  At February 29, 2012, security was partially or fully on loan.

(b)  Non-income producing.

(c)  The rate shown is the seven-day current annualized yield at February 29, 2012.

(d)  Investments in affiliates during the year ended February 29, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$316,836,949	$(281,803,573)	$—	$35,033,376	$22,414	$35,033,376

(e)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Credit Suisse Securities (USA) LLC (0.160%)

Security Description	Value
Ginnie Mae I Pool	$4,240,303
Ginnie Mae II Pool	1,801,186
Total Market Value of Collateral Securities	$6,041,489

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Large Cap Value Fund

February 29, 2012

Notes to Portfolio of Investments (continued)

Natixis Financial Products, Inc. (0.220%)

Security Description	Value
Fannie Mae Pool	$1,961,964
Fannie Mae REMICS	14,612,041
Freddie Mac Gold Pool	1,796,347
Freddie Mac REMICS	8,615,963
Government National Mortgage Association	2,571,853
United States Treasury Note/Bond	10,222,075
Total Market Value of Collateral Securities	$39,780,243

Pershing LLC (0.290%)

Security Description	Value
Fannie Mae Pool	$326,507
Fannie Mae REMICS	275,343
Fannie Mae-Aces	2,775
Federal Farm Credit Bank	24,674
Federal Home Loan Banks	26,538
Federal Home Loan Mortgage Corp	62,556
Federal National Mortgage Association	77,156
Freddie Mac Gold Pool	132,490
Freddie Mac Non Gold Pool	37,004
Freddie Mac Reference REMIC	9
Freddie Mac REMICS	256,456
Ginnie Mae I Pool	334,671
Ginnie Mae II Pool	298,381
Government National Mortgage Association	107,067
United States Treasury Note/Bond	73,837
United States Treasury Strip Coupon	4,536
Total Market Value of Collateral Securities	$2,040,000

RBS Securities, Inc. (0.150%)

Security Description	Value
United States Treasury Inflation Indexed Bonds	$3,394,231
United States Treasury Strip Coupon	10,333,052
United States Treasury Strip Principal	1,572,739
Total Market Value of Collateral Securities	$15,300,022

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia Large Cap Value Fund

February 29, 2012

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 29, 2012:

	Fair Value at February 29, 2012
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$129,504,756	$—	$—	$129,504,756
Consumer Staples	112,367,329	—	—	112,367,329
Energy	195,380,455	—	—	195,380,455
Financials	279,574,007	—	—	279,574,007
Health Care	176,383,749	—	—	176,383,749
Industrials	219,098,429	—	—	219,098,429
Information Technology	213,703,828	—	—	213,703,828
Materials	75,054,771	—	—	75,054,771
Telecommunication Services	49,889,879	—	—	49,889,879
Utilities	4,498,439	—	—	4,498,439
Total Equity Securities	1,455,455,642	—	—	1,455,455,642
Other
Money Market Funds	35,033,376	—	—	35,033,376
Investments of Cash Collateral Received for Securities on Loan	—	160,891,975	—	160,891,975
Total Other	35,033,376	160,891,975	—	195,925,351
Total	$1,490,489,018	$160,891,975	$—	$1,651,380,993

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Assets and Liabilities – Columbia Large Cap Value Fund

February 29, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,273,273,832)	$1,455,455,642
Affiliated issuers (identified cost $35,033,376)	35,033,376
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $98,968,960)	98,968,960
Repurchase agreements (identified cost $61,923,015)	61,923,015
Total investments (identified cost $1,469,199,183)	1,651,380,993
Cash	564
Receivable for:
Investments sold	3,672,260
Capital shares sold	1,200,873
Dividends	4,172,516
Interest	31,932
Reclaims	88,092
Expense reimbursement due from Investment Manager	4,383
Prepaid expense	22,095
Total assets	1,660,573,708
Liabilities
Due upon return of securities on loan	160,891,975
Payable for:
Investments purchased	3,734,615
Capital shares purchased	3,822,953
Investment management fees	27,304
Distribution and service fees	4,081
Transfer agent fees	209,270
Administration fees	2,258
Other expenses	231,826
Total liabilities	168,924,282
Net assets applicable to outstanding capital stock	$1,491,649,426

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Assets and Liabilities (continued) – Columbia Large Cap Value Fund

February 29, 2012

Represented by
Paid-in capital	$1,724,669,432
Undistributed net investment income	4,148,438
Accumulated net realized loss	(419,350,254)
Unrealized appreciation (depreciation) on:
Investments	182,181,810
Total — representing net assets applicable to outstanding capital stock	$1,491,649,426
*Value of securities on loan	$156,909,311
Net assets applicable to outstanding shares
Class A	$418,906,263
Class B	$16,489,479
Class C	$26,274,170
Class I	$2,853
Class R	$1,419,898
Class W	$2,851
Class Y	$6,602,104
Class Z	$1,021,951,808
Shares outstanding
Class A	35,994,193
Class B	1,473,174
Class C	2,346,830
Class I	244
Class R	122,007
Class W	245
Class Y	565,482
Class Z	87,627,196
Net asset value per share
Class A(a)	$11.64
Class B	$11.19
Class C	$11.20
Class I	$11.69
Class R	$11.64
Class W	$11.64
Class Y	$11.68
Class Z	$11.66

(a)  The maximum offering price per share for Class A is $12.35. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Operations – Columbia Large Cap Value Fund

Year ended February 29, 2012

Net investment income
Income:
Dividends	$35,997,297
Dividends from affiliates	22,414
Income from securities lending — net	128,220
Foreign taxes withheld	(205,548)
Total income	35,942,383
Expenses:
Investment management fees	9,815,325
Distribution fees
Class B	195,761
Class C	220,467
Class R	5,868
Service fees
Class B	65,254
Class C	73,489
Class W	7
Distribution and service fees — Class A	1,099,870
Transfer agent fees
Class A	830,542
Class B	48,453
Class C	53,480
Class R	1,880
Class W	4
Class Y	21
Class Z	1,994,606
Administration fees	1,573,639
Compensation of board members	66,907
Pricing and bookkeeping fees	59,100
Custodian fees	32,106
Printing and postage fees	58,448
Registration fees	77,750
Professional fees	59,457
Chief compliance officer expenses	279
Other	63,256
Total expenses	16,395,969
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,084,047)
Expense reductions	(36,791)
Total net expenses	15,275,131
Net investment income	20,667,252
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	219,248,810
Foreign currency translations	(37,213)
Forward foreign currency exchange contracts	38,358
Net realized gain	219,249,955
Net change in unrealized appreciation (depreciation) on:
Investments	(302,758,214)
Net change in unrealized depreciation	(302,758,214)
Net realized and unrealized loss	(83,508,259)
Net decrease in net assets from operations	$(62,841,007)

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Changes in Net Assets – Columbia Large Cap Value Fund

	Year ended February 29, 2012	Year ended Februrary 28, 2011(a)
Operations
Net investment income	$20,667,252	$24,251,398
Net realized gain	219,249,955	233,872,369
Net change in unrealized appreciation (depreciation)	(302,758,214)	124,489,315
Net increase (decrease) in net assets resulting from operations	(62,841,007)	382,613,082
Distributions to shareholders from:
Net investment income
Class A	(3,791,237)	(6,790,082)
Class B	(56,167)	(323,287)
Class C	(72,197)	(213,772)
Class I	(247,786)	(533,119)
Class R	(7,381)	(9,893)
Class W	(27)	(8)
Class Y	(79,940)	(193,638)
Class Z	(12,189,936)	(18,764,224)
Total distributions to shareholders	(16,444,671)	(26,828,023)
Increase (decrease) in net assets from share transactions	(523,674,599)	(589,141,795)
Proceeds from regulatory settlements (Note7)	7,701	—
Total decrease in net assets	(602,952,576)	(233,356,736)
Net assets at beginning of year	2,094,602,002	2,327,958,738
Net assets at end of year	$1,491,649,426	$2,094,602,002
Undistributed (excess of distributions over) net investment income	$4,148,438	$(36,125)

(a)  Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Changes in Net Assets (continued) – Columbia Large Cap Value Fund

	Year ended February 29, 2012		Year ended February 28, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	2,516,984	28,006,998	6,629,664	70,755,262
Distributions reinvested	286,957	3,023,396	514,131	5,387,726
Redemptions	(10,020,773)	(110,684,735)	(52,463,069)	(540,167,576)
Net decrease	(7,216,832)	(79,654,341)	(45,319,274)	(464,024,588)
Class B shares
Subscriptions	12,309	132,984	49,453	496,866
Distributions reinvested	4,559	44,511	23,701	238,802
Redemptions(b)	(2,284,160)	(24,546,532)	(6,267,231)	(64,270,104)
Net decrease	(2,267,292)	(24,369,037)	(6,194,077)	(63,534,436)
Class C shares
Subscriptions	137,370	1,461,967	168,724	1,739,351
Distributions reinvested	5,696	55,644	15,667	158,109
Redemptions	(931,321)	(9,936,545)	(880,581)	(8,998,327)
Net decrease	(788,255)	(8,418,934)	(696,190)	(7,100,867)
Class I shares
Subscriptions	208,708	2,492,014	16,236,077	172,515,838
Distributions reinvested	21,122	247,752	47,136	533,108
Redemptions	(10,457,952)	(123,524,428)	(6,054,847)	(69,040,190)
Net increase (decrease)	(10,228,122)	(120,784,662)	10,228,366	104,008,756
Class R shares
Subscriptions	52,204	568,939	98,178	980,433
Distributions reinvested	707	7,351	939	9,893
Redemptions	(31,949)	(351,744)	(23,133)	(273,944)
Net increase	20,962	224,546	75,984	716,382
Class W shares
Subscriptions	—	—	259	2,650
Redemptions	—	—	(14)	(154)
Net increase	—	—	245	2,496
Class Y shares
Subscriptions	28,100	289,000	12,987	130,000
Distributions reinvested	15	162	19	203
Redemptions	(56,388)	(595,126)	(557,752)	(6,260,373)
Net decrease	(28,273)	(305,964)	(544,746)	(6,130,170)
Class Z shares
Subscriptions	8,668,714	95,993,762	13,465,877	141,147,347
Distributions reinvested	775,119	8,249,986	1,145,900	12,055,399
Redemptions	(35,561,203)	(394,609,955)	(28,724,028)	(306,282,114)
Net decrease	(26,117,370)	(290,366,207)	(14,112,251)	(153,079,368)
Total net decrease	(46,625,182)	(523,674,599)	(56,561,943)	(589,141,795)

(a)  Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights – Columbia Large Cap Value Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$11.98		$10.07		$7.00		$12.37		$15.16
Income from investment operations:
Net investment income	0.12		0.11	(a)	0.09		0.18		0.20
Net realized and unrealized gain (loss)	(0.36)		1.93		3.08		(5.36)		(1.14)
Total from investment operations	(0.24)		2.04		3.17		(5.18)		(0.94)
Less distributions to shareholders from:
Net investment income	(0.10)		(0.13)		(0.10)		(0.19)		(0.22)
Net realized gains	—		—		—		—		(1.63)
Total distributions to shareholders	(0.10)		(0.13)		(0.10)		(0.19)		(1.85)
Proceeds from regulatory settlement	0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$11.64		$11.98		$10.07		$7.00		$12.37
Total return	(1.94%)		20.45%		45.49%		(42.36%)		(7.55%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.16%		1.18	%(d)	1.13%		1.10	%(d)	1.05%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.09	%(f)	1.18	%(d)(f)	1.12	%(f)	1.04	%(d)(f)	0.99	%(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.16%		1.18%		1.13%		1.10%		1.05%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.09	%(f)	1.18	%(f)	1.12	%(f)	1.04	%(f)	0.99	%(f)
Net investment income	1.13	%(f)	1.02	%(f)	0.95	%(f)	1.68	%(f)	1.37	%(f)
Supplemental data
Net assets, end of period (in thousands)	$418,906		$517,861		$891,894		$672,426		$1,262,700
Portfolio turnover	74%		79%		61%		61%		62%
Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Large Cap Value Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class B
Per share data
Net asset value, beginning of period	$11.54		$9.72		$6.75		$11.94		$14.69
Income from investment operations:
Net investment income	0.04		0.03	(a)	0.02		0.09		0.09
Net realized and unrealized gain (loss)	(0.36)		1.85		2.99		(5.17)		(1.10)
Total from investment operations	(0.32)		1.88		3.01		(5.08)		(1.01)
Less distributions to shareholders from:
Net investment income	(0.03)		(0.06)		(0.04)		(0.11)		(0.11)
Net realized gains	—		—		—		—		(1.63)
Total distributions to shareholders	(0.03)		(0.06)		(0.04)		(0.11)		(1.74)
Proceeds from regulatory settlement	0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$11.19		$11.54		$9.72		$6.75		$11.94
Total return	(2.76%)		19.48%		44.59%		(42.84%)		(8.24%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.91%		1.93	%(d)	1.88%		1.85	%(d)	1.80%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.83	%(f)	1.93	%(d)(f)	1.87	%(f)	1.79	%(d)(f)	1.74	%(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.91%		1.93%		1.88%		1.85%		1.80%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.83	%(f)	1.93	%(f)	1.87	%(f)	1.79	%(f)	1.74	%(f)
Net investment income	0.33	%(f)	0.32	%(f)	0.23	%(f)	0.89	%(f)	0.60	%(f)
Supplemental data
Net assets, end of period (in thousands)	$16,489		$43,173		$96,524		$127,489		$346,218
Portfolio turnover	74%		79%		61%		61%		62%
Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Large Cap Value Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class C
Per share data
Net asset value, beginning of period	$11.54		$9.72		$6.75		$11.94		$14.69
Income from investment operations:
Net investment income	0.04		0.03	(a)	0.02		0.09		0.09
Net realized and unrealized gain (loss)	(0.35)		1.85		2.99		(5.17)		(1.10)
Total from investment operations	(0.31)		1.88		3.01		(5.08)		(1.01)
Less distributions to shareholders from:
Net investment income	(0.03)		(0.06)		(0.04)		(0.11)		(0.11)
Net realized gains	—		—		—		—		(1.63)
Total distributions to shareholders	(0.03)		(0.06)		(0.04)		(0.11)		(1.74)
Proceeds from regulatory settlement	0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$11.20		$11.54		$9.72		$6.75		$11.94
Total return	(2.68%)		19.48%		44.59%		(42.84%)		(8.24%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.91%		1.93	%(d)	1.88%		1.85	%(d)	1.80%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.84	%(f)	1.93	%(d)(f)	1.87	%(f)	1.79	%(d)(f)	1.74	%(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.91%		1.93%		1.88%		1.85%		1.80%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.84	%(f)	1.93	%(f)	1.87	%(f)	1.79	%(f)	1.74	%(f)
Net investment income	0.37	%(f)	0.32	%(f)	0.21	%(f)	0.90	%(f)	0.60	%(f)
Supplemental data
Net assets, end of period (in thousands)	$26,274		$36,187		$37,229		$31,091		$70,383
Portfolio turnover	74%		79%		61%		61%		62%
Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Large Cap Value Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28, 2011(a)
Class I
Per share data
Net asset value, beginning of period	$12.03		$10.23
Income from investment operations:
Net investment income	0.17		0.05
Net realized and unrealized gain (loss)	(0.37)		1.80
Total from investment operations	(0.20)		1.85
Less distributions to shareholders from:
Net investment income	(0.14)		(0.05)
Total distributions to shareholders	(0.14)		(0.05)
Proceeds from regulatory settlement	0.00	(b)	—
Net asset value, end of period	$11.69		$12.03
Total return	(1.57%)		18.07%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.71%		0.70	%(d)
Net expenses after fees waived or expenses reimbursed(e)	0.71	%(f)	0.70	%(d)(f)
Net investment income	1.45	%(f)	1.04	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$3		$123,018
Portfolio turnover	74%		79%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia Large Cap Value Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class R
Per share data
Net asset value, beginning of period	$11.98		$10.07		$6.99		$12.36		$15.15
Income from investment operations:
Net investment income	0.10		0.06	(a)	0.07		0.15		0.22
Net realized and unrealized gain (loss)	(0.37)		1.95		3.09		(5.36)		(1.19)
Total from investment operations	(0.27)		2.01		3.16		(5.21)		(0.97)
Less distributions to shareholders from:
Net investment income	(0.07)		(0.10)		(0.08)		(0.16)		(0.19)
Net realized gains	—		—		—		—		(1.63)
Total distributions to shareholders	(0.07)		(0.10)		(0.08)		(0.16)		(1.82)
Proceeds from regulatory settlement	0.00	(b)	—		0.00	(b)	—		—
Net asset value, end of period	$11.64		$11.98		$10.07		$6.99		$12.36
Total return	(2.19%)		20.16%		45.34%		(42.54%)		(7.79%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.38%		1.43	%(d)	1.38%		1.35	%(d)	1.30%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.31	%(f)	1.43	%(d)(f)	1.37	%(f)	1.29	%(d)(f)	1.24	%(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.38%		1.43%		1.38%		1.35%		1.30%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.31	%(f)	1.43	%(f)	1.37	%(f)	1.29	%(f)	1.24	%(f)
Net investment income	0.94	%(f)	0.59	%(f)	0.71	%(f)	1.45	%(f)	1.63	%(f)
Supplemental data
Net assets, end of period (in thousands)	$1,420		$1,211		$252		$147		$236
Portfolio turnover	74%		79%		61%		61%		62%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Financial Highlights (continued) – Columbia Large Cap Value Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28. 2011(a)
Class W
Per share data
Net asset value, beginning of period	$11.99		$10.21
Income from investment operations:
Net investment income (loss)	0.14		0.03
Net realized and unrealized gain (loss)	(0.38)		1.78
Total from investment operations	(0.24)		1.81
Less distributions to shareholders from:
Net investment income	(0.11)		(0.03)
Total distributions to shareholders	(0.11)		(0.03)
Proceeds from regulatory settlement	0.00	(b)	—
Net asset value, end of period	$11.64		$11.99
Total return	(1.94%)		17.79%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.09%		1.22	%(d)
Net expenses after fees waived or expenses reimbursed(e)	1.01	%(f)	1.22	%(d)(f)
Net investment income	1.22	%(f)	0.54	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$3		$3
Portfolio turnover	74%		79%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

22

Financial Highlights (continued) – Columbia Large Cap Value Fund

	Year ended Feb. 29,		Year ended Feb. 28,
	2012		2011		2010(a)
Class Y
Per share data
Net asset value, beginning of period	$12.02		$10.10		$8.65
Income from investment operations:
Net investment income	0.17		0.17	(b)	0.08
Net realized and unrealized gain (loss)	(0.37)		1.92		1.45
Total from investment operations	(0.20)		2.09		1.53
Less distributions to shareholders from:
Net investment income	(0.14)		(0.17)		(0.08)
Total distributions to shareholders	(0.14)		(0.17)		(0.08)
Proceeds from regulatory settlement	0.00	(c)	—		—
Net asset value, end of period	$11.68		$12.02		$10.10
Total return	(1.58%)		20.98%		17.67%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.73%		0.71	%(e)	0.72	%(f)
Net expenses prior to fees waived or expenses reimbursed (including interest expense)(g)	0.73	%(h)	0.71	%(e)(h)	0.72	%(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.73%		0.71%		0.72	%(f)
Net expenses prior to fees waived or expenses reimbursed (excluding interest expense)(g)	0.73	%(h)	0.71	%(h)	0.72	%(f)(h)
Net investment income	1.50	%(h)	1.62	%(h)	1.36	%(f)(h)
Supplemental data
Net assets, end of period (in thousands)	$6,602		$7,138		$11,497
Portfolio turnover	74%		79%		61%

Notes to Financial Highlights

(a)  For the period from July 15, 2009 (commencement of operations) to February 28, 2010.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

23

Financial Highlights (continued) – Columbia Large Cap Value Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class Z
Per share data
Net asset value, beginning of period	$12.01		$10.09		$7.01		$12.40		$15.19
Income from investment operations:
Net investment income	0.15		0.14	(a)	0.11		0.20		0.24
Net realized and unrealized gain (loss)	(0.38)		1.94		3.09		(5.39)		(1.14)
Total from investment operations	(0.23)		2.08		3.20		(5.19)		(0.90)
Less distributions to shareholders from:
Net investment income	(0.12)		(0.16)		(0.12)		(0.22)		(0.26)
Net realized gains	—		—		—		—		(1.63)
Total distributions to shareholders	(0.12)		(0.16)		(0.12)		(0.22)		(1.89)
Proceeds from regulatory settlement	0.00	(b)	—		0.00	(b)	0.02		—
Net asset value, end of period	$11.66		$12.01		$10.09		$7.01		$12.40
Total return	(1.78%)		20.81%		45.93%		(42.27%)		(7.29%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.91%		0.93	%(d)	0.88%		0.85	%(d)	0.80%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.84	%(f)	0.93	%(d)(f)	0.87	%(f)	0.79	%(d)(f)	0.74	%(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.91%		0.93%		0.88%		0.85%		0.80%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.84	%(f)	0.93	%(f)	0.87	%(f)	0.79	%(f)	0.74	%(f)
Net investment income	1.37	%(f)	1.32	%(f)	1.21	%(f)	1.91	%(f)	1.61	%(f)
Supplemental data
Net assets, end of period (in thousands)	$1,021,952		$1,366,011		$1,290,563		$907,353		$1,905,752
Portfolio turnover	74%		79%		61%		61%		62%
Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

24

Notes to Financial Statements – Columbia Large Cap Value Fund
February 29, 2012

Note 1. Organization

Columbia Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

25

Columbia Large Cap Value Fund, February 29, 2012

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in

26

Columbia Large Cap Value Fund, February 29, 2012

excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at February 29, 2012

At February 29, 2012, the fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended February 29, 2012

Amount of Realized Gain (Loss) on Derivatives

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$38,358

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—

Volume of Derivative Instruments for the Year Ended February 29, 2012

Contracts Opened
Forward Foreign Currency Exchange Contracts	3

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives

27

Columbia Large Cap Value Fund, February 29, 2012

delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Interest income is recorded on the accrual basis.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be

28

Columbia Large Cap Value Fund, February 29, 2012

determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 4. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.60% to 0.41% as the Fund's net assets increased. The effective management fee rate for the year ended February 29, 2012 was 0.60% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.17% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. The effective administration fee rate for the year ended February 29, 2012 was 0.10% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to July 25, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 25, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is

29

Columbia Large Cap Value Fund, February 29, 2012

facilitated by a company providing limited administrative services to the Fund and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $5,505.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund's expenses associated with the Chief Compliance Officer are paid directly by Columbia. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended February 29, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.18
Class R	0.16
Class W	0.15
Class Y	0.00	*
Class Z	0.18

*  Rounds to less than 0.01%.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2012, these minimum account balance fees reduced total expenses by $36,791.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution

30

Columbia Large Cap Value Fund, February 29, 2012

and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also required the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $125,422 for Class A, $12,360 for Class B and $2,168 for Class C shares for the year ended February 29, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.11%
Class B	1.86
Class C	1.86
Class I	0.75
Class R	1.36
Class W	1.11
Class Y	0.86
Class Z	0.86

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges

31

Columbia Large Cap Value Fund, February 29, 2012

from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.25%
Class B	2.00
Class C	2.00
Class I	0.87
Class R	1.50
Class W	1.25
Class Y	1.00
Class Z	1.00

Note 5. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended February 29, 2012, these differences are primarily due to differing treatment for capital loss carryforwards deferral/reversal of wash sales losses, Trustees deferred compensation, foreign currency transactions, and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(38,018)
Accumulated net realized loss	35,795
Paid-in capital	2,223

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended	February 29, 2012	February 28, 2011
Ordinary income	$16,444,671	$26,828,023

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,245,295
Unrealized appreciation	180,640,823

At February 29, 2012, the cost of investments for federal income tax purposes was $1,470,740,170 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$227,379,679
Unrealized depreciation	$(46,738,856)
Net unrealized appreciation/depreciation	$180,640,823

The following capital loss carryforward, determined at February 29, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2018	$410,394,653

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended February 29, 2012, $224,121,077 of capital loss carryforward was utilized.

32

Columbia Large Cap Value Fund, February 29, 2012

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2012, the Fund will elect to treat post-October capital losses of $7,414,614 as arising on March 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 6. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,207,057,676 and $1,700,251,878, respectively, for the year ended February 29, 2012.

Note 7. Regulatory Settlements

During the year ended February 29, 2012, the Fund received payments of $7,701 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 8. Lending of Portfolio Securities

Effective Juy 25, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At February 29, 2012, securities valued at $156,909,311 were on loan, secured by U.S. government securities valued at $19,133 and by cash collateral of $160,891,975 invested in short-term securities or in cash equivalents (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 29, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 25, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State

33

Columbia Large Cap Value Fund, February 29, 2012

Street as the lending agent and borrower rebates, was paid to the Fund.

Note 9. Custody Credits

Prior to July 25, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period March 1, 2011 through July 25, 2011, there were no credits.

Note 10. Affiliated Money Market Fund

Effective July 25, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 11. Shareholder Concentration

At February 29, 2012, two unaffiliated shareholder accounts owned 47.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 12. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 25, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 25, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period June 27, 2011 through July 24, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $100 million committed, unsecured revolving credit facility provided by State Street. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million committed, unsecured revolving credit facility provided by State Street. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. The Fund had no borrowings during the year ended February 29, 2012.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than noted below, there were no items requiring adjustment of the financial statements or additional disclosure. On March 23, 2012, a group of unaffiliated shareholders of the Fund redeemed $137,646,441, which represented approximately 9% of the Fund's net assets as of that date. On April 20, 2012, the same group of unaffiliated

34

Columbia Large Cap Value Fund, February 29, 2012

shareholders redeemed $133,352,436, which represented approximately 10% of the Fund's net assets as of that date.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendents.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

35

Columbia Large Cap Value Fund, February 29, 2012

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

36

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Large Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Value Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2012

37

Federal Income Tax Information (Unaudited) – Columbia Large Cap Value Fund

For non-corporate shareholders, 100% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended February 29, 2012 may represent qualified dividend income.

100% of the ordinary income distributed by the Fund for the fiscal year ended February 29, 2012, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

38

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

39

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

40

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

41

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

42

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds.	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

43

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

44

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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48

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Large Cap Value Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

49

Columbia Large Cap Value Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1211 C (4/12)

Columbia Marsico Global Fund

Annual Report for the Period Ended February 29, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Fund Expense Example	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	9

Statement of Operations	11

Statement of Changes in Net Assets	12

Financial Highlights	14

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	29

Federal Income Tax Information	30

Fund Governance	31

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Americans were dispirited in the fourth quarter of 2011 by Washington's inability to reach a plan for deficit reduction and Europe's piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news to encourage risk taking, buoying both stocks and bonds to solid gains.

U.S. economic data surprised on the upside and fears of recession abated. With the bar of expectations set low, investors responded positively to the announcement that the economy had expanded by 1.8% in the third quarter. Consumer confidence improved, even though consumers remain under pressure with no real increase in disposable income and a continued decline in household net worth. Headline inflation—which tracks a broad range of consumer expenditures, including food and energy—declined. Even manufacturing held its ground.

Against this backdrop, the U.S. equity markets logged solid returns. The S&P 500 Index gained 11.82%, moving into positive territory for the year with quarterly advances in all ten sectors. Mid- and small-cap stocks did even better. Value outperformed growth across all market capitalizations. Energy stocks led the market, as the price of oil moved above $100 a barrel in December. Industrials and materials stocks rose, buoyed by improving economic data. The U.S. fixed-income markets logged modest but solid returns. High-yield bonds were the best performers as the economy showed signs of improvement. Emerging market bonds were strong performers, as inflation came under control in key regions. Municipal bonds and Treasuries eked out only modest gains, as investors moved away from quality in favor of riskier assets.

While fourth quarter gains were encouraging, challenges still remain. Columbia Management, however, remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $326 billion under management as of December 31, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The strong line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of December 31, 2011, Columbia Management offers 52 funds rated either 4 or 5 stars by Morningstar.*

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

*All ratings are based on Class Z shares as of 12/31/2011. Out of 119 Class Z share Columbia funds rated by Morningstar, 7 funds received a 5-star Overall Rating and 45 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges/loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. ©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Marsico Global Fund

Summary

■  For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –3.27% without sales charge.

■  The fund's benchmark, the MSCI All Country World Index (Net), returned –1.49%.1

■  Sector allocations hurt returns relative to the index, as the fund was underweight in the strongest-performing sectors. Stock selection in the energy and consumer discretionary sectors also hurt results. However, stock selection in the industrials, materials and health care sectors aided performance.

Portfolio Management

James G. Gendelman has managed the fund since 2008. He is associated with Marsico Capital Management, LLC (Marsico), investment subadviser to the fund.

Thomas F. Marsico has managed the fund since April 2008. He is associated with Marsico, investment subadviser to the fund.

Columbia Management Investment Advisers, LLC (the Investment Manager) retained Marsico to serve as investment subadviser to the Columbia Marsico funds. As an investment subadviser, Marsico makes the investment decisions and manages all or a portion of the fund. Marsico is an investment adviser registered with the Securities and Exchange Commission. Marsico is not affiliated with the Investment Manager.

1The MSCI All Country World Index (ACWI) (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/12

–3.27%

Class A shares (without sales charge)

–1.49%

MSCI All Country World Index (Net)

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Marsico Global Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 04/30/08 – 02/29/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Global Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/30/08 – 02/29/12 ($)

Sales charge	without	with
Class A	9,925	9,355
Class C	9,642	9,642
Class R	9,825	n/a
Class Z	10,016	n/a

Average annual total return as of 02/29/12 (%)

Share class	A		C		R	Z
Inception	04/30/08		04/30/08		04/30/08	04/30/08
Sales charge	without	with	without	with	without	without
1-year	–3.27	–8.83	–4.04	–4.99	–3.62	–3.12
Life	–0.20	–1.73	–0.95	–0.95	–0.46	0.04

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (12b-1) fees. Class R shares are sold at net asset value with a distribution (12b-1) fee. Class R shares and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

2

Fund Expense Example – Columbia Marsico Global Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2011 – February 29, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,069.40	1,016.91	8.23	8.02	1.60
Class C	1,000.00	1,000.00	1,064.80	1,013.18	12.06	11.76	2.35
Class R	1,000.00	1,000.00	1,067.50	1,015.66	9.51	9.27	1.85
Class Z	1,000.00	1,000.00	1,070.20	1,018.15	6.95	6.77	1.35

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Managers' Report – Columbia Marsico Global Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/12 ($)

Class A	9.71
Class C	9.53
Class R	9.65
Class Z	9.76

Distributions declared per share

03/01/11 – 02/29/12 ($)

Class A	0.12
Class C	0.10
Class R	0.11
Class Z	0.12

For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –3.27% without sales charge. The fund underperformed its benchmark, the MSCI All Country World Index ND (net of dividends), which returned –1.49%. The consumer staples and health care sectors were the strongest performers in the benchmark index, but the fund had few investments in these areas, which detracted from performance. Stock selection in the consumer discretionary and energy sectors also hurt results. Stock selection in the industrials, materials and health care sectors was strong and aided results.

In October 2011 the fund's management changed. Cory Gilchrist left the firm to pursue personal and charitable interests. Tom Marsico and Jim Gendelman continue to serve as co-portfolio managers of the fund.

Stock selection, sector weights hurt results

Stock selection in the energy sector was weak, with oil and gas exploration and production companies OGX Petróleo e Gás Participações and Ultra Petroleum each posting significant declines prior to being sold from the fund. Several consumer discretionary positions materially hurt results, including Hong Kong-based consumer goods firm Li & Fung (0.9% of net assets), General Motors and Walt Disney. The latter two positions were also sold during the period. Sector allocations also restrained results. The fund was underweight in the consumer staples and health care sectors, both of which were the strongest-performing sectors in the benchmark index.

Favorable stock selection in industrials, health care and materials

Stock selection was strong in the industrials sector. Several holdings posted double-digit returns, including aerospace components company Precision Castparts, engine manufacturer Cummins and Internet-based consumer banking information provider Bankrate (2.7%, 1.8% and 1.3% of net assets, respectively). In health care, Intuitive Surgical (4.1% of net assets), which makes a robotic system for assisting in minimally invasive surgeries, was among the fund's strongest performing individual positions. Other good performers included consumer electronics firm Apple and Latin American e-commerce company MercadoLibre (7.5% and 2.5% of net assets, respectively). In the materials sector, specialty chemicals firm Dow Chemical (1.8% of net assets) posted sharp stock price appreciation. Overall, the materials sector was a weak performer in the index, and the fund benefitted from having few investments in the group.

4

Portfolio Managers' Report (continued) – Columbia Marsico Global Fund

Fund positioning intended to reflect economic scenarios

By the end of the period, we sought to position the portfolio to reflect both uncertainty in Europe as well as a more constructive scenario in which the euro zone stabilizes and global growth reaccelerates. Hence, a number of holdings are more defensive in nature, with business models that have proven to be less susceptible to adverse macroeconomic conditions and that are capable of generating solid top-line growth and dependable revenues. Another segment of the portfolio is represented by cyclical companies that have the potential to benefit if the euro zone moves closer to a solution and global economic conditions continue to improve. A final segment of the portfolio consists of stocks selected from a purely bottom-up perspective, which we view as unique stories and compelling investments.

Source for all statistical data—Columbia Management Investment Advisers, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio breakdown1

as of 02/29/12 (%)

Consumer Discretionary	30.2
Consumer Staples	8.9
Energy	4.2
Financials	11.2
Health Care	7.6
Industrials	9.4
Information Technology	22.1
Materials	4.5
Other[2]	1.9

1Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

2Includes investments in affiliated money market fund.

Top 10 holdings1

as of 02/29/12 (%)

Apple, Inc.	7.5
Samsung Electronics Co., Ltd.	4.5
Cie Financiere Richemont SA, Class A	4.1
Intuitive Surgical, Inc.	4.0
Wynn Macau Ltd.	3.7
Starbucks Corp.	3.3
Julius Baer Group Ltd.	3.3
Mead Johnson Nutrition Co.	3.1
Anheuser-Busch InBev NV	3.1
Wells Fargo & Co.	3.0

1Percentages indicated are based upon total investments (excluding affiliated money market fund).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

5

Portfolio of Investments – Columbia Marsico Global Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 100.7%
ARGENTINA 2.5%
MercadoLibre, Inc.	2,135	$207,757
BELGIUM 3.1%
Anheuser-Busch InBev NV	3,860	259,294
BRAZIL 2.2%
BR Malls Participacoes SA	14,300	185,531
CHINA 5.7%
Baidu, Inc., ADR(a)	1,227	167,731
Wynn Macau Ltd.	119,727	313,183
Total		480,914
DENMARK 2.8%
Novozymes A/S, Class B	7,970	237,083
GERMANY 1.8%
Bayerische Motoren Werke AG	1,676	155,033
HONG KONG 2.3%
Hang Lung Properties Ltd.	32,000	120,613
Li & Fung Ltd.	32,000	72,971
Total		193,584
IRELAND 2.9%
Accenture PLC, Class A	4,129	245,841
ITALY 2.8%
Prada SpA(a)	42,800	240,026
JAPAN 2.4%
FANUC CORP.	1,100	199,964
NETHERLANDS 2.8%
Sensata Technologies Holding NV(a)	7,263	235,321
SOUTH KOREA 4.6%
Samsung Electronics Co., Ltd.	357	383,905
SPAIN 2.5%
Inditex SA	2,269	209,523
SWITZERLAND 10.4%
Cie Financiere Richemont SA, Class A	5,675	348,454
Julius Baer Group Ltd.(a)	7,144	279,932
Nestlé SA, Registered Shares	2,846	173,962
Roche Holding AG, Genusschein Shares	435	75,730
Total		878,078

Issuer	Shares	Value
Common Stocks (continued)
UNITED KINGDOM 1.0%
ARM Holdings PLC	8,979	$81,351
UNITED STATES 50.9%
Apple, Inc.(a)	1,171	635,197
Bankrate, Inc.(a)	4,641	110,641
Biogen Idec, Inc.(a)	2,033	236,784
Chipotle Mexican Grill, Inc.(a)	259	101,067
Citigroup, Inc.	3,899	129,915
Cummins, Inc.	1,235	148,904
Dollar General Corp.(a)	5,977	251,393
Dow Chemical Co. (The)	4,513	151,231
Google, Inc., Class A(a)	133	82,227
Halliburton Co.	3,324	121,625
Home Depot, Inc. (The)	2,860	136,050
Intuitive Surgical, Inc.(a)	671	343,297
Lululemon Athletica, Inc.(a)	1,904	127,606
Mead Johnson Nutrition Co.	3,384	263,106
Occidental Petroleum Corp.	2,359	246,209
Precision Castparts Corp.	1,350	226,030
priceline.com, Inc.(a)	382	239,522
Pricesmart, Inc.	1,139	73,614
Starbucks Corp.	5,799	281,599
Starwood Hotels & Resorts Worldwide, Inc.	1,248	67,267
Tesla Motors, Inc.(a)	2,021	67,522
Wells Fargo & Co.	8,100	253,449
Total		4,294,255
Total Common Stocks (Cost: $6,993,984)		$8,487,460
	Shares	Value
Money Market Funds 1.9%
Columbia Short-Term Cash Fund, 0.166%(b)(c)	162,080	$162,080
Total Money Market Funds (Cost: $162,080)		$162,080
Total Investments (Cost: $7,156,064)		$8,649,540
Other Assets & Liabilities, Net		(218,505)
Net Assets		$8,431,035

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at February 29, 2012

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation	Unrealized Depreciation
J.P. Morgan Securities, Inc.	March 5, 2012	$140,125 (GBP)	$223,229 (USD)	$304	$—
J.P. Morgan Securities, Inc.	March 5, 2012	200,703 (USD)	16,260,567 (JPY)	—	(672)
Total				$304	$(672)

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Marsico Global Fund

February 29, 2012

Summary of Investments in Securities by Industry (unaudited)

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at February 29, 2012:

Industry	Percentage of Net Assets	Value
Aerospace & Defense	2.7%	$226,031
Automobiles	2.6	222,554
Beverages	3.1	259,294
Biotechnology	2.8	236,783
Capital Markets	3.3	279,932
Chemicals	4.6	388,314
Commercial Banks	3.0	253,449
Computers & Peripherals	7.5	635,197
Distributors	0.9	72,971
Diversified Financial Services	1.6	129,915
Electrical Equipment	2.8	235,321
Energy Equipment & Services	1.5	121,625
Food & Staples Retailing	0.9	73,614
Food Products	5.2	437,068

Summary of Investments in Securities by Industry (cont.)

Industry	Percentage of Net Assets	Value
Health Care Equipment & Supplies	4.1%	$343,297
Hotels, Restaurants & Leisure	9.1	763,117
Internet Software & Services	6.7	568,356
IT Services	2.9	245,841
Internet & Catalog Retail	2.8	239,522
Machinery	4.1	348,868
Multiline Retail	3.0	251,393
Oil, Gas & Consumable Fuels	2.9	246,209
Pharmaceuticals	0.9	75,730
Real Estate Management & Development	3.6	306,144
Semiconductors & Semiconductor Equipment	5.5	465,256
Speciality Retail	4.1	345,573
Textiles, Apparel & Luxury Goods	8.5	716,086
Other(1)	1.9	162,080
Total		$8,649,540

(1)  Includes affiliated money market fund.

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 29, 2012.

(c)  Investments in affiliates during the year ended February 29, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$4,970,932	$(4,808,852)	$—	$162,080	$429	$162,080

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

GBP  Pound Sterling

JPY  Japanese Yen

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Marsico Global Fund

February 29, 2012

Fair Value Measurements (continued)

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 29, 2012:

	Fair Value at February 29, 2012
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$1,272,026	$1,339,190	$—	$2,611,216
Consumer Staples	336,720	433,256	—	769,976
Energy	367,834	—	—	367,834
Financials	568,895	400,545	—	969,440
Health Care	580,081	75,729	—	655,810
Industrials	610,256	199,964	—	810,220
Information Technology	1,449,394	465,256	—	1,914,650
Materials	151,231	237,083	—	388,314
Total Equity Securities	5,336,437	3,151,023	—	8,487,460
Other
Money Market Funds	162,080	—	—	162,080
Total Other	162,080	—	—	162,080
Investments in Securities	5,498,517	3,151,023	—	8,649,540
Derivatives(c)
Assets Forward Foreign Currency Exchange Contracts	—	304	—	304
Liabilities Forward Foreign Currency Exchange Contracts	—	(672)	—	(672)
Total	$5,498,517	$3,150,655	$—	$8,649,172

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

(c)  Derivative instruments are valued at unrealized appreciation (depreciation).

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Statement of Assets and Liabilities – Columbia Marsico Global Fund

February 29, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $6,993,984)	$8,487,460
Affiliated issuers (identified cost $162,080)	162,080
Total investments (identified cost $7,156,064)	8,649,540
Unrealized appreciation on forward foreign currency exchange contracts	304
Receivable for:
Investments sold	222,925
Capital shares sold	390
Dividends	503
Reclaims	3,600
Expense reimbursement due from Investment Manager	474
Prepaid expense	4,884
Total assets	8,882,620
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	672
Payable for:
Investments purchased	317,668
Capital shares purchased	15,000
Investment management fees	185
Distribution and service fees	98
Transfer agent fees	715
Administration fees	51
Chief compliance officer expenses	117
Other expenses	117,079
Total liabilities	451,585
Net assets applicable to outstanding capital stock	$8,431,035

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Statement of Assets and Liabilities (continued) – Columbia Marsico Global Fund

February 29, 2012

Represented by
Paid-in capital	$8,389,756
Excess of distributions over net investment income	(20,057)
Accumulated net realized loss	(1,431,816)
Unrealized appreciation (depreciation) on:
Investments	1,493,476
Foreign currency translations	44
Forward foreign currency exchange contracts	(368)
Total — representing net assets applicable to outstanding capital stock	$8,431,035
Net assets applicable to outstanding shares
Class A	$3,785,634
Class C	$2,011,926
Class R	$1,195,000
Class Z	$1,438,475
Shares outstanding
Class A	389,860
Class C	211,059
Class R	123,784
Class Z	147,319
Net asset value per share
Class A(a)	$9.71
Class C	$9.53
Class R	$9.65
Class Z	$9.76

(a)  The maximum offering price per share for Class A is $10.30. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Operations – Columbia Marsico Global Fund

Year ended February 29, 2012

Net investment income
Income:
Dividends	$97,726
Interest	37
Dividends from affiliates	429
Foreign taxes withheld	(4,825)
Total income	93,367
Expenses:
Investment management fees	67,749
Distribution fees
Class C	14,677
Class R	5,765
Service fees
Class C	4,893
Distribution and service fees — Class A	9,830
Transfer agent fees
Class A	3,573
Class C	1,785
Class R	1,052
Class Z	1,300
Administration fees	4,675
Compensation of board members	13,527
Pricing and bookkeeping fees	18,087
Custodian fees	17,271
Printing and postage fees	27,670
Registration fees	50,120
Professional fees	66,814
Chief compliance officer expenses	199
Other	7,373
Total expenses	316,360
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(166,867)
Total net expenses	149,493
Net investment loss	(56,126)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(243,498)
Foreign currency translations	2,476
Forward foreign currency exchange contracts	(6,510)
Net realized loss	(247,532)
Net change in unrealized appreciation (depreciation) on:
Investments	(102,819)
Foreign currency translations	(596)
Forward foreign currency exchange contracts	(368)
Net change in unrealized depreciation	(103,783)
Net realized and unrealized loss	(351,315)
Net decrease in net assets from operations	$(407,441)

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Changes in Net Assets – Columbia Marsico Global Fund

	Year ended February 29, 2012	Year ended February 28, 2011
Operations
Net investment loss	$(56,126)	$(49,171)
Net realized gain (loss)	(247,532)	977,276
Net change in unrealized appreciation (depreciation)	(103,783)	752,240
Net increase (decrease) in net assets resulting from operations	(407,441)	1,680,345
Distributions to shareholders from:
Net investment income
Class A	(4,805)	(17,012)
Class C	(730)	(1,385)
Class R	(1,118)	(5,206)
Class Z	(2,247)	(11,746)
Net realized gains
Class A	(39,988)	—
Class C	(20,597)	—
Class R	(11,798)	—
Class Z	(14,569)	—
Tax return of capital
Class A	(3,507)
Class C	(1,036)
Class R	(903)
Class Z	(1,497)
Total distributions to shareholders	(102,795)	(35,349)
Increase in net assets from share transactions	745,769	1,014,017
Total increase in net assets	235,533	2,659,013
Net assets at beginning of year	8,195,502	5,536,489
Net assets at end of year	$8,431,035	$8,195,502
Excess of distributions over net investment income	$(20,057)	$(74,637)

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Changes in Net Assets (continued) – Columbia Marsico Global Fund

	Year ended February 29, 2012		Year ended February 28, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	206,746	2,013,459	250,144	2,329,236
Distributions reinvested	2,568	24,649	545	5,311
Redemptions	(148,345)	(1,331,799)	(175,146)	(1,567,235)
Net increase	60,969	706,309	75,543	767,312
Class C shares
Subscriptions	28,078	260,860	154,538	1,403,639
Distributions reinvested	775	7,338	37	361
Redemptions	(22,034)	(190,106)	(133,690)	(1,210,582)
Net increase	6,819	78,092	20,885	193,418
Class R shares
Subscriptions	877	8,195	122,480	1,123,354
Distributions reinvested	16	150	3	28
Redemptions	—	—	(125,246)	(1,148,510)
Net increase (decrease)	893	8,345	(2,763)	(25,128)
Class Z shares
Subscriptions	3,282	31,235	134,998	1,249,198
Distributions reinvested	237	2,280	149	1,454
Redemptions	(8,826)	(80,492)	(126,780)	(1,172,237)
Net increase (decrease)	(5,307)	(46,977)	8,367	78,415
Total net increase	63,374	745,769	102,032	1,014,017

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Financial Highlights – Columbia Marsico Global Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Feb. 29,	Year ended Feb. 28,
	2012	2011		2010		2009(a)
Class A
Per share data
Net asset value, beginning of period	$10.16	$7.85		$4.98		$10.00
Income from investment operations:
Net investment income (loss)	(0.05)	(0.05)		(0.03)		0.01
Net realized and unrealized gain (loss)	(0.28)	2.42		2.93		(5.03)
Total from investment operations	(0.33)	2.37		2.90		(5.02)
Less distributions to shareholders from:
Net investment income	(0.01)	(0.06)		(0.03)		—
Net realized gains	(0.10)	—		—		—
Tax return of capital	(0.01)	—		—		—
Total distributions to shareholders	(0.12)	(0.06)		(0.03)		—
Redemption fees:
Redemption fees added to paid-in-capital	—	—		0.00	(b)	0.00	(b)
Net asset value, end of period	$9.71	$10.16		$7.85		$4.98
Total return	(3.27%)	30.23%		58.22%		(50.20%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	3.58%	5.38%		5.44%		8.79	%(d)
Net expenses after fees waived or expenses reimbursed(e)	1.60%	1.60	%(f)	1.60	%(f)	1.60	%(d)(g)
Net investment income (loss)	(0.50%)	(0.59	%)(f)	(0.42	%)(f)	0.09	%(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$3,786	$3,343		$1,990		$1,113
Portfolio turnover	112%	104%		137%		168%
Notes to Financial Highlights

(a)  For the period from April 30, 2008 (commencement of operations) to February 28, 2009.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Financial Highlights (continued) – Columbia Marsico Global Fund

	Year ended Feb. 29,		Year ended Feb. 28,
	2012		2011		2010		2009(a)
Class C
Per share data
Net asset value, beginning of period	$10.04		$7.78		$4.95		$10.00
Income from investment operations:
Net investment loss	(0.11)		(0.12)		(0.08)		(0.04)
Net realized and unrealized gain (loss)	(0.30)		2.39		2.91		(5.01)
Total from investment operations	(0.41)		2.27		2.83		(5.05)
Less distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.01)		—		—
Net realized gains	(0.10)		—		—		—
Tax return of capital	(0.00	)(b)	—		—		—
Total distributions to shareholders	(0.10)		(0.01)		—		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$9.53		$10.04		$7.78		$4.95
Total return	(4.04%)		29.14%		57.17%		(50.50%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	4.32%		6.13%		6.19%		9.54	%(d)
Net expenses after fees waived or expenses reimbursed(e)	2.35%		2.35	%(f)	2.35	%(f)	2.35	%(d)(g)
Net investment loss	(1.25%)		(1.33	%)(f)	(1.15	%)(f)	(0.63	%)(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$2,012		$2,051		$1,426		$886
Portfolio turnover	112%		104%		137%		168%
Notes to Financial Highlights

(a)  For the period from April 30, 2008 (commencement of operations) to February 28, 2009.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights (continued) – Columbia Marsico Global Fund

	Year ended Feb. 29,		Year ended Feb. 28,
	2012		2011		2010		2009(a)
Class R
Per share data
Net asset value, beginning of period	$10.13		$7.83		$4.97		$10.00
Income from investment operations:
Net investment loss	(0.07)		(0.07)		(0.05)		(0.01)
Net realized and unrealized gain (loss)	(0.30)		2.41		2.93		(5.02)
Total from investment operations	(0.37)		2.34		2.88		(5.03)
Less distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.04)		(0.02)		—
Net realized gains	(0.10)		—		—		—
Tax return of capital	(0.01)		—		—		—
Total distributions to shareholders	(0.11)		(0.04)		(0.02)		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$9.65		$10.13		$7.83		$4.97
Total return	(3.62%)		29.94%		57.86%		(50.30%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	3.82%		5.63%		5.69%		9.04	%(d)
Net expenses after fees waived or expenses reimbursed(e)	1.85%		1.85	%(f)	1.85	%(f)	1.85	%(d)(g)
Net investment loss	(0.75%)		(0.82	%)(f)	(0.62	%)(f)	(0.12	%)(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$1,195		$1,245		$984		$621
Portfolio turnover	112%		104%		137%		168%
Notes to Financial Highlights

(a)  For the period from April 30, 2008 (commencement of operations) to February 28, 2009.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights (continued) – Columbia Marsico Global Fund

	Year ended Feb. 29,	Year ended Feb. 28,
	2012	2011		2010		2009(a)
Class Z
Per share data
Net asset value, beginning of period	$10.20	$7.88		$4.99		$10.00
Income from investment operations:
Net investment income (loss)	(0.02)	(0.03)		(0.01)		0.02
Net realized and unrealized gain (loss)	(0.30)	2.43		2.94		(5.03)
Total from investment operations	(0.32)	2.40		2.93		(5.01)
Less distributions to shareholders from:
Net investment income	(0.01)	(0.08)		(0.04)		—
Net realized gains	(0.10)	—		—		—
Tax return of capital	(0.01)	—		—		—
Total distributions to shareholders	(0.12)	(0.08)		(0.04)		—
Redemption fees:
Redemption fees added to paid-in-capital	—	—		0.00	(b)	0.00	(b)
Net asset value, end of period	$9.76	$10.20		$7.88		$4.99
Total return	(3.12%)	30.47%		58.79%		(50.10%)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	3.32%	5.13%		5.19%		8.54	%(d)
Net expenses after fees waived or expenses reimbursed(e)	1.35%	1.35	%(f)	1.35	%(f)	1.35	%(d)(g)
Net investment income (loss)	(0.25%)	(0.33	%)(f)	(0.13	%)(f)	0.35	%(d)(g)
Supplemental data
Net assets, end of period (in thousands)	$1,438	$1,557		$1,136		$707
Portfolio turnover	112%	104%		137%		168%
Notes to Financial Highlights

(a)  For the period from April 30, 2008 (commencement of operations) to February 28, 2009.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Notes to Financial Statements – Columbia Marsico Global Fund
February 29, 2012

Note 1. Organization

Columbia Marsico Global Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class R and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity.

18

Columbia Marsico Global Fund, February 29, 2012

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts for the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange

19

Columbia Marsico Global Fund, February 29, 2012

contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at February 29, 2012
	Asset derivatives		Liability derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$304	Unrealized depreciation on forward foreign currency exchange contracts	$672

Effect of Derivative Instruments in the Statement of Operations for the Year Ended February 29, 2012

Amount of Realized Gain (Loss) on Derivatives

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(6,510)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(368)

Volume of Derivative Instruments for the Year Ended February 29, 2012

Contracts Opened
Forward Foreign Currency Exchange Contracts	102

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

20

Columbia Marsico Global Fund, February 29, 2012

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower

21

Columbia Marsico Global Fund, February 29, 2012

fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The primary responsibility for the day-to-day portfolio management of the Fund is provided by the Fund's subadviser (see Subadvisory Agreement below). The Management fee is an annual fee that is equal to 0.80% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investments of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.22% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. In the event the administrator fee paid to the Investment Manager was not sufficient to cover the Pricing and Bookkeeping fees, the Investment Manager paid the additional Pricing and Bookkeeping fees on behalf of the Fund.

Pricing and Bookkeeping Fees

Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $1,243.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

22

Columbia Marsico Global Fund, February 29, 2012

Effective April 1, 2011, the Fund's expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the year ended February 29, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.09%
Class C	0.09
Class R	0.09
Class Z	0.09

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2012, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also required the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $36,999 for Class A and $200 for Class C shares for the year ended February 29, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner

23

Columbia Marsico Global Fund, February 29, 2012

terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.60%
Class C	2.35
Class R	1.85
Class Z	1.35

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.60%
Class C	2.35
Class R	1.85
Class Z	1.35

Prior to May 1, 2011, the Investment Manager was entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery did not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. Effective May 1, 2011, the Investment Manager has eliminated such fee recoupment provisions.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended February 29, 2012, these differences are primarily due to differing treatment for net operating loss reclassifications, post-October losses, capital loss carryforward limitations related to ownership changes, capital loss carryforwards, passive foreign investment company (PFIC) holdings, late year ordinary losses, foreign currency transactions and deferral/reversal of wash sales. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over
net investment income	$119,606
Accumulated net realized loss	(38,734)
Paid-in capital	(80,872)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended	February 29, 2012	February 28, 2011
Ordinary income	$8,900	$35,349
Long-term capital gains	86,952	—
Tax return of capital	6,943	—

24

Columbia Marsico Global Fund, February 29, 2012

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Unrealized appreciation	1,493,213

At February 29, 2012, the cost of investments for federal income tax purposes was $7,156,327 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,516,443
Unrealized depreciation	$(23,230)
Net unrealized appreciation	$1,493,213

The following capital loss carryforward, determined at February 29, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2018	$1,122,487
Unlimited short-term	207,373
Total	$1,329,860

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2012, the Fund will elect to treat late year ordinary losses of $20,057 and post-October capital losses of $101,692 as arising on March 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $10,001,047 and $9,090,440, respectively, for the year ended February 29, 2012.

Note 6. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to

25

Columbia Marsico Global Fund, February 29, 2012

return the collateral upon the return of the securities loaned. For the year ended February 29, 2012, the Fund did not participate in securities lending activity.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period March 1, 2011 through July 10, 2011, there were no custody credits.

Note 8. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At February 29, 2012, affiliated shareholder accounts owned 55.8% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

26

Columbia Marsico Global Fund, February 29, 2012

Prior to July 11, 2011, the Fund and certain other funds managed by the Investment Manager participated in a committed, unsecured revolving credit facility provided by State Street. For the period June 27, 2011 through July 8, 2011, the collective borrowing amount of the credit facility was $100 million. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended February 29, 2012.

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and rule in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response

27

Columbia Marsico Global Fund, February 29, 2012

brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Marsico Global Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Global Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2012

29

Federal Income Tax Information (Unaudited) – Columbia Marsico Global Fund

26.06% of the ordinary income distributed by the Fund for the fiscal year ended February 29, 2012, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 29, 2012 may represent qualified dividend income.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

30

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

31

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

32

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

33

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

34

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

35

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

36

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

37

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40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Marsico Global Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

41

Columbia Marsico Global Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1686 C (4/12)

Columbia Marsico Growth Fund

Annual Report for the Period Ended February 29, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	10

Statement of Operations	12

Statement of Changes in Net Assets	13

Financial Highlights	15

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	33

Fund Governance	34

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Americans were dispirited in the fourth quarter of 2011 by Washington's inability to reach a plan for deficit reduction and Europe's piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news to encourage risk taking, buoying both stocks and bonds to solid gains.

U.S. economic data surprised on the upside and fears of recession abated. With the bar of expectations set low, investors responded positively to the announcement that the economy had expanded by 1.8% in the third quarter. Consumer confidence improved, even though consumers remain under pressure with no real increase in disposable income and a continued decline in household net worth. Headline inflation—which tracks a broad range of consumer expenditures, including food and energy—declined. Even manufacturing held its ground.

Against this backdrop, the U.S. equity markets logged solid returns. The S&P 500 Index gained 11.82%, moving into positive territory for the year with quarterly advances in all ten sectors. Mid- and small-cap stocks did even better. Value outperformed growth across all market capitalizations. Energy stocks led the market, as the price of oil moved above $100 a barrel in December. Industrials and materials stocks rose, buoyed by improving economic data. The U.S. fixed-income markets logged modest but solid returns. High-yield bonds were the best performers as the economy showed signs of improvement. Emerging market bonds were strong performers, as inflation came under control in key regions. Municipal bonds and Treasuries eked out only modest gains, as investors moved away from quality in favor of riskier assets.

While fourth quarter gains were encouraging, challenges still remain. Columbia Management, however, remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $326 billion under management as of December 31, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The strong line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of December 31, 2011, Columbia Management offers 52 funds rated either 4 or 5 stars by Morningstar.*

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

*All ratings are based on Class Z shares as of 12/31/2011. Out of 119 Class Z share Columbia funds rated by Morningstar, 7 funds received a 5-star Overall Rating and 45 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges/loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. ©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Marsico Growth Fund

Summary

■  For the 12-month period that ended February 29, 2012, the fund's Class A shares returned 5.00% without sales charge.

■  The fund's benchmark, the S&P 500 Index, returned 5.12%.1

■  Investments in the consumer discretionary, industrials and materials sectors aided performance. Underweight positions in the three strongest sectors in the S&P 500 Index—utilities, consumer staples and health care—detracted from results.

Portfolio Management

Thomas F. Marsico has managed the fund since December 1997 and is Chief Executive Officer of Marsico Capital Management, LLC (Marsico), investment subadviser to the fund. In 2010, A. Douglas Rao and Coralie Witter joined Thomas F. Marsico as co-managers of the fund.

Columbia Management Investment Advisers, LLC (the Investment Manager) retained Marsico to serve as investment subadviser to the Columbia Marsico funds. As an investment subadviser, Marsico makes the investment decisions and manages all or a portion of the fund. Marsico is an investment adviser registered with the Securities and Exchange Commission. Marsico is not affiliated with the Investment Manager.

1The Standard and Poor's (S&P) 500 Index tracks the performance of 500 widely held large-capitalization U.S. stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/12

+5.00%

Class A shares (without sales charges)

+5.12%

S&P 500 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Marsico Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/02 – 02/29/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/02 – 02/29/12 ($)

Sales charge	without	with
Class A	15,772	14,862
Class B	14,636	14,636
Class C	14,640	14,640
Class I*	15,898	n/a
Class R*	15,360	n/a
Class W*	15,780	n/a
Class Z	16,174	n/a

Average annual total return as of 02/29/12 (%)

Share class	A		B		C		I*	R*	W*	Z
Inception	12/31/97		12/31/97		12/31/97		09/27/10	01/23/06	09/27/10	12/31/97
Sales charge	without	with	without	with	without	with	without	without	without	without
1-year	5.00	–1.02	4.25	–0.75	4.19	3.19	5.66	4.78	5.00	5.29
5-year	2.02	0.81	1.26	0.88	1.25	1.25	2.18	1.75	2.02	2.27
10-year	4.66	4.04	3.88	3.88	3.89	3.89	4.75	4.39	4.67	4.93

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution (Rule 12b-1) fees and Class W shares are sold at net asset value with service (Rule 12b-1) fees. Class I, Class R, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class R shares were initially offered by the Fund on January 23, 2006.

Class I shares and Class W shares were initially offered by the Fund on September 27, 2010.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund's Class A shares, the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

2

Understanding Your Expenses – Columbia Marsico Growth Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2011 – February 29, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,119.80	1,018.45	6.80	6.47	1.29
Class B	1,000.00	1,000.00	1,115.90	1,014.72	10.73	10.22	2.04
Class C	1,000.00	1,000.00	1,115.70	1,014.72	10.73	10.22	2.04
Class I	1,000.00	1,000.00	1,125.00	1,020.59	4.54	4.32	0.86
Class R	1,000.00	1,000.00	1,118.80	1,017.21	8.11	7.72	1.54
Class W	1,000.00	1,000.00	1,120.30	1,018.40	6.85	6.52	1.30
Class Z	1,000.00	1,000.00	1,121.50	1,019.69	5.49	5.22	1.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Managers' Report – Columbia Marsico Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/12 ($)

Class A	22.25
Class B	20.13
Class C	20.15
Class I	22.77
Class R	21.94
Class W	22.26
Class Z	22.71

For the 12-month period that ended February 29, 2012, the fund's Class A shares returned 5.00% without sales charge. The fund's benchmark, the S&P 500 Index, returned 5.12%. Stock selection and an emphasis on the consumer discretionary sector relative to the index aided performance. Stock selection in the industrials and materials sectors also was strong. The fund had less exposure than the index to the three strongest-performing sectors—utilities, consumer staples and health care—which detracted from performance. Specific stocks in information technology, health care and energy also disappointed.

U.S. economy picks up momentum

During the first half of the 12-month period, a series of natural disasters in Japan, Europe's debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster and job growth was disappointing. However, the pace of growth picked up in the second half of the period and, as fears of a lapse back into recession faded, prospects brightened. Consumer confidence improved even though consumers remain under pressure, with no real increase in disposable income and a continued decline in household net worth. The labor markets added more than a million new jobs from September 2011 through February 2012, and the jobless rate fell to 8.3%. A modest slowdown in manufacturing activity late in the summer of 2011 raised concern that this lynchpin of the recovery was ready to turn downward. However, manufacturing activity stabilized and the manufacturing expansion continued into 2012. Housing continues to be the one nagging weak spot in the economy. Yet, home sales edged modestly higher over the year, and there is hope that a bottom in the housing market is in sight.

Consumer discretionary, underweight in financials aid results

As the economy improved, the consumer discretionary sector was a strong performer, and the fund benefited from an overweight in the sector relative to the index. In addition, several individual consumer names were strong performers, including retailer TJX, specialty coffee retailer Starbucks, restaurant operator YUM! Brands and online travel reservations firm priceline.com (4.5%, 3.0%, 1.7% and 3.2% of net assets, respectively). In the industrials and materials sectors, Union Pacific, the largest public railroad in the U.S., Precision Castparts, which manufactures complex metal components for industrial applications, and industrial gas supplier Praxair (2.9%, 2.3% and 2.5% of net assets, respectively) contributed positively to results.

With the regulatory climate for the financial services sector becoming considerably more complex, we significantly reduced the fund's allocation to financials during the period. This decision aided performance as the sector was the weakest performer in the index.

Sector positioning, stock selection disappointed

The fund had few investments in the three strongest-performing sectors of the S&P 500 Index: utilities, consumer staples and health care. This positioning hurt performance. Elsewhere in the portfolio, certain stocks detracted from return. In information technology, Chinese Internet television firm Youku.com (0.6% of net assets), enterprise software provider Oracle and Acme Packet, which sells

4

Portfolio Managers' Report (continued) – Columbia Marsico Growth Fund telecommunications equipment used for the delivery of real-time audio and video via Internet, all posted double-digit losses. We sold Oracle and Acme Packet from the portfolio. Within health care, Agilent Technologies, a leading provider of test and measurement products, declined sharply and was sold. Energy sector holding Halliburton (2.6% of net assets), which provides oilfield service, had a negative return as well.

Portfolio activity

During the 12-month period, we took a number of steps aimed at reducing the fund's emphasis on economically-sensitive companies. We pared exposure to industrials and materials and pulled back significantly from financial stocks. We increased investments in companies that we believe have durable franchises with dependable revenue streams that we think are capable of compounding their earnings growth even in a choppy economic environment. These companies span a variety of industries but share several common factors, such as an established global footprint, high quality assets, solid top-line unit growth and an ability to gain market share.

Looking ahead

At the end of the period, the portfolio was positioned to balance the uncertainty in Europe against a more constructive scenario in which the euro zone stabilizes and global growth accelerates. Hence, a number of holdings are more defensive in nature, with business models that have proven to be less susceptible to adverse macroeconomic conditions and with the potential to generate solid top-line growth and dependable revenues. Another segment of the portfolio is represented by cyclical companies that should benefit if the euro zone moves closer to a solution and global economic conditions continue to improve. A final segment of the portfolio consists of stocks selected from a purely bottom-up perspective, which we view as unique stories and compelling investments.

Source for all statistical data—Columbia Management Investment Advisers, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to a greater risk than a fund that is more fully diversified.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Portfolio breakdown1

as of 02/29/12 (%)

Consumer Discretionary	36.2
Consumer Staples	3.5
Energy	9.1
Financials	5.2
Health Care	5.2
Industrials	10.6
Information Technology	20.5
Materials	8.3
Other[2]	1.4

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

2Includes investments in affiliated money market fund.

Top 10 holdings1

as of 02/29/12 (%)

Apple, Inc.	6.2
TJX Companies, Inc.	4.6
Visa, Inc., Class A	3.7
Monsanto Co.	3.6
Nike, Inc., Class B	3.5
priceline.com, Inc.	3.2
McDonald's Corp.	3.0
Starbucks Corp.	3.0
Baidu, Inc., ADR	2.9
Occidental Petroleum Corp.	2.9

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and affiliated money market fund).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

5

Portfolio of Investments – Columbia Marsico Growth Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.9%
CONSUMER DISCRETIONARY 36.5%
Distributors 0.9%
Li & Fung Ltd.	12,758,000	$29,092,628
Hotels, Restaurants & Leisure 10.4%
McDonald's Corp.	980,280	97,322,198
Starbucks Corp.	1,959,518	95,154,194
Wynn Resorts Ltd.(a)	731,155	86,671,114
Yum! Brands, Inc.	838,115	55,516,738
Total		334,664,244
Internet & Catalog Retail 4.0%
Amazon.com, Inc.(a)(b)	146,305	26,289,545
priceline.com, Inc.(b)	162,328	101,782,903
Total		128,072,448
Media 4.2%
British Sky Broadcasting Group PLC	4,044,222	43,107,485
Time Warner, Inc.	2,454,710	91,339,759
Total		134,447,244
Multiline Retail 0.4%
Dollar Tree, Inc.(b)	143,558	12,706,319
Specialty Retail 8.1%
AutoZone, Inc.(b)	40,030	14,990,434
Home Depot, Inc. (The)	1,138,914	54,178,139
O'Reilly Automotive, Inc.(b)	520,220	44,999,030
TJX Companies, Inc.	3,984,234	145,862,807
Total		260,030,410
Textiles, Apparel & Luxury Goods 8.5%
Cie Financiere Richemont SA, ADR	11,394,821	69,622,356
Coach, Inc.	882,120	66,017,861
Deckers Outdoor Corp.(a)(b)	248,945	18,611,128
Lululemon Athletica, Inc.(a)(b)	131,851	8,836,654
Nike, Inc., Class B	1,031,558	111,325,740
Total		274,413,739
TOTAL CONSUMER DISCRETIONARY		1,173,427,032
CONSUMER STAPLES 3.6%
Food Products 2.4%
Mead Johnson Nutrition Co.	963,569	74,917,490
Personal Products 1.2%
Estee Lauder Companies, Inc. (The), Class A	675,486	39,542,950
TOTAL CONSUMER STAPLES		114,460,440
ENERGY 9.1%
Energy Equipment & Services 4.8%
Halliburton Co.	2,299,414	84,135,558
National Oilwell Varco, Inc.	868,859	71,706,934
Total		155,842,492
Oil, Gas & Consumable Fuels 4.3%
Anadarko Petroleum Corp.	319,123	26,844,627
Continental Resources, Inc.(a)(b)	188,926	17,131,809
Occidental Petroleum Corp.	902,327	94,175,869
Total		138,152,305
TOTAL ENERGY		293,994,797

Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS 4.7%
Commercial Banks 4.7%
U.S. Bancorp	2,420,374	$71,158,996
Wells Fargo & Co.	2,519,981	78,850,205
Total		150,009,201
TOTAL FINANCIALS		150,009,201
HEALTH CARE 5.3%
Biotechnology 2.6%
Biogen Idec, Inc.(a)(b)	707,045	82,349,531
Pharmaceuticals 2.7%
Allergan, Inc.(a)	495,803	44,418,991
Bristol-Myers Squibb Co.	1,350,380	43,441,725
Total		87,860,716
TOTAL HEALTH CARE		170,210,247
INDUSTRIALS 10.7%
Aerospace & Defense 2.2%
Precision Castparts Corp.	435,049	72,840,254
Electrical Equipment 0.9%
Rockwell Automation, Inc.(a)	359,103	28,721,058
Industrial Conglomerates 1.9%
Danaher Corp.(a)	1,159,543	61,258,657
Machinery 2.8%
Cummins, Inc.(a)	468,205	56,451,477
Eaton Corp.	644,196	33,620,589
Total		90,072,066
Road & Rail 2.9%
Union Pacific Corp.	838,515	92,446,279
TOTAL INDUSTRIALS		345,338,314
INFORMATION TECHNOLOGY 20.7%
Communications Equipment 1.9%
QUALCOMM, Inc.	1,004,007	62,429,155
Computers & Peripherals 6.2%
Apple, Inc.(b)	366,210	198,646,952
Internet Software & Services 5.1%
Baidu, Inc., ADR(b)	690,507	94,392,307
Google, Inc., Class A(b)	81,005	50,081,341
Youku, Inc., ADR(a)(b)	733,183	18,432,221
Total		162,905,869
IT Services 6.0%
Accenture PLC, Class A	1,243,996	74,067,522
Visa, Inc., Class A	1,010,132	117,549,061
Total		191,616,583
Software 1.5%
Check Point Software Technologies Ltd.(a)(b)	680,859	39,598,759
VMware, Inc., Class A(b)	98,384	9,729,194
Total		49,327,953
TOTAL INFORMATION TECHNOLOGY		664,926,512

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Marsico Growth Fund

February 29, 2012

Issuer	Shares	Value
Common Stocks (continued)
MATERIALS 8.3%
Chemicals 8.3%
Dow Chemical Co. (The)	1,170,546	$39,224,997
Monsanto Co.	1,497,038	115,840,800
PPG Industries, Inc.	349,165	31,861,306
Praxair, Inc.(a)	743,499	81,041,391
Total		267,968,494
TOTAL MATERIALS		267,968,494
Total Common Stocks (Cost: $2,246,177,275)		$3,180,335,037
Preferred Stocks 0.6%
FINANCIALS 0.6%
Commercial Banks 0.6%
Wells Fargo & Co., 8.000%(a)	687,425	20,107,181
TOTAL FINANCIALS		20,107,181
Total Preferred Stocks (Cost: $13,207,874)		$20,107,181
	Shares	Value
Money Market Funds 1.4%
Columbia Short-Term Cash Fund, 0.166%(c)(d)	43,906,157	43,906,157
Total Money Market Funds (Cost: $43,906,157)		$43,906,157

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 2.4%
Asset-Backed Commercial Paper 0.3%
Antalis US Funding Corp. 03/01/12	0.350%	$4,999,660	4,999,660
Aspen Funding Corp. 05/11/12	0.471%	4,993,929	4,993,929
Total			9,993,589
Certificates of Deposit 1.0%
Australia and New Zealand Bank Group, Ltd. 03/09/12	0.500%	5,000,000	5,000,000
DZ Bank AG 03/12/12	0.250%	5,000,000	5,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit (cont.)
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts 03/09/12	0.330%	$3,000,000	$3,000,000
Hong Kong Shanghai Bank Corp., Ltd. 03/12/12	0.250%	5,000,000	5,000,000
National Australia Bank 08/16/12	0.344%	3,000,000	3,000,000
Skandinaviska Enskilda Banken 04/16/12	0.360%	5,000,000	5,000,000
United Overseas Bank Ltd. 03/16/12	0.250%	4,000,000	4,000,000
Total			30,000,000
Commercial Paper 0.4%
Development Bank of Singapore Ltd. 08/02/12	0.551%	3,989,367	3,989,367
State Development Bank of NorthRhine-Westphalia 03/13/12	0.240%	3,999,227	3,999,227
Suncorp Metway Ltd. 04/10/12	0.480%	4,995,933	4,995,933
Total			12,984,527
Repurchase Agreements 0.7%
Citigroup Global Markets, Inc. dated 02/29/12, matures 03/01/12, repurchase price $5,000,018(e)	0.130%	5,000,000	5,000,000
Credit Suisse Securities (USA) LLC dated 02/29/12, matures 03/01/12, repurchase price $12,958,010(e)	0.160%	12,957,953	12,957,953
Morgan Stanley dated 02/29/12, matures 03/01/12, repurchase price $5,000,025(e)	0.180%	5,000,000	5,000,000
Total			22,957,953
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $75,936,069)			$75,936,069
Total Investments (Cost: $2,379,227,375)			$3,320,284,444
Other Assets & Liabilities, Net			(104,767,117)
Net Assets			$3,215,517,327

Notes to Portfolio of Investments

(a)  At February 29, 2012, security was partially or fully on loan.

(b)  Non-income producing.

(c)  The rate shown is the seven-day current annualized yield at February 29, 2012.

(d)  Investments in affiliates during the year ended February 29, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$1,023,895,839	$(979,989,682)	$—	$43,906,157	$92,823	$43,906,157

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Marsico Growth Fund

February 29, 2012

Notes to Portfolio of Investments (continued)

(e)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Citigroup Global Markets, Inc. (0.130%)

Security Description	Value
Fannie Mae REMICS	$2,392,734
Fannie Mae-Aces	264,929
Freddie Mac REMICS	1,919,413
Government National Mortgage Association	522,924
Total Market Value of Collateral Securities	$5,100,000

Credit Suisse Securities (USA) LLC (0.160%)

Security Description	Value
Ginnie Mae I Pool	$9,276,635
Ginnie Mae II Pool	3,940,507
Total Market Value of Collateral Securities	$13,217,142

Morgan Stanley (0.180%)

Security Description	Value
Freddie Mac Gold Pool	$2,725,246
Freddie Mac Non Gold Pool	2,374,754
Total Market Value of Collateral Securities	$5,100,000
Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Marsico Growth Fund

February 29, 2012

Fair Value Measurements (continued)

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 29, 2012:

	Fair value at February 29, 2012
Description(a)	Level 1 Quoted Prices In Active Markets For Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$1,101,226,918	$72,200,114	$—	$1,173,427,032
Consumer Staples	114,460,440	—	—	114,460,440
Energy	293,994,797	—	—	293,994,797
Financials	150,009,201	—	—	150,009,201
Health Care	170,210,247	—	—	170,210,247
Industrials	345,338,314	—	—	345,338,314
Information Technology	664,926,512	—	—	664,926,512
Materials	267,968,494	—	—	267,968,494
Preferred Stocks
Financials	20,107,181	—	—	20,107,181
Total Equity Securities	3,128,242,104	72,200,114	—	3,200,442,218
Other
Money Market Funds	43,906,157	—	—	43,906,157
Investments of Cash Collateral Received for Securities on Loan	—	75,936,069	—	75,936,069
Total Other	43,906,157	75,936,069	—	119,842,226
Total	$3,172,148,261	$148,136,183	$—	$3,320,284,444

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Statement of Assets and Liabilities – Columbia Marsico Growth Fund

February 29, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $2,259,385,149)	$3,200,442,218
Affiliated issuers (identified cost $43,906,157)	43,906,157
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $52,978,116)	52,978,116
Repurchase agreements (identified cost $22,957,953)	22,957,953
Total investments (identified cost $2,379,227,375)	3,320,284,444
Receivable for:
Investments sold	15,200,189
Capital shares sold	1,728,679
Dividends	4,225,099
Interest	25,227
Prepaid expense	33,266
Total assets	3,341,496,904
Liabilities
Due upon return of securities on loan	75,936,069
Payable for:
Investments purchased	38,005,215
Capital shares purchased	11,412,899
Investment management fees	57,170
Distribution and service fees	15,153
Transfer agent fees	137,145
Administration fees	19,509
Expense reimbursement due to Investment Manager	115,783
Other expenses	280,634
Total liabilities	125,979,577
Net assets applicable to outstanding capital stock	$3,215,517,327

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities (continued) – Columbia Marsico Growth Fund

February 29, 2012

Represented by
Paid-in capital	$2,789,898,671
Undistributed net investment income	5,079,542
Accumulated net realized loss	(520,517,955)
Unrealized appreciation (depreciation) on:
Investments	941,057,069
Total — representing net assets applicable to outstanding capital stock	$3,215,517,327
*Value of securities on loan	$84,854,299
Net assets applicable to outstanding shares
Class A	$728,788,063
Class B	$27,040,588
Class C	$330,212,887
Class I	$3,119
Class R	$21,165,937
Class W	$3,094
Class Z	$2,108,303,639
Shares outstanding
Class A	32,750,855
Class B	1,343,484
Class C	16,384,528
Class I	137
Class R	964,774
Class W	139
Class Z	92,839,032
Net asset value per share
Class A(a)	$22.25
Class B	$20.13
Class C	$20.15
Class I	$22.77
Class R	$21.94
Class W	$22.26
Class Z	$22.71

(a)  The maximum offering price per share for Class A is $23.61. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Operations – Columbia Marsico Growth Fund

Year ended February 29, 2012

Net investment income
Income:
Dividends	$44,708,298
Interest	5,087
Dividends from affiliates	92,823
Income from securities lending — net	116,064
Foreign taxes withheld	(276,927)
Total income	44,645,345
Expenses:
Investment management fees	21,081,118
Distribution fees
Class B	243,598
Class C	2,571,587
Class R	106,312
Service fees
Class B	81,199
Class C	856,523
Class W	8
Distribution and service fees — Class A	2,052,770
Transfer agent fees
Class A	1,581,913
Class B	63,301
Class C	658,740
Class R	40,198
Class W	5
Class Z	3,866,307
Administration fees	7,140,171
Compensation of board members	62,428
Pricing and bookkeeping fees	59,396
Custodian fees	87,235
Printing and postage fees	219,359
Registration fees	146,001
Professional fees	89,605
Line of credit interest expense	1,667
Chief compliance officer expenses	407
Other	212,845
Total expenses	41,222,693
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,653,534)
Expense reductions	(4,231)
Total net expenses	39,564,928
Net investment income	5,080,417
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	285,743,900
Foreign currency translations	107,659
Forward foreign currency exchange contracts	(108,534)
Net realized gain	285,743,025
Net change in unrealized appreciation (depreciation) on:
Investments	(152,622,301)
Net change in unrealized depreciation	(152,622,301)
Net realized and unrealized gain	133,120,724
Net increase in net assets resulting from operations	$138,201,141

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Changes in Net Assets – Columbia Marsico Growth Fund

	Year ended February 29, 2012	Year ended February 28, 2011(a)
Operations
Net investment income	$5,080,417	$481,433
Net realized gain	285,743,025	472,052,740
Net change in unrealized appreciation (depreciation)	(152,622,301)	316,671,986
Net increase in net assets resulting from operations	138,201,141	789,206,159
Distributions to shareholders from:
Net investment income
Class I	—	(5)
Class Z	—	(1,185,515)
Total distributions to shareholders	—	(1,185,520)
Decrease in net assets from share transactions	(471,969,904)	(946,407,700)
Proceeds from regulatory settlements (Note 6)	—	22,206
Total decrease in net assets	(333,768,763)	(158,364,855)
Net assets at beginning of year	3,549,286,090	3,707,650,945
Net assets at end of year	$3,215,517,327	$3,549,286,090
Undistributed net investment income	$5,079,542	$—

(a)  Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Changes in Net Assets (continued) – Columbia Marsico Growth Fund

	Year ended February 29, 2012		Year ended February 28, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	5,762,153	117,329,302	8,317,114	152,607,078
Redemptions	(21,227,889)	(438,105,302)	(53,801,705)	(945,181,516)
Net decrease	(15,465,736)	(320,776,000)	(45,484,591)	(792,574,438)
Class B shares
Subscriptions	28,105	533,083	40,027	690,242
Redemptions(b)	(842,848)	(15,772,245)	(992,338)	(16,524,125)
Net decrease	(814,743)	(15,239,162)	(952,311)	(15,833,883)
Class C shares
Subscriptions	745,332	14,022,626	1,011,381	17,351,175
Redemptions	(4,551,349)	(85,153,704)	(6,731,226)	(112,137,465)
Net decrease	(3,806,017)	(71,131,078)	(5,719,845)	(94,786,290)
Class I shares
Subscriptions	748,324	14,748,479	644,301	13,156,499
Redemptions	(1,268,025)	(26,235,246)	(124,463)	(2,621,750)
Net increase (decrease)	(519,701)	(11,486,767)	519,838	10,534,749
Class R shares
Subscriptions	395,608	8,029,454	376,788	7,024,980
Redemptions	(412,020)	(8,328,400)	(290,095)	(5,277,968)
Net increase (decrease)	(16,412)	(298,946)	86,693	1,747,012
Class W shares
Subscriptions	—	—	147	2,650
Redemptions	—	—	(8)	(153)
Net increase	—	—	139	2,497
Class Z shares
Subscriptions	27,905,610	591,479,176	30,141,519	555,508,512
Distributions reinvested	—	—	39,761	809,020
Redemptions	(30,752,853)	(644,517,127)	(32,963,943)	(611,814,879)
Net decrease	(2,847,243)	(53,037,951)	(2,782,663)	(55,497,347)
Total net decrease	(23,469,852)	(471,969,904)	(54,332,740)	(946,407,700)

(a)  Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Financial Highlights – Columbia Marsico Growth Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009(a)(b)		2008(a)(c)		2007(a)
Class A
Per share data
Net asset value, beginning of period	$21.19		$16.75		$11.30		$20.26		$20.22		$19.53
Income from investment operations:
Net investment income (loss)	0.02		(0.01)		0.03		0.06		0.06		0.00	(d)
Net realized and unrealized gain (loss)	1.04		4.45		5.50		(9.01)		(0.01)		0.69
Total from investment operations	1.06		4.44		5.53		(8.95)		0.05		0.69
Less distributions to shareholders from:
Net investment income	—		—		(0.08)		(0.01)		(0.01)		—
Total distributions to shareholders	—		—		(0.08)		(0.01)		(0.01)		—
Proceeds from regulatory settlement	—		0.00	(d)	0.00	(d)	—		—		—
Net asset value, end of period	$22.25		$21.19		$16.75		$11.30		$20.26		$20.22
Total return	5.00%		26.51%		49.09%		(44.21%)		0.24%		3.53%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.33	%(f)	1.30	%(f)	1.28	%(f)	1.26%		1.21	%(g)	1.23%
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.28	%(f)(i)	1.30	%(f)(i)	1.28	%(f)(i)	1.24	%(i)	1.20	%(g)(i)	1.22	%(i)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.33%		1.30%		1.28%		1.26%		1.21	%(g)	1.23%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.28	%(i)	1.30	%(i)	1.28	%(i)	1.24	%(i)	1.20	%(g)(i)	1.22	%(i)
Net investment income (loss)	0.08	%(i)	(0.05	%)(i)	0.23	%(i)	0.36	%(i)	0.29	%(g)(i)	0.01	%(i)
Supplemental data
Net assets, end of period (in thousands)	$728,788		$1,021,724		$1,569,860		$1,383,438		$3,024,016		$2,864,153
Portfolio turnover	65%		67%		69%		21	%(j)	—		—
Turnover of Columbia Marsico Growth Master Portfolio	—		—		—		54%		58%		42%
Notes to Financial Highlights

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  For the period from April 1, 2007 to February 29, 2008. During the period, the Fund's fiscal year end was changed from March 31 to February 29.

(d)  Rounds to less than $0.01.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights (continued) – Columbia Marsico Growth Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009(a)(b)		2008(a)(c)		2007(a)
Class B
Per share data
Net asset value, beginning of period	$19.31		$15.38		$10.42		$18.83		$18.92		$18.40
Income from investment operations:
Net investment loss	(0.13)		(0.13)		(0.07)		(0.06)		(0.09)		(0.13)
Net realized and unrealized gain (loss)	0.95		4.06		5.07		(8.35)		(0.00	)(d)	0.65
Total from investment operations	0.82		3.93		5.00		(8.41)		(0.09)		0.52
Less distributions to shareholders from:
Net investment income	—		—		(0.04)		—		—		—
Total distributions to shareholders	—		—		(0.04)		—		—		—
Proceeds from regulatory settlement	—		0.00	(d)	0.00	(d)	—		—		—
Net asset value, end of period	$20.13		$19.31		$15.38		$10.42		$18.83		$18.92
Total return	4.25%		25.55%		48.10%		(44.66%)		(0.48%)		2.83%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.09	%(f)	2.05	%(f)	2.03	%(f)	2.01%		1.96	%(g)	1.98%
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	2.03	%(f)(i)	2.05	%(f)(i)	2.03	%(f)(i)	1.99	%(i)	1.95	%(g)(i)	1.97	%(i)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.09%		2.05%		2.03%		2.01%		1.96	%(g)	1.98%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	2.03	%(i)	2.05	%(i)	2.03	%(i)	1.99	%(i)	1.95	%(g)(i)	1.97	%(i)
Net investment loss	(0.68	%)(i)	(0.78	%)(i)	(0.52	%)(i)	(0.39	%)(i)	(0.46	%)(g)(i)	(0.71	%)(i)
Supplemental data
Net assets, end of period (in thousands)	$27,041		$41,675		$47,847		$44,407		$118,307		$156,923
Portfolio turnover	65%		67%		69%		21	%(j)	—		—
Turnover of Columbia Marsico Growth Master Portfolio	—		—		—		54%		58%		42%
Notes to Financial Highlights

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  For the period from April 1, 2007 to February 29, 2008. During the period, the Fund's fiscal year end was changed from March 31 to February 29.

(d)  Rounds to less than $0.01.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights (continued) – Columbia Marsico Growth Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009(a)(b)		2008(a)(c)		2007(a)
Class C
Per share data
Net asset value, beginning of period	$19.34		$15.40		$10.44		$18.86		$18.94		$18.43
Income from investment operations:
Net investment loss	(0.13)		(0.13)		(0.07)		(0.06)		(0.08)		(0.13)
Net realized and unrealized gain (loss)	0.94		4.07		5.07		(8.36)		(0.00	)(d)	0.64
Total from investment operations	0.81		3.94		5.00		(8.42)		(0.08)		0.51
Less distributions to shareholders from:
Net investment income	—		—		(0.04)		—		—		—
Total distributions to shareholders	—		—		(0.04)		—		—		—
Proceeds from regulatory settlement	—		0.00	(d)	0.00	(d)	—		—		—
Net asset value, end of period	$20.15		$19.34		$15.40		$10.44		$18.86		$18.94
Total return	4.19%		25.58%		48.00%		(44.64%)		(0.42%)		2.77%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.09	%(f)	2.05	%(f)	2.03	%(f)	2.01%		1.96	%(g)	1.98%
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	2.03	%(f)(i)	2.05	%(f)(i)	2.03	%(f)(i)	1.99	%(i)	1.95	%(g)(i)	1.97	%(i)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.09%		2.05%		2.03%		2.01%		1.96	%(g)	1.98%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	2.03	%(i)	2.05	%(i)	2.03	%(i)	1.99	%(i)	1.95	%(g)(i)	1.97	%(i)
Net investment loss	(0.67	%)(i)	(0.78	%)(i)	(0.52	%)(i)	(0.39	%)(i)	(0.46	%)(g)(i)	(0.74	%)(i)
Supplemental data
Net assets, end of period (in thousands)	$330,213		$390,384		$399,082		$384,025		$891,076		$832,852
Portfolio turnover	65%		67%		69%		21	%(j)	—		—
Turnover of Columbia Marsico Growth Master Portfolio	—		—		—		54%		58%		42%
Notes to Financial Highlights

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  For the period from April 1, 2007 to February 29, 2008. During the period, the Fund's fiscal year end was changed from March 31 to February 29.

(d)  Rounds to less than $0.01.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Marsico Growth Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28, 2011(a)
Class I
Per share data
Net asset value, beginning of period	$21.55		$18.29
Income from investment operations:
Net investment income	0.13		0.01
Net realized and unrealized gain	1.09		3.29
Total from investment operations	1.22		3.30
Less distributions to shareholders from:
Net investment income	—		(0.04)
Total distributions to shareholders	—		(0.04)
Net asset value, end of period	$22.77		$21.55
Total return	5.66%		18.05%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.89	%(c)	0.88	%(c)(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.88	%(c)(f)	0.88	%(c)(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.89%		0.88	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.88	%(f)	0.88	%(d)(f)
Net investment income	0.64	%(f)	0.06	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$3		$11,201
Portfolio turnover	65%		67%
Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Marsico Growth Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009(a)(b)		2008(a)(c)		2007(a)
Class R
Per share data
Net asset value, beginning of period	$20.94		$16.60		$11.20		$20.13		$20.14		$19.49
Income from investment operations:
Net investment income (loss)	(0.03)		(0.05)		(0.00	)(d)	0.02		0.01		(0.08)
Net realized and unrealized gain (loss)	1.03		4.39		5.45		(8.95)		(0.02)		0.73
Total from investment operations	1.00		4.34		5.45		(8.93)		(0.01)		0.65
Less distributions to shareholders from:
Net investment income	—		—		(0.05)		—		—		—
Total distributions to shareholders	—		—		(0.05)		—		—		—
Proceeds from regulatory settlement	—		0.00	(d)	0.00	(d)	—		—		—
Net asset value, end of period	$21.94		$20.94		$16.60		$11.20		$20.13		$20.14
Total return	4.78%		26.14%		48.79%		(44.36%)		(0.05%)		3.34%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.58	%(f)	1.55	%(f)	1.53	%(f)	1.51%		1.46	%(g)	1.48%
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.53	%(f)(i)	1.55	%(f)(i)	1.53	%(f)(i)	1.49	%(i)	1.45	%(g)(i)	1.47	%(i)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.58%		1.55%		1.53%		1.51%		1.46	%(g)	1.48%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.53	%(i)	1.55	%(i)	1.53	%(i)	1.49	%(i)	1.45	%(g)(i)	1.47	%(i)
Net investment income (loss)	(0.16	%)(i)	(0.27	%)(i)	(0.02	%)(i)	0.15	%(i)	0.06	%(g)(i)	(0.42	%)(i)
Supplemental data
Net assets, end of period (in thousands)	$21,166		$20,548		$14,848		$9,941		$11,860		$3,669
Portfolio turnover	65%		67%		69%		21	%(j)	—		—
Turnover of Columbia Marsico Growth Master Portfolio	—		—		—		54%		58%		42%
Notes to Financial Highlights

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  For the period from April 1, 2007 to February 29, 2008. During the period, the Fund's fiscal year end was changed from March 31 to February 29.

(d)  Rounds to less than $0.01.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Marsico Growth Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28, 2011(a)
Class W
Per share data
Net asset value, beginning of period	$21.20		$17.98
Income from investment operations:
Net investment income	0.02		0.01
Net realized and unrealized gain	1.04		3.21
Total from investment operations	1.06		3.22
Net asset value, end of period	$22.26		$21.20
Total return	5.00%		17.91%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.29	%(c)	1.28	%(c)(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.26	%(c)(f)	1.28	%(c)(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.29%		1.28	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.26	%(f)	1.28	%(d)(f)
Net investment income	0.11	%(f)	0.17	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$3		$3
Portfolio turnover	65%		67%
Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia Marsico Growth Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009(a)(b)		2008(a)(c)		2007(a)
Class Z
Per share data
Net asset value, beginning of period	$21.57		$17.02		$11.47		$20.63		$20.58		$19.82
Income from investment operations:
Net investment income	0.07		0.04		0.07		0.11		0.11		0.05
Net realized and unrealized gain (loss)	1.07		4.52		5.60		(9.17)		(0.01)		0.71
Total from investment operations	1.14		4.56		5.67		(9.06)		0.10		0.76
Less distributions to shareholders from:
Net investment income	—		(0.01)		(0.12)		(0.10)		(0.05)		—
Total distributions to shareholders	—		(0.01)		(0.12)		(0.10)		(0.05)		—
Proceeds from regulatory settlement	—		0.00	(d)	0.00	(d)	—		—		—
Net asset value, end of period	$22.71		$21.57		$17.02		$11.47		$20.63		$20.58
Total return	5.29%		26.81%		49.55%		(44.09%)		0.46%		3.83%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.08	%(f)	1.05	%(f)	1.03	%(f)	1.01%		0.96	%(g)	0.98%
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.03	%(f)(i)	1.05	%(f)(i)	1.03	%(f)(i)	0.99	%(i)	0.95	%(g)(i)	0.97	%(i)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.08%		1.05%		1.03%		1.01%		0.96	%(g)	0.98%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.03	%(i)	1.05	%(i)	1.03	%(i)	0.99	%(i)	0.95	%(g)(i)	0.97	%(i)
Net investment income	0.34	%(i)	0.24	%(i)	0.48	%(i)	0.63	%(i)	0.54	%(g)(i)	0.25	%(i)
Supplemental data
Net assets, end of period (in thousands)	$2,108,304		$2,063,751		$1,676,013		$1,329,782		$2,335,800		$2,044,397
Portfolio turnover	65%		67%		69%		21	%(j)	—		—
Turnover of Columbia Marsico Growth Master Portfolio	—		—		—		54%		58%		42%
Notes to Financial Highlights

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  For the period from April 1, 2007 to February 29, 2008. During the period, the Fund's fiscal year end was changed from March 31 to February 29.

(d)  Rounds to less than $0.01.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Notes to Financial Statements – Columbia Marsico Growth Fund
February 29, 2012

Note 1. Organization

Columbia Marsico Growth Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing

22

Columbia Marsico Growth Fund, February 29, 2012

service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price

23

Columbia Marsico Growth Fund, February 29, 2012

on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts for the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at February 29, 2012

At February 29, 2012, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended February 29, 2012

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(108,534)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—

Volume of Derivative Instruments for the Year Ended February 29, 2012

Contracts Opened
Forward Foreign Currency Exchange Contracts	16

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

24

Columbia Marsico Growth Fund, February 29, 2012

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

25

Columbia Marsico Growth Fund, February 29, 2012

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by of the Fund. The primary responsibility for the day-to-day portfolio management of the Fund is provided by the Fund's subadviser (see Subadvisory Agreement below). The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.75% to 0.56% as the Fund's net assets increase. The effective management fee rate for the year ended February 29, 2012 was 0.65% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the Investment Manager has contractually agreed to waive a portion of its management fee through June 30, 2012. In the absence of a separate contractual expense limitation arrangement, the management fee waiver for the Fund would be calculated as follows:

Fund average daily net assets*	Management fee waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05
Assets in excess of $21 billion	0.10

*  For purposes of the calculation, "Assets" are aggregate assets of the Fund and other affiliated funds managed by the Investment Manager and sub-advised by Marsico Capital Management, LLC.

For the year ended February 29, 2012, no management fees were waived for the Fund.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investments of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.22% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $10,051.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined

26

Columbia Marsico Growth Fund, February 29, 2012

under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund's expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended February 29, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.20
Class C	0.19
Class R	0.19
Class W	0.17
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2012, these minimum account balance fees reduced total expenses by $4,091.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also required the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

27

Columbia Marsico Growth Fund, February 29, 2012

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $225,750 for Class A, $19,348 for Class B and $13,676 for Class C shares for the year ended February 29, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.29%
Class B	2.04
Class C	2.04
Class I	0.87
Class R	1.54
Class W	1.29
Class Z	1.04

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.45%
Class B	2.20
Class C	2.20
Class I	1.07
Class R	1.70
Class W	1.45
Class Z	1.20

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended February 29, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales, deferred trustees expense, capital loss carryforwards, late year ordinary losses and post-October losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(875)
Accumulated net realized loss	875
Paid-in capital	—

28

Columbia Marsico Growth Fund, February 29, 2012

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended	February 29, 2012	February 28, 2011
Ordinary income	$—	$1,185,520

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,422,996
Undistributed long-term capital gains	—
Unrealized appreciation	906,268,507

At February 29, 2012, the cost of investments for federal income tax purposes was $2,414,015,937 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$934,446,959
Unrealized depreciation	$(28,178,452)
Net unrealized appreciation	$906,268,507

The following capital loss carryforward, determined at February 29, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2017	$142,094,569
2018	322,911,728
Total	$465,006,297

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended February 29, 2012, $312,633,455 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2012, the Fund will elect to treat late year ordinary losses of $219,033 and post-October capital losses of $20,723,096 as arising on March 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,078,584,700 and $2,486,019,310, respectively, for the year ended February 29, 2012.

Note 6. Regulatory Settlements

During the year ended February 28, 2011, the Fund received payments of $22,206 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Proceeds

29

Columbia Marsico Growth Fund, February 29, 2012

from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At February 29, 2012, securities valued at $84,854,299 were on loan, secured by U.S. government securities valued at $11,374,238 and by cash collateral of $75,936,069 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 29, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 8. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period March 1, 2011 through July 10, 2011, these credits reduced total expenses by $140.

Note 9. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At February 29, 2012, two unaffiliated shareholder accounts owned 39.3% of the outstanding shares of the Fund. The Fund

30

Columbia Marsico Growth Fund, February 29, 2012

has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to July 11, 2011, the Fund and certain other funds managed by the Investment Manager participated in a committed, unsecured revolving credit facility provided by State Street. For the period June 27, 2011 through July 8, 2011, the collective borrowing amount of the credit facility was $100 million. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

For the year ended February 29, 2012, the average daily loan balance outstanding on days when borrowing existed was $4,163,636 at a weighted average interest rate of 1.33%.

Note 12. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services

31

Columbia Marsico Growth Fund, February 29, 2012

are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and rule in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Marsico Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Growth Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2012

33

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

34

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

35

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

36

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

37

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

38

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

39

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Marsico Growth Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

41

Columbia Marsico Growth Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1246 C (4/12)

Columbia Marsico International Opportunities Fund

Annual Report for the Period Ended February 29, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	11

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	34

Federal Income Tax Information	35

Fund Governance	36

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Americans were dispirited in the fourth quarter of 2011 by Washington's inability to reach a plan for deficit reduction and Europe's piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news to encourage risk taking, buoying both stocks and bonds to solid gains.

U.S. economic data surprised on the upside and fears of recession abated. With the bar of expectations set low, investors responded positively to the announcement that the economy had expanded by 1.8% in the third quarter. Consumer confidence improved, even though consumers remain under pressure with no real increase in disposable income and a continued decline in household net worth. Headline inflation—which tracks a broad range of consumer expenditures, including food and energy—declined. Even manufacturing held its ground.

Against this backdrop, the U.S. equity markets logged solid returns. The S&P 500 Index gained 11.82%, moving into positive territory for the year with quarterly advances in all ten sectors. Mid- and small-cap stocks did even better. Value outperformed growth across all market capitalizations. Energy stocks led the market, as the price of oil moved above $100 a barrel in December. Industrials and materials stocks rose, buoyed by improving economic data. The U.S. fixed-income markets logged modest but solid returns. High-yield bonds were the best performers as the economy showed signs of improvement. Emerging market bonds were strong performers, as inflation came under control in key regions. Municipal bonds and Treasuries eked out only modest gains, as investors moved away from quality in favor of riskier assets.

While fourth quarter gains were encouraging, challenges still remain. Columbia Management, however, remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $326 billion under management as of December 31, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The strong line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of December 31, 2011, Columbia Management offers 52 funds rated either 4 or 5 stars by Morningstar.*

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

*All ratings are based on Class Z shares as of 12/31/2011. Out of 119 Class Z share Columbia funds rated by Morningstar, 7 funds received a 5-star Overall Rating and 45 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges/loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. ©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Marsico International Opportunities Fund

Summary

■  For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –6.02% without sales charge.

■  In a difficult period for international stocks, the fund held up better than its benchmark, the MSCI EAFE Index (Net).1

■  Sector allocations and stock selection in the information technology and industrials sectors aided performance. The impact of currency fluctuations and stock selection in the consumer discretionary and energy sectors detracted from results.

Portfolio Management

James G. Gendelman has managed the fund since 2000. He is associated with Marsico Capital Management, LLC (Marsico), investment subadviser to the fund. In 2010, Munish Malhotra joined James G. Gendelman as co-manager of the fund.

Columbia Management Investment Advisers, LLC (the Investment Manager) retained Marsico to serve as investment subadviser to the Columbia Marsico funds. As an investment subadviser, Marsico makes the investment decisions and manages all or a portion of the fund. Marsico is an investment adviser registered with the Securities and Exchange Commission. Marsico is not affiliated with the Investment Manager.

1The MSCI Europe, Australasia and Far East (EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of May 27, 2010, the MSCI EAFE Index (Net) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan the Netherlands, new Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/12

–6.02%

Class A shares (without sales charge)

–7.45%

MSCI EAFE Index (Net)

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Marsico International Opportunities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/02 – 02/29/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico International Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/02 – 02/29/12 ($)

Sales charge	without	with
Class A	19,865	18,729
Class B	18,413	18,413
Class C	18,428	18,428
Class I*	20,091	n/a
Class R*	19,381	n/a
Class Z	20,369	n/a

Average annual total return as of 02/29/12 (%)

Share class	A		B		C		I*	R*	Z
Inception	08/01/00		08/01/00		08/01/00		09/27/10	01/23/06	08/01/00
Sales charge	without	with	without	with	without	with	without	without	without
1-year	–6.02	–11.43	–6.78	–11.44	–6.78	–7.71	–5.11	–6.28	–5.84
5-year	–2.17	–3.33	–2.91	–3.25	–2.91	–2.91	–1.95	–2.42	–1.94
10-year	7.10	6.48	6.29	6.29	6.30	6.30	7.23	6.84	7.37

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (12b-1) fee. Class I, Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund's Class A shares, the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

2

Understanding Your Expenses – Columbia Marsico International Opportunities Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2011 - February 29, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,064.40	1,017.50	7.60	7.42	1.48%
Class B	1,000.00	1,000.00	1,060.10	1,013.67	11.52	11.27	2.25%
Class C	1,000.00	1,000.00	1,060.10	1,013.72	11.47	11.22	2.24%
Class I	1,000.00	1,000.00	1,065.70	1,019.44	5.60	5.47	1.09%
Class R	1,000.00	1,000.00	1,062.70	1,016.21	8.92	8.72	1.74%
Class Z	1,000.00	1,000.00	1,065.20	1,018.60	6.47	6.32	1.26%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Managers' Report – Columbia Marsico International Opportunities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/12 ($)

Class A	11.24
Class B	10.58
Class C	10.59
Class I	11.52
Class R	11.19
Class Z	11.44

For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –6.02% without sales charge. The fund's benchmark, the MSCI EAFE Index (Net), returned –7.45%. The fund's stock selection in the information technology and industrials sectors helped mitigate losses in the consumer discretionary and energy sectors. An underweight allocation to the weak-performing financials, utilities and materials sectors also benefited results. The impact of currency activity was negative for the period.

Stock selection delivered mixed results

Stock selection in the information technology and industrials sectors aided results. Argentinean e-commerce company MercadoLibre (1.5% of net assets) experienced a strong stock price gain. Semiconductor positions Taiwan Semiconductor Manufacturing and ASML Holding (2.0% and 1.5% of net assets, respectively) posted solid results. In the industrials sector, jet engine manufacturer Rolls-Royce, Canadian National Railway and Japan-based industrial robotics company FANUC (1.2%, 2.5% and 2.0% of net assets, respectively) each posted strong returns.

Materials holdings were led by ThyssenKrupp, a diversified materials and technology conglomerate, and Novozymes (1.1% of net assets), a biotechnology company. ThyssenKrupp was sold. Brazilian real estate company BR Malls Participações (1.7% of net assets) was a meaningful contributor to performance.

Stock selection in the consumer discretionary and energy sectors hurt performance. In the former, Hong Kong-based manufacturer, exporter and distributor of retail goods Li & Fung (1.0% of net assets), casino firm Genting Singapore and Brazilian professional education company Anhanguera Educacional Participações all declined markedly in price. The latter two stocks were sold from the fund. Oil and gas exploration firms OGX Petróleo e Gás Participações and Pacific Rubiales Energy (2.3% and 1.1% of net assets, respectively) declined sharply as well.

In the financials sector, Citigroup (1.5% of net assets), which has a growing emerging markets presence, and Barclays were poor performers. We sold Barclays from the portfolio. Meanwhile, an overweight allocation to the weak-performing information technology sector and underweights in the strong consumer staples and health care sectors restrained fund performance.

Currency fluctuations hurt results

Fluctuations in currencies were an additional source of fund underperformance during the period. From early April through early August 2011, about half of the fund's Japanese yen-denominated holdings were hedged into U.S. dollars. This was a capital preservation strategy based on our view that the yen was significantly overvalued relative to the dollar on a purchasing power parity basis. However, the yen continued to appreciate versus the dollar and other major currencies. Thus, the hedge detracted from performance. We unwound the hedge after Standard & Poor's downgraded its rating on long-term U.S. government debt in August, as we thought currencies such as the yen might continue to strengthen against the dollar and euro.

4

Portfolio Managers' Report (continued) – Columbia Marsico International Opportunities Fund

Looking ahead

During the period, we increased the fund's allocation to the information technology and health care sectors, while reducing its weight in the materials, financials and industrials sectors. Within financials, we significantly cut the fund's exposure to European financial companies. In general, we are focusing on investments with company- and industry-specific growth drivers rather than macro-dependent growth catalysts. We are emphasizing firms that we believe are capable of compounding their earnings growth even in an environment of slower global economic growth. These firms have established global footprints, high quality assets, strong balance sheets, solid top-line growth and an ability to gain market share.

Source for all statistical data—Columbia Management Investment Advisers, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from those presented for other Columbia Funds.

Equity investments are subject to stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Country breakdown1

(at 02/29/12) (%)

Argentina	2.5
Belgium	2.6
Brazil	4.0
Canada	4.3
China	7.0
Denmark	3.1
France	4.7
Germany	4.6
Hong Kong	2.8
India	0.9
Ireland	3.2
Israel	1.0
Japan	10.9
Mexico	1.0
Netherlands	5.5
South Korea	1.7
Spain	1.6
Sweden	3.1
Switzerland	11.6
Taiwan	2.0
United Kingdom	15.0
United States	5.1
Other[2]	1.8

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

2Includes investments in affiliated money market fund.

Top 10 holdings1

(at 02/29/12) (%)

Standard Chartered PLC (United Kingdom)	2.8
Honda Motor Co., Ltd. (Japan)	2.7
Anheuser-Bush InBev NV (Belgium)	2.6
Millicom International Cellular SA, SDR (Sweden)	2.6
Nestlé SA, Registered Shares (Switzerland)	2.6
Canadian National Railway Co. (Canada)	2.6
Roche Holding AG, Genusschein Shares (Switzerland)	2.6
Julius Baer Group Ltd. (Switzerland)	2.5
British Sky Broadcasting Group PLC (United Kingdom)	2.5
China Unicom Hong Kong Ltd. (Hong Kong)	2.5

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and affiliated Money Market Fund).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

5

Portfolio of Investments – Columbia Marsico International Opportunities Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.3%
ARGENTINA 2.5%
Arcos Dorados Holdings, Inc., Class A	277,259	$5,827,984
MercadoLibre, Inc.	92,364	8,987,941
Total		14,815,925
BELGIUM 2.6%
Anheuser-Busch InBev NV	229,233	15,398,621
BRAZIL 4.0%
BR Malls Participacoes SA	758,400	9,839,657
OGX Petroleo e Gas Participacoes SA(a)	1,391,300	13,797,548
Total		23,637,205
CANADA 4.3%
Canadian National Railway Co.	194,994	15,012,588
IMAX Corp.(a)(b)	151,884	3,876,080
Pacific Rubiales Energy Corp.	234,282	6,802,690
Total		25,691,358
CHINA 7.0%
Baidu, Inc., ADR(a)	95,852	13,102,968
Belle International Holdings Ltd.	4,705,000	7,735,072
China Unicom Hong Kong Ltd.	8,002,000	14,303,076
CNOOC Ltd.	2,681,300	6,088,182
Total		41,229,298
DENMARK 3.1%
Novo Nordisk A/S, Class B	84,386	11,832,852
Novozymes A/S, Class B(b)	212,469	6,320,309
Total		18,153,161
FRANCE 4.7%
Pernod-Ricard SA	60,613	6,271,407
Publicis Groupe SA	111,396	6,094,573
Schneider Electric SA	140,404	9,541,940
Unibail-Rodamco SE	31,032	5,994,868
Total		27,902,788
GERMANY 4.6%
Adidas AG	115,002	9,036,745
Bayerische Motoren Werke AG	126,619	11,712,454
Infineon Technologies AG(a)	631,716	6,388,850
Total		27,138,049
HONG KONG 2.8%
Hang Lung Properties Ltd.	2,837,000	10,693,062
Li & Fung Ltd.	2,670,000	6,088,518
Total		16,781,580
INDIA 0.9%
ICICI Bank Ltd., ADR	150,548	5,464,892
IRELAND 3.2%
Accenture PLC, Class A	203,320	12,105,673
CRH PLC	323,478	6,937,093
Total		19,042,766
ISRAEL 1.0%
Check Point Software Technologies Ltd.(a)(b)	101,920	5,927,667
JAPAN 10.9%
Canon, Inc.	206,200	9,403,388
FANUC CORP.	66,200	12,034,190
Honda Motor Co., Ltd.	404,400	15,532,111
Hoya Corp.	267,300	6,241,078
Marubeni Corp.	856,000	6,120,627
Rakuten, Inc.	8,882	8,827,954
Sumitomo Realty & Development Co., Ltd.	270,000	6,328,396
Total		64,487,744

Issuer	Shares	Value
Common Stocks (continued)
MEXICO 1.0%
Wal-Mart de Mexico SAB de CV, Class V(b)	1,970,300	$6,132,830
NETHERLANDS 5.5%
ASML Holding NV	196,447	9,029,555
LyondellBasell Industries NV, Class A	172,612	7,453,386
Sensata Technologies Holding NV(a)(b)	363,388	11,773,772
Yandex NV, Class A(a)	197,117	4,198,592
Total		32,455,305
SOUTH KOREA 1.7%
Samsung Electronics Co., Ltd.	9,613	10,337,473
SPAIN 1.6%
Inditex SA	101,097	9,335,467
SWEDEN 3.1%
Elekta AB, Class B	65,066	3,048,371
Millicom International Cellular SA, SDR	136,726	15,321,957
Total		18,370,328
SWITZERLAND 11.6%
Julius Baer Group Ltd.	377,196	14,780,146
Nestlé SA, Registered Shares	247,432	15,124,339
Roche Holding AG, Genusschein Shares	85,571	14,897,129
Swatch Group AG (The)	26,540	12,033,501
Xstrata PLC	628,027	11,989,538
Total		68,824,653
TAIWAN 2.0%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	815,554	11,841,844
UNITED KINGDOM 15.1
ARM Holdings PLC	824,962	7,474,301
British Sky Broadcasting Group PLC	1,369,768	14,600,399
Experian PLC	604,156	9,087,691
Reed Elsevier PLC	686,951	6,016,251
Rolls-Royce Holdings PLC(a)	555,532	7,194,099
Shire PLC	276,913	9,683,089
Standard Chartered PLC	643,441	16,557,544
Tullow Oil PLC	533,923	12,528,917
Weir Group PLC (The)	174,384	5,842,623
Total		88,984,914
UNITED STATES 5.1%
Citigroup, Inc.	275,183	9,169,098
Las Vegas Sands Corp.(a)	124,524	6,924,780
Perrigo Co.	29,723	3,063,252
Wynn Resorts Ltd.	94,980	11,258,929
Total		30,416,059
Total Common Stocks (Cost: $467,172,769)		$582,369,927
Money Market Funds 1.8%
Columbia Short-Term Cash Fund, 0.166%(c)(d)	10,488,856	$10,488,856
Total Money Market Funds (Cost: $10,488,856)		$10,488,856

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Marsico International Opportunities Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 2.5%
Repurchase Agreements 2.5%
Credit Suisse Securities (USA) LLC dated 02/29/12, matures 03/01/12, repurchase price $7,761,107(e)	0.160%	$7,761,073	$7,761,073
Morgan Stanley dated 02/29/12, matures 03/01/12, repurchase price $5,000,025(e)	0.180%	5,000,000	5,000,000
Pershing LLC dated 02/29/12, matures 03/01/12, repurchase price $2,000,016(e)	0.290%	2,000,000	2,000,000
Total			14,761,073
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $14,761,073)			$14,761,073
Total Investments (Cost: $492,422,698)			$607,619,856
Other Assets & Liabilities, Net			(15,585,625)
Net Assets			$592,034,231

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at February 29, 2012

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation	Unrealized Depreciation
UBS Securities LLC	March 1, 2012	318,019 (USD)	25,488,098 (JPY)	$—	$(3,474)
J.P. Morgan Securities, Inc.	March 5, 2012	2,644,326 (CHF)	2,925,852 (USD)	2,975	—
J.P. Morgan Securities, Inc.	March 5, 2012	457,409 (USD)	287,124 (GBP)	—	(623)
Total				$2,975	$(4,097)

Summary of Investments in Securities by Industry (unaudited)

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at February 29, 2012:

Industry	Percentage of Net Assets	Value
Aerospace & Defense	1.2%	$7,194,099
Automobiles	4.6	27,244,565
Beverages	3.7	21,670,029
Capital Markets	2.5	14,780,146
Chemicals	2.3	13,773,695
Commercial Banks	3.7	22,022,436
Construction Materials	1.2	6,937,093
Distributors	1.0	6,088,518
Diversified Financial Services	1.5	9,169,098
Diversified Telecommunication Services	2.4	14,303,076
Electrical Equipment	3.6	21,315,711
Electronic Equipment, Instruments & Components	1.1	6,241,078
Food & Staples Retailing	1.0	6,132,830
Food Products	2.6	15,124,339
Health Care Equipment & Supplies	0.5	3,048,371
Hotels, Restaurants & Leisure	4.1	24,011,693
Internet & Catalog Retail	1.5	8,827,953

Summary of Investments in Securities by Industry (cont.)

Industry	Percentage of Net Assets	Value
Internet Software & Services	4.4%	$26,289,501
IT Services	2.0	12,105,673
Machinery	3.0	17,876,813
Media	5.2	30,587,303
Metals & Mining	2.0	11,989,538
Office Electronics	1.6	9,403,388
Oil, Gas & Consumable Fuels	6.6	39,217,338
Pharmaceuticals	6.7	39,476,322
Professional Services	1.5	9,087,690
Real Estate Investment Trusts (REITs)	1.0	5,994,868
Real Estate Management & Development	4.5	26,861,115
Road & Rail	2.5	15,012,588
Semiconductors & Semiconductor Equipment	7.6	45,072,024
Software	1.0	5,927,667
Specialty Retail	2.9	17,070,538
Textiles, Apparel & Luxury Goods	3.6	21,070,245
Trading Companies & Distributors	1.0	6,120,628
Wireless Telecommunication Services	2.6	15,321,958
Other(1)	4.3	25,249,929
Total		$607,619,856

(1)  Includes affiliated money market funds.

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Marsico International Opportunities Fund

February 29, 2012

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  At February 29, 2012, security was partially or fully on loan.

(c)  The rate shown is the seven-day current annualized yield at February 29, 2012.

(d)  Investments in affiliates during the year ended February 29, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$282,769,928	$(272,281,072)	$—	$10,488,856	$12,972	$10,488,856

(e)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Credit Suisse Securities (USA) LLC (0.160%)

Security Description	Value
Ginnie Mae I Pool	$5,556,174
Ginnie Mae II Pool	2,360,138
Total Market Value of Collateral Securities	$7,916,312

Morgan Stanley (0.180%)

Security Description	Value
Freddie Mac Gold Pool	$2,725,246
Freddie Mac Non Gold Pool	2,374,754
Total Market Value of Collateral Securities	$5,100,000

Pershing LLC (0.290%)

Security Description	Value
Fannie Mae Pool	$326,507
Fannie Mae REMICS	275,343
Fannie Mae-Aces	2,775
Federal Farm Credit Bank	24,674
Federal Home Loan Banks	26,538
Federal Home Loan Mortgage Corp	62,556
Federal National Mortgage Association	77,156
Freddie Mac Gold Pool	132,490
Freddie Mac Non Gold Pool	37,004
Freddie Mac Reference REMIC	9
Freddie Mac REMICS	256,456
Ginnie Mae I Pool	334,671
Ginnie Mae II Pool	298,381
Government National Mortgage Association	107,067
United States Treasury Note/Bond	73,837
United States Treasury Strip Coupon	4,536
Total Market Value of Collateral Securities	$2,040,000

Abbreviation Legend

ADR  American Depositary Receipt

SDR  Swedish Depositary Receipt

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Marsico International Opportunities Fund

February 29, 2012

Currency Legend

CHF  Swiss Franc

GBP  Pound Sterling

JPY  Japanese Yen

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Marsico International Opportunities Fund

February 29, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of February 29, 2012:

	Fair Value at February 29, 2012
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$27,887,773	$107,013,043	$—	$134,900,816
Consumer Staples	6,132,830	36,794,368	—	42,927,198
Energy	20,600,238	18,617,100	—	39,217,338
Financials	24,473,648	54,354,016	—	78,827,664
Health Care	3,063,252	39,461,440	—	42,524,692
Industrials	26,786,359	49,821,169	—	76,607,528
Information Technology	56,164,685	48,874,646	—	105,039,331
Materials	7,453,386	25,246,941	—	32,700,327
Telecommunication Services	—	29,625,033	—	29,625,033
Total Equity Securities	172,562,171	409,807,756	—	582,369,927
Other
Money Market Funds	10,488,856	—	—	10,488,856
Investments of Cash Collateral Received for Securities on Loan	—	14,761,073	—	14,761,073
Total Other	10,488,856	14,761,073	—	25,249,929
Investments in Securities	183,051,027	424,568,829	—	607,619,856
Derivatives(c)
Assets
Forward Foreign Currency Exchange Contracts	—	2,975	—	2,975
Liabilities
Forward Foreign Currency Exchange Contracts	—	(4,097)	—	(4,097)
Total	$183,051,027	$424,567,707	$—	$607,618,734

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

(c)  Derivative instruments are valued at unrealized appreciation (depreciation).

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities – Columbia Marsico International Opportunities Fund

February 29, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $467,172,769)	$582,369,927
Affiliated issuers (identified cost $10,488,856)	10,488,856
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $14,761,073)	14,761,073
Total investments (identified cost $492,422,698)	607,619,856
Unrealized appreciation on forward foreign currency exchange contracts	2,975
Receivable for:
Investments sold	3,141,358
Capital shares sold	142,677
Dividends	228,514
Interest	2,147
Reclaims	212,965
Prepaid expense	13,846
Total assets	611,364,338
Liabilities
Due upon return of securities on loan	14,761,073
Unrealized depreciation on forward foreign currency exchange contracts	4,097
Payable for:
Investments purchased	3,048,948
Capital shares purchased	1,068,318
Investment management fees	13,088
Distribution and service fees	1,653
Transfer agent fees	110,375
Administration fees	3,599
Chief compliance officer expenses	30
Other expenses	318,926
Total liabilities	19,330,107
Net assets applicable to outstanding capital stock	$592,034,231

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Assets and Liabilities (continued) – Columbia Marsico International Opportunities Fund

February 29, 2012

Represented by
Paid-in capital	$1,213,567,354
Excess of distributions over net investment income	(5,656,758)
Accumulated net realized loss	(731,062,114)
Unrealized appreciation (depreciation) on:
Investments	115,197,158
Foreign currency translations	(10,287)
Forward foreign currency exchange contracts	(1,122)
Total — representing net assets applicable to outstanding capital stock	$592,034,231
*Value of securities on loan	$14,162,596
Net assets applicable to outstanding shares
Class A	$99,757,318
Class B	$8,381,219
Class C	$25,608,152
Class I	$2,581
Class R	$1,640,388
Class Z	$456,644,573
Shares outstanding
Class A	8,874,602
Class B	791,920
Class C	2,417,915
Class I	224
Class R	146,564
Class Z	39,899,843
Net asset value per share
Class A(a)	$11.24
Class B	$10.58
Class C	$10.59
Class I	$11.52
Class R	$11.19
Class Z	$11.44

(a)  The maximum offering price per share for Class A is $11.93. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Operations – Columbia Marsico International Opportunities Fund

Year ended February 29, 2012

Net investment income
Income:
Dividends	$15,466,786
Interest	3,041
Dividends from affiliates	12,972
Income from securities lending — net	70,677
Foreign taxes withheld	(1,529,117)
Total income	14,024,359
Expenses:
Investment management fees	6,822,834
Distribution fees
Class B	81,657
Class C	232,453
Class R	11,301
Service fees
Class B	27,219
Class C	77,485
Distribution and service fees — Class A	280,993
Transfer agent fees
Class A	210,460
Class B	19,397
Class C	58,809
Class R	4,017
Class Z	1,267,710
Administration fees	1,825,542
Compensation of board members	27,125
Pricing and bookkeeping fees	54,903
Custodian fees	303,030
Printing and postage fees	102,082
Registration fees	67,870
Professional fees	78,716
Chief compliance officer expenses	198
Other	43,408
Total expenses	11,597,209
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(100)
Expense reductions	(1,151)
Total net expenses	11,595,958
Net investment income	2,428,401
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	46,904,319
Foreign currency translations	(5,111,672)
Forward foreign currency exchange contracts	(3,362,094)
Net realized gain	38,430,553
Net change in unrealized appreciation (depreciation) on:
Investments	(139,690,247)
Foreign currency translations	(141,662)
Forward foreign currency exchange contracts	(1,122)
Net change in unrealized depreciation	(139,833,031)
Net realized and unrealized loss	(101,402,478)
Net decrease in net assets from operations	$(98,974,077)

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Changes in Net Assets – Columbia Marsico International Opportunities Fund

	Year ended February 29, 2012	Year ended February 28, 2011(a)
Operations
Net investment income	$2,428,401	$6,866,186
Net realized gain	38,430,553	108,195,264
Net change in unrealized appreciation (depreciation)	(139,833,031)	111,833,971
Net increase (decrease) in net assets resulting from operations	(98,974,077)	226,895,421
Distributions to shareholders from:
Class A	—	(2,126,667)
Class B	—	(145,433)
Class C	—	(384,816)
Class I	—	(45)
Class R	—	(47,942)
Class Z	—	(16,573,174)
Total distributions to shareholders	—	(19,278,077)
Increase (decrease) in net assets from share transactions	(488,348,486)	(231,232,918)
Total decrease in net assets	(587,322,563)	(23,615,574)
Net assets at beginning of year	1,179,356,794	1,202,972,368
Net assets at end of year	$592,034,231	$1,179,356,794
Excess of distributions over net investment income	$(5,656,758)	$(17,430,894)

(a)  Class I shares are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Changes in Net Assets (continued) – Columbia Marsico International Opportunities Fund

	Year ended February 29, 2012		Year ended February 28, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	1,273,100	13,913,096	2,119,700	22,676,105
Distributions reinvested	—	—	146,443	1,688,472
Redemptions	(4,255,513)	(46,769,929)	(7,292,262)	(77,771,444)
Net decrease	(2,982,413)	(32,856,833)	(5,026,119)	(53,406,867)
Class B shares
Subscriptions	8,257	87,801	14,408	152,091
Distributions reinvested	—	—	7,480	81,905
Redemptions(b)	(526,165)	(5,413,370)	(585,741)	(5,911,646)
Net decrease	(517,908)	(5,325,569)	(563,853)	(5,677,650)
Class C shares
Subscriptions	64,246	671,759	222,454	2,296,758
Distributions reinvested	—	—	26,131	286,394
Redemptions	(1,150,108)	(11,781,850)	(1,418,826)	(14,386,031)
Net decrease	(1,085,862)	(11,110,091)	(1,170,241)	(11,802,879)
Class I shares
Subscriptions	479	5,731	3,437,886	40,775,054
Redemptions	(2,806,050)	(33,452,888)	(632,091)	(7,449,298)
Net increase (decrease)	(2,805,571)	(33,447,157)	2,805,795	33,325,756
Class R shares
Subscriptions	20,559	222,038	61,056	665,184
Distributions reinvested	—	—	4,027	46,355
Redemptions	(126,968)	(1,340,977)	(145,225)	(1,633,266)
Net decrease	(106,409)	(1,118,939)	(80,142)	(921,727)
Class Z shares
Subscriptions	6,287,545	72,299,881	15,136,249	163,525,915
Distributions reinvested	—	—	530,078	6,179,224
Redemptions	(44,241,556)	(476,789,778)	(33,235,664)	(362,454,690)
Net decrease	(37,954,011)	(404,489,897)	(17,569,337)	(192,749,551)
Total net decrease	(45,452,174)	(488,348,486)	(21,603,897)	(231,232,918)

(a)  Class I shares are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Includes conversions of Class B to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights – Columbia Marsico International Opportunities Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, it any, and are not annualized for periods of less than one year.

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$11.96		$10.00		$6.76		$14.58		$14.85
Income from investment operations:
Net investment income	0.01		0.05		0.05		0.12	(a)	0.14	(b)
Net realized and unrealized gain (loss)	(0.73)		2.08		3.44		(7.82)		1.54
Total from investment operations	(0.72)		2.13		3.49		(7.70)		1.68
Less distributions to shareholders from:
Net investment income	—		(0.17)		(0.25)		—		(0.16)
Net realized gains	—		—		—		(0.12)		(1.79)
Total distributions to shareholders	—		(0.17)		(0.25)		(0.12)		(1.95)
Redemption fees:
Redemption fees added to paid-in capital	—		—		0.00	(c)	0.00	(c)	0.00	(c)
Net asset value, end of period	$11.24		$11.96		$10.00		$6.76		$14.58
Total return	(6.02%)		21.39%		51.97%		(53.26%)		10.55%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.53%		1.51	%(e)	1.47%		1.52%		1.44%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.53	%(g)	1.51	%(e)(g)	1.47	%(g)	1.52	%(g)	1.44	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.53%		1.51%		1.47%		1.52%		1.44%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.53	%(g)	1.51	%(g)	1.47	%(g)	1.52	%(g)	1.44	%(g)
Net investment income	0.06	%(g)	0.47	%(g)	0.50	%(g)	1.05	%(g)	0.90	%(g)
Supplemental data
Net assets, end of period (in thousands)	$99,757		$141,821		$168,801		$198,012		$599,356
Portfolio turnover	86%		105%		116%		117%		116%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights (continued) – Columbia Marsico International Opportunities Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class B
Per share data
Net asset value, beginning of period	$11.35		$9.51		$6.38		$13.87		$14.23
Income from investment operations:
Net investment income (loss)	(0.07)		(0.03)		(0.03)		0.03	(a)	0.03	(b)
Net realized and unrealized gain (loss)	(0.70)		1.98		3.27		(7.40)		1.46
Total from investment operations	(0.77)		1.95		3.24		(7.37)		1.49
Less distributions to shareholders from:
Net investment income	—		(0.11)		(0.11)		—		(0.06)
Net realized gains	—		—		—		(0.12)		(1.79)
Total distributions to shareholders	—		(0.11)		(0.11)		(0.12)		(1.85)
Redemption fees:
Redemption fees added to paid-in capital	—		—		0.00	(c)	0.00	(c)	0.00	(c)
Net asset value, end of period	$10.58		$11.35		$9.51		$6.38		$13.87
Total return	(6.78%)		20.50%		50.91%		(53.60%)		9.68%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.27%		2.26	%(e)	2.22%		2.27%		2.19%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	2.27	%(g)	2.26	%(e)(g)	2.22	%(g)	2.27	%(g)	2.19	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.27%		2.26%		2.22%		2.27%		2.19%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	2.27	%(g)	2.26	%(g)	2.22	%(g)	2.27	%(g)	2.19	%(g)
Net investment income (loss)	(0.65	%)(g)	(0.27	%)(g)	(0.35	%)(g)	0.32	%(g)	0.22	%(g)
Supplemental data
Net assets, end of period (in thousands)	$8,381		$14,862		$17,810		$15,281		$44,224
Portfolio turnover	86%		105%		116%		117%		116%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Marsico International Opportunities Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class C
Per share data
Net asset value, beginning of period	$11.36		$9.51		$6.39		$13.88		$14.24
Income from investment operations:
Net investment income (loss)	(0.07)		(0.03)		(0.03)		0.03	(a)	0.02	(b)
Net realized and unrealized gain (loss)	(0.70)		1.99		3.26		(7.40)		1.47
Total from investment operations	(0.77)		1.96		3.23		(7.37)		1.49
Less distributions to shareholders from:
Net investment income	—		(0.11)		(0.11)		—		(0.06)
Net realized gains	—		—		—		(0.12)		(1.79)
Total distributions to shareholders	—		(0.11)		(0.11)		(0.12)		(1.85)
Redemption fees:
Redemption fees added to paid-in capital	—		—		0.00	(c)	0.00	(c)	0.00	(c)
Net asset value, end of period	$10.59		$11.36		$9.51		$6.39		$13.88
Total return	(6.78%)		20.60%		50.67%		(53.57%)		9.67%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.28%		2.26	%(e)	2.22%		2.27%		2.19%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	2.28	%(g)	2.26	%(e)(g)	2.22	%(g)	2.27	%(g)	2.19	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.28%		2.26%		2.22%		2.27%		2.19%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	2.28	%(g)	2.26	%(g)	2.22	%(g)	2.27	%(g)	2.19	%(g)
Net investment income (loss)	(0.68	%)(g)	(0.30	%)(g)	(0.35	%)(g)	0.30	%(g)	0.16	%(g)
Supplemental data
Net assets, end of period (in thousands)	$25,608		$39,789		$44,466		$38,668		$109,553
Portfolio turnover	86%		105%		116%		117%		116%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Marsico International Opportunities Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28, 2011(a)
Class I
Per share data
Net asset value, beginning of period	$12.14		$11.18
Income from investment operations:
Net investment income (loss)	0.12		(0.01)
Net realized and unrealized gain (loss)	(0.74)		1.17
Total from investment operations	(0.62)		1.16
Less distributions to shareholders from:
Net investment income	—		(0.20)
Total distributions to shareholders	—		(0.20)
Net asset value, end of period	$11.52		$12.14
Total return	(5.11%)		10.44%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.12%		1.10	%(c)(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.12	%(f)	1.10	%(c)(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.12%		1.10	%(c)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.12	%(f)	1.10	%(c)(f)
Net investment income (loss)	1.00	%(f)	(0.24	%)(c)(f)
Supplemental data
Net assets, end of period (in thousands)	$3		$34,072
Portfolio turnover	86%		105%

Notes to Financial Highlights

(a)  Class I shares are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Marsico International Opportunities Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class R
Per share data
Net asset value, beginning of period	$11.94		$9.99		$6.73		$14.56		$14.84
Income from investment operations:
Net investment income (loss)	(0.02)		0.01		0.01		0.06	(a)	0.08	(b)
Net realized and unrealized gain (loss)	(0.73)		2.09		3.45		(7.77)		1.56
Total from investment operations	(0.75)		2.10		3.46		(7.71)		1.64
Less distributions to shareholders from:
Net investment income	—		(0.15)		(0.20)		—		(0.13)
Net realized gains	—		—		—		(0.12)		(1.79)
Total distributions to shareholders	—		(0.15)		(0.20)		(0.12)		(1.92)
Redemption fees:
Redemption fees added to paid-in capital	—		—		0.00	(c)	0.00	(c)	0.00	(c)
Net asset value, end of period	$11.19		$11.94		$9.99		$6.73		$14.56
Total return	(6.28%)		21.08%		51.73%		(53.40%)		10.26%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.77%		1.76	%(e)	1.72%		1.77%		1.69%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.77	%(g)	1.76	%(e)(g)	1.72	%(g)	1.77	%(g)	1.69	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.77%		1.76%		1.72%		1.77%		1.69%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.77	%(g)	1.76	%(g)	1.72	%(g)	1.77	%(g)	1.69	%(g)
Net investment income (loss)	(0.17	%)(g)	0.12	%(g)	0.15	%(g)	0.58	%(g)	0.51	%(g)
Supplemental data
Net assets, end of period (in thousands)	$1,640		$3,020		$3,327		$2,592		$3,724
Portfolio turnover	86%		105%		116%		117%		116%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia Marsico International Opportunities Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class Z
Per share data
Net asset value, beginning of period	$12.15		$10.15		$6.87		$14.79		$15.04
Income from investment operations:
Net investment income	0.04		0.07		0.06		0.15	(a)	0.20	(b)
Net realized and unrealized gain (loss)	(0.75)		2.13		3.52		(7.95)		1.54
Total from investment operations	(0.71)		2.20		3.58		(7.80)		1.74
Less distributions to shareholders from:
Net investment income	—		(0.20)		(0.30)		—		(0.20)
Net realized gains	—		—		—		(0.12)		(1.79)
Total distributions to shareholders	—		(0.20)		(0.30)		(0.12)		(1.99)
Redemption fees:
Redemption fees added to paid-in capital	—		—		0.00	(c)	0.00	(c)	0.00	(c)
Net asset value, end of period	$11.44		$12.15		$10.15		$6.87		$14.79
Total return	(5.84%)		21.75%		52.47%		(53.17%)		10.77%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.28%		1.26	%(e)	1.22%		1.27%		1.19%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.28	%(g)	1.26	%(e)(g)	1.22	%(g)	1.27	%(g)	1.19	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.28%		1.26%		1.22%		1.27%		1.19%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.28	%(g)	1.26	%(g)	1.22	%(g)	1.27	%(g)	1.19	%(g)
Net investment income	0.38	%(g)	0.67	%(g)	0.65	%(g)	1.32	%(g)	1.23	%(g)
Supplemental data
Net assets, end of period (in thousands)	$456,645		$945,793		$968,569		$824,068		$2,491,232
Portfolio turnover	86%		105%		116%		117%		116%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(c)  Rounds to less than $0.01.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Notes to Financial Statements – Columbia Marsico International Opportunities Fund
February 29, 2012

Note 1. Organization

Columbia Marsico International Opportunities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange

22

Columbia Marsico International Opportunities Fund, February 29, 2012

rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price

23

Columbia Marsico International Opportunities Fund, February 29, 2012

on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts for the settlement of purchase and sales of securities and to hedge the currency exposure associated with some or all of the Fund's securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at February 29, 2012
	Asset derivatives		Liability derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$2,975	Unrealized depreciation on forward foreign currency exchange contracts	$4,097

Effect of Derivative Instruments in the Statement of Operations for the Year Ended February 29, 2012

Amount of Realized Gain (Loss) on Derivatives

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(3,362,094)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(1,122)

Volume of Derivative Instruments for the Year Ended February 29, 2012

Contracts Opened
Forward Foreign Currency Exchange Contracts	1,019

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks

24

Columbia Marsico International Opportunities Fund, February 29, 2012

include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

25

Columbia Marsico International Opportunities Fund, February 29, 2012

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The primary responsibility for the day-to-day portfolio management of the Fund is provided by the Fund's subadviser (see Subadvisory Agreement below). The Management fee is an annual fee that is equal to 0.80% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the Investment Manager has contractually agreed to waive a portion of its management fee through June 30, 2012. In the absence of a separate contractual expense limitation arrangement, the management fee waiver for the Fund would be calculated as follows:

Fund Average Daily Net Assets*	Management Fee Waiver
Assets up to $6 billion	0.00%
Assets in excess of $6 billion and up to $10 billion	0.05
Assets in excess of $10 billion	0.10

*  For purposes of the calculation, "Assets" are aggregate assets of the Fund and other affiliated funds managed by the Investment Manager and sub-advised by Marsico Capital Management, LLC.

For the year ended February 29, 2012, no management fees were waived for the Fund.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investments of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.22% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee

26

Columbia Marsico International Opportunities Fund, February 29, 2012

based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $3,458.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund's expenses associated with the Chief Compliance Officer are paid directly by Columbia. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended February 29, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.18
Class C	0.19
Class R	0.18
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2012, these minimum account balance fees reduced total expenses by $1,140.

27

Columbia Marsico International Opportunities Fund, February 29, 2012

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also required the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $21,012 for Class A, $19,493 for Class B and $781 for Class C shares for the year ended February 29, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.60%
Class B	2.35
Class C	2.35
Class I	1.25
Class R	1.85
Class Z	1.35

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.60%
Class B	2.35
Class C	2.35
Class I	1.21
Class R	1.85
Class Z	1.35

28

Columbia Marsico International Opportunities Fund, February 29, 2012

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the Year Ended February 29, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales, passive foreign investment companies (PFIC) adjustments, post-October losses, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, net operating loss reclassifications, and capital loss carryforward. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$9,345,735
Accumulated net realized loss	7,846,260
Paid-in capital	(17,191,995)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended February 29,	Year ended February 28,
	2012	2011
Ordinary income	$—	$19,278,077

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Unrealized appreciation	101,411,633

At February 29, 2012, the cost of investments for federal income tax purposes was $506,210,575 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$107,544,632
Unrealized depreciation	$(6,135,351)
Net unrealized appreciation/depreciation	$101,409,281

The following capital loss carryforward, determined at February 29, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$289,767,420
2018	420,548,594
Total	$710,316,014

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However,

29

Columbia Marsico International Opportunities Fund, February 29, 2012

management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For the year ended February 29, 2012, $58,117,110 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2012, the Fund will elect to treat post-October capital losses of $12,567,186 as arising on March 1, 2012.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $725,288,704 and $1,207,621,207, respectively, for the year ended February 29, 2012.

Note 6. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At February 29, 2012, securities valued at $14,162,596 were on loan, secured by cash collateral of $14,761,073 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses Net income earned from securities lending for the year ended February 29, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an

30

Columbia Marsico International Opportunities Fund, February 29, 2012

income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period March 1, 2010 through July 10, 2011, these credits reduced total expenses by $11.

Note 8. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At February 29, 2012, two unaffiliated shareholder accounts owned an aggregate of 63.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to July 11, 2011, the Fund and certain other funds managed by the Investment Manager participated in a committed, unsecured revolving credit facility provided by State Street. For the period June 27, 2011 through July 8, 2011, the collective borrowing amount of the credit facility was $100 million. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended February 29, 2012.

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

31

Columbia Marsico International Opportunities Fund, February 29, 2012

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than noted below, there were no items requiring adjustment of the financial statements or additional disclosure. On March 8, 2012, an unaffiliated shareholder of the Fund redeemed $68,759,536, which represented approximately 12% of the Fund's net assets as of that date.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their

32

Columbia Marsico International Opportunities Fund, February 29, 2012

contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

33

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Marsico International Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico International Opportunities Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2012

34

Federal Income Tax Information (Unaudited) – Columbia Marsico International Opportunities Fund

Foreign taxes paid during the fiscal year ended February 29, 2012 of $1,459,679 are expected to be passed through to shareholders. This represents $0.03 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $14,639,182 ($0.28 per share) for the fiscal year ended February 29, 2012.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

35

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

36

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

37

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

38

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

39

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc., since 2006.	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

40

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Interim Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010.

41

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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44

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Marsico International Opportunities Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

45

Columbia Marsico International Opportunities Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1276 C (4/12)

Columbia Mid Cap Value Fund

Annual Report for the Period Ended February 29, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Manager's Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	13

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	38

Federal Income Tax Information	39

Fund Governance	40

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Americans were dispirited in the fourth quarter of 2011 by Washington's inability to reach a plan for deficit reduction and Europe's piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news to encourage risk taking, buoying both stocks and bonds to solid gains.

U.S. economic data surprised on the upside and fears of recession abated. With the bar of expectations set low, investors responded positively to the announcement that the economy had expanded by 1.8% in the third quarter. Consumer confidence improved, even though consumers remain under pressure with no real increase in disposable income and a continued decline in household net worth. Headline inflation—which tracks a broad range of consumer expenditures, including food and energy—declined. Even manufacturing held its ground.

Against this backdrop, the U.S. equity markets logged solid returns. The S&P 500 Index gained 11.82%, moving into positive territory for the year with quarterly advances in all ten sectors. Mid- and small-cap stocks did even better. Value outperformed growth across all market capitalizations. Energy stocks led the market, as the price of oil moved above $100 a barrel in December. Industrials and materials stocks rose, buoyed by improving economic data. The U.S. fixed-income markets logged modest but solid returns. High-yield bonds were the best performers as the economy showed signs of improvement. Emerging market bonds were strong performers, as inflation came under control in key regions. Municipal bonds and Treasuries eked out only modest gains, as investors moved away from quality in favor of riskier assets.

While fourth quarter gains were encouraging, challenges still remain. Columbia Management, however, remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $326 billion under management as of December 31, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The strong line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of December 31, 2011, Columbia Management offers 52 funds rated either 4 or 5 stars by Morningstar.*

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

* All ratings are based on Class Z shares as of 12/31/2011. Out of 119 Class Z share Columbia funds rated by Morningstar, 7 funds received a 5-star Overall Rating and 45 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges/loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. ©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Mid Cap Value Fund

Summary

■  For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –1.75% without sales charge.

■  The fund lagged its benchmark, the Russell Midcap Value Index,1 which returned 1.45%.

■  Most of the underperformance came from disappointing stock selection, particularly in the industrials and consumer staples sectors.

Portfolio Management

Lori J. Ensinger has co-managed the fund since its inception in 2001 and transitioned to Columbia Management Investment Advisers, LLC (the Investment Manager) as part of its acquisition of the long-term asset management business of the fund's previous investment adviser from Bank of America in May of 2010.

David I. Hoffman has co-managed the fund since 2004 and transitioned to the Investment Manager as part of its acquisition of the long-term asset management business of the fund's previous investment adviser from Bank of America in May of 2010.

Noah J. Petrucci has co-managed the fund since 2002 and transitioned to the Investment Manager as part of its acquisition of the long-term asset management business of the fund's previous investment manager from Bank of America in May of 2010.

1The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/12

–1.75%

Class A shares (without sales charge)

+1.45%

Russell Midcap Value Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Mid Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/02 – 02/29/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Value during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/02 – 02/29/12 ($)

Sales charge	without	with
Class A	20,194	19,032
Class B	18,728	18,728
Class C	18,719	18,719
Class I*	20,321	n/a
Class R*	19,689	n/a
Class R4*	20,219	n/a
Class W*	20,180	n/a
Class Y*	20,347	n/a
Class Z	20,686	n/a

Average annual total return as of 02/29/12 (%)

Share class	A		B		C		I*	R*	R4*	W*	Y*	Z
Inception	11/20/01		11/20/01		11/20/01		09/27/10	01/23/06	03/07/11	09/27/10	07/15/09	11/20/01
Sales charge	without	with	without	with	without	with	without	without	without	without	without	without
1-year	–1.75	–7.41	–2.55	–7.41	–2.54	–3.51	–1.32	–2.04	–1.63	–1.74	–1.40	–1.50
5-year	0.27	–0.91	–0.49	–0.87	–0.49	–0.49	0.39	0.01	0.29	0.27	0.42	0.52
10-year	7.28	6.65	6.48	6.48	6.47	6.47	7.35	7.01	7.29	7.27	7.36	7.54

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares in the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I, Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class W shares are sold at net asset value with distribution and/or service (Rule 12b-1) fees. Class I, Class R, Class R4, Class W, Class Y, and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

2

Understanding Your Expenses – Columbia Mid Cap Value Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2011 – February 29, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,116.10	1,018.90	6.31	6.02	1.20%
Class B	1,000.00	1,000.00	1,112.30	1,015.17	10.24	9.77	1.95%
Class C	1,000.00	1,000.00	1,111.80	1,015.17	10.24	9.77	1.95%
Class I	1,000.00	1,000.00	1,118.70	1,021.23	3.85	3.67	0.73%
Class R	1,000.00	1,000.00	1,114.70	1,017.65	7.62	7.27	1.45%
Class R4	1,000.00	1,000.00	1,117.00	1,019.94	5.21	4.97	0.99%
Class W	1,000.00	1,000.00	1,116.30	1,018.70	6.52	6.22	1.24%
Class Y	1,000.00	1,000.00	1,118.20	1,020.74	4.37	4.17	0.83%
Class Z	1,000.00	1,000.00	1,118.30	1,020.14	5.00	4.77	0.95%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Managers' Report – Columbia Mid Cap Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/12 ($)

Class A	13.91
Class B	13.52
Class C	13.57
Class I	13.91
Class R	13.89
Class R4	13.94
Class W	13.91
Class Y	13.91
Class Z	13.93

Distributions declared per share

03/01/11 – 02/29/12 ($)

Class A	0.07
Class B	0.01
Class C	0.01
Class I	0.13
Class R	0.04
Class R4	0.08
Class W	0.07
Class Y	0.12
Class Z	0.11

For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –1.75% without sales charge. The fund's benchmark, the Russell Midcap Value Index, returned 1.45%. The fund remained focused on attractively valued stocks where we see the potential for improvement in operating margins. However, stock selection hampered results versus the index in a year where macro concerns moved the market.

More volatility for stocks

Although equity market returns were modestly positive, the year was volatile. Headwinds began last spring with a tsunami and earthquake disaster in Japan, an uprising in the Arab world and accelerating sovereign debt problems in Europe. Stocks were further pressured over the summer by concerns over an economic slowdown in China and, in the United States, by sluggish economic growth, the federal budget debacle and an historic federal government credit rating downgrade. Stocks plunged in the third quarter, with the Russell MidCap Value Index declining 18.5%. The market began a sustained rally in October, as recession fears eased and Europe began taking steps to address its issues. The Russell index returned 13.4% in the fourth quarter and continued to gain in the first few months of 2012. In a year that favored companies with stable businesses and high yields, larger-cap stocks beat smaller caps, and more defensive areas, such as consumer staples and utilities, outpaced more economically sensitive sectors, including industrials, materials and energy.

Disappointing results in industrials and consumer staples

Stock selection in the industrials sector was the biggest detractor from relative performance. Our emphasis on construction and engineering companies, including Foster Wheeler (position eliminated), detracted from performance as investors began fearing that slowing global economic growth would dampen government spending on infrastructure projects. An underweight and disappointing stock selection in the consumer staples sector also had a negative impact. Detractors there included an underweight in tobacco company Lorillard (0.5% of net assets), whose outperformance was driven by continued solid fundamentals in its core business, as well as diminishing concerns over the likelihood of a ban on menthol cigarettes. The fund continues to hold a position in Lorillard. Elsewhere, disappointments included coal producer Peabody Energy (0.5% of net assets) within energy, injectable drug manufacturer Hospira (position eliminated) within health care and life insurer Lincoln National (position eliminated) within financials. Peabody's stock sank due to competition from low natural gas prices, while shares of Hospira tumbled when quality control problems surfaced at its plants. We sold Hospira before period end. Lincoln National's stock fell as low interest rates hurt its investment portfolios. An underweight in the more defensive utilities sector further eroded relative results.

4

Portfolio Managers' Report (continued) – Columbia Mid Cap Value Fund

Positive contribution from consumer discretionary and financials

Investments in the consumer discretionary sector, particularly among specialty and multi-line retailers, aided relative performance. Standouts included athletic apparel retailer Foot Locker (1.3% of net assets), whose strong sales, dividend increase and expanded stock repurchase program attracted investors. An underweight in the weak performing financials sector aided results, as did positive stock selection. Winners included credit card issuer Discover Financial Services (1.1% of net assets), whose stock benefited from growing market share, declining credit costs and an increase in consumer spending in the second half of the year. Elsewhere, top contributors included Cabot Oil and Gas (0.3% of net assets), an independent oil and gas company, whose sharp rally was fueled by accelerating production growth, higher well productivity and increased investor interest in Marcellus Shale (position eliminated). Shares of Equity Residential (position eliminated), an apartment real estate investment trust, climbed nicely, as growing demand for apartment rentals and the company's relatively strong dividend attracted investors.

Positioned for more market volatility

We remain cautiously optimistic that the past year's macro concerns will ease. However, we expect some of these headwinds to linger, which could be a source of future market volatility. For that reason, the fund ended the period with less exposure to economically sensitive areas than it had a year earlier. We are optimistic about prospects for value stocks, which lagged growth stocks over the past year. Going forward, we remain focused on attractively valued securities issued by companies whose operating margins appear to have bottomed and seem ripe for incremental improvement.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

Portfolio breakdown1

(as of February 29, 2012)

STOCKS	94.9%
Consumer Discretionary	12.0
Consumer Staples	5.4
Energy	7.5
Financials	28.8
Health Care	5.7
Industrials	11.7
Information Technology	6.0
Materials	6.5
Utilities	11.3
Exchange-Traded Funds	2.2
Other[2]	2.9

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

2Includes investments in affiliated money market fund.

Top ten holdings1

(as of February 29, 2012)

iShares Russell Midcap Value Index Fund	2.2%
Reinsurance Group of America, Inc.	1.9
Liberty Interactive Corp., Class A	1.6
Spectra Energy Corp.	1.6
Edison International	1.5
Sempra Energy	1.5
UDR, Inc.	1.5
Diebold, Inc.	1.5
JM Smucker Co. (The)	1.5
Fifth Third Bancorp	1.4

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and affiliated money market fund).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

5

Portfolio of Investments – Columbia Mid Cap Value Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 94.9%
CONSUMER DISCRETIONARY 12.0%
Auto Components 1.2%
BorgWarner, Inc.(a)(b)	227,800	$18,870,952
Tenneco, Inc.(a)(b)	766,610	29,514,485
Total		48,385,437
Automobiles 0.7%
Harley-Davidson, Inc.	594,536	27,693,487
Distributors 0.8%
Genuine Parts Co.(a)	551,500	34,568,020
Hotels, Restaurants & Leisure 1.9%
Darden Restaurants, Inc.(a)	449,529	22,921,484
International Game Technology	1,455,034	21,854,611
Royal Caribbean Cruises Ltd.	1,019,225	29,037,720
Starwood Hotels & Resorts Worldwide, Inc.(a)	91,500	4,931,850
Total		78,745,665
Household Durables 0.8%
D.R. Horton, Inc.(a)	2,156,125	30,918,833
Internet & Catalog Retail 2.4%
Expedia, Inc.(a)	964,150	32,829,307
Liberty Interactive Corp., Class A(b)	3,335,400	62,572,104
Total		95,401,411
Leisure Equipment & Products 0.7%
Mattel, Inc.(a)	915,450	29,697,198
Media 0.9%
DISH Network Corp., Class A	1,229,623	35,868,103
Multiline Retail 0.8%
Macy's, Inc.	861,400	32,707,358
Specialty Retail 1.8%
Foot Locker, Inc.	1,741,400	50,796,638
Limited Brands, Inc.(a)	452,750	21,066,457
Total		71,863,095
TOTAL CONSUMER DISCRETIONARY		485,848,607
CONSUMER STAPLES 5.4%
Beverages 0.1%
Beam, Inc.	86,350	4,756,158
Food & Staples Retailing 0.7%
Safeway, Inc.(a)	1,341,400	28,773,030
Food Products 2.5%
Hershey Co. (The)(a)	332,900	20,207,030
JM Smucker Co. (The)	759,765	57,225,500
Post Holdings, Inc.(b)	122,900	3,827,106
Ralcorp Holdings, Inc.(b)	245,800	18,336,680
Total		99,596,316
Household Products 1.6%
Clorox Co. (The)	348,650	23,572,226
Energizer Holdings, Inc.(a)(b)	522,400	39,937,480
Total		63,509,706
Tobacco 0.5%
Lorillard, Inc.	166,900	21,877,252
TOTAL CONSUMER STAPLES		218,512,462

Issuer	Shares	Value
Common Stocks (continued)
ENERGY 7.4%
Energy Equipment & Services 3.2%
Cameron International Corp.(a)(b)	368,550	$20,531,920
Dresser-Rand Group, Inc.(b)	343,250	18,027,490
Rowan Companies, Inc.(b)	1,284,332	47,353,321
Superior Energy Services, Inc.(b)	890,100	26,115,534
Weatherford International Ltd.(a)(b)	1,179,400	18,846,812
Total		130,875,077
Oil, Gas & Consumable Fuels 4.2%
Cabot Oil & Gas Corp.	297,650	10,382,032
Cimarex Energy Co.(a)	322,090	25,983,000
Noble Energy, Inc.	198,900	19,422,585
Peabody Energy Corp.	574,905	20,052,687
Spectra Energy Corp.(a)	1,980,562	62,150,036
Whiting Petroleum Corp.(a)(b)	546,666	32,056,494
Total		170,046,834
TOTAL ENERGY		300,921,911
FINANCIALS 28.8%
Capital Markets 2.3%
Raymond James Financial, Inc.(a)	1,281,150	45,314,276
TD Ameritrade Holding Corp.(a)	2,587,350	48,305,824
Total		93,620,100
Commercial Banks 8.9%
CIT Group, Inc.(b)	1,003,600	40,856,556
City National Corp.(a)	814,287	38,271,489
Comerica, Inc.(a)	1,514,575	44,967,732
Cullen/Frost Bankers, Inc.(a)	879,025	49,647,332
Fifth Third Bancorp	4,110,476	55,943,578
Huntington Bancshares, Inc.	7,132,383	41,688,779
SVB Financial Group(a)(b)	770,177	45,656,092
Zions Bancorporation(a)	2,285,158	43,418,002
Total		360,449,560
Consumer Finance 1.1%
Discover Financial Services	1,429,390	42,895,994
Insurance 6.3%
Axis Capital Holdings Ltd.	1,498,800	46,237,980
Hartford Financial Services Group, Inc.(a)	1,987,168	41,154,249
Principal Financial Group, Inc.(a)	1,703,077	47,107,110
Reinsurance Group of America, Inc.	1,262,380	72,801,455
XL Group PLC	2,220,623	46,188,958
Total		253,489,752
Real Estate Investment Trusts (REITs) 8.4%
Alexandria Real Estate Equities, Inc.(a)	460,200	32,991,738
General Growth Properties, Inc.(a)	1,969,563	32,044,790
Host Hotels & Resorts, Inc.(a)	3,331,697	52,574,179
ProLogis, Inc.(a)	1,392,472	46,870,607
Rayonier, Inc.(a)	831,959	37,038,815
Rouse Properties, Inc.(a)(b)	77,320	1,131,191
Taubman Centers, Inc.	782,500	54,047,275
UDR, Inc.	2,380,700	59,565,114
Weyerhaeuser Co.(a)	1,084,611	22,657,524
Total		338,921,233

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Mid Cap Value Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS (cont.)
Real Estate Management & Development 0.8%
CBRE Group, Inc., Class A(b)	1,872,411	$34,321,294
Thrifts & Mortgage Finance 1.0%
People's United Financial, Inc.(a)	3,275,050	41,232,880
TOTAL FINANCIALS		1,164,930,813
HEALTH CARE 5.7%
Health Care Equipment & Supplies 3.0%
Cooper Companies, Inc. (The)(a)	313,675	24,930,889
Teleflex, Inc.	864,925	51,264,105
Zimmer Holdings, Inc.(a)(b)	698,850	42,455,137
Total		118,650,131
Health Care Providers & Services 1.5%
Coventry Health Care, Inc.(b)	997,200	32,598,468
Quest Diagnostics, Inc.	499,886	29,018,382
Total		61,616,850
Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.(b)	463,825	20,232,047
Sequenom, Inc.(b)	1,891	8,169
Total		20,240,216
Pharmaceuticals 0.7%
Watson Pharmaceuticals, Inc.(b)	496,700	28,967,544
TOTAL HEALTH CARE		229,474,741
INDUSTRIALS 11.7%
Building Products 0.8%
Owens Corning(b)	1,065,804	33,732,697
Electrical Equipment 1.5%
Babcock & Wilcox Co. (The)(b)	907,100	23,348,754
Cooper Industries PLC	609,875	37,336,547
Total		60,685,301
Industrial Conglomerates 0.5%
Carlisle Companies, Inc.(a)	428,000	20,886,400
Machinery 5.0%
AGCO Corp.(a)(b)	764,442	39,468,140
Crane Co.	869,100	42,212,187
Kennametal, Inc.(a)	677,625	31,218,184
Parker Hannifin Corp.(a)	495,750	44,523,308
Stanley Black & Decker, Inc.	614,333	47,180,774
Total		204,602,593
Professional Services 1.0%
Manpower, Inc.	905,318	38,992,046
Road & Rail 2.6%
Con-way, Inc.(a)	974,773	28,804,542
Hertz Global Holdings, Inc.(a)(b)	2,947,450	42,148,535
Ryder System, Inc.	630,700	33,572,161
Total		104,525,238
Trading Companies & Distributors 0.3%
AerCap Holdings NV(b)	884,894	11,574,414
TOTAL INDUSTRIALS		474,998,689
INFORMATION TECHNOLOGY 6.1%
Communications Equipment 0.1%
Tellabs, Inc.	1,408,600	5,578,056

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY (cont.)
Computers & Peripherals 1.5%
Diebold, Inc.(a)	1,497,550	$58,599,132
Electronic Equipment, Instruments & Components 0.9%
Arrow Electronics, Inc.(b)	855,525	34,349,329
Semiconductors & Semiconductor Equipment 1.7%
Atmel Corp.(a)(b)	1,968,500	19,901,535
Avago Technologies Ltd.	550,000	20,685,500
International Rectifier Corp.(a)(b)	434,900	9,763,505
Lam Research Corp.(a)(b)	211,600	8,823,720
Novellus Systems, Inc.(b)	237,700	11,048,296
Total		70,222,556
Software 1.9%
Autodesk, Inc.(b)	884,950	33,495,357
Nuance Communications, Inc.(a)(b)	1,634,125	42,356,520
Total		75,851,877
TOTAL INFORMATION TECHNOLOGY		244,600,950
MATERIALS 6.5%
Chemicals 4.0%
Albemarle Corp.(a)	330,050	21,954,926
Celanese Corp., Class A	1,130,450	53,775,507
International Flavors & Fragrances, Inc.(a)	774,200	44,152,626
Methanex Corp.	348,200	10,912,588
PPG Industries, Inc.(a)	336,769	30,730,171
Total		161,525,818
Containers & Packaging 1.3%
Packaging Corp. of America	1,707,700	50,616,228
Metals & Mining 1.2%
Steel Dynamics, Inc.(a)	1,736,000	25,710,160
United States Steel Corp.(a)	878,575	23,914,811
Total		49,624,971
TOTAL MATERIALS		261,767,017
UTILITIES 11.3%
Electric Utilities 3.6%
Edison International	1,452,900	60,832,923
Northeast Utilities(a)	1,008,525	36,206,048
NV Energy, Inc.(a)	3,096,000	48,545,280
Total		145,584,251
Gas Utilities 0.8%
Questar Corp.(a)	1,650,100	31,714,922
Independent Power Producers & Energy Traders 1.0%
AES Corp. (The)(b)	2,873,104	38,959,290
Multi-Utilities 5.9%
CMS Energy Corp.(a)	2,341,300	50,127,233
Public Service Enterprise Group, Inc.(a)	928,857	28,590,218
SCANA Corp.(a)	1,057,900	47,605,500
Sempra Energy(a)	1,010,149	59,841,227
Wisconsin Energy Corp.	1,579,796	53,839,448
Total		240,003,626
TOTAL UTILITIES		456,262,089
Total Common Stocks (Cost: $3,126,627,181)		$3,837,317,279

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Mid Cap Value Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Exchange-Traded Funds 2.2%
iShares Russell Midcap Value Index Fund	1,850,000	$87,449,500
Total Exchange-Traded Funds (Cost: $86,883,450)		$87,449,500
Rights —%
FINANCIALS —%
Real Estate Investment Trusts (REITs) —%
Rouse Properties, Inc.(b)(c)	77,320	$—
TOTAL FINANCIALS		—
Total Rights (Cost: $—)		$—
	Shares	Value
Money Market Funds 2.9%
Columbia Short-Term Cash Fund, 0.166%(d)(e)	119,191,310	$119,191,310
Total Money Market Funds (Cost: $119,191,310)		$119,191,310

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 21.9%
Asset-Backed Commercial Paper 1.9%
Atlantic Asset Securitization LLC 03/01/12	0.300%	$4,999,708	$4,999,708
Atlantis One 04/11/12	0.511%	4,993,554	4,993,554
04/17/12	0.471%	19,976,239	19,976,239
Barton Capital Corporation 03/07/12	0.270%	24,998,688	24,998,688
KELLS FUNDING, LLC 03/22/12	0.480%	4,995,267	4,995,267
06/04/12	0.491%	2,995,998	2,995,998
07/02/12	0.601%	4,989,250	4,989,250
Rheingold Securitization 03/09/12	0.570%	9,998,258	9,998,258
Total			77,946,962
Certificates of Deposit 9.9%
ABM AMRO Bank N.V. 03/21/12	0.310%	9,997,503	9,997,503
Australia and New Zealand Bank Group, Ltd. 03/09/12	0.500%	5,000,000	5,000,000
05/16/12	0.470%	10,000,000	10,000,000
Bank of Nova Scotia 05/03/12	0.394%	14,000,000	14,000,000
07/26/12	0.324%	10,000,000	10,000,000
Barclays Bank PLC 04/18/12	0.600%	25,000,000	25,000,000
Branch Banking & Trust Corporation 07/12/12	0.420%	20,000,000	20,000,000
Credit Suisse 03/15/12	0.560%	10,000,000	10,000,000
03/20/12	0.590%	15,000,000	15,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit (continued)
DZ Bank AG 03/12/12	0.250%	$10,000,000	$10,000,000
DnB NOR ASA 03/01/12	0.450%	5,000,000	5,000,000
03/15/12	0.520%	20,000,000	20,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts 03/09/12	0.330%	10,000,000	10,000,000
Hong Kong Shanghai Bank Corp., Ltd. 03/12/12	0.250%	10,000,000	10,000,000
Mitsubishi UFJ Trust and Banking Corp. 05/31/12	0.390%	10,000,128	10,000,128
National Australia Bank 04/30/12	0.394%	8,000,000	8,000,000
08/16/12	0.344%	15,000,000	15,000,000
National Bank of Canada 05/08/12	0.410%	15,000,000	15,000,000
Nordea Bank AB 03/13/12	0.520%	15,000,000	15,000,000
Norinchukin Bank 05/21/12	0.470%	20,000,000	20,000,000
Rabobank 03/16/12	0.530%	14,979,931	14,979,931
04/23/12	0.500%	10,000,000	10,000,000
07/31/12	0.660%	5,000,000	5,000,000
Skandinaviska Enskilda Banken 03/19/12	0.410%	5,000,000	5,000,000
Standard Chartered Bank PLC 03/30/12	0.625%	14,976,340	14,976,340
04/03/12	0.570%	28,000,000	28,000,000
Sumitomo Trust & Banking Co., Ltd. 05/29/12	0.370%	12,000,000	12,000,000
Svenska Handelsbanken 07/26/12	0.590%	5,000,252	5,000,252
Union Bank of Switzerland 03/02/12	0.530%	8,000,000	8,000,000
04/09/12	0.590%	10,000,000	10,000,000
04/13/12	0.580%	10,000,000	10,000,000
04/17/12	0.580%	5,000,000	5,000,000
United Overseas Bank Ltd. 03/16/12	0.250%	10,000,000	10,000,000
Westpac Banking Corp. 05/11/12	0.423%	5,000,000	5,000,000
Total			399,954,154
Commercial Paper 4.8%
Caisse d'Amortissement de la Dette Sociale 05/02/12	0.671%	14,974,596	14,974,596
Development Bank of Singapore Ltd. 08/02/12	0.551%	19,946,834	19,946,834
DnB NOR ASA 04/10/12	0.521%	9,986,278	9,986,278
ERSTE ABWICKLUNGSANSTALT 04/23/12	0.671%	9,983,064	9,983,064
Foreningsparbanken (Swedbank) 03/21/12	0.425%	11,992,350	11,992,350
04/02/12	0.400%	9,993,222	9,993,222
03/19/12	0.440%	9,992,789	9,992,789

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Mid Cap Value Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Commercial Paper (cont.)
HSBC Bank PLC 04/13/12	0.481%	$7,980,480	$7,980,480
Mitsubishi UFJ Trust and Banking Corp. 05/03/12	0.430%	11,989,823	11,989,823
Nordea Bank AB 08/14/12	0.592%	4,985,168	4,985,168
07/24/12	0.627%	11,962,083	11,962,083
Skandinaviska Enskilda Banken AB 03/27/12	0.400%	14,989,833	14,989,833
05/03/12	0.350%	4,996,840	4,996,840
State Development Bank of NorthRhine-Westphalia 03/13/12	0.240%	4,999,033	4,999,033
Suncorp Metway Ltd. 04/02/12	0.480%	9,992,000	9,992,000
04/11/12	0.480%	9,991,600	9,991,600
04/10/12	0.480%	4,995,933	4,995,933
The Commonwealth Bank of Australia 04/23/12	0.451%	4,988,438	4,988,438
08/16/12	0.307%	5,000,000	5,000,000
Westpac Securities NZ Ltd. 04/20/12	0.531%	11,967,670	11,967,670
Total			195,708,034
Other Short-Term Obligations 0.6%
Natixis Financial Products LLC 03/01/12	0.470%	25,000,000	25,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements 4.7%
Credit Suisse Securities (USA) LLC dated 02/29/12, matures 03/01/12, repurchase price $8,895,408(f) 03/01/12	0.160%	$8,895,368	$8,895,368
Mizuho Securities USA, Inc. dated 02/29/12, matures 03/01/12, repurchase price $20,000,122(f) 03/01/12	0.220%	20,000,000	20,000,000
Natixis Financial Products, Inc. dated 02/29/12, matures 03/01/12, repurchase price $35,000,214(f) 03/01/12	0.220%	35,000,000	35,000,000
RBS Securities, Inc. dated 02/29/12, matures 03/01/12, repurchase price $40,000,222(f) 03/01/12	0.200%	40,000,000	40,000,000
Royal Bank of Canada dated02/29/12, matures 03/01/12, repurchase price $10,000,053(f) 03/01/12	0.190%	10,000,000	10,000,000
Societe Generale dated 02/29/12, matures 03/01/12, repurchase price $75,000,417(f) 03/01/12	0.200%	75,000,000	75,000,000
Total			188,895,368
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $887,504,518)			$887,504,518
Total Investments (Cost: $4,220,206,459)			$4,931,462,607
Other Assets & Liabilities, Net			(886,588,097)
Net Assets			$4,044,874,510

Notes to Portfolio of Investments

(a)  At February 29, 2012, security was partially or fully on loan.

(b)  Non-income producing.

(c)  Negligible market value.

(d)  The rate shown is the seven-day current annualized yield at February 29, 2012.

(e)  Investments in affiliates during the year ended February 29, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$1,209,590,507	$(1,090,399,197)	$—	$119,191,310	$173,932	$119,191,310

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Mid Cap Value Fund

February 29, 2012

Notes to Portfolio of Investments (continued)

(f)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Credit Suisse Securities (USA) LLC (0.160%)
Security Description	Value
Ginnie Mae I Pool	$6,368,219
Ginnie Mae II Pool	2,705,077
Total Market Value of Collateral Securities	$9,073,296
Mizuho Securities USA, Inc. (0.220%)
Security Description	Value
Fannie Mae Pool	$6,461,367
Freddie Mac Gold Pool	105,718
Freddie Mac REMICS	1,195,426
Ginnie Mae I Pool	8,005,327
Ginnie Mae II Pool	3,818,525
Government National Mortgage Association	813,637
Total Market Value of Collateral Securities	$20,400,000
Natixis Financial Products, Inc. (0.220%)
Security Description	Value
Fannie Mae Pool	$1,760,737
Fannie Mae REMICS	13,113,371
Freddie Mac Gold Pool	1,612,106
Freddie Mac REMICS	7,732,274
Government National Mortgage Association	2,308,073
United States Treasury Note/Bond	9,173,657
Total Market Value of Collateral Securities	$35,700,218
RBS Securities, Inc. (0.200%)
Security Description	Value
United States Treasury Note/Bond	$40,800,152
Total Market Value of Collateral Securities	$40,800,152
Royal Bank of Canada (0.190%)
Security Description	Value
Fannie Mae Pool	$7,375,600
Freddie Mac Gold Pool	1,819,540
Freddie Mac Non Gold Pool	1,004,860
Total Market Value of Collateral Securities	$10,200,000
Societe Generale (0.200%)
Security Description	Value
Fannie Mae REMICS	$11,709,455
Freddie Mac REMICS	19,950,096
Freddie Mac Strips	2,025,938
Government National Mortgage Association	42,814,511
Total Market Value of Collateral Securities	$76,500,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia Mid Cap Value Fund

February 29, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's  assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume  and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Columbia Mid Cap Value Fund

February 29, 2012

Fair Value Measurements(continued)

The following table is a summary of the inputs used to value the Fund's investments as of February 29, 2012:

	Fair value at February 29, 2012
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$485,848,607	$—	$—	$485,848,607
Consumer Staples	218,512,462	—	—	218,512,462
Energy	300,921,911	—	—	300,921,911
Financials	1,164,930,813	—	—	1,164,930,813
Health Care	229,474,741	—	—	229,474,741
Industrials	474,998,689	—	—	474,998,689
Information Technology	244,600,950	—	—	244,600,950
Materials	261,767,017	—	—	261,767,017
Utilities	456,262,089	—	—	456,262,089
Total Equity Securities	3,837,317,279	—	—	3,837,317,279
Other
Exchange-Traded Funds	87,449,500	—	—	87,449,500
Money Market Funds	119,191,310	—	—	119,191,310
Investments of Cash Collateral Received for Securities on Loan	—	887,504,518	—	887,504,518
Total Other	206,640,810	887,504,518	—	1,094,145,328
Total	$4,043,958,089	$887,504,518	$—	$4,931,462,607

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Assets and Liabilities – Columbia Mid Cap Value Fund

February 29, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $3,213,510,631)	$3,924,766,779
Affiliated issuers (identified cost $119,191,310)	119,191,310
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $698,609,150)	698,609,150
Repurchase agreements (identified cost $188,895,368)	188,895,368
Total investments (identified cost $4,220,206,459)	4,931,462,607
Receivable for:
Investments sold	23,877,718
Capital shares sold	3,450,766
Dividends	5,672,573
Interest	219,624
Prepaid expense	55,621
Other assets	982
Total assets	4,964,739,891
Liabilities
Due upon return of securities on loan	887,504,518
Payable for:
Investments purchased	10,278,919
Capital shares purchased	21,114,150
Investment management fees	72,814
Distribution and service fees	13,492
Transfer agent fees	476,168
Administration fees	5,471
Plan administration fees	2
Chief compliance officer expenses	1,316
Other expenses	398,531
Total liabilities	919,865,381
Net assets applicable to outstanding capital stock	$4,044,874,510

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Assets and Liabilities (continued) – Columbia Mid Cap Value Fund

February 29, 2012

Represented by
Paid-in capital	$3,651,537,738
Undistributed net investment income	1,785,156
Accumulated net realized loss	(319,704,532)
Unrealized appreciation (depreciation) on:
Investments	711,256,148
Total — representing net assets applicable to outstanding capital stock	$4,044,874,510
*Value of securities on loan	$862,324,180
Net assets applicable to outstanding shares
Class A	$1,135,303,053
Class B	$22,739,776
Class C	$125,462,846
Class I	$143,561,960
Class R	$80,096,047
Class R4	$11,985
Class W	$77,367,468
Class Y	$31,907
Class Z	$2,460,299,468
Shares outstanding
Class A	81,631,711
Class B	1,681,569
Class C	9,243,613
Class I	10,321,177
Class R	5,767,371
Class R4	860
Class W	5,561,672
Class Y	2,294
Class Z	176,661,892
Net asset value per share
Class A(a)	$13.91
Class B	$13.52
Class C	$13.57
Class I	$13.91
Class R	$13.89
Class R4	$13.94
Class W	$13.91
Class Y	$13.91
Class Z	$13.93

(a)  The maximum offering price per share for Class A is $14.76. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Operations – Columbia Mid Cap Value Fund

Year ended February 29, 2012

Net investment income
Income:
Dividends	$76,164,091
Interest	8,383
Dividends from affiliates	173,932
Income from securities lending — net	1,395,375
Foreign taxes withheld	(6,557)
Total income	77,735,224
Expenses:
Investment management fees	27,755,883
Distribution fees
Class B	232,721
Class C	1,054,785
Class R	1,006,459
Service fees
Class B	77,691
Class C	351,467
Class W	139,462
Distribution and service fees — Class A	3,169,923
Transfer agent fees
Class A	2,586,027
Class B	63,400
Class C	285,363
Class R	457,980
Class R4	5
Class W	114,992
Class Y	27
Class Z	5,213,257
Administration fees	3,145,380
Plan administration fees
Class R4	22
Compensation of board members	94,050
Pricing and bookkeeping fees	9,536
Custodian fees	50,434
Printing and postage fees	576,194
Registration fees	183,279
Professional fees	98,501
Chief compliance officer expenses	2,134
Other	181,151
Total expenses	46,850,123
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(94,391)
Expense reductions	(18,489)
Total net expenses	46,737,243
Net investment income	30,997,981
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	337,226,375
Net realized gain	337,226,375
Net change in unrealized appreciation (depreciation) on:
Investments	(519,995,492)
Net change in unrealized depreciation	(519,995,492)
Net realized and unrealized loss	(182,769,117)
Net decrease in net assets from operations	$(151,771,136)

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Changes in Net Assets – Columbia Mid Cap Value Fund

	February 29, 2012(a)	February 28, 2011(b)
Operations
Net investment income	$30,997,981	$51,904,525
Net realized gain	337,226,375	330,692,067
Net change in unrealized appreciation (depreciation)	(519,995,492)	792,952,174
Net increase (decrease) in net assets resulting from operations	(151,771,136)	1,175,548,766
Distributions to shareholders from:
Net investment income
Class A	(6,764,702)	(16,528,260)
Class B	(28,753)	(347,528)
Class C	(142,957)	(1,183,149)
Class I	(1,231,267)	(59,745)
Class R	(447,096)	(2,956,981)
Class R4	(64)	—
Class W	(424,228)	(8)
Class Y	(273)	(255)
Class Z	(20,394,685)	(36,251,311)
Total distributions to shareholders	(29,434,025)	(57,327,237)
Increase (decrease) in net assets from share transactions	(850,671,076)	(428,527,709)
Proceeds from regulatory settlements (Note 6)	236,136	17,400
Total increase (decrease) in net assets	(1,031,640,101)	689,711,220
Net assets at beginning of year	5,076,514,611	4,386,803,391
Net assets at end of year	$4,044,874,510	$5,076,514,611
Undistributed net investment income	$1,785,156	$125,040

(a)  Class R4 shares are for the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(b)  Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Statement of Changes in Net Assets (continued) – Columbia Mid Cap Value Fund

Year ended,	February 29, 2012(a)		February 28, 2011(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	15,646,891	208,981,808	24,098,682	295,808,915
Fund merger	764,899	10,800,090	—	—
Distributions reinvested	476,451	6,016,193	1,205,192	14,542,969
Redemptions	(41,399,061)	(555,805,689)	(48,053,020)	(588,007,438)
Net decrease	(24,510,820)	(330,007,598)	(22,749,146)	(277,655,554)
Class B shares
Subscriptions	22,692	303,307	41,301	494,268
Fund merger	52,469	721,378	—	—
Distributions reinvested	2,011	24,476	23,648	276,486
Redemptions(c)	(1,610,786)	(20,994,752)	(3,076,618)	(36,566,848)
Net decrease	(1,533,614)	(19,945,591)	(3,011,669)	(35,796,094)
Class C shares
Subscriptions	599,445	7,805,828	990,308	12,037,780
Fund merger	21,768	300,577	—	—
Distributions reinvested	8,906	108,836	73,776	866,581
Redemptions	(3,830,772)	(49,672,691)	(5,192,512)	(61,998,199)
Net decrease	(3,200,653)	(41,457,450)	(4,128,428)	(49,093,838)
Class I shares
Subscriptions	4,374,216	60,352,741	11,027,366	149,685,114
Fund merger	262,588	3,708,890	—	—
Distributions reinvested	95,462	1,231,178	4,539	59,734
Redemptions	(4,985,662)	(67,344,843)	(457,332)	(6,244,962)
Net increase (decrease)	(253,396)	(2,052,034)	10,574,573	143,499,886
Class R shares
Subscriptions	6,538,656	90,315,959	10,065,747	122,653,544
Distributions reinvested	34,160	436,403	241,993	2,923,279
Redemptions	(24,491,543)	(311,990,808)	(11,316,146)	(139,432,480)
Net decrease	(17,918,727)	(221,238,446)	(1,008,406)	(13,855,657)
Class R4 shares
Subscriptions	178	2,500	—	—
Fund merger	681	9,625	—	—
Distributions reinvested	1	10	—	—
Net increase	860	12,135	—	—
Class W shares
Subscriptions	2,155,313	27,938,697	226	2,650
Fund merger	7,276,910	102,861,296	—	—
Distributions reinvested	33,667	424,192	—	—
Redemptions	(3,904,432)	(51,206,898)	(12)	(153)
Net increase	5,561,458	80,017,287	214	2,497
Class Y shares
Subscriptions	—	—	1,130	13,781
Distributions reinvested	11	138	17	201
Net increase	11	138	1,147	13,982
Class Z shares
Subscriptions	38,601,255	513,775,179	55,584,335	673,554,891
Distributions reinvested	1,140,867	14,563,073	2,057,565	24,860,995
Redemptions	(63,576,970)	(844,337,769)	(73,199,198)	(894,058,817)
Net decrease	(23,834,848)	(315,999,517)	(15,557,298)	(195,642,931)
Total net decrease	(65,689,729)	(850,671,076)	(35,879,013)	(428,527,709)

(a)  Class R4 shares are for the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(b)  Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(c)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights – Columbia Mid Cap Value Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales changes, if any, and are not annualized for periods of less than one year.

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$14.24		$11.18		$6.87		$13.12		$15.21
Income from investment operations:
Net investment income	0.07		0.13	(a)	0.07		0.11		0.13
Net realized and unrealized gain (loss)	(0.33)		3.07		4.32		(6.25)		(1.19)
Total from investment operations	(0.26)		3.20		4.39		(6.14)		(1.06)
Less distributions to shareholders from:
Net investment income	(0.07)		(0.14)		(0.07)		(0.10)		(0.16)
Net realized gains	—		—		—		—		(0.87)
Tax return of capital	—		—		(0.01)		(0.01)		—
Total distributions to shareholders	(0.07)		(0.14)		(0.08)		(0.11)		(1.03)
Proceeds from regulatory settlement	0.00	(b)	0.00	(b)	0.00	(b)	—		—
Net asset value, end of period	$13.91		$14.24		$11.18		$6.87		$13.12
Total return	(1.75	%)(c)	28.87%		64.09%		(47.05%)		(7.88%)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.18%		1.13%		1.17%		1.17%		1.10%
Net expenses after fees waived or expenses reimbursed(e)	1.18	%(f)	1.13	%(f)	1.17	%(f)	1.17	%(f)	1.10	%(f)
Net investment income	0.59	%(f)	1.05	%(f)	0.71	%(f)	0.97	%(f)	0.83	%(f)
Supplemental data
Net assets, end of period (in thousands)	$1,135,303		$1,511,519		$1,441,388		$966,440		$1,677,414
	39%		50%		56%		46%		24%
Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(b)  Rounds to less than $0.01.

(c)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Mid Cap Value Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class B
Per share data
Net asset value, beginning of period	$13.89		$10.94		$6.73		$12.86		$14.94
Income from investment operations:
Net investment income (loss)	(0.02)		0.03	(a)	0.00	(b)	0.02		0.03
Net realized and unrealized gain (loss)	(0.34)		3.01		4.23		(6.11)		(1.19)
Total from investment operations	(0.36)		3.04		4.23		(6.09)		(1.16)
Less distributions to shareholders from:
Net investment income	(0.01)		(0.09)		(0.02)		(0.03)		(0.05)
Net realized gains	—		—		—		—		(0.87)
Tax return of capital	—		—		(0.00	)(b)	(0.01)		—
Total distributions to shareholders	(0.01)		(0.09)		(0.02)		(0.04)		(0.92)
Proceeds from regulatory settlement	0.00	(b)	0.00	(b)	0.00	(b)	—		—
Net asset value, end of period	$13.52		$13.89		$10.94		$6.73		$12.86
Total return	(2.55	%)(c)	27.89%		62.86%		(47.41%)		(8.61%)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.93%		1.88%		1.92%		1.92%		1.85%
Net expenses after fees waived or expenses reimbursed(e)	1.93	%(f)	1.88	%(f)	1.92	%(f)	1.92	%(f)	1.85	%(f)
Net investment income (loss)	(0.19	%)(f)	0.28	%(f)	(0.01	%)(f)	0.18	%(f)	0.18	%(f)
Supplemental data
Net assets, end of period (in thousands)	$22,740		$44,651		$68,110		$66,254		$179,087
Portfolio turnover	39%		50%		56%		46%		24%
Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(b)  Rounds to less than $0.01.

(c)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Mid Cap Value Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class C
Per share data
Net asset value, beginning of period	$13.94		$10.98		$6.75		$12.90		$14.99
Income from investment operations:
Net investment income (loss)(b)	(0.02)		0.04	(a)	0.00	(b)	0.02		0.01
Net realized and unrealized gain (loss)	(0.34)		3.01		4.25		(6.13)		(1.18)
Total from investment operations	(0.36)		3.05		4.25		(6.11)		(1.17)
Less distributions to shareholders from:
Net investment income	(0.01)		(0.09)		(0.02)		(0.03)		(0.05)
Net realized gains	—		—		—		—		(0.87)
Tax return of capital	—		—		(0.00	)(b)	(0.01)		—
Total distributions to shareholders	(0.01)		(0.09)		(0.02)		(0.04)		(0.92)
Proceeds from regulatory settlement	0.00	(b)	0.00	(b)	0.00	(b)	—		—
Net asset value, end of period	$13.57		$13.94		$10.98		$6.75		$12.90
Total return	(2.54	%)(c)	27.88%		62.97%		(47.42%)		(8.65%)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.93%		1.88%		1.92%		1.92%		1.85%
Net expenses after fees waived or expenses reimbursed(e)	1.93	%(f)	1.88	%(f)	1.92	%(f)	1.92	%(f)	1.85	%(f)
Net investment income (loss)	(0.17	%)(f)	0.30	%(f)	(0.03	%)(f)	0.19	%(f)	0.07	%(f)
Supplemental data
Net assets, end of period (in thousands)	$125,463		$173,457		$181,941		$144,370		$318,190
Portfolio turnover	39%		50%		56%		46%		24%
Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(b)  Rounds to less than $0.01.

(c)  During the ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia Mid Cap Value Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28, 2011(a)
Class I
Per share data
Net asset value, beginning of period	$14.24		$11.68
Income from investment operations:
Net investment income	0.13		0.03
Net realized and unrealized gain (loss)	(0.33)		2.58
Total from investment operations	(0.20)		2.61
Less distributions to shareholders from:
Net investment income	(0.13)		(0.05)
Total distributions to shareholders	(0.13)		(0.05)
Proceeds from regulatory settlement	0.00	(b)	—
Net asset value, end of period	$13.91		$14.24
Total return	(1.32	%)(c)	22.40%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	0.73%		0.72	%(e)
Net expenses after fees waived or expenses reimbursed(f)	0.73%		0.72	%(e)
Net investment income	1.03%		0.53	%(e)
Supplemental data
Net assets, end of period (in thousands)	$143,562		$150,603
Portfolio turnover	39%		50%
Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to less than $0.01.

(c)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Financial Highlights (continued) – Columbia Mid Cap Value Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class R
Per share data
Net asset value, beginning of period	$14.23		$11.18		$6.87		$13.11		$15.21
Income from investment operations:
Net investment income	0.01		0.10	(a)	0.04		0.09		0.05
Net realized and unrealized gain (loss)	(0.31)		3.07		4.33		(6.24)		(1.16)
Total from investment operations	(0.30)		3.17		4.37		(6.15)		(1.11)
Less distributions to shareholders from:
Net investment income	(0.04)		(0.12)		(0.05)		(0.08)		(0.12)
Net realized gains	—		—		—		—		(0.87)
Tax return of capital	—		—		(0.01)		(0.01)		—
Total distributions to shareholders	(0.04)		(0.12)		(0.06)		(0.09)		(0.99)
Proceeds from regulatory settlement	0.00	(b)	0.00	(b)	0.00	(b)	—		—
Net asset value, end of period	$13.89		$14.23		$11.18		$6.87		$13.11
Total return	(2.04	%)(c)	28.53%		63.69%		(47.13%)		(8.17%)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.45%		1.38%		1.42%		1.42%		1.35%
Net expenses after fees waived or expenses reimbursed(e)	1.43	%(f)	1.38	%(f)	1.42	%(f)	1.42	%(f)	1.35	%(f)
Net investment income	0.15	%(f)	0.80	%(f)	0.44	%(f)	0.94	%(f)	0.35	%(f)
Supplemental data
Net assets, end of period (in thousands)	$80,096		$337,001		$276,046		$145,227		$46,252
Portfolio turnover	39%		50%		56%		46%		24%
Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(b)  Rounds to less than $0.01.

(c)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

22

Financial Highlights (continued) – Columbia Mid Cap Value Fund

	Year ended Feb. 29, 2012(a)
Class R4
Per share data
Net asset value, beginning of period	$14.06
Income from investment operations:
Net investment income	0.11
Net realized and unrealized gain	(0.15)
Total from investment operations	(0.04)
Less distributions to shareholders from:
Net investment income	(0.08)
Total distributions to shareholders	(0.08)
Proceeds from regulatory settlement	0.00	(b)
Net asset value, end of period	$13.94
Total return	(0.23	%)(c)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.05	%(e)
Net expenses after fees waived or expenses reimbursed(f)	1.03	%(e)
Net investment income	0.86	%(e)
Supplemental data
Net assets, end of period (in thousands)	$12
Portfolio turnover	39%
Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(b)  Rounds to less than $0.01.

(c)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

23

Financial Highlights (continued) – Columbia Mid Cap Value Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28, 2011(a)
Class W
Per share data
Net asset value, beginning of period	$14.24		$11.69
Income from investment operations:
Net investment income	0.09		0.02
Net realized and unrealized gain (loss)	(0.35)		2.57
Total from investment operations	(0.26)		2.59
Less distributions to shareholders from:
Net investment income	(0.07)		(0.04)
Total distributions to shareholders	(0.07)		(0.04)
Proceeds from regulatory settlement	0.00	(b)	—
Net asset value, end of period	$13.91		$14.24
Total return	(1.74	%)(c)	22.17%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.19%		1.14	%(e)
Net expenses after fees waived or expenses reimbursed(f)	1.19	%(g)	1.14	%(e)(g)
Net investment income	0.69	%(g)	0.34	%(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$77,367		$3
Portfolio turnover	39%		50%
Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to less than $0.01.

(c)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

24

Financial Highlights (continued) – Columbia Mid Cap Value Fund

	Year ended Feb. 29,		Year ended Feb. 28,
	2012		2011		2010(a)
Class Y
Per share data
Net asset value, beginning of period	$14.24		$11.18		$8.86
Income from investment operations
Net investment income	0.13		0.16	(b)	0.08
Net realized and unrealized gain (loss)	(0.34)		3.08		2.31
Total from investment operations	(0.21)		3.24		2.39
Less distributions to shareholders from:
Net investment income	(0.12)		(0.18)		(0.06)
Tax return of capital	—		—		(0.01)
Total distributions to shareholders	(0.12)		(0.18)		(0.07)
Proceeds from regulatory settlement	0.00	(c)	0.00	(c)	0.00	(c)
Net asset value, end of period	$13.91		$14.24		$11.18
Total return	(1.40	%)(d)	29.23%		27.00%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	0.82%		0.81%		0.76	%(f)
Net expenses after fees waived or expenses reimbursed(g)	0.82%		0.81	%(h)	0.76	%(f)(h)
Net investment income	0.97%		1.25	%(h)	1.28	%(f)(h)
Supplemental data
Net assets, end of period (in thousands)	$32		$33		$13
Portfolio turnover	39%		50%		56%
Notes to Financial Highlights

(a)  For the period from July 15, 2009 (commencement of operations) to February 28, 2010.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(c)  Rounds to less than $0.01.

(d)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

25

Financial Highlights (continued) – Columbia Mid Cap Value Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class Z
Per share data
Net asset value, beginning of period	$14.26		$11.20		$6.88		$13.13		$15.23
Income from investment operations:
Net investment income	0.11		0.16	(a)	0.09		0.14		0.17
Net realized and unrealized gain (loss)	(0.33)		3.07		4.33		(6.25)		(1.21)
Total from investment operations	(0.22)		3.23		4.42		(6.11)		(1.04)
Less distributions to shareholders from:
Net investment income	(0.11)		(0.17)		(0.09)		(0.13)		(0.19)
Net realized gains	—		—		—		—		(0.87)
Tax return of capital	—		—		(0.01)		(0.01)		—
Total distributions to shareholders	(0.11)		(0.17)		(0.10)		(0.14)		(1.06)
Proceeds from regulatory settlement	0.00	(b)	0.00	(b)	0.00	(b)	—		—
Net asset value, end of period	$13.93		$14.26		$11.20		$6.88		$13.13
Total return	(1.50	%)(c)	29.14%		64.55%		(46.87%)		(7.70%)
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	0.93%		0.88%		0.92%		0.92%		0.85%
Net expenses after fees waived or expenses reimbursed(e)	0.93	%(f)	0.88	%(f)	0.92	%(f)	0.92	%(f)	0.85	%(f)
Net investment income	0.85	%(f)	1.30	%(f)	0.95	%(f)	1.23	%(f)	1.10	%(f)
Supplemental data
Net assets, end of period (in thousands)	$2,460,299		$2,859,249		$2,419,305		$1,459,522		$2,109,483
Portfolio turnover	39%		50%		56%		46%		24%
Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(b)  Rounds to less than $0.01.

(c)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

26

Notes to Financial Statements – Columbia Mid Cap Value Fund
February 29, 2012

Note 1. Organization

Columbia Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

The Fund is authorized to issue Class R4 shares, which are not subject to sales charges; however, this share class is closed to new investors. Class R4 shares commenced operations on March 7, 2011.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean

27

Columbia Mid Cap Value Fund, February 29, 2012

of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

28

Columbia Mid Cap Value Fund, February 29, 2012

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective April 30, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.76% to 0.62% as the Fund's net assets increase. Prior to April 30, 2011, the management fee was

29

Columbia Mid Cap Value Fund, February 29, 2012

equal to a percentage of the Fund's average daily net assets that declined from 0.65% to 0.50% as the Fund's net assets increased. The effective management fee rate for the year ended February 29, 2012 was 0.63% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective April 30, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. Prior to April 30, 2011, the administration fee was equal to the annual rate of 0.17% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. The annualized effective administration fee rate for the year ended February 29, 2012 was 0.07% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to March 28, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective March 28, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $12,999.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund's expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

30

Columbia Mid Cap Value Fund, February 29, 2012

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended February 29, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R	0.23
Class R4	0.05
Class W	0.21
Class Y	0.09
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2012, these minimum account balance fees reduced total expenses by $18,489.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also required the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75%. 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $180,474 for Class A, $33,200 for Class B, $9,366 for Class C shares for the year ended February 29, 2012.

31

Columbia Mid Cap Value Fund, February 29, 2012

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective April 30, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.19%
Class B	1.94
Class C	1.94
Class I	0.80
Class R	1.44
Class R4	1.10
Class W	1.19
Class Y	0.94
Class Z	0.94

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Reorganization (see Note 12) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund's shareholders during the first year following the Reorganization.

Prior to April 30, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.30%
Class B	2.05
Class C	2.05
Class I	0.91
Class R	1.55
Class R4	1.21
Class W	1.30
Class Y	1.05
Class Z	1.05

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended February 29, 2012, these differences are primarily due to differing treatment for Return of Capital sales basis adjustment, non-deductible merger expense, proceeds from litigation settlements, capital loss carryforwards, Trustees' deferred compensation and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$105,911
Accumulated net realized loss	929,746
Paid-in capital	(1,035,657)

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Columbia Mid Cap Value Fund, February 29, 2012

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended February 29,	2012	2011
Ordinary income	$29,434,025	$57,327,237

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,844,299
Undistributed accumulated long-term gain	—
Unrealized appreciation	695,865,015

At February 29, 2012, the cost of investments for federal income tax purposes was $4,235,597,592 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$808,827,694
Unrealized depreciation	$(112,962,679)
Net unrealized app/depreciation	$695,865,015

The following capital loss carry forward, determined at February 29, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2018	$304,313,399

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Columbia Mid Cap Value Fund acquired unrealized capital gains as a result of the merger with Riversource Disciplined Small & Mid Cap Equity Fund (Note 12). Due to the acquisition of unrealized capital gains the yearly utilization of the Fund's capital loss carryforward may be limited by the Internal Revenue Code.

For the year ended February 29, 2012, $332,777,382 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,711,522,372 and $2,647,848,434, respectively, for the year ended February 29, 2012. Transactions to realign the Fund's portfolio following the merger as described in Note 12 are excluded for purposes of calculating the Fund's portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $107,716,147 and $116,980,620, respectively.

Note 6. Regulatory Settlements

During the year ended February 29, 2012, the Fund received payments of $236,136 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Proceeds

33

Columbia Mid Cap Value Fund, February 29, 2012

from regulatory settlements" in the Statement of Changes in Net Assets.

During the year ended February 28, 2011, the Fund received payments of $17,400 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective March 28, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At February 29, 2012, securities valued at $862,324,180 were on loan, secured by cash collateral of $887,504,518 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 29, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to March 28, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 8. Custody Credits

Prior to March 28, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period March 1, 2011 through March 27, 2011, there were no custody credits.

Note 9. Affiliated Money Market Fund

Effective March 28, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

34

Columbia Mid Cap Value Fund, February 29, 2012

Note 10. Shareholder Concentration

At February 29, 2012, two unaffiliated shareholder accounts owned an aggregate of 32.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts of these accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on March 28, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period March 28, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $280 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended February 29, 2012.

Note 12. Fund Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource Disciplined Small & Mid Cap Equity Fund, a series of RiverSource Dimensions Series, Inc. The reorganization was completed after shareholders of RiverSource Disciplined Small & Mid Cap Equity Fund approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $4,928,664,500 and the combined net assets immediately after the acquisition were $5,047,066,356.

The merger was accomplished by a tax-free exchange of 15,504,454 shares of RiverSouce Disciplined Small & Mid Cap Equity Fund valued at $118,401,856 (including $19,533,720 of unrealized appreciation).

In exchange for RiverSource Disciplined Small & Mid Cap Equity Fund shares, Columbia Mid Cap Value Fund issued the following number of shares:

Shares
Class A	764,899
Class B	52,469
Class C	21,768
Class I	262,588
Class R4	681
Class W	7,276,910

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource Disciplined Small & Mid Cap Equity Fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the

35

Columbia Mid Cap Value Fund, February 29, 2012

period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Disciplined Small & Mid Cap Equity that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on March 1, 2011, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended September 29, 2012 would have been approximately $37.0 million, $343.4 million, $(529.2) million and $(148.8) million, respectively.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the

36

Columbia Mid Cap Value Fund, February 29, 2012

SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

37

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Mid Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid Cap Value Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2012

38

Federal Income Tax Information (Unaudited) – Columbia Mid Cap Value Fund

For non-corporate shareholders, 100% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended February 29, 2012 may represent qualified dividend income.

100% of the ordinary income distributed by the Fund for the fiscal year ended February 29, 2012, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

39

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

40

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

41

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

42

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

43

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

44

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

45

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

46

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48

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Mid Cap Value Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

49

Columbia Mid Cap Value Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1216 C (4/12)

Columbia Multi-Advisor International Equity Fund

Annual Report for the Period Ended February 29, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Manager's Report	4

Portfolio of Investments	7

Statement of Assets and Liabilities	18

Statement of Operations	20

Statement of Changes in Net Assets	21

Financial Highlights	23

Notes to Financial Statements	32

Report of Independent Registered Public Accounting Firm	46

Federal Income Tax Information	47

Fund Governance	48

Important Information About This Report	57

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Americans were dispirited in the fourth quarter of 2011 by Washington's inability to reach a plan for deficit reduction and Europe's piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news to encourage risk taking, buoying both stocks and bonds to solid gains.

U.S. economic data surprised on the upside and fears of recession abated. With the bar of expectations set low, investors responded positively to the announcement that the economy had expanded by 1.8% in the third quarter. Consumer confidence improved, even though consumers remain under pressure with no real increase in disposable income and a continued decline in household net worth. Headline inflation—which tracks a broad range of consumer expenditures, including food and energy—declined. Even manufacturing held its ground.

Against this backdrop, the U.S. equity markets logged solid returns. The S&P 500 Index gained 11.82%, moving into positive territory for the year with quarterly advances in all ten sectors. Mid- and small-cap stocks did even better. Value outperformed growth across all market capitalizations. Energy stocks led the market, as the price of oil moved above $100 a barrel in December. Industrials and materials stocks rose, buoyed by improving economic data. The U.S. fixed-income markets logged modest but solid returns. High-yield bonds were the best performers as the economy showed signs of improvement. Emerging market bonds were strong performers, as inflation came under control in key regions. Municipal bonds and Treasuries eked out only modest gains, as investors moved away from quality in favor of riskier assets.

While fourth quarter gains were encouraging, challenges still remain. Columbia Management, however, remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $326 billion under management as of December 31, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The strong line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of December 31, 2011, Columbia Management offers 52 funds rated either 4 or 5 stars by Morningstar.*

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

*All ratings are based on Class Z shares as of 12/31/2011. Out of 119 Class Z share Columbia funds rated by Morningstar, 7 funds received a 5-star Overall Rating and 45 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges/loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. ©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Multi-Advisor International Equity Fund

Summary

■  For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –6.26% without sales charge.

■  The fund outperformed its benchmark, the MSCI EAFE Index (Net)1, which returned –7.45%.

■  In a difficult year for international investing, the fund held up better than its benchmark by taking advantage of a robust rally in emerging and Asia/Pacific markets in the closing months of the period. Emerging markets are not included in the index.

Portfolio Management

Columbia Management Investment Advisers, LLC (Columbia) is the investment manager of the fund. Columbia retains Threadneedle International Limited (Threadneedle) and Marsico Capital Management LLC (Marsico) to serve as investment subadvisers to the fund. As investment subadvisers, Threadneedle and Marsico make investment decisions and manage a portion of the fund's assets independently of each other and the adviser. Threadneedle manages approximately one-half of the fund's assets. Dan Ison has managed Threadneedle's portion of the fund since April 2011. Marsico manages approximately one quarter of the fund. James G. Gendelman has managed or co-managed Marsico's portion of the fund since 2000. Munish Malhotra has co-managed Marsico's portion of the fund since 2010. Columbia manages approximately one quarter of the fund. Fred Copper has co-managed Columbia's portion of the fund since July 2009. Colin Moore has co-managed Columbia's portion of the fund since July 2009.

1The MSCI Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in 22 developed-market countries, excluding the U.S. and Canada.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/12

–6.26%

Class A shares (without sales charge)

–7.45%

MSCI EAFE Index (Net)

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance Information – Columbia Multi-Advisor International Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/02 – 02/29/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Advisor International Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/02 – 02/29/12 ($)

Sales charge	without	with
Class A	16,623	15,662
Class B	15,288	15,288
Class C	15,532	15,532
Class I*	16,950	n/a
Class R*	16,063	n/a
Class R4*	16,713	n/a
Class W*	16,526	n/a
Class Y*	16,922	n/a
Class Z	16,893	n/a

Average annual total return as of 02/29/12 (%)

Share class	A		B		C		I*	R*	R4*	W*	Y*	Z
Inception	06/03/92		06/07/93		06/17/92		09/27/10	01/23/06	03/07/11	09/27/10	03/07/11	12/02/91
Sales charge	without	with	without	with	without	with	without	without	without	without	without	without
1-year	–6.26	–11.65	–6.97	–11.62	–6.96	–7.89	–5.78	–6.51	–6.10	–6.26	–5.86	–6.02
5-year	–3.36	–4.49	–4.08	–4.40	–4.07	–4.07	–3.04	–3.60	–3.20	–3.31	–3.07	–3.10
10-year	5.21	4.59	4.34	4.34	4.50	4.50	5.42	4.85	5.27	5.15	5.40	5.38

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would have been lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I shares, Class R4 shares, Class Y shares and Class Z shares are sold at net asset value with no distribution and service (12b-1) fees. Class R shares are sold at net asset value with a distribution (12b-1) fee. Class W shares are sold at net asset value with a service (Rule 12b-1) fee. Class I shares, Class R shares, Class R4 shares, Class W shares, Class Y shares and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Understanding Your Expenses – Columbia Multi-Advisor International Equity Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Portfolio during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Portfolio's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2011 – February 29, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,061.80	1,018.00	7.07	6.92	1.38
Class B	1,000.00	1,000.00	1,058.20	1,014.27	10.90	10.67	2.13
Class C	1,000.00	1,000.00	1,057.90	1,014.07	11.10	10.87	2.17
Class I	1,000.00	1,000.00	1,064.50	1,020.54	4.47	4.37	0.87
Class R	1,000.00	1,000.00	1,060.10	1,016.81	8.30	8.12	1.62
Class R4	1,000.00	1,000.00	1,062.80	1,018.85	6.21	6.07	1.21
Class W	1,000.00	1,000.00	1,061.80	1,017.95	7.13	6.97	1.39
Class Y	1,000.00	1,000.00	1,064.50	1,020.29	4.72	4.62	0.92
Class Z	1,000.00	1,000.00	1,062.70	1,019.39	5.64	5.52	1.10

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or any of its affiliates not waived/reimbursed a portion of fees and expenses, account value at the end of the period would have been reduced.

Portfolio Manager's Report – Columbia Multi-Advisor International Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/12 ($)

Class A	11.68
Class B	10.55
Class C	10.42
Class I	11.89
Class R	11.64
Class R4	11.85
Class W	11.68
Class Y	11.89
Class Z	11.86

Top 10 holdings1

(at February 29, 2012) (%)

Nestlé SA, Registered Shares (Switzerland)	2.6
BG Group PLC (United Kingdom)	2.0
Anheuser-Busch InBev NV (Belgium)	1.8
Standard Chartered PLC (United Kingdom)	1.7
Samsung Electronics Co., Ltd. (South Korea)	1.6
Novo Nordisk A/S, Class B (Denmark)	1.5
Bayerische Motoren Werke AG (Germany)	1.3
GlaxoSmithKline PLC (United Kingdom)	1.2
Diageo PLC (United Kingdom)	1.1
Fresenius Medical Care AG & Co., KGaA (Germany)	1.1

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and affiliated money market fund).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any securities.

For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –6.26% without sales charge. The fund's benchmark, the MSCI EAFE Index (Net), returned –7.45%. Amid great volatility in the capital markets, the fund held up better than its EAFE benchmark as increased exposure to emerging market and Asia-Pacific opportunities proved successful when markets rallied late in the period. Emerging markets, and many of the Asia-Pacific stocks in the portfolios, are not included in the index.

Europe's debt crisis weighed on foreign stock markets

Stock markets that are highly exposed to the European sovereign debt crisis endured turmoil during the 12-month period. Tensions over European government debt eased somewhat in the final months of the period, following interventions by the European Central Bank, and overseas markets recovered somewhat, led by a robust surge in emerging markets. Despite this late recovery, many international equity benchmarks still produced negative returns for the 12 months.

Fund gained tactical flexibility with revised strategy

Less than three months into the period, the investment team implemented a revised strategy. The fund was divided into four thematic sub-portfolios, three of which centered on a geographic region—Europe, emerging markets and Asia-Pacific—and a fourth on international multi-cap stocks. Threadneedle manages the European portfolio. Columbia manages the emerging markets and Asia-Pacific portfolios. Marsico manages the international multi-cap portfolio, which has exposure to securities from all regions and companies of all sizes. The revised strategy also includes an active currency component managed by Columbia, which gives the fund the potential to invest in currency contracts to take advantage of changes in relative currency values. This increased flexibility to reposition investments tactically, especially in emerging and Asia-Pacific markets, helped the fund minimize losses as those markets rallied late in the period. The fund's currency exposure also helped support results.

Individual stocks also made a positive contribution to return, led by Samsung Electronics of South Korea in the information technology sector and Anheuser Busch/Inbev, the Belgium-based brewer (1.6% and 1.8% of net assets, respectively). Some of the fund's more defensive holdings, notably food products company Nestle and pharmaceutical companies Novartis and Roche (2.5%, 0.4% and 0.5% of net assets, respectively), held back results. All three are Switzerland-based global companies.

European Portfolio

In the Threadneedle-managed portion of the fund, investments in German automobile companies BMW and Volkswagen (1.3% and 0.6% of net assets, respectively) benefitted the fund's performance in Europe, which also was helped by exposure to the French aerospace industry. The de-emphasis of European commercial banks,

Portfolio Manager's Report (continued) – Columbia Multi-Advisor International Equity Fund

especially in Spain, was an effort to mitigate the effects of the European sovereign debt crisis. However, an overweight in Norway, notably in commercial banks, proved to be detrimental to results.

International Multi-Cap Portfolio

In the Marsico-managed portion of the fund, stock selection in industrials and technology companies aided performance. However, an overweight in technology partially offset the benefit of these gains as the sector was an underperformer for the period.

Stock selection in consumer discretionary and energy hurt performance. However, an underweight in financials, utilities and materials sectors aided results, as all three underperformed. Underweights in consumer staples and health care detracted from results, as both sectors were strong performers. Currency fluctuations were an additional source of underperformance for the portfolio during the period, primarily the result of an appreciating yen, which hurt Japanese yen-denominated holdings that were partially hedged into U.S. dollars.

Asia-Pacific Portfolio

An overweight in Thailand supported results in the Asia-Pacific portfolio, managed by Columbia. A position in Total Access, a Thai wireless telecommunications provider (0.05% of net assets) delivered solid gains. Selections in South Korea also helped, notably in Samsung Electronics and in the chemical industry. However, a decision to underweight Japanese heavy equipment manufacturer Komatsu detracted from the fund's performance relative to the benchmark.

Emerging Markets Portfolio

Emphasis on Brazil, combined with a decision to de-emphasize Brazilian oil and natural gas giant Petrobras, had a positive impact in the emerging markets portfolio, managed by Columbia. An overweight in Thailand also helped, especially in financials selections. Stock-picking in the Russian metals and mining industry contributed to holding back results.

Currency component

The fund uses long and short positions in an attempt to take advantage of potential return opportunities in the highly liquid market for currencies of larger developed countries. During the period, currency made a positive contribution to return.

Looking ahead to a year of transition

We anticipate that 2012 will be a year of change. Global growth is not likely to benefit from government austerity programs in the United States and Europe or by the efforts by both financial corporations and individual households to reduce their indebtedness. On the positive side, we believe many corporations have shown signs of improved profitability and appear to be in improving financial condition. Analyzing the risks and

Country breakdown1

(at February 29, 2012) (%)

Argentina	0.5
Australia	2.8
Belgium	1.8
Brazil	2.4
Canada	0.9
Chile	0.2
China	5.8
Denmark	1.7
Finland	0.6
France	5.9
Germany	9.6
Hong Kong	2.0
India	1.4
Indonesia	1.1
Ireland	0.6
Israel	0.2
Italy	0.5
Japan	10.8
Malaysia	0.4
Malta	0.0	*
Mexico	0.4
Netherlands	3.7
Norway	0.4
Panama	0.0	*
Philippine Islands	0.6
Poland	0.1
Portugal	0.5
Russian Federation	0.7
Singapore	0.5
South Africa	0.5
South Korea	4.0
Spain	2.0
Sweden	2.9
Switzerland	7.0
Taiwan	2.9
Thailand	1.4
Turkey	0.1
United Kingdom	20.1
United States	2.1
Other[2]	0.9

*Rounds to less than 0.1%.

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

2Includes investments in affiliated money market fund.

Portfolio Manager's Report (continued) – Columbia Multi-Advisor International Equity Fund

rewards, we believe there are likely to be more opportunities in Asia and in the emerging markets than in Europe, but it is difficult to be overly optimistic about the global outlook.

Sources for all statistical data—Columbia Management Investment Advisers, LLC.

Source for all stock-specific commentary—Threadneedle International Limited, Marsico Capital Management, LLC and Columbia Management Investment Advisers, LLC.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments, including investment values that may fall, sometimes rapidly or unpredictably, or fail to rise.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio of Investments – Columbia Multi-Advisor International Equity Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 96.2%
ARGENTINA 0.5%
Arcos Dorados Holdings, Inc., Class A	165,981	$3,488,921
MercadoLibre, Inc.	56,455	5,493,636
YPF SA, ADR	21,727	569,899
Total		9,552,456
AUSTRALIA 2.8%
Australia & New Zealand Banking Group Ltd.	268,657	6,284,638
BHP Billiton Ltd.(a)	233,271	9,031,194
BHP Billiton Ltd., ADR	9,636	740,237
Challenger Ltd.(a)	883,204	3,894,321
Commonwealth Bank of Australia(a)	67,978	3,589,965
Iluka Resources Ltd.(a)	192,085	3,406,565
Monadelphous Group Ltd.(a)	145,681	3,712,966
National Australia Bank Ltd.	231,670	5,848,262
Rio Tinto Ltd.(a)	29,791	2,140,220
Telstra Corp., Ltd.	1,805,820	6,371,376
Westpac Banking Corp.	248,876	5,552,098
Total		50,571,842
BELGIUM 1.8%
Anheuser-Busch InBev NV	474,999	31,907,839
BRAZIL 2.1%
Banco Bradesco SA, ADR	161,746	2,934,072
BR Malls Participacoes SA	557,800	7,237,026
Cia de Bebidas das Americas, ADR	52,468	2,099,245
Cia Hering	29,000	778,512
Fleury SA	44,300	624,289
Itaú Unibanco Holding SA, ADR	224,057	4,716,400
Localiza Rent a Car SA	37,300	692,893
Mills Estruturas e Servicos de Engenharia SA	77,500	1,028,971
Multiplus SA	30,500	613,463
Odontoprev SA	42,800	739,482
OGX Petroleo e Gas Participacoes SA(b)	1,000,900	9,925,944
Raia Drogasil SA	91,100	875,324
Telefonica Brasil SA, ADR	42,081	1,238,444
Vale SA	136,800	3,482,037
Total		36,986,102
CANADA 0.9%
Canadian National Railway Co.	118,631	9,133,401
IMAX Corp.(a)(b)	87,739	2,239,099
Neo Material Technologies, Inc.(b)	104,800	922,541
Pacific Rubiales Energy Corp.	142,599	4,140,552
Total		16,435,593
CHILE 0.2%
Banco Santander Chile, ADR	21,473	1,739,528
ENTEL Chile SA	50,676	1,014,766
SACI Falabella	140,036	1,394,436
Total		4,148,730
CHINA 5.8%
AAC Technologies Holdings, Inc.	273,046	697,918
AutoNavi Holdings Ltd., ADR(a)(b)	33,237	398,844
Baidu, Inc., ADR(b)	69,227	9,463,331
Bank of China Ltd., Class H	9,764,000	4,235,553
Belle International Holdings Ltd.	3,876,000	6,372,187
China Coal Energy Co., Ltd., Class H	1,123,000	1,432,772
China Communications Construction Co., Ltd., Class H	6,455,000	6,585,715

Issuer	Shares	Value
Common Stocks (continued)
CHINA (cont.)
China Construction Bank Corp., Class H	2,297,000	$1,919,922
China High Precision Automation Group Ltd.(a)(c)(d)	593,000	136,166
China Merchants Holdings International Co., Ltd.	292,000	1,006,026
China Milk Products Group Ltd.(b)(c)(d)	7,426,000	237,509
China Mobile Ltd., ADR(a)	114,508	6,070,069
China National Building Material Co., Ltd., Class H(a)	492,000	705,763
China Shenhua Energy Co., Ltd., Class H	1,036,500	4,762,397
China Unicom Hong Kong Ltd.(a)	5,386,000	9,627,139
China Vanke Co., Ltd., Class B	3,315,670	4,274,728
CITIC Securities Co. Ltd., Class H(a)(b)	591,500	1,310,174
CNOOC Ltd.	5,169,089	11,736,977
ENN Energy Holdings Ltd.	284,000	974,687
Guangdong Investment Ltd.(a)	6,982,000	4,580,630
Industrial & Commercial Bank of China, Class H	17,122,000	12,493,325
NetQin Mobile, Inc., ADR(a)(b)	64,561	473,878
New Oriental Education & Technology Group, ADR(b)	30,612	811,524
PetroChina Co., Ltd., Class H	4,374,000	6,581,215
Sany Heavy Equipment International Holdings Co., Ltd.	666,000	584,464
SINA Corp.(b)	21,523	1,464,855
Spreadtrum Communications, Inc., ADR(a)	193,349	2,683,684
Yanzhou Coal Mining Co., Ltd., Class H(a)	434,000	1,073,547
Zijin Mining Group Co., Ltd., Class H(a)	2,204,000	1,051,402
Total		103,746,401
DENMARK 1.7%
Novo Nordisk A/S, Class B	186,592	26,164,476
Novozymes A/S, Class B(a)	126,780	3,771,321
Total		29,935,797
FINLAND 0.6%
KONE OYJ, Class B(a)	171,928	10,213,767
FRANCE 5.9%
Air Liquide SA	96,173	12,496,640
BNP Paribas SA	302,539	14,766,563
Cap Gemini SA	141,447	4,677,652
Edenred	469,144	12,519,557
Eutelsat Communications SA	253,519	9,453,993
Pernod-Ricard SA	36,831	3,810,770
Publicis Groupe SA	334,868	18,320,922
Safran SA	213,272	7,147,596
Schneider Electric SA	276,871	18,816,318
Unibail-Rodamco SE	18,857	3,642,860
Total		105,652,871
GERMANY 8.0%
Adidas AG	69,880	5,491,102
Allianz SE, Registered Shares	157,352	19,083,528
BASF SE	208,002	18,262,271
Bayerische Motoren Werke AG	245,211	22,682,398
Brenntag AG	70,418	8,209,063
Deutsche Bank AG, Registered Shares	180,597	8,434,559
Fresenius Medical Care AG & Co. KGaA	273,984	19,193,211
Infineon Technologies AG(b)	377,274	3,815,555
Kabel Deutschland Holding AG(b)	221,582	13,305,276

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Multi-Advisor International Equity Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
GERMANY (cont.)
Linde AG	58,179	$9,673,479
SAP AG	232,186	15,668,136
Total		143,818,578
HONG KONG 2.0%
Cheung Kong Holdings Ltd.	403,000	5,872,188
First Pacific Co., Ltd.	3,745,969	4,192,642
Foxconn International Holdings Ltd.(b)	601,000	420,574
Hang Lung Properties Ltd.(a)	1,720,000	6,482,928
Hongkong Land Holdings Ltd.	559,000	3,079,786
Jardine Matheson Holdings Ltd.	54,400	2,768,817
Li & Fung Ltd.	1,624,000	3,703,279
Swire Pacific Ltd., Class A	356,300	4,043,261
Swire Properties Ltd.(b)	249,410	614,184
Trinity Ltd.	5,076,000	3,991,189
Total		35,168,848
INDIA 1.4%
Ashok Leyland Ltd.	2,190,873	1,262,617
Asian Paints Ltd.	16,355	1,057,698
Bank of Baroda	222,244	3,634,978
Cairn India Ltd.(b)	105,792	795,095
Cummins India Ltd.	57,445	544,487
HDFC Bank Ltd., ADR	132,465	4,550,173
ICICI Bank Ltd., ADR	116,949	4,245,249
ITC Ltd.	171,442	725,019
Larsen & Toubro Ltd.	19,425	516,969
Oil & Natural Gas Corp., Ltd.	724,941	4,329,184
Sobha Developers Ltd.	64,686	373,596
Titan Industries Ltd.	744,099	3,458,501
Total		25,493,566
INDONESIA 1.1%
PT Ace Hardware Indonesia Tbk	2,164,000	1,036,122
PT AKR Corporindo Tbk	2,569,500	1,023,099
PT Astra International Tbk	101,500	794,663
PT Bank Rakyat Indonesia Persero Tbk	4,765,500	3,632,457
PT Bank Tabungan Pensiunan Nasional Tbk(b)	1,383,000	512,347
PT Gudang Garam Tbk	177,000	1,109,857
PT Indo Tambangraya Megah Tbk	226,000	1,082,480
PT Indocement Tunggal Prakarsa Tbk	1,617,500	3,119,744
PT Media Nusantara Citra Tbk	6,682,500	1,235,499
PT Nippon Indosari Corpindo Tbk	1,342,500	533,610
PT Perusahaan Gas Negara Tbk	13,641,500	5,647,494
PT Sumber Alfaria Trijaya Tbk(b)	1,728,500	785,297
Total		20,512,669
IRELAND 0.6%
Accenture PLC, Class A	122,666	7,303,533
CRH PLC	197,791	4,241,694
Total		11,545,227
ISRAEL 0.2%
Check Point Software Technologies Ltd.(a)(b)	62,539	3,637,268
ITALY 0.5%
Saipem SpA	177,534	8,980,985
JAPAN 10.7%
Aeon Co., Ltd.(a)	110,800	1,409,694
Aeon Delight Co., Ltd.(a)	169,000	3,187,280
Aisin Seiki Co., Ltd.	126,600	4,497,705
Arnest One Corp.	385,800	4,572,816

Issuer	Shares	Value
Common Stocks (continued)
JAPAN (cont.)
Asahi Glass Co., Ltd.	304,000	$2,744,522
Autobacs Seven Co., Ltd.	95,200	4,561,007
Canon, Inc.	287,000	13,088,130
Daiichikosho Co., Ltd.	166,100	3,343,657
Exedy Corp.	79,700	2,382,292
FANUC Corp.	76,000	13,815,686
Fuji Heavy Industries Ltd.(a)	425,000	3,249,540
Fuji Machine Manufacturing Co., Ltd.(a)	186,000	3,876,396
Fuyo General Lease Co., Ltd.	123,700	4,433,944
Hitachi Ltd.	1,320,907	7,750,270
Honda Motor Co., Ltd.	325,900	12,517,100
Hoya Corp.	160,000	3,735,774
Inpex Corp.	144	1,021,757
ITOCHU Corp.	662,800	7,544,004
Japan Tobacco, Inc.	470	2,496,864
JX Holdings, Inc.	525,000	3,298,620
K's Holdings Corp.(a)	65,300	2,180,780
Kansai Paint Co., Ltd.(a)	355,000	3,363,243
Kinki Sharyo Co. Ltd.(a)	385,000	1,442,899
Lawson, Inc.(a)	38,500	2,266,073
Mandom Corp.	100,600	2,478,260
Marubeni Corp.	520,000	3,718,138
Mitsubishi UFJ Financial Group, Inc.	1,796,100	9,282,452
Mitsui & Co., Ltd.	327,800	5,650,106
Nissan Motor Co., Ltd.	585,500	6,039,710
Nitto Denko Corp.	79,700	3,303,827
NTT DoCoMo, Inc.	3,551	6,057,049
ORIX Corp.	60,310	5,812,352
Rakuten, Inc.	5,426	5,392,983
Santen Pharmaceutical Co., Ltd.	57,700	2,289,637
Shinko Plantech Co., Ltd.	439,900	3,873,508
SoftBank Corp.	104,100	3,105,401
Sumitomo Mitsui Financial Group, Inc.	233,500	7,925,145
Sumitomo Realty & Development Co., Ltd.	164,000	3,843,915
THK Co., Ltd.	114,200	2,419,511
Toshiba Machine Co., Ltd.(a)	265,000	1,393,772
Toyota Motor Corp.	158,700	6,597,088
Ubic, Inc.	4,080	934,915
Total		192,897,822
MALAYSIA 0.4%
AMMB Holdings Bhd	361,800	738,829
Genting Bhd	1,100,400	3,887,809
Hartalega Holdings Bhd	917,700	2,555,068
RHB Capital Bhd	268,100	710,059
Total		7,891,765
MALTA —%
BGP Holdings PLC(b)(c)(d)	2,232,232	3
MEXICO 0.4%
Alfa SAB de CV, Class A	95,700	1,281,470
Fomento Economico Mexicano SAB de CV, ADR(a)	16,077	1,183,267
Grupo Mexico SAB de CV, Class B	452,736	1,426,126
Wal-Mart de Mexico SAB de CV, Class V	1,176,700	3,662,641
Total		7,553,504

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Multi-Advisor International Equity Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
NETHERLANDS 3.6%
ASML Holding NV	333,934	$15,349,053
European Aeronautic Defence and Space Co. NV	288,009	10,461,969
ING Groep NV-CVA(b)	1,931,206	17,130,666
Koninklijke DSM NV	153,608	8,544,215
LyondellBasell Industries NV, Class A	105,544	4,557,390
Sensata Technologies Holding NV(b)	221,413	7,173,781
Yandex NV, Class A(b)	117,699	2,506,989
Total		65,724,063
NORWAY 0.4%
Subsea 7 SA(b)	284,989	6,847,608
PANAMA —%
Copa Holdings SA, Class A	10,847	776,320
PHILIPPINES 0.6%
Aboitiz Power Corp.	3,961,100	2,962,351
Metropolitan Bank & Trust	1,858,640	3,515,027
Puregold Price Club, Inc.(b)	4,685,700	2,339,836
SM Investments Corp.	61,910	923,114
Universal Robina Corp.	1,199,200	1,485,349
Total		11,225,677
POLAND 0.1%
Eurocash SA	103,158	1,065,160
PORTUGAL 0.5%
Galp Energia SGPS SA	499,383	8,709,140
RUSSIAN FEDERATION 0.7%
Eurasia Drilling Co., Ltd., GDR(e)	31,332	922,728
Gazprom OAO, ADR	224,509	2,974,744
Globaltrans Investment PLC, GDR(e)	68,001	1,187,978
Lukoil OAO, ADR	40,412	2,578,286
Magnit OJSC, GDR(e)	27,325	805,268
NovaTek OAO, GDR(e)	15,419	2,237,297
Novolipetsk Steel OJSC, GDR(e)	24,425	585,467
Pharmstandard OJSC, GDR(a)(b)(e)	30,585	563,987
Total		11,855,755
SINGAPORE 0.4%
Amtek Engineering Ltd.	2,101,000	1,217,189
DBS Group Holdings Ltd.	166,000	1,876,905
Fraser and Neave Ltd.	367,000	1,958,183
Sakari Resources Ltd.	195,000	411,486
SembCorp Industries Ltd.	313,000	1,317,508
Wing Tai Holdings Ltd.	1,186,000	1,207,638
Total		7,988,909
SOUTH AFRICA 0.5%
AVI Ltd.	279,625	1,623,843
Barloworld Ltd.	93,234	1,105,300
Clicks Group Ltd.	141,554	820,632
Gold Fields Ltd., ADR	63,580	977,225
Life Healthcare Group Holdings Ltd.	296,763	857,232
Mr. Price Group Ltd.	99,387	1,176,744
MTN Group Ltd.	122,409	2,198,218
Sasol Ltd.	11,892	631,891
Total		9,391,085
SOUTH KOREA 4.0%
Capro Corp.	152,170	3,621,001
Cheil Industries, Inc.	12,272	1,045,616
Dongbu Insurance Co., Ltd.	65,957	2,871,730

Issuer	Shares	Value
Common Stocks (continued)
SOUTH KOREA (cont.)
Hankook Tire Co., Ltd.	16,610	$634,785
Huchems Fine Chemical Corp.	54,440	1,111,915
Hynix Semiconductor, Inc.(b)	43,760	1,174,420
Hyundai Home Shopping Network Corp.	18,892	2,445,158
Hyundai Mobis	17,111	4,356,559
Hyundai Motor Co.	45,141	8,694,875
Iljin Display Co., Ltd.	48,350	587,174
JNK Heaters Co., Ltd.	106,739	1,788,454
KP Chemical Corp.(b)	176,740	2,627,738
LG Chem Ltd.	6,965	2,474,119
LG Corp.	12,153	756,840
LG Household & Health Care Ltd.	1,937	890,599
LS Corp.	13,972	1,074,396
NCSoft Corp.	2,209	546,234
Neowiz Games Corp.(b)	25,414	895,397
Samsung Electronics Co., Ltd.	26,217	28,192,816
Seegene, Inc.(b)	7,543	466,972
SFA Engineering Corp.	18,161	989,549
Shinhan Financial Group Co., Ltd.	62,930	2,427,949
SK Innovation Co., Ltd.	7,802	1,287,521
Youngone Corp.	69,770	1,513,271
Total		72,475,088
SPAIN 2.0%
Amadeus IT Holding SA, Class A	472,084	8,994,089
Banco Bilbao Vizcaya Argentaria SA	1,444,818	12,952,856
Inditex SA	146,970	13,571,456
Total		35,518,401
SWEDEN 2.8%
Atlas Copco AB, Class A(a)	499,342	13,025,394
Elekta AB, Class B	39,603	1,855,418
Millicom International Cellular SA, SDR	82,488	9,243,872
Svenska Handelsbanken AB, Class A(a)	305,753	10,267,549
Swedish Match AB	206,788	7,897,371
Volvo AB B Shares	603,374	8,804,220
Total		51,093,824
SWITZERLAND 7.0%
Julius Baer Group Ltd.(b)	229,479	8,991,965
Nestlé SA, Registered Shares	743,331	45,436,282
Novartis AG, Registered Shares	144,052	7,848,263
Roche Holding AG, Genusschein Shares	52,322	9,108,782
SGS SA, Registered Shares(a)	3,930	7,363,049
Swatch Group AG (The)	16,012	7,260,000
Swatch Group AG (The), Registered Shares	193,472	15,375,966
UBS AG, Registered Shares(b)	581,807	8,135,137
Xstrata PLC	853,854	16,300,756
Total		125,820,200
TAIWAN 2.9%
AU Optronics Corp.	1,510,000	811,036
Catcher Technology Co., Ltd.	470,000	3,419,311
Chinatrust Financial Holding Co., Ltd.	1,137,000	768,720
CTCI Corp.	3,266,000	5,283,556
Epistar Corp.	252,000	656,440
Far EasTone Telecommunications Co., Ltd.	740,000	1,549,876
Formosa Chemicals & Fibre Corp.	363,000	1,132,446
Fubon Financial Holding Co., Ltd.	865,254	1,012,500
Giant Manufacturing Co., Ltd.	179,000	767,133

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Multi-Advisor International Equity Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
TAIWAN (cont.)
Gigabyte Technology Co., Ltd.	5,950,000	$5,069,974
Hiwin Technologies Corp.	30,000	333,906
Hon Hai Precision Industry Co., Ltd.	1,357,000	4,707,590
Huaku Development Co., Ltd.	1,686,737	4,400,015
MediaTek, Inc.	112,000	1,142,111
Simplo Technology Co., Ltd.	91,000	651,362
Taiwan Semiconductor Manufacturing Co., Ltd.	844,049	2,310,023
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,067,155	15,495,091
Tong Hsing Electronic Industries Ltd.	181,000	600,130
TSRC Corp.	348,500	885,932
United Microelectronics Corp.	1,710,000	900,265
Total		51,897,417
THAILAND 1.4%
Bangkok Bank PCL, Foreign Registered Shares(a)	1,352,800	8,067,954
CP ALL PCL, Foreign Registered Shares	492,500	1,076,332
Home Product Center PCL, Foreign Registered Shares(a)	2,284,528	926,503
Kasikornbank PCL, Foreign Registered Shares	605,000	2,920,068
LPN Development PCL, Foreign Registered Shares	6,988,312	3,382,084
LPN Development PCL - NVDR	164,400	79,851
PTT PCL, Foreign Registered Shares(a)	595,300	7,115,787
Siam Cement PCL, NVDR	122,000	1,433,941
Total Access Communication PCL, Foreign Registered Shares	282,600	645,753
Total Access Communication PCL, NVDR	73,300	167,494
Total		25,815,767
TURKEY 0.1%
Tofas Turk Otomobil Fabrikasi AS	289,023	1,226,724
Turkiye Garanti Bankasi AS	371,016	1,405,094
Total		2,631,818
UNITED KINGDOM 20.0%
Aggreko PLC	296,882	10,452,211
ARM Holdings PLC	1,277,933	11,578,298
Barclays PLC	3,136,464	12,225,012
BG Group PLC	1,460,096	35,249,504
British American Tobacco PLC	242,724	12,267,974
British Sky Broadcasting Group PLC	832,330	8,871,831
Burberry Group PLC	260,880	5,860,280
Experian PLC	1,247,769	18,768,891
Diageo PLC	843,276	20,170,472
GlaxoSmithKline PLC	995,256	21,961,104
Johnson Matthey PLC	294,571	10,816,050
Legal & General Group PLC	5,509,547	10,588,287
Persimmon PLC	1,548,156	16,637,305
Prudential PLC	817,029	9,261,157
Reed Elsevier PLC	421,544	3,691,842
Rio Tinto PLC	260,847	14,872,937
Rolls-Royce Holdings PLC(b)	331,486	4,292,719
Shire PLC	525,265	18,367,458
Smith & Nephew PLC	838,856	8,247,433
Standard Chartered PLC	1,143,101	29,415,199
Tullow Oil PLC	772,909	18,136,909
Unilever PLC	542,153	17,517,603

Issuer	Shares	Value
Common Stocks (continued)
UNITED KINGDOM (cont.)
Vodafone Group PLC	5,895,713	$15,884,167
Weir Group PLC (The)	516,218	17,295,551
Wolseley PLC	229,163	8,881,057
Total		361,311,251
UNITED STATES 1.6%
Citigroup, Inc.	167,416	5,578,301
Freeport-McMoRan Copper & Gold, Inc.	130,292	5,545,227
Las Vegas Sands Corp.(b)	76,409	4,249,104
Newmont Mining Corp.	66,607	3,956,456
Perrigo Co.	18,167	1,872,291
Wynn Resorts Ltd.(a)	57,303	6,792,698
Total		27,994,077
Total Common Stocks (Cost: $1,512,262,475)		$1,734,793,193
Preferred Stocks 1.9%
BRAZIL 0.3%
Gerdau SA	120,900	$1,257,402
Petroleo Brasileiro SA	305,300	4,352,159
Total		5,609,561
GERMANY 1.6%
Henkel AG & Co. KGaA	146,359	9,525,458
Hugo Boss AG	73,427	7,644,182
Volkswagen AG	59,799	11,181,709
Total		28,351,349
Total Preferred Stocks (Cost: $28,271,477)		$33,960,910
Exchange-Traded Funds 0.5%
iShares MSCI Emerging Markets Index Fund	87,128	$3,860,642
iShares MSCI Japan Index Fund(a)	215,453	2,152,375
iShares MSCI Pacific ex-Japan Index Fund(a)	76,938	3,406,814
Total Exchange-Traded Funds (Cost: $8,965,932)		$9,419,831
Rights —%
TAIWAN —%
Chinatrust Financial Holding Co., Ltd.(b)(c)	45,119	$5,679
Total Rights (Cost: $—)		$5,679
Money Market Funds 0.9%
Columbia Short-Term Cash Fund, 0.166%(f)(g)	16,462,496	$16,462,496
Total Money Market Funds (Cost: $16,462,496)		$16,462,496

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Multi-Advisor International Equity Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 3.6%
Asset-Backed Commercial Paper 0.1%
Rhein-Main Securitisation Ltd. 03/21/12	0.700%	$1,998,950	$1,998,950
Certificates of Deposit 0.6%
Barclays Bank PLC 04/18/12	0.600%	3,000,000	3,000,000
Credit Suisse 03/20/12	0.590%	4,000,000	4,000,000
Standard Chartered Bank PLC 04/03/12	0.570%	4,000,000	4,000,000
Total			11,000,000
Commercial Paper 0.1%
Svenska Handelsbank 03/15/12	0.501%	1,997,500	1,997,500
Repurchase Agreements 2.8%
Citigroup Global Markets, Inc.(h) dated 02/29/12, matures 03/01/12, repurchase price $4,000,014	0.130%	4,000,000	4,000,000
repurchase price $5,000,018	0.130%	5,000,000	5,000,000
Credit Suisse Securities (USA) LLC dated 02/29/12, matures 03/01/12, repurchase price $8,745,839(h)	0.160%	8,745,801	8,745,801

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Mizuho Securities USA, Inc. dated 02/29/12, matures 03/01/12, repurchase price $2,500,015(h)	0.220%	$2,500,000	$2,500,000
Natixis Financial Products, Inc. dated 02/29/12, matures 03/01/12, repurchase price $15,000,092(h)	0.220%	15,000,000	15,000,000
Pershing LLC dated 02/29/12, matures 03/01/12, repurchase price $5,000,040(h)	0.290%	5,000,000	5,000,000
Royal Bank of Canada dated 02/29/12, matures 03/01/12, repurchase price $10,000,053(h)	0.190%	10,000,000	10,000,000
Total			50,245,801
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $65,242,251)			$65,242,251
Total Investments (Cost: $1,631,204,631)			$1,859,884,360
Other Assets & Liabilities, Net			(56,355,121)
Net Assets			$1,803,529,239

Investments in Derivatives

At February 29, 2012, $264,000 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Futures Contracts Outstanding at February 29, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
E-Mini MSCI EAFE Index	44	3,433,540	March 2012	$85,621	$—

Forward Foreign Currency Exchange Contracts Open at February 29, 2012

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation	Unrealized Depreciation
Barclays Capital	April 12, 2012	30,495,000 (BRL)	17,417,752 (USD)	$—	$(165,815)
Barclays Capital	April 12, 2012	15,744,000 (CAD)	15,729,607 (USD)	—	(167,510)
Barclays Capital	April 12, 2012	79,616,000 (DKK)	13,947,581 (USD)	—	(323,198)
Barclays Capital	April 12, 2012	95,664,785,000 (IDR)	10,470,043 (USD)	—	(90,392)
Barclays Capital	April 12, 2012	875,639,000 (INR)	17,415,255 (USD)	—	(257,047)
Barclays Capital	April 12, 2012	73,086,468,000 (KRW)	64,297,060 (USD)	—	(828,684)
Barclays Capital	April 12, 2012	26,640,000 (MYR)	8,690,263 (USD)	—	(176,431)
Barclays Capital	April 12, 2012	523,505,000 (PHP)	12,160,395 (USD)	—	(45,412)
Barclays Capital	April 12, 2012	647,740,000 (THB)	20,939,419 (USD)	—	(401,533)
Barclays Capital	April 12, 2012	1,394,520,000 (TWD)	47,128,084 (USD)	—	(329,348)

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Multi-Advisor International Equity Fund

February 29, 2012

Forward Foreign Currency Exchange Contracts Open at February 29, 2012 (cont.)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation	Unrealized Depreciation
Barclays Capital	April 12, 2012	87,471,581 (USD)	82,197,000 (AUD)	$261,214	$—
Barclays Capital	April 12, 2012	26,135,260 (USD)	24,230,000 (CHF)	659,272	—
Barclays Capital	April 12, 2012	52,300,490 (USD)	40,177,000 (EUR)	1,236,524	—
Barclays Capital	April 12, 2012	5,165,697 (USD)	3,294,000 (GBP)	73,165	—
Barclays Capital	April 12, 2012	182,578,760 (USD)	14,409,606,000 (JPY)	—	(5,253,889)
Barclays Capital	April 12, 2012	8,733,190 (USD)	50,778,000 (NOK)	335,358	—
Barclays Capital	April 12, 2012	6,969,884 (USD)	47,182,000 (SEK)	148,875	—
Barclays Capital	April 12, 2012	26,160,191 (USD)	33,112,000 (SGD)	316,376	—
Barclays Capital	April 13, 2012	120,887,000 (CHF)	134,227,912 (USD)	563,977	—
HSBC Securities (USA), Inc.	April 13, 2012	167,178,000 (EUR)	223,880,598 (USD)	1,122,727	—
Citigroup Global Markets Inc.	April 13, 2012	7,242,580,000 (JPY)	89,508,497 (USD)	390,165	—
UBS Securities LLC	April 13, 2012	223,220,003 (USD)	207,577,000 (AUD)	—	(1,384,527)
Goldman, Sachs & Co.	April 13, 2012	89,446,156 (USD)	497,987,000 (NOK)	—	(468,108)
State Street Bank & Trust Company	April 13, 2012	134,011,132 (USD)	882,667,000 (SEK)	—	(778,176)
Total				$5,107,653	$(10,670,070)

Summary of Investments in Securities by Industry (Unaudited)

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at February 29, 2012:

Industry	Percentage of Net Assets		Value
Aerospace & Defense	1.2%		$21,902,284
Airlines	0.0	*	776,320
Auto Components	0.7		11,871,340
Automobiles	4.0		72,983,807
Beverages	3.3		59,171,593
Biotechnology	0.0	*	466,972
Building Products	0.2		2,744,522
Capital Markets	1.5		26,871,834
Chemicals	5.0		89,667,442
Commercial Banks	10.2		184,421,199
Commercial Services & Supplies	1.5		26,772,512
Communications Equipment	0.0	*	697,918
Computers & Peripherals	0.5		9,140,646
Construction & Engineering	0.9		16,099,206
Construction Materials	0.5		9,501,142
Distributors	0.2		3,703,279
Diversified Consumer Services	0.0	*	811,524
Diversified Financial Services	2.9		52,213,387
Diversified Telecommunication Services	1.0		17,236,959
Electrical Equipment	1.5		27,064,496
Electronic Equipment, Instruments & Components	1.1		19,151,088

Summary of Investments in Securities by Industry (cont.)

Industry	Percentage of Net Assets		Value
Energy Equipment & Services	1.1%		$20,624,829
Food & Staples Retailing	0.8		15,106,256
Food Products	3.7		66,834,195
Gas Utilities	0.4		6,622,181
Health Care Equipment & Supplies	0.7		12,657,919
Health Care Providers & Services	1.2		21,414,214
Hotels, Restaurants & Leisure	1.0		18,418,531
Household Durables	1.2		21,210,121
Household Products	0.6		10,416,056
Independent Power Producers & Energy Traders	0.2		2,962,351
Industrial Conglomerates	0.5		9,005,932
Insurance	2.3		41,804,702
Internet & Catalog Retail	0.4		7,838,141
Internet Software & Services	1.0		18,928,811
IT Services	1.2		21,910,190
Leisure Equipment & Products	0.0	*	767,133
Machinery	4.3		78,018,315
Media	3.4		60,462,119
Metals & Mining	3.6		64,773,253
Multiline Retail	0.1		1,394,436
Office Electronics	0.7		13,088,130
Oil, Gas & Consumable Fuels	7.5		134,435,163
Personal Products	0.1		2,478,260
Pharmaceuticals	4.9		88,175,997

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Multi-Advisor International Equity Fund

February 29, 2012

Summary of Investments in Securities by Industry (cont.)

Industry	Percentage of Net Assets	Value
Professional Services	1.4%	$26,131,940
Real Estate Investment Trusts (REITs)	0.2	3,642,863
Real Estate Management & Development	2.5	44,891,199
Road & Rail	0.6	11,014,271
Semiconductors & Semiconductor Equipment	4.7	83,884,930
Software	1.2	21,619,757
Specialty Retail	1.7	30,603,311
Textiles, Apparel & Luxury Goods	2.8	50,594,493
Tobacco	1.4	24,497,085

Summary of Investments in Securities by Industry (cont.)

Industry	Percentage of Net Assets	Value
Trading Companies & Distributors	2.1%	$37,159,738
Transportation Infrastructure	0.1	1,006,026
Water Utilities	0.3	4,580,630
Wireless Telecommunication Services	2.5	45,936,665
Other(1)	4.5	81,704,747
Total		$1,859,884,360

*  Rounds to less than 0.1%.

(1)  Includes affiliated money market fund.

Notes to Portfolio of Investments

(a)  At February 29, 2012, security was partially or fully on loan.

(b)  Non-income producing.

(c)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at February 29, 2012 was $379,357, representing 0.02% of net assets. Information concerning such security holdings at February 29, 2012 was as follows:

Security Description	Acquisition Dates	Cost
BGP Holdings PLC	02/04/09-05/14/09	$—
China High Precision Automation Group Ltd.	04/18/11-07/14/11	426,768
China Milk Products Group Ltd.	09/11/06-07/02/09	4,479,619
Chinatrust Financial Holding Co., Ltd.	02/01/12	—

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2012, the value of these securities amounted to $373,678, which represents 0.02% of net assets.

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2012, the value of these securities amounted to $6,302,725 or 0.35% of net assets.

(f)  The rate shown is the seven-day current annualized yield at February 29, 2012.

(g)  Investments in affiliates during the year ended February 29, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$1,340,308,493	$(1,323,845,997)	$—	$16,462,496	$59,070	$16,462,496

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Multi-Advisor International Equity Fund

February 29, 2012

Notes to Portfolio of Investments (continued)

(h)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Citigroup Global Markets, Inc. (0.130%)

Security Description	Value
Fannie Mae REMICS	$1,914,187
Fannie Mae-Aces	211,943
Freddie Mac REMICS	1,535,531
Government National Mortgage Association	418,339
Total Market Value of Collateral Securities	$4,080,000

Citigroup Global Markets, Inc. (0.130%)

Security Description	Value
Fannie Mae REMICS	$2,392,734
Fannie Mae-Aces	264,929
Freddie Mac REMICS	1,919,413
Government National Mortgage Association	522,924
Total Market Value of Collateral Securities	$5,100,000

Credit Suisse Securities (USA) LLC (0.160%)

Security Description	Value
Ginnie Mae I Pool	$6,261,143
Ginnie Mae II Pool	2,659,594
Total Market Value of Collateral Securities	$8,920,737

Mizuho Securities USA, Inc. (0.220%)

Security Description	Value
Fannie Mae Pool	$807,671
Freddie Mac Gold Pool	13,215
Freddie Mac REMICS	149,428
Ginnie Mae I Pool	1,000,665
Ginnie Mae II Pool	477,316
Government National Mortgage Association	101,705
Total Market Value of Collateral Securities	$2,550,000

Natixis Financial Products, Inc. (0.220%)

Security Description	Value
Fannie Mae Pool	$754,601
Fannie Mae REMICS	5,620,016
Freddie Mac Gold Pool	690,903
Freddie Mac REMICS	3,313,832
Government National Mortgage Association	989,174
United States Treasury Note/Bond	3,931,567
Total Market Value of Collateral Securities	$15,300,093

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Multi-Advisor International Equity Fund

February 29, 2012

Notes to Portfolio of Investments (continued)

Pershing LLC (0.290%)

Security Description	Value
Fannie Mae Pool	$816,268
Fannie Mae REMICS	688,358
Fannie Mae-Aces	6,936
Federal Farm Credit Bank	61,684
Federal Home Loan Banks	66,346
Federal Home Loan Mortgage Corp	156,390
Federal National Mortgage Association	192,890
Freddie Mac Gold Pool	331,226
Freddie Mac Non Gold Pool	92,509
Freddie Mac Reference REMIC	22
Freddie Mac REMICS	641,140
Ginnie Mae I Pool	836,677
Ginnie Mae II Pool	745,953
Government National Mortgage Association	267,669
United States Treasury Note/Bond	184,593
United States Treasury Strip Coupon	11,339
Total Market Value of Collateral Securities	$5,100,000

Royal Bank of Canada (0.190%)

Security Description	Value
Fannie Mae Pool	$7,375,600
Freddie Mac Gold Pool	1,819,540
Freddie Mac Non Gold Pool	1,004,860
Total Market Value of Collateral Securities	$10,200,000
Abbreviation Legend

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

NVDR  Non-voting Depository Receipt

SDR  Swedish Depositary Receipt

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysia Ringgits

NOK  Norwegian Krone

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thailand Baht

TWD  Taiwan Dollar

USD  US Dollar

ZAR  South African Rand

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Multi-Advisor International Equity Fund

February 29, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 29, 2012:

	Fair value at February 29, 2012
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$18,359,858	$243,472,486	$—	$261,832,344
Consumer Staples	7,820,476	160,920,003	237,509	168,977,988
Energy	17,214,681	133,493,153	—	150,707,834
Financials	31,000,749	313,418,922	3	344,419,674
Health Care	3,236,062	119,479,039	—	122,715,101
Industrials	20,700,299	236,995,262	—	257,695,561
Information Technology	48,921,109	139,364,196	136,166	188,421,471
Materials	21,607,239	141,077,195	—	162,684,434
Telecommunication Services	7,308,513	55,865,111	—	63,173,624
Utilities	—	14,165,162	—	14,165,162

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Multi-Advisor International Equity Fund

February 29, 2012

Fair Value Measurements (continued)
	Fair value at February 29, 2012
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities (cont.)
Preferred Stocks
Consumer Discretionary	$—	$18,825,892	$—	$18,825,892
Consumer Staples	—	9,525,458	—	9,525,458
Energy	4,352,158	—	—	4,352,158
Materials	1,257,402	—	—	1,257,402
Exchange-Traded Funds	9,419,831	—	—	9,419,831
Rights
Financials	—	5,679	—	5,679
Total Equity Securities	191,198,377	1,586,607,558	373,678	1,778,179,613
Other
Money Market Funds	16,462,496	—	—	16,462,496
Investments of Cash Collateral Received for Securities on Loan	—	65,242,251	—	65,242,251
Total Other	16,462,496	65,242,251	—	81,704,747
Investments in Securities	207,660,873	1,651,849,809	373,678	1,859,884,360
Derivatives(c)
Assets
Futures Contracts	85,621	—	—	85,621
Forward Foreign Currency Exchange Contracts	—	5,107,653	—	5,107,653
Liabilities
Forward Foreign Currency Exchange Contracts	—	(10,670,070)	—	(10,670,070)
Total	$207,746,494	$1,646,287,392	$373,678	$1,854,407,564

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

(c)  Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Common Stocks
Balance as of February 28, 2011	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)**	289,389
Sales	—
Purchases	663,067
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of February 29, 2012	$373,678

**  Change in unrealized appreciation (depreciation) relating to securities held at February 29, 2012 was $289,389.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, models utilized by the third party statistical pricing service, and the position of the security within the respective company's capital structure.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities – Columbia Multi-Advisor International Equity Fund

February 29, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,549,499,884)	$1,778,179,613
Affiliated issuers (identified cost $16,462,496)	16,462,496
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $14,996,450)	14,996,450
Repurchase agreements (identified cost $50,245,801)	50,245,801
Total investments (identified cost $1,631,204,631)	1,859,884,360
Foreign currency (identified cost $267,136)	267,672
Margin deposits on futures contracts	264,000
Unrealized appreciation on forward foreign currency exchange contracts	5,107,653
Receivable for:
Investments sold	82,837,500
Capital shares sold	2,176,881
Dividends	3,182,332
Interest	35,219
Reclaims	2,664,139
Expense reimbursement due from Investment Manager	590,729
Prepaid expense	24,419
Trustees' deferred compensation plan	120,467
Total assets	1,957,155,371
Liabilities
Disbursements in excess of cash	310,737
Due upon return of securities on loan	65,242,251
Unrealized depreciation on forward foreign currency exchange contracts	10,670,070
Payable for:
Investments purchased	71,245,767
Capital shares purchased	3,985,398
Variation margin on futures contracts	42,240
Foreign capital gains taxes deferred	964,814
Investment management fees	36,273
Distribution and service fees	4,832
Transfer agent fees	574,846
Administration fees	3,692
Plan administration fees	27
Chief compliance officer expenses	882
Other expenses	423,836
Trustees' deferred compensation plan	120,467
Total liabilities	153,626,132
Net assets applicable to outstanding capital stock	$1,803,529,239

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities (continued) – Columbia Multi-Advisor International Equity Fund

February 29, 2012

Represented by
Paid-in capital	$2,646,178,926
Undistributed net investment income	9,873,179
Accumulated net realized loss	(1,074,518,205)
Unrealized appreciation (depreciation) on:
Investments	228,679,729
Foreign currency translations	(242,780)
Forward foreign currency exchange contracts	(5,562,417)
Futures contracts	85,621
Foreign capital gains tax	(964,814)
Total — representing net assets applicable to outstanding capital stock	$1,803,529,239
*Value of securities on loan	$61,946,678
Net assets applicable to outstanding shares
Class A	$356,707,859
Class B	$11,838,332
Class C	$15,058,451
Class I	$78,467,005
Class R	$1,899,008
Class R4	$134,789
Class W	$232,776,725
Class Y	$12,780,492
Class Z	$1,093,866,578
Shares outstanding
Class A	30,547,131
Class B	1,122,575
Class C	1,445,567
Class I	6,600,391
Class R	163,087
Class R4	11,376
Class W	19,936,270
Class Y	1,074,523
Class Z	92,209,409
Net asset value per share
Class A(a)	$11.68
Class B	$10.55
Class C	$10.42
Class I	$11.89
Class R	$11.64
Class R4	$11.85
Class W	$11.68
Class Y	$11.89
Class Z	$11.86

(a)  The maximum offering price per share for Class A is $12.39. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Operations – Columbia Multi-Advisor International Equity Fund

Year ended February 29, 2012

Net investment income
Income:
Dividends	$56,514,462
Interest	17,166
Dividends from affiliates	59,070
Income from securities lending — net	695,592
Foreign taxes withheld	(7,104,438)
Total income	50,181,852
Expenses:
Investment management fees	13,957,643
Distribution fees
Class B	102,699
Class C	114,145
Class R	8,649
Service fees
Class B	34,109
Class C	37,436
Class W	430,843
Distribution and service fees — Class A	846,695
Transfer agent fees
Class A	829,818
Class B	33,713
Class C	37,200
Class R	4,203
Class R4	71
Class W	426,364
Class Y	37
Class Z	2,939,114
Administration fees	1,516,047
Plan administration fees
Class R4	345
Compensation of board members	35,734
Stockholders' meeting fees	15,411
Pricing and bookkeeping fees	10,528
Custodian fees	666,195
Printing and postage fees	341,035
Registration fees	95,203
Professional fees	121,578
Chief compliance officer expenses	1,104
Other	106,298
Total expenses	22,712,217
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(590,729)
Expense reductions	(46,193)
Total net expenses	22,075,295
Net investment income	28,106,557
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	25,286,830
Foreign currency translations	(1,971,349)
Forward foreign currency exchange contracts	(3,871,618)
Futures contracts	(7)
Net realized gain	19,443,856
Net change in unrealized appreciation (depreciation) on:
Investments	(256,233,193)
Foreign currency translations	(923,166)
Forward foreign currency exchange contracts	(5,562,417)
Futures contracts	85,621
Foreign capital gains tax	(784,438)
Net change in unrealized depreciation	(263,417,593)
Net realized and unrealized loss	(243,973,737)
Net decrease in net assets from operations	$(215,867,180)

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets – Columbia Multi-Advisor International Equity Fund

	Year ended February 29, 2012	Year ended February 28, 2011(a)
Operations
Net investment income	$28,106,557	$20,536,745
Net realized gain	19,443,856	119,854,478
Net change in unrealized appreciation (depreciation)	(263,417,593)	85,101,266
Net increase (decrease) in net assets resulting from operations	(215,867,180)	225,492,489
Distributions to shareholders from:
Net investment income
Class A	—	(433,393)
Class B	—	(10,544)
Class C	—	(16,975)
Class I	—	(1,236,199)
Class R	—	(4,251)
Class W	—	(47)
Class Z	—	(24,765,796)
Total distributions to shareholders	—	(26,467,205)
Increase (decrease) in net assets from share transactions	764,294,162	(350,430,216)
Proceeds from regulatory settlements (Note 6)	3,493,349	25,379
Total increase (decrease) in net assets	551,920,331	(151,379,553)
Net assets at beginning of year	1,251,608,908	1,402,988,461
Net assets at end of year	$1,803,529,239	$1,251,608,908
Undistributed (excess of distributions over) net investment income	$9,873,179	$(16,333,263)

(a)  Class I and Class W are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets (continued) – Columbia Multi-Advisor International Equity Fund

	Year ended February 29, 2012(a)		Year ended February 28, 2011(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	1,249,749	14,338,616	123,232	1,389,139
Fund merger	34,476,734	434,440,590	—	—
Distributions reinvested	—	—	17,800	208,966
Redemptions	(7,159,583)	(80,561,789)	(430,140)	(4,834,791)
Net increase (decrease)	28,566,900	368,217,417	(289,108)	(3,236,686)
Class B shares
Subscriptions	17,098	179,680	1,231	13,349
Fund merger	1,930,534	22,137,479	—	—
Distributions reinvested	—	—	400	4,281
Redemptions(c)	(894,164)	(9,505,958)	(54,571)	(549,739)
Net increase (decrease)	1,053,468	12,811,201	(52,940)	(532,109)
Class C shares
Subscriptions	114,245	1,138,984	7,336	76,021
Fund merger	1,792,925	20,291,719	—	—
Distributions reinvested	—	—	899	9,503
Redemptions	(575,170)	(5,732,863)	(74,067)	(699,511)
Net increase (decrease)	1,332,000	15,697,840	(65,832)	(613,987)
Class I shares
Subscriptions	15,900,534	196,608,468	12,969,724	156,597,095
Fund merger	19,889,124	254,159,984	—	—
Distributions reinvested	—	—	104,053	1,236,146
Redemptions	(32,917,296)	(361,648,370)	(9,345,748)	(113,450,533)
Net increase	2,872,362	89,120,082	3,728,029	44,382,708
Class R shares
Subscriptions	77,654	830,832	5,742	65,854
Fund merger	166,754	2,099,341	—	—
Distributions reinvested	—	—	269	3,150
Redemptions	(104,347)	(1,167,905)	(10,045)	(105,779)
Net increase (decrease)	140,061	1,762,268	(4,034)	(36,775)
Class R4 shares
Subscriptions	289	3,528	—	—
Fund merger	14,235	181,792	—	—
Redemptions	(3,148)	(34,474)	—	—
Net increase	11,376	150,846	—	—
Class W shares
Subscriptions	10,868,215	115,323,128	230	2,650
Fund merger	15,438,672	194,596,937	—	—
Redemptions	(6,370,835)	(70,049,348)	(12)	(153)
Net increase	19,936,052	239,870,717	218	2,497
Class Y shares
Subscriptions	199	2,602	—	—
Fund merger	1,172,264	14,983,504	—	—
Redemptions	(97,940)	(1,226,184)	—	—
Net increase	1,074,523	13,759,922	—	—
Class Z shares
Subscriptions	10,955,590	121,624,727	7,999,032	90,843,065
Fund merger	27,157,783	346,893,533	—	—
Distributions reinvested	—	—	1,165,024	13,840,489
Redemptions	(39,228,298)	(445,614,391)	(43,054,867)	(495,079,418)
Net decrease	(1,114,925)	22,903,869	(33,890,811)	(390,395,864)
Total net increase (decrease)	53,871,817	764,294,162	(30,574,478)	(350,430,216)

(a)  Class R4 and Class Y are for the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(b)  Class I and Class W are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(c)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights – Columbia Multi-Advisor International Equity Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$12.46		$10.68		$7.44		$15.77		$17.12
Income from investment operations:
Net investment income	0.14		0.14		0.13		0.26		0.28
Net realized and unrealized gain (loss)	(0.94)		1.85		3.51		(8.33)		0.76
Total from investment operations	(0.80)		1.99		3.64		(8.07)		1.04
Less distributions to shareholders from:
Net investment income	—		(0.21)		(0.43)		(0.07)		(0.28)
Net realized gains	—		—		—		(0.19)		(2.11)
Total distributions to shareholders	—		(0.21)		(0.43)		(0.26)		(2.39)
Proceeds from regulatory settlement	0.02		0.00	(a)	0.03		—		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00	(a)	0.00	(a)	0.00	(a)
Net asset value, end of period	$11.68		$12.46		$10.68		$7.44		$15.77
Total return	(6.26	%)(b)	18.80%		49.61%		(51.87%)		5.14%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.36%		1.33	%(d)	1.26	%(d)	1.27%		1.19	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.32	%(f)	1.33	%(d)(f)	1.26	%(d)(f)	1.27	%(f)	1.19	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.36%		1.33%		1.26%		1.27%		1.19%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.32	%(f)	1.33	%(f)	1.26	%(f)	1.27	%(f)	1.19	%(f)
Net investment income	1.20	%(f)	1.27	%(f)	1.26	%(f)	2.05	%(f)	1.56	%(f)
Supplemental data
Net assets, end of period (in thousands)	$356,708		$24,668		$24,243		$16,936		$41,660
Portfolio turnover	112%		92%		127%		83%		78%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Multi-Advisor International Equity Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class B
Per share data
Net asset value, beginning of period	$11.34		$9.75		$6.82		$14.47		$15.89
Income from investment operations:
Net investment income	0.06		0.07		0.06		0.17		0.15
Net realized and unrealized gain (loss)	(0.87)		1.66		3.20		(7.63)		0.70
Total from investment operations	(0.81)		1.73		3.26		(7.46)		0.85
Less distributions to shareholders from:
Net investment income	—		(0.14)		(0.36)		—		(0.16)
Net realized gains	—		—		—		(0.19)		(2.11)
Total distributions to shareholders	—		(0.14)		(0.36)		(0.19)		(2.27)
Proceeds from regulatory settlement	0.02		0.00	(a)	0.03		—		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00	(a)	0.00	(a)	0.00	(a)
Net asset value, end of period	$10.55		$11.34		$9.75		$6.82		$14.47
Total return	(6.97	%)(b)	17.88%		48.47%		(52.23%)		4.40%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.11%		2.08	%(d)	2.01	%(d)	2.02%		1.94	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	2.06	%(f)	2.08	%(d)(f)	2.01	%(d)(f)	2.02	%(f)	1.94	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.11%		2.08%		2.01%		2.02%		1.94%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	2.06	%(f)	2.08	%(f)	2.01	%(f)	2.02	%(f)	1.94	%(f)
Net investment income	0.62	%(f)	0.70	%(f)	0.60	%(f)	1.44	%(f)	0.89	%(f)
Supplemental data
Net assets, end of period (in thousands)	$11,838		$784		$1,190		$1,098		$3,545
Portfolio turnover	112%		92%		127%		83%		78%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.20%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Multi-Advisor International Equity Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class C
Per share data
Net asset value, beginning of period	$11.20		$9.63		$6.73		$14.29		$15.72
Income from investment operations:
Net investment income	0.05		0.07		0.05		0.16		0.13
Net realized and unrealized gain (loss)	(0.85)		1.64		3.18		(7.53)		0.71
Total from investment operations	(0.80)		1.71		3.23		(7.37)		0.84
Less distributions to shareholders from:
Net investment income	—		(0.14)		(0.36)		—		(0.16)
Net realized gains	—		—		—		(0.19)		(2.11)
Total distributions to shareholders	—		(0.14)		(0.36)		(0.19)		(2.27)
Proceeds from regulatory settlement	0.02		0.00	(a)	0.03		—		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00	(a)	0.00	(a)	0.00	(a)
Net asset value, end of period	$10.42		$11.20		$9.63		$6.73		$14.29
Total return	(6.96	%)(b)	17.89%		48.67%		(52.26%)		4.37%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.10%		2.08	%(d)	2.01	%(d)	2.02%		1.94	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	2.07	%(f)	2.08	%(d)(f)	2.01	%(d)(f)	2.02	%(f)	1.94	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.10%		2.08%		2.01%		2.02%		1.94%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	2.07	%(f)	2.08	%(f)	2.01	%(f)	2.02	%(f)	1.94	%(f)
Net investment income	0.48	%(f)	0.72	%(f)	0.55	%(f)	1.38	%(f)	0.79	%(f)
Supplemental data
Net assets, end of period (in thousands)	$15,058		$1,272		$1,728		$1,349		$3,863
Portfolio turnover	112%		92%		127%		83%		78%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Multi-Advisor International Equity Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28, 2011(a)
Class I
Per share data
Net asset value, beginning of period	$12.62		$11.64
Income from investment operations:
Net investment income	0.22		0.02
Net realized and unrealized gain (loss)	(0.97)		1.21
Total from investment operations	(0.75)		1.23
Less distributions to shareholders from:
Net investment income	—		(0.25)
Total distributions to shareholders	—		(0.25)
Proceeds from regulatory settlement	0.02		0.00	(b)
Net asset value, end of period	$11.89		$12.62
Total return	(5.78	%)(c)	10.69%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.84%		0.95	%(e)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	0.84%		0.95	%(e)(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.84%		0.95	%(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	0.84%		0.95	%(f)(h)
Net investment income	1.87%		0.32	%(f)(h)
Supplemental data
Net assets, end of period (in thousands)	$78,467		$47,056
Portfolio turnover	112%		92%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to less than $0.01.

(c)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Multi-Advisor International Equity Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class R
Per share data
Net asset value, beginning of period	$12.45		$10.68		$7.44		$15.76		$17.12
Income from investment operations:
Net investment income	0.11		0.13		0.09		0.21		0.06
Net realized and unrealized gain (loss)	(0.94)		1.83		3.53		(8.30)		0.93
Total from investment operations	(0.83)		1.96		3.62		(8.09)		0.99
Less distributions to shareholders from:
Net investment income	—		(0.19)		(0.41)		(0.04)		(0.24)
Net realized gains	—		—		—		(0.19)		(2.11)
Total distributions to shareholders	—		(0.19)		(0.41)		(0.23)		(2.35)
Proceeds from regulatory settlement	0.02		0.00	(a)	0.03		—		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00	(a)	0.00	(a)	0.00	(a)
Net asset value, end of period	$11.64		$12.45		$10.68		$7.44		$15.76
Total return	(6.51	%)(b)	18.47%		49.28%		(52.00%)		4.87%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.62%		1.58	%(d)	1.51	%(d)	1.52%		1.44	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.57	%(f)	1.58	%(d)(f)	1.51	%(d)(f)	1.52	%(f)	1.44	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.62%		1.58%		1.51%		1.52%		1.44%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.57	%(f)	1.58	%(f)	1.51	%(f)	1.52	%(f)	1.44	%(f)
Net investment income	0.98	%(f)	1.13	%(f)	0.86	%(f)	1.70	%(f)	0.31	%(f)
Supplemental data
Net assets, end of period (in thousands)	$1,899		$287		$289		$112		$196
Portfolio turnover	112%		92%		127%		83%		78%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Multi-Advisor International Equity Fund

	Year ended Feb. 29, 2012(a)
Class R4
Per share data
Net asset value, beginning of period	$12.54
Income from investment operations:
Net investment income	0.15
Net realized and unrealized loss	(0.86)
Total from investment operations	(0.71)
Proceeds from regulatory settlement	0.02
Net asset value, end of period	$11.85
Total return	(5.50	%)(b)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.21	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.21	%(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.21	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.21	%(d)
Net investment income	1.33	%(d)
Supplemental data
Net assets, end of period (in thousands)	$135
Portfolio turnover	112%

Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(b)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Multi-Advisor International Equity Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28, 2011(a)
Class W
Per share data
Net asset value, beginning of period	$12.46		$11.48
Income from investment operations:
Net investment income	0.12		0.02
Net realized and unrealized gain (loss)	(0.92)		1.17
Total from investment operations	(0.80)		1.19
Less distributions to shareholders from:
Net investment income	—		(0.21)
Total distributions to shareholders	—		(0.21)
Proceeds from regulatory settlement	0.02		0.00	(b)
Net asset value, end of period	$11.68		$12.46
Total return	(6.26	%)(c)	10.52%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.38%		1.30	%(e)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.33	%(h)	1.30	%(e)(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.38%		1.30	%(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.33	%(h)	1.30	%(f)(h)
Net investment income	1.06	%(h)	0.33	%(f)(h)
Supplemental data
Net assets, end of period (in thousands)	$232,777		$3
Portfolio turnover	112%		92%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to less than $0.01.

(c)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Multi-Advisor International Equity Fund

	Year ended Feb. 29, 2012(a)
Class Y
Per share data
Net asset value, beginning of period	$12.55
Income from investment operations:
Net investment income	0.18
Net realized and unrealized loss	(0.86)
Total from investment operations	(0.68)
Proceeds from regulatory settlement	0.02
Net asset value, end of period	$11.89
Total return	(5.26	%)(b)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.88	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.88	%(d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.88	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.88	%(d)
Net investment income	1.64	%(d)
Supplemental data
Net assets, end of period (in thousands)	$12,780
Portfolio turnover	112%

Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(b)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia Multi-Advisor International Equity Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class Z
Per share data
Net asset value, beginning of period	$12.62		$10.81		$7.52		$15.96		$17.29
Income from investment operations:
Net investment income	0.18		0.18		0.17		0.29		0.32
Net realized and unrealized gain (loss)	(0.96)		1.87		3.55		(8.43)		0.78
Total from investment operations	(0.78)		2.05		3.72		(8.14)		1.10
Less distributions to shareholders from:
Net investment income	—		(0.24)		(0.46)		(0.11)		(0.32)
Net realized gains	—		—		—		(0.19)		(2.11)
Total distributions to shareholders	—		(0.24)		(0.46)		(0.30)		(2.43)
Proceeds from regulatory settlement	0.02		0.00	(a)	0.03		—		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00	(a)	0.00	(a)	0.00	(a)
Net asset value, end of period	$11.86		$12.62		$10.81		$7.52		$15.96
Total return	(6.02	%)(b)	19.08%		50.09%		(51.76%)		5.42%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.11%		1.08	%(d)	1.01	%(d)	1.02%		0.94	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.08	%(f)	1.08	%(d)(f)	1.01	%(d)(f)	1.02	%(f)	0.94	%(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.11%		1.08%		1.01%		1.02%		0.94%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.08	%(f)	1.08	%(f)	1.01	%(f)	1.02	%(f)	0.94	%(f)
Net investment income	1.53	%(f)	1.58	%(f)	1.59	%(f)	2.28	%(f)	1.79	%(f)
Supplemental data
Net assets, end of period (in thousands)	$1,093,867		$1,177,541		$1,375,538		$1,155,598		$2,549,057
Portfolio turnover	112%		92%		127%		83%		78%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Notes to Financial Statements – Columbia Multi-Advisor International Equity Fund
February 29, 2012

Note 1. Organization

Columbia Multi-Advisor International Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

The Fund is authorized to issue Class R4 shares, which are not subject to sales charges; however, this share class is closed to new investors. Class R4 shares commenced operations on March 7, 2011.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements. Class Y commenced operations on March 7, 2011.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result

Columbia Multi-Advisor International Equity Fund, February 29, 2012

of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

Columbia Multi-Advisor International Equity Fund, February 29, 2012

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund entered into forward foreign currency exchange contracts to facilitate the settlement of purchases and sales of securities and to hedge the currency exposure associated with some or all of the Fund's securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Columbia Multi-Advisor International Equity Fund, February 29, 2012

Fair Values of Derivative Instruments at February 29, 2012
	Asset derivatives			Liability derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Net assets—unrealized appreciation on futures contracts	$85,621	*	Net assets—unrealized depreciation on futures contracts	$—	*
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	5,107,653		Unrealized depreciation on forward foreign currency exchange contracts	10,670,670
Total		$5,193,274			$10,670,670

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended February 29, 2012

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Equity contracts	$—	$(7)	$(7)
Foreign exchange contracts	(3,871,618)	—	$(3,871,618)
Total	$(3,871,618)	$(7)	$(3,871,625)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Equity contracts	$—	$85,621	$85,621
Foreign exchange contracts	(5,562,417)	—	$(5,562,417)
Total	$(5,562,417)	$85,621	$(5,476,796)

Volume of Derivative Instruments for the Year Ended February 29, 2012

Contracts Opened
Forward Foreign Currency Exchange Contracts	6,104
Futures Contracts	44

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Columbia Multi-Advisor International Equity Fund, February 29, 2012

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Columbia Multi-Advisor International Equity Fund, February 29, 2012

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management

The Fund is a "multi-manager" fund. Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The primary responsibility for the day-to-day portfolio management of the Fund is provided by the Fund's subadvisers (see Subadvisory Agreement below) and by Columbia, for the portion of the Fund which it manages. Effective April 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. Prior to April 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.70% to 0.51% as the Fund's net assets increased. The effective management fee rate for the year ended February 29, 2012 was 0.72% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the Investment Manager has contractually agreed to waive a portion of its management fee through June 30, 2012. In the absence of a separate contractual expense limitation arrangement, the management fee waiver for the Fund would be calculated as follows:

Fund Average Daily Net Assets*	Management Fee Waiver
Assets up to $6 billion	0.00%
Assets in excess of $6 billion and up to $10 billion	0.05
Assets in excess of $10 billion	0.10

*  For purposes of the calculation, "Assets" are aggregate assets of the Fund and other affiliated funds managed by the Investment Manager and sub-advised by Marsico Capital Management, LLC (Marsico).

For the year ended February 29, 2012, no management fees were waived for the Fund.

Subadvisory Agreement

The Investment Manager has entered into Subadvisory Agreements with Marsico Capital Management (MCM Marsico) and Threadneedle International Limited (TI or Threadneedle), each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination, subject to the oversight of the Board, of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective April 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. Prior to April 1, 2011, the administration fee was equal to the annual rate of 0.17% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. The effective administration fee rate for the year ended February 29, 2012 was 0.08% of the Fund's average daily net assets.

Columbia Multi-Advisor International Equity Fund, February 29, 2012

Pricing and Bookkeeping Fees

Prior to March 28, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective March 28, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $6,748.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund's expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

Columbia Multi-Advisor International Equity Fund, February 29, 2012

For the year ended February 29, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.24%
Class B	0.25
Class C	0.24
Class R	0.24
Class R4	0.05
Class W	0.25
Class Y	0.00	*
Class Z	0.24

*  Rounds to less than 0.01%.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2012, these minimum account balance fees reduced total expenses by $46,193.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also required the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $105,885 for Class A, $7,341 for Class B and $504 for Class C shares for the year ended February 29, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective April 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.32%
Class B	2.07
Class C	2.07
Class I	0.94
Class R	1.57
Class R4	1.24
Class W	1.32
Class Y	1.07
Class Z	1.07

Columbia Multi-Advisor International Equity Fund, February 29, 2012

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to April 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.60%
Class B	2.35
Class C	2.35
Class I	1.24
Class R	1.85
Class W	1.60
Class Z	1.35

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended February 29, 2012, these differences are primarily due to differing treatment for capital loss carryforward limitations related to ownership changes, deferral/reversal of wash sales, passive foreign investment company (PFIC) holdings, deferral/reversal of post-October losses, foreign currency transactions, proceeds from litigation settlements, and recognition of unrealized appreciation (depreciation) for certain derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$13,070,219
Accumulated net realized loss	324,505,186
Paid-in capital	(337,575,405)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended February 29, 2012	Year ended February 28, 2011
Ordinary income	$—	$26,467,205

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$12,682,832
Undistributed accumulated long-term gain	—
Accumulated realized gain/loss	—
Unrealized appreciation	178,658,267

At February 29, 2012, the cost of investments for federal income tax purposes was $1,679,831,024 and the aggregate

Columbia Multi-Advisor International Equity Fund, February 29, 2012

gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$213,706,458
Unrealized depreciation	(33,653,122)
Net unrealized appreciation	$180,053,336

The following capital loss carryforward, determined at February 29, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$432,857,320
2018	553,108,969
Total	$985,966,289

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended February 29, 2012, capital loss carryforwards of $324,204,292 were permanently lost and $80,631,157 were utilized to offset current year gains.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2012, the Fund will elect to treat post-October capital loss of $46,670,782 as arising on March 1, 2012.

Columbia Multi Advisor International Equity Fund acquired capital loss carryforwards in connection with the merger with Columbia International Stock Fund, Columbia International Growth Fund, Threadneedle International Opportunity Fund, and Riversource Disciplined International Equity Fund of $218,058,552, $131,115,041, $107,220,365, and $383,816,845 respectively (Note 12). In addition to the acquired capital loss carryforwards, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforwards may be limited by the Internal Revenue Code. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to the provisions under the Internal Revenue Code are included as being expired.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,107,841,345 and $2,523,100,926, respectively, for the year ended February 29, 2012.

Transactions to realign the Fund's portfolio following the merger as described in Note 12 are excluded for purposes of calculating the Fund's portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $1,078,374,891 and $1,144,467,702, respectively.

Note 6. Regulatory Settlements

During the year ended February 29, 2012, the Fund received $3,493,349 as a result of a settlement of administrative proceedings brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and /or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlements (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid in capital.The payments have been

Columbia Multi-Advisor International Equity Fund, February 29, 2012

included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

During the year ended February 28, 2011 the Fund received payments of $25,379 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective March 28, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At February 29, 2012, securities valued at $61,946,678 were on loan, secured by cash collateral of $65,242,251 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 29, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to March 28, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 8. Custody Credits

Prior to March 28, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period March 1, 2011 through March 27, 2011, there were no custody credits.

Note 9. Affiliated Money Market Fund

Effective March 28, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Columbia Multi-Advisor International Equity Fund, February 29, 2012

Note 10. Shareholder Concentration

At February 29, 2012, two unaffiliated shareholder accounts owned 53.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 12.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on March 28, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period March 28, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $280 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

Note 12. Fund Merger

At the close of business on April 8, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource Disciplined International Equity Fund, Threadneedle International Opportunity Fund, Columbia International Stock Fund and Columbia International Growth Fund (the acquired funds). The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine certain funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,220,172,344 and the combined net assets immediately after the acquisition were $2,509,957,223.

The merger was accomplished by a tax-free exchange of 48,647,948 shares of RiverSource Disciplined International Equity Fund valued at $370,503,572 (including $51,911,561 of unrealized appreciation), 42,719,884 shares of Threadneedle International Opportunity Fund valued at $404,664,438 (including $79,018,855 of unrealized appreciation), 30,636,953 shares of Columbia International Stock Fund valued at $379,467,637 (including $70,789,734 of unrealized appreciation), and 9,357,405 shares of Columbia International Growth Fund valued at $135,149,232 (including $32,859,049 of unrealized appreciation).

In exchange for shares of the acquired funds, the Fund issued the following number of shares:

Shares
Class A	34,476,734
Class B	1,930,534
Class C	1,792,925
Class I	19,889,124
Class R	166,754
Class R4	14,235
Class W	15,438,672
Class Y	1,172,264
Class Z	27,157,783

Columbia Multi-Advisor International Equity Fund, February 29, 2012

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource Disciplined International Equity Fund, Threadneedle International Opportunity Fund, Columbia International Stock Fund and Columbia International Growth Fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Disciplined International Equity Fund, Threadneedle International Opportunity Fund, Columbia International Stock Fund and Columbia International Growth Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on March 1, 2011 the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the six months ended August 31, 2011 would have been approximately $35.1 million, $37.2 million, $(286.6) million and $(214.3) million, respectively.

Note 13. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 14. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

On March 23, 2012, a group of unaffiliated shareholders of the Fund redeemed $239,388,854, which represented approximately 14% of the Fund's net assets as of that date.

Note 15. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the

Columbia Multi-Advisor International Equity Fund, February 29, 2012

case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgement by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Multi-Advisor International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Multi-Advisor International Equity Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 24, 2012

Federal Income Tax Information (Unaudited) – Columbia Multi-Advisor International Equity Fund

Foreign taxes paid during the fiscal year ended February 29, 2012, of $5,631,501 are being passed through to shareholders. This represents $0.04 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $54,838,458 ($0.36 per share) for the fiscal year ended February 29, 2012.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On Sept. 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); Former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate) 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company RRG; Director, Abt Associates (government contractor)

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010).	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1971)

225 Franklin Street Boston, MA 02110 Interim Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President—Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Paul B. Goucher (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Multi-Advisor International Equity Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

Columbia Multi-Advisor International Equity Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1671 C (4/12)

Columbia Small Cap Growth Fund II

Annual Report for the Period Ended February 29, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	11

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	31

Fund Governance	32

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Americans were dispirited in the fourth quarter of 2011 by Washington's inability to reach a plan for deficit reduction and Europe's piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news to encourage risk taking, buoying both stocks and bonds to solid gains.

U.S. economic data surprised on the upside and fears of recession abated. With the bar of expectations set low, investors responded positively to the announcement that the economy had expanded by 1.8% in the third quarter. Consumer confidence improved, even though consumers remain under pressure with no real increase in disposable income and a continued decline in household net worth. Headline inflation—which tracks a broad range of consumer expenditures, including food and energy—declined. Even manufacturing held its ground.

Against this backdrop, the U.S. equity markets logged solid returns. The S&P 500 Index gained 11.82%, moving into positive territory for the year with quarterly advances in all ten sectors. Mid- and small-cap stocks did even better. Value outperformed growth across all market capitalizations. Energy stocks led the market, as the price of oil moved above $100 a barrel in December. Industrials and materials stocks rose, buoyed by improving economic data. The U.S. fixed-income markets logged modest but solid returns. High-yield bonds were the best performers as the economy showed signs of improvement. Emerging market bonds were strong performers, as inflation came under control in key regions. Municipal bonds and Treasuries eked out only modest gains, as investors moved away from quality in favor of riskier assets.

While fourth quarter gains were encouraging, challenges still remain. Columbia Management, however, remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $326 billion under management as of December 31, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The strong line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of December 31, 2011, Columbia Management offers 52 funds rated either 4 or 5 stars by Morningstar.*

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

*All ratings are based on Class Z shares as of 12/31/2011. Out of 119 Class Z share Columbia funds rated by Morningstar, 7 funds received a 5-star Overall Rating and 45 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

 For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges/loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

 The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. © 2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Small Cap Growth Fund II

Summary

■  For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –0.41% without sales charge.

■  The fund lagged its benchmark, the Russell 2000 Growth Index.1

■  Stock selection, especially in the financials and technology sectors, hampered performance relative to the index.

Portfolio Management

Wayne M. Collette has co-managed the fund since 2010. From 2001 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. Collette was associated with the fund's previous investment adviser as an investment professional.

George J. Myers has co-managed the fund since 2010. From 2004 until joining the Investment Manager in May 2010, Mr. Myers was associated with the fund's previous investment adviser as an investment professional.

Lawrence W. Lin has co-managed the fund since 2010. From 2006 until joining the Investment Manager in May 2010, Mr. Lin was associated with the fund's previous investment adviser as an investment professional.

Brian D. Neigut has co-managed the fund since 2010. From 2007 until joining the Investment Manager in May 2010, Mr. Neigut was associated with the fund's previous investment adviser as an investment professional.

1The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/12

–0.41%

Class A shares (without sales charge)

+2.38%

Russell 2000 Growth Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Small Cap Growth Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/02 – 02/29/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/02 – 02/29/12 ($)

Sales charge	without	with
Class A	15,441	14,548
Class B	14,308	14,308
Class C	14,308	14,308
Class I*	15,463	n/a
Class Z	15,818	n/a

Average annual total return as of 02/29/12 (%)

Share class	A		B		C		I*	Z
Inception	12/12/95		12/12/95		09/22/97		11/16/11	12/12/95
Sales charge	without	with	without	with	without	with	without	without
1-year	–0.41	–6.12	–1.22	–6.16	–1.19	–2.18	–0.27	–0.23
5-year	1.61	0.41	0.83	0.50	0.83	0.83	1.63	1.84
10-year	4.44	3.82	3.65	3.65	3.65	3.65	4.45	4.69

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class I and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

2

Understanding Your Expenses – Columbia Small Cap Growth Fund II

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2011 – February 29, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,098.80		1,018.10	7.10		6.82	1.36
Class B	1,000.00	1,000.00	1,093.80		1,014.37	10.98		10.57	2.11
Class C	1,000.00	1,000.00	1,094.60		1,014.37	10.99		10.57	2.11
Class I	1,000.00	1,000.00	1,100.40	*	1,020.34	2.73	*	4.57	0.91
Class Z	1,000.00	1,000.00	1,099.10		1,019.34	5.79		5.57	1.11

*For the period November 16, 2011 through Februay 29, 2012. Class I shares commenced operations on November 16, 2011.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Managers' Report – Columbia Small Cap Growth Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/12 ($)

Class A	12.12
Class B	10.50
Class C	10.76
Class I	12.76
Class Z	12.75

For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –0.41% without sales charge. The Russell 2000 Growth Index returned 2.38%. Stock selection within financials had the biggest negative impact on relative performance, followed by security selection in the technology and materials sectors. The fund's sector weights remained close to those in the Russell index.

Year of extreme market volatility

The past year was a challenge for managers who focus on stock selection, as macro events rather than company-specific metrics drove market returns. Stocks got off to a strong start last spring, but were soon shaken by unrest in the Middle East as well as by the reverberations of an earthquake and tsunami disaster in Japan. Heading into the summer, Europe's sovereign debt problems began to accelerate and global economic growth slowed, pressuring returns. Congress's wrangling about the U.S. federal budget deficit and Standard & Poor's historic downgrade of the country's credit rating further unsettled the market, leading to a steep decline in the third quarter of 2011.

Economically-sensitive sectors and small-cap stocks were among the hardest hit during this period. In October, the stock market began a turnaround, buoyed by signs of improving U.S. economic growth and progress in Europe. Stocks continued to climb into the new year, as substantial new job creation, declining headline inflation and an increase in manufacturing activity encouraged investors. Large-cap stocks came out ahead of small cap for the year; and in an environment of scarce earnings growth, growth stocks outpaced value.

Biggest disappointments from financials and technology sectors

The fund lost the most ground versus the Russell index from investments in the financials sector, although no one stock stood out as a leading detractor. Stock picks in information technology and materials also hampered performance. In technology, shares of BroadSoft (position eliminated), whose software enables telecommunications and cable providers to deliver voice and multimedia services over Internet protocol-based networks, fell sharply after the company lowered its pricing to gain market share and ended up with a revenue shortfall. In the materials sector, disappointments included Stillwater Mining, a palladium and platinum miner whose shares declined as investors began anticipating higher costs and slower economic growth. We sold the stake before period end. Elsewhere, detractors included snack food maker Diamond Foods (position eliminated) in the consumer staples sector and independent oil and gas producer Magnum Hunter Resources (0.02% of net assets) within energy. Shares of Diamond Foods tumbled as questions over its accounting practices derailed a planned acquisition, while Magnum's stock suffered from an earnings miss late in the period.

4

Portfolio Managers' Report (continued) – Columbia Small Cap Growth Fund II

Gains from industrials and consumer discretionary

Stock selection in the industrials and consumer discretionary sectors helped performance relative to the Russell index. While no one industrials stock was a top contributor, several consumer discretionary stocks were noteworthy. They included Tempur-Pedic International, Pier 1 Imports and Polaris Industries (1.3%, 1.1% and 0.6% of net assets, respectively). The stock of premium bedding manufacturer Tempur-Pedic, which is not included in the benchmark, produced sharp gains, buoyed by the popularity of the company's new Cloud mattresses and a vigorous marketing campaign. Shares of specialty retailer Pier I were lifted by better-than-expected revenues and earnings. The stock of Polaris, which designs, engineers and manufactures off-road vehicles, saw steep gains, as strong earnings, a successful acquisition and a dividend increase attracted investors. Elsewhere, an investment in HMS Holdings (1.6% of net assets), a company that helps eliminate fraud and abuse in the health care system, climbed sharply after a recent acquisition gave the firm a stronghold on both Medicare and Medicaid audits.

Cautious outlook

At period end, the portfolio was positioned to benefit from a modestly expanding economic environment as well as slightly higher employment numbers. While we believe the odds of recession have been reduced, we nevertheless expect 2012 economic growth to be lower than its long-term trend. With that backdrop in mind, we plan to focus the fund on companies whose earnings growth is not dependent on the economy; businesses that are expanding their profit margins and market share and firms whose products and services can command premium pricing.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio breakdown1

as of February 29, 2012 (%)

Consumer Discretionary	16.6
Consumer Staples	2.9
Energy	9.6
Financials	7.3
Health Care	19.5
Industrials	18.5
Information Technology	21.5
Materials	0.9
Utilities	0.6
Other[2]	2.6

1Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

2Includes investments in affiliated money market fund.

Top 10 holdings1

as of February 29, 2012 (%)

Brookdale Senior Living, Inc.	1.9
Domino's Pizza, Inc.	1.8
HMS Holdings Corp.	1.6
Energy XXI Bermuda Ltd.	1.5
Aspen Technology, Inc.	1.4
ServiceSource International, Inc.	1.4
Elizabeth Arden, Inc.	1.3
Catalyst Health Solutions, Inc.	1.3
Signature Bank	1.3
Tempur-Pedic International, Inc.	1.3

1Percentages indicated are based upon total investments (excluding affiliated money market fund).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

5

Portfolio of Investments – Columbia Small Cap Growth Fund II

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 100.5%
CONSUMER DISCRETIONARY 17.1%
Auto Components 0.7%
Tenneco, Inc.(a)	55,654	$2,142,679
Diversified Consumer Services 0.7%
Bridgepoint Education, Inc.(a)	48,578	1,183,360
Grand Canyon Education, Inc.(a)	68,129	1,165,687
Total		2,349,047
Hotels, Restaurants & Leisure 2.8%
BJ's Restaurants, Inc.(a)	62,861	3,121,049
Domino's Pizza, Inc.(a)	143,627	5,523,894
Total		8,644,943
Household Durables 1.8%
Tempur-Pedic International, Inc.(a)	49,555	3,914,845
Toll Brothers, Inc.(a)	76,557	1,796,027
Total		5,710,872
Internet & Catalog Retail 0.5%
Shutterfly, Inc.(a)	56,365	1,542,147
Leisure Equipment & Products 1.1%
Arctic Cat, Inc.(a)	44,055	1,620,343
Polaris Industries, Inc.	26,357	1,741,143
Total		3,361,486
Media 2.1%
Cinemark Holdings, Inc.	121,996	2,552,156
Entercom Communications Corp.(a)	50,345	352,415
IMAX Corp.(a)	113,670	2,900,859
National CineMedia, Inc.	46,742	743,665
Total		6,549,095
Multiline Retail 0.5%
Gordmans Stores, Inc.(a)	98,278	1,490,877
Specialty Retail 5.0%
Asbury Automotive Group, Inc.(a)	83,957	2,177,005
Body Central Corp.(a)	88,439	2,462,142
DSW, Inc., Class A	29,356	1,655,678
hhgregg, Inc.(a)	92,015	1,051,731
Lumber Liquidators Holdings, Inc.(a)	66,713	1,460,348
Pier 1 Imports, Inc.(a)	198,806	3,413,499
Rent-A-Center, Inc.	49,944	1,769,017
Select Comfort Corp.(a)	54,556	1,614,312
Total		15,603,732
Textiles, Apparel & Luxury Goods 1.9%
CROCS, Inc.(a)	136,365	2,679,572
G-III Apparel Group Ltd.(a)	35,363	881,246
Gildan Activewear, Inc.	100,354	2,506,843
Total		6,067,661
TOTAL CONSUMER DISCRETIONARY		53,462,539
CONSUMER STAPLES 3.0%
Food Products 0.5%
Post Holdings, Inc.(a)	49,934	1,554,945
Personal Products 2.5%
Elizabeth Arden, Inc.(a)	111,740	4,151,141
Nu Skin Enterprises, Inc., Class A	65,711	3,795,467
Total		7,946,608
TOTAL CONSUMER STAPLES		9,501,553

Issuer	Shares	Value
Common Stocks (continued)
ENERGY 9.9%
Energy Equipment & Services 2.7%
CARBO Ceramics, Inc.	17,273	$1,583,070
Dril-Quip, Inc.(a)	21,228	1,485,748
Key Energy Services, Inc.(a)	193,589	3,302,628
Superior Energy Services, Inc.(a)	69,939	2,052,011
Total		8,423,457
Oil, Gas & Consumable Fuels 7.2%
Carrizo Oil & Gas, Inc.(a)	62,206	1,752,343
Cheniere Energy, Inc.(a)	65,700	988,128
Energy XXI Bermuda Ltd.(a)	129,448	4,845,239
Golar LNG Ltd.	47,840	2,031,765
Kodiak Oil & Gas Corp.(a)	157,058	1,521,892
McMoRan Exploration Co.(a)	117,733	1,648,262
Oasis Petroleum, Inc.(a)	80,412	2,578,813
Resolute Energy Corp.(a)	154,297	1,721,954
Rosetta Resources, Inc.(a)	38,030	1,941,051
Western Refining, Inc.	95,668	1,736,374
World Fuel Services Corp.	37,105	1,545,794
Total		22,311,615
TOTAL ENERGY		30,735,072
FINANCIALS 7.5%
Capital Markets 0.5%
Financial Engines, Inc.(a)	71,446	1,646,830
Commercial Banks 1.6%
Glacier Bancorp, Inc.	67,173	926,988
Signature Bank(a)	67,698	4,018,553
Total		4,945,541
Consumer Finance 1.5%
DFC Global Corp.(a)	175,647	3,145,838
First Cash Financial Services, Inc.(a)	37,988	1,605,373
Total		4,751,211
Real Estate Investment Trusts (REITs) 3.9%
DiamondRock Hospitality Co.	186,921	1,861,733
Home Properties, Inc.	53,112	3,060,844
Omega Healthcare Investors, Inc.	108,618	2,212,549
Sabra Health Care REIT, Inc.	110,592	1,579,254
Summit Hotel Properties, Inc.	182,252	1,678,541
Tanger Factory Outlet Centers	56,777	1,662,430
Total		12,055,351
TOTAL FINANCIALS		23,398,933
HEALTH CARE 20.1%
Biotechnology 6.1%
Alkermes PLC(a)	180,844	3,184,663
Amarin Corp. PLC, ADR(a)	261,404	2,025,881
Ardea Biosciences, Inc.(a)	71,398	1,522,205
Ariad Pharmaceuticals, Inc.(a)	142,659	2,045,730
Exact Sciences Corp.(a)	140,021	1,314,797
Idenix Pharmaceuticals, Inc.(a)	193,495	2,277,436
Ironwood Pharmaceuticals, Inc.(a)	98,460	1,318,380
Momenta Pharmaceuticals, Inc.(a)	62,333	913,802
Onyx Pharmaceuticals, Inc.(a)	63,198	2,421,747
Rigel Pharmaceuticals, Inc.(a)	184,325	1,843,250
Total		18,867,891

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Small Cap Growth Fund II

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
HEALTH CARE (cont.)
Health Care Equipment & Supplies 4.5%
Align Technology, Inc.(a)	140,734	$3,604,197
Insulet Corp.(a)	157,415	3,104,224
Masimo Corp.(a)	145,856	3,179,661
NxStage Medical, Inc.(a)	88,691	1,773,820
Volcano Corp.(a)	86,526	2,425,324
Total		14,087,226
Health Care Providers & Services 5.8%
Brookdale Senior Living, Inc.(a)	324,207	6,043,218
Catalyst Health Solutions, Inc.(a)	66,540	4,126,811
HMS Holdings Corp.(a)	157,161	5,063,727
IPC The Hospitalist Co., Inc.(a)	75,034	2,728,987
Total		17,962,743
Health Care Technology 0.8%
athenahealth, Inc.(a)	34,473	2,436,207
Omnicell, Inc.(a)	11,217	167,358
Total		2,603,565
Life Sciences Tools & Services 0.5%
ICON PLC, ADR(a)	78,130	1,654,794
Pharmaceuticals 2.4%
Impax Laboratories, Inc.(a)	137,650	3,214,127
MAP Pharmaceuticals, Inc.(a)	90,374	1,450,503
Salix Pharmaceuticals Ltd.(a)	56,388	2,781,056
Total		7,445,686
TOTAL HEALTH CARE		62,621,905
INDUSTRIALS 19.1%
Aerospace & Defense 1.9%
Hexcel Corp.(a)	152,657	3,857,643
LMI Aerospace, Inc.(a)	105,635	2,149,672
Total		6,007,315
Building Products 0.5%
USG Corp.(a)	117,092	1,668,561
Commercial Services & Supplies 1.7%
Portfolio Recovery Associates, Inc.(a)	34,869	2,431,416
Tetra Tech, Inc.(a)	115,029	2,825,112
Total		5,256,528
Construction & Engineering 0.5%
Great Lakes Dredge & Dock Corp.	221,597	1,571,123
Electrical Equipment 1.6%
Acuity Brands, Inc.	39,650	2,465,833
Regal-Beloit Corp.	36,296	2,449,980
Total		4,915,813
Machinery 4.5%
Chart Industries, Inc.(a)	27,656	1,891,394
Lindsay Corp.	51,946	3,407,138
Proto Labs, Inc.(a)	36,890	1,134,367
Tennant Co.	63,603	2,610,267
Trinity Industries, Inc.	60,196	2,092,413
Woodward, Inc.	62,528	2,736,851
Total		13,872,430

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS (cont.)
Professional Services 3.4%
Acacia Research Corp.(a)	85,618	$3,381,911
Advisory Board Co. (The)(a)	32,594	2,638,159
Corporate Executive Board Co. (The)	44,784	1,855,849
CoStar Group, Inc.(a)	45,734	2,743,125
Total		10,619,044
Road & Rail 2.9%
Avis Budget Group, Inc.(a)	158,330	2,042,457
Genesee & Wyoming, Inc., Class A(a)	49,776	2,957,690
Knight Transportation, Inc.	94,146	1,612,721
Roadrunner Transportation Systems, Inc.(a)	142,124	2,536,913
Total		9,149,781
Trading Companies & Distributors 2.1%
TAL International Group, Inc.	64,351	2,319,210
United Rentals, Inc.(a)	58,247	2,427,735
Watsco, Inc.	22,806	1,628,120
Total		6,375,065
TOTAL INDUSTRIALS		59,435,660
INFORMATION TECHNOLOGY 22.2%
Communications Equipment 1.2%
Netgear, Inc.(a)	97,065	3,646,732
Electronic Equipment, Instruments & Components 0.6%
Universal Display Corp.(a)	43,869	1,812,228
Internet Software & Services 3.5%
Ancestry.com, Inc.(a)	73,397	1,671,984
Bankrate, Inc.(a)	65,647	1,565,025
Constant Contact, Inc.(a)	82,435	2,492,834
DealerTrack Holdings, Inc.(a)	67,975	1,893,104
LogMeIn, Inc.(a)	87,119	3,211,206
Total		10,834,153
IT Services 2.7%
Jack Henry & Associates, Inc.	54,088	1,824,929
ServiceSource International, Inc.(a)	256,850	4,315,080
Wright Express Corp.(a)	40,080	2,480,150
Total		8,620,159
Semiconductors & Semiconductor Equipment 5.5%
Cavium, Inc.(a)	45,674	1,631,932
Cirrus Logic, Inc.(a)	44,479	1,048,815
Entegris, Inc.(a)	208,954	1,888,944
Kulicke & Soffa Industries, Inc.(a)	55,506	624,998
Mellanox Technologies Ltd.(a)	55,637	2,123,664
Omnivision Technologies, Inc.(a)	167,130	2,735,918
Semtech Corp.(a)	117,169	3,363,922
Volterra Semiconductor Corp.(a)	118,983	3,656,348
Total		17,074,541
Software 8.7%
ACI Worldwide, Inc.(a)	51,684	1,952,622
Aspen Technology, Inc.(a)	216,777	4,456,935
CommVault Systems, Inc.(a)	54,915	2,831,967
Kenexa Corp.(a)	57,270	1,591,533
Monitise PLC(a)	1,924,009	1,178,449
Parametric Technology Corp.(a)	83,422	2,227,367
QLIK Technologies, Inc.(a)	57,594	1,743,370
RealPage, Inc.(a)	85,184	1,689,199
Sourcefire, Inc.(a)	33,489	1,507,675

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Small Cap Growth Fund II

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY (cont.)
Software (cont.)
Synchronoss Technologies, Inc.(a)	76,863	$2,571,836
Take-Two Interactive Software, Inc.(a)	142,334	2,199,060
TIBCO Software, Inc.(a)	107,407	3,111,581
Total		27,061,594
TOTAL INFORMATION TECHNOLOGY		69,049,407
MATERIALS 1.0%
Chemicals 0.6%
Intrepid Potash, Inc.(a)	68,269	1,726,523
Metals & Mining 0.4%
Globe Specialty Metals, Inc.	93,862	1,334,718
TOTAL MATERIALS		3,061,241
UTILITIES 0.6%
Electric Utilities 0.6%
UIL Holdings Corp.	52,319	1,844,245
TOTAL UTILITIES		1,844,245
Total Common Stocks (Cost: $271,852,427)		$313,110,555

Issuer	Shares	Value
Warrants —%
ENERGY —%
Oil, Gas & Consumable Fuels —%
Magnum Hunter Resources Corp.(a)(b)	34,795	$60,780
TOTAL ENERGY		60,780
Total Warrants (Cost: $30,196)		$60,780
	Shares	Value
Money Market Funds 2.7%
Columbia Short-Term Cash Fund, 0.166%(c)(d)	8,309,425	$8,309,425
Total Money Market Funds (Cost: $8,309,425)		$8,309,425
Total Investments (Cost: $280,192,048)		$321,480,760
Other Assets & Liabilities, Net		(9,945,853)
Net Assets		$311,534,907

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at February 29, 2012 was $60,780, representing 0.02% of net assets. Information concerning such security holdings at February 29, 2012 was as follows:

Security Description	Acquisition Dates	Cost
Magnum Hunter Resources Corp.	03/07/11 – 06/29/11	$30,196

(c)  The rate shown is the seven-day current annualized yield at February 29, 2012.

(d)  Investments in affiliates during the year ended February 29, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$126,872,283	$(118,562,858)	$—	$8,309,425	$9,542	$8,309,425

Abbreviation Legend

ADR  American Depositary Receipt

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Small Cap Growth Fund II

February 29, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Small Cap Growth Fund II

February 29, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of February 29, 2012:

	Fair value at February 29, 2012
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$53,462,539	$—	$—	$53,462,539
Consumer Staples	9,501,553	—	—	9,501,553
Energy	30,735,072	—	—	30,735,072
Financials	23,398,933	—	—	23,398,933
Health Care	62,621,905	—	—	62,621,905
Industrials	59,435,660	—	—	59,435,660
Information Technology	67,870,958	1,178,449	—	69,049,407
Materials	3,061,241	—	—	3,061,241
Utilities	1,844,245	—	—	1,844,245
Warrants
Energy	—	60,780	—	60,780
Total Equity Securities	311,932,106	1,239,229	—	313,171,335
Other
Money Market Funds	8,309,425	—	—	8,309,425
Total Other	8,309,425	—	—	8,309,425
Total	$320,241,531	$1,239,229	$—	$321,480,760

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities – Columbia Small Cap Growth Fund II

February 29, 2012

Assets
Investments, at value
Unaffiliated issuers (identified cost $271,882,623)	$313,171,335
Affiliated issuers (identified cost $8,309,425)	8,309,425
Total investments (identified cost $280,192,048)	321,480,760
Cash	3
Receivable for:
Investments sold	6,717,395
Capital shares sold	119,177
Dividends	98,894
Reclaims	673
Expense reimbursement due from Investment Manager	1,391
Prepaid expense	10,256
Trustees' deferred compensation plan	8,027
Total assets	328,436,576
Liabilities
Payable for:
Investments purchased	9,010,585
Capital shares purchased	7,572,126
Investment management fees	6,190
Distribution and service fees	971
Transfer agent fees	65,028
Administration fees	1,035
Chief compliance officer expenses	187
Other expenses	237,520
Trustees' deferred compensation plan	8,027
Total liabilities	16,901,669
Net assets applicable to outstanding capital stock	$311,534,907

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Assets and Liabilities (continued) – Columbia Small Cap Growth Fund II

February 29, 2012

Represented by
Paid-in capital	$304,280,470
Excess of distributions over net investment income	(793,098)
Accumulated net realized loss	(33,241,175)
Unrealized appreciation (depreciation) on:
Investments	41,288,712
Foreign currency translations	(2)
Total — representing net assets applicable to outstanding capital stock	$311,534,907
Net assets applicable to outstanding shares
Class A	$127,493,954
Class B	$1,027,299
Class C	$2,026,686
Class I	$2,781
Class Z	$180,984,187
Shares outstanding
Class A	10,523,349
Class B	97,819
Class C	188,387
Class I	218
Class Z	14,190,264
Net asset value per share
Class A(a)	$12.12
Class B	$10.50
Class C	$10.76
Class I	$12.76
Class Z	$12.75

(a)  The maximum offering price per share for Class A is $12.86. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Operations – Columbia Small Cap Growth Fund II

Year ended February 29, 2012

Net investment income
Income:
Dividends	$1,223,835
Interest	867
Dividends from affiliates	9,542
Foreign taxes withheld	(4,720)
Total income	1,229,524
Expenses:
Investment management fees	2,342,947
Distribution fees
Class B	10,777
Class C	16,498
Service fees
Class B	3,592
Class C	5,499
Distribution and service fees — Class A	329,401
Transfer agent fees
Class A	251,664
Class B	2,709
Class C	4,145
Class Z	376,619
Administration fees	358,982
Compensation of board members	26,267
Pricing and bookkeeping fees	33,332
Custodian fees	19,435
Printing and postage fees	111,653
Registration fees	57,767
Professional fees	68,542
Chief compliance officer expenses	293
Other	18,768
Total expenses	4,038,890
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,273)
Expense reductions	(15,937)
Total net expenses	4,021,680
Net investment loss	(2,792,156)
Realized and unrealized gain (loss) – net
Net realized gain (loss) on:
Investments	42,096,239
Foreign currency translations	(9,117)
Net realized gain	42,087,122
Net change in unrealized appreciation (depreciation) on:
Investments	(42,049,512)
Foreign currency translations	(2)
Net change in unrealized depreciation	(42,049,514)
Net realized and unrealized gain	37,608
Net decrease in net assets from operations	$(2,754,548)

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Changes in Net Assets – Columbia Small Cap Growth Fund II

	Year ended February 29, 2012	Year ended February 28, 2011
Operations
Net investment loss	$(2,792,156)	$(2,989,266)
Net realized gain	42,087,122	60,578,029
Net change in unrealized appreciation (depreciation)	(42,049,514)	51,745,305
Net increase (decrease) in net assets resulting from operations	(2,754,548)	109,334,068
Decrease in net assets from share transactions	(56,617,816)	(79,890,367)
Proceeds from regulatory settlements (Note 6)	950,234	76,427
Total increase (decrease) in net assets	(58,422,130)	29,520,128
Net assets at beginning of year	369,957,037	340,436,909
Net assets at end of year	$311,534,907	$369,957,037
Excess of distributions over net investment income	$(793,098)	$—

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Changes in Net Assets (continued) – Columbia Small Cap Growth Fund II

	Year ended February 29, 2012(a)		Year ended February 28, 2011
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class A shares
Subscriptions(b)	289,854	3,448,311	501,743	5,160,391
Redemptions	(1,744,440)	(20,573,515)	(1,967,790)	(20,070,759)
Net decrease	(1,454,586)	(17,125,204)	(1,466,047)	(14,910,368)
Class B shares
Subscriptions	—	—	2,064	18,422
Redemptions(b)	(91,823)	(931,997)	(237,996)	(2,096,092)
Net decrease	(91,823)	(931,997)	(235,932)	(2,077,670)
Class C shares
Subscriptions	16,314	179,734	21,187	198,146
Redemptions	(69,145)	(731,862)	(106,855)	(954,620)
Net decrease	(52,831)	(552,128)	(85,668)	(756,474)
Class I shares
Subscriptions	992,391	11,207,102	—	—
Redemptions	(992,173)	(12,766,009)	—	—
Net increase (decrease)	218	(1,558,907)	—	—
Class Z shares
Subscriptions	2,825,452	34,934,986	1,643,660	17,140,701
Redemptions	(5,808,519)	(71,384,566)	(7,440,236)	(79,286,556)
Net decrease	(2,983,067)	(36,449,580)	(5,796,576)	(62,145,855)
Total net decrease	(4,582,089)	(56,617,816)	(7,584,223)	(79,890,367)

(a)  Class I shares are for the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(b)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights – Columbia Small Cap Growth Fund II

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009		2008(a)(b)(c)		2007(a)
Class A
Per share data
Net asset value, beginning of period	$12.17		$8.92		$5.99		$10.57		$13.79		$17.56
Income from investment operations:
Net investment loss	(0.11)		(0.10)		(0.07)		(0.07)		(0.10)		(0.12)
Net realized and unrealized gain (loss)	0.03		3.35		2.99		(4.51)		(0.41)		(0.24	)(d)
Total from investment operations	(0.08)		3.25		2.92		(4.58)		(0.51)		(0.36)
Less distributions to shareholders from:
Net realized gains	—		—		—		—		(2.69)		(3.41)
Tax return of capital	—		—		—		—		(0.02)		—
Total distributions to shareholders	—		—		—		—		(2.71)		(3.41)
Proceeds from regulatory settlement	0.03		0.00	(e)	0.01		—		—		—
Net asset value, end of period	$12.12		$12.17		$8.92		$5.99		$10.57		$13.79
Total return	(0.41	%)(f)	36.43%		48.91%		(43.33%)		(6.45%)		(0.03%)
Ratios to average net assets(g)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.35%		1.32	%(h)	1.37	%(h)	1.32	%(h)	1.24	%(h)(i)	1.26%
Net expenses after fees waived or expenses reimbursed (including interest expense)(j)	1.34	%(k)	1.32	%(h)(k)	1.36	%(h)(k)	1.27	%(h)(k)	1.20	%(h)(i)(k)	1.23	%(k)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.35%		1.32%		1.37%		1.32%		1.24	%(i)	1.26%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(j)	1.34	%(k)	1.32	%(k)	1.36	%(k)	1.27	%(k)	1.20	%(i)(k)	1.23	%(k)
Net investment loss	(0.98	%)(k)	(1.00	%)(k)	(0.90	%)(k)	(0.80	%)(k)	(0.85	%)(i)(k)	(0.81	%)(k)
Supplemental data
Net assets, end of period (in thousands)	$127,494		$145,802		$119,894		$90,647		$173,675		$207,258
Portfolio turnover	112%		147%		105%		130%		3	%(l)	—
Turnover of Columbia Small Cap Growth Master Portfolio	—		—		—		—		199%		188%

Notes to Financial Highlights

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  For the period from April 1, 2007 to February 29, 2008. In 2008, the Fund's fiscal year end was changed from March 31 to February 29.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

(e)  Rounds to less than $0.01.

(f)  During the year ended February 29, 2012, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.32%.

(g)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)  Includes interest expense which rounds to less than 0.01%.

(i)  Annualized.

(j)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights (continued) – Columbia Small Cap Growth Fund II

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009		2008(a)(b)(c)		2007(a)
Class B
Per share data
Net asset value, beginning of period	$10.63		$7.85		$5.31		$9.44		$12.49		$16.21
Income from investment operations:
Net investment loss	(0.18)		(0.15)		(0.12)		(0.13)		(0.13)		(0.21)
Net realized and unrealized gain (loss)	0.02		2.93		2.65		(4.00)		(0.40)		(0.22	)(d)
Total from investment operations	(0.16)		2.78		2.53		(4.13)		(0.53)		(0.43)
Less distributions to shareholders from:
Net realized gains	—		—		—		—		(2.50)		(3.29)
Tax return of capital	—		—		—		—		(0.02)		—
Total distributions to shareholders	—		—		—		—		(2.52)		(3.29)
Proceeds from regulatory settlement	0.03		0.00	(e)	0.01		—		—		—
Net asset value, end of period	$10.50		$10.63		$7.85		$5.31		$9.44		$12.49
Total return	(1.22	%)(f)	35.41%		47.83%		(43.75%)		(7.15%)		(0.69%)
Ratios to average net assets(g)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.10%		2.07	%(h)	2.12	%(h)	2.07	%(h)	1.99	%(h)(i)	2.01%
Net expenses after fees waived or expenses reimbursed (including interest expense)(j)	2.09	%(k)	2.07	%(h)(k)	2.11	%(h)(k)	2.02	%(h)(k)	1.95	%(h)(i)(k)	1.98	%(k)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.10%		2.07%		2.12%		2.07%		1.99	%(i)	2.01%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(j)	2.09	%(k)	2.07	%(k)	2.11	%(k)	2.02	%(k)	1.95	%(i)(k)	1.98	%(k)
Net investment loss	(1.74	%)(k)	(1.74	%)(k)	(1.66	%)(k)	(1.54	%)(k)	(1.60	%)(i)(k)	(1.58	%)(k)
Supplemental data
Net assets, end of period (in thousands)	$1,027		$2,016		$3,340		$3,362		$9,184		$13,018
Portfolio turnover	112%		147%		105%		130%		3	%(l)	—
Turnover of Columbia Small Cap Growth Master Portfolio	—		—		—		—		199%		188%

Notes to Financial Highlights

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  For the period from April 1, 2007 to February 29, 2008. In 2008, the Fund's fiscal year end was changed from March 31 to February 29.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

(e)  Rounds to less than $0.01.

(f)  During the year ended February 29, 2012, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.34%.

(g)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)  Includes interest expense which rounds to less than 0.01%.

(i)  Annualized.

(j)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Small Cap Growth Fund II

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009		2008(a)(b)(c)		2007(a)
Class C
Per share data
Net asset value, beginning of period	$10.89		$8.04		$5.44		$9.67		$12.74		$16.47
Income from investment operations:
Net investment loss	(0.19)		(0.16)		(0.12)		(0.13)		(0.17)		(0.21)
Net realized and unrealized gain (loss)	0.03		3.01		2.71		(4.10)		(0.38)		(0.23	)(d)
Total from investment operations	(0.16)		2.85		2.59		(4.23)		(0.55)		(0.44)
Less distributions to shareholders from:
Net realized gains	—		—		—		—		(2.50)		(3.29)
Tax return of capital	—		—		—		—		(0.02)		—
Total distributions to shareholders	—		—		—		—		(2.52)		(3.29)
Proceeds from regulatory settlement	0.03		0.00	(e)	0.01		—		—		—
Net asset value, end of period	$10.76		$10.89		$8.04		$5.44		$9.67		$12.74
Total return	(1.19	%)(f)	35.45%		47.79%		(43.74%)		(7.17%)		(0.74%)
Ratios to average net assets(g)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.10%		2.07	%(h)	2.12	%(h)	2.07	%(h)	1.99	%(h)(i)	2.01%
Net expenses after fees waived or expenses reimbursed (including interest expense)(j)	2.10	%(k)	2.07	%(h)(k)	2.11	%(h)(k)	2.02	%(h)(k)	1.95	%(h)(i)(k)	1.98	%(k)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.10%		2.07%		2.12%		2.07%		1.99	%(i)	2.01%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(j)	2.10	%(k)	2.07	%(k)	2.11	%(k)	2.02	%(k)	1.95	%(i)(k)	1.98	%(k)
Net investment loss	(1.73	%)(k)	(1.75	%)(k)	(1.66	%)(k)	(1.55	%)(k)	(1.60	%)(i)(k)	(1.57	%)(k)
Supplemental data
Net assets, end of period (in thousands)	$2,027		$2,627		$2,629		$2,081		$3,689		$4,998
Portfolio turnover	112%		147%		105%		130%		3	%(l)	—
Turnover of Columbia Small Cap Growth Master Portfolio	—		—		—		—		199%		188%

Notes to Financial Highlights

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  For the period from April 1, 2007 to February 29, 2008. In 2008, the Fund's fiscal year end was changed from March 31 to February 29.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

(e)  Rounds to less than $0.01.

(f)  During the year ended February 29, 2012, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.32%.

(g)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)  Includes interest expense which rounds to less than 0.01%.

(i)  Annualized.

(j)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Small Cap Growth Fund II

	Year ended Feb. 29, 2012(a)
Class I
Per share data
Net asset value, beginning of period	$11.47
Income from investment operations:
Net investment loss	(0.02)
Net realized and unrealized gain	1.28
Total from investment operations	1.26
Proceeds from regulatory settlement	0.03
Net asset value, end of period	$12.76
Total return	11.25	%(b)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.91	%(d)
Net expenses after fees waived or expenses reimbursed(e)	0.91	%(d)(f)
Net investment loss	(0.56	%)(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	112%

Notes to Financial Highlights

(a)  For the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(b)  During the year ended February 29, 2012, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.31%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Small Cap Growth Fund II

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009		2008(a)(b)(c)		2007(a)
Class Z
Per share data
Net asset value, beginning of period	$12.78		$9.34		$6.25		$11.01		$14.30		$18.06
Income from investment operations:
Net investment loss	(0.09)		(0.08)		(0.06)		(0.05)		(0.07)		(0.08)
Net realized and unrealized gain (loss)	0.02		3.52		3.14		(4.71)		(0.44)		(0.23	)(d)
Total from investment operations	(0.07)		3.44		3.08		(4.76)		(0.51)		(0.31)
Less distributions to shareholders from:
Net realized gains	—		—		—		—		(2.76)		(3.45)
Tax return of capital	—		—		—		—		(0.02)		—
Total distributions to shareholders	—		—		—		—		(2.78)		(3.45)
Proceeds from regulatory settlement	0.04		0.00	(e)	0.01		—		—		—
Net asset value, end of period	$12.75		$12.78		$9.34		$6.25		$11.01		$14.30
Total return	(0.23	%)(f)	36.83%		49.44%		(43.23%)		(6.31%)		0.33%
Ratios to average net assets(g)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.10%		1.07	%(h)	1.12	%(h)	1.07	%(h)	0.99	%(h)(i)	1.01%
Net expenses after fees waived or expenses reimbursed (including interest expense)(j)	1.09	%(k)	1.07	%(h)(k)	1.11	%(h)(k)	1.02	%(h)(k)	0.95	%(h)(i)(k)	0.98	%(k)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.10%		1.07%		1.12%		1.07%		0.99	%(i)	1.01%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(j)	1.09	%(k)	1.07	%(k)	1.11	%(k)	1.02	%(k)	0.95	%(i)(k)	0.98	%(k)
Net investment loss	(0.73	%)(k)	(0.75	%)(k)	(0.65	%)(k)	(0.54	%)(k)	(0.59	%)(i)(k)	(0.56	%)(k)
Supplemental data
Net assets, end of period (in thousands)	$180,984		$219,512		$214,574		$143,511		$279,900		$378,164
Portfolio turnover	112%		147%		105%		130%		3	%(l)	—
Turnover of Columbia Small Cap Growth Master Portfolio	—		—		—		—		199%		188%

Notes to Financial Highlights

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Small Cap Growth Master Portfolio.

(b)  For the period from April 1, 2007 to February 29, 2008. In 2008, the Fund's fiscal year end was changed from March 31 to February 29.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

(e)  Rounds to less than $0.01.

(f)  During the year ended February 29, 2012, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.32%.

(g)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(h)  Includes interest expense which rounds to less than 0.01%.

(i)  Annualized.

(j)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Notes to Financial Statements – Columbia Small Cap Growth Fund II
February 29, 2012

Note 1. Organization

Columbia Small Cap Growth Fund II (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Effective April 29, 2011, the Fund is closed to new investors and new accounts, subject to certain limited exceptions.

On December 8, 2011, an affiliated fund of funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), exchanged Class Z shares valued at $11,149,900 for Class I shares.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds. Class I shares commenced operations on November 16, 2011.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange

21

Columbia Small Cap Growth Fund II, February 29, 2012

rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Interest income is recorded on the accrual basis.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

22

Columbia Small Cap Growth Fund II, February 29, 2012

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.70% to 0.60% as the Fund's net assets increase. The effective management fee rate for the

23

Columbia Small Cap Growth Fund II, February 29, 2012

year ended February 29, 2012 was 0.70% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.12% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

Prior to June 27, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective June 27, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $2,116.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund's expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to

24

Columbia Small Cap Growth Fund II, February 29, 2012

reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended February 29, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2012, these minimum account balance fees reduced total expenses by $15,932.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $10,949 for Class A, $820 for Class B, and $6 Class C shares for the year ended February 29, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.35%
Class B	2.10
Class C	2.10
Class I	0.97
Class Z	1.10

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.
25

Columbia Small Cap Growth Fund II, February 29, 2012

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 1.10% of the Fund's average daily net assets on an annualized basis.

Prior to May 1, 2011, the Investment Manager was entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery did not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. Effective May 1, 2011, the Investment Manager has eliminated such fee recoupment provisions.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended February 29, 2012, these differences are primarily due to differing treatment for net operating losses, deferral/reversal of wash sales, passive foreign investment company (PFIC) holdings, capital loss carryforwards, deferred trustees expense, proceeds from litigation settlements, foreign currency translations and late year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,999,058
Accumulated net realized loss	(208,548)
Paid-in capital	(1,790,510)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the years ended 2012 and 2011, there were no distributions.

At February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Unrealized appreciation	40,587,895

At February 29, 2012, the cost of investments for federal income tax purposes was $280,892,865 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$48,503,069
Unrealized depreciation	(7,915,174)
Net unrealized appreciation	$40,587,895

The following capital loss carryforward, determined at February 29, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2018	$32,560,524

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.

26

Columbia Small Cap Growth Fund II, February 29, 2012

As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended February 29, 2012, $41,857,085 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2012, the Fund will elect to treat late year losses of $713,352 as arising on March 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $372,989,171 and $426,922,637, respectively, for the year ended February 29, 2012.

Note 6. Regulatory Settlements

During the year ended February 29, 2012, the Fund received payments of $950,234 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

During the year ended February 28, 2011, the Fund received payments of $76,427 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective June 27, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. For the year ended February 29, 2012, the Fund did not participate in securities lending activity.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

27

Columbia Small Cap Growth Fund II, February 29, 2012

Prior to June 27, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 8. Custody Credits

Prior to June 27, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period March 1, 2011 through June 26, 2011, these credits reduced total expenses by $5.

Note 9. Affiliated Money Market Fund

Effective June 27, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At February 29, 2012, one unaffiliated shareholder account owned 42.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on June 27, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period June 27, 2011 through December 12, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period May 16, 2011 through June 26, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $150 million committed, unsecured revolving credit facility provided by State Street. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended February 29, 2012.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were

28

Columbia Small Cap Growth Fund II, February 29, 2012

issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates.

29

Columbia Small Cap Growth Fund II, February 29, 2012

Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Small Cap Growth Fund II

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Growth Fund II (the "Fund") (a series of Columbia Funds Series Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2012

31

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

32

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

33

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

34

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

35

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

36

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

37

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

38

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40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Small Cap Growth Fund II.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

41

Columbia Small Cap Growth Fund II

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1251 C (4/12)

Columbia Overseas Value Fund

Annual Report for the Period Ended February 29, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Fund Expense Example	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	11

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	30

Federal Income Tax Information	31

Fund Governance	32

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Americans were dispirited in the fourth quarter of 2011 by Washington's inability to reach a plan for deficit reduction and Europe's piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news to encourage risk taking, buoying both stocks and bonds to solid gains.

U.S. economic data surprised on the upside and fears of recession abated. With the bar of expectations set low, investors responded positively to the announcement that the economy had expanded by 1.8% in the third quarter. Consumer confidence improved, even though consumers remain under pressure with no real increase in disposable income and a continued decline in household net worth. Headline inflation—which tracks a broad range of consumer expenditures, including food and energy—declined. Even manufacturing held its ground.

Against this backdrop, the U.S. equity markets logged solid returns. The S&P 500 Index gained 11.82%, moving into positive territory for the year with quarterly advances in all ten sectors. Mid- and small-cap stocks did even better. Value outperformed growth across all market capitalizations. Energy stocks led the market, as the price of oil moved above $100 a barrel in December. Industrials and materials stocks rose, buoyed by improving economic data. The U.S. fixed-income markets logged modest but solid returns. High-yield bonds were the best performers as the economy showed signs of improvement. Emerging market bonds were strong performers, as inflation came under control in key regions. Municipal bonds and Treasuries eked out only modest gains, as investors moved away from quality in favor of riskier assets.

While fourth quarter gains were encouraging, challenges still remain. Columbia Management, however, remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $326 billion under management as of December 31, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The strong line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of December 31, 2011, Columbia Management offers 52 funds rated either 4 or 5 stars by Morningstar.*

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

*All ratings are based on Class Z shares as of 12/31/2011. Out of 119 Class Z share Columbia funds rated by Morningstar, 7 funds received a 5-star Overall Rating and 45 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges/loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. ©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Overseas Value Fund

Summary

■  For the 12-month period that ended February 29, 2012, the fund's Class Z shares returned –6.17%.

■  The fund held up better than its benchmark, the MSCI EAFE Value Index (Net)1, which returned –9.85%.

■  Good stock selection helped minimize the fund's losses as the European sovereign debt crisis created a difficult environment for foreign stock investing.

Portfolio Management

Colin Moore has managed the fund since November 2011. From 2002 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. Moore was associated with the fund's previous investment adviser as an investment professional.

Fred Copper has managed the fund since 2008. From September 2005 until joining the Investment Manager in May 2010, Mr. Copper was associated with the fund's previous investment adviser as an investment professional.

1The MSCI Europe, Australasia, Far East (EAFE) Value Index (Net) is a subset of the MSCI EAFE Index, and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index, and consists of those securities classified by Morgan Stanley Capital International, Inc. (MSCI) as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/12

–6.17%

Class Z shares (without sales charge)

–9.85%

MSCI EAFE Value Index (Net)

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Overseas Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/31/08 – 02/29/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class Z shares of Columbia Overseas Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/31/08 – 02/29/12 ($)

Sales charge:	without	with
Class I*	8,327	n/a
Class W*	8,280	n/a
Class Z	8,322	n/a

Average annual total return as of 02/29/12 (%)

Share class	I*	W*	Z
Inception	03/31/11	03/31/11	03/31/08
Sales charge	without	without	without
1-year	–6.10	–6.36	–6.17
Life	–4.57	–4.71	–4.58

The Fund commenced operations on March 31, 2008. The returns shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the return shown would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class W shares are sold at net asset value with service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Class I and Class W shares were initially offered on March 31, 2011.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*The returns shown for periods prior to the share class inception date (including returns since inception) include the returns of the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

2

Fund Expense Example – Columbia Overseas Value Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

09/01/11 – 02/29/12

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class I	1,000.00	1,000.00	1,047.70	*	1,021.18	4.09	*	3.72	0.74
Class W	1,000.00	1,000.00	1,046.30	*	1,020.14	5.25	*	4.77	0.95
Class Z	1,000.00	1,000.00	1,047.00		1,021.13	3.82		3.77	0.75

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or any of its affiliates not waived/reimbursed a portion of fees and expenses, account value at the end of the period would have been reduced.

*For the period March 31, 2011 through February 29, 2012. Class I and Class W shares commenced operations on March 31, 2011.

3

Portfolio Managers' Report – Columbia Overseas Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/12 ($)

Class I	7.22
Class W	7.22
Class Z	7.23

Distributions declared per share

03/01/11 – 02/29/12 ($)

Class I	0.25
Class W	0.23
Class Z	0.24

For the 12-month period that ended February 29, 2012, the fund's Class Z shares returned –6.17%. The fund's benchmark, the MSCI EAFE Value Index (Net), returned –9.85%. In a period during which foreign stocks produced generally weak results, stock selection helped minimize the fund's losses. An underweight in financial and utility stocks also aided returns.

Europe's debt crisis weighed on foreign stock markets

Stock markets that are highly exposed to the European sovereign debt crisis endured turmoil during the 12-month period. Tensions over European government debt eased somewhat in the final months of the period, following interventions by the European Central Bank, and overseas markets recovered somewhat, led by a robust surge in emerging markets. Despite this late recovery, most international equity benchmarks still produced negative returns for the 12 months.

Sector allocations, stock selection drove results

As debt problems in Europe proved to be the single most powerful drag on the markets, a decision to underweight financials stocks, especially European banks, supported relative results. The fund's modest exposure to utilities also helped as the group was plagued by worries about nuclear safety following the meltdown of the plant owned by Tokyo Electric Power (TEPCO). The fund held no investment in TEPCO. By country, an out-of-benchmark investment in U.S.-based stocks was positive for returns. We held U.S. stocks because we believed it had dealt more successfully with banking industry problems than had European nations. In addition, relative performance was aided by underweights relative to the benchmark in the United Kingdom and Japan and lack of exposure to Greece.

Certain individual securities made positive contributions to return. South Korean consumer apparel manufacturer Youngone Corp. was well positioned to benefit when wage inflation in China encouraged clothing companies to look elsewhere. Youngone Corp., which maintained its manufacturing base in low-cost Bangladesh, benefited from this movement. While we sold the position in Youngone Corp. to take profits, we retained an interest by establishing a stake in Youngone Holdings (1.0% of net assets), which is an investor in Youngone Corp., and whose stock price looked more attractive. Hyundai Home Shopping (1.1% of net assets), a Korean television shopping network whose upscale products attract customers in Korea's expanding middle class, also delivered a solid return. Hyundai Home Shopping's buying relationship with former parent firm Hyundai Department Stores gave the network a competitive advantage in bargaining with suppliers. Electromagnetic GeoServices (0.8% of net assets), a Norwegian energy service firm involved in deepwater oil and gas exploration, was another solid performer. The company is the world's leading supplier of a sophisticated technology that produces three-dimensional maps of underwater oil and gas deposits, increasing the efficiency and effectiveness of underwater energy exploration activities.

4

Portfolio Managers' Report (continued) – Columbia Overseas Value Fund

Consumer, agricultural products disappointed

Pandora, a Danish costume jewelry company, was a noteworthy disappointment. Pandora's charm bracelets had been a major driver of growth, but the company had no adequate replacement when fashion fads changed. We sold the position in Pandora. Asian Citrus (0.7% of net assets), the largest citrus fruit producer in China, was another significant disappointment. The company was dragged down in a controversy surrounding two other companies involved in agricultural or forest products in China. However, we believe that Asian Citrus stock had been unfairly punished, and we retained the position because we liked its long-term growth potential.

Looking ahead

We have positioned the fund conservatively, placing even more emphasis on companies that we believe have shown consistent ability to produce stable cash flows and that maintain solid balance sheets and relatively little debt. We have taken a conservative stance even though we see some encouraging developments in the global economy. Leading indicators are increasingly positive for both U.S. and European economies, while generally accommodative central bank monetary policies support economic expansion.

However, the market rally of the first two months of 2012 may mean that most of the favorable economic news already is reflected in stock prices. And, we believe the European sovereign debt crisis is not over. The European Central Bank may have addressed worries about financial liquidity, but governments still have not resolved the underlying political and fiscal issues that caused the crisis.

Given these concerns, we have de-emphasized European investments and have underweighted highly cyclical stocks that are dependent on robust economic growth. We intend to keep the fund conservatively positioned until we see concrete evidence of change.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the manager has placed on it.

Country breakdown1

as of 02/29/12 (%)

Australia	7.8
Brazil	1.1
Canada	3.0
China	1.0
France	7.9
Germany	7.5
Hong Kong	2.5
Ireland	2.3
Israel	0.8
Italy	3.2
Japan	20.5
Netherlands	2.6
Norway	4.0
Philippines	0.4
Singapore	0.9
South Korea	2.4
Spain	2.8
Sweden	3.7
Switzerland	5.6
Taiwan	0.6
Thailand	1.4
United Kingdom	17.9
United States	0.1

1Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Top 10 holdings

as of 02/29/12 (%)

Royal Dutch Shell PLC	4.4
Total SA	3.5
HSBC Holdings PLC	2.5
Sanofi	2.5
Australia & New Zealand Banking Group Ltd.	2.2
BP PLC	2.2
Banco Santander SA	2.1
Vodafone Group PLC	2.1
Sumitomo Mitsui Financial Group, Inc.	2.0
Novartis AG, Registered Shares	1.7

The Fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentages of total investments.

5

Portfolio of Investments – Columbia Overseas Value Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 99.8%
AUSTRALIA 7.7%
AGL Energy Ltd.	11,780	$175,989
Australia & New Zealand Banking Group Ltd.	28,819	674,157
Commonwealth Bank of Australia	8,852	467,480
Iluka Resources Ltd.	8,476	150,319
Macmahon Holdings Ltd.(a)	199,363	174,573
National Australia Bank Ltd.	12,339	311,485
Telstra Corp., Ltd.	89,226	314,811
Westpac Banking Corp.	5,513	122,988
Total		2,391,802
BRAZIL 1.1%
Cia de Saneamento Basico do Estado de Sao Paulo	5,100	191,349
Telefonica Brasil SA, ADR	4,824	141,970
Total		333,319
CANADA 3.0%
Centerra Gold, Inc.	11,470	230,687
Cott Corp.(a)	32,279	211,750
First Quantum Minerals Ltd.	7,310	167,263
Neo Material Technologies, Inc.(a)	12,929	113,812
Yamana Gold, Inc.	11,876	206,168
Total		929,680
CHINA 1.0%
China Communications Construction Co., Ltd., Class H	213,000	217,313
Spreadtrum Communications, Inc., ADR	6,951	96,480
Total		313,793
FRANCE 7.9%
Alcatel-Lucent(a)	55,579	139,358
BNP Paribas SA	9,413	459,437
Sanofi	10,245	757,679
Total SA	19,404	1,085,523
Total		2,441,997
GERMANY 7.5%
Allianz SE, Registered Shares	3,191	387,002
BASF SE	2,142	188,064
Bayerische Motoren Werke AG	2,963	274,082
Deutsche Bank AG, Registered Shares	4,646	216,986
E.ON AG	15,567	358,075
Freenet AG	24,302	329,280
KHD Humboldt Wedag International AG(a)	45,833	378,592
Kloeckner & Co. SE	11,080	171,164
Total		2,303,245
HONG KONG 2.5%
Asian Citrus Holdings Ltd.	352,000	211,763
Cheung Kong Holdings Ltd.	22,500	327,852
Hongkong Land Holdings Ltd.	42,000	231,397
Total		771,012
IRELAND 2.3%
DCC PLC	9,172	235,538
Jazz Pharmaceuticals PLC(a)	4,336	227,510
Smurfit Kappa Group PLC(a)	22,989	234,336
Total		697,384
ISRAEL 0.8%
Teva Pharmaceutical Industries Ltd., ADR	5,635	252,504

Issuer	Shares	Value
Common Stocks (continued)
ITALY 3.2%
Enel SpA	53,588	$215,043
ENI SpA	16,268	375,174
Recordati SpA	30,941	234,969
UniCredit SpA	29,224	152,081
Total		977,267
JAPAN 20.5%
Aeon Co., Ltd.	20,800	264,636
Aeon Delight Co., Ltd.	10,500	198,026
Arnest One Corp.	19,700	233,500
Canon, Inc.	5,900	269,059
Daiichikosho Co., Ltd.	16,900	340,203
Exedy Corp.	4,100	122,552
Fuji Machine Manufacturing Co., Ltd.	11,900	248,006
Fuyo General Lease Co., Ltd.	8,700	311,846
Hitachi Ltd.	64,000	375,513
ITOCHU Corp.	28,400	323,249
Japan Petroleum Exploration Co.	4,300	209,353
K's Holdings Corp.	5,600	187,019
Kansai Paint Co., Ltd.	16,000	151,583
Kato Sangyo Co., Ltd.	8,400	161,373
Kinki Sharyo Co. Ltd.	52,000	194,885
Kobe Steel Ltd.	66,000	114,751
Mandom Corp.	8,100	199,542
Mitsubishi UFJ Financial Group, Inc.	60,100	310,604
Nissan Motor Co., Ltd.	43,200	445,628
NTT DoCoMo, Inc.	202	344,558
Santen Pharmaceutical Co., Ltd.	6,500	257,931
Shinko Plantech Co., Ltd.	32,900	289,699
SoftBank Corp.	5,900	176,003
Sumitomo Mitsui Financial Group, Inc.	17,900	607,538
Total		6,337,057
NETHERLANDS 2.6%
ING Groep NV-CVA(a)	37,578	333,334
Koninklijke Ahold NV	23,179	320,548
Wereldhave NV	1,795	134,162
Total		788,044
NORWAY 4.0%
Atea ASA	19,591	233,084
DNB ASA	20,235	259,753
Electromagnetic GeoServices AS(a)	65,339	243,148
Kongsberg Automotive Holding ASA(a)	337,189	117,637
Marine Harvest ASA	310,801	166,816
Statoil Fuel & Retail ASA(a)	33,127	216,326
Total		1,236,764
PHILIPPINES 0.4%
Energy Development Corp.	1,064,700	135,572
SINGAPORE 0.9%
DBS Group Holdings Ltd.	25,000	282,666
SOUTH KOREA 2.4%
Hyundai Home Shopping Network Corp.	2,516	325,641
LG Fashon Corp.	3,357	125,785
Youngone Holdings Co., Ltd.	5,980	297,307
Total		748,733

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Overseas Value Fund

February 29, 2012

Issuer	Shares	Value
Common Stocks (continued)
SPAIN 2.8%
Banco Santander SA	79,291	$657,816
Telefonica SA	12,129	207,003
Total		864,819
SWEDEN 3.7%
MQ Holding AB	65,957	246,213
Nordea Bank AB	33,743	325,354
Saab AB, Class B	12,916	260,787
Svenska Cellulosa AB, Class B	17,539	313,310
Total		1,145,664
SWITZERLAND 5.6%
Baloise Holding AG	3,318	261,127
Nestlé SA, Registered Shares	3,400	207,826
Novartis AG, Registered Shares	9,528	519,106
Tyco International Ltd.	4,177	216,452
Zurich Financial Services AG(a)	2,034	512,153
Total		1,716,664
TAIWAN 0.6%
Huaku Development Co., Ltd.	73,694	192,238
THAILAND 1.4%
Bangkok Bank PCL, Foreign Registered Shares	36,900	220,067
PTT PCL, Foreign Registered Shares	18,200	217,550
Total		437,617
UNITED KINGDOM 17.9%
AstraZeneca PLC	6,856	306,220
Aviva PLC	52,462	307,390
Barclays PLC	72,927	284,248
BP PLC	85,387	668,887

Issuer	Shares	Value
Common Stocks (continued)
UNITED KINGDOM (cont.)
Bwin.Party Digital Entertainment PLC	64,934	$163,736
Centrica PLC	64,729	313,051
GlaxoSmithKline PLC	5,650	124,672
HSBC Holdings PLC	86,178	761,320
ICAP PLC	36,621	224,186
Intermediate Capital Group PLC	37,964	163,494
Lancashire Holdings Ltd.	17,272	210,344
Royal Dutch Shell PLC, Class B	36,869	1,366,366
Vodafone Group PLC	240,520	648,006
Total		5,541,920
Total Common Stocks (Cost: $30,306,735)		$30,839,761

Issuer	Contracts	Exercise Price	Expiration Date	Value
Options Purchased Calls 0.1%
CBOE SPX Volatility Index	80	20	03/21/2012	18,800
Total Options Purchased Calls (Cost: $30,740)				$18,800
Total Investments (Cost: $30,337,475)				$30,858,561
Other Assets & Liabilities, Net				40,630
Net Assets				$30,899,191

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at February 29, 2012
Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley	April 12, 2012	245,349 (USD)	231,000 (AUD)	$1,209	$—
Morgan Stanley	April 12, 2012	244,476 (USD)	227,000 (CHF)	6,550	—
Morgan Stanley	April 12, 2012	1,921,762 (USD)	1,479,000 (EUR)	49,048	—
Morgan Stanley	April 12, 2012	1,408,555 (USD)	899,000 (GBP)	21,238	—
Morgan Stanley	April 12, 2012	365,595 (USD)	28,831,000 (JPY)	—	(10,800.00)
Morgan Stanley	April 12, 2012	304,564 (USD)	387,000 (SGD)	4,883	—
Morgan Stanley	April 12, 2012	859,000 (CAD)	855,338 (AUD)	—	(12,016)
Morgan Stanley	April 12, 2012	831,280,000 (KRW)	731,715 (USD)	—	(9,020.00)
Morgan Stanley	April 12, 2012	5,342,000 (NOK)	917,264 (USD)	—	(36,775.00)
Morgan Stanley	April 12, 2012	3,103,000 (SEK)	456,802 (USD)	—	(11,375.00)
Morgan Stanley	April 12, 2012	13,251,000 (THB)	426,489 (USD)	—	(10,089.00)
Morgan Stanley	April 12, 2012	5,434,000 (TWD)	183,333 (USD)	—	(1,593.00)
Total				$82,928	$(91,668)

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Overseas Value Fund

February 29, 2012

PORTFOLIO BREAKDOWN(1)
as of 02/29/12 (%) (Unaudited)

Stocks	99.9
Aerospace & Defense	0.8
Auto Components	0.8
Automobiles	2.3
Beverages	0.7
Capital Markets	2.0
Chemicals	1.5
Commercial Banks	19.1
Commercial Services & Supplies	0.5
Communications Equipment	0.5
Construction & Engineering	2.5
Containers & Packaging	0.8
Diversified Financial Services	2.1
Diversified Telecommunication Services	2.2
Electric Utilities	1.9
Electronic Equipment, Instruments & Components	1.2
Energy Equipment & Services	1.7
Food & Staples Retailing	2.4
Food Products	1.9
Hotels, Restaurants & Leisure	0.5
Household Durables	0.8
Independent Power Producers & Energy Traders	0.4
Industrial Conglomerates	1.5
Insurance	5.4
Internet & Catalog Retail	1.1
IT Services	0.8
Machinery	1.4
Media	1.1
Metals & Mining	2.8
Multi-Utilities	1.6
Office Electronics	0.9
Oil, Gas & Consumable Fuels	12.7
Paper & Forest Products	1.0
Personal Products	0.6
Pharmaceuticals	8.7
Real Estate Investment Trusts (REITs)	0.4
Real Estate Management & Development	2.4
Semiconductors & Semiconductor Equipment	0.3
Specialty Retail	2.1
Textiles, Apparel & Luxury Goods	1.4
Trading Companies & Distributors	1.6
Water Utilities	0.6
Wireless Telecommunication Services	4.9
Options Purchased Calls	0.1

(1)  Percentages indicated are based upon total investments. The Fund's composition is subject to changes.

Notes to Portfolio of Investments

(a)  Non-income producing.

Investments in affiliates during the year ended February 29, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$6,249,475	$(6,249,475)	$—	$—	$133	$—

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Pound Sterling

HKD  Hong Kong Dollar

JPY  Japanese Yen

KRW  Korean Won

NOK  Norwegian Krone

PHP  Philippine Peso

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thailand Baht

TWD  Taiwan Dollar

USD  US Dollar

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Overseas Value Fund

February 29, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Overseas Value Fund

February 29, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of February 29, 2012:

	Fair Value at February 29, 2012
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$—	$3,095,631	$—	$3,095,631
Consumer Staples	211,750	1,532,504	—	1,744,254
Energy	—	4,455,699	—	4,455,699
Financials	—	9,710,506	—	9,710,506
Health Care	480,014	2,200,577	—	2,680,591
Industrials	216,452	2,402,134	—	2,618,586
Information Technology	96,480	1,017,014	—	1,113,494
Materials	717,929	1,152,364	—	1,870,293
Telecommunication Services	141,970	2,019,660	—	2,161,630
Utilities	191,348	1,197,729	—	1,389,077
Total Equity Securities	2,055,943	28,783,818	—	30,839,761
Other
Options Purchased Calls	18,800	—	—	18,800
Total Other	18,800	—	—	18,800
Investments in Securities	2,074,743	28,783,818	—	30,858,561
Derivatives(c)
Assets
Forward Foreign Currency Exchange Contracts	—	82,928	—	82,928
Liabilities
Forward Foreign Currency Exchange Contracts	—	(91,668)	—	(91,668)
Total	$2,074,743	$28,775,078	$—	$30,849,821

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

(c)  Derivative instruments are valued at unrealized appreciation (depreciation).

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities – Columbia Overseas Value Fund

February 29, 2012

Assets
Investments, at value
(identified cost $30,337,475)	$30,858,561
Foreign currency (identified cost $14)	14
Unrealized appreciation on forward foreign currency exchange contracts	82,928
Receivable for:
Investments sold	177,753
Dividends	126,221
Reclaims	24,469
Expense reimbursement due from Investment Manager	1,133
Prepaid expense	4,375
Total assets	31,275,454
Liabilities
Bank overdraft	43,891
Unrealized depreciation on forward foreign currency exchange contracts	91,668
Payable for:
Investments purchased	80,814
Capital shares purchased	24,537
Foreign capital gains taxes deferred	21,792
Investment management fees	675
Transfer agent fees	3,443
Administration fees	68
Chief compliance officer expenses	118
Other expenses	109,257
Total liabilities	376,263
Net assets applicable to outstanding capital stock	$30,899,191

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Assets and Liabilities (continued) – Columbia Overseas Value Fund

February 29, 2012

Represented by
Paid-in capital	$36,284,329
Excess of distributions over net investment income	(73,962)
Accumulated net realized loss	(5,801,030)
Unrealized appreciation (depreciation) on:
Investments	521,086
Foreign currency translations	(700)
Forward foreign currency exchange contracts	(8,740)
Foreign capital gains tax	(21,792)
Total — representing net assets applicable to outstanding capital stock	$30,899,191
Net assets applicable to outstanding shares
Class I	$28,375,563
Class W	$2,295
Class Z	$2,521,333
Shares outstanding
Class I	3,932,241
Class W	318
Class Z	348,949
Net asset value per share
Class I	$7.22
Class W	$7.22
Class Z	$7.23

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Operations – Columbia Overseas Value Fund

Year ended February 29, 2012

Net investment income
Income:
Dividends	$1,536,043
Dividends from affiliates	133
Interest	8
Foreign taxes withheld	(146,193)
Total income	1,389,991
Expenses:
Investment management fees	256,950
Service fees
Class W	5
Transfer agent fees
Class W	1
Class Z	3,493
Administration fees	9,224
Compensation of board members	12,222
Pricing and bookkeeping fees	17,395
Custodian fees	77,321
Printing and postage fees	62,126
Registration fees	38,089
Professional fees	84,433
Chief compliance officer expenses	199
Other	12,488
Total expenses	573,946
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(295,200)
Total net expenses	278,746
Net investment income	1,111,245
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(3,146,333)
Foreign currency translations	138,580
Forward foreign currency exchange contracts	(208,901)
Futures contracts	8,066
Options contracts written	(27,984)
Net realized loss	(3,236,572)
Net change in unrealized appreciation (depreciation) on:
Investments	(334,391)
Foreign currency translations	8
Forward foreign currency exchange contracts	(16,873)
Foreign capital gains tax	(20,733)
Net change in unrealized depreciation	(371,989)
Net realized and unrealized loss	(3,608,561)
Net decrease in net assets from operations	$(2,497,316)

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Changes in Net Assets – Columbia Overseas Value Fund

	Year ended February 29, 2012	Year ended February 28, 2011
Operations
Net investment income	$1,111,245	$170,691
Net realized gain (loss)	(3,236,572)	20,383
Net change in unrealized appreciation (depreciation)	(371,989)	1,090,811
Net increase (decrease) in net assets resulting from operations	(2,497,316)	1,281,885
Distributions to shareholders from:
Net investment income
Class I	(970,671)	—
Class W	(74)	—
Class Z	(80,114)	(165,101)
Total distributions to shareholders	(1,050,859)	(165,101)
Increase (decrease) in net assets from share transactions	25,757,219	1,838
Total increase in net assets	22,209,044	1,118,622
Net assets at beginning of year	8,690,147	7,571,525
Net assets at end of year	$30,899,191	$8,690,147
Excess of distributions over net investment income	$(73,962)	$(88,280)

	Year ended February 29, 2012(a)		Year ended February 28, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class I shares
Subscriptions	5,156,913	40,043,379	—	—
Distributions reinvested	156,044	970,591	—	—
Redemptions	(1,380,716)	(10,437,922)	—	—
Net increase	3,932,241	30,576,048	—	—
Class W shares
Subscriptions	318	2,500	—	—
Net increase	318	2,500	—	—
Class Z shares
Subscriptions	—	—	1,067,133	8,184,910
Distributions reinvested	12,859	80,114	22,767	165,101
Redemptions	(750,789)	(4,901,443)	(1,088,418)	(8,348,173)
Net increase (decrease)	(737,930)	(4,821,329)	1,482	1,838
Total net increase	3,194,629	25,757,219	1,482	1,838

(a)  Class I and Class W are for the period from March 31, 2011 (commencement of operations) to February 29, 2012.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Financial Highlights – Columbia Overseas Value Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Feb. 29, 2012(a)
Class I
Per share data
Net asset value, beginning of period	$7.87
Income from investment operations:
Net investment income	0.22
Net realized and unrealized loss	(0.62)
Total from investment operations	(0.40)
Less distributions to shareholders from:
Net investment income	(0.25)
Total distributions to shareholders	(0.25)
Net asset value, end of period	$7.22
Total return	(4.55%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.76	%(c)
Net expenses after fees waived or expenses reimbursed(d)	0.84	%(c)
Net investment income	3.37	%(c)
Supplemental data
Net assets, end of period (in thousands)	$28,376
Portfolio turnover	96%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to February 29, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights (continued) – Columbia Overseas Value Fund

	Year ended Feb. 29, 2012(a)
Class W
Per share data
Net asset value, beginning of period	$7.87
Income from investment operations:
Net investment income	0.22
Net realized and unrealized loss	(0.64)
Total from investment operations	(0.42)
Less distributions to shareholders from:
Net investment income	(0.23)
Total distributions to shareholders	(0.23)
Net asset value, end of period	$7.22
Total return	(4.81%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.09	%(c)
Net expenses after fees waived or expenses reimbursed(d)	1.12	%(c)
Net investment income	3.24	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2
Portfolio turnover	96%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to February 29, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights (continued) – Columbia Overseas Value Fund

	Year ended Feb. 29,	Year ended Feb. 28,
	2012	2011		2010		2009(a)
Class Z
Per share data
Net asset value, beginning of period	$8.00	$6.98		$4.46		$10.00
Income from investment operations:
Net investment income	0.32	0.16		0.17		0.27
Net realized and unrealized gain (loss)	(0.85)	1.01		2.63		(5.56)
Total from investment operations	(0.53)	1.17		2.80		(5.29)
Less distributions to shareholders from:
Net investment income	(0.24)	(0.15)		(0.28)		(0.23)
Tax return of capital	—	—		—		(0.02)
Total distributions to shareholders	(0.24)	(0.15)		(0.28)		(0.25)
Net asset value, end of period	$7.23	$8.00		$6.98		$4.46
Total return	(6.17%)	17.06%		62.60%		(53.41%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.87%	3.65%		3.02%		3.99	%(c)
Net expenses after fees waived or expenses reimbursed(d)	0.98%	1.15	%(e)	1.14	%(e)	1.10	%(c)(e)
Net investment income	3.80%	2.18	%(e)	2.46	%(e)	3.72	%(c)(e)
Supplemental data
Net assets, end of period (in thousands)	$2,521	$8,690		$7,572		$4,664
Portfolio turnover	96%	48%		62%		66%

Notes to Financial Highlights

(a)  For the period from March 31, 2008 (commencement of operations) to February 28, 2009.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Notes to Financial Statements – Columbia Overseas Value Fund
February 29, 2012

Note 1. Organization

Columbia Overseas Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class I, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

The Fund is authorized to issue Class A and Class C shares, which would be subject to sales charges, and Class R shares, which would not be subject to sales charges; however these share classes are not currently offered for sale and have not commenced operations.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds. Class I shares commenced operations on March 31, 2011.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on March 31, 2011.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity.

18

Columbia Overseas Value Fund, February 29, 2012

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency

19

Columbia Overseas Value Fund, February 29, 2012

exchange to shift investment exposure from one currency to another.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund sold currency futures contracts to offset the fund's active currency exposures back to the benchmark. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund wrote covered call and purchased put options to decrease the Fund's exposure to equity risk and to increase return on instruments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires or is exercised. When option contracts on debt securities or futures are exercised, the Fund will realize a gain or loss. When other option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

20

Columbia Overseas Value Fund, February 29, 2012

Contracts and premiums associated with options contracts written for the year ended February 29, 2012 are as follows:

	Written Options
	Contracts	Premiums
Balance at February 28, 2011	—	$—
Opened	464	85,912
Closed	(464)	(85,912)
Balance at February 29, 2012	—	$—

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at February 29, 2012

	Asset derivatives		Liability derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$82,928	Unrealized depreciation on forward foreign currency exchange contracts	$91,668

Effect of Derivative Instruments in the Statement of Operations for the Year Ended February 29, 2012

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Contracts Written and Purchased	Total
Equity contracts	$—	$—	$(407)	$(407)
Foreign exchange contracts	(208,901)	8,066	—	$(200,835)
Interest rate contracts	—	—	(27,984)	$(27,984)
Total	$(208,901)	$8,066	$(28,391)	$(229,226)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Contracts Written and Purchased	Total
Equity contracts	$—	$—	$(11,940)	$(11,940)
Foreign exchange contracts	(16,873)	—	—	$(16,873)
Interest rate contracts	—	—	—	$—
Total	$(16,873)	$—	$(11,940)	$(28,813)

21

Columbia Overseas Value Fund, February 29, 2012

Volume of Derivative Instruments for the Year Ended February 29, 2012

Contracts Opened
Forward Foreign Currency Exchange Contracts	1,243
Futures Contracts	812
Options Contracts	654

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

22

Columbia Overseas Value Fund, February 29, 2012

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. Prior to July 1, 2011, the management fee was equal to the annual rate of 0.82% of the Fund's average daily net assets. The effective management fee rate for the year ended February 29, 2012 was 0.80% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.05% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. The effective administration fee rate for the year ended February 29, 2012 was 0.07% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to June 27, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee

23

Columbia Overseas Value Fund, February 29, 2012

based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective June 27, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $1,318.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund's expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended February 29, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class W	0.02%
Class Z	0.06

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2012, no minimum account balance fees were charged by the Fund.

24

Columbia Overseas Value Fund, February 29, 2012

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, a shareholder service plan (the Plan) which set the service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plan requires the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class W shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class I	0.80%
Class W	1.25
Class Z	1.00

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed 1.15% of the Fund's average daily net assets.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended February 29, 2012, these differences are primarily due to differing treatment for Recognition of unrealized appreciation (depreciation) for certain derivative investments, capital loss carryforwards, deferred trustees expense, post-October losses deferral/reversal of wash sales, passive foreign investment company (PFIC) holdings and foreign capital gains tax. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(46,068)
Accumulated net realized loss	46,068
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

25

Columbia Overseas Value Fund, February 29, 2012

The tax character of distributions paid during the years indicated was as follows:

	Year ended February 29, 2012	Year ended February 28, 2011
Ordinary income	$1,050,859	$165,101

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$61,432
Undistributed accumulated long-term gain	—
Unrealized depreciation	(201,899)

At February 29, 2012, the cost of investments for federal income tax purposes was $31,060,460 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,219,170
Unrealized depreciation	$(2,421,069)
Net unrealized depreciation	$(201,899)

The following capital loss carryforward, determined at February 29, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$365,313
2018	2,028,503
Unlimited short-term	2,338,679
Unlimited long-term	105,742
Total	$4,838,237

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2012, the Fund will elect to treat post-October capital losses of $372,856 as arising on March 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $56,289,274 and $30,718,743, respectively, for the year ended February 29, 2012.

Note 6. Lending of Portfolio Securities

Effective June 27, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral

26

Columbia Overseas Value Fund, February 29, 2012

required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

For the year ended February 29, 2012, the Fund did not participate in securities lending activity.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. [Delete if not applicable:] Net income earned from securities lending for the year ended February 29, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to June 27, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to June 27, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period March 1, 2011 through June 26, 2011, there were no custody credits.

Note 8. Affiliated Money Market Fund

Effective June 27, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At February 29, 2012, affiliated shareholder accounts owned 100% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on June 27, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the

27

Columbia Overseas Value Fund, February 29, 2012

one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period June 27, 2011 through December 12, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period May 16, 2011 through June 26, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $150 million committed, unsecured revolving credit facility provided by State Street. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended February 29, 2012.

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the

28

Columbia Overseas Value Fund, February 29, 2012

Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Overseas Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Overseas Value Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2012

30

Federal Income Tax Information (Unaudited) – Columbia Overseas Value Fund

Foreign taxes paid during the fiscal year ended February 29, 2012, of $124,058 are being passed through to shareholders. This represents $0.03 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $1,533,107 ($0.36 per share) for the fiscal year ended February 29, 2012.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year February 29, 2012 may represent qualified dividend income.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

31

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

32

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

33

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

34

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

35

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott
53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

36

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010.

37

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

38

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39

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40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Overseas Value Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

41

Columbia Overseas Value Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1256 C (4/12)

Columbia Marsico 21st Century Fund

Annual Report for the Period Ended February 29, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	11

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	32

Fund Governance	33

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Americans were dispirited in the fourth quarter of 2011 by Washington's inability to reach a plan for deficit reduction and Europe's piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news to encourage risk taking, buoying both stocks and bonds to solid gains.

U.S. economic data surprised on the upside and fears of recession abated. With the bar of expectations set low, investors responded positively to the announcement that the economy had expanded by 1.8% in the third quarter. Consumer confidence improved, even though consumers remain under pressure with no real increase in disposable income and a continued decline in household net worth. Headline inflation—which tracks a broad range of consumer expenditures, including food and energy—declined. Even manufacturing held its ground.

Against this backdrop, the U.S. equity markets logged solid returns. The S&P 500 Index gained 11.82%, moving into positive territory for the year with quarterly advances in all ten sectors. Mid- and small-cap stocks did even better. Value outperformed growth across all market capitalizations. Energy stocks led the market, as the price of oil moved above $100 a barrel in December. Industrials and materials stocks rose, buoyed by improving economic data. The U.S. fixed-income markets logged modest but solid returns. High-yield bonds were the best performers as the economy showed signs of improvement. Emerging market bonds were strong performers, as inflation came under control in key regions. Municipal bonds and Treasuries eked out only modest gains, as investors moved away from quality in favor of riskier assets.

While fourth quarter gains were encouraging, challenges still remain. Columbia Management, however, remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $326 billion under management as of December 31, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The strong line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of December 31, 2011, Columbia Management offers 52 funds rated either 4 or 5 stars by Morningstar.*

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

*All ratings are based on Class Z shares as of 12/31/2011. Out of 119 Class Z share Columbia funds rated by Morningstar, 7 funds received a 5-star Overall Rating and 45 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges/loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. ©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Marsico 21st Century Fund

Summary

■  For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –6.82% without sales charge.

■  The fund's benchmark, the Russell 3000 Index, returned 4.45%.1
■  The fund's outsized stake in the financials sector hurt results compared to the benchmark as did underweights in health care and consumer staples.

Portfolio Management

Brandon Geisler has managed the fund since October 2011. He is with Marsico Capital Management, LLC (Marsico), investment subadviser to the fund.

Columbia Management Investment Advisers, LLC (the Investment Manager) retained Marsico to serve as investment subadviser to the Columbia Marsico funds. As an investment subadviser, Marsico makes the investment decisions and manages all or a portion of the fund. Marsico is an investment adviser registered with the Securities and Exchange Commission. Marsico is not affiliated with the Investment Manager.

1The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/12

–6.82%

Class A shares (without sales charge)

+4.45%

Russell 3000 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Marsico 21st Century Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/02 – 02/29/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico 21st Century Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/02 – 02/29/12 ($)

Sales charge	without	with
Class A	20,645	19,468
Class B	19,139	19,139
Class C	19,139	19,139
Class R*	20,133	n/a
Class Z	21,136	n/a

Average annual total return as of 02/29/12 (%)

Share class	A		B		C		R*	Z
Inception	04/10/00		04/10/00		04/10/00		01/23/06	04/10/00
Sales charge	without	with	without	with	without	with	without	without
1-year	–6.82	–12.19	–7.55	–12.17	–7.55	–8.47	–7.02	–6.67
5-year	–0.86	–2.03	–1.61	–1.99	–1.61	–1.61	–1.11	–0.63
10-year	7.52	6.89	6.71	6.71	6.71	6.71	7.25	7.77

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares are sold at net asset value with a distribution (12b-1) fee. Class Z shares are sold at net asset value with no distribution and service (12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund's Class A shares, the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

2

Understanding Your Expenses – Columbia Marsico 21st Century Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2011 - February 29, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,100.50	1,017.80	7.42	7.12	1.42%
Class B	1,000.00	1,000.00	1,096.70	1,014.12	11.26	10.82	2.16%
Class C	1,000.00	1,000.00	1,096.70	1,014.12	11.26	10.82	2.16%
Class R	1,000.00	1,000.00	1,098.80	1,016.71	8.56	8.22	1.64%
Class Z	1,000.00	1,000.00	1,100.60	1,019.10	6.06	5.82	1.16%

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

3

Portfolio Manager's Report – Columbia Marsico 21st Century Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/12 ($)

Class A	13.25
Class B	12.25
Class C	12.25
Class R	13.12
Class Z	13.57

Portfolio breakdown1

as of 02/29/12 (%)

Consumer Discretionary	26.5
Consumer Staples	1.3
Energy	10.7
Financials	11.6
Health Care	8.5
Industrials	16.0
Information Technology	21.6
Materials	3.8

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –6.82% without sales charge. The fund underperformed its benchmark, the Russell 3000 Index, which returned 4.45%. Exposure to the weak-performing financials sector was a primary detractor from performance. Underweights in health care and consumer staples also hurt results.

In October 2011 the fund's management changed. Cory Gilchrist left the firm to pursue personal and charitable interests and Brandon Geisler, senior research analyst at Marsico Capital Management, became manager of the fund.

U.S. economy picks up momentum

During the first half of the 12-month period, a series of natural disasters in Japan, Europe's debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster and job growth was disappointing. However, the pace of growth picked up in the second half of the period and, as fears of a lapse back into recession faded, prospects brightened. Consumer confidence improved even though consumers remain under pressure, with no real increase in disposable income and a continued decline in household net worth. The labor markets added more than a million new jobs from September 2011 through February 2012, and the jobless rate fell to 8.3%. A modest slowdown in manufacturing activity late in the summer of 2011 raised concern that this lynchpin of the recovery was ready to turn downward. However, manufacturing activity stabilized and the manufacturing expansion continued into 2012. Housing continues to be the one nagging weak spot in the economy. Yet, home sales edged modestly higher over the year, and there is hope that a bottom in the housing market is in sight.

Sector weights detracted from results relative to the index

During the period, the fund's sector weights, which are largely a result of the stock selection process, detracted from performance relative to the index. The fund had lower-than-benchmark allocations to health care and consumer staples, which performed well during the period. The fund had a greater stake in financials than the benchmark, and financials were weak performers. Stock selection within financials also hurt results. First Horizon National, First Niagara Financial (1.0% and 1.5% of net assets, respectively) and Wells Fargo materially detracted from performance. Diversified financials firm Jefferies Group was also a poor performer. Jefferies and Wells Fargo were sold from the portfolio. As the largest banks and financial institutions face more stringent regulations, we believe that the outlook and earnings visibility for some have deteriorated, and we reduced the fund's exposure to financials during the period. By contrast, the fund benefited from having more exposure than the index to the consumer discretionary sector, which was a strong performer during the period.

Stock selection generated mixed results

Stock selection in the energy and consumer discretionary sectors detracted from results. In energy, oil and gas exploration and production companies OGX Petróleo e Gás Participações S.A. and Ultra Petroleum each posted significant declines prior to being

4

Portfolio Manager's Report (continued) – Columbia Marsico 21st Century Fund sold from the fund. Within consumer discretionary, we sold poor performers General Motors, Walt Disney and fashion retailer Rue21.

In health care, Intuitive Surgical (3.0% of net assets), which makes a robotic system for assisting in minimally invasive surgeries, was among the fund's strongest performing individual positions. Consumer electronics giant Apple, aerospace components company Precision Castparts and retailers Ross Stores and Ulta Salon Cosmetics & Fragrance (5.9%, 2.7%, 3.1% and 1.3% of net assets, respectively) were also notable strong performers.

Looking ahead

It has been a challenging year for the fund. We have taken steps to improve performance by adding more balance and breadth to the fund. In addition to significantly reducing the fund's financials exposure, we increased allocations to the energy, industrials, consumer discretionary and information technology sectors.

Source for all statistical data—Columbia Management Investment Advisers, LLC.

Source of all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Top 10 holdings1

as of 02/29/12 (%)

Apple, Inc.	6.0
National Oilwell Varco, Inc.	4.2
Occidental Petroleum Corp.	4.0
Sensata Technologies Holding NV	3.7
Wynn Resorts Ltd.	3.4
Ross Stores, Inc.	3.2
Intuitive Surgical, Inc.	3.1
PNC Financial Services Group, Inc.	3.0
Biogen Idec, Inc.	3.0
Precision Castparts Corp.	2.8

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

5

Portfolio of Investments – Columbia Marsico 21st Century Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 97.4%
CONSUMER DISCRETIONARY 25.9%
Auto Components 1.1%
BorgWarner, Inc.(a)(b)	229,648	$19,024,040
Automobiles 0.9%
Tesla Motors, Inc.(a)(b)	444,964	14,866,247
Hotels, Restaurants & Leisure 8.4%
Arcos Dorados Holdings, Inc., Class A	566,371	11,905,118
Chipotle Mexican Grill, Inc.(a)(b)	45,578	17,785,447
Vail Resorts, Inc.(a)	398,321	16,769,314
Wynn Resorts Ltd.	482,136	57,152,402
Yum! Brands, Inc.	602,466	39,907,348
Total		143,519,629
Internet & Catalog Retail 3.6%
Amazon.com, Inc.(a)(b)	96,837	17,400,641
priceline.com, Inc.(b)	70,603	44,269,493
Total		61,670,134
Media 0.9%
Viacom, Inc., Class B	337,915	16,091,512
Multiline Retail 1.6%
Dollar Tree, Inc.(b)	298,105	26,385,274
Specialty Retail 7.1%
CarMax, Inc.(a)(b)	848,982	26,055,258
O'Reilly Automotive, Inc.(b)	224,432	19,413,368
Ross Stores, Inc.	993,351	52,975,409
Ulta Salon Cosmetics & Fragrance, Inc.(a)(b)	276,419	23,009,117
Total		121,453,152
Textiles, Apparel & Luxury Goods 2.3%
Ralph Lauren Corp.	220,717	38,345,164
TOTAL CONSUMER DISCRETIONARY		441,355,152
CONSUMER STAPLES 1.2%
Beverages 1.2%
Monster Beverage Corp.(b)	363,992	20,816,702
TOTAL CONSUMER STAPLES		20,816,702
ENERGY 10.4%
Energy Equipment & Services 6.5%
Halliburton Co.	1,125,731	41,190,497
National Oilwell Varco, Inc.	854,505	70,522,298
Total		111,712,795
Oil, Gas & Consumable Fuels 3.9%
Occidental Petroleum Corp.	639,948	66,791,372
TOTAL ENERGY		178,504,167
FINANCIALS 11.3%
Commercial Banks 8.7%
City National Corp.(a)	793,137	37,277,439
Columbia Banking System, Inc.(a)	812,547	17,185,369
First Horizon National Corp.(a)	1,864,595	17,527,193
First Niagara Financial Group, Inc.(a)(d)	2,630,823	25,150,668
PNC Financial Services Group, Inc.	849,885	50,585,155
Total		147,725,824
Consumer Finance 1.5%
Capital One Financial Corp.	515,300	26,074,180

Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS (cont.)
Real Estate Management & Development 1.1%
Jones Lang LaSalle, Inc.(a)	228,417	$18,595,428
TOTAL FINANCIALS		192,395,432
HEALTH CARE 8.3%
Biotechnology 2.9%
Biogen Idec, Inc.(b)	429,122	49,979,839
Health Care Equipment & Supplies 3.9%
Intuitive Surgical, Inc.(a)(b)	100,499	51,417,299
Varian Medical Systems, Inc.(a)(b)	221,757	14,469,644
Total		65,886,943
Pharmaceuticals 1.5%
Abbott Laboratories(a)	449,680	25,456,385
TOTAL HEALTH CARE		141,323,167
INDUSTRIALS 15.6%
Aerospace & Defense 3.5%
Precision Castparts Corp.(a)	279,243	46,753,656
TransDigm Group, Inc.(b)	109,941	13,059,891
Total		59,813,547
Air Freight & Logistics 1.0%
Expeditors International of Washington, Inc.	399,183	17,416,354
Electrical Equipment 4.1%
Roper Industries, Inc.(a)	94,012	8,603,978
Sensata Technologies Holding NV(a)(b)	1,872,804	60,678,850
Total		69,282,828
Machinery 2.0%
Cummins, Inc.(a)	182,979	22,061,778
Stanley Black & Decker, Inc.	144,173	11,072,487
Total		33,134,265
Professional Services 1.2%
Nielsen Holdings NV(b)	700,633	20,661,667
Road & Rail 2.7%
CSX Corp.(a)	2,198,966	46,200,276
Trading Companies & Distributors 0.6%
WW Grainger, Inc.(a)	52,292	10,862,617
Transportation Infrastructure 0.5%
Wesco Aircraft Holdings, Inc.(b)	602,623	8,864,584
TOTAL INDUSTRIALS		266,236,138
INFORMATION TECHNOLOGY 21.0%
Computers & Peripherals 6.0%
Apple, Inc.(b)	184,628	100,149,613
Fusion-io, Inc.(a)(b)	94,720	2,585,856
Total		102,735,469
Internet Software & Services 3.6%
Bankrate, Inc.(a)(b)	1,206,250	28,757,000
Google, Inc., Class A(b)	46,478	28,735,024
LinkedIn Corp., Class A(a)(b)	48,000	4,169,760
Total		61,661,784
IT Services 4.0%
Accenture PLC, Class A	747,176	44,486,859
Mastercard, Inc., Class A	55,608	23,355,360
Total		67,842,219

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Marsico 21st Century Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY (cont.)
Semiconductors & Semiconductor Equipment 0.7%
ARM Holdings PLC	1,278,655	$11,584,839
Software 6.7%
ANSYS, Inc.(a)(b)	632,711	39,974,681
Check Point Software Technologies Ltd.(a)(b)	291,203	16,936,366
Informatica Corp.(a)(b)	225,672	11,094,036
Red Hat, Inc.(b)	526,333	26,032,430
VMware, Inc., Class A(b)	216,306	21,390,500
Total		115,428,013
TOTAL INFORMATION TECHNOLOGY		359,252,324
MATERIALS 3.7%
Chemicals 3.7%
LyondellBasell Industries NV, Class A	616,548	26,622,543
Monsanto Co.	463,648	35,877,082
Total		62,499,625
TOTAL MATERIALS		62,499,625
Total Common Stocks (Cost: $1,273,026,968)		$1,662,382,707

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 16.7%
Asset-Backed Commercial Paper 0.4%
Atlantis One 04/11/12	0.511%	$1,997,422	$1,997,422
KELLS FUNDING, LLC 07/02/12	0.601%	4,989,250	4,989,250
Total			6,986,672
Certificates of Deposit 8.4%
ABM AMRO Bank N.V. 03/21/12	0.310%	4,998,752	4,998,752
Bank of Nova Scotia 07/26/12	0.324%	10,000,000	10,000,000
Barclays Bank PLC 04/18/12	0.600%	11,000,000	11,000,000
Branch Banking & Trust Corporation 07/12/12	0.420%	10,000,000	10,000,000
Canadian Imperial Bank 03/21/12	0.291%	8,000,800	8,000,800
Credit Suisse 03/20/12	0.590%	10,000,000	10,000,000
DZ Bank AG 03/12/12	0.250%	10,000,000	10,000,000
DnB NOR ASA 03/15/12	0.520%	5,000,000	5,000,000
Mitsubishi UFJ Trust and Banking Corp. 05/31/12	0.390%	7,000,089	7,000,089
National Australia Bank 04/30/12	0.394%	5,000,000	5,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit (cont.)
National Bank of Canada 05/08/12	0.410%	$9,000,000	$9,000,000
Nordea Bank AB 03/13/12	0.520%	5,000,000	5,000,000
Norinchukin Bank 05/21/12	0.470%	6,000,000	6,000,000
Rabobank 03/16/12	0.530%	9,986,621	9,986,621
04/23/12	0.500%	2,000,000	2,000,000
Standard Chartered Bank PLC 03/30/12	0.625%	9,984,226	9,984,226
04/03/12	0.570%	7,500,000	7,500,000
Svenska Handelsbanken 03/01/12	0.460%	3,000,000	3,000,000
Union Bank of Switzerland 03/02/12	0.530%	5,000,000	5,000,000
United Overseas Bank Ltd. 03/16/12	0.250%	4,000,000	4,000,000
Total			142,470,488
Commercial Paper 5.1%
Australia and New Zealand Bank Group, Ltd. 04/25/12	0.461%	9,976,617	9,976,617
DnB NOR 04/10/12	0.521%	9,986,278	9,986,278
ERSTE ABWICKLUNGSANSTALT 03/06/12	0.550%	4,995,875	4,995,875
04/23/12	0.671%	1,996,613	1,996,613
Foreningsparbanken (Swedbank) 03/19/12	0.440%	9,992,789	9,992,789
03/21/12	0.425%	4,996,813	4,996,813
HSBC Bank PLC 04/13/12	0.481%	11,970,720	11,970,720
Skandinaviska Enskilda Banken AB 05/03/12	0.350%	4,996,840	4,996,840
Suncorp Metway Ltd. 04/10/12	0.480%	4,995,933	4,995,933
Svenska Handelsbank 03/29/12	0.506%	4,993,617	4,993,617
Toyota Motor Credit Corp. 04/26/12	0.562%	6,979,964	6,979,964
Westpac Securities NZ Ltd. 04/20/12	0.531%	11,967,670	11,967,670
Total			87,849,729
Repurchase Agreements 2.8%
Credit Suisse Securities (USA) LLC dated 02/29/12, matures 03/01/12, repurchase price $12,416,143(c)	0.160%	12,416,088	12,416,088
Morgan Stanley dated 02/29/12, matures 03/01/12, repurchase price $5,000,025(c)	0.180%	5,000,000	5,000,000
RBS Securities, Inc. dated 02/29/12, matures 03/01/12, repurchase price $10,000,056(c)	0.200%	10,000,000	10,000,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Marsico 21st Century Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Societe Generale dated 02/29/12, matures 03/01/12, repurchase price $20,000,111(c)	0.200%	$20,000,000	$20,000,000
Total			47,416,088
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $284,722,977)			$284,722,977
Total Investments (Cost: $1,557,749,945)			$1,947,105,684	(d)
Other Assets & Liabilities, Net			(240,499,149)
Net Assets			$1,706,606,535

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at February 29, 2012

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley	March 2, 2012	220,838 (GBP)	350,731 (USD)	$—	$(599)
JPMorgan	March 5, 2012	219,067 (GBP)	348,989 (USD)	475	—
Total				$475	$(599)
Notes to Portfolio of Investments

(a)  At February 29, 2012, security was partially or fully on loan.

(b)  Non-income producing.

(c)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Credit Suisse Securities (USA) LLC (0.160%)

Security Description	Value
Ginnie Mae I Pool	$8,888,713
Ginnie Mae II Pool	3,775,726
Total Market Value of Collateral Securities	$12,664,439

Morgan Stanley (0.180%)

Security Description	Value
Freddie Mac Gold Pool	$2,725,246
Freddie Mac Non Gold Pool	2,374,754
Total Market Value of Collateral Securities	$5,100,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Marsico 21st Century Fund

February 29, 2012

Notes to Portfolio of Investments (continued)

RBS Securities, Inc. (0.200%)

Security Description	Value
United States Treasury Note/Bond	$10,200,038
Total Market Value of Collateral Securities	$10,200,038

Societe Generale (0.200%)

Security Description	Value
Fannie Mae REMICS	$3,122,521
Freddie Mac REMICS	5,320,026
Freddie Mac Strips	540,250
Government National Mortgage Association	11,417,203
Total Market Value of Collateral Securities	$20,400,000

(d)  Affiliated investment. Investments are considered an affiliate of the Fund if the Fund owns more than 5% of the outstanding voting affiliated shares of the company or is under common control of another company. Investments in affiliates during the year ended February 29, 2012 were:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$1,138,593,919	$(1,138,593,919)	$—	$—	$68,593	$—
First Niagara Financial Group, Inc.	138,886,045	4,598,144	(80,095,059)	(32,478,410)	30,910,720	2,741,224	25,150,668	*
Park Sterling Corp.	12,142,195	—	(7,024,996)	(5,117,199)	—	—	—
Total	$151,028,240	$1,143,192,063	$(1,225,713,974)	$(37,595,609)	$30,910,720	$2,809,817	$25,150,668

*  At February 29, 2012, the Fund owns less than five percent of the company's outstanding voting shares.

Currency Legend

GBP  British Pound Sterling

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Marsico 21st Century Fund

February 29, 2012

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 29, 2012:

	Fair Value at February 29, 2012
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$441,355,152	$—	$—	$441,355,152
Consumer Staples	20,816,702	—	—	20,816,702
Energy	178,504,167	—	—	178,504,167
Financials	192,395,432	—	—	192,395,432
Health Care	141,323,167	—	—	141,323,167
Industrials	266,236,138	—	—	266,236,138
Information Technology	347,667,485	11,584,839	—	359,252,324
Materials	62,499,625	—	—	62,499,625
Total Equity Securities	1,650,797,868	11,584,839	—	1,662,382,707
Other
Investments of Cash Collateral Received for Securities on Loan	—	284,722,977	—	284,722,977
Total Other	—	284,722,977	—	284,722,977
Investments in Securities	1,650,797,868	296,307,816	—	1,947,105,684
Derivatives(c)
Assets
Forward Foreign Currency Exchange Contracts	—	475	—	475
Liabilities
Forward Foreign Currency Exchange Contracts	—	(599)	—	(599)
Total	$1,650,797,868	$296,307,692	$—	$1,947,105,560

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

(c)  Derivative instruments are valued at unrealized appreciation (depreciation).

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities – Columbia Marsico 21st Century Fund

February 29, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,273,026,968)	$1,662,382,707
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $237,306,889)	237,306,889
Repurchase agreements (identified cost $47,416,088)	47,416,088
Total investments (identified cost $1,557,749,945)	1,947,105,684
Cash	88,196
Unrealized appreciation on forward foreign currency exchange contracts	475
Receivable for:
Investments sold	117,124,038
Capital shares sold	913,729
Dividends	798,730
Interest	175,193
Reclaims	18,272
Prepaid expense	19,578
Total assets	2,066,243,895
Liabilities
Due upon return of securities on loan	284,722,977
Unrealized depreciation on forward foreign currency exchange contracts	599
Payable for:
Investments purchased	11,027,274
Capital shares purchased	7,867,746
Line of credit agreement	55,000,000
Line of credit interest expense	5,803
Investment management fees	33,116
Distribution and service fees	17,465
Transfer agent fees	638,149
Administration fees	10,640
Other expenses	313,591
Total liabilities	359,637,360
Net assets applicable to outstanding capital stock	$1,706,606,535

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Assets and Liabilities (continued) – Columbia Marsico 21st Century Fund

February 29, 2012

Represented by
Paid-in capital	$3,448,615,203
Excess of distributions over net investment income	(1,213,625)
Accumulated net realized loss	(2,130,147,570)
Unrealized appreciation (depreciation) on:
Investments	389,355,739
Foreign currency translations	(3,088)
Forward foreign currency exchange contracts	(124)
Total — representing net assets applicable to outstanding capital stock	$1,706,606,535
*Value of securities on loan	$276,279,733
Net assets applicable to outstanding shares
Class A	$811,889,547
Class B	$72,692,292
Class C	$342,020,648
Class R	$30,137,469
Class Z	$449,866,579
Shares outstanding
Class A	61,276,902
Class B	5,935,076
Class C	27,930,131
Class R	2,297,817
Class Z	33,140,791
Net asset value per share
Class A(a)	$13.25
Class B	$12.25
Class C	$12.25
Class R	$13.12
Class Z	$13.57

(a)  The maximum offering price per share for Class A is $14.06. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Operations – Columbia Marsico 21st Century Fund

Year ended February 29, 2012

Net investment income
Income:
Dividends	$26,712,452
Interest	19,282
Dividends from affiliates	2,809,817
Income from securities lending — net	1,843,274
Total income	31,384,825
Expenses:
Investment management fees	17,887,734
Distribution fees
Class B	641,226
Class C	3,349,901
Class R	166,493
Service fees
Class B	213,741
Class C	1,116,633
Distribution and service fees — Class A	2,984,467
Transfer agent fees
Class A	2,451,995
Class B	170,983
Class C	902,860
Class R	65,721
Class Z	2,019,435
Administration fees	5,963,877
Compensation of board members	61,452
Pricing and bookkeeping fees	59,721
Custodian fees	132,210
Printing and postage fees	547,741
Registration fees	148,025
Professional fees	71,959
Line of credit interest expense	5,803
Chief compliance officer expenses	385
Other	114,620
Total expenses	39,076,982
Expense reductions	(3,306)
Total net expenses	39,073,676
Net investment loss	(7,688,851)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	206,612,220
Investments — affiliated issuers	(37,595,609)
Foreign currency translations	(1,796,213)
Forward foreign currency exchange contracts	(381,717)
Net realized gain	166,838,681
Net change in unrealized appreciation (depreciation) on:
Investments	(507,820,873)
Foreign currency translations	3,230
Forward foreign currency exchange contracts	(124)
Net change in unrealized depreciation	(507,817,767)
Net realized and unrealized loss	(340,979,086)
Net decrease in net assets from operations	$(348,667,937)

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Changes in Net Assets – Columbia Marsico 21st Century Fund

	Year ended February 29, 2012	Year ended February 28, 2011
Operations
Net investment loss	$(7,688,851)	$(19,485,393)
Net realized gain	166,838,681	630,957,266
Net change in unrealized appreciation (depreciation)	(507,817,767)	113,691,781
Net increase (decrease) in net assets resulting from operations	(348,667,937)	725,163,654
Increase (decrease) in net assets from share transactions	(1,639,855,848)	(851,360,944)
Total decrease in net assets	(1,988,523,785)	(126,197,290)
Net assets at beginning of year	3,695,130,320	3,821,327,610
Net assets at end of year	$1,706,606,535	$3,695,130,320
Excess of distributions over net investment income	$(1,213,625)	$(1,779,018)

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Changes in Net Assets (continued) – Columbia Marsico 21st Century Fund

	Year ended February 29, 2012		Year ended February 28, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	9,300,938	118,588,125	13,938,171	173,735,086
Redemptions	(68,368,653)	(877,841,428)	(64,980,007)	(805,949,132)
Net decrease	(59,067,715)	(759,253,303)	(51,041,836)	(632,214,046)
Class B shares
Subscriptions	30,448	364,279	80,425	948,498
Redemptions(a)	(2,430,830)	(28,976,210)	(2,495,480)	(28,921,410)
Net decrease	(2,400,382)	(28,611,931)	(2,415,055)	(27,972,912)
Class C shares
Subscriptions	969,332	11,921,869	2,018,356	23,544,061
Redemptions	(17,334,797)	(205,030,554)	(18,259,296)	(211,083,337)
Net decrease	(16,365,465)	(193,108,685)	(16,240,940)	(187,539,276)
Class R shares
Subscriptions	589,190	7,450,288	934,045	11,543,977
Redemptions	(1,158,431)	(14,729,624)	(1,665,565)	(20,572,486)
Net decrease	(569,241)	(7,279,336)	(731,520)	(9,028,509)
Class Z shares
Subscriptions	26,656,902	364,029,006	34,981,539	442,143,636
Redemptions	(79,185,174)	(1,015,631,599)	(34,401,341)	(436,749,837)
Net increase (decrease)	(52,528,272)	(651,602,593)	580,198	5,393,799
Total net decrease	(130,931,075)	(1,639,855,848)	(69,849,153)	(851,360,944)

(a)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights – Columbia Marsico 21st Century Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$14.22		$11.63		$7.31		$14.55		$14.28
Income from investment operations:
Net investment income (loss)	(0.03)		(0.06)		(0.03)		0.01		0.02
Net realized and unrealized gain (loss)	(0.94)		2.65		4.35		(7.25)		0.77	(a)
Total from investment operations	(0.97)		2.59		4.32		(7.24)		0.79
Less distributions to shareholders from:
Net realized gains	—		—		—		—		(0.49)
Tax return of capital	—		—		—		—		(0.03)
Total distributions to shareholders	—		—		—		—		(0.52)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(b)	—
Net asset value, end of period	$13.25		$14.22		$11.63		$7.31		$14.55
Total return	(6.82%)		22.27	%(c)	59.10%		(49.76%)		5.16%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.37	%(e)	1.31%		1.31%		1.29%		1.22%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.37	%(e)(g)	1.31	%(g)	1.30	%(g)	1.25	%(g)	1.20	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.37%		1.31%		1.31%		1.29%		1.22%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.37	%(g)	1.31	%(g)	1.30	%(g)	1.25	%(g)	1.20	%(g)
Net investment income (loss)	(0.23	%)(g)	(0.47	%)(g)	(0.35	%)(g)	0.12	%(g)	0.15	%(g)
Supplemental data
Net assets, end of period (in thousands)	$811,890		$1,711,839		$1,993,000		$1,967,386		$5,062,299
Portfolio turnover	104%		87%		119%		152%		113%

Notes to Financial Highlights

(a)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)  Rounds to less than $0.01.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased the total return by less than 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights (continued) – Columbia Marsico 21st Century Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class B
Per share data
Net asset value, beginning of period	$13.25		$10.91		$6.92		$13.86		$13.73
Income from investment operations:
Net investment loss	(0.12)		(0.14)		(0.10)		(0.07)		(0.08)
Net realized and unrealized gain (loss)	(0.88)		2.48		4.09		(6.87)		0.73	(a)
Total from investment operations	(1.00)		2.34		3.99		(6.94)		0.65
Less distributions to shareholders from:
Net realized gains	—		—		—		—		(0.49)
Tax return of capital	—		—		—		—		(0.03)
Total distributions to shareholders	—		—		—		—		(0.52)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(b)	—
Net asset value, end of period	$12.25		$13.25		$10.91		$6.92		$13.86
Total return	(7.55%)		21.45	%(c)	57.66%		(50.07%)		4.34%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.12	%(e)	2.06%		2.06%		2.04%		1.97%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	2.12	%(e)(g)	2.06	%(g)	2.05	%(g)	2.00	%(g)	1.95	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.12%		2.06%		2.06%		2.04%		1.97%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	2.12	%(g)	2.06	%(g)	2.05	%(g)	2.00	%(g)	1.95	%(g)
Net investment loss	(0.97	%)(g)	(1.21	%)(g)	(1.10	%)(g)	(0.63	%)(g)	(0.56	%)(g)
Supplemental data
Net assets, end of period (in thousands)	$72,692		$110,427		$117,307		$95,889		$230,505
Portfolio turnover	104%		87%		119%		152%		113%

Notes to Financial Highlights

(a)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)  Rounds to less than $0.01.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased the total return by less than 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Marsico 21st Century Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class C
Per share data
Net asset value, beginning of period	$13.25		$10.91		$6.91		$13.86		$13.73
Income from investment operations:
Net investment loss	(0.12)		(0.14)		(0.10)		(0.07)		(0.09)
Net realized and unrealized gain (loss)	(0.88)		2.48		4.10		(6.88)		0.74	(a)
Total from investment operations	(1.00)		2.34		4.00		(6.95)		0.65
Less distributions to shareholders from:
Net realized gains	—		—		—		—		(0.49)
Tax return of capital	—		—		—		—		(0.03)
Total distributions to shareholders	—		—		—		—		(0.52)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(b)	—
Net asset value, end of period	$12.25		$13.25		$10.91		$6.91		$13.86
Total return	(7.55%)		21.45	%(c)	57.89%		(50.14%)		4.34%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.12	%(e)	2.06%		2.06%		2.04%		1.97%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	2.12	%(e)(g)	2.06	%(g)	2.05	%(g)	2.00	%(g)	1.95	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.12%		2.06%		2.06%		2.04%		1.97%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	2.12	%(g)	2.06	%(g)	2.05	%(g)	2.00	%(g)	1.95	%(g)
Net investment loss	(0.97	%)(g)	(1.22	%)(g)	(1.10	%)(g)	(0.63	%)(g)	(0.60	%)(g)
Supplemental data
Net assets, end of period (in thousands)	$342,021		$586,725		$660,457		$622,098		$1,418,014
Portfolio turnover	104%		87%		119%		152%		113%

Notes to Financial Highlights

(a)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)  Rounds to less than $0.01.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased the total return by less than 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Marsico 21st Century Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class R
Per share data
Net asset value, beginning of period	$14.11		$11.57		$7.29		$14.55		$14.32
Income from investment operations:
Net investment loss	(0.06)		(0.09)		(0.06)		(0.02)		(0.02)
Net realized and unrealized gain (loss)	(0.93)		2.63		4.34		(7.24)		0.77	(a)
Total from investment operations	(0.99)		2.54		4.28		(7.26)		0.75
Less distributions to shareholders from:
Net realized gains	—		—		—		—		(0.49)
Tax return of capital	—		—		—		—		(0.03)
Total distributions to shareholders	—		—		—		—		(0.52)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(b)	—
Net asset value, end of period	$13.12		$14.11		$11.57		$7.29		$14.55
Total return	(7.02%)		21.95	%(c)	58.71%		(49.90%)		4.87%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.62	%(e)	1.56%		1.56%		1.54%		1.47%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.62	%(e)(g)	1.56	%(g)	1.55	%(g)	1.50	%(g)	1.45	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.62%		1.56%		1.56%		1.54%		1.47%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.62	%(g)	1.56	%(g)	1.55	%(g)	1.50	%(g)	1.45	%(g)
Net investment loss	(0.46	%)(g)	(0.71	%)(g)	(0.59	%)(g)	(0.13	%)(g)	(0.15	%)(g)
Supplemental data
Net assets, end of period (in thousands)	$30,137		$40,468		$41,627		$42,429		$47,777
Portfolio turnover	104%		87%		119%		152%		113%

Notes to Financial Highlights

(a)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)  Rounds to less than $0.01.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased the total return by less than 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Marsico 21st Century Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class Z
Per share data
Net asset value, beginning of period	$14.54		$11.86		$7.44		$14.76		$14.45
Income from investment operations:
Net investment income (loss)	0.01		(0.03)		(0.01)		0.05		0.07
Net realized and unrealized gain (loss)	(0.98)		2.71		4.43		(7.37)		0.76	(a)
Total from investment operations	(0.97)		2.68		4.42		(7.32)		0.83
Less distributions to shareholders from:
Net investment income	—		—		(0.00	)(b)	—		—
Net realized gains	—		—		—		—		(0.49)
Tax return of capital	—		—		—		—		(0.03)
Total distributions to shareholders	—		—		(0.00	)(b)	—		(0.52)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(b)	—
Net asset value, end of period	$13.57		$14.54		$11.86		$7.44		$14.76
Total return	(6.67%)		22.60	%(c)	59.42%		(49.59%)		5.38%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.12	%(e)	1.06%		1.06%		1.04%		0.97%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.12	%(e)(g)	1.06	%(g)	1.05	%(g)	1.00	%(g)	0.95	%(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.12%		1.06%		1.06%		1.04%		0.97%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.12	%(g)	1.06	%(g)	1.05	%(g)	1.00	%(g)	0.95	%(g)
Net investment income (loss)	0.04	%(g)	(0.20	%)(g)	(0.10	%)(g)	0.37	%(g)	0.41	%(g)
Supplemental data
Net assets, end of period (in thousands)	$449,867		$1,245,671		$1,008,937		$870,875		$1,614,313
Portfolio turnover	104%		87%		119%		152%		113%

Notes to Financial Highlights

(a)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)  Rounds to less than $0.01.

(c)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased the total return by less than 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Notes to Financial Statements – Columbia Marsico 21st Century Fund
February 29, 2012

Note 1. Organization

Columbia Marsico 21st Century Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange

21

Columbia Marsico 21st Century Fund, February 29, 2012

rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations

22

Columbia Marsico 21st Century Fund, February 29, 2012

during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts for the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at February 29, 2012

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	$475	exchange contracts	$599

Effect of Derivative Instruments in the Statement of

Operations for the Year Ended February 29, 2012

Amount of Realized Gain (Loss) on Derivatives

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(381,717)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(124)

Volume of Derivative Instruments for the Year

Ended February 29, 2012

Contracts Opened
Forward Foreign Currency Exchange Contracts	15

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

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Columbia Marsico 21st Century Fund, February 29, 2012

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

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Columbia Marsico 21st Century Fund, February 29, 2012

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The primary responsibility for the day-to-day portfolio management of the Fund is provided by the Fund's subadviser (see Subadvisory Agreement below). The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.75% to 0.56% as the Fund's net assets increase. The effective management fee rate for the year ended February 29, 2012 was 0.66% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the Investment Manager has contractually agreed to waive a portion of its management fee through June 30, 2012. In the absence of a separate contractual expense limitation arrangement, the management fee waiver for the Fund would be calculated as follows:

Fund Average Daily Net Assets*	Management Fee Waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05
Assets in excess of $21 billion	0.10

*  For purposes of the calculation, "Assets" are aggregate assets of the Fund and other affiliated funds managed by the Investment Manager and sub-advised by Marsico Capital Management, LLC.

For the year ended February 29, 2012, no management fees were waived for the Fund.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investments of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.22% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other

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Columbia Marsico 21st Century Fund, February 29, 2012

expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $8,387.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund's expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the year ended February 29, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.20
Class C	0.20
Class R	0.20
Class Z	0.21

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2012, these minimum account balance fees reduced total expenses by $3,296.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also required the payment of a monthly service fee at the

26

Columbia Marsico 21st Century Fund, February 29, 2012

maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $319,820 for Class A, $167,571 for Class B and $15,487 for Class C for the year ended February 29, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.45%
Class B	2.20
Class C	2.20
Class R	1.70
Class Z	1.20

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended February 29, 2012, these differences are primarily due to differing treatment for net operating loss reclassifications, deferral/reversal of wash sales, recognition of unrealized appreciation (depreciation) for certain derivative investments, late year ordinary losses, capital loss carryforward and deferred trustees expense. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$8,254,244
Accumulated net realized loss	2,177,929
Paid-in capital	(10,432,173)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the years ended 2011 and 2012 there were no distributions.

At February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Unrealized appreciation	374,386,701

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Columbia Marsico 21st Century Fund, February 29, 2012

At February 29, 2012, the cost of investments for federal income tax purposes was $1,572,718,983 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$390,309,996
Unrealized depreciation	(15,923,295)
Net unrealized appreciation	$374,386,701

The following capital loss carryforward, determined at February 29, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$588,195,840
2018	1,526,982,692
Total	$2,115,178,532

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended February 29, 2012, $67,610,199 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2012, the Fund will elect to treat late year ordinary losses of $1,154,810 as arising on March 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information
The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,776,799,289 and $4,285,623,421, respectively, for the year ended February 29, 2012.

Note 6. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At February 29, 2012, securities valued at $276,279,733 were on loan, secured by cash collateral of $284,722,977 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the

28

Columbia Marsico 21st Century Fund, February 29, 2012

securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 29, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period March 1, 2011 through July 11, 2011, custody credits reduced total expenses by $10.

Note 8. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At February 29, 2012, one unaffiliated shareholder account owned 15.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

29

Columbia Marsico 21st Century Fund, February 29, 2012

Prior to July 11, 2011, the Fund and certain other funds managed by the Investment Manager participated in a committed, unsecured revolving credit facility provided by State Street. For the period June 27, 2011 through July 8, 2011, the collective borrowing amount of the credit facility was $100 million. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. For the year ended February 29, 2012, the average daily loan balance outstanding on days when borrowing existed was $14,627,273 at a weighted average interest rate of 1.34%. At February 29, 2012, the Fund had an outstanding balance of $55,000,000 on the line of credit as disclosed on the Statement of Assets and Liabilities.

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to

30

Columbia Marsico 21st Century Fund, February 29, 2012

the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgement by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Marsico 21st Century Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico 21st Century Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2012

32

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

33

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

34

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

35

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Director Digital Ally, Inc. (digital imaging); Director Infinity, Inc. (oil and gas exploration and production); Director OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

36

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nation Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

37

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

38

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

39

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40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Marsico 21st Century Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

41

Columbia Marsico 21st Century Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1231 C (4/12)

Columbia Marsico Focused Equities Fund

Annual Report for the Period Ended February 29, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Fund Expense Example	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	11

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	31

Federal Income Tax Information	32

Fund Governance	33

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Americans were dispirited in the fourth quarter of 2011 by Washington's inability to reach a plan for deficit reduction and Europe's piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news to encourage risk taking, buoying both stocks and bonds to solid gains.

U.S. economic data surprised on the upside and fears of recession abated. With the bar of expectations set low, investors responded positively to the announcement that the economy had expanded by 1.8% in the third quarter. Consumer confidence improved, even though consumers remain under pressure with no real increase in disposable income and a continued decline in household net worth. Headline inflation—which tracks a broad range of consumer expenditures, including food and energy—declined. Even manufacturing held its ground.

Against this backdrop, the U.S. equity markets logged solid returns. The S&P 500 Index gained 11.82%, moving into positive territory for the year with quarterly advances in all ten sectors. Mid- and small-cap stocks did even better. Value outperformed growth across all market capitalizations. Energy stocks led the market, as the price of oil moved above $100 a barrel in December. Industrials and materials stocks rose, buoyed by improving economic data. The U.S. fixed-income markets logged modest but solid returns. High-yield bonds were the best performers as the economy showed signs of improvement. Emerging market bonds were strong performers, as inflation came under control in key regions. Municipal bonds and Treasuries eked out only modest gains, as investors moved away from quality in favor of riskier assets.

While fourth quarter gains were encouraging, challenges still remain. Columbia Management, however, remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $326 billion under management as of December 31, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The strong line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of December 31, 2011, Columbia Management offers 52 funds rated either 4 or 5 stars by Morningstar.*

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

*All ratings are based on Class Z shares as of 12/31/2011. Out of 119 Class Z share Columbia funds rated by Morningstar, 7 funds received a 5-star Overall Rating and 45 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges/loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. ©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Marsico Focused Equities Fund

Summary

■  For the 12-month period that ended February 29, 2012, the fund's Class A shares returned 4.26% without sales charge.

■  The fund's benchmark, the S&P 500 Index, returned 5.12%.1

■  The fund was underrepresented in the strongest performing sectors of the S&P 500 Index. Stock selection in the energy and materials sectors also detracted from results.

Portfolio Management

Thomas F. Marsico has managed the fund since December 1997 and is Chief Investment Officer of Marsico Capital Management, LLC (Marsico), investment subadviser to the fund. In 2010, A. Douglas Rao and Coralie Witter joined Thomas F. Marsico as co-managers of the fund.

Columbia Management Investment Advisers, LLC (the Investment Manager) retained Marsico to serve as investment subadviser to the Columbia Marsico funds. As an investment subadviser, Marsico makes the investment decisions and manages all or a portion of the fund. Marsico is an investment adviser registered with the Securities and Exchange Commission. Marsico is not affiliated with the Investment Manager.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/12

+4.26%

Class A shares (without sales charge)

+5.12%

S&P 500 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Marsico Focused Equities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/02 – 02/29/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Focused Equities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/02 – 02/29/12 ($)

Sales charge	without	with
Class A	16,612	15,661
Class B	15,400	15,400
Class C	15,413	15,413
Class I*	16,773	n/a
Class Z	17,027	n/a

Average annual total return as of 02/29/12 (%)

Share class	A		B		C		I*	Z
Inception	12/31/97		12/31/97		12/31/97		09/27/10	12/31/97
Sales charge	without	with	without	with	without	with	without	without
1-year	4.26	–1.76	3.44	–1.56	3.47	2.49	5.04	4.51
5-year	2.57	1.36	1.80	1.43	1.81	1.81	2.77	2.84
10-year	5.21	4.59	4.41	4.41	4.42	4.42	5.31	5.47

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class I shares and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class I shares and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund's Class A shares, the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

2

Fund Expense Example – Columbia Marsico Focused Equities Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

09/01/11 – 02/29/12

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,119.70	1,017.85	7.43	7.07	1.41
Class B	1,000.00	1,000.00	1,115.40	1,014.02	11.47	10.92	2.18
Class C	1,000.00	1,000.00	1,115.50	1,014.12	11.36	10.82	2.16
Class I	1,000.00	1,000.00	1,122.80	1,020.39	4.75	4.52	0.90
Class Z	1,000.00	1,000.00	1,121.00	1,019.14	6.06	5.77	1.15

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

3

Portfolio Managers' Report – Columbia Marsico Focused Equities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/12 ($)

Class A	24.18
Class B	21.88
Class C	21.96
Class I	24.81
Class Z	24.73

Distributions declared per share

03/01/11 – 02/29/12 ($)

Class A	0.32
Class B	0.31
Class C	0.31
Class I	0.40
Class Z	0.37

For the 12-month period that ended February 29, 2012, the fund's Class A shares returned 4.26% without sales charge. The fund's benchmark, the S&P 500 Index, returned 5.12%. Stock selection and an overweight in the consumer discretionary sector aided results, as did a reduction in the fund's stake in the financials sector. However, overall sector allocations detracted from performance, as the fund had lower exposure to the best-performing sectors of the S&P 500. Several energy and materials holdings hurt results as well.

U.S. economy picks up momentum

During the first half of the 12-month period, a series of natural disasters in Japan, Europe's debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster and job growth was disappointing. However, the pace of growth picked up in the second half of the period and, as fears of a lapse back into recession faded, prospects brightened. Consumer confidence improved even though consumers remain under pressure, with no real increase in disposable income and a continued decline in household net worth. The labor markets added more than a million new jobs from September 2011 through February 2012, and the jobless rate fell to 8.3%. A modest slowdown in manufacturing activity late in the summer of 2011 raised concern that this lynchpin of the recovery was ready to turn downward. However, manufacturing activity stabilized and the manufacturing expansion continued into 2012. Housing continues to be the one nagging weak spot in the economy. Yet, home sales edged modestly higher over the year, and there is hope that a bottom in the housing market is in sight.

Sector positioning, stock selection detract

Against this economic backdrop, the fund had few investments in the three strongest-performing sectors of the S&P 500 Index: utilities, consumer staples and health care. This positioning hurt performance. In addition, a number of individual stocks in the energy and materials sectors were disappointing. In the latter, oil field service provider Halliburton (2.7% of net assets) and natural gas and oil firm EOG Resources posted double-digit negative returns. We sold EOG Resources from the portfolio. The prospects of slower global economic growth put downward pressure on the stock prices of many materials companies. Fund holdings Freeport-McMoRan Copper & Gold and Dow Chemical (1.2% and 2.4% of net assets, respectively) both succumbed to steep price declines. In the health care sector, Agilent Technologies, the world's largest test and measurement firm, had a negative return and was sold from the fund.

Stock selection and consumer discretionary exposure positive

Stock selection in the information technology and industrials sectors benefited fund performance. Within information technology, financial transactions processor Visa, Chinese internet search company Baidu and consumer electronics firm Apple (4.0%, 3.6% and 8.2% of net assets, respectively) each appreciated significantly. In industrials, Goodrich, which is among the world's largest suppliers of components and services to the aviation markets, engine company Cummins (3.3% of net assets) and Union Pacific, the largest public railroad in the US (2.9% of net assets) were strong contributors to performance. We sold Goodrich from the portfolio.

Fund results benefited from both an overweight position in the consumer discretionary sector (a strong performer in the S&P 500 Index) and from stock selection in that sector. Specialty coffee retailer Starbucks, restaurant operator Chipotle Mexican Grill

4

Portfolio Managers' Report (continued) – Columbia Marsico Focused Equities Fund and online travel reservations company priceline.com (3.7%, 2.1% and 3.4% of net assets, respectively) were notably strong performers.

We viewed the regulatory climate for the financial services sector as becoming considerably more complex and significantly reduced the fund's allocation to the area during the period. This decision aided performance as the sector was the weakest performer in the S&P 500 Index.

Portfolio activity

During the 12-month period, we undertook a number of steps aimed at reducing the fund's emphasis on economically-sensitive companies. We pared exposure to industrials, materials and the commodity complex and pulled back significantly from financial stocks. We increased investments in companies that we believe have durable franchises with dependable revenue streams that we think are capable of compounding their earnings growth even in a choppy economic environment. These companies span a variety of industries but share several common factors, such as an established global footprint, high quality assets, solid top-line unit growth and an ability to gain market share.

Looking ahead

By the end of the period, we sought to position the portfolio to reflect uncertainty in Europe balanced against a more constructive scenario in which the euro zone stabilizes and global growth is reaccelerated. Hence, a number of holdings are more defensive in nature, with business models that have proven to be less susceptible to adverse macroeconomic conditions and with the potential for generating solid top-line growth and dependable revenues. Another segment of the portfolio is represented by cyclical companies that should benefit if the euro zone moves closer to a solution and global economic conditions continue to improve. A final segment of the portfolio consists of stocks selected from a purely bottom-up perspective, which we view as unique stories and compelling investments.

Source for all statistical data—Columbia Management Investment Advisers, LLC.

Source for all stock-specific commentary—Marsico Capital Management, LLC.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

The fund normally invests in a core portfolio of 20-30 common stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to a greater risk than a fund that is more fully diversified.

International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio Breakdown1

as of 02/29/12 (%)

Consumer Discretionary	30.1
Consumer Staples	3.0
Energy	9.3
Financials	7.3
Health Care	8.2
Industrials	8.6
Information Technology	22.7
Materials	6.2
Other[2]	4.6

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

2Includes investments in affiliated money market fund.

Top Ten Holdings1

as of 02/29/12 (%)

Apple, Inc.	8.4
Visa, Inc., Class A	4.1
Wynn Resorts Ltd.	4.0
Nike, Inc., Class B	3.9
Starbucks Corp.	3.8
Baidu, Inc., ADR	3.7
priceline.com, Inc.	3.5
Allergan, Inc.	3.4
QUALCOMM, Inc.	3.4
Cummins, Inc.	3.4

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and affiliated money market fund).

Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed.

The fund's holdings and their weights within the portfolio may change as market conditions change.

5

Portfolio of Investments – Columbia Marsico Focused Equities Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 97.4%
CONSUMER DISCRETIONARY 30.8%
Automobiles 0.7%
Tesla Motors, Inc.(a)(b)	508,567	$16,991,223
Hotels, Restaurants & Leisure 12.2%
Chipotle Mexican Grill, Inc.(a)(b)	134,970	52,667,993
McDonald's Corp.	622,478	61,799,616
Starbucks Corp.	1,858,665	90,256,773
Wynn Resorts Ltd.	804,184	95,327,971
Total		300,052,353
Internet & Catalog Retail 3.5%
priceline.com, Inc.(b)	134,794	84,518,534
Media 4.9%
British Sky Broadcasting Group PLC	4,314,867	45,992,298
Time Warner, Inc.	1,971,857	73,372,799
Total		119,365,097
Multiline Retail 2.4%
Dollar General Corp.(b)	1,423,212	59,860,297
Specialty Retail 3.3%
Home Depot, Inc. (The)	1,378,542	65,577,243
TJX Companies, Inc.	399,994	14,643,780
Total		80,221,023
Textiles, Apparel & Luxury Goods 3.8%
Nike, Inc., Class B	862,092	93,036,969
TOTAL CONSUMER DISCRETIONARY		754,045,496
CONSUMER STAPLES 3.1%
Food Products 3.1%
Mead Johnson Nutrition Co.	968,929	75,334,230
TOTAL CONSUMER STAPLES		75,334,230
ENERGY 9.5%
Energy Equipment & Services 2.7%
Halliburton Co.	1,816,561	66,467,967
Oil, Gas & Consumable Fuels 6.8%
Anadarko Petroleum Corp.	492,901	41,462,832
Kinder Morgan, Inc.(a)	1,355,973	47,784,488
Occidental Petroleum Corp.	743,805	77,630,928
Total		166,878,248
TOTAL ENERGY		233,346,215
FINANCIALS 7.4%
Commercial Banks 4.8%
U.S. Bancorp	1,905,626	56,025,404
Wells Fargo & Co.	1,975,319	61,807,732
Total		117,833,136
Consumer Finance 2.6%
American Express Co.	1,215,541	64,289,963
TOTAL FINANCIALS		182,123,099
HEALTH CARE 8.4%
Biotechnology 3.2%
Biogen Idec, Inc.(b)	673,689	78,464,558

Issuer	Shares	Value
Common Stocks (continued)
HEALTH CARE (cont.)
Pharmaceuticals 5.2%
Allergan, Inc.	898,990	$80,540,514
Bristol-Myers Squibb Co.	1,413,900	45,485,163
Total		126,025,677
TOTAL HEALTH CARE		204,490,235
INDUSTRIALS 8.7%
Aerospace & Defense 2.5%
Precision Castparts Corp.	373,088	62,466,124
Machinery 3.3%
Cummins, Inc.(a)	663,387	79,984,570
Road & Rail 2.9%
Union Pacific Corp.	648,200	71,464,050
TOTAL INDUSTRIALS		213,914,744
INFORMATION TECHNOLOGY 23.2%
Communications Equipment 3.3%
QUALCOMM, Inc.	1,289,456	80,178,374
Computers & Peripherals 8.2%
Apple, Inc.(b)	370,664	201,062,980
Internet Software & Services 5.8%
Baidu, Inc., ADR(b)	637,401	87,132,716
Google, Inc., Class A(b)	88,779	54,887,617
Total		142,020,333
IT Services 5.9%
Accenture PLC, Class A	798,038	47,515,183
Visa, Inc., Class A	838,587	97,586,369
Total		145,101,552
TOTAL INFORMATION TECHNOLOGY		568,363,239
MATERIALS 6.3%
Chemicals 5.1%
Dow Chemical Co. (The)	1,758,793	58,937,153
Monsanto Co.	838,181	64,858,446
Total		123,795,599
Metals & Mining 1.2%
Freeport-McMoRan Copper & Gold, Inc.	716,433	30,491,389
TOTAL MATERIALS		154,286,988
Total Common Stocks (Cost: $1,794,035,388)		$2,385,904,246
Money Market Funds 4.7%
Columbia Short-Term Cash Fund, 0.166%(c)(d)	115,542,763	115,542,763
Total Money Market Funds (Cost: $115,542,763)		$115,542,763

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Marsico Focused Equities Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Principal	Value
Investments of Cash Collateral Received for Securities on Loan 5.6%
Asset-Backed Commercial Paper 0.9%
Antalis US Funding Corp. 03/01/12	0.350%	$7,999,456	$7,999,456
Rhein-Main Securitisation Ltd. 05/14/12	0.822%	4,990,661	4,990,661
Tasman Funding, Inc. 03/23/12	0.320%	4,998,711	4,998,711
Total			17,988,828
Certificates of Deposit 1.0%
ABM AMRO Bank N.V. 03/21/12	0.310%	4,998,752	4,998,752
Australia and New Zealand Bank Group, Ltd. 03/09/12	0.500%	3,000,000	3,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts 03/09/12	0.330%	1,500,000	1,500,000
Hong Kong Shanghai Bank Corp., Ltd. 03/12/12	0.250%	2,000,000	2,000,000
Mitsubishi UFJ Trust and Banking Corp. 05/31/12	0.390%	5,000,064	5,000,064
National Australia Bank 08/16/12	0.344%	3,000,000	3,000,000
Skandinaviska Enskilda Banken 04/16/12	0.360%	3,000,000	3,000,000
Standard Chartered Bank PLC 03/05/12	0.630%	3,000,000	3,000,000
Total			25,498,816
Commercial Paper 0.5%
Skandinaviska Enskilda Banken AB 03/27/12	0.400%	1,998,644	1,998,644
Societe Generale 03/06/12	0.320%	4,999,689	4,999,689
State Development Bank of NorthRhine-Westphalia 03/13/12	0.240%	3,999,227	3,999,227
Total			10,997,560

Issuer	Effective Yield	Principal	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements 3.2%
Citigroup Global Markets, Inc.(e) dated 02/29/12, matures 03/01/12, repurchase price $5,000,018	0.130%	$5,000,000	$5,000,000
repurchase price $10,000,036	0.130%	10,000,000	10,000,000
Credit Suisse Securities (USA) LLC dated 02/29/12, matures 03/01/12, repurchase price $11,722,359(e)	0.160%	11,722,307	11,722,307
Mizuho Securities USA, Inc. dated 02/29/12, matures 03/01/12, repurchase price $15,000,092(e)	0.220%	15,000,000	15,000,000
Morgan Stanley dated 02/29/12, matures 03/01/12, repurchase price $5,000,025(e)	0.180%	5,000,000	5,000,000
Natixis Financial Products, Inc. dated 02/29/12, matures 03/01/12, repurchase price $12,000,073(e)	0.220%	12,000,000	12,000,000
RBS Securities, Inc.(e) dated 02/29/12, matures 03/01/12, repurchase price $10,000,056	0.200%	10,000,000	10,000,000
Societe Generale(e) dated 02/29/12, matures 03/01/12, repurchase price $10,000,053	0.190%	10,000,000	10,000,000
Total			78,722,307
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $133,207,511)			$133,207,511
Total Investments (Cost: $2,042,785,662)			$2,634,654,520
Other Assets & Liabilities, Net			(182,863,353)
Net Assets			$2,451,791,167

Notes to Portfolio of Investments

(a)  At February 29, 2012, security was partially or fully on loan.

(b)  Non-income producing.

(c)  The rate shown is the seven-day current annualized yield at February 29, 2012.

(d)  Investments in affiliates during the year ended February 29, 2012:

Issuer	Beginning Cost	Purchase	Sales Proceeds	Realized Gain/Loss	Ending Cost	Dividends	Value
Columbia Short-Term Cash Fund	$—	$847,604,335	$(732,061,572)	$—	$115,542,763	$109,502	$115,542,763

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Marsico Focused Equities Fund

February 29, 2012

Notes to Portfolio of Investments (continued)

(e)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Citigroup Global Markets, Inc. (0.130%)

Security Description	Value
Fannie Mae REMICS	$2,392,734
Fannie Mae-Aces	264,929
Freddie Mac REMICS	1,919,413
Government National Mortgage Association	522,924
Total Market Value of Collateral Securities	$5,100,000

Citigroup Global Markets, Inc. (0.130%)

Security Description	Value
Fannie Mae REMICS	$4,785,468
Fannie Mae-Aces	529,857
Freddie Mac REMICS	3,838,826
Government National Mortgage Association	1,045,849
Total Market Value of Collateral Securities	$10,200,000

Credit Suisse Securities (USA) LLC (0.160%)

Security Description	Value
Ginnie Mae I Pool	$8,392,033
Ginnie Mae II Pool	3,564,747
Total Market Value of Collateral Securities	$11,956,780

Mizuho Securities USA, Inc. (0.220%)

Security Description	Value
Fannie Mae Pool	$4,846,025
Freddie Mac Gold Pool	79,288
Freddie Mac REMICS	896,570
Ginnie Mae I Pool	6,003,995
Ginnie Mae II Pool	2,863,894
Government National Mortgage Association	610,228
Total Market Value of Collateral Securities	$15,300,000

Morgan Stanley (0.180%)

Security Description	Value
Freddie Mac Gold Pool	$2,725,246
Freddie Mac Non Gold Pool	2,374,754
Total Market Value of Collateral Securities	$5,100,000

Natixis Financial Products, Inc. (0.220%)

Security Description	Value
Fannie Mae Pool	$603,681
Fannie Mae REMICS	4,496,013
Freddie Mac Gold Pool	552,722
Freddie Mac REMICS	2,651,066
Government National Mortgage Association	791,339
United States Treasury Note/Bond	3,145,254
Total Market Value of Collateral Securities	$12,240,075

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Marsico Focused Equities Fund

February 29, 2012

Notes to Portfolio of Investments (continued)

RBS Securities, Inc. (0.200%)

Security Description	Value
United States Treasury Note/Bond	$10,200,038
Total Market Value of Collateral Securities	$10,200,038

Societe Generale (0.190%)

Security Description	Value
Fannie Mae REMICS	$2,591,448
Freddie Mac REMICS	3,932,796
Freddie Mac Strips	257,306
Government National Mortgage Association	3,418,450
Total Market Value of Collateral Securities	$10,200,000
Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements—Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Marsico Focused Equities Fund

February 29, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of February 29, 2012:

	Fair value at February 29, 2012
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total(b)
Equity Securities
Common Stocks
Consumer Discretionary	$708,053,198	$45,992,298	$—	$754,045,496
Consumer Staples	75,334,230	—	—	75,334,230
Energy	233,346,215	—	—	233,346,215
Financials	182,123,099	—	—	182,123,099
Health Care	204,490,235	—	—	204,490,235
Industrials	213,914,744	—	—	213,914,744
Information Technology	568,363,239	—	—	568,363,239
Materials	154,286,988	—	—	154,286,988
Total Equity Securities	2,339,911,948	45,992,298	—	2,385,904,246
Other
Money Market Funds	115,542,763	—	—	115,542,763
Investments of Cash Collateral Received for Securities on Loan	—	133,207,511	—	133,207,511
Total Other	115,542,763	133,207,511	—	248,750,274
Total	$2,455,454,711	$179,199,809	$—	$2,634,654,520

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities – Columbia Marsico Focused Equities Fund

February 29, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,794,035,388)	$2,385,904,246
Affiliated issuers (identified cost $115,542,763)	115,542,763
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $54,485,204)	54,485,204
Repurchase agreements (identified cost $78,722,307)	78,722,307
Total investments (identified cost $2,042,785,662)	2,634,654,520
Foreign currency (identified cost $36)	37
Receivable for:
Investments sold	8,430,568
Capital shares sold	3,863,482
Dividends	2,756,200
Interest	476,801
Prepaid expense	15,735
Other assets	3,296
Total assets	2,650,200,639
Liabilities
Due upon return of securities on loan	133,207,511
Payable for:
Investments purchased	59,097,170
Capital shares purchased	5,181,988
Investment management fees	44,507
Distribution and service fees	15,673
Transfer agent fees	447,952
Administration fees	14,817
Other expenses	399,854
Total liabilities	198,409,472
Net assets applicable to outstanding capital stock	$2,451,791,167

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Assets and Liabilities (continued) – Columbia Marsico Focused Equities Fund

February 29, 2012

Represented by
Paid-in capital	$1,752,025,602
Overdistributed net investment income	(65,661)
Accumulated net realized gain	107,962,273
Unrealized appreciation (depreciation) on:
Investments	591,868,858
Foreign currency translations	95
Total — representing net assets applicable to outstanding capital stock	$2,451,791,167
*Value of securities on loan	$129,901,081
Net assets applicable to outstanding shares
Class A	$1,137,239,954
Class B	$23,744,547
Class C	$262,047,879
Class I	$3,002
Class Z	$1,028,755,785
Shares outstanding
Class A	47,034,130
Class B	1,085,096
Class C	11,935,267
Class I	121
Class Z	41,598,831
Net asset value per share
Class A(a)	$24.18
Class B	$21.88
Class C	$21.96
Class I	$24.81
Class Z	$24.73

(a)  The maximum offering price per share for Class A is $25.66. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Operations – Columbia Marsico Focused Equities Fund

Year ended February 29, 2012

Net investment income
Income:
Dividends	$35,311,465
Interest	16,342
Dividends from affiliates	109,502
Income from securities lending — net	1,578,129
Foreign taxes withheld	(113,695)
Total income	36,901,743
Expenses:
Investment management fees	16,803,385
Distribution fees
Class B	237,747
Class C	2,021,377
Service fees
Class B	79,250
Class C	673,786
Distribution and service fees — Class A	2,961,588
Transfer agent fees
Class A	2,338,222
Class B	64,524
Class C	532,877
Class Z	2,092,556
Administration fees	5,553,522
Compensation of board members	53,453
Pricing and bookkeeping fees	57,903
Custodian fees	65,385
Printing and postage fees	395,104
Registration fees	92,049
Professional fees	73,125
Chief compliance officer expenses	392
Other	115,501
Total expenses	34,211,746
Expense reductions	(7,489)
Total net expenses	34,204,257
Net investment income	2,697,486
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	300,120,594
Foreign currency translations	(3,838)
Net realized gain	300,116,756
Net change in unrealized appreciation (depreciation) on:
Investments	(219,767,938)
Foreign currency translations	95
Net change in unrealized depreciation	(219,767,843)
Net realized and unrealized gain	80,348,913
Net increase in net assets resulting from operations	$83,046,399

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Changes in Net Assets – Columbia Marsico Focused Equities Fund

	Year ended February 29, 2012	Year ended February 28, 2011(a)
Operations
Net investment income	$2,697,486	$451,679
Net realized gain	300,116,756	355,221,185
Net change in unrealized appreciation (depreciation)	(219,767,843)	234,751,445
Net increase in net assets resulting from operations	83,046,399	590,424,309
Distributions to shareholders from:
Net investment income
Class A	(573,926)	—
Class I	(11)	(7,895)
Class Z	(2,594,756)	(1,790,234)
Net realized gains
Class A	(14,846,323)	—
Class B	(389,717)	—
Class C	(3,789,432)	—
Class I	(37)	—
Class Z	(13,503,688)	—
Total distributions to shareholders	(35,697,890)	(1,798,129)
Increase (decrease) in net assets from share transactions	(445,676,081)	(694,899,268)
Total decrease in net assets	(398,327,572)	(106,273,088)
Net assets at beginning of year	2,850,118,739	2,956,391,827
Net assets at end of year	$2,451,791,167	$2,850,118,739
Overdistributed net investment income	$(65,661)	$—

(a)  Class I shares are for the period September 27, 2010 (commencement of operations) to February 28, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Changes in Net Assets (continued) – Columbia Marsico Focused Equities Fund

	Year ended February 29, 2012		Year ended February 28, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	8,090,553	184,044,149	9,963,643	207,634,441
Distributions reinvested	528,991	11,637,803	—	—
Redemptions	(19,811,566)	(453,046,764)	(35,990,551)	(723,569,817)
Net decrease	(11,192,022)	(257,364,812)	(26,026,908)	(515,935,376)
Class B shares
Subscriptions	22,816	462,254	13,532	260,647
Distributions reinvested	7,804	155,680	—	—
Redemptions(b)	(1,049,502)	(21,648,084)	(1,513,860)	(28,578,982)
Net decrease	(1,018,882)	(21,030,150)	(1,500,328)	(28,318,335)
Class C shares
Subscriptions	514,678	10,608,656	687,503	13,179,244
Distributions reinvested	84,636	1,693,561	—	—
Redemptions	(2,811,937)	(58,086,548)	(3,573,230)	(67,265,749)
Net decrease	(2,212,623)	(45,784,331)	(2,885,727)	(54,086,505)
Class I shares
Subscriptions	32,484	791,497	1,269,141	29,036,582
Distributions reinvested	—	—	343	7,887
Redemptions	(1,232,495)	(29,338,948)	(69,352)	(1,626,838)
Net increase (decrease)	(1,200,011)	(28,547,451)	1,200,132	27,417,631
Class Z shares
Subscriptions	10,118,134	240,278,094	11,640,322	247,955,191
Distributions reinvested	584,625	13,148,224	59,617	1,370,596
Redemptions	(14,883,910)	(346,375,655)	(17,270,945)	(373,302,470)
Net decrease	(4,181,151)	(92,949,337)	(5,571,006)	(123,976,683)
Total net decrease	(19,804,689)	(445,676,081)	(34,783,837)	(694,899,268)

(a)  Class I shares are for the period September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights – Columbia Marsico Focused Equities Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Feb. 29,	Year ended Feb. 28,					Year ended Feb. 29,		Year ended March 31,
	2012	2011		2010		2009	2008(a)(b)(c)		2007(c)
Class A
Per share data
Net asset value, beginning of period	$23.53	$18.99		$12.76		$21.59	$21.81		$21.10
Income from investment operations:
Net investment income (loss)	0.02	0.00	(d)	0.01		0.07	0.02		(0.04)
Net realized and unrealized gain (loss)	0.95	4.54		6.25		(8.86)	0.02		0.75
Total from investment operations	0.97	4.54		6.26		(8.79)	0.04		0.71
Less distributions to shareholders from:
Net investment income	(0.01)	—		(0.02)		(0.04)	—		—
Net realized gains	(0.31)	—		—		—	(0.26)		—
Tax return of capital	—	—		(0.01)		—	—		—
Total distributions to shareholders	(0.32)	—		(0.03)		(0.04)	(0.26)		—
Proceeds from regulatory settlement	—	—		0.00	(d)	—	—		—
Net asset value, end of period	$24.18	$23.53		$18.99		$12.76	$21.59		$21.81
Total return	4.26%	23.91%		49.12%		(40.73%)	0.00	%(e)	3.36%
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.36%	1.30	%(h)	1.31	%(h)	1.31%	1.25	%(h)(i)	1.28%
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)(j)	1.36%	1.30	%(h)	1.30	%(h)	1.26%	1.22	%(h)(i)	1.24%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.36%	1.30%		1.31%		1.31%	1.25	%(i)	1.28%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)(j)	1.36%	1.30%		1.30%		1.26%	1.22	%(i)	1.24%
Net investment income (loss)(g)	0.09%	0.01%		0.03%		0.37%	0.11	%(i)	(0.19%)
Supplemental data
Net assets, end of period (in thousands)	$1,137,240	$1,370,199		$1,599,661		$1,312,382	$2,524,540		$2,488,288
Portfolio turnover	90%	77%		77%		85%	0	%(e)(k)	—
Turnover of Columbia Marsico Focused Equities Master Portfolio	—	—		—		—	82%		52%

Notes to Financial Highlights

(a)  For the period from April 1, 2007 to February 29, 2008. During the period, the Fund's fiscal year end was changed from March 31 to February 29.

(b)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(c)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(d)  Rounds to less than $0.01.

(e)  Rounds to less than 0.01%.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Includes interest expense which rounds to less than 0.01%.

(i)  Annualized.

(j)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(k)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights (continued) – Columbia Marsico Focused Equities Fund

	Year ended Feb. 29,	Year ended Feb. 28,					Year ended Feb. 29,		Year ended March 31,
	2012	2011		2010		2009	2008(a)(b)(c)		2007(c)
Class B
Per share data
Net asset value, beginning of period	$21.48	$17.46		$11.80		$20.07	$20.42		$19.91
Income from investment operations:
Net investment loss	(0.15)	(0.14)		(0.11)		(0.07)	(0.13)		(0.17)
Net realized and unrealized gain (loss)	0.86	4.16		5.77		(8.20)	0.04		0.68
Total from investment operations	0.71	4.02		5.66		(8.27)	(0.09)		0.51
Less distributions to shareholders from:
Net realized gains	(0.31)	—		—		—	(0.26)		—
Tax return of capital	—	—		(0.00	)(d)	—	—		—
Total distributions to shareholders	(0.31)	—		(0.00	)(d)	—	(0.26)		—
Proceeds from regulatory settlement	—	—		0.00	(d)	—	—		—
Net asset value, end of period	$21.88	$21.48		$17.46		$11.80	$20.07		$20.42
Total return	3.44%	23.02%		48.02%		(41.21%)	(0.64%)		2.56%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.12%	2.05	%(g)	2.06	%(g)	2.06%	2.00	%(g)(h)	2.03%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)(i)	2.12%	2.05	%(g)	2.05	%(g)	2.01%	1.97	%(g)(h)	1.99%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.12%	2.05%		2.06%		2.06%	2.00	%(h)	2.03%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)(i)	2.12%	2.05%		2.05%		2.01%	1.97	%(h)	1.99%
Net investment loss(f)	(0.70%)	(0.74%)		(0.72%)		(0.40%)	(0.67	%)(h)	(0.85%)
Supplemental data
Net assets, end of period (in thousands)	$23,745	$45,196		$62,935		$64,937	$196,114		$348,836
Portfolio turnover	90%	77%		77%		85%	0	%(j)(k)	—
Turnover of Columbia Marsico Focused Equities Master Portfolio	—	—		—		—	82%		52%

Notes to Financial Highlights

(a)  For the period from April 1, 2007 to February 29, 2008. During the period, the Fund's fiscal year end was changed from March 31 to February 29.

(b)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(c)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(d)  Rounds to less than $0.01.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  Annualized.

(i)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(j)  Rounds to less than 0.01%.

(k)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Marsico Focused Equities Fund

	Year ended Feb. 29,	Year ended Feb. 28,					Year ended Feb. 29,		Year ended March 31,
	2012	2011		2010		2009	2008(a)(b)(c)		2007(c)
Class C
Per share data
Net asset value, beginning of period	$21.55	$17.52		$11.84		$20.13	$20.49		$19.97
Income from investment operations:
Net investment loss	(0.14)	(0.14)		(0.11)		(0.07)	(0.15)		(0.18)
Net realized and unrealized gain (loss)	0.86	4.17		5.79		(8.22)	0.05		0.70
Total from investment operations	0.72	4.03		5.68		(8.29)	(0.10)		0.52
Less distributions to shareholders from:
Net realized gains	(0.31)	—		—		—	(0.26)		—
Tax return of capital	—	—		(0.00	)(d)	—	—		—
Total distributions to shareholders	(0.31)	—		(0.00	)(d)	—	(0.26)		—
Proceeds from regulatory settlement	—	—		0.00	(d)	—	—		—
Net asset value, end of period	$21.96	$21.55		$17.52		$11.84	$20.13		$20.49
Total return	3.47%	23.00%		48.02%		(41.18%)	(0.69%)		2.60%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.11%	2.05	%(g)	2.06	%(g)	2.06%	2.00	%(g)(h)	2.03%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)(i)	2.11%	2.05	%(g)	2.05	%(g)	2.01%	1.97	%(g)(h)	1.99%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.11%	2.05%		2.06%		2.06%	2.00	%(h)	2.03%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)(i)	2.11%	2.05%		2.05%		2.01%	1.97	%(h)	1.99%
Net investment loss(f)	(0.66%)	(0.73%)		(0.72%)		(0.38%)	(0.74	%)(h)	(0.92%)
Supplemental data
Net assets, end of period (in thousands)	$262,048	$304,857		$298,344		$258,191	$522,644		$582,805
Portfolio turnover	90%	77%		77%		85%	0	%(j)(k)	—
Turnover of Columbia Marsico Focused Equities Master Portfolio	—	—		—		—	82%		52%

Notes to Financial Highlights

(a)  For the period from April 1, 2007 to February 29, 2008. During the period, the Fund's fiscal year end was changed from March 31 to February 29.

(b)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(c)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(d)  Rounds to less than $0.01.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  Annualized.

(i)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(j)  Rounds to less than 0.01%.

(k)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Marsico Focused Equities Fund

	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011(a)
Class I
Per share data
Net asset value, beginning of period	$24.04	$20.59
Income from investment operations:
Net investment income	0.10	0.00	(b)
Net realized and unrealized gain	1.07	3.52
Total from investment operations	1.17	3.52
Less distributions to shareholders from:
Net investment income	(0.09)	(0.07)
Net realized gains	(0.31)	—
Total distributions to shareholders	(0.40)	(0.07)
Net asset value, end of period	$24.81	$24.04
Total return	5.04%	17.09%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.91%	0.89	%(e)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)(f)	0.91%	0.89	%(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.91%	0.89	%(e)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)(f)	0.91%	0.89	%(e)
Net investment income(d)	0.44%	0.00	%(e)(g)
Supplemental data
Net assets, end of period (in thousands)	$3	$28,852
Portfolio turnover	90%	77%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to less than $0.01.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  Rounds to less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Marsico Focused Equities Fund

	Year ended Feb. 29,	Year ended Feb. 28,					Year ended Feb. 29,		Year ended March 31,
	2012	2011		2010		2009	2008(a)(b)(c)		2007(c)
Class Z
Per share data
Net asset value, beginning of period	$24.05	$19.39		$13.02		$22.06	$22.22		$21.45
Income from investment operations:
Net investment income	0.08	0.06		0.05		0.13	0.09		0.01
Net realized and unrealized gain (loss)	0.97	4.64		6.39		(9.07)	0.01		0.76
Total from investment operations	1.05	4.70		6.44		(8.94)	0.10		0.77
Less distributions to shareholders from:
Net investment income	(0.06)	(0.04)		(0.05)		(0.10)	—		—
Net realized gains	(0.31)	—		—		—	(0.26)		—
Tax return of capital	—	—		(0.02)		—	—		—
Total distributions to shareholders	(0.37)	(0.04)		(0.07)		(0.10)	(0.26)		—
Proceeds from regulatory settlement	—	—		0.00	(d)	—	—		—
Net asset value, end of period	$24.73	$24.05		$19.39		$13.02	$22.06		$22.22
Total return	4.51%	24.23%		49.53%		(40.60%)	0.27%		3.59%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.11%	1.05	%(g)	1.06	%(g)	1.06%	1.00	%(g)(h)	1.03%
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)(i)	1.11%	1.05	%(g)	1.05	%(g)	1.01%	0.97	%(g)(h)	0.99%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.11%	1.05%		1.06%		1.06%	1.00	%(h)	1.03%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)(i)	1.11%	1.05%		1.05%		1.01%	0.97	%(h)	0.99%
Net investment income(f)	0.34%	0.28%		0.28%		0.65%	0.40	%(h)	0.06%
Supplemental data
Net assets, end of period (in thousands)	$1,028,756	$1,101,015		$995,452		$874,565	$1,285,252		$1,247,610
Portfolio turnover	90%	77%		77%		85%	0	%(j)(k)	—
Turnover of Columbia Marsico Focused Equities Master Portfolio	—	—		—		—	82%		52%

Notes to Financial Highlights

(a)  For the period from April 1, 2007 to February 29, 2008. During the period, the Fund's fiscal year end was changed from March 31 to February 29.

(b)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(c)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Focused Equities Master Portfolio.

(d)  Rounds to less than $0.01.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  Annualized.

(i)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(j)  Rounds to less than 0.01%.

(k)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Notes to Financial Statements – Columbia Marsico Focused Equities Fund
February 29, 2012

Note 1. Organization

Columbia Marsico Focused Equities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign

21

Columbia Marsico Focused Equities Fund, February 29, 2012

exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

22

Columbia Marsico Focused Equities Fund, February 29, 2012

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser. See Subadvisory Agreement below. The Management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.75% to 0.56% as the Fund's net assets increase. The effective management fee rate for the year ended February 29, 2012 was 0.66% of the Fund's average daily net assets.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, the Investment Manager has contractually agreed to waive a portion of its

23

Columbia Marsico Focused Equities Fund, February 29, 2012

management fee through June 30, 2012. In the absence of a separate contractual expense limitation arrangement, the management fee waiver for the Fund would be calculated as follows:

Fund average daily net assets*	Management fee waiver
Assets up to $18 billion	0.00%
Assets in excess of $18 billion and up to $21 billion	0.05
Assets in excess of $21 billion	0.10

*  For purposes of the calculation, "Assets" are aggregate assets of the Fund and other affiliated funds managed by the Investment Manager and sub-advised by Marsico Capital Management, LLC.

For the year ended February 29, 2012, no management fees were waived for the Fund.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investments of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.22% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

Prior to July 11, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 11, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $8,069.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund's expenses associated with the Chief Compliance Officer are paid directly by Columbia. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

24

Columbia Marsico Focused Equities Fund, February 29, 2012

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended February 29, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2012, these minimum account balance fees reduced total expenses by $6,555.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $173,619 for Class A, $17,505 for Class B and $4,579 for Class C shares for the year ended February 29, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed

25

Columbia Marsico Focused Equities Fund, February 29, 2012

the following annual rates as a percentage of the class' average daily net assets:

Class A	1.45%
Class B	2.20
Class C	2.20
Class I	1.02
Class Z	1.20

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.45%
Class B	2.20
Class C	2.20
Class I	1.08
Class Z	1.20

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended February 29, 2012, these differences are primarily due to differing treatment for foreign currency transactions, distribution reclassifications, redemption-based payments treated as eligible for the dividends paid deduction, deferral/reversal of wash sale losses and deferred trustees' expense. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Overdistributed net investment income	$405,546
Accumulated net realized gain	(7,348,913)
Paid-in capital	6,943,367

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended	February 29, 2012	February 28, 2011
Ordinary income*	$2,759,309	$1,798,129
Long-term capital gains	$32,938,581	—

*  Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$119,896,502
Unrealized appreciation	579,934,629

26

Columbia Marsico Focused Equities Fund, February 29, 2012

At February 29, 2012, the cost of investments for federal income tax purposes was $2,054,719,891 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$603,013,661
Unrealized depreciation	$(23,079,032)
Net unrealized appreciation	$579,934,629

For the year ended February 29, 2012, $118,149,360 of capital loss carryforward was utilized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,215,989,174 and $2,577,183,127, respectively, for the year ended February 29, 2012.

Note 6. Lending of Portfolio Securities

Effective July 11, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At February 29, 2012, securities valued at $129,901,081 were on loan, secured by cash collateral of $133,207,511 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for

27

Columbia Marsico Focused Equities Fund, February 29, 2012

services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 29, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 11, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to July 11, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period March 1, 2011 through July 10, 2011, these credits reduced total expenses by $934.

Note 8. Affiliated Money Market Fund

Effective July 11, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At February 29, 2012, three unaffiliated shareholder accounts owned an aggregate of 51.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 11, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 11, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to July 11, 2011, the Fund and certain other funds managed by the Investment Manager participated in a committed, unsecured revolving credit facility provided by State Street. For the period June 27, 2011 through July 8, 2011, the collective borrowing amount of the credit facility was $100 million. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment

28

Columbia Marsico Focused Equities Fund, February 29, 2012

fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended February 29, 2012.

Note 11. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

On March 23, 2012, a group of unaffiliated shareholders of the Fund redeemed $368,803,706, which represented approximately 15% of the Fund's net assets as of that date.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response

29

Columbia Marsico Focused Equities Fund, February 29, 2012

brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Marsico Focused Equities Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Focused Equities Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2012

31

Federal Income Tax Information (Unaudited) – Columbia Marsico Focused Equities Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended February 29, 2012, $167,767,375, or, if subsequently determined to be different, the net capital gain of such year.

100.00% of the ordinary income distributed by the Fund for the fiscal year ended February 29, 2012, qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended February 29, 2012 may represent qualified dividend income.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

32

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

33

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

34

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

35

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

36

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

37

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

38

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

39

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40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Marsico Focused Equities Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

41

Columbia Marsico Focused Equities Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1241 C (4/12)

Columbia Convertible Securities Fund

Annual Report for the Period Ended February 29, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	14

Statement of Operations	16

Statement of Changes in Net Assets	17

Financial Highlights	19

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	36

Federal Income Tax Information	37

Fund Governance	38

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Americans were dispirited in the fourth quarter of 2011 by Washington's inability to reach a plan for deficit reduction and Europe's piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news to encourage risk taking, buoying both stocks and bonds to solid gains.

U.S. economic data surprised on the upside and fears of recession abated. With the bar of expectations set low, investors responded positively to the announcement that the economy had expanded by 1.8% in the third quarter. Consumer confidence improved, even though consumers remain under pressure with no real increase in disposable income and a continued decline in household net worth. Headline inflation—which tracks a broad range of consumer expenditures, including food and energy—declined. Even manufacturing held its ground.

Against this backdrop, the U.S. equity markets logged solid returns. The S&P 500 Index gained 11.82%, moving into positive territory for the year with quarterly advances in all ten sectors. Mid- and small-cap stocks did even better. Value outperformed growth across all market capitalizations. Energy stocks led the market, as the price of oil moved above $100 a barrel in December. Industrials and materials stocks rose, buoyed by improving economic data. The U.S. fixed-income markets logged modest but solid returns. High-yield bonds were the best performers as the economy showed signs of improvement. Emerging market bonds were strong performers, as inflation came under control in key regions. Municipal bonds and Treasuries eked out only modest gains, as investors moved away from quality in favor of riskier assets.

While fourth quarter gains were encouraging, challenges still remain. Columbia Management, however, remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $326 billion under management as of December 31, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The strong line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of December 31, 2011, Columbia Management offers 52 funds rated either 4 or 5 stars by Morningstar.*

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

*All ratings are based on Class Z shares as of 12/31/2011. Out of 119 Class Z share Columbia funds rated by Morningstar, 7 funds received a 5-star Overall Rating and 45 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges/loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. ©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Convertible Securities Fund

Summary

■  For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –0.75% without sales charge.

■  In a difficult environment, the fund held up better than its benchmark, the Bank of America Merrill Lynch (BofAML) All Convertibles All Qualities Index, which returned –1.10%.1

■  Good security selection, especially in the information technology, materials and energy sectors, helped the fund's performance, while disappointments in the financials and health care groups detracted from results.

Portfolio Management

David L. King, lead manager, has co-managed the fund since 2010. From March 2010 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. King was associated with the fund's previous investment adviser as an investment professional.

Yan Jin has co-managed the fund since 2006. From 2002 until joining the Investment Manager in May 2010, Mr. Jin was associated with the fund's previous investment adviser as an investment professional.

1The Bank of America Merrill Lynch All Convertibles All Qualities Index is a widely used index that measures convertible securities performance. It measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/12

–0.75%

Class A shares (without sales charge)

–1.10%

BofAML All Convertibles All Qualities Index

1

Performance Information – Columbia Convertible Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/02 – 02/29/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Convertible Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/02 – 02/29/12 ($)

Sales charge	without	with
Class A	16,967	15,987
Class B	15,732	15,732
Class C	15,728	15,728
Class I*	17,054	n/a
Class R*	16,289	n/a
Class W*	16,686	n/a
Class Z	17,400	n/a

Average annual total return as of 02/29/12 (%)

Share class	A		B		C		I*	R*	W*	Z
Inception	09/25/87		07/15/98		10/21/96		09/27/10	11/16/11	11/16/11	05/21/99
Sales charge	without	with	without	with	without	with	without	without	without	without
1-year	–0.75	–6.46	–1.53	–6.35	–1.51	–2.47	–0.43	–1.05	–0.89	–0.56
5-year	2.79	1.58	2.02	1.69	2.02	2.02	2.89	2.38	2.62	3.07
10-year/Life	5.43	4.80	4.64	4.64	4.63	4.63	5.48	5.00	5.25	5.69

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class I and Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (12b-1) fee. Class W shares are sold at net asset value with a service (12b-1) fee. Class I, Class R, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

2

Understanding Your Expenses – Columbia Convertible Securities Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2011 – February 29, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,086.00		1,019.34	5.76		5.57	1.11%
Class B	1,000.00	1,000.00	1,081.80		1,015.61	9.63		9.32	1.86%
Class C	1,000.00	1,000.00	1,082.80		1,015.61	9.63		9.32	1.86%
Class I	1,000.00	1,000.00	1,087.80		1,021.13	3.89		3.77	0.75%
Class R	1,000.00	1,000.00	1,095.70	*	1,018.90	3.57	*	6.02	1.20%
Class W	1,000.00	1,000.00	1,095.60	*	1,021.03	2.29	*	3.87	0.77%
Class Z	1,000.00	1,000.00	1,087.30		1,020.59	4.46		4.32	0.86%

* For the period November 16, 2011 through February 29, 2012. Class R and Class W shares commenced operations on November 16, 2011.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Manager's Report – Columbia Convertible Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/12 ($)

Class A	14.99
Class B	14.72
Class C	14.95
Class I	15.02
Class R	14.99
Class W	14.98
Class Z	15.01

Distributions declared per share

03/01/11 – 02/29/12 ($)

Class A	0.42
Class B	0.31
Class C	0.31
Class I	0.46
Class R	0.12
Class W	0.13
Class Z	0.45

For the 12-month period that ended February 29, 2012, the fund's Class A shares returned negative 0.75% without sales charge. In a difficult environment, the fund held up better than its benchmark, the Bank of America Merrill Lynch All Convertibles All Qualities Index, which returned negative 1.10%. Successful security selection, led by holdings in the information technology, materials and energy sectors, helped the fund outperform the index during the period.

The U.S. economy picks up momentum

During the first half of the 12-month period, a series of natural disasters in Japan, Europe's debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster and job growth was disappointing. However, the pace of growth picked up in the second half of the period and, as fears of a lapse back into recession faded, prospects brightened. Consumer confidence improved even though consumers remain under pressure, with no real increase in disposable income and a continued decline in household net worth. The labor markets added more than a million new jobs from September 2011 through February 2012, and the jobless rate fell to 8.3%. Headline inflation—which tracks a broad range of consumer expenditures, including food and energy—declined. Even manufacturing held its ground. A modest slowdown in manufacturing activity late in the summer of 2011 raised concern that this lynchpin of the recovery was ready to turn downward. However, manufacturing activity stabilized and the manufacturing expansion continued into 2012. Housing continues to be the one nagging weak spot in the economy. Yet, home sales edged modestly higher over the year, and there is hope that a bottom in the housing market is in sight.

Security selection drove results

Against this backdrop, the capital markets, including the convertibles market, endured a challenging and volatile period. Early in the period, convertibles struggled in the face of a host of questions about overall economic prospects. However, investors regained confidence in the closing months of the period and convertibles staged a comeback rally. Over the 12 months, we held to a consistent strategy, pursuing a bottom-up security selection process. Decisions about individual investments were heavily influenced by our professional analysis. Security selection drove returns, and sector weights had no material effect on relative performance.

Technology picks helped lift results

Several investments in convertibles issued by information technology corporations aided the fund's results relative to the index, led by voice recognition software company Nuance Communications and Equinix, operator of a global platform of data centers (1.1% and 1.2% of net assets, respectively). We took profits when software services company RightNow Technologies, a third strong technology performer, announced it was being acquired. In the materials sector, we posted a large profit in Molycorp when the stock price was peaking. We sold Molycorp convertible preferred and reallocated assets into a convertible bond. In energy, notable contributors included services provider Hornbeck Offshore and exploration-and-production firm Energy XXI (1.6% and 0.6% of net assets, respectively).

4

Portfolio Manager's Report (continued) – Columbia Convertible Securities Fund

Financials and health care holdings included disappointments

The fund's overweight in Citigroup (1.9% of net assets) held back performance when the global bank's stock dived amid intense market concerns about the effects of the sovereign debt crisis in Europe. Other financials holdings that produced disappointments included insurers Hartford Financial and MetLife (0.6% and 1.1% of net assets, respectively). Low interest rates on life and annuity products and heavy casualty losses from natural disasters handicapped insurers generally. Despite these setbacks, we maintained investments in all three companies because we believed they had good recovery potential. In health care, a notable laggard was pharmaceutical company Dendreon (2.3% of net assets). Slower-than-expected revenues from a new prostate cancer drug disappointed investors, but we retained our position because of the company's credit-worthiness and our expectation that the convertible bond should rebound in price as it approaches maturity in 2016.

Recovery in convertibles may continue

We believe the late-period rally in convertibles, which was driven by both higher stock prices and low issuance of new convertible securities, may continue. Given recent low interest rates, the convertible securities market shrunk as corporations chose to issue regular bonds rather than new convertibles. At the same time, the supply of existing convertibles contracted because of redemptions and conversions. The resulting imbalances in supply and demand relationships have been to the advantage of the owners of convertibles, who reap the benefits of higher prices. One other result, however, is that the normal defensive characteristics of convertibles may have been reduced. As prices have risen, the downside risks may have increased. Going forward, we expect to maintain our investment discipline and to continue to base our security selections on fundamental analysis of individual companies.

Most convertible securities are not investment grade and are therefore more speculative in nature than securities with higher ratings.

Portfolio breakdown1

(as of February 29, 2012)

Convertible Bonds	76.5%
Convertible Preferred Stocks	22.4
Common Stocks	1.0
Other[2]	0.1

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

2Includes investments in affiliated money market fund.

Top 10 holdings1

(as of February 29, 2012)

EMC Corp.	2.7%
Dendreon Corp.	2.3
MGM Resorts International	2.1
Intel Corp.	2.1
Gilead Sciences, Inc.	2.0
Citigroup, Inc.	2.0
Bank of America Corp.	1.8
Health Care REIT, Inc.	1.7
Mentor Graphics Corp.	1.5
DFC Global Corp.	1.4

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and affiliated money market fund.).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security.

5

Portfolio of Investments – Columbia Convertible Securities Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 1.0%
FINANCIALS 0.6%
Insurance 0.6%
Hartford Financial Services Group, Inc.(a)	155,000	$3,210,050
TOTAL FINANCIALS		3,210,050
HEALTH CARE 0.4%
Health Care Providers & Services 0.4%
Lincare Holdings, Inc.(a)	92,000	2,471,120
TOTAL HEALTH CARE		2,471,120
Total Common Stocks (Cost: $5,595,343)		$5,681,170
Convertible Preferred Stocks 21.9%
CONSUMER DISCRETIONARY 2.0%
Auto Components 0.7%
Goodyear Tire & Rubber Co., (The), 5.875%(a)	82,600	$3,866,713
Automobiles 1.3%
General Motors Co., 4.750%	172,000	7,342,250
TOTAL CONSUMER DISCRETIONARY		11,208,963
CONSUMER STAPLES 1.6%
Food Products 1.6%
2009 Dole Food Automatic Common Exchange Security Trust, 7.000%(b)	323,025	3,053,587
Bunge Ltd., 4.875%	61,900	6,166,014
Total		9,219,601
TOTAL CONSUMER STAPLES		9,219,601
ENERGY 4.0%
Oil, Gas & Consumable Fuels 4.0%
Apache Corp., 6.000%(a)	74,000	4,477,000
Chesapeake Energy Corp., 5.000%	73,100	6,268,325
Chesapeake Energy Corp., 5.750%(b)	5,500	5,885,000
Energy XXI Bermuda Ltd., 5.625%	8,500	3,319,292
Whiting Petroleum Corp., 6.250%(a)	10,500	2,867,760
Total		22,817,377
TOTAL ENERGY		22,817,377
FINANCIALS 9.5%
Capital Markets 0.4%
UBS AG, 6.750%(a)	80,000	2,186,000
Commercial Banks 1.4%
Fifth Third Bancorp, 8.500%	54,700	7,815,263
Diversified Financial Services 4.0%
AMG Capital Trust II, 5.150%	50,200	2,130,362
Bank of America Corp., 7.250%	10,500	9,843,750
Citigroup, Inc., 7.500%	110,500	10,938,395
Total		22,912,507
Insurance 1.0%
MetLife, Inc., 5.000%(a)	83,000	6,000,900
Real Estate Investment Trusts (REITs) 2.7%
Alexandria Real Estate Equities, Inc., 7.000%	230,000	5,975,400
Health Care REIT, Inc., 6.500%(a)	178,200	9,422,325
Total		15,397,725
TOTAL FINANCIALS		54,312,395

Issuer	Shares	Value
Convertible Preferred Stocks (continued)
HEALTH CARE 0.7%
Health Care Providers & Services 0.7%
Omnicare Capital Trust II, 4.000%	86,000	$4,144,125
TOTAL HEALTH CARE		4,144,125
INDUSTRIALS 1.8%
Professional Services 0.9%
Nielsen Holdings NV, 6.250%	90,000	5,148,450
Road & Rail 0.9%
2010 Swift Mandatory Common Exchange Security Trust, 6.000%(b)	420,000	4,887,540
TOTAL INDUSTRIALS		10,035,990
INFORMATION TECHNOLOGY 0.4%
IT Services 0.4%
Unisys Corp., 6.250%(a)	38,350	2,262,650
TOTAL INFORMATION TECHNOLOGY		2,262,650
UTILITIES 1.9%
Electric Utilities 1.9%
PPL Corp., 8.750%(a)	100,000	5,338,000
PPL Corp., 9.500%	101,100	5,556,962
Total		10,894,962
TOTAL UTILITIES		10,894,962
Total Convertible Preferred Stocks (Cost: $125,469,970)		$124,896,063

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds 75.1%
Aerospace & Defense 0.9%
Alliant Techsystems, Inc.
08/15/24	3.000%	$5,030,000	$5,250,063
Airlines 1.3%
Air Lease Corp. Senior Unsecured(a)(b)
12/01/18	3.875%	2,780,000	3,063,004
Continental Airlines, Inc. Senior Unsecured
01/15/15	4.500%	2,450,000	3,234,000
U.S. Airways Group, Inc. Senior Unsecured
05/15/14	7.250%	720,000	1,275,300
Total			7,572,304
Automotive 2.8%
Ford Motor Co. Senior Unsecured(a)
11/15/16	4.250%	2,750,000	4,359,300
Navistar International Corp. Senior Subordinated Notes
10/15/14	3.000%	5,500,000	6,194,375
TRW Automotive, Inc.
12/01/15	3.500%	3,100,000	5,341,672
Total			15,895,347

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Convertible Securities Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds (continued)
Brokerage 1.1%
Knight Capital Group, Inc. Senior Subordinated Notes
03/15/15	3.500%	$6,300,000	$6,063,435
Building Materials 1.3%
Cemex SAB de CV(a)(b) Subordinated Notes
03/15/16	3.250%	3,270,000	2,953,464
Cemex SAB de CV(b) Subordinated Notes
03/15/18	3.750%	1,500,000	1,347,600
MasTec, Inc.
06/15/14	4.000%	2,306,000	3,101,570
Total			7,402,634
Chemicals 0.1%
ShengdaTech, Inc. Senior Notes(b)(c)(d)(e)
12/15/15	6.500%	2,430,000	362,131
Consumer Cyclical Services 1.7%
Avis Budget Group, Inc. Senior Notes
10/01/14	3.500%	5,300,000	6,008,875
Coinstar, Inc. Senior Unsecured
09/01/14	4.000%	2,160,000	3,388,500
Total			9,397,375
Diversified Manufacturing 1.1%
Sterlite Industries India Ltd. Senior Unsecured
10/30/14	4.000%	6,420,000	6,018,750
Entertainment 0.7%
Take-Two Interactive Software, Inc. Senior Unsecured(b)
12/01/16	1.750%	3,940,000	4,218,952
Environmental 0.8%
Covanta Holding Corp. Senior Unsecured
06/01/14	3.250%	4,000,000	4,625,000
Gaming 2.1%
MGM Resorts International
04/15/15	4.250%	11,150,000	11,958,375
Health Care 8.6%
Alere, Inc. Senior Subordinated Notes(a)
05/15/16	3.000%	7,150,000	7,051,687
Gilead Sciences, Inc. Senior Unsecured
05/01/16	1.625%	9,000,000	11,208,150
Heartware International, Inc. Senior Unsecured(a)
12/15/17	3.500%	2,650,000	2,875,250
Insulet Corp. Senior Unsecured
06/15/16	3.750%	4,220,000	4,513,374
Integra LifeSciences Holdings Corp.(b)
12/15/16	1.625%	3,180,000	2,828,849
Molina Healthcare, Inc. Senior Unsecured
10/01/14	3.750%	2,700,000	3,476,250

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds (continued)
Health Care (cont.)
NuVasive, Inc. Senior Unsecured
07/01/17	2.750%	$6,680,000	$5,771,520
Omnicare, Inc.
12/15/25	3.750%	1,950,000	2,788,500
Volcano Corp. Senior Unsecured
09/01/15	2.875%	2,620,000	3,106,010
WebMD Health Corp. Senior Unsecured
01/31/18	2.500%	5,790,000	5,211,000
Total			48,830,590
Home Construction 1.1%
Lennar Corp.(a)(b)
11/15/21	3.250%	5,100,000	6,355,875
Independent Energy 1.6%
Chesapeake Energy Corp.(a)
11/15/35	2.750%	2,720,000	2,726,800
Endeavour International Corp.(b)
07/15/16	5.500%	3,450,000	3,385,312
Newpark Resources, Inc. Senior Unsecured
10/01/17	4.000%	2,950,000	3,201,488
Total			9,313,600
Lodging 0.5%
Home Inns & Hotels Management, Inc. Senior Unsecured
12/15/15	2.000%	200,000	167,500
Home Inns & Hotels Management, Inc.(b) Senior Unsecured
12/15/15	2.000%	3,020,000	2,529,250
Total			2,696,750
Media Cable 0.9%
TiVo Inc. Senior Unsecured(b)
03/15/16	4.000%	3,900,000	4,962,750
Media Non-Cable 1.0%
Liberty Interactive LLC Senior Unsecured
03/15/31	3.250%	6,500,000	5,687,500
Metals 3.6%
Horsehead Holding Corp. Senior Notes(b)
07/01/17	3.800%	2,970,000	3,155,684
Jaguar Mining, Inc. Senior Unsecured
03/31/16	5.500%	2,840,000	2,967,800
James River Coal Co. Senior Unsecured(a)
12/01/15	4.500%	5,890,000	3,631,592
Molycorp, Inc. Senior Unsecured(b)
06/15/16	3.250%	5,730,000	4,904,307
Steel Dynamics, Inc.(a)
06/15/14	5.125%	5,270,000	5,994,625
Total			20,654,008

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Convertible Securities Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds (continued)
Non-Captive Consumer 1.4%
DFC Global Corp. Senior Unsecured
04/01/28	3.000%	$6,903,000	$7,929,821
Oil Field Services 1.6%
Hornbeck Offshore Services, Inc.(a)(f)
11/15/26	1.625%	4,620,000	5,062,596
Hornbeck Offshore Services, Inc.(b)(f)
11/15/26	1.625%	3,710,000	4,065,418
Total			9,128,014
Other Financial Institutions 1.9%
Affiliated Managers Group, Inc. Senior Unsecured(a)
08/15/38	3.950%	3,770,000	4,175,275
Ares Capital Corp. Senior Unsecured(b)
06/01/16	5.125%	6,210,000	6,383,073
Total			10,558,348
Other Industry 2.7%
Altra Holdings, Inc.(b)
03/01/31	2.750%	3,390,000	3,339,150
Central European Distribution Corp. Senior Unsecured(a)
03/15/13	3.000%	1,910,000	1,523,225
General Cable Corp.
11/15/13	0.875%	4,290,000	4,214,925
General Cable Corp.(f) Subordinated Notes
11/15/29	4.500%	1,500,000	1,642,500
JetBlue Airways Corp. Senior Unsecured
10/15/38	5.500%	1,420,000	1,814,050
WESCO International, Inc.
09/15/29	6.000%	1,200,000	2,806,500
Total			15,340,350
Packaging 0.5%
Owens-Brockway Glass Container, Inc.(b)
06/01/15	3.000%	3,000,000	2,962,500
Pharmaceuticals 7.1%
Akorn, Inc. Senior Notes(b)
06/01/16	3.500%	1,845,000	2,952,000
Corsicanto Ltd.(b)
01/15/32	3.500%	3,600,000	4,059,000
Dendreon Corp. Senior Unsecured
01/15/16	2.875%	15,520,000	12,917,808
Human Genome Sciences, Inc. Senior Unsecured
11/15/18	3.000%	4,200,000	4,167,043
InterMune, Inc. Senior Unsecured
09/15/18	2.500%	3,187,000	2,673,096
Mylan, Inc.
09/15/15	3.750%	2,580,000	4,853,625
Salix Pharmaceuticals Ltd. Senior Unsecured
05/15/15	2.750%	2,100,000	2,772,000

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds (continued)
Pharmaceuticals (cont.)
Vertex Pharmaceuticals, Inc. Senior Subordinated Notes
10/01/15	3.350%	$5,300,000	$5,962,500
Total			40,357,072
Railroads 1.2%
Greenbrier Companies, Inc. Senior Unsecured(a)(b)
04/01/18	3.500%	6,650,000	6,858,478
REITs 3.4%
Boston Properties LP Senior Unsecured
05/15/36	3.750%	4,500,000	5,062,500
Digital Realty Trust LP(b)
04/15/29	5.500%	1,550,000	2,761,906
Forest City Enterprises, Inc. Senior Unsecured(b)
08/15/18	4.250%	5,790,000	5,669,858
SL Green Operating Partnership LP(a)(b)
10/15/17	3.000%	5,250,000	5,860,312
Total			19,354,576
Retailers 0.8%
Charming Shoppes, Inc. Senior Unsecured
05/01/14	1.125%	4,830,000	4,443,600
Technology 17.2%
CACI International, Inc. Senior Subordinated Notes
05/01/14	2.125%	3,630,000	4,383,225
Concur Technologies, Inc. Senior Unsecured(b)
04/15/15	2.500%	2,300,000	2,998,625
DST Systems, Inc. Senior Unsecured(f)
08/15/23	0.000%	4,500,000	5,484,375
Digital River, Inc. Senior Unsecured
11/01/30	2.000%	6,310,000	5,915,625
EMC Corp. Senior Unsecured
12/01/13	1.750%	8,720,000	15,325,400
Equinix, Inc. Subordinated Notes
10/15/14	3.000%	5,000,000	6,906,250
Intel Corp.
08/01/39	3.250%	8,500,000	11,634,375
Ixia Senior Notes
12/15/15	3.000%	4,000,000	4,350,000
Lam Research Corp. Senior Unsecured(a)(b)
05/15/18	1.250%	4,400,000	4,524,344
Mentor Graphics Corp.(b)
04/01/31	4.000%	8,000,000	8,499,680
Micron Technology, Inc. Senior Unsecured(b)
08/01/31	1.500%	4,880,000	5,324,080

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Convertible Securities Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Coupon Rate	Principal Amount	Value
Convertible Bonds (continued)
Technology (cont.)
Novellus Systems, Inc. Senior Unsecured(b)
05/15/41	2.625%	$3,000,000	$3,945,000
Nuance Communications, Inc. Senior Unsecured(a)(b)
11/01/31	2.750%	5,340,000	6,183,560
ON Semiconductor Corp.
12/15/26	2.625%	3,580,000	4,215,450
Rovi Corp. Senior Unsecured(a)
02/15/40	2.625%	4,450,000	4,833,990
Salesforce.com, Inc. Senior Unsecured
01/15/15	0.750%	2,000,000	3,505,000
Total			98,028,979
Textile 1.0%
Iconix Brand Group, Inc. Senior Subordinated Notes(b)
06/01/16	2.500%	5,790,000	5,717,509
Tobacco 0.6%
Vector Group Ltd. Senior Unsecured(f)
06/15/26	3.875%	3,153,000	3,641,715
Transportation Services 1.0%
DryShips, Inc. Senior Unsecured
12/01/14	5.000%	7,000,000	5,923,750
Wireless 1.5%
InterDigital, Inc. Senior Unsecured(b)
03/15/16	2.500%	5,330,000	5,478,600
Leap Wireless International, Inc. Senior Unsecured(a)
07/15/14	4.500%	2,970,000	2,821,500
Total			8,300,100
Wirelines 2.0%
Ciena Corp. Senior Unsecured(b)
10/15/18	3.750%	6,100,000	6,579,765
Comtech Telecommunications Corp. Senior Unsecured
05/01/29	3.000%	4,300,000	4,873,749
Total			11,453,514
Total Convertible Bonds (Cost: $409,086,762)			$427,263,765

		Shares	Value
Money Market Funds 0.1%
Columbia Short-Term Cash Fund, 0.166%(g)(h) 368,531			$368,531
Total Money Market Funds (Cost: $368,531)			$368,531
Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 6.9%
Repurchase Agreements 6.9%
Citigroup Global Markets, Inc. dated 02/29/12, matures 03/01/12, repurchase price $10,000,036(i)
	0.130%	$10,000,000	$10,000,000
Credit Suisse Securities (USA) LLC dated 02/29/12, matures 03/01/12, repurchase price $5,478,595(i)
	0.160%	5,478,571	5,478,571
Mizuho Securities USA, Inc. dated 02/29/12, matures 03/01/12, repurchase price $5,000,031(i)
	0.220%	5,000,000	5,000,000
Natixis Financial Products, Inc. dated 02/29/12, matures 03/01/12, repurchase price $5,000,031(i)
	0.220%	5,000,000	5,000,000
Nomura Securities dated 02/29/12, matures 03/01/12, repurchase price $11,000,061(i)
	0.200%	11,000,000	11,000,000
Pershing LLC dated 02/29/12, matures 03/01/12, repurchase price $3,000,024(i)
	0.290%	3,000,000	3,000,000
Total			39,478,571
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $39,478,571)			$39,478,571
Total Investments (Cost: $579,999,177)			$597,688,100
Other Assets & Liabilities, Net			(28,300,358)
Net Assets			$569,387,742

Notes to Portfolio of Investments

(a)  At February 29, 2012, security was partially or fully on loan.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2012, the value of these securities amounted to $148,056,163 or 26.00% of net assets.

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Convertible Securities Fund

February 29, 2012

Notes to Portfolio of Investments (continued)

(c)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at February 29, 2012 was $362,131, representing 0.06% of net assets. Information concerning such security holdings at February 29, 2012 was as follows:

Security Description	Acquisition Dates	Cost
ShengdaTech, Inc. Senior Notes 6.500% 12/15/15	12/10/10-12/21/10	$2,434,408

(d)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At February 29, 2012, the value of these securities amounted to $362,131, which represents 0.06% of net assets.

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2012, the value of these securities amounted to $362,131, which represents 0.06% of net assets.

(f)  Variable rate security. The interest rate shown reflects the rate as of February 29, 2012.

(g)  The rate shown is the seven-day current annualized yield at February 29, 2012.

(h)  Investments in affiliates during the year ended February 29, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$210,720,967	$(210,352,436)	$—	$368,531	$12,506	$368,531

(i)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Citigroup Global Markets, Inc. (0.130%)

Security Description	Value
Fannie Mae REMICS	$4,785,468
Fannie Mae-Aces	529,857
Freddie Mac REMICS	3,838,826
Government National Mortgage Association	1,045,849
Total Market Value of Collateral Securities	$10,200,000

Credit Suisse Securities (USA) LLC (0.160%)

Security Description	Value
Ginnie Mae I Pool	$3,922,124
Ginnie Mae II Pool	1,666,031
Total Market Value of Collateral Securities	$5,588,155

Mizuho Securities USA, Inc. (0.220%)

Security Description	Value
Fannie Mae Pool	$1,615,342
Freddie Mac Gold Pool	26,429
Freddie Mac REMICS	298,857
Ginnie Mae I Pool	2,001,332
Ginnie Mae II Pool	954,631
Government National Mortgage Association	203,409
Total Market Value of Collateral Securities	$5,100,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia Convertible Securities Fund

February 29, 2012

Notes to Portfolio of Investments (continued)

Natixis Financial Products, Inc. (0.220%)

Security Description	Value
Fannie Mae Pool	$251,534
Fannie Mae REMICS	1,873,339
Freddie Mac Gold Pool	230,300
Freddie Mac REMICS	1,104,611
Government National Mortgage Association	329,725
United States Treasury Note/Bond	1,310,522
Total Market Value of Collateral Securities	$5,100,031

Nomura Securities (0.200%)

Security Description	Value
Ginnie Mae II Pool	$11,220,000
Total Market Value of Collateral Securities	$11,220,000

Pershing LLC (0.290%)

Security Description	Value
Fannie Mae Pool	$489,761
Fannie Mae REMICS	413,015
Fannie Mae-Aces	4,162
Federal Farm Credit Bank	37,011
Federal Home Loan Banks	39,808
Federal Home Loan Mortgage Corp	93,834
Federal National Mortgage Association	115,734
Freddie Mac Gold Pool	198,735
Freddie Mac Non Gold Pool	55,505
Freddie Mac Reference REMIC	13
Freddie Mac REMICS	384,684
Ginnie Mae I Pool	502,006
Ginnie Mae II Pool	447,572
Government National Mortgage Association	160,601
United States Treasury Note/Bond	110,756
United States Treasury Strip Coupon	6,803
Total Market Value of Collateral Securities	$3,060,000
Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Columbia Convertible Securities Fund

February 29, 2012

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 29, 2012:

	Fair Value at February 29, 2012
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets	Level 2 Other Significant Observable Inputs(b)	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Financials	$3,210,050	$—	$—	$3,210,050
Health Care	2,471,120	—	—	2,471,120
Convertible Preferred Stocks
Consumer Discretionary	—	11,208,963	—	11,208,963
Consumer Staples	—	9,219,601	—	9,219,601
Energy	2,867,760	19,949,617	—	22,817,377
Financials	5,975,400	48,336,995	—	54,312,395
Health Care	—	4,144,125	—	4,144,125
Industrials	—	10,035,990	—	10,035,990
Information Technology	—	2,262,650	—	2,262,650
Utilities	—	10,894,962	—	10,894,962
Total Equity Securities	14,524,330	116,052,903	—	130,577,233
Bonds
Convertible Bonds	—	426,901,634	362,131	427,263,765
Total Bonds	—	426,901,634	362,131	427,263,765
Other
Money Market Funds	368,531	—	—	368,531
Investments of Cash Collateral Received for Securities on Loan	—	39,478,571	—	39,478,571
Total Other	368,531	39,478,571	—	39,847,102
Total	$14,892,861	$582,433,108	$362,131	$597,688,100

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Convertible Bonds classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company's capital structure.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Columbia Convertible Securities Fund

February 29, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Convertible Bonds
Balance as of February 28, 2011	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)*	(2,016,232)
Sales	—
Purchases	—
Transfers into Level 3	2,378,363
Transfers out of Level 3	—
Balance as of February 29, 2012	$362,131

*  Change in unrealized appreciation (depreciation) relating to securities held at February 29, 2012 was $(2,016,232).

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a market approach to value the assets. As a result, as of period end, management determined to fair value the security under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Assets and Liabilities – Columbia Convertible Securities Fund

February 29, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $540,152,075)	$557,840,998
Affiliated issuers (identified cost $368,531)	368,531
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $39,478,571)	39,478,571
Total investments (identified cost $579,999,177)	597,688,100
Receivable for:
Investments sold	20,882,351
Capital shares sold	230,192
Dividends	332,651
Interest	3,666,097
Reclaims	8,922
Expense reimbursement due from Investment Manager	1,810
Prepaid expense	8,922
Total assets	622,819,045
Liabilities
Due upon return of securities on loan	39,478,571
Due to custodian	6,687,713
Payable for:
Investments purchased	6,147,629
Capital shares purchased	901,550
Investment management fees	11,789
Distribution and service fees	2,229
Transfer agent fees	51,132
Administration fees	928
Other expenses	149,762
Total liabilities	53,431,303
Net assets applicable to outstanding capital stock	$569,387,742

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Assets and Liabilities (continued) – Columbia Convertible Securities Fund

February 29, 2012

Represented by
Paid-in capital	$607,981,981
Undistributed net investment income	2,642,988
Accumulated net realized loss	(58,926,150)
Unrealized appreciation (depreciation) on:
Investments	17,688,923
Total — representing net assets applicable to outstanding capital stock	$569,387,742
*Value of securities on loan	$37,676,682
Net assets applicable to outstanding shares
Class A	$198,720,618
Class B	$3,101,914
Class C	$20,126,584
Class I	$186,159,898
Class R	$2,067,797
Class W	$28,830,485
Class Z	$130,380,446
Shares outstanding
Class A	13,256,950
Class B	210,696
Class C	1,346,623
Class I	12,393,274
Class R	137,990
Class W	1,924,267
Class Z	8,685,803
Net asset value per share
Class A(a)	$14.99
Class B	$14.72
Class C	$14.95
Class I	$15.02
Class R	$14.99
Class W	$14.98
Class Z	$15.01

(a)  The maximum offering price per share for Class A is $15.90. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Operations – Columbia Convertible Securities Fund

Year ended February 29, 2012

Net investment income
Income:
Dividends	$7,704,214
Interest	12,989,000
Dividends from affiliates	12,506
Income from securities lending — net	150,524
Foreign taxes withheld	(12,646)
Total income	20,843,598
Expenses:
Investment management fees	3,779,233
Distribution fees
Class B	47,371
Class C	147,590
Class R	954
Service fees
Class B	15,791
Class C	49,196
Class W	3,946
Distribution and service fees — Class A	510,716
Transfer agent fees
Class A	353,286
Class B	10,774
Class C	34,012
Class R	356
Class W	2,955
Class Z	250,203
Administration fees	468,787
Compensation of board members	16,356
Pricing and bookkeeping fees	40,806
Custodian fees	16,250
Registration fees	108,516
Chief compliance officer expenses	140
Other	2,657
Total expenses	5,859,895
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(661,525)
Expense reductions	(2,273)
Total net expenses	5,196,097
Net investment income	15,647,501
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	16,675,985
Net realized gain	16,675,985
Net change in unrealized appreciation (depreciation) on:
Investments	(40,544,999)
Net change in unrealized depreciation	(40,544,999)
Net realized and unrealized loss	(23,869,014)
Net decrease in net assets from operations	$(8,221,513)

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Statement of Changes in Net Assets – Columbia Convertible Securities Fund

	Year ended February 29, 2012(a)	Year ended February 28, 2011(b)
Operations
Net investment income	$15,647,501	$13,930,644
Net realized gain	16,675,985	39,036,443
Net change in unrealized appreciation (depreciation)	(40,544,999)	41,939,324
Net increase (decrease) in net assets resulting from operations	(8,221,513)	94,906,411
Distributions to shareholders from:
Net investment income
Class A	(5,825,865)	(7,009,024)
Class B	(130,520)	(477,313)
Class C	(409,894)	(567,892)
Class I	(4,448,990)	(59,986)
Class R	(22)	—
Class W	(23)	—
Class Z	(4,429,884)	(6,617,790)
Total distributions to shareholders	(15,245,198)	(14,732,005)
Increase (decrease) in net assets from share transactions	84,968,676	(6,388,716)
Total increase in net assets	61,501,965	73,785,690
Net assets at beginning of year	507,885,777	434,100,087
Net assets at end of year	$569,387,742	$507,885,777
Undistributed net investment income	$2,642,988	$1,966,224

(a)  Class R and Class W shares are for the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(b)  Class I shares are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Statement of Changes in Net Assets (continued) – Columbia Convertible Securities Fund

	Year ended February 29, 2012(a)		Year ended February 28, 2011(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	2,272,231	33,487,733	2,925,492	41,348,161
Distributions reinvested	158,265	2,252,369	305,724	4,103,577
Redemptions	(3,615,035)	(52,730,837)	(3,610,304)	(49,802,514)
Net decrease	(1,184,539)	(16,990,735)	(379,088)	(4,350,776)
Class B shares
Subscriptions	21,036	302,932	26,723	371,670
Distributions reinvested	2,689	38,136	19,289	253,216
Redemptions(c)	(604,151)	(8,791,016)	(1,155,008)	(15,586,826)
Net decrease	(580,426)	(8,449,948)	(1,108,996)	(14,961,940)
Class C shares
Subscriptions	338,701	5,009,845	189,350	2,685,171
Distributions reinvested	13,798	195,556	20,947	283,145
Redemptions	(406,435)	(5,811,801)	(370,334)	(5,152,765)
Net decrease	(53,936)	(606,400)	(160,037)	(2,184,449)
Class I shares
Subscriptions	10,082,655	149,501,517	6,348,957	93,563,351
Distributions reinvested	317,539	4,448,906	4,104	59,960
Redemptions	(3,325,698)	(46,905,955)	(1,034,283)	(15,670,265)
Net increase	7,074,496	107,044,468	5,318,778	77,953,046
Class R shares
Subscriptions	143,409	2,071,722	—	—
Redemptions	(5,419)	(81,051)	—	—
Net increase	137,990	1,990,671	—	—
Class W shares
Subscriptions	1,944,273	29,221,765	—	—
Redemptions	(20,006)	(300,253)	—	—
Net increase	1,924,267	28,921,512	—	—
Class Z shares
Subscriptions	4,751,824	70,147,549	4,958,784	70,327,339
Distributions reinvested	90,235	1,304,380	184,776	2,531,641
Redemptions	(6,852,715)	(98,392,821)	(9,793,941)	(135,703,577)
Net decrease	(2,010,656)	(26,940,892)	(4,650,381)	(62,844,597)
Total net increase (decrease)	5,307,196	84,968,676	(979,724)	(6,388,716)

(a)  Class R and Class W shares are for the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(b)  Class I shares are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(c)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights – Columbia Convertible Securities Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$15.55		$12.92		$9.93		$14.90		$16.62
Income from investment operations:
Net investment income	0.42		0.45		0.34		0.29		0.32
Net realized and unrealized gain (loss)	(0.56)		2.67		2.99		(4.73)		(0.27)
Total from investment operations	(0.14)		3.12		3.33		(4.44)		0.05
Less distributions to shareholders from:
Net investment income	(0.42)		(0.49)		(0.34)		(0.30)		(0.38)
Net realized gains	—		—		—		(0.23)		(1.39)
Total distributions to shareholders	(0.42)		(0.49)		(0.34)		(0.53)		(1.77)
Proceeds from regulatory settlement	—		—		0.00	(a)	—		—
Net asset value, end of period	$14.99		$15.55		$12.92		$9.93		$14.90
Total return	(0.75%)		24.72%		33.91%		(30.64%)		(0.22%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.27%		1.31	%(c)	1.24%		1.24	%(c)	1.19	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.12	%(e)	1.15	%(c)(e)	1.20	%(e)	1.21	%(c)(e)	1.18	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.27%		1.31%		1.24%		1.24%		1.19%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.12	%(e)	1.15	%(e)	1.20	%(e)	1.21	%(e)	1.18	%(e)
Net investment income	2.86	%(e)	3.27	%(e)	2.88	%(e)	2.33	%(e)	1.91	%(e)
Supplemental data
Net assets, end of period (in thousands)	$198,721		$224,608		$191,414		$154,987		$274,370
Portfolio turnover	66%		118%		117%		92%		77%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Convertible Securities Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class B
Per share data
Net asset value, beginning of period	$15.28		$12.70		$9.77		$14.66		$16.37
Income from investment operations:
Net investment income	0.30		0.35		0.24		0.19		0.19
Net realized and unrealized gain (loss)	(0.55)		2.62		2.94		(4.65)		(0.26)
Total from investment operations	(0.25)		2.97		3.18		(4.46)		(0.07)
Less distributions to shareholders from:
Net investment income	(0.31)		(0.39)		(0.25)		(0.20)		(0.25)
Net realized gains	—		—		—		(0.23)		(1.39)
Total distributions to shareholders	(0.31)		(0.39)		(0.25)		(0.43)		(1.64)
Proceeds from regulatory settlement	—		—		0.00	(a)	—		—
Net asset value, end of period	$14.72		$15.28		$12.70		$9.77		$14.66
Total return	(1.53%)		23.83%		32.86%		(31.14%)		(0.92%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.04%		2.06	%(c)	1.99%		1.99	%(c)	1.94	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.88	%(e)	1.90	%(c)(e)	1.95	%(e)	1.96	%(c)(e)	1.93	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.04%		2.06%		1.99%		1.99%		1.94%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.88	%(e)	1.90	%(e)	1.95	%(e)	1.96	%(e)	1.93	%(e)
Net investment income	2.04	%(e)	2.61	%(e)	2.10	%(e)	1.53	%(e)	1.16	%(e)
Supplemental data
Net assets, end of period (in thousands)	$3,102		$12,089		$24,126		$31,792		$74,074
Portfolio turnover	66%		118%		117%		92%		77%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia Convertible Securities Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class C
Per share data
Net asset value, beginning of period	$15.51		$12.88		$9.91		$14.86		$16.58
Income from investment operations:
Net investment income	0.31		0.35		0.25		0.20		0.19
Net realized and unrealized gain (loss)	(0.56)		2.67		2.97		(4.72)		(0.27)
Total from investment operations	(0.25)		3.02		3.22		(4.52)		(0.08)
Less distributions to shareholders from:
Net investment income	(0.31)		(0.39)		(0.25)		(0.20)		(0.25)
Net realized gains	—		—		—		(0.23)		(1.39)
Total distributions to shareholders	(0.31)		(0.39)		(0.25)		(0.43)		(1.64)
Proceeds from regulatory settlement	—		—		0.00	(a)	—		—
Net asset value, end of period	$14.95		$15.51		$12.88		$9.91		$14.86
Total return	(1.51%)		23.88%		32.80%		(31.13%)		(0.97%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.02%		2.06	%(c)	1.99%		1.99	%(c)	1.94	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.87	%(e)	1.90	%(c)(e)	1.95	%(e)	1.96	%(c)(e)	1.93	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.02%		2.06%		1.99%		1.99%		1.94%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.87	%(e)	1.90	%(e)	1.95	%(e)	1.96	%(e)	1.93	%(e)
Net investment income	2.10	%(e)	2.53	%(e)	2.12	%(e)	1.54	%(e)	1.16	%(e)
Supplemental data
Net assets, end of period (in thousands)	$20,127		$21,717		$20,103		$18,239		$38,320
Portfolio turnover	66%		118%		117%		92%		77%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Financial Highlights (continued) – Columbia Convertible Securities Fund

	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011(a)
Class I
Per share data
Net asset value, beginning of period	$15.58	$13.69
Income from investment operations:
Net investment income	0.47	0.17
Net realized and unrealized gain (loss)	(0.57)	1.86
Total from investment operations	(0.10)	2.03
Less distributions to shareholders from:
Net investment income	(0.46)	(0.14)
Total distributions to shareholders	(0.46)	(0.14)
Net asset value, end of period	$15.02	$15.58
Total return	(0.43%)	14.92%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.84%	0.90	%(c)
Net expenses after fees waived or expenses reimbursed(d)	0.77%	0.86	%(c)(e)
Net investment income	3.28%	2.63	%(c)(e)
Supplemental data
Net assets, end of period (in thousands)	$186,160	$82,875
Portfolio turnover	66%	118%
Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

22

Financial Highlights (continued) – Columbia Convertible Securities Fund

	Year ended Feb. 29, 2012(a)
Class R
Per share data
Net asset value, beginning of period	$13.80
Income from investment operations:
Net investment income	0.11
Net realized and unrealized gain	1.20	(b)
Total from investment operations	1.31
Less distributions to shareholders from:
Net investment income	(0.12)
Total distributions to shareholders	(0.12)
Net asset value, end of period	$14.99
Total return	9.57%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.28	%(d)
Net expenses after fees waived or expenses reimbursed(e)	1.20	%(d)
Net investment income	2.64	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2,068
Portfolio turnover	66%
Notes to Financial Highlights

(a)  For the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(b)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

23

Financial Highlights (continued) – Columbia Convertible Securities Fund

	Year ended Feb. 29, 2012(a)
Class W
Per share data
Net asset value, beginning of period	$13.80
Income from investment operations:
Net investment income	0.14
Net realized and unrealized gain	1.17	(b)
Total from investment operations	1.31
Less distributions to shareholders from:
Net investment income	(0.13)
Total distributions to shareholders	(0.13)
Net asset value, end of period	$14.98
Total return	9.56%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.85	%(d)
Net expenses after fees waived or expenses reimbursed(e)	0.77	%(d)
Net investment income	3.44	%(d)
Supplemental data
Net assets, end of period (in thousands)	$28,830
Portfolio turnover	66%
Notes to Financial Highlights

(a)  For the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(b)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gains presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

24

Financial Highlights (continued) – Columbia Convertible Securities Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class Z
Per share data
Net asset value, beginning of period	$15.58		$12.93		$9.94		$14.91		$16.62
Income from investment operations:
Net investment income	0.45		0.49		0.37		0.33		0.36
Net realized and unrealized gain (loss)	(0.57)		2.68		2.99		(4.73)		(0.26)
Total from investment operations	(0.12)		3.17		3.36		(4.40)		0.10
Less distributions to shareholders from:
Net investment income	(0.45)		(0.52)		(0.37)		(0.34)		(0.42)
Net realized gains	—		—		—		(0.23)		(1.39)
Total distributions to shareholders	(0.45)		(0.52)		(0.37)		(0.57)		(1.81)
Proceeds from regulatory settlement	—		—		0.00	(a)	—		—
Net asset value, end of period	$15.01		$15.58		$12.93		$9.94		$14.91
Total return	(0.56%)		25.17%		34.20%		(30.43%)		0.10%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.02%		1.06	%(c)	0.99%		0.99	%(c)	0.94	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	0.87	%(e)	0.90	%(c)(e)	0.95	%(e)	0.96	%(c)(e)	0.93	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.02%		1.06%		0.99%		0.99%		0.94%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	0.87	%(e)	0.90	%(e)	0.95	%(e)	0.96	%(e)	0.93	%(e)
Net investment income	3.08	%(e)	3.52	%(e)	3.12	%(e)	2.56	%(e)	2.16	%(e)
Supplemental data
Net assets, end of period (in thousands)	$130,380		$166,597		$198,457		$190,168		$388,824
Portfolio turnover	66%		118%		117%		92%		77%
Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

25

Notes to Financial Statements – Columbia Convertible Securities Fund
February 29, 2012

Note 1. Organization

Columbia Convertible Securities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors. Class R shares commenced operations on November 16, 2011.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on November 16, 2011.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

26

Columbia Convertible Securities Fund, February 29, 2012

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

27

Columbia Convertible Securities Fund, February 29, 2012

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure

28

Columbia Convertible Securities Fund, February 29, 2012

under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.76% to 0.62% as the Fund's net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.65% to 0.50% as the Fund's net assets increased. The effective management fee rate for the year ended February 29, 2012 was 0.72% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.05% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.17% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. The effective administration fee rate for the year ended February 29, 2012 was 0.10% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to June 27, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective June 27, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is

29

Columbia Convertible Securities Fund, February 29, 2012

facilitated by a company providing limited administrative services to the Fund and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $2,657.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund's expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended February 29, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.17
Class C	0.17
Class R	0.19
Class W	0.19
Class Z	0.17

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2012, these minimum account balance fees reduced total expenses by $2,222.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

30

Columbia Convertible Securities Fund, February 29, 2012

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $173,003 for Class A, $2,291 for Class B and $2,396 for Class C shares for the year ended February 29, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.11%
Class B	1.86
Class C	1.86
Class I	0.75
Class R	1.36
Class W	1.11
Class Z	0.86

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Class A	1.15%
Class B	1.90
Class C	1.90
Class I	0.85
Class Z	0.90

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended February 29, 2012, these differences are primarily due to differing treatment for defaulted bonds, deferral/reversal of wash sales, deferred trustees expense, certain convertible preferred securities, capital loss carryforwards and post-October losses. To the extent these differences are permanent; reclassifications are made among

31

Columbia Convertible Securities Fund, February 29, 2012

the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$274,461
Accumulated net realized loss	(274,459)
Paid-in capital	(2)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended	February 29, 2012	February 28, 2011
Ordinary income	$15,245,198	$14,732,005

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,461,189
Undistributed accumulated long-term gain	—
Unrealized appreciation	16,569,609

At February 29, 2012, the cost of investments for federal income tax purposes was $581,118,491 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$34,977,689
Unrealized depreciation	$(18,408,080)
Net unrealized app/depreciation	$16,569,609

The following capital loss carryforward, determined at February 29, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$15,780,866
2018	39,523,679
Total	$55,304,545

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended February 29, 2012, $19,950,712 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2012, the Fund will elect to treat post-October capital losses of $3,047,863 as arising on March 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

32

Columbia Convertible Securities Fund, February 29, 2012

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $426,222,532 and $336,731,940, respectively, for the year ended February 29, 2012.

Note 6. Lending of Portfolio Securities

Effective June 27, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At February 29, 2012, securities valued at $37,676,682 were on loan, by cash collateral of $39,478,571 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 29, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to June 27, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to June 27, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period March 1, 2011 through June 27, 2011, these credits reduced total expenses by $51.

Note 8. Affiliated Money Market Fund

Effective June 27, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

33

Columbia Convertible Securities Fund, February 29, 2012

Note 9. Shareholder Concentration

At February 29, 2012, one unaffiliated shareholder account owned 37.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 36.1% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on June 27, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period June 27, 2011 through December 12, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period May 16, 2011 through June 26, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $150 million committed, unsecured revolving credit facility provided by State Street. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended February 29, 2012.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay

34

Columbia Convertible Securities Fund, February 29, 2012

the District Court proceedings while the Supreme Court considered and rules in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

35

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Convertible Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Convertible Securities Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2012

36

Federal Income Tax Information (Unaudited) – Columbia Convertible Securities Fund

For non-corporate shareholders, 31.74% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended February 29, 2012 may represent qualified dividend income.

30.77% of the ordinary income distributed by the Fund for the fiscal year ended February 29, 2012, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

37

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

38

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

39

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

40

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

41

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, Riversource Distributors, Inc. since 2006.	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

42

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

43

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

44

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Convertible Securities Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

45

Columbia Convertible Securities Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1226 C (4/12)

Columbia Large Cap Core Fund

Annual Report for the Period Ended February 29, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	10

Statement of Operations	12

Statement of Changes in Net Assets	13

Financial Highlights	15

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	33

Federal Income Tax Information	34

Fund Governance	35

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Americans were dispirited in the fourth quarter of 2011 by Washington's inability to reach a plan for deficit reduction and Europe's piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news to encourage risk taking, buoying both stocks and bonds to solid gains.

U.S. economic data surprised on the upside and fears of recession abated. With the bar of expectations set low, investors responded positively to the announcement that the economy had expanded by 1.8% in the third quarter. Consumer confidence improved, even though consumers remain under pressure with no real increase in disposable income and a continued decline in household net worth. Headline inflation—which tracks a broad range of consumer expenditures, including food and energy—declined. Even manufacturing held its ground.

Against this backdrop, the U.S. equity markets logged solid returns. The S&P 500 Index gained 11.82%, moving into positive territory for the year with quarterly advances in all ten sectors. Mid- and small-cap stocks did even better. Value outperformed growth across all market capitalizations. Energy stocks led the market, as the price of oil moved above $100 a barrel in December. Industrials and materials stocks rose, buoyed by improving economic data. The U.S. fixed-income markets logged modest but solid returns. High-yield bonds were the best performers as the economy showed signs of improvement. Emerging market bonds were strong performers, as inflation came under control in key regions. Municipal bonds and Treasuries eked out only modest gains, as investors moved away from quality in favor of riskier assets.

While fourth quarter gains were encouraging, challenges still remain. Columbia Management, however, remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $326 billion under management as of December 31, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The strong line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of December 31, 2011, Columbia Management offers 52 funds rated either 4 or 5 stars by Morningstar.*

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

*All ratings are based on Class Z shares as of 12/31/2011. Out of 119 Class Z share Columbia funds rated by Morningstar, 7 funds received a 5-star Overall Rating and 45 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges/loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. ©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Large Cap Core Fund

Summary

■  For the 12-month period that ended February 29, 2012, the fund's Class A shares returned 3.45% without sales charge.

■  The S&P 500 Index returned 5.12% for the same period.1

■  Under exposure to higher-yielding stocks and weak performance from energy names hurt returns relative to the index.

Portfolio Management

Peter Santoro, lead manager, has managed the fund since 2004. From 2003 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. Santoro was associated with the fund's previous investment adviser as an investment professional.

Craig Leopold has co-managed the fund since 2004. From 2003 until joining the Investment Manager in May 2010, Mr. Leopold was associated with the fund's previous investment adviser as investment professional.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/12

+3.45%

Class A shares (without sales charge)

+5.12%

S&P 500 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Large Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/02 – 02/29/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/02 – 02/29/12 ($)

Sales charge	without	with
Class A	13,529	12,750
Class B	12,533	12,533
Class C	12,518	12,518
Class I*	13,884	n/a
Class W*	13,566	n/a
Class Z	13,846	n/a

Average annual total return as of 02/29/12 (%)

Share class	A		B		C		I*	W*	Z
Inception	08/02/99		08/02/99		08/02/99		09/27/10	09/27/10	10/02/98
Sales charge	without	with	without	with	without	with	without	without	without
1-year	3.45	–2.51	2.72	–2.28	2.64	1.64	3.82	3.48	3.65
5-year	1.40	0.21	0.64	0.27	0.63	0.63	1.69	1.43	1.63
10-year	3.07	2.46	2.28	2.28	2.27	2.27	3.34	3.10	3.31

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class W shares are sold at net asset value with a distribution (12b-1) fee. Class I, Class W and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

2

Understanding Your Expenses – Columbia Large Cap Core Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2011 – February 29, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,125.30	1,019.10	6.13	5.82	1.16
Class B	1,000.00	1,000.00	1,122.10	1,015.37	10.08	9.57	1.91
Class C	1,000.00	1,000.00	1,121.20	1,015.37	10.07	9.57	1.91
Class I	1,000.00	1,000.00	1,127.90	1,021.03	4.07	3.87	0.77
Class W	1,000.00	1,000.00	1,126.40	1,019.29	5.92	5.62	1.12
Class Z	1,000.00	1,000.00	1,127.40	1,020.34	4.81	4.57	0.91

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Managers' Report – Columbia Large Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/12 ($)

Class A	14.09
Class B	13.59
Class C	13.58
Class I	14.04
Class W	14.09
Class Z	14.04

Distributions declared per share

03/01/11 – 02/29/12 ($)

Class A	0.10
Class B	0.02
Class C	0.02
Class I	0.16
Class W	0.11
Class Z	0.14

For the 12-month period that ended February 29, 2012, the fund's Class A shares returned 3.45% without sales charge. The fund lagged its benchmark, the S&P 500 Index, which returned 5.12%. In an environment of low interest rates, we believe that income-hungry investors focused on the dividend-paying potential of stocks rather than on business fundamentals or growth prospects. Because our strategy generally seeks a more balanced total return approach, we were underexposed to the one-dimensional highest dividend-paying segment of the market, which outperformed during the 12-month period. Stock selection in the consumer discretionary, information technology and industrials sectors helped returns during the period, while certain energy holdings hurt.

The U.S. economy picks up momentum

During the first half of the 12-month period, a series of natural disasters in Japan, Europe's debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster and job growth was disappointing. However, the pace of growth picked up in the second half of the period and, as fears of a lapse back into recession faded, prospects brightened. Consumer confidence improved even though consumers remain under pressure, with no real increase in disposable income and a continued decline in household net worth. The labor markets added more than a million new jobs from September 2011 through February 2012, and the jobless rate fell to 8.3%. Headline inflation—which tracks a broad range of consumer expenditures, including food and energy—remained below its long-term average. Even manufacturing held its ground. A modest slowdown in manufacturing activity late in the summer of 2011 raised concern that this lynchpin of the recovery was ready to turn downward. However, manufacturing activity stabilized and the manufacturing expansion continued into 2012. Housing continues to be the one nagging weak spot in the economy. Yet, home sales edged modestly higher over the year, and there is hope that a bottom in the housing market is in sight.

Stock selection generated mixed results

Energy stocks generally detracted from returns relative to the index. Oil service companies Schlumberger and Halliburton underperformed, as investors expressed concerns that falling natural gas prices in the United States would lead to reduced profitability due to potential rig closings. In light of these developments, we sold both stocks. Rising tensions in the Middle East, particularly in Egypt and Libya, hurt oil and gas producers Apache and Occidental Petroleum (2.0% of net assets). The increased risk of civil war in both countries drove fears of potential production disruptions. We sold Apache but retained the fund's position in Occidental, as we are more comfortable with its diversification outside of the Middle East, including a recent California shale discovery.

By contrast, stock picking in the consumer discretionary sector made a positive contribution to fund returns. Top contributors were retailers Macy's and Limited Brands, owner of Victoria's Secret (1.5% and 1.1% of net assets, respectively). We targeted these names because higher net worth shoppers are more protected from relatively high unemployment levels. Both companies also sought ways to reward shareholders with cash payouts over the past 12 months.

4

Portfolio Managers' Report (continued) – Columbia Large Cap Core Fund

We also owned Apple and Teradata, top performers in the information technology sector (5.2% and 0.7% of net assets, respectively). Apple's stock rose on the strength of iPad 2, iPhone 4 and an iPhone contract with Verizon Wireless. The company also benefited from lower prices on components, including memory chips, which increased profit margins. Analytic data solutions provider Teradata was a beneficiary of the move towards centralized data centers as companies migrated away from their old practice of storing data on multiple servers.

In the industrials sector, Goodrich and Union Pacific were top contributors. Goodrich, a supplier of systems and services to the aerospace and defense industries, was one of the fund's long-term holdings. It was acquired by United Technologies at an attractive price and is no longer in the portfolio. Western railroad company Union Pacific benefited from improving trends in basic industries, such as chemicals and automobiles. The company is also one of only two railroad companies operating in the Western United States, and its strong presence in Western ports helped increase its exposure to Asian boat-to-train trade. We sold the position when it reached our target price.

Looking forward

As the macroeconomic environment in the United States continues to stabilize, we believe it will create an ideal environment for managers who focus on stock selection. Companies that do a majority of their business in the United States look particularly appealing now, as Europe continues to work through its debt restructuring and Asian economic growth decelerates. Against this backdrop, we have positioned the fund in companies that we believe have good balance sheets and strong industry positions that are experiencing positive change that we believe can drive future success. To find these investments, we continue to draw on three independent and uncorrelated research sources—fundamental research, systematic models and portfolio management team input—while also continuing to focus on after-tax returns on behalf of shareholders.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Portfolio breakdown1

as of 02/29/12 (%)

Consumer Discretionary	7.8
Consumer Staples	10.0
Energy	12.2
Financials	14.7
Health Care	12.6
Industrials	11.3
Information Technology	21.3
Materials	3.6
Telecommunication Services	3.3
Utilities	1.8
Other[2]	1.4

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

2Includes investments in affiliated money market fund.

Top ten holdings1

as of 02/29/12 (%)

Apple, Inc.	5.2
Wells Fargo & Co.	3.7
Johnson & Johnson	3.4
Google, Inc., Class A	3.1
Chevron Corp.	2.8
General Electric Co.	2.6
Philip Morris International, Inc.	2.6
United Technologies Corp.	2.5
EMC Corp.	2.3
Accenture PLC, Class A	2.3

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and affiliated money market fund).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

5

Portfolio of Investments – Columbia Large Cap Core Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 97.8%
CONSUMER DISCRETIONARY 7.8%
Auto Components 0.4%
Delphi Automotive PLC(a)	67,810	$2,169,920
Johnson Controls, Inc.	66,350	2,165,000
Total		4,334,920
Household Durables 0.9%
D.R. Horton, Inc.(b)	664,035	9,522,262
Internet & Catalog Retail 2.9%
Liberty Interactive Corp., Class A(a)	1,031,273	19,346,682
priceline.com, Inc.(a)	18,438	11,560,995
Total		30,907,677
Media 1.1%
DISH Network Corp., Class A	400,681	11,687,865
Multiline Retail 1.4%
Macy's, Inc.	412,625	15,667,371
Specialty Retail 1.1%
Limited Brands, Inc.(b)	257,617	11,986,919
TOTAL CONSUMER DISCRETIONARY		84,107,014
CONSUMER STAPLES 10.1%
Beverages 3.5%
Beam, Inc.(b)	247,080	13,609,166
PepsiCo, Inc.	378,139	23,800,069
Total		37,409,235
Food & Staples Retailing 1.0%
Costco Wholesale Corp.	128,910	11,093,995
Food Products 1.7%
Kellogg Co.	340,300	17,814,705
Tobacco 3.9%
Lorillard, Inc.	109,709	14,380,656
Philip Morris International, Inc.(b)	327,126	27,321,563
Total		41,702,219
TOTAL CONSUMER STAPLES		108,020,154
ENERGY 12.3%
Energy Equipment & Services 1.6%
National Oilwell Varco, Inc.	213,446	17,615,698
Oil, Gas & Consumable Fuels 10.7%
Anadarko Petroleum Corp.	245,958	20,689,987
Chevron Corp.	273,377	29,830,898
Continental Resources, Inc.(a)(b)	85,713	7,772,455
Occidental Petroleum Corp.	209,486	21,864,054
Royal Dutch Shell PLC, ADR	248,787	18,183,842
Williams Companies, Inc. (The)	531,634	15,885,224
Total		114,226,460
TOTAL ENERGY		131,842,158
FINANCIALS 13.5%
Capital Markets 3.0%
BlackRock, Inc.	93,351	18,576,849
Goldman Sachs Group, Inc. (The)	118,738	13,671,493
Total		32,248,342

Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS (cont.)
Commercial Banks 7.1%
Fifth Third Bancorp(b)	1,139,740	$15,511,861
PNC Financial Services Group, Inc.	345,495	20,563,862
Wells Fargo & Co.	1,261,950	39,486,416
Total		75,562,139
Diversified Financial Services 2.6%
Citigroup, Inc.	461,316	15,371,049
IntercontinentalExchange, Inc.(a)	92,446	12,753,850
Total		28,124,899
Insurance 0.8%
XL Group PLC	399,318	8,305,815
TOTAL FINANCIALS		144,241,195
HEALTH CARE 12.7%
Biotechnology 1.9%
Biogen Idec, Inc.(a)	114,093	13,288,412
Vertex Pharmaceuticals, Inc.(a)	182,760	7,113,019
Total		20,401,431
Health Care Equipment & Supplies 1.8%
Covidien PLC	364,087	19,023,546
Health Care Providers & Services 2.2%
CIGNA Corp.	387,863	17,108,637
Express Scripts, Inc.(a)(b)	124,490	6,639,052
Total		23,747,689
Pharmaceuticals 6.8%
Allergan, Inc.	148,882	13,338,338
Johnson & Johnson(b)	551,770	35,909,191
Merck & Co., Inc.	623,145	23,785,445
Total		73,032,974
TOTAL HEALTH CARE		136,205,640
INDUSTRIALS 11.3%
Aerospace & Defense 2.5%
United Technologies Corp.	315,143	26,431,044
Construction & Engineering 0.5%
KBR, Inc.	160,351	5,823,948
Electrical Equipment 1.0%
Rockwell Automation, Inc.	132,650	10,609,347
Industrial Conglomerates 4.6%
General Electric Co.	1,451,616	27,653,285
Tyco International Ltd.	421,414	21,837,673
Total		49,490,958
Machinery 2.7%
Cummins, Inc.(b)	92,331	11,132,348
Parker Hannifin Corp.(b)	201,112	18,061,869
Total		29,194,217
TOTAL INDUSTRIALS		121,549,514

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Large Cap Core Fund

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY 21.4%
Communications Equipment 2.2%
QUALCOMM, Inc.	384,646	$23,917,288
Computers & Peripherals 7.5%
Apple, Inc.(a)	102,404	55,548,026
EMC Corp.(a)(b)	887,573	24,576,896
Total		80,124,922
Internet Software & Services 4.6%
eBay, Inc.(a)	462,533	16,530,930
Google, Inc., Class A(a)	52,945	32,733,246
Total		49,264,176
IT Services 3.0%
Accenture PLC, Class A	410,940	24,467,368
Teradata Corp.(a)	119,116	7,927,170
Total		32,394,538
Semiconductors & Semiconductor Equipment 2.2%
Avago Technologies Ltd.	403,240	15,165,856
Marvell Technology Group Ltd.(a)	585,340	8,780,100
Total		23,945,956
Software 1.9%
Check Point Software Technologies Ltd.(a)	129,900	7,554,984
Intuit, Inc.	210,115	12,153,052
Total		19,708,036
TOTAL INFORMATION TECHNOLOGY		229,354,916
MATERIALS 3.6%
Chemicals 3.6%
Celanese Corp., Class A	211,651	10,068,238
Dow Chemical Co. (The)	416,130	13,944,516
PPG Industries, Inc.(b)	155,179	14,160,084
Total		38,172,838
TOTAL MATERIALS		38,172,838
TELECOMMUNICATION SERVICES 3.3%
Diversified Telecommunication Services 1.9%
Verizon Communications, Inc.(b)	526,633	20,069,984
Wireless Telecommunication Services 1.4%
Vodafone Group PLC, ADR	549,260	14,879,453
TOTAL TELECOMMUNICATION SERVICES		34,949,437
UTILITIES 1.8%
Multi-Utilities 1.8%
Sempra Energy	326,131	19,320,000
TOTAL UTILITIES		19,320,000
Total Common Stocks (Cost: $860,195,642)		$1,047,762,866
Convertible Preferred Stocks 1.4%
FINANCIALS 1.4%
Diversified Financial Services 1.4%
Bank of America Corp., 7.250%	12,401,317	$14,540,625
TOTAL FINANCIALS		14,540,625
Total Convertible Preferred Stocks (Cost: $12,401,317)		$14,540,625

	Shares	Value
Money Market Funds 1.5%
Columbia Short-Term Cash Fund, 0.166%(c)(d)	15,535,546	$15,535,546
Total Money Market Funds (Cost: $15,535,546)		$15,535,546

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 9.4%
Asset-Backed Commercial Paper 1.2%
Atlantic Asset Securitization LLC 03/01/12	0.300%	$4,999,708	$4,999,708
Regency Markets No. 1 LLC 03/19/12	0.200%	4,999,139	4,999,139
Rhein-Main Securitisation Ltd. 04/13/12	0.771%	3,058,070	3,058,070
Total			13,056,917
Certificates of Deposit 2.2%
ABM AMRO Bank N.V. 03/21/12	0.310%	4,998,752	4,998,752
DZ Bank AG 03/12/12	0.250%	3,000,000	3,000,000
Hong Kong Shanghai Bank Corp., Ltd. 03/12/12	0.250%	2,000,000	2,000,000
Norinchukin Bank 05/21/12	0.470%	3,000,000	3,000,000
Skandinaviska Enskilda Banken 04/16/12	0.360%	5,000,000	5,000,000
United Overseas Bank Ltd. 03/16/12	0.250%	5,000,000	5,000,000
Total			22,998,752
Commercial Paper 1.1%
Mitsubishi UFJ Trust and Banking Corp. 05/03/12	0.430%	2,997,456	2,997,456
State Development Bank of NorthRhine-Westphalia 03/13/12	0.240%	3,999,227	3,999,227
Swedish National Housing Finance Corp. (SBAB) 03/15/12	0.350%	4,998,541	4,998,541
Total			11,995,224
Repurchase Agreements 4.9%
Credit Suisse Securities (USA) LLC dated 02/29/12, matures 03/01/12, repurchase price $7,924,619(e)	0.160%	7,924,584	7,924,584
Natixis Financial Products, Inc. dated 02/29/12, matures 03/01/12, repurchase price $45,000,275(e)	0.220%	45,000,000	45,000,000
Total			52,924,584
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $100,975,477)			$100,975,477
Total Investments (Cost: $989,107,982)			$1,178,814,514
Other Assets & Liabilities, Net			(107,794,949)
Net Assets			$1,071,019,565

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Large Cap Core Fund

February 29, 2012

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  At February 29, 2012, security was partially or fully on loan.

(c)  The rate shown is the seven-day current annualized yield at February 29, 2012.

(d)  Investments in affiliates during the year ended February 29, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$241,439,677	$(225,904,131)	$—	$15,535,546	$17,021	$15,535,546

(e)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Credit Suisse Securities (USA) LLC (0.160%)

Security Description	Value
Ginnie Mae I Pool	$5,673,232
Ginnie Mae II Pool	2,409,862
Total Market Value of Collateral Securities	$8,083,094

Natixis Financial Products, Inc. (0.220%)

Security Description	Value
Fannie Mae Pool	$2,263,804
Fannie Mae REMICS	16,860,047
Freddie Mac Gold Pool	2,072,708
Freddie Mac REMICS	9,941,496
Government National Mortgage Association	2,967,523
United States Treasury Note/Bond	11,794,702
Total Market Value of Collateral Securities	$45,900,280
Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Large Cap Core Fund

February 29, 2012

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 29, 2012:

	Fair value at February 29, 2012
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets(b)	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$84,107,014	$—	$—	$84,107,014
Consumer Staples	108,020,154	—	—	108,020,154
Energy	131,842,158	—	—	131,842,158
Financials	144,241,195	—	—	144,241,195
Health Care	136,205,640	—	—	136,205,640
Industrials	121,549,514	—	—	121,549,514
Information Technology	229,354,916	—	—	229,354,916
Materials	38,172,838	—	—	38,172,838
Telecommunication Services	34,949,437	—	—	34,949,437
Utilities	19,320,000	—	—	19,320,000
Convertible Preferred Stocks
Financials	—	14,540,625	—	14,540,625
Total Equity Securities	1,047,762,866	14,540,625	—	1,062,303,491
Other
Money Market Funds	15,535,546	—	—	15,535,546
Investments of Cash Collateral Received for Securities on Loan	—	100,975,477	—	100,975,477
Total Other	15,535,546	100,975,477	—	116,511,023
Total	$1,063,298,412	$115,516,102	$—	$1,178,814,514

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined  through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Statement of Assets and Liabilities – Columbia Large Cap Core Fund

February 29, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $872,596,959)	$1,062,303,491
Affiliated issuers (identified cost $15,535,546)	15,535,546
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $48,050,893)	48,050,893
Repurchase agreements (identified cost $52,924,584)	52,924,584
Total investments (identified cost $989,107,982)	1,178,814,514
Cash	257
Receivable for:
Investments sold	11,846,337
Capital shares sold	598,465
Dividends	2,352,501
Interest	12,383
Reclaims	8,649
Prepaid expense	14,608
Trustees' deferred compensation plan	10,857
Total assets	1,193,658,571
Liabilities
Due upon return of securities on loan	100,975,477
Payable for:
Investments purchased	4,953,326
Capital shares purchased	16,332,749
Investment management fees	20,307
Distribution and service fees	915
Transfer agent fees	139,680
Administration fees	1,694
Expense reimbursement due to Investment Manager	4,767
Other expenses	199,234
Trustees' deferred compensation plan	10,857
Total liabilities	122,639,006
Net assets applicable to outstanding capital stock	$1,071,019,565

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Statement of Assets and Liabilities (continued) – Columbia Large Cap Core Fund

February 29, 2012

Represented by
Paid-in capital	$938,057,968
Undistributed net investment income	1,382,613
Accumulated net realized loss	(58,126,897)
Unrealized appreciation (depreciation) on:
Investments	189,706,532
Foreign currency translations	(651)
Total — representing net assets applicable to outstanding capital stock	$1,071,019,565
*Value of securities on loan	$98,046,888
Net assets applicable to outstanding shares
Class A	$119,434,384
Class B	$813,251
Class C	$2,649,173
Class I	$122,827,779
Class W	$2,987
Class Z	$825,291,991
Shares outstanding
Class A	8,476,451
Class B	59,863
Class C	195,081
Class I	8,746,726
Class W	212
Class Z	58,779,078
Net asset value per share
Class A(a)	$14.09
Class B	$13.59
Class C	$13.58
Class I	$14.04
Class W	$14.09
Class Z	$14.04

(a)  The maximum offering price per share for Class A is $14.95. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Operations – Columbia Large Cap Core Fund

Year ended February 29, 2012

Net investment income
Income:
Dividends	$22,951,098
Interest	1,625
Dividends from affiliates	17,021
Income from securities lending — net	45,514
Foreign taxes withheld	(113,913)
Total income	22,901,345
Expenses:
Investment management fees	8,114,264
Distribution fees
Class B	8,141
Class C	19,013
Service fees
Class B	2,714
Class C	6,338
Class W	7
Distribution and service fees — Class A	297,732
Transfer agent fees
Class A	226,699
Class B	2,161
Class C	4,812
Class W	5
Class Z	1,744,472
Administration fees	630,042
Compensation of board members	27,241
Pricing and bookkeeping fees	48,189
Custodian fees	24,256
Printing and postage fees	103,980
Registration fees	60,611
Professional fees	79,799
Line of credit interest expense	955
Chief compliance officer expenses	310
Other	57,399
Total expenses	11,459,140
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(446,143)
Expense reductions	(7,384)
Total net expenses	11,005,613
Net investment income	11,895,732
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	60,688,642
Options contracts written	339,545
Net realized gain	61,028,187
Net change in unrealized appreciation (depreciation) on:
Investments	(49,265,107)
Foreign currency translations	(139)
Net change in unrealized depreciation	(49,265,246)
Net realized and unrealized gain	11,762,941
Net increase in net assets resulting from operations	$23,658,673

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Changes in Net Assets – Columbia Large Cap Core Fund

	Year ended February 29, 2012	Year ended February 28, 2011(a)
Operations
Net investment income	$11,895,732	$6,829,390
Net realized gain	61,028,187	118,395,596
Net change in unrealized appreciation (depreciation)	(49,265,246)	86,340,195
Net increase in net assets resulting from operations	23,658,673	211,565,181
Distributions to shareholders from:
Net investment income
Class A	(905,722)	(597,562)
Class B	(1,257)	—
Class C	(3,321)	—
Class I	(1,919,215)	(35,165)
Class W	(23)	(10)
Class Z	(8,396,793)	(7,052,482)
Total distributions to shareholders	(11,226,331)	(7,685,219)
Increase (decrease) in net assets from share transactions	(185,782,787)	(85,011,943)
Proceeds from regulatory settlements (Note 6)	64,591	—
Total increase (decrease) in net assets	(173,285,854)	118,868,019
Net assets at beginning of year	1,244,305,419	1,125,437,400
Net assets at end of year	$1,071,019,565	$1,244,305,419
Undistributed net investment income	$1,382,613	$659,266

(a)  Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Changes in Net Assets (continued) – Columbia Large Cap Core Fund

	Year ended February 29, 2012		Year ended February 29, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	520,353	6,582,973	819,382	9,808,839
Fund merger	34,275	460,907	—	—
Distributions reinvested	15,512	197,131	18,628	226,052
Redemptions	(1,563,986)	(20,552,117)	(2,833,331)	(34,605,798)
Net decrease	(993,846)	(13,311,106)	(1,995,321)	(24,570,907)
Class B shares
Subscriptions	3,792	49,240	19,342	224,627
Distributions reinvested	52	637	—	—
Redemptions(b)	(68,737)	(872,316)	(137,222)	(1,629,043)
Net decrease	(64,893)	(822,439)	(117,880)	(1,404,416)
Class C shares
Subscriptions	33,247	403,474	17,206	201,746
Fund merger	14,642	190,045	—	—
Distributions reinvested	171	2,096	—	—
Redemptions	(50,144)	(616,794)	(40,442)	(466,541)
Net decrease	(2,084)	(21,179)	(23,236)	(264,795)
Class I shares
Subscriptions	6,461,139	87,125,127	10,132,687	135,559,701
Distributions reinvested	151,420	1,919,181	2,718	35,146
Redemptions	(7,777,573)	(102,134,050)	(223,665)	(2,971,154)
Net increase (decrease)	(1,165,014)	(13,089,742)	9,911,740	132,623,693
Class W shares
Subscriptions	—	—	224	2,650
Redemptions	—	—	(12)	(153)
Net increase	—	—	212	2,497
Class Z shares
Subscriptions	4,649,967	61,005,623	7,245,250	84,819,566
Fund merger	7,530,591	100,981,718	—	—
Distributions reinvested	330,829	4,191,690	209,444	2,653,077
Redemptions	(24,897,373)	(324,717,352)	(22,661,724)	(278,870,658)
Net decrease	(12,385,986)	(158,538,321)	(15,207,030)	(191,398,015)
Total net decrease	(14,611,823)	(185,782,787)	(7,431,515)	(85,011,943)

(a)  Class I and Class W shares are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Financial Highlights – Columbia Large Cap Core Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009		2008(a)(b)(c)		2007(a)
Class A
Per share data
Net asset value, beginning of period	$13.73		$11.48		$7.95		$13.66		$14.86		$13.35
Income from investment operations:
Net investment income	0.10		0.05		0.08		0.13		0.11		0.14
Net realized and unrealized gain (loss)	0.36		2.26		3.57		(5.49)		(0.41)		1.46
Total from investment operations	0.46		2.31		3.65		(5.36)		(0.30)		1.60
Less distributions to shareholders from:
Net investment income	(0.10)		(0.06)		(0.12)		(0.10)		(0.14)		(0.09)
Net realized gains	—		—		—		(0.25)		(0.76)		—
Total distributions to shareholders	(0.10)		(0.06)		(0.12)		(0.35)		(0.90)		(0.09)
Proceeds from regulatory settlement	0.00	(d)	—		0.00	(d)	—		—		—
Net asset value, end of period	$14.09		$13.73		$11.48		$7.95		$13.66		$14.86
Total return	3.45	%(e)	20.16%		45.99%		(40.12%)		(2.69%)		12.00%
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.21	%(g)	1.20	%(g)	1.18	%(g)	1.15	%(g)	1.07	%(g)(h)	1.05	%(g)
Net expenses after fees waived or expenses reimbursed (including interest expense)(i)	1.16	%(g)(j)	1.20	%(g)(j)	1.18	%(g)(j)	1.15	%(g)(j)	1.07	%(g)(h)(j)	1.05	%(g)(j)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.21%		1.20%		1.18%		1.15%		1.07	%(h)	1.05%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(i)	1.16	%(j)	1.20	%(j)	1.18	%(j)	1.15	%(j)	1.07	%(h)(j)	1.05	%(j)
Net investment income	0.77	%(j)	0.38	%(j)	0.78	%(j)	1.10	%(j)	0.81	%(h)(j)	0.98	%(j)
Supplemental data
Net assets, end of period (in thousands)	$119,434		$130,039		$131,652		$95,714		$172,569		$194,203
Portfolio turnover	197%		171%		165%		156%		0.00	%(k)(l)	—
Portfolio turnover for Columbia Large Cap Core Master Portfolio	—		—		—		—		98%		148%

Notes to Financial Highlights

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  For the period from April 1, 2007 to February 29, 2008. During the period, the Fund's fiscal year end was changed from March 31 to February 29.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  Rounds to less than $0.01.

(e)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  Annualized.

(i)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Rounds to less than 0.01%

(l)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights (continued) – Columbia Large Cap Core Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009		2008(a)(b)(c)		2007(a)
Class B
Per share data
Net asset value, beginning of period	$13.25		$11.11		$7.71		$13.23		$14.39		$12.95
Income from investment operations:
Net investment income (loss)	(0.00	)(d)	(0.04)		0.00	(d)	0.03		0.00	(d)	0.03
Net realized and unrealized gain (loss)	0.36		2.18		3.44		(5.28)		(0.40)		1.41
Total from investment operations	0.36		2.14		3.44		(5.25)		(0.40)		1.44
Less distributions to shareholders from:
Net investment income	(0.02)		—		(0.04)		(0.02)		(0.00	)(d)	—
Net realized gains	—		—		—		(0.25)		(0.76)		—
Total distributions to shareholders	(0.02)		—		(0.04)		(0.27)		(0.76)		—
Proceeds from regulatory settlement	0.00	(d)	—		0.00	(d)	—		—		—
Net asset value, end of period	$13.59		$13.25		$11.11		$7.71		$13.23		$14.39
Total return	2.72	%(e)	19.26%		44.74%		(40.51%)		(3.34%)		11.12%
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.96	%(g)	1.95	%(g)	1.93	%(g)	1.90	%(g)	1.82	%(g)(h)	1.80	%(g)
Net expenses after fees waived or expenses reimbursed (including interest expense)(i)	1.91	%(g)(j)	1.95	%(g)(j)	1.93	%(g)(j)	1.90	%(g)(j)	1.82	%(g)(h)(j)	1.80	%(g)(j)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.96%		1.95%		1.93%		1.90%		1.82	%(h)	1.80%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(i)	1.91	%(j)	1.95	%(j)	1.93	%(j)	1.90	%(j)	1.82	%(h)(j)	1.80	%(j)
Net investment income (loss)	(0.04	%)(j)	(0.36	%)(j)	0.04	%(j)	0.28	%(j)	0.03	%(h)(j)	0.21	%(j)
Supplemental data
Net assets, end of period (in thousands)	$813		$1,653		$2,696		$3,300		$13,247		$25,523
Portfolio turnover	197%		171%		165%		156%		0.00	%(k)(l)	—
Portfolio turnover for Columbia Large Cap Core Master Portfolio	—		—		—		—		98%		148%

Notes to Financial Highlights

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  For the period from April 1, 2007 to February 29, 2008. During the period, the Fund's fiscal year end was changed from March 31 to February 29.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  Rounds to less than $0.01.

(e)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  Annualized.

(i)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights (continued) – Columbia Large Cap Core Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009		2008(a)(b)(c)		2007(a)
Class C
Per share data
Net asset value, beginning of period	$13.25		$11.11		$7.70		$13.23		$14.39		$12.94
Income from investment operations:
Net investment income (loss)	0.00	(d)	(0.04)		0.00	(d)	0.04		0.01		0.03
Net realized and unrealized gain (loss)	0.35		2.18		3.45		(5.30)		(0.41)		1.42
Total from investment operations	0.35		2.14		3.45		(5.26)		(0.40)		1.45
Less distributions to shareholders from:
Net investment income	(0.02)		—		(0.04)		(0.02)		(0.00	)(d)	—
Net realized gains	—		—		—		(0.25)		(0.76)		—
Total distributions to shareholders	(0.02)		—		(0.04)		(0.27)		(0.76)		—
Proceeds from regulatory settlement	0.00	(d)	—		0.00	(d)	—		—		—
Net asset value, end of period	$13.58		$13.25		$11.11		$7.70		$13.23		$14.39
Total return	2.64	%(e)	19.26%		44.93%		(40.58%)		(3.34%)		11.21%
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.96	%(g)	1.95	%(g)	1.93	%(g)	1.90	%(g)	1.82	%(g)(h)	1.80	%(g)
Net expenses after fees waived or expenses reimbursed (including interest expense)(i)	1.91	%(g)(j)	1.95	%(g)(j)	1.93	%(g)(j)	1.90	%(g)(j)	1.82	%(g)(h)(j)	1.80	%(g)(j)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.96%		1.95%		1.93%		1.90%		1.82	%(h)	1.80%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(i)	1.91	%(j)	1.95	%(j)	1.93	%(j)	1.90	%(j)	1.82	%(h)(j)	1.80	%(j)
Net investment income (loss)	0.02	%(j)	(0.36	%)(j)	0.03	%(j)	0.39	%(j)	0.04	%(h)(j)	0.21	%(j)
Supplemental data
Net assets, end of period (in thousands)	$2,649		$2,612		$2,449		$1,559		$2,168		$11,413
Portfolio turnover	197%		171%		165%		156%		0.00	%(k)(l)	—
Portfolio turnover for Columbia Large Cap Core Master Portfolio	—		—		—		—		98%		148%

Notes to Financial Highlights

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  For the period from April 1, 2007 to February 29, 2008. During the period, the Fund's fiscal year end was changed from March 31 to February 29.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  Rounds to less than $0.01.

(e)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  Annualized.

(i)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Large Cap Core Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28, 2011(a)
Class I
Per share data
Net asset value, beginning of period	$13.69		$11.78
Income from investment operations:
Net investment income	0.15		0.04
Net realized and unrealized gain	0.36		1.96
Total from investment operations	0.51		2.00
Less distributions to shareholders from:
Net investment income	(0.16)		(0.09)
Total distributions to shareholders	(0.16)		(0.09)
Proceeds from regulatory settlement	0.00	(b)	—
Net asset value, end of period	$14.04		$13.69
Total return	3.82	%(c)	16.99%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.76	%(e)	0.79	%(e)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	0.76	%(e)(h)	0.79	%(e)(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.76%		0.79	%(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	0.76	%(h)	0.79	%(f)(h)
Net investment income	1.18	%(h)	0.64	%(f)(h)
Supplemental data
Net assets, end of period (in thousands)	$122,828		$135,677
Portfolio turnover	197%		171%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to less than $0.01.

(c)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Large Cap Core Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28, 2011(a)
Class W
Per share data
Net asset value, beginning of period	$13.73		$11.80
Income from investment operations:
Net investment income	0.11		0.03
Net realized and unrealized gain	0.36		1.95
Total from investment operations	0.47		1.98
Less distributions to shareholders from:
Net investment income	(0.11)		(0.05)
Total distributions to shareholders	(0.11)		(0.05)
Proceeds from regulatory settlement	0.00	(b)	—
Net asset value, end of period	$14.09		$13.73
Total return	3.48	%(c)	16.77%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.18	%(e)	1.16	%(e)(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.14	%(e)(g)	1.16	%(e)(f)(h)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.18%		1.16	%(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.14	%(h)	1.16	%(f)(h)
Net investment income	0.81	%(h)	0.50	%(f)(h)
Supplemental data
Net assets, end of period (in thousands)	$3		$3
Portfolio turnover	197%		171%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to less than $0.01.

(c)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Large Cap Core Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009		2008(a)(b)(c)		2007(a)
Class Z
Per share data
Net asset value, beginning of period	$13.69		$11.45		$7.93		$13.66		$14.88		$13.39
Income from investment operations:
Net investment income	0.13		0.08		0.11		0.16		0.15		0.17
Net realized and unrealized gain (loss)	0.36		2.25		3.55		(5.48)		(0.41)		1.47
Total from investment operations	0.49		2.33		3.66		(5.32)		(0.26)		1.64
Less distributions to shareholders from:
Net investment income	(0.14)		(0.09)		(0.14)		(0.16)		(0.20)		(0.15)
Net realized gains	—		—		—		(0.25)		(0.76)		—
Total distributions to shareholders	(0.14)		(0.09)		(0.14)		(0.41)		(0.96)		(0.15)
Proceeds from regulatory settlement	0.00	(d)	—		0.00	(d)	—		—		—
Net asset value, end of period	$14.04		$13.69		$11.45		$7.93		$13.66		$14.88
Total return	3.65	%(e)	20.40%		46.30%		(39.95%)		(2.43%)		12.28%
Ratios to average net assets(f)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.95	%(g)	0.95	%(g)	0.93	%(g)	0.90	%(g)	0.82	%(g)(h)	0.80	%(g)
Net expenses after fees waived or expenses reimbursed (including interest expense)(i)	0.91	%(g)(j)	0.95	%(g)(j)	0.93	%(g)(j)	0.90	%(g)(j)	0.82	%(g)(h)(j)	0.80	%(g)(j)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.95%		0.95%		0.93%		0.90%		0.82	%(h)	0.80%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(i)	0.91	%(j)	0.95	%(j)	0.93	%(j)	0.90	%(j)	0.82	%(h)(j)	0.80	%(j)
Net investment income	0.99	%(j)	0.64	%(j)	1.03	%(j)	1.35	%(j)	1.06	%(h)(j)	1.23	%(j)
Supplemental data
Net assets, end of period (in thousands)	$825,292		$974,320		$988,640		$712,304		$1,285,598		$1,466,653
Portfolio turnover	197%		171%		165%		156%		0.00	%(k)(l)	—
Portfolio turnover for Columbia Large Cap Core Master Portfolio	—		—		—		—		98%		148%

Notes to Financial Highlights

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Large Cap Core Master Portfolio.

(b)  For the period from April 1, 2007 to February 29, 2008. During the period, the Fund's fiscal year end was changed from March 31 to February 29.

(c)  Effective February 28, 2008, the Fund converted to a stand-alone fund. Prior to February 28, 2008, the Fund operated in a master-feeder structure.

(d)  Rounds to less than $0.01.

(e)  During the year ended February 29, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(f)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(g)  Includes interest expense which rounds to less than 0.01%.

(h)  Annualized.

(i)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Rounds to less than 0.01%.

(l)  Amount represents results after the Fund's conversion to a stand-alone structure on February 28, 2008

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Notes to Financial Statements – Columbia Large Cap Core Fund
February 29, 2012

Note 1. Organization

Columbia Large Cap Core Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing

21

Columbia Large Cap Core Fund, February 29, 2012

service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the

22

Columbia Large Cap Core Fund, February 29, 2012

fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Options

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to generate yield by writing options with strike prices commensurate with values at which we are comfortable selling the underlying stock. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires or is exercised. When option contracts on debt securities or futures are exercised, the Fund will realize a gain or loss. When other option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the year ended February 29, 2012 are as follows:

	Calls
	Contracts	Premiums
Balance at February 28, 2011	—	$—
Opened	8,390	390,063
Exercised	(630)	(50,518)
Expired	(7,760)	(339,545)
Balance at February 29, 2012	—	$—

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at

February 29, 2012

At February 29, 2012, the Fund had no outstanding derivatives.

Effect of Derivative Instruments in the Statement of

Operations for the Year Ended February 29, 2012

Amount of Realized Gain (Loss) on Derivatives

Risk Exposure Category	Options Contracts Written and Purchased
Equity contracts	$339,545

23

Columbia Large Cap Core Fund, February 29, 2012

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Risk Exposure Category	Options Contracts Written and Purchased
Equity contracts	$—

Volume of Derivative Instruments for the Year Ended

February 29, 2012

Contracts Opened
Options Contracts	8,390

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any

24

Columbia Large Cap Core Fund, February 29, 2012

future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective management fee rate for the year ended February 29, 2012 was 0.68% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended February 29, 2012 was 0.06% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to June 27, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective June 27, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $4,466.

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Columbia Large Cap Core Fund, February 29, 2012

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund's expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended February 29, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.20
Class C	0.19
Class W	0.18
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2012, these minimum account balance fees reduced total expenses by $7,382.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also required the payment of a monthly service fee at the

26

Columbia Large Cap Core Fund, February 29, 2012

maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares and 0.25% of the average daily net assets attributable to Class W shares of the Fund.

The Fund may pay a distribution fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $24,212 for Class A, $1,097 for Class B and $324 for Class C shares for the year ended February 29, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.16%
Class B	1.91
Class C	1.91
Class I	0.81
Class W	1.16
Class Z	0.91

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended February 29, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$53,946
Accumulated net realized loss	—
Paid-in capital	(53,946)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended	February 29, 2012	February 28, 2011
Ordinary income	$11,226,331	$7,685,219

27

Columbia Large Cap Core Fund, February 29, 2012

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,475,605
Undistributed long-term capital gains	—
Unrealized appreciation	187,945,595

At February 29, 2012, the cost of investments for federal income tax purposes was $990,868,919 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$193,183,054
Unrealized depreciation	$(5,237,459)
Net unrealized appreciation	$187,945,595

The following capital loss carryforward, determined at February 29, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2018	$52,694,574

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended February 29, 2012, $65,252,956 of capital loss carryforward was utilized.

Columbia Large Cap Core Fund acquired unrealized capital gains in connection with the merger with Columbia Blended Equity Fund (Note 12). Due to the acquisition of unrealized capital gains the yearly utilization of the Fund's capital loss carryforward may be limited by the Internal Revenue Code.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2012, the Fund will elect to treat post-October capital losses of $3,671,386 as arising on March 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,352,901,142 and $2,615,382,108, respectively, for the year ended February 29, 2012.

Transactions to realign the Fund's portfolio following the merger as described in Note 12 are excluded for purposes of calculating the Fund's portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $33,319,574 and $33,532,818, respectively.

Note 6. Regulatory Settlements

During the year ended February 29, 2012, the Fund received payments of $64,591 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

28

Columbia Large Cap Core Fund, February 29, 2012

Note 7. Lending of Portfolio Securities

Effective June 27, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At February 29, 2012, securities valued at $98,046,888 were on loan, secured by cash collateral of $100,975,477 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 29, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to June 27, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 8. Custody Credits

Prior to June 27, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period March 1, 2011 through June 26, 2011, these credits reduced total expenses by $2.

Note 9. Affiliated Money Market Fund

Effective June 27, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At February 29, 2012, one unaffiliated shareholder account owned 44.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 38.6% of the outstanding shares of the Fund. Subscription and redemption activity by

29

Columbia Large Cap Core Fund, February 29, 2012

concentrated accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on June 27, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period June 27, 2011 through December 12, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period May 16, 2011 through June 26, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $150 million committed, unsecured revolving credit facility provided by State Street. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum. For the year ended February 29, 2012, the average daily loan balance outstanding on days when borrowing existed was $23,000,000 at a weighted average interest rate of 1.50%.

Note 12. Fund Merger

At the close of business on March 11, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Blended Equity Fund. The reorganization was completed after shareholders of Columbia Blended Equity Fund approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,218,171,435 and the combined net assets immediately after the acquisition were $1,319,804,105.

The merger was accomplished by a tax-free exchange of 6,625,629 shares of Columbia Blended Equity Fund valued at $101,632,670 (including $34,347,901 of unrealized appreciation).

In exchange for Columbia Blended Equity Fund shares, the Fund issued the following number of shares:

Shares
Class A	34,275
Class C	14,642
Class Z	7,530,591

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Columbia Blended Equity Fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Columbia Blended Equity Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

30

Columbia Large Cap Core Fund, February 29, 2012

Assuming the merger had been completed on March 1, 2011, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended February 29, 2012 would have been approximately $11.9, $66.6, $(56.5) and $22.0 million, respectively.

Note 13. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 14. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 15. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and rule in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with

31

Columbia Large Cap Core Fund, February 29, 2012

various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Large Cap Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Core Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2012

33

Federal Income Tax Information (Unaudited) – Columbia Large Cap Core Fund

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended February 29, 2012 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund for the fiscal year ended February 29, 2012, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

34

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

35

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

36

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

37

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

38

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

39

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

40

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

41

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Large Cap Core Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

45

Columbia Large Cap Core Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1236 C (4/12)

Columbia Small Cap Value Fund II

Annual Report for the Period Ended February 29, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Statement of Assets and Liabilities	12

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	17

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	33

Federal Income Tax Information	34

Fund Governance	35

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Americans were dispirited in the fourth quarter of 2011 by Washington's inability to reach a plan for deficit reduction and Europe's piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news to encourage risk taking, buoying both stocks and bonds to solid gains.

U.S. economic data surprised on the upside and fears of recession abated. With the bar of expectations set low, investors responded positively to the announcement that the economy had expanded by 1.8% in the third quarter. Consumer confidence improved, even though consumers remain under pressure with no real increase in disposable income and a continued decline in household net worth. Headline inflation—which tracks a broad range of consumer expenditures, including food and energy—declined. Even manufacturing held its ground.

Against this backdrop, the U.S. equity markets logged solid returns. The S&P 500 Index gained 11.82%, moving into positive territory for the year with quarterly advances in all ten sectors. Mid- and small-cap stocks did even better. Value outperformed growth across all market capitalizations. Energy stocks led the market, as the price of oil moved above $100 a barrel in December. Industrials and materials stocks rose, buoyed by improving economic data. The U.S. fixed-income markets logged modest but solid returns. High-yield bonds were the best performers as the economy showed signs of improvement. Emerging market bonds were strong performers, as inflation came under control in key regions. Municipal bonds and Treasuries eked out only modest gains, as investors moved away from quality in favor of riskier assets.

While fourth quarter gains were encouraging, challenges still remain. Columbia Management, however, remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $326 billion under management as of December 31, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The strong line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of December 31, 2011, Columbia Management offers 52 funds rated either 4 or 5 stars by Morningstar.*

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

* All ratings are based on Class Z shares as of 12/31/2011. Out of 119 Class Z share Columbia funds rated by Morningstar, 7 funds received a 5-star Overall Rating and 45 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges/loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. ©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Small Cap Value Fund II

Summary

■  For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –2.08%without sales charge.

■  In a difficult environment for small-cap stocks, the fund held up better than its benchmark, the Russell 2000 Value Index, which returned –2.72%.1

■  Stock selection, particularly in the consumer discretionary sector, helped shore up results versus the Russell index.

Portfolio Management

Christian K. Stadlinger has co-managed the fund since 2002. From 2002 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. Stadlinger was associated with the fund's previous investment adviser as an investment professional.

Jarl Ginsberg has co-managed the fund since 2003. From 2003 until joining the Investment Manager in May 2010, Mr. Ginsberg was associated with the fund's previous investment adviser as an investment professional.

1The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/12

–2.08%

Class A shares (without sales charge)

–2.72%

Russell 2000 Value Index

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Small Cap Value Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 05/01/02 – 02/29/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 05/01/02 – 02/29/12 ($)

Sales charge	without	with
Class A	20,660	19,472
Class B	19,178	19,178
Class C	19,172	19,172
Class I*	20,807	n/a
Class R*	20,126	n/a
Class Z	21,170	n/a

Average annual total return as of 02/29/12 (%)

Share class	A		B		C		I*	R*	Z
Inception	05/01/02		05/01/02		05/01/02		09/27/10	01/23/06	05/01/02
Sales charge	without	with	without	with	without	with	without	without	without
1-year	–2.08	–7.71	–2.84	–7.70	–2.84	–3.81	–1.64	–2.38	–1.84
5-year	1.98	0.78	1.20	0.81	1.20	1.20	2.13	1.71	2.22
Life	7.66	7.01	6.85	6.85	6.84	6.84	7.74	7.37	7.93

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (12b-1) fee. Class I shares, Class R shares and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

2

Understanding Your Expenses – Columbia Small Cap Value Fund II

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2011 – February 29, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,129.90	1,018.30	6.99	6.62	1.32
Class B	1,000.00	1,000.00	1,125.70	1,014.57	10.94	10.37	2.07
Class C	1,000.00	1,000.00	1,125.80	1,014.57	10.94	10.37	2.07
Class I	1,000.00	1,000.00	1,132.90	1,020.69	4.45	4.22	0.84
Class R	1,000.00	1,000.00	1,128.00	1,017.11	8.25	7.82	1.56
Class Z	1,000.00	1,000.00	1,131.50	1,019.54	5.67	5.37	1.07

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Managers' Report – Columbia Small Cap Value Fund II

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/12 ($)

Class A	14.44
Class B	13.70
Class C	13.69
Class I	14.54
Class R	14.36
Class Z	14.54

Distributions declared per share

03/01/11 – 02/29/12 ($)

Class A	0.02
Class I	0.08
Class Z	0.05

For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –2.08% without sales charge. The fund held up better than its benchmark, the Russell 2000 Value Index, which return –2.72% for the same period. Security selection, which targeted small-cap companies with attractively valued stocks and improving earnings prospects, helped shore up performance in a difficult environment for small-cap stocks and more than offset the negative impact of certain sector allocations.

Market volatility rocked small-cap stocks

After a year of extreme volatility, small-cap stocks ended the 12-month reporting period modestly behind where they had started. The market was unsettled early in the period by unrest in the Middle East, a nuclear meltdown and tsunami disaster in Japan and a sovereign debt crisis in Europe. Concerns accelerated over the summer amid slowing global economic growth, Congress's inability to address the federal budget deficit and Standard & Poor's subsequent decision to downgrade U.S. debt. Against this backdrop, equity markets worldwide fell sharply in the third quarter, with small-cap stocks posting especially steep losses. Signs that the U.S. economy was improving and that Europe was taking steps to address its problems spurred a fourth-quarter market turnaround that extended into early 2012. Within the Russell 2000 Value Index, defensive utilities stocks posted the strongest returns, while energy stocks were down sharply.

Strong stock selection in consumer discretionary and consumer staples

The fund picked up the most ground versus the Russell index from stock picks in the consumer discretionary sector, where winners included Domino's Pizza and specialty retailer GNC Holdings (1.0% and 0.9% of net assets, respectively). Domino's stock moved sharply higher, driven by better-than-expected domestic and international same-store sales, robust overseas expansion and higher store traffic after a well-advertised upgrade of its pizza recipe. Shares of nutritional products company GNC also posted steep gains, buoyed by increased sales and improved merchandising. Security selection in the consumer staples sector contributed, with notable gains from investments in the personal products industry. The stock of personal care products company Nu Skin Enterprises (1.0% of net assets) advanced as increased global sales of new products boosted earnings.

Added gains from industrials and health care

Security selection in industrials further aided performance. Top contributors included United Rentals (1.0% of net assets), which rents out construction equipment and tools. Its shares benefited as economic uncertainty led more companies and contractors to rent equipment instead of buying it. Stock picks in the health care sector also aided performance. Standouts included managed health-care companies Wellcare Health Plans (1.1% of net assets) and HealthSpring, whose stocks benefited from growth in insured lives as more states looked for ways to control health-care costs. HealthSpring also benefited from being acquired by a larger competitor during the period.

4

Portfolio Managers' Report (continued) – Columbia Small Cap Value Fund II

Modest disappointments from materials, utilities and tech

The fund lost some ground from security selection within materials, where detractors included plastics manufacturer Georgia Gulf (position eliminated), whose business was pressured by continued weakness in the housing market. An underweight in utilities, where we did not find many stocks that met our valuation criteria, and an overweight in technology, one of the weaker performing sectors in the Russell 2000 Value Index, also hampered results. Elsewhere, detractors included hospital operators Kindred Healthcare and Vanguard Health Systems (0.5% of and 0.4% of net assets, respectively). Kindred suffered from cuts in Medicare reimbursement, while Vanguard was hurt by weaker-than-predicted hospital admissions. The stock of medical equipment company Invacare declined when the government's Food and Drug Administration criticized the company's manufacturing operations. We sold the position. In technology, specialty semiconductor chip manufacturer Silicon Image (0.5% of net assets) detracted, as investors shied away from higher volatility stocks.

Looking ahead

Going forward, the fund will continue to focus on undervalued stocks with strong underlying earnings prospects and improving operating performance. We remain especially interested in "out-of-the-limelight" companies that seem to have been overlooked by Wall Street research, companies that may be out of favor with investors and companies whose operating fundamentals are on a positive trajectory. The fund ended the period with overweights versus its Russell benchmark in technology and industrials and underweights in financials and utilities.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for this fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager's assessment of a company's prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

Stocks of small-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio Breakdown1

at 02/29/12 (%)

Consumer Discretionary	12.3
Consumer Staples	3.8
Energy	4.3
Financials	29.6
Health Care	5.8
Industrials	16.7
Information Technology	15.3
Materials	4.4
Utilities	4.2
Exchange-Traded Funds	1.5
Other[2]	2.1

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's portfolio composition is subject to change.

2Includes investments in affiliated money market fund.

Top Ten Holdings1

at 02/29/12 (%)

iShares Russell 2000 Index Fund	1.5
Cirrus Logic, Inc.	1.2
Hornbeck Offshore Services, Inc.	1.2
Key Energy Services, Inc.	1.2
Wabash National Corp.	1.2
CubeSmart	1.2
NeuStar, Inc., Class A	1.2
South Jersey Industries, Inc.	1.1
SVB Financial Group	1.1
Helen of Troy Ltd.	1.1

1Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and affiliated money market fund).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

5

Portfolio of Investments – Columbia Small Cap Value Fund II

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 97.4%
CONSUMER DISCRETIONARY 12.4%
Auto Components 2.9%
Cooper Tire & Rubber Co.	510,000	$8,466,000
Dana Holding Corp.(a)(b)	1,075,000	17,200,000
Tenneco, Inc.(b)	362,400	13,952,400
Tower International, Inc.(a)(b)	1,000,000	12,740,000
Total		52,358,400
Diversified Consumer Services 1.7%
Bridgepoint Education, Inc.(a)(b)	700,000	17,052,000
Stewart Enterprises, Inc., Class A(a)	2,250,000	13,995,000
Total		31,047,000
Hotels, Restaurants & Leisure 1.0%
Domino's Pizza, Inc.(b)	490,000	18,845,400
Household Durables 1.8%
Helen of Troy Ltd.(a)(b)	620,000	20,150,000
KB Home(a)	1,050,000	11,991,000
Total		32,141,000
Specialty Retail 5.0%
Express, Inc.(a)(b)	575,000	13,685,000
Finish Line, Inc., Class A (The)	625,000	14,368,750
Genesco, Inc.(b)	275,000	18,738,500
GNC Holdings, Inc., Class A(a)(b)	480,000	15,537,600
Pier 1 Imports, Inc.(a)(b)	750,000	12,877,500
Sonic Automotive, Inc., Class A(a)	875,000	14,988,750
Total		90,196,100
TOTAL CONSUMER DISCRETIONARY		224,587,900
CONSUMER STAPLES 3.9%
Food & Staples Retailing 1.2%
Andersons, Inc. (The)	242,000	10,427,780
Ruddick Corp.	300,000	12,288,000
Total		22,715,780
Food Products 1.7%
Dean Foods Co.(b)	1,300,000	15,938,000
Sanderson Farms, Inc.(a)	285,000	14,022,000
Total		29,960,000
Personal Products 1.0%
Nu Skin Enterprises, Inc., Class A(a)	310,000	17,905,600
TOTAL CONSUMER STAPLES		70,581,380
ENERGY 4.3%
Energy Equipment & Services 3.1%
Hornbeck Offshore Services, Inc.(a)(b)	525,000	21,393,750
Key Energy Services, Inc.(a)(b)	1,250,000	21,325,000
Oil States International, Inc.(b)	160,000	12,995,200
Total		55,713,950
Oil, Gas & Consumable Fuels 1.2%
Renewable Energy Group, Inc.(b)	659,100	6,307,587
Swift Energy Co.(b)	545,000	16,366,350
Total		22,673,937
TOTAL ENERGY		78,387,887

Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS 29.9%
Capital Markets 0.6%
Apollo Investment Corp.(a)	757,289	$5,316,169
Medley Capital Corp.	497,337	5,495,574
Total		10,811,743
Commercial Banks 11.1%
Community Bank System, Inc.(a)	730,000	19,943,600
East West Bancorp, Inc.	790,000	17,474,800
FNB Corp.(a)	1,600,000	18,864,000
Iberiabank Corp.(a)	310,000	16,442,400
Independent Bank Corp.(a)	610,000	16,768,900
Prosperity Bancshares, Inc.(a)	410,000	17,933,400
Sandy Spring Bancorp, Inc.(a)	659,161	11,904,448
Sterling Bancorp(c)	1,725,824	15,359,833
Susquehanna Bancshares, Inc.(a)	1,008,786	9,351,446
SVB Financial Group(b)	340,000	20,155,200
Texas Capital Bancshares, Inc.(a)(b)	545,000	18,470,050
Umpqua Holdings Corp.	1,450,000	17,864,000
Total		200,532,077
Insurance 6.4%
Alterra Capital Holdings Ltd.(a)	620,000	14,235,200
American Equity Investment Life Holding Co.	780,000	9,438,000
AMERISAFE, Inc.(a)(b)	660,000	14,889,600
Amtrust Financial Services, Inc.(a)	500,900	13,529,309
Argo Group International Holdings Ltd.	355,365	10,607,645
Delphi Financial Group, Inc., Class A	325,000	14,482,000
National Financial Partners Corp.(a)(b)	1,150,000	17,549,000
Platinum Underwriters Holdings Ltd.(a)	235,000	8,356,600
Symetra Financial Corp.	1,300,000	12,922,000
Total		116,009,354
Real Estate Investment Trusts (REITs) 9.4%
American Assets Trust, Inc.	800,000	17,216,000
BioMed Realty Trust, Inc.(a)	875,000	16,117,500
Brandywine Realty Trust(a)	950,000	10,269,500
Capstead Mortgage Corp.	660,000	8,778,000
CBL & Associates Properties, Inc.(a)	600,000	10,578,000
CubeSmart(a)	1,850,000	20,868,000
First Industrial Realty Trust, Inc.(a)(b)	1,300,000	15,366,000
Highwoods Properties, Inc.(a)	300,000	9,600,000
Kilroy Realty Corp.(a)	410,000	17,974,400
LaSalle Hotel Properties(a)	670,000	17,875,600
MFA Financial, Inc.	1,050,000	7,665,000
Mid-America Apartment Communities, Inc.(a)	145,000	9,043,650
Omega Healthcare Investors, Inc.(a)	425,000	8,657,250
Total		170,008,900
Thrifts & Mortgage Finance 2.4%
Flushing Financial Corp.(a)	600,000	7,770,000
Northwest Bancshares, Inc.(a)	1,350,000	17,037,000
Oritani Financial Corp.(a)	859,933	11,204,927
Radian Group, Inc.(a)	2,050,000	7,769,500
Total		43,781,427
TOTAL FINANCIALS		541,143,501

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Small Cap Value Fund II

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
HEALTH CARE 5.9%
Health Care Equipment & Supplies 2.3%
CONMED Corp.(a)(b)	565,000	$16,859,600
Cooper Companies, Inc. (The)	135,000	10,729,800
ICU Medical, Inc.(b)	313,000	14,360,440
Total		41,949,840
Health Care Providers & Services 3.6%
Centene Corp.(b)	370,000	18,056,000
Kindred Healthcare, Inc.(b)	950,000	9,775,500
Metropolitan Health Networks, Inc.(a)(b)	1,026,116	8,578,330
Vanguard Health Systems, Inc.(b)	800,000	7,968,000
WellCare Health Plans, Inc.(b)	290,000	19,679,400
Total		64,057,230
TOTAL HEALTH CARE		106,007,070
INDUSTRIALS 16.9%
Air Freight & Logistics 0.3%
Pacer International, Inc.(b)	791,914	4,371,365
Airlines 1.0%
Alaska Air Group, Inc.(b)	190,000	13,028,300
U.S. Airways Group, Inc.(a)(b)	650,000	4,816,500
Total		17,844,800
Building Products 0.6%
USG Corp.(a)(b)	750,000	10,687,500
Commercial Services & Supplies 4.0%
Cenveo, Inc.(a)(b)	2,300,000	8,970,000
Deluxe Corp.(a)	786,088	19,392,791
Geo Group, Inc. (The)(a)(b)	565,000	9,949,650
Progressive Waste Solutions Ltd.	450,000	9,216,000
TMS International Corp., Class A(b)(c)	936,500	11,144,350
United Stationers, Inc.	489,952	14,228,206
Total		72,900,997
Construction & Engineering 0.5%
EMCOR Group, Inc.	325,000	9,035,000
Electrical Equipment 0.6%
Brady Corp., Class A	342,336	10,937,635
Machinery 2.8%
Robbins & Myers, Inc.	310,000	15,131,100
Trinity Industries, Inc.	435,000	15,120,600
Wabash National Corp.(a)(b)	2,000,000	21,120,000
Total		51,371,700
Professional Services 1.1%
CBIZ, Inc.(a)(b)	663,000	4,309,500
Navigant Consulting, Inc.(a)(b)	1,200,000	16,212,000
Total		20,521,500
Road & Rail 1.6%
Swift Transportation Co.(b)	900,000	10,548,000
Werner Enterprises, Inc.(a)	740,000	17,922,800
Total		28,470,800
Trading Companies & Distributors 4.4%
Beacon Roofing Supply, Inc.(a)(b)	740,000	17,449,200
Houston Wire & Cable Co.(c)	935,000	13,277,000
Textainer Group Holdings Ltd.(a)	525,000	17,440,500

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS (cont.)
Trading Companies & Distributors (cont.)
Titan Machinery, Inc.(a)(b)	463,765	$12,146,006
United Rentals, Inc.(a)(b)	450,000	18,756,000
Total		79,068,706
TOTAL INDUSTRIALS		305,210,003
INFORMATION TECHNOLOGY 15.5%
Communications Equipment 0.8%
Ciena Corp.(a)(b)	1,000,000	14,920,000
Electronic Equipment, Instruments & Components 4.1%
Anixter International, Inc.(b)	250,000	17,385,000
Brightpoint, Inc.(a)(b)	1,050,000	9,240,000
Elster Group SE, ADR(a)(b)	1,150,000	16,571,500
Rofin-Sinar Technologies, Inc.(a)(b)	478,119	11,216,672
Rogers Corp.(a)(b)	310,000	11,497,900
TTM Technologies, Inc.(a)(b)	725,000	8,489,750
Total		74,400,822
Internet Software & Services 0.9%
Saba Software, Inc.(a)(b)(c)	1,375,000	16,115,000
IT Services 2.8%
Cardtronics, Inc.(b)	600,000	15,954,000
Global Cash Access Holdings, Inc.(b)	2,505,000	13,927,800
NeuStar, Inc., Class A(b)	589,165	20,650,233
Total		50,532,033
Semiconductors & Semiconductor Equipment 5.5%
Cirrus Logic, Inc.(b)	940,000	22,165,200
Fairchild Semiconductor International, Inc.(a)(b)	700,000	10,213,000
IXYS Corp.(a)(b)	1,100,000	13,123,000
Kulicke & Soffa Industries, Inc.(b)	1,200,000	13,512,000
Micrel, Inc.(a)	1,000,000	10,670,000
Silicon Image, Inc.(a)(b)	1,900,000	9,823,000
Standard Microsystems Corp.(a)(b)	535,056	13,692,083
Ultra Clean Holdings(a)(b)	735,841	6,011,821
Total		99,210,104
Software 1.4%
EPIQ Systems, Inc.	771,700	8,866,833
Mentor Graphics Corp.(b)	1,075,000	16,297,000
Total		25,163,833
TOTAL INFORMATION TECHNOLOGY		280,341,792
MATERIALS 4.4%
Containers & Packaging 0.7%
Boise, Inc.	1,523,093	12,535,055
Metals & Mining 2.1%
Metals U.S.A. Holdings Corp.(b)	1,000,000	13,080,000
RTI International Metals, Inc.(a)(b)	444,192	10,012,088
Schnitzer Steel Industries, Inc., Class A(a)	340,000	15,354,400
Total		38,446,488
Paper & Forest Products 1.6%
Neenah Paper, Inc.(a)	435,000	12,132,150
Schweitzer-Mauduit International, Inc.	250,000	17,512,500
Total		29,644,650
TOTAL MATERIALS		80,626,193

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Small Cap Value Fund II

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
UTILITIES 4.2%
Electric Utilities 1.1%
UIL Holdings Corp.(a)	550,000	$19,387,500
Gas Utilities 2.2%
New Jersey Resources Corp.(a)	430,000	20,076,700
South Jersey Industries, Inc.(a)	391,696	20,368,192
Total		40,444,892
Multi-Utilities 0.9%
Avista Corp.(a)	655,000	16,178,500
TOTAL UTILITIES		76,010,892
Total Common Stocks (Cost: $1,403,454,513)		$1,762,896,618
Exchange-Traded Funds 1.5%
iShares Russell 2000 Index Fund(a)	340,000	$27,536,600
Total Exchange-Traded Funds (Cost: $27,883,400)		$27,536,600
Money Market Funds 2.1%
Columbia Short-Term Cash Fund, 0.166%(d)	38,239,245	$38,239,245
Total Money Market Funds (Cost: $38,239,245)		$38,239,245

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 19.8%
Asset-Backed Commercial Paper 1.9%
Atlantis One 04/11/12	0.511%	$4,993,554	$4,993,554
08/01/12	0.662%	4,983,317	4,983,317
KELLS FUNDING, LLC 04/13/12	0.581%	9,985,016	9,985,016
Regency Markets No. 1 LLC 03/19/12	0.200%	4,999,139	4,999,139
Rheingold Securitization 03/08/12	0.590%	4,998,853	4,998,853
03/09/12	0.570%	4,999,129	4,999,129
Total			34,959,008
Certificates of Deposit 7.0%
Bank of Nova Scotia 05/03/12	0.394%	10,000,000	10,000,000
07/26/12	0.324%	6,000,000	6,000,000
Barclays Bank PLC 04/18/12	0.600%	10,000,000	10,000,000
Canadian Imperial Bank 03/21/12	0.291%	8,000,799	8,000,799
Credit Suisse 03/20/12	0.590%	8,000,000	8,000,000
Mitsubishi UFJ Trust and Banking Corp. 05/31/12	0.390%	10,000,128	10,000,128

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Certificates of Deposit (cont.)
National Australia Bank 04/30/12	0.394%	$8,000,000	$8,000,000
National Bank of Canada 05/08/12	0.410%	9,000,000	9,000,000
Nordea Bank AB 03/13/12	0.520%	5,000,000	5,000,000
Norinchukin Bank 05/21/12	0.470%	7,000,000	7,000,000
Rabobank 03/16/12	0.530%	9,986,621	9,986,621
Skandinaviska Enskilda Banken 03/19/12	0.410%	5,000,000	5,000,000
Standard Chartered Bank PLC 03/30/12	0.625%	9,984,226	9,984,226
04/03/12	0.570%	5,000,000	5,000,000
Union Bank of Switzerland 03/02/12	0.530%	10,000,000	10,000,000
United Overseas Bank Ltd. 03/16/12	0.250%	5,000,000	5,000,000
Total			125,971,774
Commercial Paper 6.5%
Australia and New Zealand Bank Group, Ltd. 04/25/12	0.461%	9,976,617	9,976,617
Caisse d'Amortissement de la Dette Sociale 05/02/12	0.671%	9,983,064	9,983,064
DnB NOR 04/10/12	0.521%	4,993,139	4,993,139
08/30/12	—	5,000,000	5,000,000
Foreningsparbanken (Swedbank) 03/20/12	0.440%	4,996,333	4,996,333
03/21/12	0.425%	4,996,813	4,996,813
HSBC Bank PLC 04/13/12	0.481%	9,975,600	9,975,600
Nordea Bank AB 07/24/12	0.627%	6,977,882	6,977,882
Skandinaviska Enskilda Banken AB 05/03/12	0.350%	4,996,840	4,996,840
Societe Generale 03/06/12	0.320%	6,999,565	6,999,565
Suncorp Metway Ltd. 03/19/12	0.480%	4,995,933	4,995,933
04/11/12	0.480%	9,991,600	9,991,600
Svenska Handelsbank 03/29/12	0.506%	4,993,617	4,993,617
The Commonwealth Bank of Australia 04/23/12	0.451%	4,988,438	4,988,438
08/16/12	0.308%	7,000,000	7,000,000
Toyota Motor Credit Corp. 04/26/12	0.562%	6,979,964	6,979,964
Westpac Securities NZ Ltd. 04/20/12	0.531%	9,973,058	9,973,058
Total			117,818,463
Repurchase Agreements 4.4%
Citibank NA dated 02/29/12, matures 03/01/12, repurchase price $10,000,053(e)	0.190%	10,000,000	10,000,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Small Cap Value Fund II

February 29, 2012
(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Citigroup Global Markets, Inc. dated 02/29/12, matures 03/01/12, repurchase price $10,000,036(e)	0.130%	$10,000,000	$10,000,000
Credit Suisse Securities (USA) LLC dated 02/29/12, matures 03/01/12, repurchase price $13,962,464(e)	0.160%	13,962,402	13,962,402
Morgan Stanley dated 02/29/12, matures 03/01/12, repurchase price $5,000,025(e)	0.180%	5,000,000	5,000,000
RBS Securities, Inc. dated 02/29/12, matures 03/01/12, repurchase price $20,000,083(e)	0.150%	20,000,000	20,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Societe Generale dated 02/29/12, matures 03/01/12, repurchase price $20,000,111(e)	0.200%	$20,000,000	$20,000,000
Total			78,962,402
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $357,711,647)			$357,711,647
Total Investments (Cost: $1,827,288,805)			$2,186,384,110
Other Assets & Liabilities, Net			(376,820,245)
Net Assets			$1,809,563,865

Notes to Portfolio of Investments

(a)  At February 29, 2012, security was partially or fully on loan.

(b)  Non-income producing.

(c)  Investments in affiliates during the year ended February 29, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$321,837,273	$(283,598,028)	$—	$38,239,245	$42,239	$38,239,245
Houston Wire & Cable Co.*	13,343,463	1,139,133	—	—	14,482,596	252,450	13,277,000
Saba Software, Inc.*	—	14,654,989	(3,201,726)	471,303	11,924,566	—	16,115,000
Sterling Bancorp*	15,818,637	1,687,910	—	—	17,506,547	310,648	15,359,834
Tower International Inc.	11,802,025	1,606,446	—	—	13,408,471	—	12,740,000
Total	$40,964,125	$340,925,751	$(286,799,754)	$471,303	$95,561,425	$605,337	$95,731,079

*  Issuer was not an affiliate for the entire period ended February 29, 2012.

(d)  The rate shown is the seven-day current annualized yield at February 29, 2012.

(e)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Citibank NA (0.190%)

Security Description	Value
Fannie Mae REMICS	$4,263,555
Freddie Mac REMICS	4,283,165
Government National Mortgage Association	1,653,280
Total Market Value of Collateral Securities	$10,200,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Small Cap Value Fund II

February 29, 2012

Notes to Portfolio of Investments (continued)

Citigroup Global Markets, Inc. (0.130%)

Security Description	Value
Fannie Mae REMICS	$4,785,468
Fannie Mae-Aces	529,857
Freddie Mac REMICS	3,838,826
Government National Mortgage Association	1,045,849
Total Market Value of Collateral Securities	$10,200,000

Credit Suisse Securities (USA) LLC (0.160%)

Security Description	Value
Ginnie Mae I Pool	$9,995,723
Ginnie Mae II Pool	4,245,960
Total Market Value of Collateral Securities	$14,241,683

Morgan Stanley (0.180%)

Security Description	Value
Freddie Mac Gold Pool	$2,725,246
Freddie Mac Non Gold Pool	2,374,754
Total Market Value of Collateral Securities	$5,100,000

RBS Securities, Inc. (0.150%)

Security Description	Value
United States Treasury Inflation Indexed Bonds	$4,525,642
United States Treasury Strip Coupon	13,777,402
United States Treasury Strip Principal	2,096,985
Total Market Value of Collateral Securities	$20,400,029

Societe Generale (0.200%)

Security Description	Value
Fannie Mae REMICS	$3,122,521
Freddie Mac REMICS	5,320,026
Freddie Mac Strips	540,250
Government National Mortgage Association	11,417,203
Total Market Value of Collateral Securities	$20,400,000

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia Small Cap Value Fund II

February 29, 2012

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of February 29, 2012:

	Fair value at February 29, 2012
Description(a)	Level 1 Quoted Prices in Active Markets for Identical Assets(b)	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$224,587,900	$—	$—	$224,587,900
Consumer Staples	70,581,380	—	—	70,581,380
Energy	78,387,887	—	—	78,387,887
Financials	541,143,501	—	—	541,143,501
Health Care	106,007,070	—	—	106,007,070
Industrials	305,210,003	—	—	305,210,003
Information Technology	280,341,792	—	—	280,341,792
Materials	80,626,193	—	—	80,626,193
Utilities	76,010,892	—	—	76,010,892
Total Equity Securities	1,762,896,618	—	—	1,762,896,618
Other
Exchange-Traded Funds	27,536,600	—	—	27,536,600
Money Market Funds	38,239,245	—	—	38,239,245
Investments of Cash Collateral Received for Securities on Loan	—	357,711,647	—	357,711,647
Total Other	65,775,845	357,711,647	—	423,487,492
Total	$1,828,672,463	$357,711,647	$—	$2,186,384,110

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Statement of Assets and Liabilities – Columbia Small Cap Value Fund II
February 29, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,374,015,733)	$1,732,941,384
Affiliated issuers (identified cost $95,561,425)	95,731,079
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $278,749,245)	278,749,245
Repurchase agreements (identified cost $78,962,402)	78,962,402
Total investments (identified cost $1,827,288,805)	2,186,384,110
Receivable for:
Investments sold	11,490,414
Capital shares sold	2,617,821
Dividends	1,584,541
Interest	171,193
Expense reimbursement due from Investment Manager	15,328
Prepaid expense	25,071
Total assets	2,202,288,478
Liabilities
Due upon return of securities on loan	357,711,647
Payable for:
Investments purchased	22,267,199
Capital shares purchased	12,187,866
Investment management fees	37,110
Distribution and service fees	4,485
Transfer agent fees	332,520
Administration fees	3,731
Chief compliance officer expenses	333
Other expenses	179,722
Total liabilities	392,724,613
Net assets applicable to outstanding capital stock	$1,809,563,865

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Statement of Assets and Liabilities (continued) – Columbia Small Cap Value Fund II
February 29, 2012

Represented by
Paid-in capital	$1,550,335,047
Undistributed net investment income	300,087
Accumulated net realized loss	(100,166,574)
Unrealized appreciation (depreciation) on:
Investments	359,095,305
Total — representing net assets applicable to outstanding capital stock	$1,809,563,865
*Value of securities on loan	$345,596,107
Net assets applicable to outstanding shares
Class A	$525,941,096
Class B	$2,337,320
Class C	$18,190,666
Class I	$12,054,555
Class R	$20,080,675
Class Z	$1,230,959,553
Shares outstanding
Class A	36,427,610
Class B	170,599
Class C	1,328,702
Class I	828,928
Class R	1,398,229
Class Z	84,658,636
Net asset value per share
Class A(a)	$14.44
Class B	$13.70
Class C	$13.69
Class I	$14.54
Class R	$14.36
Class Z	$14.54

(a)  The maximum offering price per share for Class A is $15.32. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Operations – Columbia Small Cap Value Fund II
Year ended February 29, 2012

Net investment income
Income:
Dividends	$24,077,676
Interest	5,323
Dividends from affiliates	605,337
Income from securities lending — net	1,453,520
Foreign taxes withheld	(49,039)
Total income	26,092,817
Expenses:
Investment management fees	12,634,977
Distribution fees
Class B	18,783
Class C	144,639
Class R	112,051
Service fees
Class B	6,264
Class C	48,215
Distribution and service fees — Class A	1,355,476
Transfer agent fees
Class A	1,416,933
Class B	6,508
Class C	50,016
Class R	58,072
Class Z	3,078,950
Administration fees	1,896,297
Compensation of board members	40,144
Pricing and bookkeeping fees	59,231
Custodian fees	37,383
Printing and postage fees	303,105
Registration fees	87,254
Professional fees	71,880
Chief compliance officer expenses	591
Other	72,977
Total expenses	21,499,746
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(887,545)
Expense reductions	(340)
Total net expenses	20,611,861
Net investment income	5,480,956
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	90,179,616
Investments — affiliated issuers	471,303
Foreign currency translations	4,209
Net realized gain	90,655,128
Net change in unrealized appreciation (depreciation) on:
Investments	(138,119,208)
Net change in unrealized depreciation	(138,119,208)
Net realized and unrealized loss	(47,464,080)
Net decrease in net assets from operations	$(41,983,124)

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Changes in Net Assets – Columbia Small Cap Value Fund II

	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011
Operations
Net investment income	$5,480,956	$2,149,035
Net realized gain	90,655,128	151,426,198
Net change in unrealized appreciation (depreciation)	(138,119,208)	338,087,442
Net increase (decrease) in net assets resulting from operations	(41,983,124)	491,662,675
Distributions to shareholders from:
Net investment income
Class A	(792,164)	(891,307)
Class I	(69,261)	(13,012)
Class Z	(4,323,653)	(4,044,374)
Total distributions to shareholders	(5,185,078)	(4,948,693)
Increase (decrease) in net assets from share transactions	(68,924,549)	22,716,511
Total increase (decrease) in net assets	(116,092,751)	509,430,493
Net assets at beginning of year	1,925,656,616	1,416,226,123
Net assets at end of year	$1,809,563,865	$1,925,656,616
Undistributed net investment income	$300,087	$—

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Changes in Net Assets (continued) – Columbia Small Cap Value Fund II

	Year ended Feb. 29, 2012		Year ended Feb. 28, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	13,451,845	182,346,875	17,064,975	208,171,695
Distributions reinvested	57,361	741,676	59,530	804,823
Redemptions	(15,385,558)	(208,855,941)	(16,377,823)	(206,729,842)
Net increase (decrease)	(1,876,352)	(25,767,390)	746,682	2,246,676
Class B shares
Subscriptions	223	2,904	398	5,333
Redemptions(a)	(49,002)	(644,763)	(66,707)	(769,319)
Net decrease	(48,779)	(641,859)	(66,309)	(763,986)
Class C shares
Subscriptions	27,629	365,594	44,522	522,687
Redemptions	(354,210)	(4,652,081)	(614,679)	(7,073,611)
Net decrease	(326,581)	(4,286,487)	(570,157)	(6,550,924)
Class I shares
Subscriptions	849,346	12,388,439	2,146,515	29,206,217
Distributions reinvested	5,322	69,244	956	12,997
Redemptions	(2,002,637)	(27,538,968)	(170,574)	(2,419,814)
Net increase (decrease)	(1,147,969)	(15,081,285)	1,976,897	26,799,400
Class R shares
Subscriptions	569,369	7,806,518	697,476	8,498,927
Redemptions	(1,037,533)	(14,127,631)	(897,871)	(11,067,717)
Net decrease	(468,164)	(6,321,113)	(200,395)	(2,568,790)
Class Z shares
Subscriptions	21,007,313	290,129,852	26,926,886	329,536,996
Distributions reinvested	237,550	3,092,901	208,130	2,832,654
Redemptions	(22,438,284)	(310,049,168)	(26,932,907)	(328,815,515)
Net increase (decrease)	(1,193,421)	(16,826,415)	202,109	3,554,135
Total net increase (decrease)	(5,061,266)	(68,924,549)	2,088,827	22,716,511

(a)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Financial Highlights – Columbia Small Cap Value Fund II

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$14.77		$11.05		$6.74		$12.21		$13.86
Income from investment operations:
Net investment income	0.02		0.00	(a)	0.04		0.11		0.06
Net realized and unrealized gain (loss)	(0.33)		3.74		4.32		(5.47)		(1.21)
Total from investment operations	(0.31)		3.74		4.36		(5.36)		(1.15)
Less distributions to shareholders from:
Net investment income	(0.02)		(0.02)		(0.04)		(0.11)		(0.05)
Net realized gains	—		—		—		—		(0.45)
Tax return of capital	—		—		(0.01)		—		—
Total distributions to shareholders	(0.02)		(0.02)		(0.05)		(0.11)		(0.50)
Net asset value, end of period	$14.44		$14.77		$11.05		$6.74		$12.21
Total return	(2.08%)		33.89%		64.73%		(44.03%)		(8.74%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.37%		1.36%		1.32%		1.28%		1.26%
Net expenses after fees waived or expenses reimbursed(c)	1.31	%(d)	1.35	%(d)	1.32	%(d)	1.28	%(d)	1.26	%(d)
Net investment income (loss)	0.15	%(d)	(0.01	%)(d)	0.44	%(d)	1.05	%(d)	0.46	%(d)
Supplemental data
Net assets, end of period (in thousands)	$525,941		$565,730		$414,901		$235,871		$368,060
Portfolio turnover	41%		60%		70%		56%		41%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Financial Highlights (continued) – Columbia Small Cap Value Fund II

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class B
Per share data
Net asset value, beginning of period	$14.10		$10.61		$6.49		$11.74		$13.41
Income from investment operations:
Net investment income (loss)	(0.08)		(0.09)		(0.03)		0.03		(0.04)
Net realized and unrealized gain (loss)	(0.32)		3.58		4.15		(5.24)		(1.18)
Total from investment operations	(0.40)		3.49		4.12		(5.21)		(1.22)
Less distributions to shareholders from:
Net investment income	—		—		—		(0.04)		—
Net realized gains	—		—		—		—		(0.45)
Total distributions to shareholders	—		—		—		(0.04)		(0.45)
Net asset value, end of period	$13.70		$14.10		$10.61		$6.49		$11.74
Total return	(2.84%)		32.89%		63.48%		(44.46%)		(9.49%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.10%		2.11%		2.07%		2.03%		2.01%
Net expenses after fees waived or expenses reimbursed(b)	2.05	%(c)	2.10	%(c)	2.07	%(c)	2.03	%(c)	2.01	%(c)
Net investment income (loss)	(0.62	%)(c)	(0.77	%)(c)	(0.29	%)(c)	0.29	%(c)	(0.28	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$2,337		$3,093		$3,031		$2,373		$5,248
Portfolio turnover	41%		60%		70%		56%		41%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights (continued) – Columbia Small Cap Value Fund II

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class C
Per share data
Net asset value, beginning of period	$14.09		$10.60		$6.49		$11.73		$13.40
Income from investment operations:
Net investment income (loss)	(0.08)		(0.09)		(0.02)		0.03		(0.04)
Net realized and unrealized gain (loss)	(0.32)		3.58		4.13		(5.23)		(1.18)
Total from investment operations	(0.40)		3.49		4.11		(5.20)		(1.22)
Less distributions to shareholder from:
Net investment income	—		—		—		(0.04)		—
Net realized gains	—		—		—		—		(0.45)
Total distributions to shareholders	—		—		—		(0.04)		(0.45)
Net asset value, end of period	$13.69		$14.09		$10.60		$6.49		$11.73
Total return	(2.84%)		32.92%		63.33%		(44.41%)		(9.49%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.10%		2.11%		2.07%		2.03%		2.01%
Net expenses after fees waived or expenses reimbursed(b)	2.06	%(c)	2.10	%(c)	2.07	%(c)	2.03	%(c)	2.01	%(c)
Net investment income (loss)	(0.62	%)(c)	(0.77	%)(c)	(0.27	%)(c)	0.29	%(c)	(0.29	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$18,191		$23,321		$23,588		$22,159		$46,303
Portfolio turnover	41%		60%		70%		56%		41%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Small Cap Value Fund II

	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011(a)
Class I
Per share data
Net asset value, beginning of period	$14.87	$11.72
Income from investment operations:
Net investment income (loss)	0.07	(0.01)
Net realized and unrealized gain (loss)	(0.32)	3.23
Total from investment operations	(0.25)	3.22
Less distributions to shareholders from:
Net investment income	(0.08)	(0.07)
Total distributions to shareholders	(0.08)	(0.07)
Net asset value, end of period	$14.54	$14.87
Total return	(1.64%)	27.55%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.87%	0.92	%(c)
Net expenses after fees waived or expenses reimbursed(d)	0.87%	0.92	%(c)(e)
Net investment income (loss)	0.52%	(0.12	%)(c)(e)
Supplemental data
Net assets, end of period (in thousands)	$12,055	$29,390
Portfolio turnover	41%	60%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia Small Cap Value Fund II

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class R
Per share data
Net asset value, beginning of period	$14.71		$11.01		$6.72		$12.17		$13.83
Income from investment operations:
Net investment income (loss)	(0.02)		(0.03)		0.02		0.09		0.03
Net realized and unrealized gain (loss)	(0.33)		3.73		4.30		(5.45)		(1.22)
Total from investment operations	(0.35)		3.70		4.32		(5.36)		(1.19)
Less distributions to shareholder from:
Net investment income	—		—		(0.03)		(0.09)		(0.02)
Net realized gains	—		—		—		—		(0.45)
Tax return of capital	—		—		(0.00	)(a)	—		—
Total distributions to shareholders	—		—		(0.03)		(0.09)		(0.47)
Net asset value, end of period	$14.36		$14.71		$11.01		$6.72		$12.17
Total return	(2.38%)		33.61%		64.32%		(44.18%)		(9.03%)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.60%		1.61%		1.57%		1.53%		1.51%
Net expenses after fees waived or expenses reimbursed(c)	1.56	%(d)	1.60	%(d)	1.57	%(d)	1.53	%(d)	1.51	%(d)
Net investment income (loss)	(0.12	%)(d)	(0.26	%)(d)	0.20	%(d)	0.82	%(d)	0.20	%(d)
Supplemental data
Net assets, end of period (in thousands)	$20,081		$27,450		$22,755		$14,765		$13,851
Portfolio turnover	41%		60%		70%		56%		41%

Notes to Financial Highlights

(a)  Rounds to less than $0.01.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Financial Highlights (continued) – Columbia Small Cap Value Fund II

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,
	2012		2011		2010		2009		2008
Class Z
Per share data
Net asset value, beginning of period	$14.87		$11.11		$6.78		$12.29		$13.95
Income from investment operations:
Net investment income	0.05		0.03		0.07		0.14		0.10
Net realized and unrealized gain (loss)	(0.33)		3.78		4.33		(5.51)		(1.23)
Total from investment operations	(0.28)		3.81		4.40		(5.37)		(1.13)
Less distributions to shareholders from:
Net investment income	(0.05)		(0.05)		(0.06)		(0.14)		(0.08)
Net realized gains	—		—		—		—		(0.45)
Tax return of capital	—		—		(0.01)		—		—
Total distributions to shareholders	(0.05)		(0.05)		(0.07)		(0.14)		(0.53)
Net asset value, end of period	$14.54		$14.87		$11.11		$6.78		$12.29
Total return	(1.84%)		34.31%		64.94%		(43.87%)		(8.55%)
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.11%		1.11%		1.07%		1.03%		1.01%
Net expenses after fees waived or expenses reimbursed(b)	1.06	%(c)	1.10	%(c)	1.07	%(c)	1.03	%(c)	1.01	%(c)
Net investment income	0.40	%(c)	0.23	%(c)	0.68	%(c)	1.33	%(c)	0.71	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,230,960		$1,276,673		$951,951		$540,951		$654,658
Portfolio turnover	41%		60%		70%		56%		41%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

22

Notes to Financial Statements – Columbia Small Cap Value Fund II
February 29, 2012

Note 1. Organization

Columbia Small Cap Value Fund II (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange

23

Columbia Small Cap Value Fund II, February 29, 2012

rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Interest income is recorded on the accrual basis.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of

24

Columbia Small Cap Value Fund II, February 29, 2012

the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.70% to 0.60% as the Fund's net assets increased. The effective management fee rate for the year ended February 29, 2012 was 0.71% of the Fund's average daily net assets.

25

Columbia Small Cap Value Fund II, February 29, 2012

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.80% to 0.50% as the Fund's net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.17% of the Fund's average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. The effective administration fee rate for the year ended February 29, 2012 was 0.11% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Prior to July 25, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 25, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $6,045.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund's expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to

26

Columbia Small Cap Value Fund II, February 29, 2012

reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended February 29, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.26%
Class B	0.26
Class C	0.26
Class R	0.26
Class Z	0.26

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2012, these minimum account balance fees reduced total expenses by $340.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also required the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares and 0.50% of the average daily net assets attributable to Class R shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $3,892 for Class A, $4,270 for Class B and $96 for Class C shares for the year ended February 29, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.31%
Class B	2.06
Class C	2.06
Class I	0.90
Class R	1.56
Class Z	1.06

Effective April 23, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees

27

Columbia Small Cap Value Fund II, February 29, 2012

waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, will not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.31%
Class B	2.06
Class C	2.06
Class I	0.98
Class R	1.56
Class Z	1.06

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund's expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.35%
Class B	2.10
Class C	2.10
Class I	0.95
Class R	1.60
Class Z	1.10

Prior to May 1, 2011, the Investment Manager was entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery did not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery. Effective May 1, 2011, the Investment Manager has eliminated such fee recoupment provisions.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended February 29, 2012, these differences are primarily due to differing treatment for foreign currency transactions, capital loss carryforwards, post-October capital losses, and deferral/reversal of wash sale losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$4,209
Accumulated net realized loss	(4,210)
Paid-in capital	1

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended	February 29, 2012	February 28, 2011
Ordinary income	$5,185,078	$4,948,693

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

28

Columbia Small Cap Value Fund II, February 29, 2012

At February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$347,932
Undistributed long-term capital gains	—
Unrealized appreciation	353,744,539

At February 29, 2012, the cost of investments for federal income tax purposes was $1,832,639,571 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$423,877,878
Unrealized depreciation	(70,133,339)
Net unrealized appreciation	$353,744,539

The following capital loss carryforward, determined at February 29, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2018	$91,084,175

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended February 29, 2012, $95,695,223 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2012, the Fund will elect to treat post-October capital losses of $3,731,632 as arising on March 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $735,550,466 and $775,665,585, respectively, for the year ended February 29, 2012.

Note 6. Lending of Portfolio Securities

Effective July 25, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

29

Columbia Small Cap Value Fund II, February 29, 2012

At February 29, 2012, securities valued at $345,596,107 were on loan, secured by cash collateral of $357,711,647 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 29, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 25, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to July 25, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period March 1, 2011 through July 24, 2011, there were no custody credits.

Note 8. Affiliated Money Market Fund

Effective July 25, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At February 29, 2012, one unaffiliated shareholder account owned 17.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 25, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 25, 2011 through December 13, 2011, interest was charged to each

30

Columbia Small Cap Value Fund II, February 29, 2012

participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period June 27, 2011 through July 24, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $100 million committed, unsecured revolving credit facility provided by State Street. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million committed, unsecured revolving credit facility provided by State Street. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended February 29, 2012.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occured through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease

31

Columbia Small Cap Value Fund II, February 29, 2012

and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Small Cap Value Fund II

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund II (the "Fund") (a series of Columbia Funds Series Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2012

33

Federal Income Tax Information (Unaudited) – Columbia Small Cap Value Fund II

100.00% of the ordinary income distributed by the Fund for the fiscal year ended February 29, 2012, qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended February 29, 2012 may represent qualified dividend income.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

34

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

35

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

36

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

37

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

38

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

39

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

40

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010, past 5 years.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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44

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Small Cap Value Fund II.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

45

Columbia Small Cap Value Fund II

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1221 C (4/12)

Columbia International Value Fund

Annual Report for the Period Ended February 29, 2012

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	2

Fund Expense Example	3

Portfolio Managers' Report	4

Portfolio of Investments	6

Financial Statements	7

Financial Highlights	11

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	25

Federal Income Tax Information	26

Columbia International Value Master Portfolio	27

Portfolio of Investments	28

Financial Statements	33

Financial Highlights	36

Notes to Financial Statements	37

Report of Independent Registered Public Accounting Firm	44

Fund Governance	45

Important Information About This Report	53

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholders,

Americans were dispirited in the fourth quarter of 2011 by Washington's inability to reach a plan for deficit reduction and Europe's piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news to encourage risk taking, buoying both stocks and bonds to solid gains.

U.S. economic data surprised on the upside and fears of recession abated. With the bar of expectations set low, investors responded positively to the announcement that the economy had expanded by 1.8% in the third quarter. Consumer confidence improved, even though consumers remain under pressure with no real increase in disposable income and a continued decline in household net worth. Headline inflation—which tracks a broad range of consumer expenditures, including food and energy—declined. Even manufacturing held its ground.

Against this backdrop, the U.S. equity markets logged solid returns. The S&P 500 Index gained 11.82%, moving into positive territory for the year with quarterly advances in all ten sectors. Mid- and small-cap stocks did even better. Value outperformed growth across all market capitalizations. Energy stocks led the market, as the price of oil moved above $100 a barrel in December. Industrials and materials stocks rose, buoyed by improving economic data. The U.S. fixed-income markets logged modest but solid returns. High-yield bonds were the best performers as the economy showed signs of improvement. Emerging market bonds were strong performers, as inflation came under control in key regions. Municipal bonds and Treasuries eked out only modest gains, as investors moved away from quality in favor of riskier assets.

While fourth quarter gains were encouraging, challenges still remain. Columbia Management, however, remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $326 billion under management as of December 31, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The strong line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of December 31, 2011, Columbia Management offers 52 funds rated either 4 or 5 stars by Morningstar.*

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■  timely economic analysis and market commentary

■  quarterly fund commentaries

■  Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

* All ratings are based on Class Z shares as of 12/31/2011. Out of 119 Class Z share Columbia funds rated by Morningstar, 7 funds received a 5-star Overall Rating and 45 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund's independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges/loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. ©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia International Value Fund

Summary

•  The fund is a feeder fund that invests all or substantially all of its assets in a master portfolio.

•  For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –9.51% without sales charge.

•  The fund's benchmark, the MSCI EAFE Value Index (Net), returned –9.85% for the same period.1

•  In a challenging period for international stock markets, the fund held up slightly better than the benchmark, aided by security selection and group weights in the pharmaceuticals industry and companies domiciled in Japan.

Portfolio Management

The fund is managed by Columbia Management Investment Advisers, LLC (the Investment Manager). The Investment Manager has retained Brandes Investment Partners, L.P. (Brandes) to serve as investment subadviser to the fund. As an investment subadviser, Brandes makes the investment decisions and manages all or a portion of the Fund. Brandes is an investement adviser registered with the Securities and Exchange Commission. Brandes is not affiliated with the Investment Manager.

The following are the six voting members of Brandes' Large Cap Investment Committee who are jointly responsible for making day-to-day investment decisions for the Fund: Glenn Carlson, Brent Woods, Amelia Morris, Jim Brown, Brent Fredberg, and Jeffrey Germain. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1986, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been with Brandes since 1995, serving as Managing Partner from 1998-2002 and Managing Director of Investments since 2002. Amelia Morris has been with Brandes since 1998, serving as a Senior Research Analyst from 1998-2004, and Director of Investments since 2004. Jim Brown has been with Brandes since 1996, serving as a Senior Research Analyst from 1996-2004, and Director of Investments since 2004. Brent Fredberg has been with Brandes since 1999, serving as an Analyst from 1999-2004, serving as Senior Research Analyst from 2004-2010, and Director of Investments since 2010. Jeffrey Germain has been with Brandes since 2001, serving as a Research Associate from 2001-2004, Senior Research Associate from 2004-2005, Research Analyst from 2005-2010, and Senior Analyst since 2010.

1The MSCI Europe, Australasia and the Far East (EAFE) Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index (Net), and consists of those securities classified by Morgan Stanley Capital International, Inc. (MSCI) as most representing the value style, such as higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/12

–9.51%

Class A shares (without sales charge)

–9.85%

MSCI EAFE Value Index (Net)

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on the fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia International Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/02 – 02/29/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/02 – 02/29/12 ($)

Sales charge	without	with
Class A	18,759	17,675
Class B	17,419	17,419
Class C	17,399	17,399
Class I*	18,180	n/a
Class R*	18,208	n/a
Class Z	19,227	n/a

Average annual total return as of 02/29/12 (%)

Share class	A		B		C		I*	R*	Z
Inception	12/27/95		05/22/98		06/15/98		09/27/10	09/27/10	12/27/95
Sales charge	without	with	without	with	without	with	without	without	without
1-year	–9.51	–14.70	–10.28	–14.62	–10.24	–11.11	–12.47	–9.90	–9.35
5-year	–3.60	–4.73	–4.30	–4.55	–4.33	–4.33	–4.20	–3.90	–3.36
10-year	6.49	5.86	5.71	5.71	5.69	5.69	6.16	6.18	6.76

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would have been lower.

Class I and Class R were initially offered by the fund on September 27, 2010.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I and Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class I, Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund's Class A shares, the fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

2

Fund Expense Example – Columbia International Value Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

09/01/11 – 02/29/12

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,046.90	1,018.25	6.77	6.67	1.33
Class B	1,000.00	1,000.00	1,042.60	1,014.47	10.61	10.47	2.09
Class C	1,000.00	1,000.00	1,042.80	1,014.52	10.56	10.42	2.08
Class I	1,000.00	1,000.00	1,010.40	1,019.34	5.55	5.57	1.11
Class R	1,000.00	1,000.00	1,044.20	1,017.01	8.03	7.92	1.58
Class Z	1,000.00	1,000.00	1,048.10	1,019.44	5.55	5.47	1.09

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Had Columbia Management Investment Advisers, LLC and/or any of its affiliates not waived/reimbursed a portion of fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Managers' Report – Columbia International Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/12 ($)

Class A	13.14
Class B	12.68
Class C	12.64
Class I	12.77
Class R	13.15
Class Z	13.27

Distributions declared per share

03/01/11- 02/29/12 ($)

Class A	0.49
Class B	0.39
Class C	0.39
Class I	0.55
Class R	0.46
Class Z	0.53

For the 12-month period that ended February 29, 2012, the fund's Class A shares returned –9.51% without sales charge. The fund's benchmark, the MSCI EAFE Value Index (Net), returned –9.85% over the same period. In a difficult period for international stock markets, security selection and group weights in the pharmaceuticals industry and companies domiciled in Japan aided fund performance relative to the index. Please keep in mind that industry and country weights are a residual of our bottom-up, stock-specific investment approach.

Portfolio activity

Advances among the fund's holdings in the pharmaceuticals and tobacco industries had the most substantial impact on returns during the 12-month period. Top-performing positions in these industries included GlaxoSmithKline, a U.K. pharmaceutical company and Japan-based Japan Tobacco (1.7% and 1.1% of net assets, respectively).

Stock selection within the household durables and insurance industries proved unfavorable to performance relative to the index. In addition, the fund had more exposure than the index to securities in Italy, which contributed to weaker results. By contrast, the fund's holdings in the wireless telecommunications services and multiline retail industries performed better than the index, helping both absolute and relative performance.

From a country perspective, gains from companies based in the United Kingdom, New Zealand and Ireland made positive contributions to returns. Kingfisher, a U.K. specialty retail company (1.3% of net assets), Telecom Corp. of New Zealand (position eliminated) and CRH PLC, a construction materials company from Ireland (1.5% of net assets) were among the standout performers from these countries.

Research drives portfolio changes

As a result of our company-by-company analysis, we made adjustments to certain existing positions within the fund during the year. We sold the fund's position in Nokia, a Finland-based communication equipment company, to pursue what we believe to be more attractive opportunities. During the same period, we purchased shares of Akzo Nobel (0.8% of net assets), the Netherlands-based chemical company and America Movil SAB (0.9% of net assets), a wireless telecommunications services company based in Mexico, at prices that we considered to be attractive.

Looking ahead

The last 12 months were challenging for the fund. In this environment, the large-cap investment committee continued to actively monitor and assess the broad global economic developments, especially those coming out of Europe. When and where possible, the committee incorporates changes into company-level valuations, such as in the form of lower normalized earnings multiples, longer time value of money discounts, or lower returns on equity. Amid the macroeconomic and geopolitical

4

Portfolio Managers' Report (continued) – Columbia International Value Fund challenges facing the global economy, we continue to identify and invest in potentially under-valued companies trading at a discount to their estimated intrinsic values, or what we believe they are worth.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Source for all statistical data: Columbia Management Investment Advisers, LLC.

Source for all stock-specific commentary: Brandes

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top 10 holdings

as of 02/29/12 (%)

ENI SpA	3.8
Total SA	3.3
Nippon Telegraph & Telephone Corp.	2.6
Telecom Italia SpA, Savings Shares	2.5
Sanofi	2.4
Swiss Re AG	2.3
Toyota Motor Corp.	2.3
France Telecom SA	2.3
BP PLC	2.2
AstraZeneca PLC	2.1

The master portfolio is actively managed and the composition of its portfolio will change over time. Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and affiliated money market fund.)

The fund is a feeder fund that invests all or substantially all of its assets in a master portfolio. Holdings information referenced in this section is that of the master portfolio.

5

Portfolio of Investments – Columbia International Value Fund

February 29, 2012

Value
Investment Company – 100.1%
Investment in Columbia Funds Master Investment Trust, LLC, Columbia International Value Master Portfolio(a)	$1,187,396,745
Total Investments	$1,187,396,745
Other Assets & Liabilities, Net	(1,145,633)
Net Assets	$1,186,251,112
Notes to Portfolio of Investments

(a)  The financial statements of Columbia International Value Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with Columbia International Value Fund's financial statements.

Columbia International Value Fund invests only in Columbia International Value Master Portfolio (the Master Portfolio). At February 29, 2012, Columbia International Value Fund owned 92.0% of the Master Portfolio. Columbia International Value Master Portfolio was invested in the following sectors at February 29, 2012.

Sector (Unaudited)	Value	% of Total Investments(1)
Consumer Discretionary	$114,406,027	8.9
Consumer Staples	139,421,319	10.8
Energy	153,959,635	12.0
Financials	231,088,890	18.0
Health Care	157,873,812	12.3
Industrials	12,788,196	1.0
Information Technology	110,036,372	8.5
Materials	56,294,657	4.4
Telecommunication Services	232,692,728	18.1
Utilities	30,036,169	2.3
Cash Equivalents	47,968,082	3.7
	$1,286,565,887	100.0

(1)  Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan).

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Statement of Assets and Liabilities – Columbia International Value Fund

February 29, 2012

Assets
Investments, at value
Columbia International Value Master Portfolio (identified cost $1,384,177,724)	$1,187,396,745
Cash	1,536,464
Receivable for:
Capital shares sold	1,406,676
Prepaid expense	15,527
Total assets	1,190,355,412
Liabilities
Payable to Master Portfolio	1,536,464
Payable for:
Capital shares purchased	2,089,997
Expense reimbursement due to Investment Manager	202,516
Distribution and service fees	2,545
Transfer agent fees	160,529
Administration fees	5,556
Other expenses	106,693
Total liabilities	4,104,300
Net assets applicable to outstanding capital stock	$1,186,251,112
Represented by
Paid-in capital	$1,775,123,306
Excess of distributions over net investment income	(2,445,137)
Accumulated net realized loss	(389,646,078)
Unrealized appreciation (depreciation) on:
Investments	(196,780,979)
Total — representing net assets applicable to outstanding capital stock	$1,186,251,112
Net assets applicable to outstanding shares
Class A	$225,747,229
Class B	$807,210
Class C	$34,909,675
Class I	$2,286
Class R	$7,784
Class Z	$924,776,928
Shares outstanding
Class A	17,186,275
Class B	63,650
Class C	2,761,653
Class I	179
Class R	592
Class Z	69,695,246
Net asset value per share
Class A(a)	$13.14
Class B	$12.68
Class C	$12.64
Class I	$12.77
Class R	$13.15
Class Z	$13.27

(a)  The maximum offering price per share for Class A is $13.94. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Statement of Operations – Columbia International Value Fund

Year ended February 29, 2012

Net investment income
Income allocated from Master Portfolio:
Dividends	$65,625,429
Interest	2,037
Dividends from affiliates	11,966
Income from securities lending — net	516,668
Foreign taxes withheld	(9,250,118)
Expenses allocated from Master Portfolio(a)	(11,727,761)
Line of credit interest expense allocated from Master Portfolio	(30,938)
Total income	45,147,283
Expenses:
Distribution fees
Class B	7,973
Class C	320,101
Class R	17
Service fees
Class B	2,658
Class C	106,700
Distribution and service fees — Class A	678,520
Transfer agent fees
Class A	517,800
Class B	1,931
Class C	81,302
Class R	9
Class Z	1,914,428
Administration fees	2,258,470
Compensation of board members	53,694
Custodian fees	5,335
Pricing and bookkeeping fees	16,344
Printing and postage fees	180,020
Registration fees	121,366
Professional fees	59,136
Chief compliance officer expenses	252
Other	39,689
Total expenses	6,365,745
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,523,364)
Expense reductions	(1,440)
Total net expenses	4,840,941
Net investment income	40,306,342
Realized and unrealized gain (loss) — net
Net realized gain (loss) allocated from Master Portfolio on:
Investments	(101,711,641)
Foreign currency translations	289,366
Net realized loss	(101,422,275)
Net change in unrealized appreciation (depreciation) allocated from Master Portfolio on:
Investments	(107,890,152)
Net change in unrealized depreciation	(107,890,152)
Net realized and unrealized loss	(209,312,427)
Net decrease in net assets from operations	$(169,006,085)

(a)  Net expenses allocated from Master Portfolio include the Fund's pro-rata portion of the Master Portfiolio's investment management fees, administration fees, compensation of board members, custodian fees and other expenses.

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Statement of Changes in Net Assets – Columbia International Value Fund

	Year ended February 29, 2012	Year ended February 28, 2011(a)
Operations
Net investment income	$40,306,342	$29,006,191
Net realized loss allocated from Master Portfolio	(101,422,275)	(79,638,678)
Net change in unrealized appreciation (depreciation) allocated from Master Portfolio	(107,890,152)	287,733,276
Net increase (decrease) in net assets resulting from operations	(169,006,085)	237,100,789
Distributions to shareholders from:
Net investment income
Class A	(8,774,790)	(10,501,221)
Class B	(27,711)	(31,120)
Class C	(1,145,212)	(1,255,137)
Class I	(33,455)	(29,462)
Class R	(82)	(45)
Class Z	(36,299,996)	(36,753,860)
Total distributions to shareholders	(46,281,246)	(48,570,845)
Increase (decrease) in net assets from share transactions	(337,926,958)	(90,034,060)
Proceeds from regulatory settlements (Note 5)	81,090	108,538
Total increase (decrease) in net assets	(553,133,199)	98,604,422
Net assets at beginning of year	1,739,384,311	1,640,779,889
Net assets at end of year	$1,186,251,112	$1,739,384,311
Excess of distributions over net investment income	$(2,445,137)	$(6,314,587)

(a)  Class I and Class R shares are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Statement of Changes in Net Assets (continued) – Columbia International Value Fund

	Year ended February 29, 2012		Year ended February 28, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	3,807,023	51,147,403	7,203,721	99,387,352
Distributions reinvested	500,111	6,030,999	618,142	8,293,553
Redemptions	(11,441,576)	(156,058,831)	(11,725,247)	(161,161,045)
Net decrease	(7,134,442)	(98,880,429)	(3,903,384)	(53,480,140)
Class B shares
Subscriptions	15,890	209,769	24,199	326,879
Distributions reinvested	1,770	20,511	1,744	22,401
Redemptions(b)	(52,388)	(673,782)	(578,776)	(7,649,102)
Net decrease	(34,728)	(443,502)	(552,833)	(7,299,822)
Class C shares
Subscriptions	249,459	3,293,863	287,489	3,834,791
Distributions reinvested	65,034	752,044	66,784	861,421
Redemptions	(1,521,712)	(19,861,019)	(1,304,444)	(17,279,783)
Net decrease	(1,207,219)	(15,815,112)	(950,171)	(12,583,571)
Class I shares
Subscriptions	29,397	431,921	2,946,162	41,364,980
Distributions reinvested	2,341	33,356	2,089	29,403
Redemptions	(2,291,500)	(33,085,036)	(688,310)	(9,989,541)
Net increase (decrease)	(2,259,762)	(32,619,759)	2,259,941	31,404,842
Class R shares
Subscriptions	411	4,831	181	2,500
Net increase	411	4,831	181	2,500
Class Z shares
Subscriptions	20,014,598	273,478,830	25,508,322	355,263,216
Distributions reinvested	2,074,910	25,186,240	1,622,754	22,067,009
Redemptions	(36,032,727)	(488,838,057)	(30,733,729)	(425,408,094)
Net decrease	(13,943,219)	(190,172,987)	(3,602,653)	(48,077,869)
Total net decrease	(24,578,959)	(337,926,958)	(6,748,919)	(90,034,060)

(a)  Class I and Class R shares are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Financial Highlights – Columbia International Value Fund

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009		2008(a)		2007
Class A
Per share data
Net asset value, beginning of period	$15.12		$13.48		$9.40		$18.95		$26.02		$24.97
Income from investment operations:
Net investment income	0.39		0.22		0.33	(b)	0.52		0.65		0.29
Net realized and unrealized gain (loss)	(1.88)		1.81		3.96		(7.83)		(1.95)		4.34
Total from investment operations	(1.49)		2.03		4.29		(7.31)		(1.30)		4.63
Less distributions to shareholders from:
Net investment income	(0.49)		(0.39)		(0.21)		(0.53)		(0.68)		(0.34)
Net realized gains	—		—		—		(1.70)		(5.09)		(3.24)
Tax return of capital	—		—		—		(0.01)		—		—
Total distributions to shareholders	(0.49)		(0.39)		(0.21)		(2.24)		(5.77)		(3.58)
Proceeds from regulatory settlement	0.00	(c)	0.00	(c)	0.00	(c)	—		—		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net asset value, end of period	$13.14		$15.12		$13.48		$9.40		$18.95		$26.02
Total return	(9.51%)		15.47%		45.57%		(42.59%)		(7.28%)		20.46%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.53	%(d)	1.48	%(d)	1.42	%(d)	1.38	%(d)	1.32	%(d)(e)	1.30	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.41	%(d)(g)	1.48	%(d)(g)	1.42	%(d)(g)	1.38	%(d)(g)	1.32	%(d)(e)(g)	1.30	%(d)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.53%		1.48%		1.42%		1.38%		1.32	%(e)	1.30%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.41	%(g)	1.48	%(g)	1.42	%(g)	1.38	%(g)	1.32	%(e)(g)	1.30	%(g)
Net investment income	2.87	%(g)	1.61	%(g)	2.56	%(g)	3.31	%(g)	2.71	%(e)(g)	1.15	%(g)
Supplemental data
Net assets, end of period (in thousands)	$225,747		$367,847		$380,578		$241,097		$868,942		$1,073,616
Notes to Financial Highlights

(a)  For the period from April 1, 2007 to February 29, 2008. In 2008, the Fund's fiscal year end was changed from March 31 to February 29.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.13 per share.

(c)  Rounds to less than $0.01.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Financial Highlights (continued) – Columbia International Value Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009		2008(a)		2007
Class B
Per share data
Net asset value, beginning of period	$14.61		$13.02		$9.09		$18.39		$25.43		$24.54
Income from investment operations:
Net investment income	0.27		0.21		0.24	(b)	0.37		0.49		0.11
Net realized and unrealized gain (loss)	(1.81)		1.67		3.82		(7.53)		(1.91)		4.22
Total from investment operations	(1.54)		1.88		4.06		(7.16)		(1.42)		4.33
Less distributions to shareholders from:
Net investment income	(0.39)		(0.29)		(0.13)		(0.43)		(0.53)		(0.20)
Net realized gains	—		—		—		(1.70)		(5.09)		(3.24)
Tax return of capital	—		—		—		(0.01)		—		—
Total distributions to shareholders	(0.39)		(0.29)		(0.13)		(2.14)		(5.62)		(3.44)
Proceeds from regulatory settlement	0.00	(c)	0.00	(c)	0.00	(c)	—		—		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net asset value, end of period	$12.68		$14.61		$13.02		$9.09		$18.39		$25.43
Total return	(10.28%)		14.75%		44.61%		(43.01%)		(7.90%)		19.51%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.27	%(d)	2.23	%(d)	2.17	%(d)	2.13	%(d)	2.07	%(d)(e)	2.05	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	2.16	%(d)(g)	2.23	%(d)(g)	2.17	%(d)(g)	2.13	%(d)(g)	2.07	%(d)(e)(g)	2.05	%(d)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.27%		2.23%		2.17%		2.13%		2.07	%(e)	2.05%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	2.16	%(g)	2.23	%(g)	2.17	%(g)	2.13	%(g)	2.07	%(e)(g)	2.05	%(g)
Net investment income	2.05	%(g)	1.62	%(g)	1.95	%(g)	2.43	%(g)	2.10	%(e)(g)	0.45	%(g)
Supplemental data
Net assets, end of period (in thousands)	$807		$1,437		$8,476		$18,743		$65,705		$110,726
Notes to Financial Highlights

(a)  For the period from April 1, 2007 to February 29, 2008. In 2008, the Fund's fiscal year end was changed from March 31 to February 29.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.13 per share.

(c)  Rounds to less than $0.01.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Financial Highlights (continued) – Columbia International Value Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009		2008(a)		2007
Class C
Per share data
Net asset value, beginning of period	$14.56		$12.99		$9.08		$18.37		$25.40		$24.52
Income from investment operations:
Net investment income	0.27		0.12		0.22	(b)	0.34		0.46		0.10
Net realized and unrealized gain (loss)	(1.80)		1.74		3.82		(7.49)		(1.87)		4.22
Total from investment operations	(1.53)		1.86		4.04		(7.15)		(1.41)		4.32
Less distributions to shareholders from:
Net investment income	(0.39)		(0.29)		(0.13)		(0.43)		(0.53)		(0.20)
Net realized gains	—		—		—		(1.70)		(5.09)		(3.24)
Tax return of capital	—		—		—		(0.01)		—		—
Total distributions to shareholders	(0.39)		(0.29)		(0.13)		(2.14)		(5.62)		(3.44)
Proceeds from regulatory settlement	0.00	(c)	0.00	(c)	0.00	(c)	—		—		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net asset value, end of period	$12.64		$14.56		$12.99		$9.08		$18.37		$25.40
Total return	(10.24%)		14.62%		44.44%		(43.00%)		(7.86%)		19.48%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.28	%(d)	2.23	%(d)	2.17	%(d)	2.13	%(d)	2.07	%(d)(e)	2.05	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	2.16	%(d)(g)	2.23	%(d)(g)	2.17	%(d)(g)	2.13	%(d)(g)	2.07	%(d)(e)(g)	2.05	%(d)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.28%		2.23%		2.17%		2.13%		2.07	%(e)	2.05%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	2.16	%(g)	2.23	%(g)	2.17	%(g)	2.13	%(g)	2.07	%(e)(g)	2.05	%(g)
Net investment income	2.10	%(g)	0.89	%(g)	1.81	%(g)	2.28	%(g)	1.99	%(e)(g)	0.42	%(g)
Supplemental data
Net assets, end of period (in thousands)	$34,910		$57,793		$63,914		$49,750		$127,020		$170,731
Notes to Financial Highlights

(a)  For the period from April 1, 2007 to February 29, 2008. In 2008, the Fund's fiscal year end was changed from March 31 to February 29.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.13 per share.

(c)  Rounds to less than $0.01.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Financial Highlights (continued) – Columbia International Value Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28, 2011(a)
Class I
Per share data
Net asset value, beginning of period	$15.27		$13.93
Income from investment operations:
Net investment income (loss)	0.70		(0.00	)(b)
Net realized and unrealized gain (loss)	(2.65)		1.67
Total from investment operations	(1.95)		1.67
Less distributions to shareholders from:
Net investment income	(0.55)		(0.33)
Total distributions to shareholders	(0.55)		(0.33)
Proceeds from regulatory settlement	0.00	(b)	0.00	(b)
Net asset value, end of period	$12.77		$15.27
Total return	(12.47%)		12.22%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.06	%(c)	1.07	%(c)(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.06	%(c)(f)	1.07	%(c)(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.06%		1.07	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.06	%(f)	1.07	%(d)(f)
Net investment income (loss)	4.77	%(f)	(0.05	%)(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$2		$34,506
Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to less than $0.01.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Financial Highlights (continued) – Columbia International Value Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28, 2011(a)
Class R
Per share data
Net asset value, beginning of period	$15.15		$13.78
Income from investment operations:
Net investment income	0.25		0.02
Net realized and unrealized gain (loss)	(1.79)		1.60
Total from investment operations	(1.54)		1.62
Less distributions to shareholders from:
Net investment income	(0.46)		(0.25)
Total distributions to shareholders	(0.46)		(0.25)
Proceeds from regulatory settlement	0.00	(b)	0.00	(b)
Net asset value, end of period	$13.15		$15.15
Total return	(9.90%)		11.92%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.86	%(c)	1.77	%(c)(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.64	%(c)(f)	1.77	%(c)(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.86%		1.77	%(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.64	%(f)	1.77	%(d)(f)
Net investment income	1.94	%(f)	0.40	%(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$8		$3
Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to less than $0.01.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Financial Highlights (continued) – Columbia International Value Fund

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009		2008(a)		2007
Class Z
Per share data
Net asset value, beginning of period	$15.28		$13.62		$9.49		$19.10		$26.17		$25.09
Income from investment operations:
Net investment income	0.42		0.26		0.36	(b)	0.50		0.73		0.36
Net realized and unrealized gain (loss)	(1.90)		1.83		4.01		(7.83)		(1.98)		4.35
Total from investment operations	(1.48)		2.09		4.37		(7.33)		(1.25)		4.71
Less distributions to shareholders from:
Net investment income	(0.53)		(0.43)		(0.24)		(0.57)		(0.73)		(0.39)
Net realized gains	—		—		—		(1.70)		(5.09)		(3.24)
Tax return of capital	—		—		—		(0.01)		—		—
Total distributions to shareholders	(0.53)		(0.43)		(0.24)		(2.28)		(5.82)		(3.63)
Proceeds from regulatory settlement	0.00	(c)	0.00	(c)	0.00	(c)	—		—		—
Redemption fees:
Redemption fees added to paid-in-capital	—		—		0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
Net asset value, end of period	$13.27		$15.28		$13.62		$9.49		$19.10		$26.17
Total return	(9.35%)		15.74%		45.94%		(42.41%)		(7.05%)		20.70%
Ratios to average net assets
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.27	%(d)	1.23	%(d)	1.17	%(d)	1.13	%(d)	1.07	%(d)(e)	1.05	%(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(f)	1.16	%(d)(g)	1.23	%(d)(g)	1.17	%(d)(g)	1.13	%(d)(g)	1.07	%(d)(e)(g)	1.05	%(d)(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.27%		1.23%		1.17%		1.13%		1.07	%(e)	1.05%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(f)	1.16	%(g)	1.23	%(g)	1.17	%(g)	1.13	%(g)	1.07	%(e)(g)	1.05	%(g)
Net investment income	3.09	%(g)	1.85	%(g)	2.76	%(g)	3.20	%(g)	3.04	%(e)(g)	1.43	%(g)
Supplemental data
Net assets, end of period (in thousands)	$924,777		$1,277,799		$1,187,812		$844,122		$1,886,808		$2,651,855
Notes to Financial Highlights

(a)  For the period from April 1, 2007 to February 29, 2008. In 2008, the Fund's fiscal year end was changed from March 31 to February 29.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.13 per share.

(c)  Rounds to less than $0.01.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Notes to Financial Statements – Columbia International Value Fund
February 29, 2012

Note 1. Organization

Columbia International Value Fund (the Feeder Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

The value of the Feeder Fund's investment in Columbia International Value Master Portfolio (the Master Portfolio) included in the Statement of Assets and Liabilities reflects the Feeder Fund's proportionate amount of beneficial interests in the net assets of the Master Portfolio, which is equal to 92.0% at February 29, 2012. The financial statements of the Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Feeder Fund's financial statements. Another fund that is managed by the Investment Manager, not registered under the 1940 Act, and whose financial statements are not presented here, also invests in the Master Portfolio.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Feeder Fund offers Class A, Class B, Class C, Class I, Class R and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Feeder Fund no longer accepts investments by new or existing investors in the Feeder Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Feeder Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Feeder Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Feeder Fund in the preparation of its financial statements.

Security Valuation

The Feeder Fund invests all or substantially all of its assets in the Master Portfolio. See the Notes to Financial Statements for the Master Portfolio included elsewhere in this report for the Master Portfolio's valuation policies.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and

17

Columbia International Value Fund, February 29, 2012

currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Feeder Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Expenses

General expenses of the Trust are allocated to the Feeder Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Feeder Fund are charged to the Feeder Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Feeder Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

The Feeder Fund records its proportionate share of investment income, realized and unrealized gains (losses) and expenses reported by the Master Portfolio on a daily basis. The investment income, realized and unrealized gains (losses) and expenses are allocated daily to investors of the Master Portfolio based upon the relative value of their investment in the Master Portfolio.

Federal Income Tax Status

The Feeder Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Feeder Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Feeder Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Feeder Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Feeder Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Feeder Fund level, based on statutory rates. The Feeder Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its Feeder Fund. In addition, certain of the Feeder Fund's contracts with its service providers contain general indemnification clauses. The Feeder Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Feeder Fund cannot be determined, and the Feeder Fund has no historical basis for predicting the likelihood of any such claims.

18

Columbia International Value Fund, February 29, 2012

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The Feeder Fund indirectly pays for investment management and subadvisory services and a portion of the administrative services through its investment in the Master Portfolio (see Notes to Financial Statements of the Master Portfolio).

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Feeder Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.17% of the Feeder Fund's average daily net assets, less the fees that were payable by the Feeder Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

Prior to August 8, 2011, the Feeder Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Feeder Fund. The Feeder Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Feeder Fund. Under the State Street Agreements, the Feeder Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Feeder Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Feeder Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective August 8, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Feeder Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Feeder Fund and Board expenses is facilitated by a company providing limited administrative services to the Feeder Fund and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $2,883.

Compensation of Board Members

Board members are compensated for their services to the Feeder Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Feeder Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Feeder Fund's liability for these amounts is adjusted for market value changes and remains in the Feeder Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Feeder Fund in accordance with federal securities regulations. Effective April 1, 2011, the Feeder Fund's expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager. Prior to April 1, 2011, the Feeder Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Feeder Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

19

Columbia International Value Fund, February 29, 2012

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Feeder Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Feeder Fund that is a percentage of the average aggregate value of the Feeder Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Feeder Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended February 29, 2012, the Feeder Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.18
Class C	0.19
Class R	0.26
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Feeder Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2012, these minimum account balance fees reduced total expenses by $1,440.

Distribution and Service Fees

The Feeder Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Feeder Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Feeder Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Feeder Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Feeder Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.50% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Feeder Fund shares were $81,986 for Class A, $1,025 for Class B and $4,325 for Class C shares for the year ended February 29, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Feeder Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Feeder Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.37%
Class B	2.12
Class C	2.12
Class I	0.97
Class R	1.62
Class Z	1.12

20

Columbia International Value Fund, February 29, 2012

Prior to July 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Feeder Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Feeder Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.60%
Class B	2.35
Class C	2.35
Class I	1.25
Class R	1.85
Class Z	1.35

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Feeder Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended February 29, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales, capital loss carryforwards, passive foreign investment company (PFIC) holdings, deferred trustees expense, post-October loss deferrals and reversals, proceeds from litigation settlements, foreign currency transactions and allocations from the Master Portfolio. To the extent these differences are permanent, reclassifications are made among the components of the Feeder Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$9,844,354
Accumulated net realized loss	(9,035,125)
Paid-in capital	(809,229)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended February 29, 2012	Year ended February 28, 2011
Ordinary income	$46,281,246	$48,570,845

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,049,426
Undistributed accumulated long-term gain	—
Unrealized depreciation	N/A*

*  See the Master Portfolio notes to financial statements for tax basis information.

21

Columbia International Value Fund, February 29, 2012

At February 29, 2012, the aggregate gross unrealized appreciation and depreciation based on cost of investments for federal income tax purposes were:

Unrealized appreciation	N/A*
Unrealized depreciation	N/A*
Net unrealized depreciation	N/A*

*  See the Master Portfolio notes to financial statements for tax basis information.

The following capital loss carryforward, determined at February 29, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2018	$185,725,377
2019	68,376,538
Unlimited long-term	80,594,079
Total	$334,695,994

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Feeder Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2012, the Feeder Fund will elect to treat post-October capital losses of $51,269,575 as arising on March 1, 2012.

Management of the Feeder Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Feeder Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Regulatory Settlements

During the year ended February 29, 2012, the Feeder Fund received $81,090 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Feeder Fund's portion of the proceeds from the settlement (the Feeder Fund was not a party to the proceeding).

During the year ended February 28, 2011, the Feeder Fund received payments of $108,538 resulting from certain regulatory settlements with third parties in which the Feeder Fund had participated.

The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 6. Custody Credits

Prior to August 8, 2011, the Feeder Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Feeder Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Feeder Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period March 1, 2011 through August 7, 2011, there were no custody credits.

Note 7. Shareholder Concentration

At February 29, 2012, three unaffiliated shareholder accounts owned 62.3% of the outstanding shares of the Feeder Fund.

22

Columbia International Value Fund, February 29, 2012

The Feeder Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Feeder Fund.

Note 8. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers

23

Columbia International Value Fund, February 29, 2012

Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2012

25

Federal Income Tax Information (Unaudited) – Columbia International Value Fund

Foreign taxes paid during the fiscal year ended February 29, 2012, of $8,099,871 are being passed through to shareholders. This represents $0.09 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $64,688,474 ($0.72 per share) for the fiscal year ended February 29, 2012.

For non-corporate shareholders, 96.71% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Feeder Fund for the fiscal year ended February 29, 2012 may represent qualified dividend income.

The Feeder Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

26

Columbia Funds Master Investment Trust, LLC

Columbia International Value Master Portfolio Annual Report (Unaudited)

February 29, 2012

The following pages should be read in conjunction with Columbia International Value Fund's Annual Report.

27

Portfolio of Investments – Columbia International Value Master Portfolio

February 29, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 96.0%
BRAZIL 5.9%
Centrais Eletricas Brasileiras SA, ADR	1,727,040	$18,669,302
Oi SA (Ordinary), ADR	199,977	1,425,836
Oi SA (Preference), ADR	352,511	7,050,220
Petroleo Brasileiro SA, ADR(a)	879,743	25,063,878
Tele Norte Leste Participacoes SA, ADR(a)	691,100	7,422,414
Telefonica Brasil SA, ADR(a)	353,756	10,411,039
Tim Participacoes SA, ADR(a)	214,753	6,453,328
Total		76,496,017
FRANCE 11.0%
Alcatel-Lucent(b)	1,688,500	4,233,724
Carrefour SA	944,160	23,673,751
France Telecom SA	1,838,170	28,053,214
Natixis	2,404,246	8,690,215
Renault SA	125,200	6,628,787
Sanofi	397,486	29,396,452
Total SA	739,781	41,385,757
Total		142,061,900
GERMANY 2.6%
Deutsche Bank AG, Registered Shares	160,195	7,481,708
Deutsche Telekom AG	2,207,800	25,767,109
Total		33,248,817
IRELAND 1.5%
CRH PLC	890,616	19,099,556
ITALY 7.9%
ENI SpA	2,015,187	46,474,452
Intesa Sanpaolo SpA	10,191,238	19,837,138
Italcementi SpA, Savings Shares	890,500	2,894,847
Telecom Italia SpA	1,120,510	1,291,319
Telecom Italia SpA, Savings Shares	32,972,210	31,211,454
Total		101,709,210
JAPAN 28.7%
Astellas Pharma, Inc.(a)	475,000	19,511,286
Canon, Inc.	321,200	14,647,761
Dai Nippon Printing Co., Ltd.	1,240,000	12,788,196
Daiichi Sankyo Co., Ltd.	852,600	15,675,808
FUJIFILM Holdings Corp.	890,505	22,711,342
Japan Tobacco, Inc.	2,778	14,758,061
Mitsubishi UFJ Financial Group, Inc.(a)	3,679,431	19,015,723
Mizuho Financial Group, Inc.(a)	5,695,300	9,572,987
MS&AD Insurance Group Holdings, Inc.	864,200	18,614,488
Nippon Telegraph & Telephone Corp.	681,700	32,089,243
Nissan Motor Co., Ltd.	903,100	9,315,905
NKSJ Holdings, Inc.(a)	597,250	14,062,319
Ono Pharmaceutical Co., Ltd.(a)	262,800	14,383,713
Rohm Co., Ltd.	191,400	9,676,271
Seven & I Holdings Co., Ltd.(a)	625,600	17,281,605
Sony Corp.	669,300	14,446,061
Sumitomo Mitsui Financial Group, Inc.(a)	552,042	18,736,672
Sumitomo Mitsui Trust Holdings, Inc.	1,436,000	4,994,305
Taisho Pharmaceutical Holdings Co., Ltd.(a)(b)	100,999	8,088,369
Takeda Pharmaceutical Co., Ltd.(a)	499,800	22,553,595
TDK Corp.	185,000	9,711,827
Tokio Marine Holdings, Inc.	714,900	19,743,673
Toyota Motor Corp.	678,300	28,196,630
Total		370,575,840

Issuer	Shares	Value
Common Stocks (continued)
MEXICO 1.7%
America Movil SAB de CV, Class L, ADR(a)	469,512	$11,240,117
Cemex SAB de CV, ADR(a)(b)	1,412,592	10,848,707
Total		22,088,824
NETHERLANDS 7.6%
Aegon NV(b)	3,899,357	20,416,787
Akzo Nobel NV	189,700	10,760,287
Koninklijke Ahold NV	1,736,532	24,014,967
STMicroelectronics NV	2,682,400	20,016,630
Unilever NV-CVA	678,849	22,547,444
Total		97,756,115
PORTUGAL 0.8%
Portugal Telecom SGPS SA(a)	2,106,976	10,894,444
RUSSIAN FEDERATION 1.0%
Lukoil OAO, ADR	207,100	13,212,980
SOUTH KOREA 3.1%
Korea Electric Power Corp., ADR(b)	1,019,450	11,366,867
POSCO	34,200	12,691,260
SK Telecom Co., Ltd.	118,977	15,455,878
Total		39,514,005
SPAIN 0.9%
Telefonica SA	697,443	11,903,090
SWEDEN 0.9%
Telefonaktiebolaget LM Ericsson, Class B	1,137,168	11,420,145
SWITZERLAND 5.9%
Swiss Re AG	485,400	28,811,739
Swisscom AG	40,130	15,986,351
TE Connectivity Ltd.	482,043	17,618,671
UBS AG, Registered Shares(b)	975,930	13,645,976
Total		76,062,737
UNITED KINGDOM 16.5%
AstraZeneca PLC	579,085	25,864,553
Barclays PLC	4,818,407	18,780,730
BP PLC	3,551,700	27,822,568
GlaxoSmithKline PLC	1,015,148	22,400,036
HSBC Holdings PLC	983,039	8,684,430
ITV PLC	10,528,676	14,396,686
J Sainsbury PLC	4,328,729	20,542,654
Kingfisher PLC	3,680,700	16,641,689
Marks & Spencer Group PLC	4,290,980	24,780,269
Vodafone Group PLC	5,952,690	16,037,673
Wm Morrison Supermarkets PLC	3,598,665	16,602,837
Total		212,554,125
Total Common Stocks (Cost: $1,456,254,197)		$1,238,597,805
Money Market Funds 3.7%
Columbia Short-Term Cash Fund, 0.166%(c)(d)	47,968,082	47,968,082
Total Money Market Funds (Cost: $47,968,082)		$47,968,082

The Accompanying Notes to Financial Statements are an integral part of this statement.

28

Columbia International Value Master Portfolio

February 29, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 10.5%
Asset-Backed Commercial Paper 0.6%
Barton Capital Corporation 03/07/12	0.270%	$4,999,738	$4,999,738
Rheingold Securitization 03/27/12	0.700%	1,998,872	1,998,872
Total			6,998,610
Certificates of Deposit 1.9%
ABM AMRO Bank N.V. 03/21/12	0.310%	1,999,501	1,999,501
Branch Banking & Trust Corporation 03/15/12	0.240%	5,000,000	5,000,000
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts 03/09/12	0.330%	1,500,000	1,500,000
Mitsubishi UFJ Trust and Banking Corp. 05/31/12	0.390%	5,000,064	5,000,064
Norinchukin Bank 05/21/12	0.470%	2,000,000	2,000,000
Standard Chartered Bank PLC 04/03/12	0.570%	3,000,000	3,000,000
Sumitomo Trust & Banking Co., Ltd. 05/29/12	0.370%	4,000,000	4,000,000
United Overseas Bank Ltd. 03/16/12	0.250%	2,000,000	2,000,000
Total			24,499,565
Commercial Paper 0.5%
Foreningsparbanken (Swedbank) 03/21/12	0.425%	1,998,725	1,998,725
Societe Generale 03/06/12	0.320%	4,999,689	4,999,689
Total			6,998,414
Repurchase Agreements 7.5%
Citigroup Global Markets, Inc. dated 02/29/12, matures 03/01/12, repurchase price $10,000,036(e)	0.130%	10,000,000	10,000,000
Credit Suisse Securities (USA) LLC dated 02/29/12, matures 03/01/12, repurchase price $11,184,614(e)	0.160%	11,184,564	11,184,564
Morgan Stanley dated 02/29/12, matures 03/01/12, repurchase price $10,000,050(e)	0.180%	10,000,000	10,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Natixis Financial Products, Inc. dated 02/29/12, matures 03/01/12, repurchase price $14,500,089(e)	0.220%	$14,500,000	$14,500,000
Nomura Securities dated 02/29/12, matures 03/01/12, repurchase price $5,000,028(e)	0.200%	5,000,000	5,000,000
Pershing LLC dated 02/29/12, matures 03/01/12, repurchase price $6,000,048(e)	0.290%	6,000,000	6,000,000
Societe Generale dated 02/29/12, matures 03/01/12, repurchase price $40,000,222(e)	0.200%	40,000,000	40,000,000
Total			96,684,564
Total Investments of Cash Collateral Received for Securities on Loan (Cost: $135,181,153)			$135,181,153
Total Investments (Cost: $1,639,403,432)			$1,421,747,040
Other Assets & Liabilities, Net			(131,074,177)
Net Assets			$1,290,672,863

At February 29, 2012, the Master Portfolio held investments in the following sectors.

Sector (Unaudited)	Value	% of Total Investments(1)
Consumer Discretionary	$114,406,027	8.9
Consumer Staples	139,421,319	10.8
Energy	153,959,635	12.0
Financials	231,088,890	18.0
Health Care	157,873,812	12.3
Industrials	12,788,196	1.0
Information Technology	110,036,372	8.5
Materials	56,294,657	4.4
Telecommunication Services	232,692,728	18.1
Utilities	30,036,169	2.3
Cash Equivalents	47,968,082	3.7
	$1,286,565,887	100.0

(1)  Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan).

Notes to Portfolio of Investments

(a)  At February 29, 2012, security was partially or fully on loan.

(b)  Non-income producing.

(c)  The rate shown is the seven-day current annualized yield at February 29, 2012.

(d)  Investments in affiliates during the year ended February 29, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$236,395,400	$(188,427,318)	$—	$47,968,082	$13,055	$47,968,082

The Accompanying Notes to Financial Statements are an integral part of this statement.

29

Columbia International Value Master Portfolio

February 29, 2012

Notes to Portfolio of Investments (continued)

(e)  The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Citigroup Global Markets, Inc. (0.130%)

Security Description	Value
Fannie Mae REMICS	$4,785,468
Fannie Mae-Aces	529,857
Freddie Mac REMICS	3,838,826
Government National Mortgage Association	1,045,849
Total Market Value of Collateral Securities	$10,200,000

Credit Suisse Securities (USA) LLC (0.160%)

Security Description	Value
Ginnie Mae I Pool	$8,007,061
Ginnie Mae II Pool	3,401,221
Total Market Value of Collateral Securities	$11,408,282

Morgan Stanley (0.180%)

Security Description	Value
Freddie Mac Gold Pool	$5,450,492
Freddie Mac Non Gold Pool	4,749,508
Total Market Value of Collateral Securities	$10,200,000

Natixis Financial Products, Inc. (0.220%)

Security Description	Value
Fannie Mae Pool	$729,448
Fannie Mae REMICS	5,432,682
Freddie Mac Gold Pool	667,873
Freddie Mac REMICS	3,203,370
Government National Mortgage Association	956,202
United States Treasury Note/Bond	3,800,515
Total Market Value of Collateral Securities	$14,790,090

Nomura Securities (0.200%)

Security Description	Value
Ginnie Mae II Pool	$5,100,000
Total Market Value of Collateral Securities	$5,100,000

Pershing LLC (0.290%)

Security Description	Value
Fannie Mae Pool	$979,521
Fannie Mae REMICS	826,029
Fannie Mae-Aces	8,324
Federal Farm Credit Bank	74,021
Federal Home Loan Banks	79,615
Federal Home Loan Mortgage Corp	187,668
Federal National Mortgage Association	231,469
Freddie Mac Gold Pool	397,471
Freddie Mac Non Gold Pool	111,011
Freddie Mac Reference REMIC	27
Freddie Mac REMICS	769,368
Ginnie Mae I Pool	1,004,013
Ginnie Mae II Pool	895,143
Government National Mortgage Association	321,202
United States Treasury Note/Bond	221,511
United States Treasury Strip Coupon	13,607
Total Market Value of Collateral Securities	$6,120,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

30

Columbia International Value Master Portfolio

February 29, 2012

Notes to Portfolio of Investments (continued)

Societe Generale (0.200%)

Security Description	Value
Fannie Mae REMICS	$6,245,042
Freddie Mac REMICS	10,640,051
Freddie Mac Strips	1,080,501
Government National Mortgage Association	22,834,406
Total Market Value of Collateral Securities	$40,800,000
Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

31

Columbia International Value Master Portfolio

February 29, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments as of February 29, 2012:

	Fair value at February 29, 2012
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$—	$114,406,027	$—	$114,406,027
Consumer Staples	—	139,421,319	—	139,421,319
Energy	38,276,858	115,682,777	—	153,959,635
Financials	—	231,088,890	—	231,088,890
Health Care	—	157,873,812	—	157,873,812
Industrials	—	12,788,196	—	12,788,196
Information Technology	17,618,671	92,417,700	—	110,036,371
Materials	10,848,707	45,445,950	—	56,294,657
Telecommunication Services	44,002,954	188,689,775	—	232,692,729
Utilities	30,036,169	—	—	30,036,169
Total Equity Securities	140,783,359	1,097,814,446	—	1,238,597,805
Other
Money Market Funds	47,968,082	—	—	47,968,082
Investments of Cash Collateral Received for Securities on Loan	—	135,181,153	—	135,181,153
Total Other	47,968,082	135,181,153	—	183,149,235
Total	$188,751,441	$1,232,995,599	$—	$1,421,747,040

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

(a)  See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)  There were no significant transfers between Levels 1 and 2 during the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

32

Statement of Assets and Liabilities – Columbia International Value Master Portfolio

February 29, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,456,254,197)	$1,238,597,805
Affiliated issuers (identified cost $47,968,082)	47,968,082
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $38,496,589)	38,496,589
Repurchase agreements (identified cost $96,684,564)	96,684,564
Total investments (identified cost $1,639,403,432)	1,421,747,040
Foreign currency (identified cost $389,900)	390,816
Receivable from feeder funds	1,538,312
Receivable for:
Dividends	13,169,369
Interest	27,945
Reclaims	63,783
Prepaid expense	3,882
Total assets	1,436,941,147
Liabilities
Due upon return of securities on loan	135,181,153
Payable for:
Investments purchased	9,939,965
Investment management fees	828,543
Administration fees	51,137
Compensation of board members	15,975
Custodian fees	35,270
Professional fees	77,575
Other expenses	138,666
Total liabilities	146,268,284
Net assets applicable to outstanding capital stock	$1,290,672,863
*Value of securities on loan	$128,222,861

The Accompanying Notes to Financial Statements are an integral part of this statement.

33

Statement of Operations – Columbia International Value Master Portfolio

Year ended February 29, 2012

Net investment income
Income:
Dividends	$73,432,884
Interest	2,297
Dividends from affiliates	13,055
Income from securities lending — net	561,625
Foreign taxes withheld	(10,372,194)
Total income	63,637,667
Expenses:
Investment management fees	11,852,353
Administration fees	682,306
Compensation of board members	40,293
Pricing and bookkeeping fees	67,228
Custodian fees	270,746
Professional fees	61,157
Line of credit interest expense	34,698
Other	52,357
Total expenses	13,061,138
Net investment income	50,576,529
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(114,577,230)
Foreign currency translations	272,626
Net realized loss	(114,304,604)
Net change in unrealized appreciation (depreciation) on:
Investments	(120,804,496)
Foreign currency translations	(25,219)
Net change in unrealized depreciation	(120,829,715)
Net realized and unrealized loss	(235,134,319)
Net decrease in net assets from operations	$(184,557,790)

The Accompanying Notes to Financial Statements are an integral part of this statement.

34

Statement of Changes in Net Assets – Columbia International Value Master Portfolio

	Year ended February 29, 2012	Year ended February 28, 2011
Operations
Net investment income	$50,576,529	$41,552,435
Net realized loss	(114,304,604)	(91,159,555)
Net change in unrealized appreciation (depreciation)	(120,829,715)	326,490,584
Net increase (decrease) in net assets resulting from operations	(184,557,790)	276,883,464
Contributions and withdrawals:
Contributions	278,469,573	465,537,680
Withdrawals	(781,643,335)	(660,383,240)
Net contributions (withdrawals)	(503,173,762)	(194,845,560)
Total increase (decrease) in net assets	(687,731,552)	82,037,904
Net assets at beginning of year	1,978,404,415	1,896,366,511
Net assets at end of year	$1,290,672,863	$1,978,404,415

The Accompanying Notes to Financial Statements are an integral part of this statement.

35

Financial Highlights – Columbia International Value Master Portfolio

The following table shows certain financial information for evaluating the Portfolio's results. Total returns are not annualized for periods of less than one year.

	Year ended Feb. 29,		Year ended Feb. 28,						Year ended Feb. 29,		Year ended March 31,
	2012		2011		2010		2009		2008(a)		2007
Total return	(9.07%)		16.11%		46.24%		(42.12%)		(6.79%)		20.95%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.88	%(c)	0.86	%(c)	0.87	%(c)	0.84	%(c)	0.81	%(c)(d)	0.80	%(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)	0.88	%(c)	0.86	%(c)(e)	0.87	%(c)(e)	0.84	%(c)(e)	0.81	%(c)(d)(e)	0.80	%(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.88%		0.86%		0.87%		0.84%		0.81	%(d)	0.80%
Net expenses after fees waiver or expenses reimbursed (excluding interest expense)	0.88%		0.86	%(e)	0.87	%(e)	0.84	%(e)	0.81	%(d)(e)	0.80	%(e)
Net investment income	3.41%		2.21	%(e)	3.08	%(e)	3.58	%(e)	3.27	%(d)(e)	1.66	%(e)
Supplemental data
Portfolio turnover	16%		7%		22%		5%		24%		19%
Notes to Financial Highlights

(a)  For the period from April 1, 2007 to February 29, 2008. In 2008, the Fund's fiscal year end was changed from March 31 to February 29.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

36

Notes to Financial Statements – Columbia International Value Master Portfolio

February 29, 2012

Note 1. Organization

Columbia Funds Master Investment Trust, LLC (the Master Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Delaware limited liability company. Information presented in these financial statements pertains to Columbia International Value Master Portfolio (the Master Portfolio), a series of the Master Trust.

The following investors were invested in the Master Portfolio at February 29, 2012:

Columbia International Value Fund (the Feeder Fund)	92.0%
Columbia Management Private Funds VII, LLC—International Value Fund	8.0%

The Master Portfolio serves as a master portfolio for the Columbia International Value Fund which operates as a feeder fund in a master/feeder structure.

Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains (losses) of the Master Portfolio.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Master Portfolio in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair

37

Columbia International Value Master Portfolio, February 29, 2012

value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Master Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Master Portfolio may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Master Portfolio, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Master Portfolio seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

Awards from class action litigation are recorded as a reduction of cost if the Master Portfolio still owns the applicable securities on the payment date. If the Master Portfolio no longer owns the applicable securities, the proceeds are recorded as realized gains.

Federal Income Tax Status

The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolio's assets, income and distributions will be managed in such a way that the Feeder Fund will be able to continue to qualify as a registered investment company by investing its assets through its Master Portfolio.

Foreign Taxes

The Master Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolio will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Master Portfolio level, based on statutory rates. The Master Portfolio accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Guarantees and Indemnifications

Under the Master Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Master Trust or its Master Portfolio. In addition, certain of the Master Portfolio's contracts with its service providers contain general indemnification clauses. The Master Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Master Portfolio cannot be determined, and the Master Portfolio has no historical basis for predicting the likelihood of any such claims.

38

Columbia International Value Master Portfolio, February 29, 2012

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Master Portfolio's average daily net assets that declines from 0.85% to 0.66% as the Master Portfolio's net assets increase. The effective management fee rate for the year ended February 29, 2012 was 0.80% of the Master Portfolio's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Brandes Investment Partners, L.P. (Brandes), the subadviser of the Master Portfolio. The Investment Manager compensates Brandes to manage the investments of the Master Portfolio's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Master Portfolio Administrator. The Master Portfolio pays the Master Portfolio Administrator an annual fee for administration and accounting services equal to 0.05% of the Master Portfolio's average daily net assets, less the fees that were payable by the Master Portfolio as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

Prior to August 8, 2011, the Master Portfolio had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Master Portfolio. The Master Portfolio also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Master Portfolio. Under the State Street Agreements, the Master Portfolio paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Master Portfolio for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Master Portfolio also reimbursed State Street for certain out-of-pocket expenses and charges. Effective August 8, 2011, these services are provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Board members are compensated for their services to the Master Portfolio as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Master Portfolio, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Master Portfolio's liability for these amounts is adjusted for market value changes and remains in the Master Portfolio until distributed in accordance with the Plan.

39

Columbia International Value Master Portfolio, February 29, 2012

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Master Portfolio in accordance with federal securities regulations. The Master Portfolio does not bear any of the expenses associated with the Chief Compliance Officer.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Master Portfolio or the Board, including: Master Portfolio boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Master Portfolio and Board expenses is facilitated by a company providing limited administrative services to the Master Portfolio and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $1,899.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affilates have voluntarily agreed to waive fees and/or reimburse certain expenses (excluding certain fees and expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Master Portfolio's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Master Portfolio's custodian, do not exceed the annual rate of 0.90% of the Master Portfolio's average daily net assets. This arrangement may be modified or terminated by the Investment Manager at any time.

Note 4. Federal Tax Information

At February 29, 2012, the cost of investments for federal income tax purposes was $1,648,707,921 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$112,817,440
Unrealized depreciation	$(339,778,321)
Net unrealized depreciation	$(226,960,881)

Management of the Master Portfolio has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Master Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $229,905,363 and $713,617,654, respectively, for the year ended February 29, 2012.

Note 6. Lending of Portfolio Securities

Effective August 8, 2011, the Master Portfolio has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Master Portfolio. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Master Portfolio into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At February 29, 2012, securities valued at $128,222,861 were on loan, secured by cash collateral of $135,181,153 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Master Portfolio from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Master Portfolio in connection with the securities lending program. Loans are subject to

40

Columbia International Value Master Portfolio, February 29, 2012

termination by the Master Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Master Portfolio receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 29, 2012 is disclosed in the Statement of Operations. The Master Portfolio continues to earn and accrue interest and dividends on the securities loaned.

Prior to August 8, 2011, the Master Portfolio participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Master Portfolio.

Note 7. Custody Credits

Prior to August 8, 2011, the Master Portfolio had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Master Portfolio may invest its daily balance in an affiliated money market fund as detailed below. For the period March 1, 2011 through August 7, 2011, there were no custody credits.

Note 8. Affiliated Money Market Fund

Effective August 8, 2011, the Master Portfolio may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Master Portfolio and other affiliated funds. The income earned by the Master Portfolio from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Master Portfolio indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Line of Credit

The Master Portfolio has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Master Portfolio may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on August 8, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Master Portfolio and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Master Portfolio also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

For the period August 8, 2011 through December 12, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Master Portfolio also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period June 27, 2011 through August 7, 2011, the Master Portfolio and certain other funds managed by the Investment Manager participated in a $100 million committed, unsecured revolving credit facility provided by State Street. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million committed, unsecured revolving credit facility provided by State Street. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Iinterest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Master Portfolio also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

For the year ended February 29, 2012, the average daily loan balance outstanding on days when borrowing existed was $12,502,817 at a weighted average interest rate of 1.41%.

41

Columbia International Value Master Portfolio, February 29, 2012

Note 10. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and

42

Columbia International Value Master Portfolio, February 29, 2012

governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

43

Report of Independent Registered Public Accounting Firm

To the Holders and Trustees of Columbia Funds Master Investment Trust, LLC

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Master Portfolio (constituting a series of Columbia Funds Master Investment Trust, LLC, hereafter referred to as the "Master Portfolio") at February 29, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Master Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 20, 2012

44

Fund Governance

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. ("Bank of America") to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the "Transaction"). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None

Edward J. Boudreau, Jr.

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)

Pamela G. Carlton

901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

45

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn

901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None

William A. Hawkins

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)

R. Glenn Hilliard

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)

46

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Stephen R. Lewis, Jr.

901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Director, Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher

901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None

John J. Nagorniak

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing—Mellon affiliate), 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)

Catherine James Paglia

901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None

47

Fund Governance (continued)

Independent Board Members (continued)

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie

901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)

Minor M. Shaw

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President—Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina

Alison Taunton-Rigby

901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

48

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*

Name, Address, Age	Position Held with Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero*

225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*  Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*

William F. Truscott

53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	153	None

*  Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

49

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)

225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager—Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)

225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel—Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel—Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)

225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President—Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)

53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President—U.S. Asset Management and Chief Investment Officer from 2005 to April 2010; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)

10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President—Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President—Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

50

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958)

225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)

5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President—Asset Management and Trust Company Services, from 2006 to 2009, and Vice President—Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)

100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)

225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Stephen T. Welsh (Born 1957)

225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

51

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia International Value Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110

53

Columbia International Value Fund

P. O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1681 C (4/12)

Columbia Large Cap Index Fund

Annual Report for the Period Ended February 29, 2012

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholders,

Americans were dispirited in the fourth quarter of 2011 by Washington’s inability to reach a plan for deficit reduction and Europe’s piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news to encourage risk taking, buoying both stocks and bonds to solid gains.

U.S. economic data surprised on the upside and fears of recession abated. With the bar of expectations set low, investors responded positively to the announcement that the economy had expanded by 1.8% in the third quarter. Consumer confidence improved, even though consumers remain under pressure with no real increase in disposable income and a continued decline in household net worth. Headline inflation — which tracks a broad range of consumer expenditures, including food and energy — declined. Even manufacturing held its ground.

Against this backdrop, the U.S. equity markets logged solid

returns. The S&P 500 Index gained 11.82%, moving into positive territory for the year with quarterly advances in all ten sectors. Mid- and small-cap stocks did even better. Value outperformed growth across all market capitalizations. Energy stocks led the market, as the price of oil moved above $100 a barrel in December. Industrials and materials stocks rose, buoyed by improving economic data. The U.S. fixed-income markets logged modest but solid returns. High-yield bonds were the best performers as the economy showed signs of improvement. Emerging market bonds were strong performers, as inflation came under control in key regions. Municipal bonds and Treasuries eked out only modest gains, as investors moved away from quality in favor of riskier assets.

While fourth quarter gains were encouraging, challenges still remain. Columbia Management, however, remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $326 billion under management as of December 31, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The strong line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of December 31, 2011, Columbia Management offers 52 funds rated either 4 or 5 stars by Morningstar.*

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■	timely economic analysis and market commentary
■	quarterly fund commentaries
■	Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

* All ratings are based on Class Z shares as of 12/31/2011. Out of 119 Class Z share Columbia funds rated by Morningstar, 7 funds received a 5-star Overall Rating and 45 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges/loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. ©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Large Cap Index Fund

Summary

■	For the 12-month period that ended February 29, 2012, the fund’s Class A shares returned 4.67% without sales charge.

■	The fund’s return was slightly lower than the 5.12% return of its benchmark, the S&P 500 Index.[1]

■	For the fund and the U.S stock market, it was a third consecutive 12-month period of gains.

Portfolio Management

Alfred F. Alley III has managed or co-managed the fund since February 2009. From 2005 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. Alley was associated with the fund’s previous investment adviser as an investment professional.

Vadim Shteyn has co-managed the fund since August 2011. From August 2006 until joining the Investment Manager in May 2010, Mr. Shteyn was associated with the fund’s previous investment adviser as an investment professional.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/12

+4.67% Class A shares

+5.12% S&P 500 Index

Morningstar Style Box™

Equity Style

The Morningstar Style BoxTM is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Large Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/02 – 02/29/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/02 – 02/29/12 ($)

Sales charge	without	with
Class A*	14,429	n/a
Class B*	13,400	13,400
Class I*	14,710	n/a
Class Z	14,796	n/a

Average annual total return as of 02/29/12 (%)

Share class	A*	B*		I*	Z
Inception	10/10/95	09/23/05		11/16/11	12/15/93
Sales charge	without	without	with	without	without
1-year	4.67	3.90	–1.10	4.87	4.91
5-year	1.21	0.46	0.07	1.40	1.46
10-year	3.73	2.97	2.97	3.94	4.00

The “with sales charge” returns include the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class A shares are sold at net asset value. Class I and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class I and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund’s Class Z shares, the fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

2

Understanding Your Expenses – Columbia Large Cap Index Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

09/01/11 – 02/29/12

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,130.40		1,022.77	2.22		2.11	0.42%
Class B	1,000.00	1,000.00	1,126.60		1,019.05	6.19		5.87	1.17%
Class I	1,000.00	1,000.00	1,131.60	*	1,024.12	0.45	*	0.75	0.15%
Class Z	1,000.00	1,000.00	1,131.80		1,024.02	0.90		0.86	0.17%

*For the period November 16, 2011 through February 29, 2012. Class I shares commenced operations on November 16, 2011.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Managers’ Report – Columbia Large Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/12 ($)
Class A	26.35
Class B	26.44
Class I	26.45
Class Z	26.45

Distributions declared per share

03/01/11 – 02/29/12 ($)
Class A	0.43
Class B	0.24
Class I	0.41
Class Z	0.49

For the 12-month period that ended February 29, 2012, the fund’s Class A shares returned 4.67% without sales charge. The S&P 500 Index returned 5.12%. The fund seeks to approximate the benchmark weights of securities represented in the S&P 500 Index. As such, its return was slightly below the return of the index, after fees and expenses, which the index does not incur. Despite a rocky period midway through 2011, stock prices climbed for the third consecutive year, buoyed by sectors that are sensitive to economic growth.

U.S. economy picks up momentum

During the first half of the 12-month period, a series of natural disasters in Japan, Europe’s debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster and job growth was disappointing. However, the pace of growth picked up in the second half of the period and, as fears of a lapse back into recession faded, prospects brightened. Consumer confidence improved even though consumers remain under pressure, with no real increase in disposable income and a continued decline in household net worth. The labor markets added more than a million new jobs from September 2011 through February 2012, and the jobless rate fell to 8.3%. Headline inflation — which tracks a broad range of consumer expenditures, including food and energy — remained within its historical range. Even manufacturing held its ground. A modest slowdown in manufacturing activity late in the summer of 2011 raised concern that this lynchpin of the recovery was ready to turn downward. However, manufacturing activity stabilized, and the manufacturing expansion continued into 2012. Housing continues to be the one nagging weak spot in the economy. Yet, home sales edged modestly higher over the year, and there is hope that a bottom in the housing market is in sight.

Defensive sectors drove performance

For the 12-month period, consumer staples, health care and utilities — all traditionally defensive market sectors — drove performance within the fund and the index. Trading companies & distributors, health care technology, tobacco, biotechnology and textiles, apparel & luxury goods were the top-performing industries. Technology stocks dominated the top performers. Apple, International Business Machines, Microsoft and Intel (4.0%, 1.8%, 1.9% and 1.1% of net assets, respectively) were among the top five performers. Philip Morris International (1.2% of net assets) was also a top performer for the period.

By contrast, financials, materials and energy sectors underperformed for the period. Wireless telecommunication services, real estate management & development, electronic equipment, instruments & components, diversified financial services and airlines were the five weakest industries. The worst performing stocks in terms of contribution to benchmark total return were Bank of America, Citigroup, Hewlett-Packard, JPMorgan Chase and Goldman Sachs (0.6%, 0.6%, 0.4%, 1.2% and 0.5% of net assets, respectively).

Changes to index and portfolio holdings

During the period, there were 18 additions and deletions to the index and the fund. Compuware, Tellabs, Monster Worldwide, MEMC Electronic Materials, AK Steel, Nicor, Janus Capital, ITT, Cephalon, National Semiconductor, Marshall & Isley, Radioshack, Prologis, Massey Energy, Novell, Genzyme, Qwest Communications and McAfee were deleted from the index. WPX Energy, TripAdvisor, BorgWarner, Dollar Tree, Perrigo, AGL Resources, Cooper

4

Portfolio Managers’ Report (continued) – Columbia Large Cap Index Fund

Industries, Xylem, TE Connectivity, Mosaic, Accenture, Marathon Petroleum, Alpha Natural Resources, Chipotle Mexican Grill, BlackRock, Edwards Lifesciences and Covidien (0.03%, 0.02%, 0.1%, 0.1%, 0.1%, 0.04%, 0.1%, 0.04%, 0.1%, 0.1%, 0.3%, 0.1%, 0.03%, 0.1%, 0.2%, 0.1% and 0.2% of net assets, respectively) were added to the index.

Looking ahead

As the period ended, economic data suggested that economic growth will continue at a below-trend pace and that, at least in the near term, the U.S. economy has moved away from recessionary conditions. Recession odds have been reduced with the extension of the payroll tax cut and unemployment benefit programs. However, this extension is temporary and only kicks the can down the road into 2013, when severe curtailments are set to bite. And while U.S. economic data is mildly encouraging, there is still a reasonable chance of a mild recession. Europe may already be in a recession, which is likely to worsen further into 2012 as austerity measures begin to bite deeper. The good news is that these measures will initially reduce deficits, but without economic growth it is hard to make significant and persistent progress in debt reduction. So while many of the issues that worried us in 2011 continue to worry us into 2012, we are, nonetheless, cautiously optimistic about the potential for financial returns in 2012.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Portfolio breakdown[1]

(at February 29, 2012)
Consumer Discretionary	10.8%
Consumer Staples	10.7
Energy	12.0
Financials	14.1
Health Care	11.2
Industrials	10.6
Information Technology	20.0
Materials	3.5
Telecommunication Services	2.7
Utilities	3.4
Other[2]	1.0

[1]	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

[2]	Includes investments in affiliated money market fund.

Top ten holdings[1]

(at February 29, 2012)
Apple, Inc.	4.1%
Exxon Mobil Corp.	3.4
Microsoft Corp.	1.9
International Business Machines Corp.	1.9
Chevron Corp.	1.8
General Electric Co.	1.6
Procter & Gamble Co. (The)	1.5
AT&T, Inc.	1.5
Johnson & Johnson	1.4
Wells Fargo & Co.	1.3

[1]	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and affiliated money market fund).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any securities.

5

Portfolio of Investments – Columbia Large Cap Index Fund

February 29, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.5%
Consumer Discretionary 10.7%
Auto Components 0.3%
BorgWarner, Inc.(a)	31,675	$2,623,957
Goodyear Tire & Rubber Co. (The)(a)	70,544	907,196
Johnson Controls, Inc.	196,422	6,409,250

Total		9,940,403
Automobiles 0.4%
Ford Motor Co.	1,097,064	13,581,652
Harley-Davidson, Inc.	67,084	3,124,773

Total		16,706,425
Distributors 0.1%
Genuine Parts Co.	44,936	2,816,589
Diversified Consumer Services 0.1%
Apollo Group, Inc., Class A(a)	33,552	1,430,657
DeVry, Inc.	17,480	621,064
H&R Block, Inc.	84,559	1,378,312

Total		3,430,033
Hotels, Restaurants & Leisure 1.9%
Carnival Corp.	130,639	3,957,055
Chipotle Mexican Grill, Inc.(a)	9,035	3,525,638
Darden Restaurants, Inc.	38,057	1,940,526
International Game Technology	85,915	1,290,443
Marriott International, Inc., Class A	77,399	2,730,637
McDonald’s Corp.	295,396	29,326,915
Starbucks Corp.	215,192	10,449,724
Starwood Hotels & Resorts Worldwide, Inc.	55,477	2,990,210
Wyndham Worldwide Corp.	44,060	1,938,199
Wynn Resorts Ltd.	22,862	2,710,062
Yum! Brands, Inc.	132,942	8,806,078

Total		69,665,487
Household Durables 0.2%
D.R. Horton, Inc.	80,293	1,151,402
Harman International Industries, Inc.	20,239	994,342
Leggett & Platt, Inc.	40,167	908,979
Lennar Corp., Class A	46,430	1,085,533
Newell Rubbermaid, Inc.	83,577	1,529,459
PulteGroup, Inc.(a)	97,246	857,710
Whirlpool Corp.	22,067	1,667,603

Total		8,195,028
Internet & Catalog Retail 0.9%
Amazon.com, Inc.(a)	105,028	18,872,481
Expedia, Inc.	27,367	931,846
Netflix, Inc.(a)	15,982	1,769,687
priceline.com, Inc.(a)	14,372	9,011,532
TripAdvisor, Inc.(a)	27,367	882,039

Total		31,467,585
Leisure Equipment & Products 0.1%
Hasbro, Inc.	33,513	1,183,679
Mattel, Inc.	97,765	3,171,497

Total		4,355,176
Media 3.2%
Cablevision Systems Corp., Class A	63,734	906,935
CBS Corp., Class B Non Voting	188,924	5,648,828

Issuer	Shares	Value
Common Stocks (continued)
Consumer Discretionary (cont.)
Media (cont.)
Comcast Corp., Class A	786,644	$23,111,601
DIRECTV, Class A(a)	203,697	9,435,245
Discovery Communications, Inc., Class A(a)	76,294	3,559,115
Gannett Co., Inc.	68,792	1,020,873
Interpublic Group of Companies, Inc. (The)	133,138	1,560,377
McGraw-Hill Companies, Inc. (The)	80,253	3,734,975
News Corp., Class A	633,092	12,579,538
Omnicom Group, Inc.	79,643	3,937,550
Scripps Networks Interactive, Inc., Class A	28,079	1,269,171
Time Warner Cable, Inc.	92,126	7,309,277
Time Warner, Inc.	288,949	10,751,792
Viacom, Inc., Class B	159,420	7,591,580
Walt Disney Co. (The)	518,642	21,777,777
Washington Post Co. (The), Class B(b)	1,404	553,036

Total		114,747,670
Multiline Retail 0.8%
Big Lots, Inc.(a)	18,924	829,817
Dollar Tree, Inc.(a)	34,362	3,041,381
Family Dollar Stores, Inc.	33,889	1,829,667
JCPenney Co., Inc.(b)	41,261	1,633,936
Kohl’s Corp.	73,164	3,634,788
Macy’s, Inc.	121,200	4,601,964
Nordstrom, Inc.	46,704	2,504,268
Sears Holdings Corp.(a)(b)	11,108	773,783
Target Corp.	193,886	10,991,397

Total		29,841,001
Specialty Retail 2.0%
Abercrombie & Fitch Co., Class A	24,816	1,136,325
AutoNation, Inc.(a)	13,732	467,987
AutoZone, Inc.(a)	8,061	3,018,683
Bed Bath & Beyond, Inc.(a)	69,306	4,140,340
Best Buy Co., Inc.	84,720	2,092,584
CarMax, Inc.(a)	65,369	2,006,175
GameStop Corp., Class A(b)	39,955	910,175
Gap, Inc. (The)	100,160	2,339,738
Home Depot, Inc. (The)	445,041	21,170,600
Limited Brands, Inc.	71,010	3,304,095
Lowe’s Companies, Inc.	361,606	10,262,378
O’Reilly Automotive, Inc.(a)	37,047	3,204,565
Ross Stores, Inc.	66,745	3,559,511
Staples, Inc.	201,919	2,960,133
Tiffany & Co.	36,652	2,382,747
TJX Companies, Inc.	217,756	7,972,047
Urban Outfitters, Inc.(a)	32,055	910,041

Total		71,838,124
Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	84,248	6,305,120
Nike, Inc., Class B	107,087	11,556,829
Ralph Lauren Corp.	18,618	3,234,505
VF Corp.	25,170	3,676,079

Total		24,772,533
Total Consumer Discretionary		387,776,054

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Large Cap Index Fund

February 29, 2012

Issuer	Shares	Value
Common Stocks (continued)
Consumer Staples 10.6%
Beverages 2.4%
Beam, Inc.	44,880	$2,471,991
Brown-Forman Corp., Class B	29,119	2,377,566
Coca-Cola Co. (The)	655,690	45,806,504
Coca-Cola Enterprises, Inc.	90,077	2,603,225
Constellation Brands, Inc., Class A(a)	50,261	1,097,700
Dr. Pepper Snapple Group, Inc.	61,890	2,354,915
Molson Coors Brewing Co., Class B	45,478	1,998,303
PepsiCo, Inc.	451,346	28,407,717

Total		87,117,921
Food & Staples Retailing 2.2%
Costco Wholesale Corp.	125,110	10,766,967
CVS Caremark Corp.	375,772	16,947,317
Kroger Co. (The)	172,392	4,101,206
Safeway, Inc.	98,127	2,104,824
SUPERVALU, Inc.(b)	61,269	400,087
SYSCO Corp.	170,301	5,010,255
Wal-Mart Stores, Inc.	504,231	29,789,967
Walgreen Co.	256,733	8,513,266
Whole Foods Market, Inc.	46,120	3,723,729

Total		81,357,618
Food Products 1.8%
Archer-Daniels-Midland Co.	192,842	6,016,670
Campbell Soup Co.	51,774	1,725,110
ConAgra Foods, Inc.	119,663	3,141,154
Dean Foods Co.(a)	53,033	650,185
General Mills, Inc.	185,762	7,116,542
Hershey Co. (The)	44,194	2,682,576
HJ Heinz Co.	92,450	4,873,039
Hormel Foods Corp.	39,816	1,133,562
JM Smucker Co. (The)	32,865	2,475,392
Kellogg Co.	71,542	3,745,224
Kraft Foods, Inc., Class A	510,049	19,417,565
McCormick & Co., Inc.	38,301	1,932,285
Mead Johnson Nutrition Co.	58,768	4,569,212
Sara Lee Corp.	170,544	3,453,516
Tyson Foods, Inc., Class A	84,337	1,594,813

Total		64,526,845
Household Products 2.1%
Clorox Co. (The)	38,080	2,574,589
Colgate-Palmolive Co.	139,727	13,019,762
Kimberly-Clark Corp.	113,773	8,291,776
Procter & Gamble Co. (The)	794,288	53,630,326

Total		77,516,453
Personal Products 0.2%
Avon Products, Inc.	124,362	2,324,326
Estee Lauder Companies, Inc. (The), Class A	64,492	3,775,361

Total		6,099,687
Tobacco 1.9%
Altria Group, Inc.	593,676	17,869,648
Lorillard, Inc.	38,977	5,109,105
Philip Morris International, Inc.	501,455	41,881,521
Reynolds American, Inc.	97,604	4,092,536

Total		68,952,810
Total Consumer Staples		385,571,334

Issuer	Shares	Value
Common Stocks (continued)
Energy 11.9%
Energy Equipment & Services 2.0%
Baker Hughes, Inc.	126,005	$6,335,531
Cameron International Corp.(a)	70,788	3,943,600
Diamond Offshore Drilling, Inc.	20,068	1,374,056
FMC Technologies, Inc.(a)	68,790	3,469,080
Halliburton Co.	265,646	9,719,987
Helmerich & Payne, Inc.	30,932	1,896,132
Nabors Industries Ltd.(a)	83,015	1,808,067
National Oilwell Varco, Inc.	122,361	10,098,453
Noble Corp.(a)	72,877	2,928,198
Rowan Companies, Inc.(a)	36,081	1,330,306
Schlumberger Ltd.	387,463	30,071,003

Total		72,974,413
Oil, Gas & Consumable Fuels 9.9%
Alpha Natural Resources, Inc.(a)	63,457	1,177,762
Anadarko Petroleum Corp.	143,761	12,093,175
Apache Corp.	110,875	11,966,739
Cabot Oil & Gas Corp.	60,334	2,104,450
Chesapeake Energy Corp.	190,326	4,758,150
Chevron Corp.	574,929	62,736,253
ConocoPhillips	383,310	29,342,381
Consol Energy, Inc.	65,482	2,345,565
Denbury Resources, Inc.(a)	114,688	2,283,438
Devon Energy Corp.	116,603	8,548,166
El Paso Corp.	222,639	6,191,591
EOG Resources, Inc.	77,616	8,837,358
EQT Corp.	43,141	2,287,336
Exxon Mobil Corp.(c)	1,383,768	119,695,932
Hess Corp.	86,034	5,585,327
Kinder Morgan Management LLC(a)(d)	60,281	48
Marathon Oil Corp.	203,160	6,885,092
Marathon Petroleum Corp.	102,924	4,276,492
Murphy Oil Corp.	55,869	3,572,264
Newfield Exploration Co.(a)	38,251	1,377,036
Noble Energy, Inc.	50,682	4,949,097
Occidental Petroleum Corp.	234,358	24,459,944
Peabody Energy Corp.	78,200	2,727,616
Pioneer Natural Resources Co.	35,331	3,873,691
QEP Resources, Inc.	51,085	1,744,042
Range Resources Corp.	45,159	2,875,725
Southwestern Energy Co.(a)	100,286	3,315,455
Spectra Energy Corp.	187,750	5,891,595
Sunoco, Inc.	30,820	1,190,577
Tesoro Corp.(a)	41,060	1,089,322
Valero Energy Corp.	161,590	3,957,339
Williams Companies, Inc. (The)	170,159	5,084,351
WPX Energy, Inc.(a)	56,719	1,030,017

Total		358,253,326
Total Energy		431,227,739
Financials 14.0%
Capital Markets 1.9%
Ameriprise Financial, Inc.(e)	65,318	3,642,132
Bank of New York Mellon Corp. (The)	350,079	7,740,247
BlackRock, Inc.	28,922	5,755,478
Charles Schwab Corp. (The)	311,641	4,325,577
E*Trade Financial Corp.(a)	73,297	705,850
Federated Investors, Inc., Class B(b)	26,661	546,284

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Large Cap Index Fund

February 29, 2012

Issuer	Shares	Value
Common Stocks (continued)
Financials (cont.)
Capital Markets (cont.)
Franklin Resources, Inc.	42,021	$4,953,856
Goldman Sachs Group, Inc. (The)	142,128	16,364,618
Invesco Ltd.	130,199	3,225,029
Legg Mason, Inc.	35,913	983,657
Morgan Stanley	428,450	7,943,463
Northern Trust Corp.	69,574	3,089,781
State Street Corp.	142,023	5,997,631
T Rowe Price Group, Inc.	72,936	4,492,128

Total		69,765,731
Commercial Banks 2.7%
BB&T Corp.	201,254	5,886,679
Comerica, Inc.	57,358	1,702,959
Fifth Third Bancorp	265,534	3,613,918
First Horizon National Corp.	76,105	715,387
Huntington Bancshares, Inc.	249,453	1,458,053
KeyCorp	275,093	2,228,253
M&T Bank Corp.	36,267	2,960,112
PNC Financial Services Group, Inc.	151,885	9,040,195
Regions Financial Corp.	363,430	2,093,357
SunTrust Banks, Inc.	155,028	3,559,443
U.S. Bancorp	550,944	16,197,754
Wells Fargo & Co.	1,522,433	47,636,929
Zions Bancorporation	53,203	1,010,857

Total		98,103,896
Consumer Finance 0.8%
American Express Co.	291,722	15,429,176
Capital One Financial Corp.	159,806	8,086,184
Discover Financial Services	158,677	4,761,897
SLM Corp.	146,869	2,314,655

Total		30,591,912
Diversified Financial Services 3.0%
Bank of America Corp.	2,926,161	23,321,503
Citigroup, Inc.	844,056	28,123,946
CME Group, Inc.	19,167	5,548,655
IntercontinentalExchange, Inc.(a)	20,974	2,893,573
JPMorgan Chase & Co.	1,096,968	43,045,024
Leucadia National Corp.	57,194	1,629,457
Moody’s Corp.	56,399	2,177,566
NASDAQ OMX Group, Inc. (The)(a)	36,828	970,050
NYSE Euronext	75,638	2,251,743

Total		109,961,517
Insurance 3.5%
ACE Ltd.	97,239	6,973,009
Aflac, Inc.	134,759	6,367,363
Allstate Corp. (The)	145,892	4,585,385
American International Group, Inc.(a)	126,108	3,684,876
AON Corp.	93,331	4,368,824
Assurant, Inc.	26,591	1,129,320
Berkshire Hathaway, Inc., Class B(a)	507,540	39,816,513
Chubb Corp. (The)	80,278	5,455,693
Cincinnati Financial Corp.	46,791	1,645,639
Genworth Financial, Inc., Class A(a)	141,729	1,288,317
Hartford Financial Services Group, Inc.	128,682	2,665,004
Lincoln National Corp.	87,089	2,163,291
Loews Corp.	88,154	3,450,347

Issuer	Shares	Value
Common Stocks (continued)
Financials (cont.)
Insurance (cont.)
Marsh & McLennan Companies, Inc.	155,308	$4,845,610
MetLife, Inc.	305,332	11,770,549
Principal Financial Group, Inc.	88,096	2,436,735
Progressive Corp. (The)	178,037	3,813,552
Prudential Financial, Inc.	136,263	8,333,845
Torchmark Corp.	29,429	1,425,541
Travelers Companies, Inc. (The)	119,165	6,907,995
Unum Group	84,408	1,945,604
XL Group PLC	92,531	1,924,645

Total		126,997,657
Real Estate Investment Trusts (REITs) 1.9%
American Tower Corp.	113,464	7,100,577
Apartment Investment & Management Co., Class A	34,908	867,115
AvalonBay Communities, Inc.	27,450	3,559,442
Boston Properties, Inc.	42,620	4,328,061
Equity Residential	85,635	4,871,775
HCP, Inc.	117,726	4,650,177
Health Care REIT, Inc.	59,988	3,265,747
Host Hotels & Resorts, Inc.	203,885	3,217,305
Kimco Realty Corp.	117,482	2,159,319
Plum Creek Timber Co., Inc.	46,560	1,823,290
ProLogis, Inc.	132,295	4,453,050
Public Storage	40,988	5,495,261
Simon Property Group, Inc.	84,817	11,491,007
Ventas, Inc.	83,121	4,648,126
Vornado Realty Trust	53,263	4,353,185
Weyerhaeuser Co.	154,860	3,235,025

Total		69,518,462
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	93,626	1,716,165
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	152,279	1,043,111
People’s United Financial, Inc.	104,114	1,310,795

Total		2,353,906
Total Financials		509,009,246
Health Care 11.2%
Biotechnology 1.2%
Amgen, Inc.	229,004	15,560,822
Biogen Idec, Inc.(a)	70,129	8,167,925
Celgene Corp.(a)	128,160	9,397,332
Gilead Sciences, Inc.(a)	216,849	9,866,629

Total		42,992,708
Health Care Equipment & Supplies 1.8%
Baxter International, Inc.	162,784	9,462,634
Becton Dickinson and Co.	62,038	4,728,536
Boston Scientific Corp.(a)	427,701	2,660,300
CareFusion Corp.(a)	64,845	1,673,650
Covidien PLC	139,274	7,277,067
CR Bard, Inc.	24,765	2,318,499
DENTSPLY International, Inc.	40,866	1,580,697
Edwards Lifesciences Corp.(a)	32,933	2,408,390
Intuitive Surgical, Inc.(a)	11,257	5,759,306
Medtronic, Inc.	304,670	11,614,020
St. Jude Medical, Inc.	92,090	3,878,831

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Large Cap Index Fund

February 29, 2012

Issuer	Shares	Value
Common Stocks (continued)
Health Care (cont.)
Health Care Equipment & Supplies (cont.)
Stryker Corp.	93,904	$5,037,011
Varian Medical Systems, Inc.(a)	32,495	2,120,299
Zimmer Holdings, Inc.(a)	51,727	3,142,415

Total		63,661,655
Health Care Providers & Services 2.1%
Aetna, Inc.	104,594	4,890,815
AmerisourceBergen Corp.	74,582	2,785,638
Cardinal Health, Inc.	99,745	4,144,405
CIGNA Corp.	82,412	3,635,193
Coventry Health Care, Inc.(a)	41,652	1,361,604
DaVita, Inc.(a)	26,993	2,336,244
Express Scripts, Inc.(a)	140,452	7,490,305
Five Star Quality Care, Inc.(a)(d)	23,000	1
Humana, Inc.	47,203	4,111,381
Laboratory Corp. of America Holdings(a)	28,610	2,571,753
McKesson Corp.	70,892	5,920,191
Medco Health Solutions, Inc.(a)	111,769	7,554,467
Patterson Companies, Inc.	25,316	808,087
Quest Diagnostics, Inc.	45,544	2,643,829
Tenet Healthcare Corp.(a)	125,394	708,476
UnitedHealth Group, Inc.	307,755	17,157,341
WellPoint, Inc.	100,425	6,590,893

Total		74,710,623
Health Care Technology 0.1%
Cerner Corp.(a)	42,060	3,105,290
Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.(a)	100,238	4,372,382
Life Technologies Corp.(a)	51,447	2,433,958
PerkinElmer, Inc.	32,647	881,469
Thermo Fisher Scientific, Inc.(a)	109,207	6,183,300
Waters Corp.(a)	25,869	2,317,862

Total		16,188,971
Pharmaceuticals 5.6%
Abbott Laboratories	449,726	25,458,989
Allergan, Inc.	88,061	7,889,385
Bristol-Myers Squibb Co.	489,200	15,737,564
Eli Lilly & Co.	294,130	11,541,661
Forest Laboratories, Inc.(a)	77,125	2,508,105
Hospira, Inc.(a)	47,550	1,693,731
Johnson & Johnson	788,378	51,307,640
Merck & Co., Inc.	879,915	33,586,355
Mylan, Inc.(a)	123,131	2,886,191
Perrigo Co.	26,904	2,772,726
Pfizer, Inc.	2,219,178	46,824,656
Watson Pharmaceuticals, Inc.(a)	36,710	2,140,927

Total		204,347,930
Total Health Care		405,007,177
Industrials 10.6%
Aerospace & Defense 2.6%
Boeing Co. (The)	214,567	16,081,797
General Dynamics Corp.	102,808	7,528,630
Goodrich Corp.	36,151	4,553,941
Honeywell International, Inc.	223,304	13,302,219
L-3 Communications Holdings, Inc.	28,830	2,025,307
Lockheed Martin Corp.	76,598	6,772,029

Issuer	Shares	Value
Common Stocks (continued)
Industrials (cont.)
Aerospace & Defense (cont.)
Northrop Grumman Corp.	75,430	$4,511,468
Precision Castparts Corp.	41,627	6,969,609
Raytheon Co.	99,917	5,047,807
Rockwell Collins, Inc.	43,688	2,590,262
Textron, Inc.	80,305	2,209,191
United Technologies Corp.	261,582	21,938,882

Total		93,531,142
Air Freight & Logistics 1.0%
CH Robinson Worldwide, Inc.	47,397	3,136,259
Expeditors International of Washington, Inc.	61,212	2,670,680
FedEx Corp.	91,579	8,241,194
United Parcel Service, Inc., Class B	278,586	21,420,478

Total		35,468,611
Airlines 0.1%
Southwest Airlines Co.	224,754	2,018,291
Building Products —%
Masco Corp.	103,295	1,227,144
Commercial Services & Supplies 0.4%
Avery Dennison Corp.	30,369	926,255
Cintas Corp.	31,833	1,227,481
Iron Mountain, Inc.	53,587	1,663,876
Pitney Bowes, Inc.(b)	57,634	1,044,904
Republic Services, Inc.	90,883	2,711,040
RR Donnelley & Sons Co.(b)	54,217	749,279
Stericycle, Inc.(a)	24,572	2,132,112
Waste Management, Inc.	132,894	4,648,632

Total		15,103,579
Construction & Engineering 0.2%
Fluor Corp.	48,981	2,962,371
Jacobs Engineering Group, Inc.(a)	36,992	1,709,770
Quanta Services, Inc.(a)	60,664	1,267,878

Total		5,940,019
Electrical Equipment 0.5%
Cooper Industries PLC	45,643	2,794,264
Emerson Electric Co.	212,406	10,686,146
Rockwell Automation, Inc.	40,971	3,276,861
Roper Industries, Inc.	27,852	2,549,015

Total		19,306,286
Industrial Conglomerates 2.5%
3M Co.	202,329	17,724,020
Danaher Corp.	164,459	8,688,369
General Electric Co.	3,047,839	58,061,333
Tyco International Ltd.	133,371	6,911,285

Total		91,385,007
Machinery 2.2%
Caterpillar, Inc.	186,675	21,320,152
Cummins, Inc.	55,675	6,712,735
Deere & Co.	119,497	9,909,886
Dover Corp.	53,517	3,426,158
Eaton Corp.	96,481	5,035,344
Flowserve Corp.	16,039	1,901,744
Illinois Tool Works, Inc.	139,495	7,768,477
Ingersoll-Rand PLC	90,123	3,594,105
Joy Global, Inc.	30,341	2,638,453

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Large Cap Index Fund

February 29, 2012

Issuer	Shares	Value
Common Stocks (continued)
Industrials (cont.)
Machinery (cont.)
PACCAR, Inc.	103,415	$4,758,124
Pall Corp.	33,242	2,109,205
Parker Hannifin Corp.	43,616	3,917,153
Snap-On, Inc.	16,795	1,026,678
Stanley Black & Decker, Inc.	48,761	3,744,845
Xylem, Inc.	53,284	1,384,318

Total		79,247,377
Professional Services 0.1%
Dun & Bradstreet Corp. (The)	14,033	1,159,828
Equifax, Inc.	34,955	1,469,508
Robert Half International, Inc.	41,272	1,173,363

Total		3,802,699
Road & Rail 0.8%
CSX Corp.	303,115	6,368,446
Norfolk Southern Corp.	97,032	6,685,505
Ryder System, Inc.	14,759	785,622
Union Pacific Corp.	139,461	15,375,575

Total		29,215,148
Trading Companies & Distributors 0.2%
Fastenal Co.(b)	85,223	4,489,548
WW Grainger, Inc.	17,518	3,639,014

Total		8,128,562
Total Industrials		384,373,865
Information Technology 19.9%
Communications Equipment 2.1%
Cisco Systems, Inc.	1,551,977	30,853,303
F5 Networks, Inc.(a)	22,947	2,867,457
Harris Corp.	33,432	1,458,638
JDS Uniphase Corp.(a)	66,149	862,583
Juniper Networks, Inc.(a)	151,855	3,456,220
Motorola Mobility Holdings, Inc.(a)	76,096	3,021,011
Motorola Solutions, Inc.	82,703	4,118,609
QUALCOMM, Inc.	485,272	30,174,213

Total		76,812,034
Computers & Peripherals 5.4%
Apple, Inc.(a)	268,314	145,544,246
Dell, Inc.(a)	440,844	7,626,601
EMC Corp.(a)	588,922	16,307,250
Hewlett-Packard Co.	573,625	14,518,449
Lexmark International, Inc., Class A	20,728	764,449
NetApp, Inc.(a)	103,527	4,451,661
SanDisk Corp.(a)	69,372	3,431,139
Western Digital Corp.(a)	67,494	2,649,139

Total		195,292,934
Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp., Class A	47,848	2,677,574
Corning, Inc.	453,705	5,916,313
FLIR Systems, Inc.	45,034	1,178,540
Jabil Circuit, Inc.	52,891	1,366,174
Molex, Inc.	39,586	1,072,781
TE Connectivity Ltd.	122,536	4,478,691

Total		16,690,073

Issuer	Shares	Value
Common Stocks (continued)
Information Technology (cont.)
Internet Software & Services 1.8%
Akamai Technologies, Inc.(a)	51,801	$1,864,836
eBay, Inc.(a)	331,689	11,854,565
Google, Inc., Class A(a)	72,933	45,090,827
VeriSign, Inc.	45,922	1,696,818
Yahoo!, Inc.(a)	358,066	5,310,119

Total		65,817,165
IT Services 3.8%
Accenture PLC, Class A	185,027	11,016,508
Automatic Data Processing, Inc.	141,084	7,663,683
Cognizant Technology Solutions Corp., Class A(a)	87,219	6,188,188
Computer Sciences Corp.	44,765	1,421,736
Fidelity National Information Services, Inc.	70,029	2,222,020
Fiserv, Inc.(a)	40,665	2,696,089
International Business Machines Corp.	340,259	66,939,153
Mastercard, Inc., Class A	30,778	12,926,760
Paychex, Inc.	93,109	2,914,312
SAIC, Inc.(a)	79,739	974,411
Teradata Corp.(a)	48,327	3,216,162
Total System Services, Inc.	46,800	1,023,984
Visa, Inc., Class A	146,823	17,085,793
Western Union Co. (The)	178,741	3,122,605

Total		139,411,404
Office Electronics 0.1%
Xerox Corp.	400,433	3,295,564
Semiconductors & Semiconductor Equipment 2.4%
Advanced Micro Devices, Inc.(a)	169,006	1,242,194
Altera Corp.	92,631	3,561,662
Analog Devices, Inc.	86,019	3,372,805
Applied Materials, Inc.	376,929	4,613,611
Broadcom Corp., Class A(a)	140,045	5,202,672
First Solar, Inc.(a)(b)	16,966	548,002
Intel Corp.	1,470,027	39,514,326
KLA-Tencor Corp.	48,115	2,328,766
Linear Technology Corp.	65,755	2,201,477
LSI Corp.(a)	162,676	1,399,014
Microchip Technology, Inc.(b)	55,178	1,990,270
Micron Technology, Inc.(a)	285,106	2,437,656
Novellus Systems, Inc.(a)	19,224	893,531
NVIDIA Corp.(a)	176,292	2,670,824
Teradyne, Inc.(a)	53,136	872,493
Texas Instruments, Inc.	329,876	11,001,365
Xilinx, Inc.	75,771	2,798,223

Total		86,648,891
Software 3.8%
Adobe Systems, Inc.(a)	141,718	4,661,105
Autodesk, Inc.(a)	65,476	2,478,267
BMC Software, Inc.(a)	49,135	1,839,614
CA, Inc.	106,829	2,887,588
Citrix Systems, Inc.(a)	53,841	4,024,076
Electronic Arts, Inc.(a)	95,680	1,562,454
Intuit, Inc.	85,814	4,963,482
Microsoft Corp.	2,161,403	68,602,931
Oracle Corp.	1,135,948	33,249,198
Red Hat, Inc.(a)	55,671	2,753,488
Salesforce.com, Inc.(a)	39,262	5,620,748

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia Large Cap Index Fund

February 29, 2012

Issuer	Shares	Value
Common Stocks (continued)
Information Technology (cont.)
Software (cont.)
Symantec Corp.(a)	212,814	$3,796,602

Total		136,439,553
Total Information Technology		720,407,618
Materials 3.5%
Chemicals 2.3%
Air Products & Chemicals, Inc.	60,760	5,482,983
Airgas, Inc.	19,725	1,623,959
CF Industries Holdings, Inc.	18,877	3,511,122
Dow Chemical Co. (The)	341,181	11,432,975
Eastman Chemical Co.	39,718	2,149,935
Ecolab, Inc.	86,650	5,199,000
EI du Pont de Nemours & Co.	266,729	13,563,170
FMC Corp.	20,331	2,012,159
International Flavors & Fragrances, Inc.	23,355	1,331,936
Monsanto Co.	154,569	11,960,549
Mosaic Co. (The)	85,956	4,963,959
PPG Industries, Inc.	44,581	4,068,016
Praxair, Inc.	86,539	9,432,751
Sherwin-Williams Co. (The)	24,863	2,564,619
Sigma-Aldrich Corp.	34,770	2,496,138

Total		81,793,271
Construction Materials —%
Vulcan Materials Co.	37,309	1,662,489
Containers & Packaging 0.1%
Ball Corp.	46,954	1,881,916
Bemis Co., Inc.	29,729	932,599
Owens-Illinois, Inc.(a)	47,416	1,133,242
Sealed Air Corp.	55,465	1,088,778

Total		5,036,535
Metals & Mining 0.9%
Alcoa, Inc.	307,258	3,124,814
Allegheny Technologies, Inc.	30,705	1,347,028
Cliffs Natural Resources, Inc.	41,287	2,620,899
Freeport-McMoRan Copper & Gold, Inc.	273,656	11,646,799
Newmont Mining Corp.	142,850	8,485,290
Nucor Corp.	91,430	3,979,948
Titanium Metals Corp.	23,769	348,453
United States Steel Corp.	41,571	1,131,563

Total		32,684,794
Paper & Forest Products 0.2%
International Paper Co.	126,180	4,435,227
MeadWestvaco Corp.	49,292	1,492,562

Total		5,927,789
Total Materials		127,104,878
Telecommunication Services 2.7%
Diversified Telecommunication Services 2.6%
AT&T, Inc.	1,710,798	52,333,311
CenturyLink, Inc.	178,299	7,176,535
Frontier Communications Corp.(b)	287,287	1,318,647
Verizon Communications, Inc.	817,318	31,147,989
Windstream Corp.	168,250	2,032,460

Total		94,008,942

Issuer	Shares	Value
Common Stocks (continued)
Telecommunication Services (cont.)
Wireless Telecommunication Services 0.1%
MetroPCS Communications, Inc.(a)	84,712	$872,534
Sprint Nextel Corp.(a)	864,873	2,136,236

Total		3,008,770
Total Telecommunication Services		97,017,712
Utilities 3.4%
Electric Utilities 1.8%
American Electric Power Co., Inc.	139,414	5,243,361
Duke Energy Corp.	384,751	8,048,991
Edison International	94,060	3,938,292
Entergy Corp.	50,844	3,387,736
Exelon Corp.	191,408	7,478,311
FirstEnergy Corp.	120,736	5,347,397
NextEra Energy, Inc.	121,983	7,259,208
Northeast Utilities	51,108	1,834,777
Pepco Holdings, Inc.	65,521	1,273,728
Pinnacle West Capital Corp.	31,520	1,482,386
PPL Corp.	166,951	4,766,451
Progress Energy, Inc.	85,166	4,520,611
Southern Co. (The)	248,833	10,995,930

Total		65,577,179
Gas Utilities 0.1%
AGL Resources, Inc.	33,699	1,343,579
Oneok, Inc.	29,732	2,457,053

Total		3,800,632
Independent Power Producers & Energy Traders 0.2%
AES Corp. (The)(a)	186,132	2,523,950
Constellation Energy Group, Inc.	58,190	2,109,969
NRG Energy, Inc.(a)	66,390	1,135,269

Total		5,769,188
Multi-Utilities 1.3%
Ameren Corp.	69,933	2,242,751
CenterPoint Energy, Inc.	122,964	2,396,568
CMS Energy Corp.	72,749	1,557,556
Consolidated Edison, Inc.	84,560	4,912,936
Dominion Resources, Inc.	164,443	8,299,438
DTE Energy Co.	48,862	2,638,060
Integrys Energy Group, Inc.	22,493	1,170,311
NiSource, Inc.	81,155	1,947,720
PG&E Corp.	117,176	4,883,896
Public Service Enterprise Group, Inc.	146,051	4,495,450
SCANA Corp.	33,312	1,499,040
Sempra Energy	69,188	4,098,697
TECO Energy, Inc.	62,291	1,118,124
Wisconsin Energy Corp.	66,766	2,275,385
Xcel Energy, Inc.	140,004	3,708,706

Total		47,244,638
Total Utilities		122,391,637
Total Common Stocks
(Cost: $2,667,822,550)		$3,569,887,260

Money Market Funds 1.0%
Columbia Short-Term Cash Fund, 0.166%(e)(f)	36,309,837	$36,309,837
Total Money Market Funds
(Cost: $36,309,837)		$36,309,837

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Columbia Large Cap Index Fund

February 29, 2012

Issuer	Effective Yield	Par/ Principal	Value
Investments of Cash Collateral Received for Securities on Loan 0.3%
Repurchase Agreements 0.3%
Credit Suisse Securities (USA) LLC dated 02/29/12, matures 03/01/12, repurchase price $5,830,086(g)
	0.160%	$5,830,060	$5,830,060
Natixis Financial Products, Inc. dated 02/29/12, matures 03/01/12, repurchase price $2,000,012(g)
	0.220%	2,000,000	2,000,000
Pershing LLC dated 02/29/12, matures 03/01/12, repurchase price $2,000,016(g)
	0.290%	2,000,000	2,000,000

Total			$9,830,060

Issuer	Effective Yield	Value
Investments of Cash Collateral Received for Securities on Loan 0.3% (continued)
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $9,830,060)		$9,830,060
Total Investments
(Cost: $2,713,962,447)		$3,616,027,157
Other Assets & Liabilities, Net		5,701,694
Net Assets		$3,621,728,851

Investment in Derivatives

Futures Contracts Outstanding at February 29, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500 Index	147	50,141,700	March 2012	$1,808,277	$—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At February 29, 2012, security was partially or fully on loan.

(c)	At February 29, 2012, investments in securities included securities valued at $8,667,733 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(d)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at February 29, 2012 was $49, representing less than 0.01% of net assets. Information concerning such security holdings at February 29, 2012 was as follows:

Security Description	Acquisition Dates	Cost
Five Star Quality Care, Inc.	01/02/02	$2
Kinder Morgan Management LLC	09/26/02 - 05/20/08	14

(e)	Investments in affiliates during the year ended February 29, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Ameriprise Financial, Inc.	$1,808,983	$190,082	$(446,301)	$192,017	$1,744,781	$65,176	$3,642,132
Columbia Short-Term Cash Fund	—	369,766,989	(333,457,152)	—	36,309,837	66,430	36,309,837
Total	$1,808,983	$369,957,071	$(333,903,453)	$192,017	$38,054,618	$131,606	$39,951,969
(f)	The rate shown is the seven-day current annualized yield at February 29, 2012.

(g)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Columbia Large Cap Index Fund

February 29, 2012

Notes to Portfolio of Investments (continued)

interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Credit Suisse Securities (USA) LLC (0.160%)

Security Description	Value
Ginnie Mae I Pool	$4,173,757
Ginnie Mae II Pool	1,772,918
Total Market Value of Collateral Securities	$5,946,675
Natixis Financial Products, Inc. (0.220%)
Security Description	Value
Fannie Mae Pool	$100,614
Fannie Mae REMICS	749,335
Freddie Mac Gold Pool	92,120
Freddie Mac REMICS	441,844
Government National Mortgage Association	131,890
United States Treasury Note/Bond	524,210
Total Market Value of Collateral Securities	$2,040,013

Pershing LLC (0.290%)
Security Description	Value
Fannie Mae Pool	$326,507
Fannie Mae REMICS	275,343
Fannie Mae-Aces	2,775
Federal Farm Credit Bank	24,674
Federal Home Loan Banks	26,538
Federal Home Loan Mortgage Corp	62,556
Federal National Mortgage Association	77,156
Freddie Mac Gold Pool	132,490
Freddie Mac Non Gold Pool	37,004
Freddie Mac Reference REMIC	9
Freddie Mac REMICS	256,456
Ginnie Mae I Pool	334,671
Ginnie Mae II Pool	298,381
Government National Mortgage Association	107,067
United States Treasury Note/Bond	73,837
United States Treasury Strip Coupon	4,536
Total Market Value of Collateral Securities	$2,040,000

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Columbia Large Cap Index Fund

February 29, 2012

Fair Value Measurements (continued)

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of February 29, 2012:

	Fair value at February 29, 2012
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$387,776,054	$—	$—	$387,776,054
Consumer Staples	385,571,334	—	—	385,571,334
Energy	431,227,691	48	—	431,227,739
Financials	509,009,246	—	—	509,009,246
Health Care	405,007,176	1	—	405,007,177
Industrials	384,373,865	—	—	384,373,865
Information Technology	720,407,618	—	—	720,407,618
Materials	127,104,878	—	—	127,104,878
Telecommunication Services	97,017,712	—	—	97,017,712
Utilities	122,391,637	—	—	122,391,637
Total Equity Securities	3,569,887,211	49	—	3,569,887,260
Other
Money Market Funds	36,309,837	—	—	36,309,837
Investments of Cash Collateral Received for Securities on Loan	—	9,830,060	—	9,830,060
Total Other	36,309,837	9,830,060	—	46,139,897
Investments in Securities	3,606,197,048	9,830,109	—	3,616,027,157
Derivatives(c)
Assets
Futures Contracts	1,808,277	—	—	1,808,277
Total	$3,608,005,325	$9,830,109	$—	$3,617,835,434

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Assets and Liabilities – Columbia Large Cap Index Fund

February 29, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $2,666,077,769)	$3,566,245,128
Affiliated issuers (identified cost $38,054,618)	39,951,969
Investment of cash collateral received for securities on loan
Repurchase agreements (identified cost $9,830,060)	9,830,060
Total investments (identified cost $2,713,962,447)	3,616,027,157
Receivable for:
Investments sold	18,105
Capital shares sold	10,649,855
Dividends	8,599,135
Interest	22,442
Reclaims	6,448
Expense reimbursement due from Investment Manager	4,147
Total assets	3,635,327,289

Liabilities
Disbursements in excess of cash	140,524
Due upon return of securities on loan	9,830,060
Payable for:
Investments purchased	1,371,260
Capital shares purchased	2,049,637
Variation margin on futures contracts	92,750
Investment management fees	9,922
Distribution and service fees	3,267
Administration fees	9,922
Other expenses	91,016
Other liabilities	80
Total liabilities	13,598,438
Net assets applicable to outstanding capital stock	$3,621,728,851

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Assets and Liabilities (continued) – Columbia Large Cap Index Fund

February 29, 2012

Represented by
Paid-in capital	$2,864,621,517
Undistributed net investment income	8,786,359
Accumulated net realized loss	(155,552,012)
Unrealized appreciation (depreciation) on:
Investments	902,064,710
Futures contracts	1,808,277
Total — representing net assets applicable to outstanding capital stock	$3,621,728,851
*Value of securities on loan	$13,168,748
Net assets applicable to outstanding shares
Class A	$472,380,843
Class B	$1,304,635
Class I	$2,724
Class Z	$3,148,040,649
Shares outstanding
Class A	17,923,860
Class B	49,345
Class I	103
Class Z	118,996,488
Net asset value per share
Class A	$26.35
Class B	$26.44
Class I	$26.45
Class Z	$26.45

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Statement of Operations – Columbia Large Cap Index Fund

Year Ended February 29, 2012

Net investment income
Income:
Dividends	$70,665,024
Interest	1,411
Dividends from affiliates	131,606
Income from securities lending – net	229,988
Foreign taxes withheld	(223)
Total income	71,027,806
Expenses:
Investment management fees	3,361,680
Distribution fees
Class B	20,222
Service fees
Class B	6,741
Distribution and service fees – Class A	1,034,785
Administration fees	3,361,679
Compensation of board members	63,360
Other	26,116
Total expenses	7,874,583
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,275,467)
Expense reductions	(14,557)
Total net expenses	6,584,559
Net investment income	64,443,247

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	60,982,651
Investments — affiliated issuers	192,017
Futures contracts	(796,408)
Net realized gain	60,378,260
Net change in unrealized appreciation (depreciation) on:
Investments	50,440,227
Futures contracts	1,495,179
Net change in unrealized appreciation	51,935,406
Net realized and unrealized gain	112,313,666
Net increase in net assets resulting from operations	$176,756,913

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Statement of Changes in Net Assets – Columbia Large Cap Index Fund

	Year ended February 29, 2012(a)	Year ended February 28, 2011

Operations
Net investment income	$64,443,247	$53,963,334
Net realized gain	60,378,260	26,181,614
Net change in unrealized appreciation	51,935,406	537,090,418
Net increase in net assets resulting from operations	176,756,913	617,235,366

Distributions to shareholders from:
Net investment income
Class A	(7,494,825)	(5,104,698)
Class B	(22,739)	(27,404)
Class I	(43)	—
Class Z	(57,569,836)	(46,637,026)
Total distributions to shareholders	(65,087,443)	(51,769,128)
Increase in net assets from share transactions	71,992,379	187,980,533
Total increase in net assets	183,661,849	753,446,771
Net assets at beginning of year	3,438,067,002	2,684,620,231
Net assets at end of year	$3,621,728,851	$3,438,067,002
Undistributed net investment income	$8,786,359	$9,437,867

(a)	Class I shares are for the period from November 16, 2011 (commencement of operations) to February 29, 2012.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Statement of Changes in Net Assets (continued) – Columbia Large Cap Index Fund

	Year ended February 29, 2012(a)		Year ended February 28, 2011
	Shares	Dollars ($)	Shares	Dollars ($)

Capital stock activity
Class A shares
Subscriptions(b)	6,905,904	171,194,657	6,146,842	138,848,361
Fund merger	787,315	17,981,794	—	—
Distributions reinvested	286,000	6,919,883	208,778	4,905,111
Redemptions	(5,024,385)	(124,351,906)	(3,973,822)	(90,572,054)
Net increase	2,954,834	71,744,428	2,381,798	53,181,418
Class B shares
Subscriptions	697	16,731	430	10,306
Distributions reinvested	399	9,714	659	15,333
Redemptions(b)	(89,890)	(2,230,876)	(39,316)	(888,886)
Net decrease	(88,794)	(2,204,431)	(38,227)	(863,247)
Class I shares
Subscriptions	103	2,500	—	—
Net increase	103	2,500	—	—
Class Z shares
Subscriptions	16,905,590	420,417,150	26,840,621	617,637,630
Fund merger	4,433,356	101,748,793	—	—
Distributions reinvested	1,929,052	46,823,918	1,574,843	37,130,261
Redemptions	(22,903,786)	(566,539,979)	(22,669,871)	(519,105,529)
Net increase	364,212	2,449,882	5,745,593	135,662,362
Total net increase	3,230,355	71,992,379	8,089,164	187,980,533

(a)	Class I shares are for the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(b)	Includes conversions of Class B shares to Class A shares.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights – Columbia Large Cap Index Fund

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Feb. 29, 2012		Year ended Feb. 28,					Year ended Feb. 29, 2008
			2011	2010		2009
Class A
Per share data
Net asset value, beginning of period	$25.62		$21.30	$14.14		$25.64		$27.08
Income from investment operations:
Net investment income	0.42		0.37	0.34		0.45		0.47
Net realized and unrealized gain (loss)	0.74		4.30	7.15		(11.54)		(1.49)
Total from investment operations	1.16		4.67	7.49		(11.09)		(1.02)
Less distributions to shareholders from:
Net investment income	(0.43)		(0.35)	(0.33)		(0.41)		(0.42)
Total distributions to shareholders	(0.43)		(0.35)	(0.33)		(0.41)		(0.42)
Proceeds from regulatory settlement	—		—	0.00	(a)	—		—
Net asset value, end of period	$26.35		$25.62	$21.30		$14.14		$25.64
Total return	4.67%		22.09%	53.09%		(43.51%	)	(3.92% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.45%		0.45%	0.45%	(c)	0.45%		0.45%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	0.42%	(e)	0.39%	0.39%	(c)	0.39%	(e)	0.39%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.45%		0.45%	0.45%		0.45%		0.45%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	0.42%	(e)	0.39%	0.39%		0.39%	(e)	0.39%
Net investment income	1.72%	(e)	1.64%	1.75%		2.09%	(e)	1.67%
Supplemental data
Net assets, end of period (in thousands)	$472,381		$383,538	$268,091		$101,119		$138,795
Portfolio turnover	6%		2%	7%		5%		6%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia Large Cap Index Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28,					Year ended Feb. 29, 2008
			2011	2010		2009
Class B
Per share data
Net asset value, beginning of period	$25.70		$21.37	$14.20		$25.70		$27.14
Income from investment operations:
Net investment income	0.22		0.20	0.19		0.28		0.24
Net realized and unrealized gain (loss)	0.76		4.32	7.18		(11.53)		(1.48)
Total from investment operations	0.98		4.52	7.37		(11.25)		(1.24)
Less distributions to shareholders from:
Net investment income	(0.24)		(0.19)	(0.20)		(0.25)		(0.20)
Total distributions to shareholders	(0.24)		(0.19)	(0.20)		(0.25)		(0.20)
Proceeds from regulatory settlement	—		—	0.00	(a)	—		—
Net asset value, end of period	$26.44		$25.70	$21.37		$14.20		$25.70
Total return	3.90%		21.22%	51.94%		(43.94%	)	(4.63% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.20%		1.20%	1.20%	(c)	1.20%		1.20%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.17%	(e)	1.14%	1.14%	(c)	1.14%	(e)	1.14%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.20%		1.20%	1.20%		1.20%		1.20%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.17%	(e)	1.14%	1.14%		1.14%	(e)	1.14%
Net investment income	0.90%	(e)	0.87%	1.01%		1.28%	(e)	0.86%
Supplemental data
Net assets, end of period (in thousands)	$1,305		$3,550	$3,769		$3,248		$7,836
Portfolio turnover	6%		2%	7%		5%		6%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Financial Highlights (continued) – Columbia Large Cap Index Fund

	Year ended Feb. 29, 2012(a)
Class I
Per share data
Net asset value, beginning of period	$24.22
Income from investment operations:
Net investment income	0.15
Net realized and unrealized gain	2.49
Total from investment operations	2.64
Less distributions to shareholders from:
Net investment income	(0.41)
Total distributions to shareholders	(0.41)
Net asset value, end of period	$26.45
Total return	11.08%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.15%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.15%	(c)
Net investment income	2.06%	(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	6%

Notes to Financial Highlights

(a)	For the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

22

Financial Highlights (continued) – Columbia Large Cap Index Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28,					Year ended Feb. 29, 2008
			2011	2010		2009
Class Z
Per share data
Net asset value, beginning of period	$25.72		$21.37	$14.18		$25.79		$27.29
Income from investment operations:
Net investment income	0.48		0.43	0.38		0.51		0.53
Net realized and unrealized gain (loss)	0.74		4.33	7.19		(11.59)		(1.49)
Total from investment operations	1.22		4.76	7.57		(11.08)		(0.96)
Less distributions to shareholders from:
Net investment income	(0.49)		(0.41)	(0.38)		(0.53)		(0.54)
Total distributions to shareholders	(0.49)		(0.41)	(0.38)		(0.53)		(0.54)
Proceeds from regulatory settlement	—		—	0.00	(a)	—		—
Net asset value, end of period	$26.45		$25.72	$21.37		$14.18		$25.79
Total return	4.91%		22.44%	53.49%		(43.37%	)	(3.72% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.20%		0.20%	0.20%	(c)	0.20%		0.20%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	0.16%	(e)	0.14%	0.14%	(c)	0.14%	(e)	0.14%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.20%		0.20%	0.20%		0.20%		0.20%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	0.16%	(e)	0.14%	0.14%		0.14%	(e)	0.14%
Net investment income	1.95%	(e)	1.88%	2.00%		2.31%	(e)	1.87%
Supplemental data
Net assets, end of period (in thousands)	$3,148,041		$3,050,979	$2,412,760		$1,359,555		$2,358,122
Portfolio turnover	6%		2%	7%		5%		6%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

23

Notes to Financial Statements – Columbia Large Cap Index Fund

February 29, 2012

Note 1. Organization

Columbia Large Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class I and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares have no sales charge.

Class B shares may be subject to a maximum Contingent Deferred Sales Charge (CDSC) of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds. Class I shares commenced operations on November 16, 2011.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

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Columbia Large Cap Index Fund

February 29, 2012

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at February 29, 2012
	Asset derivatives		Liability derivatives

Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Net assets — unrealized appreciation on futures contracts	$1,808,277*	Net assets — unrealized depreciation on futures contracts	$—*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

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Columbia Large Cap Index Fund

February 29, 2012

Effect of Derivative Instruments in the Statement of Operations for the Year Ended February 29, 2012
Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Futures Contracts

Equity contracts	$(796,408)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts

Equity contracts	$1,495,179

Volume of Derivative Instruments for the Year Ended February 29, 2012
Contracts Opened
Futures Contracts	1,882

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

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Columbia Large Cap Index Fund

February 29, 2012

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to 0.10% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.10% of the Fund’s average daily net assets.

The Investment Manager, from the administration fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution (Rule 12b-1) and/or shareholder servicing fees and any extraordinary non-recurring expenses that may arise, including litigation.

Pricing and Bookkeeping Fees

Prior to March 28, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. The pricing and bookkeeping fees for the Fund were paid by the Investment Manager. Effective March 28, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company

27

Columbia Large Cap Index Fund

February 29, 2012

providing limited administrative services to the Fund and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $10,351.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund’s expenses associated with the Chief Compliance Officer are paid directly by Columbia. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The transfer agent fees are payable by the Investment Manager. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of -pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2012, these minimum account balance fees reduced total expenses by $14,557.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also required the payment of a monthly service fee at the maximum annual rate of 0.25% and a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $212 for Class B shares for the year ended February 29, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective April 30, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.42%
Class B	1.17
Class I	0.17
Class Z	0.17

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction

28

Columbia Large Cap Index Fund

February 29, 2012

taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to April 30, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund’s expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund’s ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed 0.14% of the Fund’s average daily net assets on an annualized basis.

Prior to May 1, 2011, the Investment Manager was entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery did not cause the Fund’s expenses to exceed the expense limitations in effect at the time of recovery. Effective May 1, 2011, the Investment Manager has eliminated such fee recoupment provisions.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended February 29, 2012, these differences are primarily due to differing treatment for attributes from acquired funds, capital loss carryforwards, deferral/reversal of wash sales, recognition of unrealized appreciation (depreciation) for certain derivative investments, return of capital sales basis adjustment and Trustee’s deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the

Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$190,443
Accumulated net realized loss	993,973
Paid-in capital	(1,184,416)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended February 29, 2012	Year ended February 28, 2011
Ordinary income	$65,087,443	$51,769,128

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,809,934
Unrealized appreciation	853,432,067

At February 29, 2012, the cost of investments for federal income tax purposes was $2,762,595,090 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,153,179,009
Unrealized depreciation	$(299,746,942)

Net unrealized appreciation	$853,432,067

The following capital loss carryforward, determined at February 29, 2012, may be available to reduce taxable income arising from future

29

Columbia Large Cap Index Fund

February 29, 2012

net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of expiration	Amount
2013	$235,890
2014	66,065
2015	84,935,905
2017	19,873,230

Total	$105,111,090

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended February 29, 2012, $58,603,881 of capital loss carryforward was utilized and $303,006 expired unused.

Columbia Large Cap Index Fund acquired capital loss carryforwards in connection with the merger with RiverSource S&P 500 Index Fund of $3,639,022 (Note 10). The yearly utilization of the acquired capital loss carryforwards may be limited by the Internal Revenue Code. Any capital loss carryforwards acquired as part of a merger that is permanently lost due to the provisions under the Internal Revenue Code is included as being expired.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $209,472,348 and $275,612,211, respectively, for the year ended February 29, 2012.

Note 6. Lending of Portfolio Securities

Effective March 28, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At February 29, 2012, securities valued at $13,168,748 were on loan, secured by U.S. government securities valued at $3,813,876 and by cash collateral of $9,830,060 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

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Columbia Large Cap Index Fund

February 29, 2012

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 29, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to March 28, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Affiliated Money Market Fund

Effective March 28, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At February 29, 2012, two unaffiliated shareholder accounts owned 44.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on March 28, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period March 28, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $280 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended February 29, 2012.

Note 10. Fund Merger

At the close of business on August 12, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource S&P 500 Index Fund a series of RiverSource Market Advantage Series, Inc. The reorganization was completed after shareholders of RiverSource S&P 500 Index Fund approved the plan on April 27, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $3,045,750,893 and the combined net assets immediately after the acquisition were $3,165,481,480.

The merger was accomplished by a tax-free exchange of 30,883,112 shares of RiverSource S&P 500 Index Fund valued at $119,730,587 (including $7,017,237 of unrealized appreciation).

31

Columbia Large Cap Index Fund

February 29, 2012

In exchange for RiverSource S&P 500 Index Fund shares, the Fund issued the following number of shares:

Shares
Class A	787,315
Class Z	4,433,356

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource S&P 500 Index Fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource S&P 500 Index Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on March 1, 2011, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended February 29, 2012 would have been approximately $66.0 million, $64.3 million, $32.0 million and $162.3 million, respectively.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

On March 23, 2012, a group of unaffiliated shareholders of the Fund redeemed $1,271,206,650, substantially all through an in-kind transaction. This amount represented approximately 35% of the Fund’s net assets as of that date.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act

32

Columbia Large Cap Index Fund

February 29, 2012

of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of

Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

33

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Large Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Index Fund (the “Fund”) (a series of Columbia Funds Series Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 20, 2012

34

Federal Income Tax Information (Unaudited) – Columbia Large Cap Index Fund

100.00% of the ordinary income distributed by the Fund for the fiscal year ended February 29, 2012, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 29, 2012 may represent qualified dividend income.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

35

Fund Governance

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members
Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

36

Fund Governance (continued)

Independent Board Members (continued)
Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Director, Valmont Industries, Inc. (manufactures irrigation systems)

37

Fund Governance (continued)

Independent Board Members (continued)
Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing–Mellon affiliate), 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President–Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

38

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*
Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	153	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

39

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)
225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President–Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)
10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President–Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President–Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010.

40

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During Past Five Years

Colin Moore (Born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)
100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)
225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President, Columbia Management Investment Services, Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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44

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Large Cap Index Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street Boston, MA 02110

45

Columbia Large Cap Index Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1266 C (4/12)

Columbia Large Cap Enhanced Core Fund

Annual Report for the Period Ended February 29, 2012

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholders,

Americans were dispirited in the fourth quarter of 2011 by Washington’s inability to reach a plan for deficit reduction and Europe’s piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news to encourage risk taking, buoying both stocks and bonds to solid gains.

U.S. economic data surprised on the upside and fears of recession abated. With the bar of expectations set low, investors responded positively to the announcement that the economy had expanded by 1.8% in the third quarter. Consumer confidence improved, even though consumers remain under pressure with no real increase in disposable income and a continued decline in household net worth. Headline inflation — which tracks a broad range of consumer expenditures, including food and energy — declined. Even manufacturing held its ground.

Against this backdrop, the U.S. equity markets logged solid returns.

The S&P 500 Index gained 11.82%, moving into positive territory for the year with quarterly advances in all ten sectors. Mid- and small-cap stocks did even better. Value outperformed growth across all market capitalizations. Energy stocks led the market, as the price of oil moved above $100 a barrel in December. Industrials and materials stocks rose, buoyed by improving economic data. The U.S. fixed-income markets logged modest but solid returns. High-yield bonds were the best performers as the economy showed signs of improvement. Emerging market bonds were strong performers, as inflation came under control in key regions. Municipal bonds and Treasuries eked out only modest gains, as investors moved away from quality in favor of riskier assets.

While fourth quarter gains were encouraging, challenges still remain. Columbia Management, however, remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $326 billion under management as of December 31, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The strong line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of December 31, 2011, Columbia Management offers 52 funds rated either 4 or 5 stars by Morningstar.*

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■	timely economic analysis and market commentary
■	quarterly fund commentaries
■	Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

*	All ratings are based on Class Z shares as of 12/31/2011. Out of 119 Class Z share Columbia funds rated by Morningstar, 7 funds received a 5-star Overall Rating and 45 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges/loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. ©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Large Cap Enhanced Core Fund

Summary

■	For the 12-month period that ended February 29, 2012, the fund’s Class A shares returned 8.41% without sales charge.

■	The fund outperformed its benchmark, the S&P 500 Index, which returned 5.12%.[1]

■

The fund’s quality and valuation components generally accounted for its performance advantage over its benchmark, with each component adding value during different periods of the year. The catalyst component added value consistently throughout the year.

Portfolio Management

Brian M. Condon has managed or co-managed the fund since February 2009. From 1999 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. Condon was associated with the fund’s previous investment adviser or its predecessors as an investment professional.

Oliver E. Buckley has co-managed the fund since August 2011 and has been associated with the Investment Manager since July 2011.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/12

+8.41% Class A shares

+5.12% S&P 500 Index

Morningstar Style Box™

Equity Style

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Large Cap Enhanced Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/02 – 02/29/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Enhanced Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/02 – 02/29/12 ($)
Class A	15,144
Class I*	15,213
Class R*	14,753
Class Y*	15,289
Class Z	15,527

Average annual total return as of 02/29/12 (%)

Share class	A	I*	R*	Y*	Z
Inception	07/31/96	09/27/10	01/23/06	07/15/09	07/31/96
1-year	8.41	8.73	8.08	8.74	8.54
5-year	1.29	1.38	1.02	1.48	1.53
10-year	4.24	4.28	3.97	4.34	4.50

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I, Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class I, Class R, Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund’s Class A shares, the fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

2

Understanding Your Expenses – Columbia Large Cap Enhanced Core Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See the “Compare with other funds” below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

09/01/2011 – 02/29/2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,149.60	1,020.19	5.02	4.72	0.94
Class I	1,000.00	1,000.00	1,151.50	1,021.78	3.32	3.12	0.62
Class R	1,000.00	1,000.00	1,147.60	1,018.95	6.35	5.97	1.19
Class Y	1,000.00	1,000.00	1,151.60	1,021.73	3.37	3.17	0.63
Class Z	1,000.00	1,000.00	1,150.70	1,021.38	3.74	3.52	0.70

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Managers’ Report – Columbia Large Cap Enhanced Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/12 ($)
Class A	13.67
Class I	13.63
Class R	13.65
Class Y	13.63
Class Z	13.62

Distributions declared per share

03/01/11 – 02/29/12 ($)
Class A	0.20
Class I	0.24
Class R	0.17
Class Y	0.24
Class Z	0.23

For the 12-month period that ended February 29, 2012, the fund’s Class A shares returned 8.41% without sales charge. The fund outperformed its benchmark, the S&P 500 Index, which returned 5.12%. The fund’s quality and valuation components generally accounted for its performance advantage over its benchmark, with each component adding value during different periods of the year. The catalyst component as described below, added value more consistently throughout the year, though with less impact.

A shifting market

Over the 12-month period covered by this report, the U.S. equity market went through several distinct phases, as sentiment shifted with economic and political news. In March and April of 2011, optimism about a continued economic recovery pushed the S&P 500 Index upward. Then, the index treaded water through July, when deep concerns about political paralysis in Washington, a downgrade of U.S. debt by Standard & Poor’s and Europe’s lingering debt crisis pushed the market lower. Yet, despite the continued overhang of European debt, the market recovered strongly in the fourth quarter of 2011 and through the first two months of 2012, driven by upbeat economic results and forecasts. Although the index was up and down in double digits at different points in the year, its 5.12% return for the full period cheered investors.

The drivers of index returns also shifted over the year. As the market declined sharply from May 2011 through September, stocks with defensive qualities strongly outperformed riskier, higher beta stocks by almost 32%. (Beta is a measure of volatility relative to the index.) Large-company stocks outperformed the smallest-capitalization stocks in the index and the top dividend payers outperformed stocks that don’t pay a dividend. By contrast, as stock prices picked up from October 2011 through February 2012, the quintile of stocks with the highest beta outperformed the quintile of stocks with the lowest beta by almost 25%. Small-cap stocks outperformed large-cap stocks and the stocks of non-dividend paying stocks outperformed stocks with the highest yield.

Stock model components drove performance advantage

The components of the fund’s stock selection model, exhibited similar, but generally more muted, behavior than the index. We divide the metrics for our stock selection model into three broad categories: valuation, which is based on fundamental measures such as earnings and cash flow relative to market values; catalyst, which measures price and business momentum; and quality, which measures such things as the quality of a company’s earnings and its overall financial strength. During the period, the most pronounced shifts in performance occurred within the fund’s quality and valuation components. For the May through September down period in the market, the fund’s high quality stocks outperformed its lower quality stocks by more than 13% and were the biggest positive driver of returns relative to the S&P 500 Index. However, as stock prices rose from October through the end of the fund’s fiscal year, the fund’s quality measures failed to distinguish between winners and losers.

The story was reversed for the fund’s valuation metrics. From May to September, the top quintile of stocks ranked by the fund’s valuation measures underperformed the bottom quintile by about 5%. After September, the fund’s valuation measures were the most positive driver of returns, with the top quintile outperforming the bottom quintile by more than 11%. The fund’s catalyst factors added value more consistently throughout the period, with the top quintile outperforming the bottom quintile by about 2% from May through September and by about 3% from October through February.

4

Portfolio Managers’ Report (continued) – Columbia Large Cap Enhanced Core Fund

During the period, health care, and consumer discretionary stocks were the top contributors to performance. Biogen Idec (position eliminated), a global biotech company received positive news regarding trials of a new multiple sclerosis drug and announced several strategic acquisitions and joint ventures. In financials, the fund benefited by being significantly underweight in Bank of America (0.2% of net assets), which was a poor performer, and by being overweight in the strong performing Simon Property Group (1.3% of net assets), a real estate investment trust that owns and operates regional malls and premium outlets, among other real estate properties. Other top contributors included top holding Apple (5.1% of net assets). Anticipation of the next generation iPhone was more than enough to bolster the stock against news of increased competition for smartphones and tablets, as well as the loss of its iconic chief executive Steve Jobs. Industrials and financials made the weakest showing during the period. R.R. Donnelley (0.8% of net assets), a global commercial printing company, absorbed several acquisitions and struggled with expansion plans, which took a bite out of profit margins.

The fund holds S&P futures contracts to equitize cash positions and to minimize tracking error relative to the index, which would result from holding cash in the portfolio.

Looking ahead

In the current economic environment, we plan to maintain our investment discipline and continue to seek to identify stocks that we believe have the potential to outperform within each sector. We also seek to minimize sector weight differences between the fund and its investment benchmark. We continue to favor stocks with attributes considered most important in the fund’s stock selection model: companies with attractive valuations relative to their peers, companies with strong business and market momentum and companies with good quality of earnings and financial strength. Over the long run, we have found that stocks with these characteristics have tended to outperform their peers in different macroeconomic environments.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Portfolio Breakdown[1]

as of 02/29/12
Consumer Discretionary	10.2%
Consumer Staples	10.4
Energy	12.0
Financials	13.9
Health Care	10.9
Industrials	10.9
Information Technology	20.4
Materials	3.7
Telecommunication Services	2.7
Utilities	3.3
Other(2)	1.6

[1]	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

[2]	Includes investments in affiliated money market fund.

Top Ten Holdings[1]

as of 02/29/12
Apple, Inc.	5.1%
Microsoft Corp.	2.9
Chevron Corp.	2.7
Exxon Mobil Corp.	2.6
Pfizer, Inc.	2.2
JPMorgan Chase & Co.	2.2
Philip Morris International, Inc.	2.2
Wells Fargo & Co.	2.0
International Business Machines Corp.	1.9
Wal-Mart Stores, Inc.	1.7

[1]	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and affiliated money market fund).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

5

Portfolio of Investments – Columbia Large Cap Enhanced Core Fund

February 29, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 99.7%
CONSUMER DISCRETIONARY 10.3%
Diversified Consumer Services 0.8%
Apollo Group, Inc., Class A(a)	52,250	$2,227,940
Hotels, Restaurants & Leisure 0.5%
McDonald’s Corp.	900	89,352
Yum! Brands, Inc.	21,200	1,404,288

Total		1,493,640
Internet & Catalog Retail 0.6%
Expedia, Inc.(b)	29,350	999,368
Netflix, Inc.(a)(b)	5,100	564,723

Total		1,564,091
Media 3.4%
Comcast Corp., Class A	102,400	3,008,512
DIRECTV, Class A(a)	72,850	3,374,412
McGraw-Hill Companies, Inc.(The)	52,200	2,429,388
Viacom, Inc., Class B	16,300	776,206

Total		9,588,518
Multiline Retail 1.3%
Dollar Tree, Inc.(a)	21,700	1,920,667
Macy’s, Inc.	46,200	1,754,214

Total		3,674,881
Specialty Retail 2.8%
Bed Bath & Beyond, Inc.(a)	13,600	812,464
Best Buy Co., Inc.(b)	13,800	340,860
GameStop Corp., Class A(b)	94,800	2,159,544
Ross Stores, Inc.	32,200	1,717,226
TJX Companies, Inc.	82,400	3,016,664

Total		8,046,758
Textiles, Apparel & Luxury Goods 0.9%
Coach, Inc.	17,700	1,324,668
Ralph Lauren Corp.	7,800	1,355,094

Total		2,679,762
TOTAL CONSUMER DISCRETIONARY		29,275,590
CONSUMER STAPLES 10.5%
Beverages 1.2%
Coca-Cola Co.(The)	14,900	1,040,914
Coca-Cola Enterprises, Inc.	79,600	2,300,440

Total		3,341,354
Food & Staples Retailing 3.4%
CVS Caremark Corp.	39,200	1,767,920
Kroger Co.(The)	118,700	2,823,873
Wal-Mart Stores, Inc.	83,650	4,942,042
Walgreen Co.	5,350	177,406

Total		9,711,241
Food Products 1.5%
Campbell Soup Co.(b)	75,500	2,515,660
Tyson Foods, Inc., Class A(b)	99,500	1,881,545

Total		4,397,205

Issuer	Shares	Value
Common Stocks (continued)
CONSUMER STAPLES (cont.)
Household Products 0.8%
Kimberly-Clark Corp.(b)	9,650	$703,292
Procter & Gamble Co.(The)	23,850	1,610,352

Total		2,313,644
Tobacco 3.6%
Altria Group, Inc.	23,250	699,825
Lorillard, Inc.	24,800	3,250,784
Philip Morris International, Inc.	73,370	6,127,862

Total		10,078,471
TOTAL CONSUMER STAPLES		29,841,915
ENERGY 12.1%
Energy Equipment & Services 1.5%
National Oilwell Varco, Inc.	39,350	3,247,555
Schlumberger Ltd.	14,500	1,125,345

Total		4,372,900
Oil, Gas & Consumable Fuels 10.6%
Apache Corp.	34,200	3,691,206
Chevron Corp.	69,700	7,605,664
ConocoPhillips	37,620	2,879,811
Exxon Mobil Corp.	83,494	7,222,231
Marathon Oil Corp.	97,900	3,317,831
Tesoro Corp.(a)	95,100	2,523,003
Valero Energy Corp.	112,900	2,764,921

Total		30,004,667
TOTAL ENERGY		34,377,567
FINANCIALS 14.1%
Capital Markets 1.8%
BlackRock, Inc.	13,400	2,666,600
Franklin Resources, Inc.(b)	21,350	2,516,952

Total		5,183,552
Commercial Banks 2.1%
Regions Financial Corp.	64,800	373,248
Wells Fargo & Co.	176,500	5,522,685

Total		5,895,933
Consumer Finance 1.0%
Discover Financial Services	96,110	2,884,261
Diversified Financial Services 4.4%
Bank of America Corp.	73,200	583,404
Citigroup, Inc.	66,425	2,213,281
IntercontinentalExchange, Inc.(a)	14,400	1,986,624
JPMorgan Chase & Co.	158,400	6,215,616
Moody’s Corp.(b)	37,000	1,428,570

Total		12,427,495
Insurance 3.3%
Aflac, Inc.	47,510	2,244,847
Berkshire Hathaway, Inc., Class B(a)	8,000	627,600
Lincoln National Corp.(b)	85,600	2,126,304
MetLife, Inc.	40,200	1,549,710
Prudential Financial, Inc.	45,200	2,764,432

Total		9,312,893

The Accompanying Notes to Financial Statements are an integral part of this statement

6

Columbia Large Cap Enhanced Core Fund

February 29, 2012

Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS (cont.)
Real Estate Investment Trusts (REITs) 1.5%
Public Storage	4,500	$603,315
Simon Property Group, Inc.	26,550	3,596,994

Total		4,200,309
TOTAL FINANCIALS		39,904,443
HEALTH CARE 11.1%
Biotechnology 1.4%
Amgen, Inc.	57,600	3,913,920
Health Care Equipment & Supplies 0.5%
Zimmer Holdings, Inc.(a)(b)	22,500	1,366,875
Health Care Providers & Services 1.7%
Aetna, Inc.	19,800	925,848
AmerisourceBergen Corp.	62,600	2,338,110
Humana, Inc.	12,300	1,071,330
McKesson Corp.	4,700	392,497

Total		4,727,785
Pharmaceuticals 7.5%
Abbott Laboratories(b)	78,600	4,449,546
Bristol-Myers Squibb Co.	28,000	900,760
Eli Lilly & Co.	86,700	3,402,108
Johnson & Johnson	23,100	1,503,348
Merck & Co., Inc.	124,900	4,767,433
Pfizer, Inc.	297,560	6,278,516

Total		21,301,711
TOTAL HEALTH CARE		31,310,291
INDUSTRIALS 11.0%
Aerospace & Defense 4.1%
General Dynamics Corp.	42,180	3,088,841
Lockheed Martin Corp.(b)	36,500	3,226,965
Northrop Grumman Corp.	15,000	897,150
Raytheon Co.(b)	2,350	118,722
United Technologies Corp.	51,850	4,348,660

Total		11,680,338
Air Freight & Logistics 1.4%
United Parcel Service, Inc., Class B	51,350	3,948,301
Commercial Services & Supplies 1.3%
Pitney Bowes, Inc.(b)	71,400	1,294,482
RR Donnelley & Sons Co.(b)	162,375	2,244,023

Total		3,538,505
Electrical Equipment 0.2%
Emerson Electric Co.	13,500	679,185
Industrial Conglomerates 2.8%
3M Co.	24,900	2,181,240
General Electric Co.(c)	129,400	2,465,070
Tyco International Ltd.	63,450	3,287,979

Total		7,934,289
Machinery 1.2%
Cummins, Inc.	7,000	843,990
Parker Hannifin Corp.	28,800	2,586,528

Total		3,430,518
TOTAL INDUSTRIALS		31,211,136

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY 20.7%
Communications Equipment 3.1%
Cisco Systems, Inc.	228,550	$4,543,574
QUALCOMM, Inc.	67,300	4,184,714

Total		8,728,288
Computers & Peripherals 5.8%
Apple, Inc.(a)	26,600	14,428,904
Dell, Inc.(a)	114,300	1,977,390

Total		16,406,294
Internet Software & Services 0.4%
Google, Inc., Class A(a)	1,950	1,205,588
IT Services 4.1%
International Business Machines Corp.(b)	26,700	5,252,691
Mastercard, Inc., Class A	8,200	3,444,000
Visa, Inc., Class A	24,800	2,885,976

Total		11,582,667
Semiconductors & Semiconductor Equipment 1.9%
Altera Corp.	3,900	149,955
Broadcom Corp., Class A(a)	68,200	2,533,630
Intel Corp.	22,430	602,918
NVIDIA Corp.(a)	141,000	2,136,150

Total		5,422,653
Software 5.4%
BMC Software, Inc.(a)	60,200	2,253,888
Microsoft Corp.	260,500	8,268,270
Oracle Corp.	160,350	4,693,444

Total		15,215,602
TOTAL INFORMATION TECHNOLOGY		58,561,092
MATERIALS 3.8%
Chemicals 2.2%
CF Industries Holdings, Inc.(b)	16,300	3,031,800
Eastman Chemical Co.	44,200	2,392,546
PPG Industries, Inc.(b)	7,300	666,125

Total		6,090,471
Metals & Mining 1.5%
Cliffs Natural Resources, Inc.	11,600	736,368
Freeport-McMoRan Copper & Gold, Inc.	61,900	2,634,464
Newmont Mining Corp.	15,200	902,880

Total		4,273,712
Paper & Forest Products 0.1%
International Paper Co.	11,900	418,285
TOTAL MATERIALS		10,782,468
TELECOMMUNICATION SERVICES 2.8%
Diversified Telecommunication Services 2.8%
AT&T, Inc.(b)	99,100	3,031,469
Verizon Communications, Inc.	123,900	4,721,829

Total		7,753,298
TOTAL TELECOMMUNICATION SERVICES		7,753,298

The Accompanying Notes to Financial Statements are an integral part of this statement

7

Columbia Large Cap Enhanced Core Fund

February 29, 2012

Issuer	Shares	Value
Common Stocks (continued)
UTILITIES 3.3%
Electric Utilities 1.4%
Entergy Corp.	19,400	$1,292,622
Exelon Corp.(b)	66,200	2,586,434

Total		3,879,056
Independent Power Producers & Energy Traders 1.0%
AES Corp.(The)(a)	223,200	3,026,592
Multi-Utilities 0.9%
Public Service Enterprise Group, Inc.	82,100	2,527,038
TOTAL UTILITIES		9,432,686
Total Common Stocks
(Cost: $193,346,383)		$282,450,486

Money Market Funds 1.6%
Columbia Short-Term Cash Fund, 0.166%(d)(e)	4,604,916	4,604,916
Total Money Market Funds
(Cost: $4,604,916)		$4,604,916

Issuer	Effective Yield	Par/Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 9.7%
Certificates of Deposit 0.3%
Skandinaviska Enskilda Banken
04/16/12	0.360%	1,000,000	$1,000,000

Total			1,000,000
Repurchase Agreements 9.4%
Citibank NA dated 02/29/12, matures 03/01/12, repurchase price $2,000,011(f)
	0.190%	$2,000,000	2,000,000
Citigroup Global Markets, Inc. dated 02/29/12, matures 03/01/12, repurchase price $5,000,018(f)
	0.130%	5,000,000	5,000,000
Credit Suisse Securities (USA) LLC dated 02/29/12, matures 03/01/12, repurchase price $590,217(f)
	0.160%	590,215	590,215
Natixis Financial Products, Inc. dated 02/29/12, matures 03/01/12, repurchase price $3,000,018(f)
	0.220%	3,000,000	3,000,000
Nomura Securities dated 02/29/12, matures 03/01/12, repurchase price $13,000,072(f)
	0.200%	13,000,000	13,000,000
Pershing LLC dated 02/29/12, matures 03/01/12, repurchase price $3.000,024(f)
	0.290%	3,000,000	3,000,000

Total			26,590,215
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $27,590,215)			$27,590,215
Total Investments
(Cost: $225,541,514)			$314,645,617
Other Assets & Liabilities, Net			(31,217,029)
Net Assets			$283,428,588

Investment in Derivatives

Futures Contracts Outstanding at February 29, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500 Index	4	$1,364,400	March 2012	$155,758	$—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At February 29, 2012, security was partially or fully on loan.

(c)	At February 29, 2012, investments in securities included securities valued at $1,004,325 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(d)	The rate shown is the seven-day current annualized yield at February 29, 2012.

(e)	Investments in affiliates during the year ended February 29, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$52,300,783	$(47,695,867)	$—	$4,604,916	$5,059	$4,604,916

The Accompanying Notes to Financial Statements are an integral part of this statement

8

Columbia Large Cap Enhanced Core Fund

February 29, 2012

Notes to Portfolio of Investments (continued)

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citibank NA (0.190%)

Security Description	Value
Fannie Mae REMICS	$852,711
Freddie Mac REMICS	856,633
Government National Mortgage Association	330,656
Total Market Value of Collateral Securities	$2,040,000

Citigroup Global Markets, Inc. (0.130%)
Security Description	Value
Fannie Mae REMICS	$2,392,734
Fannie Mae-Aces	264,929
Freddie Mac REMICS	1,919,413
Government National Mortgage Association	522,924
Total Market Value of Collateral Securities	$5,100,000

Credit Suisse Securities (USA) LLC (0.160%)
Security Description	Value
Ginnie Mae I Pool	$422,536
Ginnie Mae II Pool	179,484
Total Market Value of Collateral Securities	$602,020

Natixis Financial Products, Inc. (0.220%)
Security Description	Value
Fannie Mae Pool	$150,920
Fannie Mae REMICS	1,124,003
Freddie Mac Gold Pool	138,181
Freddie Mac REMICS	662,766
Government National Mortgage Association	197,835
United States Treasury Note/Bond	786,314
Total Market Value of Collateral Securities	$3,060,019

Nomura Securities (0.200%)
Security Description	Value
Ginnie Mae II Pool	$13,260,000
Total Market Value of Collateral Securities	$13,260,000

The Accompanying Notes to Financial Statements are an integral part of this statement

9

Columbia Large Cap Enhanced Core Fund

February 29, 2012

Notes to Portfolio of Investments (continued)

Pershing LLC (0.290%)
Security Description	Value
Fannie Mae Pool	$489,761
Fannie Mae REMICS	413,015
Fannie Mae-Aces	4,162
Federal Farm Credit Bank	37,011
Federal Home Loan Banks	39,808
Federal Home Loan Mortgage Corp	93,834
Federal National Mortgage Association	115,734
Freddie Mac Gold Pool	198,735
Freddie Mac Non Gold Pool	55,505
Freddie Mac Reference REMIC	13
Freddie Mac REMICS	384,684
Ginnie Mae I Pool	502,006
Ginnie Mae II Pool	447,572
Government National Mortgage Association	160,601
United States Treasury Note/Bond	110,756
United States Treasury Strip Coupon	6,803
Total Market Value of Collateral Securities	$3,060,000

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement

10

Columbia Large Cap Enhanced Core Fund

February 29, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of February 29, 2012:

	Fair value at February 29, 2012
Description(a)	Level 1 quoted prices in active markets for identical assets(b)	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$29,275,590	$—	$—	$29,275,590
Consumer Staples	29,841,915	—	—	29,841,915
Energy	34,377,567	—	—	34,377,567
Financials	39,904,443	—	—	39,904,443
Health Care	31,310,291	—	—	31,310,291
Industrials	31,211,136	—	—	31,211,136
Information Technology	58,561,092	—	—	58,561,092
Materials	10,782,468	—	—	10,782,468
Telecommunication Services	7,753,298	—	—	7,753,298
Utilities	9,432,686	—	—	9,432,686
Total Equity Securities	282,450,486	—	—	282,450,486
Other
Money Market Funds	4,604,916	—	—	4,604,916
Investments of Cash Collateral Received for Securities on Loan	—	27,590,215	—	27,590,215
Total Other	4,604,916	27,590,215	—	32,195,131
Investments in Securities	287,055,402	27,590,215	—	314,645,617
Derivatives(c)
Assets
Futures Contracts	155,758	—	—	155,758
Total	$287,211,160	$27,590,215	$—	$314,801,375

The Fund’s assets assigned to the level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Accompanying Notes to Financial Statements are an integral part of this statement

11

Statement of Assets and Liabilities – Columbia Large Cap Enhanced Core Fund

February 29, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $193,346,383)	$282,450,486
Affiliated issuers (identified cost $4,604,916)	4,604,916
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $1,000,000)	1,000,000
Repurchase agreements (identified cost $26,590,215)	26,590,215
Total investments (identified cost $225,541,514)	314,645,617
Receivable for:
Investments sold	17,432,490
Capital shares sold	439,825
Dividends	830,214
Interest	6,350
Prepaid expense	4,199
Total assets	333,358,695

Liabilities
Due upon return of securities on loan	27,590,215
Payable for:
Investments purchased	16,594,811
Capital shares purchased	5,545,860
Variation margin on futures contracts	28,000
Investment management fees	3,879
Distribution and service fees	88
Transfer agent fees	36,727
Administration fees	475
Other expenses	130,052
Total liabilities	49,930,107
Net assets applicable to outstanding capital stock	$283,428,588

The Accompanying Notes to Financial Statements are an integral part of this statement

12

Statement of Assets and Liabilities (continued) – Columbia Large Cap Enhanced Core Fund

February 29, 2012

Represented by
Paid-in capital	$336,207,517
Undistributed net investment income	649,765
Accumulated net realized loss	(142,688,555)
Unrealized appreciation (depreciation) on:
Investments	89,104,103
Futures contracts	155,758
Total — representing net assets applicable to outstanding capital stock	$283,428,588
*Value of securities on loan	$26,747,345
Net assets applicable to outstanding shares
Class A	$12,403,965
Class I	$13,296,575
Class R	$203,724
Class Y	$3,024,039
Class Z	$254,500,285
Shares outstanding
Class A	907,705
Class I	975,596
Class R	14,922
Class Y	221,939
Class Z	18,682,810
Net asset value per share
Class A	$13.67
Class I	$13.63
Class R	$13.65
Class Y	$13.63
Class Z	$13.62

The Accompanying Notes to Financial Statements are an integral part of this statement

13

Statement of Operations – Columbia Large Cap Enhanced Core Fund

Year Ended February 29, 2012

Net investment income
Income:
Dividends	$7,124,765
Interest	1,272
Dividends from affiliates	5,059
Income from securities lending — net	16,515
Total income	7,147,611
Expenses:
Investment management fees	1,790,035
Distribution fees
Class R	992
Distribution and service fees — Class A	28,967
Transfer agent fees
Class A	23,148
Class R	395
Class Y	58
Class Z	598,960
Administration fees	298,190
Compensation of board members	14,438
Pricing and bookkeeping fees	30,316
Custodian fees	11,372
Printing and postage fees	89,518
Registration fees	62,399
Professional fees	45,208
Line of credit interest expense	662
Chief compliance officer expenses	85
Other	22,353
Total expenses	3,017,096
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(768,210)
Expense reductions	(300)
Total net expenses	2,248,586
Net investment income	4,899,025

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	53,424,978
Futures contracts	1,794,799
Net realized gain	55,219,777
Net change in unrealized appreciation (depreciation) on:
Investments	(39,847,366)
Futures contracts	166,894
Net change in unrealized depreciation	(39,680,472)
Net realized and unrealized gain	15,539,305
Net increase in net assets resulting from operations	$20,438,330

The Accompanying Notes to Financial Statements are an integral part of this statement

14

Statement of Changes in Net Assets – Columbia Large Cap Enhanced Core Fund

	Year ended February 29, 2012	Year ended February 28, 2011(a)

Operations
Net investment income	$4,899,025	$6,681,777
Net realized gain	55,219,777	67,285,135
Net change in unrealized appreciation (depreciation)	(39,680,472)	11,901,803
Net increase in net assets resulting from operations	20,438,330	85,868,715

Distributions to shareholders from:
Net investment income
Class A	(177,778)	(142,166)
Class I	(218,209)	(38)
Class R	(2,930)	(1,179)
Class Y	(56,015)	(458,353)
Class Z	(4,721,975)	(5,796,706)
Total distributions to shareholders	(5,176,907)	(6,398,442)
Increase (decrease) in net assets from share transactions	(148,478,815)	(187,436,361)
Total decrease in net assets	(133,217,392)	(107,966,088)
Net assets at beginning of year	416,645,980	524,612,068
Net assets at end of year	$283,428,588	$416,645,980
Undistributed net investment income	$649,765	$927,647

(a)	Class I shares are for the period from September 27, 2011 (commencement of operations) to February 28, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement

15

Statement of Changes in Net Assets (continued) – Columbia Large Cap Enhanced Core Fund

	Year ended February 29, 2012		Year ended February 28, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)

Capital stock activity
Class A shares
Subscriptions	102,738	1,292,075	96,908	1,096,367
Distributions reinvested	6,941	85,718	5,732	67,413
Redemptions	(155,456)	(1,913,399)	(300,096)	(3,370,740)
Net decrease	(45,777)	(535,606)	(197,456)	(2,206,960)
Class I shares
Subscriptions	1,115,305	13,431,106	713,340	8,467,866
Distributions reinvested	17,728	218,155	—	—
Redemptions	(741,741)	(9,394,174)	(129,036)	(1,587,814)
Net increase	391,292	4,255,087	584,304	6,880,052
Class R shares
Subscriptions	6,183	74,577	5,935	72,269
Distributions reinvested	237	2,930	99	1,179
Redemptions	(5,162)	(66,574)	(2,786)	(31,414)
Net increase	1,258	10,933	3,248	42,034
Class Y shares
Subscriptions	4,531	55,742	21,371	229,000
Distributions reinvested	23	273	24,439	287,432
Redemptions	(2,253,345)	(28,066,198)	(3,213,455)	(35,542,959)
Net decrease	(2,248,791)	(28,010,183)	(3,167,645)	(35,026,527)
Class Z shares
Subscriptions	1,005,023	12,568,288	1,788,867	19,995,993
Distributions reinvested	12,154	149,441	30,932	363,005
Redemptions	(10,921,456)	(136,916,775)	(15,463,550)	(177,483,958)
Net decrease	(9,904,279)	(124,199,046)	(13,643,751)	(157,124,960)
Total net decrease	(11,806,297)	(148,478,815)	(16,421,300)	(187,436,361)

(a)	Class I shares are for the period from September 27, 2011 (commencement of operations) to February 28, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement

16

Financial Highlights – Columbia Large Cap Enhanced Core Fund

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Feb. 29, 2012		Year ended Feb. 28,						Year ended Feb. 29, 2008
			2011		2010		2009
Class A
Per share data
Net asset value, beginning of period	$12.81		$10.73		$7.24		$12.91		$14.58
Income from investment operations:
Net investment income	0.17		0.14		0.13		0.18		0.19
Net realized and unrealized gain (loss)	0.89		2.08		3.52		(5.69)		(0.85)
Total from investment operations	1.06		2.22		3.65		(5.51)		(0.66)
Less distributions to shareholders from:
Net investment income	(0.20)		(0.14)		(0.16)		(0.16)		(0.15)
Net realized gains	—		—		—		—		(0.86)
Total distributions to shareholders	(0.20)		(0.14)		(0.16)		(0.16)		(1.01)
Proceeds from regulatory settlement	—		—		0.00	(a)	—		—
Net asset value, end of period	$13.67		$12.81		$10.73		$7.24		$12.91
Total return	8.41%		20.84%		50.49%		(42.89%	)	(5.29% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.19%	(c)	0.96%	(c)	0.92%	(c)	0.82%	(c)	0.79%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	0.94%	(c)(e)	0.95%	(c)(e)	0.89%	(c)(e)	0.75%	(c)(e)	0.75% (e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.19%		0.96%		0.92%		0.82%		0.79%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	0.94%	(e)	0.95%	(e)	0.89%	(e)	0.75%	(e)	0.75% (e)
Net investment income	1.33%	(e)	1.22%	(e)	1.39%	(e)	1.63%	(e)	1.28% (e)
Supplemental data
Net assets, end of period (in thousands)	$12,404		$12,213		$12,348		$9,291		$17,281
Portfolio turnover	67%		63%		122%		246%		207%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement

17

Financial Highlights (continued) – Columbia Large Cap Enhanced Core Fund

	Year ended Feb. 29,		Year ended Feb. 28,
	2012		2011(a)
Class I
Per share data
Net asset value, beginning of period	$12.78		$11.11
Income from investment operations:
Net investment income	0.21		0.09
Net realized and unrealized gain	0.88		1.75
Total from investment operations	1.09		1.84
Less distributions to shareholders from:
Net investment income	(0.24)		(0.17)
Total distributions to shareholders	(0.24)		(0.17)
Net asset value, end of period	$13.63		$12.78
Total return	8.73%		16.65%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.74%	(c)	0.59%	(c)(d)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.61%	(c)	0.57%	(c)(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.74%		0.59%	(d)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.61%		0.57%	(d)(f)
Net investment income	1.72%		1.68%	(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$13,297		$7,466
Portfolio turnover	67%		63%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operation) to February 28, 2011.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement

18

Financial Highlights (continued) – Columbia Large Cap Enhanced Core Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28,						Year ended Feb. 29, 2008
			2011		2010		2009
Class R
Per share data
Net asset value, beginning of period	$12.80		$10.72		$7.24		$12.90		$14.58
Income from investment operations:
Net investment income	0.14		0.12		0.11		0.16		0.16
Net realized and unrealized gain (loss)	0.88		2.08		3.51		(5.69)		(0.86)
Total from investment operations	1.02		2.20		3.62		(5.53)		(0.70)
Less distributions to shareholders from:
Net investment income	(0.17)		(0.12)		(0.14)		(0.13)		(0.12)
Net realized gains	—		—		—		—		(0.86)
Total distributions to shareholders	(0.17)		(0.12)		(0.14)		(0.13)		(0.98)
Proceeds from regulatory settlement	—		—		0.00	(a)	—		—
Net asset value, end of period	$13.65		$12.80		$10.72		$7.24		$12.90
Total return	8.08%		20.58%		50.02%		(43.01%	)	(5.57% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.44%	(c)	1.21%	(c)	1.17%	(c)	1.07%	(c)	1.04%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	1.19%	(c)(e)	1.20%	(c)(e)	1.14%	(c)(e)	1.00%	(c)(e)	1.00% (e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.44%		1.21%		1.17%		1.07%		1.04%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.19%	(e)	1.20%	(e)	1.14%	(e)	1.00%	(e)	1.00% (e)
Net investment income(d)	1.11%	(e)	1.02%	(e)	1.08%	(e)	1.46%	(e)	1.09% (e)
Supplemental data
Net assets, end of period (in thousands)	$204		$175		$112		$39		$46
Portfolio turnover	67%		63%		122%		246%		207%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement

19

Financial Highlights (continued) – Columbia Large Cap Enhanced Core Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28,
			2011		2010(a)
Class Y
Per share data
Net asset value, beginning of period	$12.78		$10.70		$9.10
Income from investment operations
Net investment income	0.18		0.17		0.11
Net realized and unrealized gain	0.91		2.09		1.64
Total from investment operations	1.09		2.26		1.75
Less distributions to shareholders from:
Net investment income	(0.24)		(0.18)		(0.15)
Total distributions to shareholders	(0.24)		(0.18)		(0.15)
Net asset value, end of period	$13.63		$12.78		$10.70
Total return	8.74%		21.30%		19.23%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.74%	(c)	0.59%	(c)	0.57%	(c)(d)
Net Expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.60%	(c)	0.58%	(c)(f)	0.57%	(c)(d)(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.74%		0.59%		0.57%	(d)
Net Expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.60%		0.58%	(f)	0.57%	(d)(f)
Net investment income	1.46%		1.53%	(f)	1.62%	(d)(f)
Supplemental data
Net assets, end of period (in thousands)	$3,024		$31,588		$60,329
Portfolio turnover	67%		63%		122%

Notes to Financial Highlights

(a)	For the period from July 15, 2009 (commencement of operations) to February 28, 2010.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement

20

Financial Highlights (continued) – Columbia Large Cap Enhanced Core Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28,						Year ended Feb. 29, 2008
			2011		2010		2009
Class Z
Per share data
Net asset value, beginning of period	$12.78		$10.70		$7.22		$12.90		$14.60
Income from investment operations:
Net investment income	0.19		0.16		0.16		0.21		0.23
Net realized and unrealized gain (loss)	0.88		2.09		3.50		(5.68)		(0.85)
Total from investment operations	1.07		2.25		3.66		(5.47)		(0.62)
Less distributions to shareholders from:
Net investment income	(0.23)		(0.17)		(0.18)		(0.21)		(0.22)
Net realized gains	—		—		—		—		(0.86)
Total distributions to shareholders	(0.23)		(0.17)		(0.18)		(0.21)		(1.08)
Proceeds from regulatory settlement	—		—		0.00	(a)	—		—
Net asset value, end of period	$13.62		$12.78		$10.70		$7.22		$12.90
Total return	8.54%		21.18%		50.82%		(42.69%	)	(5.10% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.94%	(c)	0.71%	(c)	0.67%	(c)	0.57%	(c)	0.54%
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	0.70%	(c)(e)	0.70%	(c)(e)	0.64%	(c)(e)	0.50%	(c)(e)	0.50% (e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.94%		0.71%		0.67%		0.57%		0.54%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	0.70%	(e)	0.70%	(e)	0.64%	(e)	0.50%	(e)	0.50% (e)
Net investment income	1.54%	(e)	1.46%	(e)	1.65%	(e)	1.86%	(e)	1.54% (e)
Supplemental data
Net assets, end of period (in thousands)	$254,500		$365,205		$451,824		$382,637		$796,550
Portfolio turnover	67%		63%		122%		246%		207%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement

21

Notes to Financial Statements – Columbia Large Cap Enhanced Core Fund

February 29, 2012

Note 1. Organization

Columbia Large Cap Enhanced Core Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class I, Class R, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares have no sales charge.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to

22

Columbia Large Cap Enhanced Core Fund

February 29, 2012

fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at February 29, 2012
Asset derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Net assets — unrealized appreciation on futures contracts	$155,758*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended February 29, 2012
Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Equity contracts	$1,794,799

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Equity contracts	$166,894

Volume of Derivative Instruments for the Year Ended February 29, 2012
Contracts Opened
Futures Contracts	590

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The

23

Columbia Large Cap Enhanced Core Fund

February 29, 2012

Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

24

Columbia Large Cap Enhanced Core Fund

February 29, 2012

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. Effective July 1, 2011, the management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.69% to 0.52% as the Fund’s net assets increase. Prior to July 1, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.35% to 0.16% as the Fund’s net assets increased. The effective management fee rate for the year ended February 29, 2012 was 0.56% of the Fund’s average daily net assets.

Effective July 1, 2011, the Investment Manager has contractually agreed to waive a portion of the management fee so that the net management fee will be 0.49% for the fiscal period ending June 30, 2012.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. Effective July 1, 2011, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. Prior to July 1, 2011, the administration fee was equal to the annual rate of 0.17% of the Fund’s average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below. The effective administration fee rate for the year ended February 29, 2012 was 0.10% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Prior to June 27, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective June 27, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $2,069.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

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Columbia Large Cap Enhanced Core Fund

February 29, 2012

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund’s expenses associated with the Chief Compliance Officer are paid directly by Columbia. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended February 29, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class R	0.20
Class Y	0.00	*
Class Z	0.20

*	Rounds to less than 0.01%.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2012, these minimum account balance fees reduced total expenses by $300.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also required the payment of a monthly distribution fee at the maximum annual rate of 0.50% of the average daily net assets attributable to Class R shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.95%
Class I	0.63
Class R	1.20
Class Y	0.70
Class Z	0.70

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Columbia Large Cap Enhanced Core Fund

February 29, 2012

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund’s expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund’s ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.95%
Class I	0.57
Class R	1.20
Class Y	0.70
Class Z	0.70

Prior to May 1, 2011, the Investment Manager was entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery did not cause the Fund’s expenses to exceed the expense limitations in effect at the time of recovery. Effective May 1, 2011, the Investment Manager has eliminated such fee recoupment provisions.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the Year Ended February 29, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales, deferred trustees expense, capital loss carryforwards, and recognition of unrealized appreciation (depreciation) for certain derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended	February 29, 2012	February 28, 2011
Ordinary income	$5,176,907	$6,398,442

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$714,707
Unrealized appreciation	87,524,544

At February 29, 2012, the cost of investments for federal income tax purposes was $227,121,073 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$88,838,548
Unrealized depreciation	(1,314,004)

Net unrealized appreciation/depreciation	$87,524,544

The following capital loss carryforward, determined at February 29, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$8,601,528
2018	132,297,711

Total	$140,899,239

For the year ended February 29, 2012, $55,172,188 was utilized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed

27

Columbia Large Cap Enhanced Core Fund

February 29, 2012

various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $216,344,045 and $358,707,510, respectively, for the year ended February 29, 2012.

Note 6. Lending of Portfolio Securities

Effective June 27, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At February 29, 2012, securities valued at $26,747,345 were on loan, secured by U.S. government securities valued at $27,590,215 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 29, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to June 27, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to June 27, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period March 1, 2011 through June 27, 2011, there were no credits.

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Columbia Large Cap Enhanced Core Fund

February 29, 2012

Note 8. Affiliated Money Market Fund

Effective June 27, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At February 29, 2012, one unaffiliated shareholder account owned 89.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10 . Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on June 27, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period June 27, 2011 through December 12, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period May 16, 2011 through June 26, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $150 million committed, unsecured revolving credit facility provided by State Street. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

For the year ended February 29, 2012, the average daily loan balance outstanding on days when borrowing existed was $3,240,000 at a weighted average interest rate of 1.47%.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to

29

Columbia Large Cap Enhanced Core Fund

February 29, 2012

stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Large Cap Enhanced Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Enhanced Core Fund (the “Fund”) (a series of Columbia Funds Series Trust), at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 20, 2012

31

Federal Income Tax Information (Unaudited) – Columbia Large Cap Enhanced Core Fund

100.00% of the ordinary income distributed by the Fund for the fiscal year ended February 29, 2012, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 29, 2012 may represent qualified dividend income.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

32

Fund Governance

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members
Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

33

Fund Governance (continued)

Independent Board Members (continued)
Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003–May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Director, Valmont Industries, Inc. (manufactures irrigation systems)

34

Fund Governance (continued)

Independent Board Members (continued)
Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing–Mellon affiliate), 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President–Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

35

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*
Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)
Anthony M. Santomero** 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

**	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	153	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

36

Fund Governance (continued)

Officers

Name, Year of birth and address	Principal occupation(s) during past five years

J. Kevin Connaughton (Born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010; Vice President and Chief Counsel–Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)
225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President–Asset Management Compliance Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)
10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President–Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President–Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998–2010

37

Fund Governance (continued)

Officers (continued)

Name, Year of birth and address	Principal occupation(s) during past five years

Colin Moore (Born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)
100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)
225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President, Columbia Management Investment Services, Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Large Cap Enhanced Core Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street Boston, MA 02110

41

Columbia Large Cap Enhanced Core Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1701 C (4/12)

Columbia Small Cap Index Fund

Annual Report for the Period Ended February 29, 2012

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholders,

Americans were dispirited in the fourth quarter of 2011 by Washington’s inability to reach a plan for deficit reduction and Europe’s piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news to encourage risk taking, buoying both stocks and bonds to solid gains.

U.S. economic data surprised on the upside and fears of recession abated. With the bar of expectations set low, investors responded positively to the announcement that the economy had expanded by 1.8% in the third quarter. Consumer confidence improved, even though consumers remain under pressure with no real increase in disposable income and a continued decline in household net worth. Headline inflation — which tracks a broad range of consumer expenditures, including food and energy — declined. Even manufacturing held its ground.

Against this backdrop, the U.S. equity markets logged solid returns. The S&P 500 Index gained 11.82%, moving into positive territory for the year with quarterly advances in all ten sectors. Mid- and small-cap stocks did even better. Value outperformed growth across all market capitalizations. Energy stocks led the market, as the price of oil moved above $100 a barrel in December. Industrials and materials stocks rose, buoyed by improving economic data. The U.S. fixed-income markets logged modest but solid returns. High-yield bonds were the best performers as the economy showed signs of improvement. Emerging market bonds were strong performers, as inflation came under control in key regions. Municipal bonds and Treasuries eked out only modest gains, as investors moved away from quality in favor of riskier assets.

While fourth quarter gains were encouraging, challenges still remain. Columbia Management, however, remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $326 billion under management as of December 31, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The strong line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of December 31, 2011, Columbia Management offers 52 funds rated either 4 or 5 stars by Morningstar.*

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■	timely economic analysis and market commentary
■	quarterly fund commentaries
■	Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

*	All ratings are based on Class Z shares as of 12/31/2011. Out of 119 Class Z share Columbia funds rated by Morningstar, 7 funds received a 5-star Overall Rating and 45 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges/loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. ©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Small Cap Index Fund

Summary

■	For the 12-month period that ended February 29, 2012, the fund’s Class A shares returned 4.65% without sales charge.

■	The fund’s benchmark, the S&P SmallCap 600® Index,[1] returned 5.14%.

■	The fund’s portfolio is constructed to closely approximate the benchmark.

Portfolio Management

Alfred F. Alley III has managed or co-managed the fund since February 2009. From 2005 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. Alley was associated with the fund’s previous investment adviser as an investment professional.

Vadim Shteyn has co-managed the fund since August 2011. From August 2006 until joining the Investment Manager in May 2010, Mr. Shteyn was associated with the fund’s previous investment adviser as an investment professional.

[1]

The Standard & Poor’s (S&P) SmallCap 600 Index tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the NYSE Amex and NASDAQ. The S&P Small Cap 600 is heavily weighted with the stocks of companies with small market capitalizations.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/12

+4.65% Class A shares

+5.14% S&P SmallCap 600® Index

Morningstar Style Box™

Equity Style

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Small Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/02 – 02/29/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/01/02 – 02/29/12 ($)

Sales charge	without	with
Class A	20,867	n/a
Class B*	19,360	19,360
Class I*	20,880	n/a
Class R4*	20,864	n/a
Class Z	21,403	n/a

Average annual total return as of 02/29/12 (%)
Share class	A	B*		I*	R4*	Z
Inception	10/15/96	03/07/11		11/16/11	03/07/11	10/15/96
Sales charge	without	without	with	without	without	without
1-year	4.65	3.85	–1.07	4.72	4.64	4.92
5-year	3.08	2.30	2.01	3.09	3.07	3.33
10-year	7.63	6.83	6.83	7.64	7.63	7.91

The “with sales charge” returns include the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I, Class R4 and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class I, Class R4 and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class B and Class R4 shares were initially offered by the Fund on March 7, 2011.

Class I shares were initially offered by the Fund on November 16, 2011.

*

The returns shown for periods prior to the share class inception date (including returns since inception, which are since fund inception) include the returns of the fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

2

Understanding Your Expenses – Columbia Small Cap Index Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

09/01/2011 – 02/29/2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,141.20		1,022.63	2.40		2.26	0.45
Class B	1,000.00	1,000.00	1,137.50		1,018.90	6.38		6.02	1.20
Class I	1,000.00	1,000.00	1,120.30	*	1,024.02	0.51	*	0.86	0.17
Class R4	1,000.00	1,000.00	1,141.50		1,022.63	2.40		2.26	0.45
Class Z	1,000.00	1,000.00	1,143.10		1,023.87	1.07		1.01	0.20

*	For the period November 16, 2011 through February 29, 2012. Class I shares commenced operations on November 16, 2011.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Managers’ Report – Columbia Small Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/12 ($)
Class A	17.75
Class B	17.73
Class I	17.76
Class R4	17.80
Class Z	17.81

Distribution declared per share

03/01/11 – 02/29/12 ($)
Class A	1.04
Class B	0.93
Class I	0.63
Class R4	1.04
Class Z	1.07

For the 12-month period that ended February 29, 2012, the fund’s Class A shares returned 4.65% without sales charge. The S&P SmallCap 600 Index returned 5.14%. The fund seeks to allocate fund assets among common stocks in approximately the same weightings of the S&P SmallCap 600 Index. As such, its return was in line with the return of the index, after fees and expenses, which the index does not incur.

U.S. economy picks up momentum

During the first half of the 12-month period, a series of natural disasters in Japan, Europe’s debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster and job growth was disappointing. However, the pace of growth picked up in the second half of the period and, as fears of a lapse back into recession faded, prospects brightened. Consumer confidence improved even though consumers remain under pressure, with no real increase in disposable income and a continued decline in household net worth. The labor markets added more than a million new jobs from September 2011 through February 2012, and the jobless rate fell to 8.3%. Headline inflation — which tracks a broad range of consumer expenditures, including food and energy — remained within its historical range. Even manufacturing held its ground. A modest slowdown in manufacturing activity late in the summer of 2011 raised concern that this lynchpin of the recovery was ready to turn downward. However, manufacturing activity stabilized, and the manufacturing expansion continued into 2012. Housing continues to be the one nagging weak spot in the economy. Yet, home sales edged modestly higher over the year, and there is hope that a bottom in the housing market is in sight.

Defensive sectors drove returns

For the 12-month period, the health care, utilities and consumer staples sectors generated the highest returns. However, health care, consumer discretionary and financials were the top three contributors to returns, based on sector weights, in both the fund and the index. Pharmaceuticals, distributors, biotechnology, containers & packaging and Internet software & services were the leading industry gainers. The top three individual securities within the index and the fund were in the health care sector: Questcor Pharmaceuticals (0.5% of net assets), HealthSpring and Regeneron Pharmaceuticals (positions eliminated).

Telecommunication services, energy and information technology were the weakest sector performers for the period. Automobiles, media, real estate management & development, capital markets and metals & mining logged the most disappointing results within industry groups. TriQuint Semicondutor, Veeco Instruments and ION Geophysical (0.2%, 0.2% and 0.2% of net assets, respectively) were the worst-performing individual securities in the index and the fund for the period.

There were 59 additions and deletions to the index during the 12-month period. Since the fund is mandated to track the underlying benchmark, all changes that were made to the index were also made to the fund.

The fund owned equity index futures contracts in the notional amount of its cash balances during the period. It does so in order to keep its investment exposure on par with the index, which is always fully invested.

4

Portfolio Managers’ Report (continued) – Columbia Small Cap Index Fund

Looking ahead

As the period ended, economic data suggested that economic growth will continue at a below-trend pace and that, at least in the near term, the U.S. economy has moved away from recessionary conditions. Recession odds have been reduced with the extension of the payroll tax cut and unemployment benefit programs. However, this extension is temporary and only kicks the can down the road into 2013, when severe curtailments are set to bite. And while U.S. economic data is mildly encouraging, there is still a reasonable chance of a mild recession. Europe may already be in a recession, which is likely to worsen further into 2012 as austerity measures begin to bite deeper. The good news is that these measures will initially reduce deficits, but without economic growth it is hard to make significant and persistent progress in debt reduction. So while many of the issues that worried us in 2011 continue to worry us into 2012, we are, nonetheless, cautiously optimistic about the potential for financial returns in 2012.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio breakdown[1]

(as of February 29, 2012)
Consumer Discretionary	15.2%
Consumer Staples	4.1
Energy	4.6
Financials	19.3
Health Care	10.6
Industrials	15.5
Information Technology	19.2
Materials	5.2
Telecommunication Services	0.6
Utilities	4.1
Other[2]	1.6

[1]	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

[2]	Includes investments in an affiliated money market fund.

Top ten holdings[1]

(as of February 29, 2012)
Kilroy Realty Corp.	0.6%
Salix Pharmaceuticals Ltd.	0.6
BioMed Realty Trust, Inc.	0.6
ProAssurance Corp.	0.5
Cubist Pharmaceuticals, Inc.	0.5
Tanger Factory Outlet Centers	0.5
Extra Space Storage, Inc.	0.5
Centene Corp.	0.5
Questcor Pharmaceuticals, Inc.	0.5
Delphi Financial Group, Inc., Class A	0.5

[1]	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and an affiliated money market fund).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

5

Portfolio of Investments – Columbia Small Cap Index Fund

February 29, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 98.8%
CONSUMER DISCRETIONARY 15.3%
Auto Components 0.3%
Drew Industries, Inc.(a)	87,118	$2,387,033
Spartan Motors, Inc.	154,218	880,585
Standard Motor Products, Inc.(b)	89,405	2,031,282
Superior Industries International, Inc.	108,519	1,962,023

Total		7,260,923
Automobiles 0.1%
Winnebago Industries, Inc.(a)(b)	133,785	1,193,362
Distributors 0.4%
Pool Corp.	218,678	7,959,879
VOXX International Corp.(a)	85,848	1,097,996

Total		9,057,875
Diversified Consumer Services 1.2%
American Public Education, Inc.(a)	81,920	3,207,987
Capella Education Co.(a)	66,374	2,575,311
Career Education Corp.(a)	275,190	2,372,138
Coinstar, Inc.(a)(b)	141,305	8,228,190
Corinthian Colleges, Inc.(a)	389,610	1,749,349
Hillenbrand, Inc.	287,016	6,592,758
Lincoln Educational Services Corp.	103,905	879,036
Universal Technical Institute, Inc.(a)	98,658	1,281,567

Total		26,886,336
Hotels, Restaurants & Leisure 3.2%
Biglari Holdings, Inc.(a)(b)	6,573	2,698,282
BJ’s Restaurants, Inc.(a)(b)	110,699	5,496,205
Boyd Gaming Corp.(a)(b)	249,750	2,000,498
Buffalo Wild Wings, Inc.(a)	84,309	7,291,885
CEC Entertainment, Inc.	86,615	3,305,228
Cracker Barrel Old Country Store, Inc.	105,390	5,867,061
DineEquity, Inc.(a)(b)	71,228	3,802,151
Interval Leisure Group, Inc.(a)	182,619	2,463,530
Jack in the Box, Inc.(a)	201,940	4,816,269
Marcus Corp.	91,313	1,100,322
Marriott Vacations Worldwide Corp.(a)	123,790	3,086,085
Monarch Casino & Resort, Inc.(a)	52,615	551,405
Multimedia Games Holdings Co., Inc.(a)	123,192	1,260,254
O’Charleys, Inc.(a)(b)	85,767	849,951
Papa John’s International, Inc.(a)	85,051	3,160,495
Peet’s Coffee & Tea, Inc.(a)	59,366	3,822,577
PF Chang’s China Bistro, Inc.	97,410	3,732,751
Pinnacle Entertainment, Inc.(a)	285,320	3,141,373
Red Robin Gourmet Burgers, Inc.(a)	51,170	1,760,760
Ruby Tuesday, Inc.(a)	287,209	2,234,486
Ruth’s Hospitality Group, Inc.(a)	161,879	1,008,506
Shuffle Master, Inc.(a)	246,281	3,595,703
Sonic Corp.(a)	284,703	2,351,647
Texas Roadhouse, Inc.	272,765	4,563,359

Total		73,960,783
Household Durables 1.2%
Blyth, Inc.	23,852	1,521,758
Ethan Allen Interiors, Inc.	119,217	3,010,229
Helen of Troy Ltd.(a)	145,055	4,714,288
iRobot Corp.(a)	124,145	3,168,180
La-Z-Boy, Inc.(a)	238,114	3,402,649
M/I Homes, Inc.(a)	86,062	1,042,211

Issuer	Shares	Value
Common Stocks (continued)
CONSUMER DISCRETIONARY (cont.)
Household Durables (cont.)
Meritage Homes Corp.(a)	128,078	$3,315,939
Ryland Group, Inc. (The)	203,970	3,697,976
Standard Pacific Corp.(a)	463,990	2,032,276
Universal Electronics, Inc.(a)	67,787	1,325,914

Total		27,231,420
Internet & Catalog Retail 0.2%
Blue Nile, Inc.(a)(b)	62,246	2,219,070
Nutrisystem, Inc.(b)	129,000	1,453,830
PetMed Express, Inc.	93,415	1,137,795

Total		4,810,695
Leisure Equipment & Products 0.8%
Arctic Cat, Inc.(a)	55,980	2,058,944
Brunswick Corp.	409,129	9,782,274
Callaway Golf Co.(b)	297,954	1,951,599
JAKKS Pacific, Inc.	119,305	1,852,807
Sturm Ruger & Co., Inc.	87,447	3,653,536

Total		19,299,160
Media 0.7%
Arbitron, Inc.	125,137	4,184,581
Digital Generation, Inc.(a)	126,350	1,263,500
EW Scripps Co., Class A(a)	143,246	1,363,702
Harte-Hanks, Inc.	201,935	1,764,912
Live Nation Entertainment, Inc.(a)	678,673	6,325,232

Total		14,901,927
Multiline Retail 0.1%
Fred’s, Inc., Class A(b)	176,988	2,451,284
Tuesday Morning Corp.(a)	195,044	669,001

Total		3,120,285
Specialty Retail 4.9%
Big 5 Sporting Goods Corp.	99,613	775,985
Brown Shoe Co., Inc.	192,716	2,077,479
Buckle, Inc. (The)(b)	124,068	5,573,135
Cabela’s, Inc.(a)(b)	198,141	7,030,043
Cato Corp. (The), Class A	135,270	3,667,170
Children’s Place Retail Stores, Inc. (The)(a)	114,214	5,796,361
Christopher & Banks Corp.	164,960	353,014
Coldwater Creek, Inc.(a)	407,665	383,205
Finish Line, Inc., Class A (The)	238,004	5,471,712
Genesco, Inc.(a)	111,038	7,566,129
Group 1 Automotive, Inc.(b)	104,404	5,384,114
Haverty Furniture Companies, Inc.	87,715	964,865
Hibbett Sports, Inc.(a)	121,498	5,947,327
HOT Topic, Inc.	194,030	1,730,748
JOS A Bank Clothiers, Inc.(a)	127,778	6,579,289
Kirkland’s, Inc.(a)	74,495	1,188,195
Lithia Motors, Inc., Class A	98,790	2,332,432
Lumber Liquidators Holdings, Inc.(a)(b)	127,464	2,790,187
MarineMax, Inc.(a)	106,878	863,574
Men’s Wearhouse, Inc. (The)	235,059	9,103,835
Midas, Inc.(a)	66,154	603,986
Monro Muffler Brake, Inc.	141,502	6,490,697
OfficeMax, Inc.(a)	395,481	2,214,694
PEP Boys-Manny Moe & Jack (The)	242,086	3,640,973

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Small Cap Index Fund

February 29, 2012

Issuer	Shares	Value
Common Stocks (continued)
CONSUMER DISCRETIONARY (cont.)
Specialty Retail (cont.)
Rue21, Inc.(a)	71,885	$1,917,892
Select Comfort Corp.(a)	257,975	7,633,480
Sonic Automotive, Inc., Class A	159,701	2,735,678
Stage Stores, Inc.	139,696	2,088,455
Stein Mart, Inc.(a)	124,284	891,116
Vitamin Shoppe, Inc.(a)	134,050	5,687,742
Zale Corp.(a)	119,626	383,999
Zumiez, Inc.(a)	100,075	3,144,357

Total		113,011,868
Textiles, Apparel & Luxury Goods 2.2%
CROCS, Inc.(a)	414,508	8,145,082
Iconix Brand Group, Inc.(a)	338,185	6,141,440
K-Swiss, Inc., Class A(a)	125,861	419,117
Liz Claiborne, Inc.(a)(b)	434,398	4,248,412
Maidenform Brands, Inc.(a)	107,911	2,266,131
Movado Group, Inc.	80,019	1,712,407
Oxford Industries, Inc.(b)	63,594	3,205,138
Perry Ellis International, Inc.(a)	55,699	970,833
Quiksilver, Inc.(a)	561,523	2,627,928
Skechers U.S.A., Inc., Class A(a)	169,535	2,164,962
Steven Madden Ltd.(a)	175,182	7,564,359
True Religion Apparel, Inc.(a)	117,358	3,094,730
Wolverine World Wide, Inc.	221,773	8,458,422

Total		51,018,961
TOTAL CONSUMER DISCRETIONARY		351,753,595
CONSUMER STAPLES 4.1%
Beverages 0.2%
Boston Beer Co., Inc. (The), Class A(a)	38,619	3,650,268
Food & Staples Retailing 1.1%
Andersons, Inc. (The)	84,973	3,661,487
Casey’s General Stores, Inc.	174,737	8,951,776
Nash Finch Co.	55,734	1,494,229
Spartan Stores, Inc.	104,998	1,873,164
United Natural Foods, Inc.(a)	223,877	10,190,881

Total		26,171,537
Food Products 2.2%
B&G Foods, Inc.	219,050	5,099,484
Cal-Maine Foods, Inc.	65,761	2,531,799
Calavo Growers, Inc.(b)	57,643	1,585,183
Darling International, Inc.(a)	537,558	8,595,552
Diamond Foods, Inc.(b)	101,303	2,423,168
Hain Celestial Group, Inc. (The)(a)	202,354	8,264,137
J&J Snack Foods Corp.	66,228	3,322,659
Sanderson Farms, Inc.	86,462	4,253,930
Seneca Foods Corp., Class A(a)	42,065	1,077,705
Snyders-Lance, Inc.	214,794	4,822,125
TreeHouse Foods, Inc.(a)	164,908	9,498,701

Total		51,474,443
Household Products 0.2%
Central Garden and Pet Co., Class A(a)	196,113	1,876,801
WD-40 Co.	73,288	3,157,247

Total		5,034,048
Personal Products 0.3%
Inter Parfums, Inc.	74,305	1,253,526

Issuer	Shares	Value
Common Stocks (continued)
CONSUMER STAPLES (cont.)
Personal Products (cont.)
Medifast, Inc.(a)(b)	63,140	$1,024,762
Prestige Brands Holdings, Inc.(a)	231,590	3,821,235

Total		6,099,523
Tobacco 0.1%
Alliance One International, Inc.(a)	401,209	1,480,461
TOTAL CONSUMER STAPLES		93,910,280
ENERGY 4.6%
Energy Equipment & Services 2.6%
Basic Energy Services, Inc.(a)	134,677	2,674,685
Bristow Group, Inc.(b)	166,062	7,839,787
Exterran Holdings, Inc.(a)	286,390	4,124,016
Gulf Island Fabrication, Inc.	65,900	1,931,529
Hornbeck Offshore Services, Inc.(a)(b)	155,811	6,349,298
ION Geophysical Corp.(a)	584,448	4,184,648
Lufkin Industries, Inc.	139,929	11,143,946
Matrix Service Co.(a)	118,825	1,573,243
OYO Geospace Corp.(a)	29,130	3,205,756
Pioneer Drilling Co.(a)	283,033	2,819,009
SEACOR Holdings, Inc.(a)	99,726	9,860,907
Tetra Technologies, Inc.(a)	354,833	3,225,432

Total		58,932,256
Oil, Gas & Consumable Fuels 2.0%
Approach Resources, Inc.(a)	122,140	4,221,158
Cloud Peak Energy, Inc.(a)	279,800	4,958,056
Comstock Resources, Inc.(a)	218,800	3,507,364
Contango Oil & Gas Co.(a)	58,545	3,722,291
Georesources, Inc.(a)	91,640	2,936,146
Gulfport Energy Corp.(a)	204,615	6,879,156
Overseas Shipholding Group, Inc.(b)	120,320	1,064,832
Penn Virginia Corp.	209,914	1,026,480
Petroleum Development Corp.(a)	108,423	3,528,084
Petroquest Energy, Inc.(a)(b)	262,235	1,599,634
Stone Energy Corp.(a)	224,933	7,186,609
Swift Energy Co.(a)	195,085	5,858,403

Total		46,488,213
TOTAL ENERGY		105,420,469
FINANCIALS 19.4%
Capital Markets 1.2%
Calamos Asset Management, Inc., Class A	92,445	1,133,376
Financial Engines, Inc.(a)	179,690	4,141,854
Investment Technology Group, Inc.(a)	183,696	2,112,504
Piper Jaffray Companies(a)	71,433	1,755,823
Prospect Capital Corp.(b)	557,795	6,029,764
Stifel Financial Corp.(a)	246,669	9,257,488
SWS Group, Inc.	134,785	753,448
Virtus Investment Partners, Inc.(a)	28,350	2,254,959

Total		27,439,216
Commercial Banks 5.6%
Bank of the Ozarks, Inc.(b)	130,626	3,833,873
BBCN Bancorp, Inc.(a)	358,095	3,670,474
Boston Private Financial Holdings, Inc.	358,248	3,414,104
City Holding Co.(b)	68,000	2,330,360
Columbia Banking System, Inc.	181,386	3,836,314
Community Bank System, Inc.(b)	177,700	4,854,764

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Small Cap Index Fund

February 29, 2012

Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS (cont.)
Commercial Banks (cont.)
First BanCorp(a)(b)	94,244	$364,724
First Commonwealth Financial Corp.	481,762	2,885,754
First Financial Bancorp	267,566	4,380,055
First Financial Bankshares, Inc.(b)	144,456	4,949,045
First Midwest Bancorp, Inc.	342,064	3,954,260
FNB Corp.	639,685	7,541,886
Glacier Bancorp, Inc.(b)	330,243	4,557,353
Hanmi Financial Corp.(a)	144,617	1,253,829
Home Bancshares, Inc.	102,555	2,584,386
Independent Bank Corp.(b)	98,665	2,712,301
National Penn Bancshares, Inc.	564,414	4,938,623
NBT Bancorp, Inc.	152,024	3,315,644
Old National Bancorp	435,117	5,256,213
PacWest Bancorp	154,000	3,352,580
Pinnacle Financial Partners, Inc.(a)(b)	157,569	2,609,343
PrivateBancorp, Inc.	273,667	3,968,172
S&T Bancorp, Inc.(b)	129,059	2,737,341
Simmons First National Corp., Class A(b)	79,302	2,084,850
Sterling Bancorp(b)	142,036	1,264,120
Susquehanna Bancshares, Inc.	856,784	7,942,388
Texas Capital Bancshares, Inc.(a)	172,030	5,830,097
Tompkins Financial Corp.	37,811	1,554,032
UMB Financial Corp.	148,401	6,180,902
Umpqua Holdings Corp.	526,001	6,480,332
United Bankshares, Inc.(b)	207,515	6,076,039
United Community Banks, Inc.(a)	87,201	782,193
Wilshire Bancorp, Inc.(a)	275,006	1,193,526
Wintrust Financial Corp.	165,021	5,562,858

Total		128,252,735
Consumer Finance 1.0%
Cash America International, Inc.	134,459	6,236,209
Ezcorp, Inc., Class A(a)	201,208	6,338,052
First Cash Financial Services, Inc.(a)	138,135	5,837,585
World Acceptance Corp.(a)	66,933	4,251,584

Total		22,663,430
Diversified Financial Services 0.1%
Interactive Brokers Group, Inc., Class A	177,855	2,820,780
Insurance 2.8%
AMERISAFE, Inc.(a)	82,945	1,871,239
Delphi Financial Group, Inc., Class A	250,753	11,173,554
eHealth, Inc.(a)	92,065	1,383,737
Employers Holdings, Inc.	160,171	2,769,357
Horace Mann Educators Corp.	183,345	3,177,369
Infinity Property & Casualty Corp.	54,352	2,980,120
Meadowbrook Insurance Group, Inc.	234,415	2,231,631
National Financial Partners Corp.(a)(b)	189,976	2,899,034
Navigators Group, Inc. (The)(a)	50,538	2,375,791
Presidential Life Corp.	97,798	1,058,174
ProAssurance Corp.	140,252	12,308,515
RLI Corp.(b)	76,462	5,356,928
Safety Insurance Group, Inc.	69,728	2,975,991
Selective Insurance Group, Inc.	248,970	4,277,305
Stewart Information Services Corp.(b)	88,636	1,164,677
Tower Group, Inc.	183,110	4,220,685
United Fire Group, Inc.	94,879	1,906,119

Total		64,130,226

Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS (cont.)
Real Estate Investment Trusts (REITs) 7.7%
Acadia Realty Trust	195,566	$4,144,044
BioMed Realty Trust, Inc.	706,413	13,012,127
Cedar Realty Trust, Inc.	256,114	1,219,103
Colonial Properties Trust	401,277	8,234,204
Cousins Properties, Inc.	472,740	3,493,549
DiamondRock Hospitality Co.	769,195	7,661,182
EastGroup Properties, Inc.(b)	123,261	5,939,948
Entertainment Properties Trust	214,581	9,763,435
Extra Space Storage, Inc.	433,382	11,428,283
Franklin Street Properties Corp.	331,349	3,416,208
Getty Realty Corp.(b)	124,205	2,111,485
Healthcare Realty Trust, Inc.	357,466	7,388,822
Inland Real Estate Corp.	355,365	3,081,015
Kilroy Realty Corp.	306,387	13,432,006
Kite Realty Group Trust	289,963	1,423,718
LaSalle Hotel Properties	384,762	10,265,450
Lexington Realty Trust(b)	616,547	5,333,132
LTC Properties, Inc.	139,309	4,299,076
Medical Properties Trust, Inc.	602,256	5,853,928
Mid-America Apartment Communities, Inc.	173,686	10,832,796
Parkway Properties, Inc.	101,018	1,009,170
Pennsylvania Real Estate Investment Trust	255,656	3,430,904
Post Properties, Inc.	238,217	10,402,936
PS Business Parks, Inc.	85,293	5,323,989
Saul Centers, Inc.	54,020	2,045,197
Sovran Self Storage, Inc.	127,899	6,076,482
Tanger Factory Outlet Centers	398,097	11,656,280
Universal Health Realty Income Trust	58,160	2,197,866
Urstadt Biddle Properties, Inc., Class A	105,993	2,015,987

Total		176,492,322
Real Estate Management & Development 0.1%
Forestar Group, Inc.(a)	162,262	2,545,891
Thrifts & Mortgage Finance 0.9%
Bank Mutual Corp.	212,297	834,327
Brookline Bancorp, Inc.	321,962	2,955,611
Dime Community Bancshares, Inc.	128,652	1,790,836
Northwest Bancshares, Inc.	447,735	5,650,416
Oritani Financial Corp.	210,370	2,741,121
Provident Financial Services, Inc.	247,115	3,395,360
TrustCo Bank Corp.	428,525	2,296,894
ViewPoint Financial Group	155,700	2,333,943

Total		21,998,508
TOTAL FINANCIALS		446,343,108
HEALTH CARE 10.6%
Biotechnology 0.8%
Arqule, Inc.(a)	246,912	1,753,075
Cubist Pharmaceuticals, Inc.(a)	282,736	12,118,065
Emergent Biosolutions, Inc.(a)	113,916	1,739,497
Momenta Pharmaceuticals, Inc.(a)	202,350	2,966,451
Savient Pharmaceuticals, Inc.(a)(b)	322,364	647,952

Total		19,225,040
Health Care Equipment & Supplies 3.2%
Abaxis, Inc.(a)	99,555	2,644,181
Align Technology, Inc.(a)	313,817	8,036,853
Analogic Corp.	56,157	3,198,141

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Small Cap Index Fund

February 29, 2012

Issuer	Shares	Value
Common Stocks (continued)
HEALTH CARE (cont.)
Health Care Equipment & Supplies (cont.)
Cantel Medical Corp.	90,344	$1,824,045
CONMED Corp.(a)	128,190	3,825,190
CryoLife, Inc.(a)	129,206	704,173
Cyberonics, Inc.(a)	114,148	4,249,730
Greatbatch, Inc.(a)	107,580	2,662,605
Haemonetics Corp.(a)	114,713	7,689,212
ICU Medical, Inc.(a)(b)	55,887	2,564,096
Integra LifeSciences Holdings Corp.(a)	91,156	2,880,530
Invacare Corp.	146,274	2,414,984
Kensey Nash Corp.	35,747	807,167
Meridian Bioscience, Inc.(b)	189,347	3,412,033
Merit Medical Systems, Inc.(a)	192,518	2,410,325
Natus Medical, Inc.(a)	134,994	1,413,387
Neogen Corp.(a)	107,340	3,724,698
NuVasive, Inc.(a)	194,015	3,044,095
Palomar Medical Technologies, Inc.(a)	89,607	989,261
SurModics, Inc.(a)	66,781	948,290
Symmetry Medical, Inc.(a)	166,763	1,207,364
West Pharmaceutical Services, Inc.	154,841	6,441,386
Zoll Medical Corp.(a)	101,711	7,440,160

Total		74,531,906
Health Care Providers & Services 3.2%
Air Methods Corp.(a)	51,945	4,686,997
Almost Family, Inc.(a)	37,869	866,443
Amedisys, Inc.(a)	135,152	1,736,703
AMN Healthcare Services, Inc.(a)(b)	185,744	991,873
Amsurg Corp.(a)	143,936	3,761,048
Bio-Reference Labs, Inc.(a)	114,225	2,300,491
Centene Corp.(a)	231,338	11,289,294
Chemed Corp.	91,312	5,644,908
Corvel Corp.(a)	29,424	1,334,084
Cross Country Healthcare, Inc.(a)	143,474	812,063
Ensign Group, Inc. (The)	75,510	2,069,729
Gentiva Health Services, Inc.(a)	141,433	1,110,249
Hanger Orthopedic Group, Inc.(a)	152,783	3,161,080
Healthways, Inc.(a)	152,870	1,215,316
IPC The Hospitalist Co., Inc.(a)	75,496	2,745,790
Kindred Healthcare, Inc.(a)	239,340	2,462,809
Landauer, Inc.	43,281	2,321,593
LHC Group, Inc.(a)	72,539	1,234,614
Magellan Health Services, Inc.(a)(b)	128,339	6,065,301
Molina Healthcare, Inc.(a)	130,082	4,417,585
MWI Veterinary Supply, Inc.(a)	58,400	5,055,688
PharMerica Corp.(a)	134,927	1,654,205
PSS World Medical, Inc.(a)	242,064	5,865,211

Total		72,803,074
Health Care Technology 0.6%
Computer Programs & Systems, Inc.	50,802	3,090,794
Medidata Solutions, Inc.(a)	101,300	2,019,922
Omnicell, Inc.(a)	152,551	2,276,061
Quality Systems, Inc.	181,050	7,761,613

Total		15,148,390
Life Sciences Tools & Services 0.5%
Affymetrix, Inc.(a)	323,625	1,349,516
Cambrex Corp.(a)	135,391	901,704
Enzo Biochem, Inc.(a)	154,838	399,482

Issuer	Shares	Value
Common Stocks (continued)
HEALTH CARE (cont.)
Life Sciences Tools & Services (cont.)
eResearchTechnology, Inc.(a)	201,264	$1,284,064
Parexel International Corp.(a)	271,701	6,651,241

Total		10,586,007
Pharmaceuticals 2.3%
Akorn, Inc.(a)	308,730	3,868,387
Hi-Tech Pharmacal Co., Inc.(a)(b)	46,900	1,872,248
Medicines Co. (The)(a)	243,760	5,223,777
Par Pharmaceutical Companies, Inc.(a)	164,948	6,121,220
Questcor Pharmaceuticals, Inc.(a)	288,035	11,204,562
Salix Pharmaceuticals Ltd.(a)	271,557	13,393,191
Viropharma, Inc.(a)	323,950	10,385,837

Total		52,069,222
TOTAL HEALTH CARE		244,363,639
INDUSTRIALS 15.5%
Aerospace & Defense 2.2%
AAR Corp.	178,450	3,934,823
Aerovironment, Inc.(a)	81,393	2,318,073
American Science & Engineering, Inc.	41,022	2,982,299
Ceradyne, Inc.	111,121	3,434,750
Cubic Corp.	72,423	3,461,819
Curtiss-Wright Corp.	214,385	7,964,403
GenCorp, Inc.(a)	274,058	1,644,348
Moog, Inc., Class A(a)	207,725	9,121,205
National Presto Industries, Inc.(b)	22,073	1,911,301
Orbital Sciences Corp.(a)	269,789	3,790,535
Teledyne Technologies, Inc.(a)	169,742	10,116,623

Total		50,680,179
Air Freight & Logistics 0.4%
Forward Air Corp.	131,076	4,413,329
HUB Group, Inc., Class A(a)	172,299	6,139,013

Total		10,552,342
Airlines 0.3%
Allegiant Travel Co.(a)	69,165	3,456,867
Skywest, Inc.	232,914	2,659,878

Total		6,116,745
Building Products 1.2%
AAON, Inc.(b)	86,021	1,595,690
AO Smith Corp.	178,514	8,061,692
Apogee Enterprises, Inc.	130,046	1,725,710
Gibraltar Industries, Inc.(a)(b)	139,714	1,930,848
Griffon Corp.	211,807	2,264,217
NCI Building Systems, Inc.(a)	91,398	1,105,916
Quanex Building Products Corp.	170,023	2,892,091
Simpson Manufacturing Co., Inc.	185,759	5,539,333
Universal Forest Products, Inc.	89,819	2,886,783

Total		28,002,280
Commercial Services & Supplies 2.5%
ABM Industries, Inc.	220,071	4,995,612
Consolidated Graphics, Inc.(a)	41,005	1,914,523
Encore Capital Group, Inc.(a)	100,145	2,231,231
G&K Services, Inc., Class A	86,429	2,880,679
Geo Group, Inc. (The)(a)	287,522	5,063,262
Healthcare Services Group, Inc.	306,583	5,972,237

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Small Cap Index Fund

February 29, 2012

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS (cont.)
Commercial Services & Supplies (cont.)
Interface, Inc., Class A	264,617	$3,241,558
Mobile Mini, Inc.(a)	161,115	3,480,084
Portfolio Recovery Associates, Inc.(a)	78,589	5,480,011
Standard Register Co. (The)(b)	56,108	88,090
SYKES Enterprises, Inc.(a)	182,172	2,510,330
Tetra Tech, Inc.(a)	287,174	7,052,993
Unifirst Corp.	70,260	4,221,221
United Stationers, Inc.	195,964	5,690,794
Viad Corp.	92,430	1,798,688

Total		56,621,313
Construction & Engineering 0.8%
Aegion Corp.(a)	179,069	3,153,405
Comfort Systems U.S.A., Inc.(b)	171,995	1,967,623
Dycom Industries, Inc.(a)	154,531	3,288,420
EMCOR Group, Inc.	306,367	8,517,003
Orion Marine Group, Inc.(a)	124,525	909,032

Total		17,835,483
Electrical Equipment 1.8%
AZZ, Inc.	57,715	2,897,293
Belden, Inc.	213,946	8,444,449
Brady Corp., Class A	240,661	7,689,119
Encore Wire Corp.	88,210	2,569,557
EnerSys(a)	219,050	7,355,699
Franklin Electric Co., Inc.	86,350	4,318,363
II-VI, Inc.(a)	250,580	5,861,066
Powell Industries, Inc.(a)	41,006	1,344,587
Vicor Corp.	90,260	732,911

Total		41,213,044
Industrial Conglomerates 0.1%
Standex International Corp.	58,074	2,219,008
Machinery 3.8%
Actuant Corp., Class A	316,512	8,916,143
Albany International Corp., Class A(b)	129,237	3,091,349
Astec Industries, Inc.(a)	91,706	3,480,243
Barnes Group, Inc.	216,176	5,988,075
Briggs & Stratton Corp.(b)	229,890	3,894,336
Cascade Corp.	39,695	2,113,362
CIRCOR International, Inc.	79,260	2,624,299
EnPro Industries, Inc.(a)(b)	95,435	3,608,397
ESCO Technologies, Inc.	122,491	4,383,953
Federal Signal Corp.(a)	285,605	1,342,343
John Bean Technologies Corp.	131,597	2,272,680
Kaydon Corp.	147,521	5,549,740
Lindsay Corp.	58,199	3,817,272
Lydall, Inc.(a)	78,752	717,431
Mueller Industries, Inc.	175,526	8,074,196
Robbins & Myers, Inc.	210,790	10,288,660
Tennant Co.	86,395	3,545,651
Toro Co. (The)	140,827	9,539,621
Watts Water Technologies, Inc., Class A	133,418	5,275,348

Total		88,523,099
Professional Services 1.0%
CDI Corp.	58,999	885,575
Dolan Co. (The)(a)	138,566	1,244,323
Exponent, Inc.(a)	60,806	2,932,066

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS (cont.)
Professional Services (cont.)
Heidrick & Struggles International, Inc.(b)	81,935	$1,664,919
Insperity, Inc.	103,125	3,107,156
Kelly Services, Inc., Class A	130,185	1,952,775
Navigant Consulting, Inc.(a)	240,075	3,243,413
On Assignment, Inc.(a)	169,292	2,349,773
Resources Connection, Inc.	202,790	2,650,465
TrueBlue, Inc.(a)	184,098	3,048,663

Total		23,079,128
Road & Rail 0.9%
Arkansas Best Corp.	116,740	2,077,972
Heartland Express, Inc.	264,469	3,826,866
Knight Transportation, Inc.	269,700	4,619,961
Old Dominion Freight Line, Inc.(a)	216,313	9,411,779

Total		19,936,578
Trading Companies & Distributors 0.5%
Applied Industrial Technologies, Inc.	192,793	7,744,495
Kaman Corp.	120,343	4,150,630
Lawson Products, Inc.	17,294	282,065

Total		12,177,190
TOTAL INDUSTRIALS		356,956,389
INFORMATION TECHNOLOGY 19.3%
Communications Equipment 1.5%
Arris Group, Inc.(a)	541,368	6,166,181
Bel Fuse, Inc., Class B	46,666	815,722
Black Box Corp.	81,214	2,186,281
Comtech Telecommunications Corp.	93,500	3,017,245
Digi International, Inc.(a)	117,744	1,323,443
Harmonic, Inc.(a)	532,785	3,138,104
Netgear, Inc.(a)	172,481	6,480,111
Oplink Communications, Inc.(a)	87,940	1,443,095
PC-Tel, Inc.	83,715	615,305
Symmetricom, Inc.(a)	195,390	1,146,939
Viasat, Inc.(a)	193,958	8,947,283

Total		35,279,709
Computers & Peripherals 0.7%
Avid Technology, Inc.(a)	134,759	1,435,183
Intermec, Inc.(a)	235,339	1,760,336
Intevac, Inc.(a)	105,991	837,329
Novatel Wireless, Inc.(a)	147,237	505,023
Stratasys, Inc.(a)	97,366	3,586,963
Super Micro Computer, Inc.(a)	126,390	2,090,491
Synaptics, Inc.(a)	147,870	5,434,222

Total		15,649,547
Electronic Equipment, Instruments & Components 4.5%
Agilysys, Inc.(a)	69,616	560,409
Anixter International, Inc.(a)	127,109	8,839,160
Badger Meter, Inc.(b)	69,411	2,232,952
Benchmark Electronics, Inc.(a)	265,271	4,355,750
Brightpoint, Inc.(a)	313,191	2,756,081
Checkpoint Systems, Inc.(a)	184,402	2,046,862
Cognex Corp.	193,238	8,239,668
CTS Corp.	157,624	1,568,359
Daktronics, Inc.	169,134	1,522,206
DTS, Inc.(a)	76,681	2,153,202

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia Small Cap Index Fund

February 29, 2012

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY (cont.)
Electronic Equipment, Instruments & Components (cont.)
Electro Scientific Industries, Inc.	111,136	$1,538,122
FARO Technologies, Inc.(a)	76,330	4,233,262
FEI Co.(a)	172,526	7,680,857
Insight Enterprises, Inc.(a)	201,504	4,211,434
Littelfuse, Inc.	98,995	5,239,805
Measurement Specialties, Inc.(a)	68,980	2,243,230
Mercury Computer Systems, Inc.(a)	140,548	2,019,675
Methode Electronics, Inc.(b)	170,006	1,555,555
MTS Systems Corp.	72,023	3,537,049
Newport Corp.(a)	172,611	2,886,056
OSI Systems, Inc.(a)	90,235	5,323,865
Park Electrochemical Corp.	95,316	2,716,506
Plexus Corp.(a)	158,984	5,516,745
Pulse Electronics Corp.	189,535	583,768
Radisys Corp.(a)	104,445	782,293
Rofin-Sinar Technologies, Inc.(a)	130,870	3,070,210
Rogers Corp.(a)	74,335	2,757,085
Scansource, Inc.(a)	124,843	4,619,191
SYNNEX Corp.(a)	118,088	4,868,768
TTM Technologies, Inc.(a)	235,294	2,755,293

Total		102,413,418
Internet Software & Services 1.7%
comScore, Inc.(a)	151,694	3,335,751
DealerTrack Holdings, Inc.(a)	190,536	5,306,428
Digital River, Inc.(a)	171,450	3,026,093
InfoSpace, Inc.(a)	181,053	2,102,025
j2 Global, Inc.(b)	217,850	6,441,824
Liquidity Services, Inc.(a)	106,630	4,611,747
LivePerson, Inc.(a)	217,675	3,282,539
LogMeIn, Inc.(a)	97,140	3,580,580
Perficient, Inc.(a)	140,557	1,697,929
Stamps.com, Inc.(a)	57,890	1,496,457
United Online, Inc.	409,452	2,071,827
XO Group, Inc.(a)	131,560	1,189,302

Total		38,142,502
IT Services 2.1%
CACI International, Inc., Class A(a)	121,334	7,175,693
Cardtronics, Inc.(a)	201,420	5,355,758
Ciber, Inc.(a)	331,880	1,453,634
CSG Systems International, Inc.(a)	155,662	2,492,149
Forrester Research, Inc.(a)	67,661	2,180,714
Heartland Payment Systems, Inc.	181,210	5,131,867
Higher One Holdings, Inc.(a)(b)	142,700	2,097,690
iGate Corp.(a)	137,800	2,401,854
MAXIMUS, Inc.	154,241	6,433,392
NCI, Inc., Class A(a)	36,197	260,618
TeleTech Holdings, Inc.(a)	116,072	1,772,420
Virtusa Corp.(a)	86,190	1,347,150
Wright Express Corp.(a)	177,540	10,986,175

Total		49,089,114
Semiconductors & Semiconductor Equipment 4.9%
Advanced Energy Industries, Inc.(a)	203,775	2,445,300
ATMI, Inc.(a)	145,503	3,205,431
Brooks Automation, Inc.	297,021	3,549,401
Cabot Microelectronics Corp.	103,633	5,207,558
Ceva, Inc.(a)	108,055	2,663,556

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY (cont.)
Semiconductors & Semiconductor Equipment (cont.)
Cirrus Logic, Inc.(a)	293,560	$6,922,145
Cohu, Inc.	110,947	1,244,825
Cymer, Inc.(a)	140,401	6,455,638
Diodes, Inc.(a)	169,678	4,214,802
DSP Group, Inc.(a)	105,734	675,640
Entropic Communications, Inc.(a)(b)	398,560	2,457,122
Exar Corp.(a)	205,798	1,440,586
GT Advanced Technologies, Inc.(a)	549,930	4,707,401
Hittite Microwave Corp.(a)	128,079	7,323,557
Kopin Corp.(a)	311,578	1,121,681
Kulicke & Soffa Industries, Inc.(a)	333,844	3,759,083
Micrel, Inc.	228,679	2,440,005
Microsemi Corp.(a)	395,872	8,281,642
MKS Instruments, Inc.	240,808	7,212,200
Monolithic Power Systems, Inc.(a)	136,185	2,531,679
Nanometrics, Inc.(a)	78,360	1,375,218
Pericom Semiconductor Corp.(a)	111,668	858,727
Power Integrations, Inc.	128,800	4,804,240
Rubicon Technology, Inc.(a)(b)	79,805	715,851
Rudolph Technologies, Inc.(a)	146,328	1,444,257
Sigma Designs, Inc.(a)	147,619	848,809
Standard Microsystems Corp.(a)	104,747	2,680,476
STR Holdings, Inc.(a)(b)	190,665	1,353,721
Supertex, Inc.(a)	55,359	1,021,927
Tessera Technologies, Inc.(a)	236,627	3,975,334
TriQuint Semiconductor, Inc.(a)	763,347	4,915,955
Ultratech, Inc.(a)	118,043	3,211,950
Veeco Instruments, Inc.(a)(b)	177,788	4,807,388
Volterra Semiconductor Corp.(a)	112,890	3,469,110

Total		113,342,215
Software 3.9%
Blackbaud, Inc.	198,958	6,277,125
Bottomline Technologies, Inc.(a)	165,425	4,648,443
CommVault Systems, Inc.(a)	199,874	10,307,502
Ebix, Inc.(b)	143,523	3,344,086
EPIQ Systems, Inc.	145,978	1,677,287
Interactive Intelligence Group, Inc.(a)	65,687	1,839,236
JDA Software Group, Inc.(a)	195,426	4,897,376
Manhattan Associates, Inc.(a)	95,028	4,405,498
MicroStrategy, Inc., Class A(a)	37,083	5,028,084
Monotype Imaging Holdings, Inc.(a)	165,420	2,320,843
Netscout Systems, Inc.(a)	158,232	3,359,265
Opnet Technologies, Inc.	68,210	1,947,396
Progress Software Corp.(a)	293,996	6,817,767
Sourcefire, Inc.(a)	131,800	5,933,636
Synchronoss Technologies, Inc.(a)	122,635	4,103,367
Take-Two Interactive Software, Inc.(a)(b)	397,950	6,148,327
Taleo Corp., Class A(a)	190,538	8,730,451
Tyler Technologies, Inc.(a)	111,886	4,225,934
Websense, Inc.(a)	178,260	3,210,463

Total		89,222,086
TOTAL INFORMATION TECHNOLOGY		443,138,591
MATERIALS 5.3%
Chemicals 2.3%
A. Schulman, Inc.	134,944	3,486,953
American Vanguard Corp.	106,779	1,763,989

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Columbia Small Cap Index Fund

February 29, 2012

Issuer	Shares	Value
Common Stocks (continued)
MATERIALS (cont.)
Chemicals (cont.)
Balchem Corp.	133,065	$3,626,021
Calgon Carbon Corp.(a)	260,270	3,932,680
H.B. Fuller Co.	224,816	6,773,706
Hawkins, Inc.	41,015	1,589,331
Koppers Holdings, Inc.	94,625	3,560,739
Kraton Performance Polymers, Inc.(a)	147,385	4,095,829
LSB Industries, Inc.(a)	84,935	3,416,086
OM Group, Inc.(a)	148,447	4,079,324
PolyOne Corp.	416,834	5,598,081
Quaker Chemical Corp.	59,120	2,436,335
Stepan Co.	38,061	3,327,673
Tredegar Corp.	107,339	2,494,558
Zep, Inc.	100,953	1,531,457

Total		51,712,762
Construction Materials 0.5%
Eagle Materials, Inc.	206,200	6,470,556
Headwaters, Inc.(a)	279,850	850,744
Texas Industries, Inc.(b)	128,058	4,332,202

Total		11,653,502
Containers & Packaging 0.1%
Myers Industries, Inc.	153,251	2,041,303
Metals & Mining 1.3%
AK Steel Holding Corp.(b)	506,390	4,010,609
AM Castle & Co.(a)	76,173	872,181
AMCOL International Corp.	114,889	3,369,694
Century Aluminum Co.(a)	251,015	2,462,457
Haynes International, Inc.	55,465	3,510,380
Kaiser Aluminum Corp.	72,640	3,511,417
Materion Corp.(a)	93,265	2,737,328
Olympic Steel, Inc.	42,073	986,191
RTI International Metals, Inc.(a)	138,615	3,124,382
Suncoke Energy, Inc.(a)	321,460	4,606,522

Total		29,191,161
Paper & Forest Products 1.1%
Buckeye Technologies, Inc.	180,663	6,171,448
Clearwater Paper Corp.(a)	104,461	3,584,057
Deltic Timber Corp.	49,711	3,241,654
KapStone Paper and Packaging Corp.(a)	178,990	3,597,699
Neenah Paper, Inc.	69,012	1,924,745
Schweitzer-Mauduit International, Inc.	74,231	5,199,882
Wausau Paper Corp.	225,812	2,109,084

Total		25,828,569
TOTAL MATERIALS		120,427,297
TELECOMMUNICATION SERVICES 0.6%
Diversified Telecommunication Services 0.5%
Atlantic Tele-Network, Inc.	42,460	1,627,067
Cbeyond, Inc.(a)	139,420	1,070,746
Cincinnati Bell, Inc.(a)	899,070	3,371,512
General Communication, Inc., Class A(a)	160,127	1,695,745
Lumos Networks Corp.	67,840	868,352
Neutral Tandem, Inc.(a)	144,418	1,611,705

Total		10,245,127

Issuer	Shares	Value
Common Stocks (continued)
TELECOMMUNICATION SERVICES (cont.)
Wireless Telecommunication Services 0.1%
NTELOS Holdings Corp.	68,690	$1,597,043
U.S.A. Mobility, Inc.	101,528	1,392,964

Total		2,990,007
TOTAL TELECOMMUNICATION SERVICES		13,235,134
UTILITIES 4.1%
Electric Utilities 1.3%
Allete, Inc.	148,765	6,185,649
Central Vermont Public Service Corp.	61,669	2,173,216
El Paso Electric Co.	184,821	6,049,191
UIL Holdings Corp.	231,634	8,165,098
Unisource Energy Corp.	169,556	6,237,965

Total		28,811,119
Gas Utilities 2.0%
Laclede Group, Inc. (The)	102,953	4,230,339
New Jersey Resources Corp.	190,356	8,887,722
Northwest Natural Gas Co.(b)	122,613	5,611,997
Piedmont Natural Gas Co., Inc.	331,421	10,738,040
South Jersey Industries, Inc.	138,435	7,198,620
Southwest Gas Corp.(b)	210,844	8,992,497

Total		45,659,215
Multi-Utilities 0.7%
Avista Corp.	267,347	6,603,471
CH Energy Group, Inc.	68,361	4,557,628
NorthWestern Corp.	166,530	5,783,587

Total		16,944,686
Water Utilities 0.1%
American States Water Co.	86,055	3,171,987
TOTAL UTILITIES		94,587,007
Total Common Stocks
(Cost: $1,805,350,603)		$2,270,135,509

Rights —%
INFORMATION TECHNOLOGY —%
Electronic Equipment, Instruments & Components —%
Gerber Scientific, Inc.(a)(c)(d)(e)	112,391	$—
TOTAL INFORMATION TECHNOLOGY		—
Total Rights
(Cost: $—)		$—

Money Market Funds 1.6%
Columbia Short-Term Cash Fund, 0.166%(f)(g)	37,258,392	$37,258,392
Total Money Market Funds
(Cost: $37,258,392)		$37,258,392

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Columbia Small Cap Index Fund

February 29, 2012

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 3.1%
Asset-Backed Commercial Paper 0.1%
Rhein-Main Securitisation Ltd.
03/21/12	0.700%	$1,998,950	$1,998,950

Total			1,998,950
Certificates of Deposit 0.2%
Australia and New Zealand Bank Group, Ltd.
03/09/12	0.500%	2,000,000	2,000,000
Standard Chartered Bank PLC
03/05/12	0.630%	1,000,000	1,000,000
04/03/12	0.570%	2,000,000	2,000,000

Total			5,000,000
Commercial Paper 0.3%
Caisse d’Amortissement de la Dette Sociale
05/02/12	0.671%	1,996,613	1,996,613
Foreningsparbanken (Swedbank)
03/21/12	0.425%	2,998,087	2,998,087
State Development Bank of NorthRhine-Westphalia
03/13/12	0.240%	1,999,613	1,999,613

Total			6,994,313
Other Short-Term Obligations 0.1%
Natixis Financial Products LLC
03/01/12	0.470%	3,000,000	3,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements 2.4%
Citigroup Global Markets, Inc. dated 02/29/12, matures 03/01/12, repurchase price $5,000,018(h)
	0.130%	$5,000,000	$5,000,000
	0.130%	5,000,000	5,000,000
Credit Suisse Securities (USA) LLC dated 02/29/12, matures 03/01/12, repurchase price $19,069,088(h)
	0.160%	19,069,004	19,069,004
Mizuho Securities USA, Inc. dated 02/29/12, matures 03/01/12, repurchase price $15,000,092(h)
	0.220%	15,000,000	15,000,000
Natixis Financial Products, Inc. dated 02/29/12, matures 03/01/12, repurchase price $5,000,031(h)
	0.220%	5,000,000	5,000,000
Pershing LLC dated 02/29/12, matures 03/01/12, repurchase price $5,000,040(h)
	0.290%	5,000,000	5,000,000

Total			54,069,004
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $71,062,267)			$71,062,267
Total Investments
(Cost: $1,913,671,262)			$2,378,456,168
Other Assets & Liabilities, Net			(80,174,125)
Net Assets			$2,298,282,043

Investment in Derivatives

Futures Contracts Outstanding at February 29, 2012

At February 29, 2012, $6,160,000 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Russell 2000 Mini Index	347	$28,034,130	March 2012	$2,298,727	$—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At February 29, 2012, security was partially or fully on loan.

(c)	Negligible market value.

(d)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at February 29, 2012 was $0. Information concerning such security holdings at February 29, 2012 was as follows:

Security Description	Acquisition Dates	Cost
Gerber Scientific, Inc.	08/22/11	$—

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2012, the value of these securities amounted to $0, which represents 0.00% of the net assets.

(f)	The rate shown is the seven-day current annualized yield at February 29, 2012.

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Columbia Small Cap Index Fund

February 29, 2012

Notes to Portfolio of Investments (continued)

(g)	Investments in affiliates during the year ended February 29, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$330,726,286	$(293,467,894)	$—	$37,258,392	$41,752	$37,258,392

(h)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Citigroup Global Markets, Inc. (0.130%)

Security Description	Value
Fannie Mae REMICS	$2,392,734
Fannie Mae-Aces	264,929
Freddie Mac REMICS	1,919,413
Government National Mortgage Association	522,924
Total Market Value of Collateral Securities	$5,100,000

Citigroup Global Markets, Inc. (0.130%)
Security Description	Value
Fannie Mae REMICS	$2,392,734
Fannie Mae-Aces	264,929
Freddie Mac REMICS	1,919,413
Government National Mortgage Association	522,924
Total Market Value of Collateral Securities	$5,100,000

Credit Suisse Securities (USA) LLC (0.160%)
Security Description	Value
Ginnie Mae I Pool	$13,651,554
Ginnie Mae II Pool	5,798,874
Total Market Value of Collateral Securities	$19,450,428

Mizuho Securities USA, Inc. (0.220%)
Security Description	Value
Fannie Mae Pool	$4,846,025
Freddie Mac Gold Pool	79,288
Freddie Mac REMICS	896,570
Ginnie Mae I Pool	6,003,995
Ginnie Mae II Pool	2,863,894
Government National Mortgage Association	610,228
Total Market Value of Collateral Securities	$15,300,000

Natixis Financial Products, Inc. (0.220%)
Security Description	Value
Fannie Mae Pool	$251,534
Fannie Mae REMICS	1,873,339
Freddie Mac Gold Pool	230,300
Freddie Mac REMICS	1,104,611
Government National Mortgage Association	329,725
United States Treasury Note/Bond	1,310,522
Total Market Value of Collateral Securities	$5,100,031

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Columbia Small Cap Index Fund

February 29, 2012

Notes to Portfolio of Investments (continued)

Pershing LLC (0.290%)
Security Description	Value
Fannie Mae Pool	$816,268
Fannie Mae REMICS	688,358
Fannie Mae-Aces	6,936
Federal Farm Credit Bank	61,684
Federal Home Loan Banks	66,346
Federal Home Loan Mortgage Corp	156,390
Federal National Mortgage Association	192,890
Freddie Mac Gold Pool	331,226
Freddie Mac Non Gold Pool	92,509
Freddie Mac Reference REMIC	22
Freddie Mac REMICS	641,140
Ginnie Mae I Pool	836,677
Ginnie Mae II Pool	745,953
Government National Mortgage Association	267,669
United States Treasury Note/Bond	184,593
United States Treasury Strip Coupon	11,339
Total Market Value of Collateral Securities	$5,100,000

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Columbia Small Cap Index Fund

February 29, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of February 29, 2012:

	Fair value at February 29, 2012
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$351,753,595	$—	$—	$351,753,595
Consumer Staples	93,910,280	—	—	93,910,280
Energy	105,420,469	—	—	105,420,469
Financials	446,343,108	—	—	446,343,108
Health Care	244,363,639	—	—	244,363,639
Industrials	356,956,389	—	—	356,956,389
Information Technology	443,138,591	—	—	443,138,591
Materials	120,427,297	—	—	120,427,297
Telecommunication Services	13,235,134	—	—	13,235,134
Utilities	94,587,007	—	—	94,587,007
Total Equity Securities	2,270,135,509	—	—	2,270,135,509
Other
Money Market Funds	37,258,392	—	—	37,258,392
Investments of Cash Collateral Received for Securities on Loan	—	71,062,267	—	71,062,267
Total Other	37,258,392	71,062,267	—	108,320,659
Investments in Securities	2,307,393,901	71,062,267	—	2,378,456,168
Derivatives(c)
Assets
Futures Contracts	2,298,727	—	—	2,298,727
Total	$2,309,692,628	$71,062,267	$—	$2,380,754,895

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Statement of Assets and Liabilities – Columbia Small Cap Index Fund

February 29, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,805,350,603)	$2,270,135,509
Affiliated issuers (identified cost $37,258,392)	37,258,392
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $16,993,263)	16,993,263
Repurchase agreements (identified cost $54,069,004)	54,069,004
Total investments (identified cost $1,913,671,262)	2,378,456,168
Margin deposits on futures contracts	6,160,000
Receivable for:
Investments sold	415,423
Capital shares sold	3,525,147
Dividends	1,669,603
Interest	93,556
Expense reimbursement due from Investment Manager	728
Total assets	2,390,320,625

Liabilities
Due upon return of securities on loan	71,062,267
Payable for:
Capital shares purchased	19,970,972
Variation margin on futures contracts	901,600
Investment management fees	6,420
Distribution fees	4,442
Administration fees	6,420
Plan administration fees	2,059
Other expenses	84,402
Total liabilities	92,038,582
Net assets applicable to outstanding capital stock	$2,298,282,043

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Statement of Assets and Liabilities (continued) – Columbia Small Cap Index Fund

February 29, 2012

Represented by
Paid-in capital	$1,843,220,594
Undistributed net investment income	221,253
Accumulated net realized loss	(12,243,437)
Unrealized appreciation (depreciation) on:
Investments	464,784,906
Futures contracts	2,298,727
Total — representing net assets applicable to outstanding capital stock	$2,298,282,043
*Value of securities on loan	$67,724,348
Net assets applicable to outstanding shares
Class A	$570,805,852
Class B	$17,410,256
Class I	$2,699
Class R4	$9,858,116
Class Z	$1,700,205,120
Shares outstanding
Class A	32,154,839
Class B	981,843
Class I	152
Class R4	553,826
Class Z	95,477,768
Net asset value per share
Class A	$17.75
Class B	$17.73
Class I	$17.76
Class R4	$17.80
Class Z	$17.81

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Statement of Operations – Columbia Small Cap Index Fund

Year ended February 29, 2012

Net investment income
Income:
Dividends	$23,175,800
Interest	1,303
Dividends from affiliates	41,752
Income from securities lending – net	886,548
Total income	24,105,403
Expenses:
Investment management fees	2,072,518
Distribution fees
Class B	104,604
Service fees
Class B	34,868
Distribution and service fees – Class A	1,098,118
Administration fees	2,072,518
Plan administration fees
Class R4	16,539
Compensation of board members	36,773
Other	16,937
Total expenses	5,452,875
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(61,413)
Expense reductions	(6,267)
Total net expenses	5,385,195
Net investment income	18,720,208

Realized and unrealized gain (loss) – net
Net realized gain (loss) on:
Investments	122,879,489
Futures contracts	1,134,941
Net realized gain	124,014,430
Net change in unrealized appreciation (depreciation) on:
Investments	(39,470,187)
Futures contracts	1,587,699
Net change in unrealized depreciation	(37,882,488)
Net realized and unrealized gain	86,131,942
Net increase in net assets resulting from operations	$104,852,150

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Statement of Changes in Net Assets – Columbia Small Cap Index Fund

	Year ended February 29, 2012(a)(b)	Year ended February 28, 2011

Operations
Net investment income	$18,720,208	$14,971,558
Net realized gain	124,014,430	95,162,414
Net change in unrealized appreciation (depreciation)	(37,882,488)	321,416,882
Net increase in net assets resulting from operations	104,852,150	431,550,854

Distributions to shareholders from:
Net investment income
Class A	(3,701,970)	(1,129,698)
Class B	(12,461)	—
Class I	(24)	—
Class R4	(64,558)	—
Class Z	(14,626,391)	(14,228,716)
Net realized gains
Class A	(19,220,754)	(896,978)
Class B	(462,560)	—
Class I	(70)	—
Class R4	(250,641)	—
Class Z	(85,869,199)	(8,701,851)
Total distributions to shareholders	(124,208,628)	(24,957,243)
Increase (decrease) in net assets from share transactions	452,887,679	51,910,164
Proceeds from regulatory settlements (Note 6)	20,242	—
Total increase in net assets	433,551,443	458,503,775
Net assets at beginning of year	1,864,730,600	1,406,226,825
Net assets at end of year	$2,298,282,043	$1,864,730,600
Undistributed (excess of distributions over) net investment income	$221,253	$(6,315)

(a)	Class B and Class R4 shares are for the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(b)	Class I shares are for the period from November 16, 2011 (commencement of operations) to February 29, 2012.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Statement of Changes in Net Assets (continued) – Columbia Small Cap Index Fund

	Year ended February 29, 2012(a)(b)		Year ended February 28, 2011
	Shares	Dollars ($)	Shares	Dollars ($)

Capital stock activity
Class A shares
Subscriptions(c)	7,323,046	125,611,197	6,068,664	95,108,606
Fund merger	20,611,091	361,216,966	—	—
Distributions reinvested	1,345,701	22,192,742	113,006	1,927,875
Redemptions	(7,319,115)	(123,339,421)	(2,874,865)	(45,040,444)
Net increase	21,960,723	385,681,484	3,306,805	51,996,037
Class B shares
Subscriptions	13,734	228,153	—	—
Fund merger	1,666,330	29,135,680	—	—
Distributions reinvested	29,110	467,212	—	—
Redemptions(c)	(727,331)	(12,870,503)	—	—
Net increase	981,843	16,960,542	—	—
Class I shares
Subscriptions	152	2,500	—	—
Net increase	152	2,500	—	—
Class R4 shares
Subscriptions	109,033	1,879,937	—	—
Fund merger	558,110	9,804,641	—	—
Distributions reinvested	19,581	315,054	—	—
Redemptions	(132,898)	(2,292,545)	—	—
Net increase	553,826	9,707,087	—	—
Class Z shares
Subscriptions	16,655,344	282,842,375	14,971,394	238,197,658
Distributions reinvested	4,048,483	68,860,680	873,176	14,893,636
Redemptions	(18,313,870)	(311,166,989)	(16,277,274)	(253,177,167)
Net increase (decrease)	2,389,957	40,536,066	(432,704)	(85,873)
Total net increase	25,886,501	452,887,679	2,874,101	51,910,164

(a)	Class B and Class R4 shares are for the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(b)	Class I shares are for the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(c)	Includes conversions of Class B shares to Class A shares, if any.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Financial Highlights – Columbia Small Cap Index Fund

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Feb. 29, 2012		Year ended Feb. 28,				Year ended Feb. 29, 2008
			2011	2010	2009
Class A
Per share data
Net asset value, beginning of period	$18.01		$13.97	$8.58	$17.70		$22.19
Income from investment operations:
Net investment income	0.12		0.12	0.08	0.17		0.18
Net realized and unrealized gain (loss)	0.66		4.14	5.40	(7.25)		(2.05)
Total from investment operations	0.78		4.26	5.48	(7.08)		(1.87)
Less distributions to shareholders from:
Net investment income	(0.12)		(0.12)	(0.09)	(0.17)		(0.17)
Net realized gains	(0.92)		(0.10)	—	(1.87)		(2.45)
Total distributions to shareholders	(1.04)		(0.22)	(0.09)	(2.04)		(2.62)
Proceeds from regulatory settlement	0.00	(a)	—	0.00 (a)	—		—
Net asset value, end of period	$17.75		$18.01	$13.97	$8.58		$17.70
Total return	4.65%		30.55%	63.90%	(42.43%	)	(9.74%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.45%		0.45%	0.45%	0.45%	(c)	0.45%	(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	0.45%	(e)	0.45%	0.45%	0.45%	(c)(e)	0.45%	(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.45%		0.45%	0.45%	0.45%		0.45%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	0.45%	(e)	0.45%	0.45%	0.45%	(e)	0.45%	(e)
Net investment income	0.74%	(e)	0.73%	0.68%	1.15%	(e)	0.81%	(e)
Supplemental data
Net assets, end of period (in thousands)	$570,806		$183,578	$96,238	$33,273		$46,078
Portfolio turnover	20%		14%	14%	35%		24%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

22

Financial Highlights (continued) – Columbia Small Cap Index Fund

	Year ended Feb. 29, 2012(a)
Class B
Per share data
Net asset value, beginning of period	$17.82
Income from investment operations:
Net investment income	(0.00	)(b)
Net realized and unrealized gain	0.84
Total from investment operations	0.84
Less distributions to shareholders from:
Net investment income	(0.01)
Net realized gains	(0.92)
Total distributions to shareholders	(0.93)
Proceeds from regulatory settlement	0.00	(b)
Net asset value, end of period	$17.73
Total return	4.97%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.20%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.20%	(d)(f)
Net investment income	0.01%	(d)
Supplemental data
Net assets, end of period (in thousands)	$17,410
Portfolio turnover	20%

Notes to Financial Highlights

(a)	For the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(b)	Rounds to less than $0.01.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

23

Financial Highlights (continued) – Columbia Small Cap Index Fund

	Year ended Feb. 29, 2012(a)
Class I
Per share data
Net asset value, beginning of period	$16.47
Income from investment operations:
Net investment income	0.05
Net realized and unrealized gain	1.87
Total from investment operations	1.92
Less distributions to shareholders from:
Net investment income	(0.17)
Net realized gains	(0.46)
Total distributions to shareholders	(0.63)
Proceeds from regulatory settlement	0.00	(b)
Net asset value, end of period	$17.76
Total return	12.03%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.17%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.17%	(d)
Net investment income	1.09%	(d)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	20%

Notes to Financial Highlights

(a)	For the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(b)	Rounds to less than $0.01.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

24

Financial Highlights (continued) – Columbia Small Cap Index Fund

	Year ended Feb. 29, 2012(a)
Class R4
Per share data
Net asset value, beginning of period	$17.87
Income from investment operations:
Net investment income	0.13
Net realized and unrealized gain	0.84
Total from investment operations	0.97
Less distributions to shareholders from:
Net investment income	(0.12)
Net realized gains	(0.92)
Total distributions to shareholders	(1.04)
Proceeds from regulatory settlement	0.00	(b)
Net asset value, end of period	$17.80
Total return	5.76%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.45%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.45%	(d)
Net investment income	0.76%	(d)
Supplemental data
Net assets, end of period (in thousands)	$9,858
Portfolio turnover	20%

Notes to Financial Highlights

(a)	For the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(b)	Rounds to less than $0.01.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The Accompanying Notes to Financial Statements are an integral part of this statement.

25

Financial Highlights (continued) – Columbia Small Cap Index Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28,				Year ended Feb. 29, 2008
			2011	2010	2009
Class Z
Per share data
Net asset value, beginning of period	$18.06		$14.01	$8.60	$17.76		$22.27
Income from investment operations:
Net investment income	0.16		0.15	0.12	0.21		0.23
Net realized and unrealized gain (loss)	0.66		4.15	5.40	(7.27)		(2.05)
Total from investment operations	0.82		4.30	5.52	(7.06)		(1.82)
Less distributions to shareholders from:
Net investment income	(0.15)		(0.15)	(0.11)	(0.23)		(0.24)
Net realized gains	(0.92)		(0.10)	—	(1.87)		(2.45)
Total distributions to shareholders	(1.07)		(0.25)	(0.11)	(2.10)		(2.69)
Proceeds from regulatory settlement	0.00	(a)	—	0.00 (a)	—		—
Net asset value, end of period	$17.81		$18.06	$14.01	$8.60		$17.76
Total return	4.92%		30.81%	64.34%	(42.28%	)	(9.52%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.20%		0.20%	0.20%	0.20%	(c)	0.20%	(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	0.20%	(e)	0.20%	0.20%	0.20%	(c)(e)	0.20%	(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.20%		0.20%	0.20%	0.20%		0.20%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	0.20%	(e)	0.20%	0.20%	0.20%	(e)	0.20%	(e)
Net investment income	0.96%	(e)	0.97%	0.95%	1.39%	(e)	1.06%	(e)
Supplemental data
Net assets, end of period (in thousands)	$1,700,205		$1,681,152	$1,309,989	$660,059		$1,244,382
Portfolio turnover	20%		14%	14%	35%		24%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Includes interest expense which rounds to less than 0.01%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

26

Notes to Financial Statements – Columbia Small Cap Index Fund

February 29, 2012

Note 1. Organization

Columbia Small Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class I, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares have no sales charge.

Class B shares may be subject to a maximum Contingent Deferred Sales Charge (CDSC) of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares commenced operations on March 7, 2011.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds. Class I shares commenced operations on November 16, 2011.

The Fund is authorized to issue Class R4 shares, which are not subject to sales charges; however, this share class is closed to new investors. Class R4 shares commenced operations on March 7, 2011.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

27

Columbia Small Cap Index Fund

February 29, 2012

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at February 29, 2012
	Asset derivatives		Liability derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Net assets — unrealized appreciation on futures contracts	$2,298,727*	Net assets — unrealized depreciation on futures contracts	$—*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

28

Columbia Small Cap Index Fund

February 29, 2012

Effect of Derivative Instruments in the Statement of Operations for the Year Ended February 29, 2012
Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Equity contracts	$1,134,941

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Equity contracts	$1,587,699

Volume of Derivative Instruments for the Year Ended February 29, 2012
Contracts Opened
Futures Contracts	5,733

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed

29

Columbia Small Cap Index Fund

February 29, 2012

along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc.

(Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to 0.10% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.10% of the Fund’s average daily net assets.

The Investment Manager, from the administration fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution (Rule 12b-1) and/or shareholder servicing fees and any extraordinary non-recurring expenses that may arise, including litigation.

Pricing and Bookkeeping Fees

Prior to March 28, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. The pricing and bookkeeping fees for the Fund were paid by the Investment Manager. Effective March 28, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $6,950.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred

30

Columbia Small Cap Index Fund

February 29, 2012

Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund’s expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The transfer agent fees for the Fund are payable by the Investment Manager. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2012, these minimum account balance fees reduced total expenses by $6,267.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also required the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $6,291 for Class B shares for the year ended February 29, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective April 30, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.45%
Class B	1.20
Class I	0.20
Class R4	0.45
Class Z	0.20

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be

31

Columbia Small Cap Index Fund

February 29, 2012

paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to April 30, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund’s expenses (excluding certain expenses, such as distribution and services fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Fund’s ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed 0.20% of the Fund’s average daily net assets on an annualized basis.

Prior to May 1, 2011, the Investment Manager was entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under these arrangements if such recovery did not cause the Fund’s expenses to exceed the expense limitations in effect at the time of recovery. Effective May 1, 2011, the Investment Manager has eliminated such fee recoupment provisions.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended February 29, 2012, these differences are primarily due to differing treatment for deferred trustees expense, deferral/reversal of wash sales, recognition of unrealized appreciation (depreciation) of certain derivative instruments, capital loss carryforwards and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed Net Investment Income	$79,959
Accumulated Net realized Loss	48,263
Paid-In Capital	(128,222)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended February 29, 2012	Year ended February 28, 2011
Ordinary income	$22,262,162	$15,358,414
Long-term capital gains	101,946,466	9,598,829

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$301,418
Undistributed long-term capital gains	53,802,014
Unrealized appreciation	401,048,627

At February 29, 2012, the cost of investments for federal income tax purposes was $1,977,407,541 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$575,012,470
Unrealized depreciation	$(173,963,843)

Net unrealized appreciation	$401,048,627

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

32

Columbia Small Cap Index Fund

February 29, 2012

Columbia Small Cap Index Fund acquired capital loss carryforwards in connection with the merger with RiverSource Small Company Index Fund of 10,841,431 (Note 12). In addition to the acquired capital loss carryforwards, the Fund also acquired unrealized capital gains as a result of the merger. These acquired capital loss carryforwards were utilized in full during the current fiscal year.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $407,592,877 and $433,679,970, respectively, for the year ended February 29, 2012.

Note 6. Regulatory Settlements

During the February 29, 2012, the Fund received $20,242 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

Note 7. Lending of Portfolio Securities

Effective March 28, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the

Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

At February 29, 2012, securities valued at $67,724,348 were on loan, secured by cash collateral of $71,062,267 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 29, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to March 28, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 8. Custody Credits

Prior to March 28, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have

33

Columbia Small Cap Index Fund

February 29, 2012

invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period March 1, 2011 through March 27, 2011, there were no custody credits.

Note 9. Affiliated Money Market Fund

Effective March 28, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At February 29, 2012, two unaffiliated shareholder accounts owned an aggregate of 44.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on March 28, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period March 28, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $280 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended February 29, 2012.

Note 12. Fund Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource Small Company Index Fund. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,858,175,305 and the combined net assets immediately after the acquisition were $2,258,332,592.

The merger was accomplished by a tax-free exchange of 77,975,673 shares of RiverSource Small Company Index Fund valued at $400,157,287 (including $76,110,521 of unrealized appreciation).

In exchange for the RiverSource Small Company Index Fund shares, the Fund issued the following number of shares:

Shares
Class A	20,611,091
Class B	1,666,330
Class R4	558,110

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource Small Company Index Fund’s cost of investments was carried forward.

34

Columbia Small Cap Index Fund

February 29, 2012

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined Fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Small Company Index Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on March 1, 2011 the Fund’s pro-forma net investment income, net realized gain, net change in unrealized depreciation and net increase in net assets resulting from operations for the year ended February 29, 2012 would have been approximately $19.4 million, $134.7 million, $(48.4) million and $105.7 million, respectively.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S.

Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and rules in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that

35

Columbia Small Cap Index Fund

February 29, 2012

neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

36

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Small Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Index Fund (the “Fund”) (a series of Columbia Funds Series Trust ) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 20, 2012

37

Federal Income Tax Information (Unaudited) – Columbia Small Cap Index Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended February 29, 2012, $118,677,989, or, if subsequently determined to be different, the net capital gain of such year.

80.87% of the ordinary income distributed by the Fund for the fiscal year ended February 29, 2012, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 80.99%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended February 29, 2012 may represent qualified dividend income.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

38

Fund Governance

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members
Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

39

Fund Governance (continued)

Independent Board Members (continued)
Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	146	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003-May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Director, Valmont Industries, Inc. (manufactures irrigation systems)

40

Fund Governance (continued)

Independent Board Members (continued)
Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing–Mellon affiliate), 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President–Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

41

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*
Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)
Anthony M. Santomero** 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

**	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	153	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

42

Fund Governance continued

Officers

Name, Year of Birth and Address	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, Vice President and Chief Counsel–Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)
225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President–Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)
10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President–Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President–Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010.

43

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During Past Five Years

Colin Moore (Born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)
100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)
225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President, Columbia Management Investment Services, Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

44

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Small Cap Index Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street Boston, MA 02110

45

Columbia Small Cap Index Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1696 C (4/12)

Columbia Mid Cap Index Fund

Annual Report for the Period Ended February 29, 2012

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholders,

Americans were dispirited in the fourth quarter of 2011 by Washington’s inability to reach a plan for deficit reduction and Europe’s piecemeal attempt to address its own fiscal issues. Yet, there was sufficient good news to encourage risk taking, buoying both stocks and bonds to solid gains.

U.S. economic data surprised on the upside and fears of recession abated. With the bar of expectations set low, investors responded positively to the announcement that the economy had expanded by 1.8% in the third quarter. Consumer confidence improved, even though consumers remain under pressure with no real increase in disposable income and a continued decline in household net worth. Headline inflation — which tracks a broad range of consumer expenditures, including food and energy — declined. Even manufacturing held its ground.

Against this backdrop, the U.S. equity markets logged solid returns. The S&P 500 Index gained 11.82%, moving into positive territory for the year with quarterly advances in all ten sectors. Mid- and small-cap stocks did even better. Value outperformed growth across all market capitalizations. Energy stocks led the market, as the price of oil moved above $100 a barrel in December. Industrials and materials stocks rose, buoyed by improving economic data. The U.S. fixed-income markets logged modest but solid returns. High-yield bonds were the best performers as the economy showed signs of improvement. Emerging market bonds were strong performers, as inflation came under control in key regions. Municipal bonds and Treasuries eked out only modest gains, as investors moved away from quality in favor of riskier assets.

While fourth quarter gains were encouraging, challenges still remain. Columbia Management, however, remains strong and steadfast. Columbia Management is the eighth largest manager of long-term mutual fund assets with $326 billion under management as of December 31, 2011. The past year has been one of considerable change for the organization as we worked diligently to align products, services and resources in the integration of Columbia Management with RiverSource Investments. The strong line-up of talent, resources and capabilities that has resulted is highlighted by the success of our products. As of December 31, 2011, Columbia Management offers 52 funds rated either 4 or 5 stars by Morningstar.*

For more information about these and other funds offered by Columbia Management, including detailed, up-to-date fund performance and portfolio information, please visit us online at columbiamanagement.com. Other information and resources available on our website include:

■	timely economic analysis and market commentary
■	quarterly fund commentaries
■	Columbia Management Investor, a quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

*	All ratings are based on Class Z shares as of 12/31/2011. Out of 119 Class Z share Columbia funds rated by Morningstar, 7 funds received a 5-star Overall Rating and 45 funds received a 4-star Overall Rating. The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. For share classes that do not have a 3-, 5-, or 10-year actual performance history, the fund’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges/loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

The Morningstar RatingTM is for Class Z shares only; other classes may have different performance characteristics and may have different ratings. ©2012 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Mid Cap Index Fund

Summary

■	For the 12-month period that ended February 29, 2012, the fund’s Class A shares returned 2.12% without sales charge.

■	The fund’s benchmark, the S&P MidCap 400 Index[1], returned 2.55%.

■	The portfolio is constructed to closely approximate the performance of the benchmark.

Portfolio Management

Alfred F. Alley III has managed or co-managed the fund since February 2009. From 2005 until joining Columbia Management Investment Advisers, LLC (the Investment Manager) in May 2010, Mr. Alley was associated with the fund’s previous investment adviser as an investment professional.

Vadim Shteyn has co-managed the fund since August 2011. From August 2006 until joining the Investment Manager in May 2010, Mr. Shteyn was associated with the fund’s previous investment adviser as an investment professional.

[1]	The Standard & Poor’s (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 02/29/12

+2.12% Class A shares

+2.55% S&P MidCap 400 Index

Morningstar Style Box™

Equity Style

The Morningstar Style BoxTM is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1

Performance Information – Columbia Mid Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/02 – 02/29/12

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/1/02 – 02/29/12 ($)
Class A	21,216
Class I*	21,764
Class Z	21,764

Average annual total return as of 2/29/12 (%)

Share class	A	I*	Z
Inception	05/31/00	9/27/10	3/31/00
1-year	2.12	2.40	2.39
5-year	4.32	4.58	4.58
10-year	7.81	8.09	8.09

Performance results reflect any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Class I shares commenced operations on September 27, 2010.

All results shown assume reinvestment of distributions. Class A shares are sold at net asset value. Class I shares and Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class I shares and Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

*	The returns shown for periods prior to the share class inception date (including returns since inception, which are since Fund inception) include the returns of the Fund’s Class Z shares, the fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-fund/appended-performance for more information.

2

Understanding Your Expenses – Columbia Mid Cap Index Fund

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2011 – February 29, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,123.00	1,022.63	2.38	2.26	0.45
Class I	1,000.00	1,000.00	1,125.10	1,023.92	1.00	0.96	0.19
Class Z	1,000.00	1,000.00	1,125.00	1,023.87	1.06	1.01	0.20

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

3

Portfolio Manager’s Report – Columbia Mid Cap Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 02/29/12 ($)
Class A	11.92
Class I	11.88
Class Z	11.88

Distribution declared per share

03/01/11 – 02/29/12 ($)
Class A	0.61
Class I	0.64
Class Z	0.64

For the 12-month period that ended February 29, 2012, the fund’s Class A shares returned 2.12% without sales charge. The fund’s benchmark, the S&P MidCap 400 Index, returned 2.55%. The fund seeks to allocate its assets among common stocks in approximately the same weightings as the S&P MidCap 400 Index. As such, its return was in line with the return of the index, after fees and expenses, which the index does not incur.

U.S. economy picks up momentum

During the first half of the 12-month period, a series of natural disasters in Japan, Europe’s debt problems and wrangling in Washington over the federal budget and the national debt dominated world headlines. U.S. economic news was lackluster and job growth was disappointing. However, the pace of growth picked up in the second half of the period and, as fears of a lapse back into recession faded, prospects brightened. Consumer confidence improved even though consumers remain under pressure, with no real increase in disposable income and a continued decline in household net worth. The labor markets added more than a million new jobs from September 2011 through February 2012, and the jobless rate fell to 8.3%. Headline inflation — which tracks a broad range of consumer expenditures, including food and energy — remained within its historical range. Even manufacturing held its ground. A modest slowdown in manufacturing activity late in the summer of 2011 raised concern that this lynchpin of the recovery was ready to turn downward. However, manufacturing activity stabilized, and the manufacturing expansion continued into 2012. Housing continues to be the one nagging weak spot in the economy. Yet, home sales edged modestly higher over the year, and there is hope that a bottom in the housing market is in sight.

Economic growth benefited key sectors

As economic growth picked up, consumer staples, consumer discretionary and materials sectors generated the highest gains within the benchmark and the fund. Consumer discretionary, industrials and consumer staples made the largest contributions to return, based on the weight of these sectors in the benchmark and the fund. Beverages, multiline retail, leisure equipment & products, distributors and trading companies were the leading industry groups. The top performing mid-cap securities for the period included Dollar Tree, Monster Beverage, Regeneron Pharmaceuticals, Tractor Supply and Equinix (a provider of carrier-neutral data centers and Internet exchanges) (position eliminated, 0.7%, 0.7%, 0.5% and 0.6% of net assets, respectively).

Energy, information technology and financials were the three biggest laggards for the period. Air freight & logistics, auto components, communications equipment, thrift & mortgage finance and paper & forest products were the bottom five industries, as measured by total return. Arch Coal, Cimarex Energy, Cree (a maker of indoor and light-emitting diode (LED) indoor and outdoor lighting and other applications), Rovi (digital entertainment technology solutions) and Forest Oil (0.2%, 0.6% 0.3%, 0.3% and 0.1% of net assets, respectively) were the weakest performing securities for the period.

There were 40 additions and deletions to the index during the 12-month period. All changes that were made to the index were also made to the fund.

4

Portfolio Manager’s Report (continued) – Columbia Mid Cap Index Fund

The fund owned equity index futures contracts in the notional (face value) amount of its cash balances during the period. It does so in order to keep its investment exposure on par with the index, which is always fully invested.

Looking ahead

As the period ended, economic data suggested that economic growth will continue at a below-trend pace and that, at least in the near term, the U.S. economy has moved away from recessionary conditions. Recession odds have been reduced with the extension of the payroll tax cut and unemployment benefit programs. However, this extension is temporary and only kicks the can down the road into 2013, when severe curtailments are set to bite. And while U.S. economic data is mildly encouraging, there is still a reasonable chance of a mild recession. Europe may already be in a recession, which is likely to worsen further into 2012 as austerity measures begin to bite deeper. The good news is that these measures will initially reduce deficits, but without economic growth it is hard to make significant and persistent progress in debt reduction. So while many of the issues that worried us in 2011 continue to worry us into 2012, we are, nonetheless, cautiously optimistic about the potential for financial returns in 2012.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio Breakdown[1]

(as of February 29, 2012)
Consumer Discretionary	12.9%
Consumer Staples	4.1
Energy	6.8
Financials	19.8
Health Care	10.1
Industrials	16.5
Information Technology	15.8
Materials	6.3
Telecommunication Services	0.5
Utilities	4.9
Other[2]	2.3

[1]	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

[2]	Includes investments in affiliated money market fund.

Top Ten Holdings[1]

(as of February 29, 2012)
Monster Beverage Corp.	0.7%
Green Mountain Coffee Roasters, Inc.	0.7
Vertex Pharmaceuticals, Inc.	0.7
Regeneron Pharmaceuticals, Inc.	0.7
Kansas City Southern	0.7
AMETEK, Inc.	0.7
Macerich Co. (The)	0.6
Cimarex Energy Co.	0.6
Church & Dwight Co., Inc.	0.6
HollyFrontier Corp.	0.6

[1]	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and affiliated money market fund).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any securities.

5

Portfolio of Investments – Columbia Mid Cap Index Fund

February 29, 2012

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 97.7%
CONSUMER DISCRETIONARY 12.9%
Auto Components 0.3%
Gentex Corp.	357,625	$8,457,831
Automobiles 0.1%
Thor Industries, Inc.	109,355	3,561,692
Distributors 0.4%
LKQ Corp.(a)	365,365	11,640,529
Diversified Consumer Services 0.8%
ITT Educational Services, Inc.(a)(b)	49,850	3,421,704
Matthews International Corp., Class A	70,895	2,199,163
Regis Corp.	143,865	2,490,303
Service Corp. International	568,325	6,444,806
Sotheby’s	168,395	6,624,659
Strayer Education, Inc.(b)	28,970	2,980,868

Total		24,161,503
Hotels, Restaurants & Leisure 1.5%
Bally Technologies, Inc.(a)	108,042	4,639,323
Bob Evans Farms, Inc.	73,310	2,697,808
Brinker International, Inc.	200,647	5,535,851
Cheesecake Factory, Inc. (The)(a)	136,080	4,033,411
International Speedway Corp., Class A	70,580	1,775,793
Life Time Fitness, Inc.(a)	105,540	5,221,064
Panera Bread Co., Class A(a)	73,895	11,422,689
Scientific Games Corp., Class A(a)	144,690	1,520,692
Wendy’s Co. (The)	737,195	3,737,579
WMS Industries, Inc.(a)	138,905	3,060,077

Total		43,644,287
Household Durables 1.4%
American Greetings Corp., Class A	99,450	1,491,750
KB Home(b)	179,980	2,055,372
MDC Holdings, Inc.	93,485	2,297,861
Mohawk Industries, Inc.(a)	142,270	9,035,568
NVR, Inc.(a)	12,402	8,582,184
Toll Brothers, Inc.(a)	366,625	8,601,022
Tupperware Brands Corp.	142,990	8,964,043

Total		41,027,800
Internet & Catalog Retail 0.1%
HSN, Inc.	100,100	3,719,716
Leisure Equipment & Products 0.4%
Polaris Industries, Inc.	172,080	11,367,605
Media 1.0%
AMC Networks, Inc., Class A(a)	143,295	6,504,160
DreamWorks Animation SKG, Inc., Class A(a)	177,010	3,055,193
John Wiley & Sons, Inc., Class A	118,410	5,375,814
Lamar Advertising Co., Class A(a)	145,975	4,773,383
Meredith Corp.(b)	93,030	3,060,687
New York Times Co. (The), Class A(a)	301,375	1,986,061
Scholastic Corp.	63,020	1,926,521
Valassis Communications, Inc.(a)	111,560	2,786,769

Total		29,468,588
Multiline Retail 0.1%
Saks, Inc.(a)(b)	398,530	4,642,874
Specialty Retail 4.6%
Aaron’s, Inc.	188,250	5,259,705

Issuer	Shares	Value
Common Stocks (continued)
CONSUMER DISCRETIONARY (cont.)
Specialty Retail (cont.)
Advance Auto Parts, Inc.	180,585	$15,416,541
Aeropostale, Inc.(a)	201,287	3,617,127
American Eagle Outfitters, Inc.	482,944	7,022,006
ANN, Inc.(a)	130,535	3,118,481
Ascena Retail Group, Inc.(a)	167,665	6,471,869
Barnes & Noble, Inc.(a)(b)	102,010	1,357,753
Chico’s FAS, Inc.	417,975	6,273,805
Collective Brands, Inc.(a)	150,995	2,720,930
Dick’s Sporting Goods, Inc.	240,735	10,775,299
Foot Locker, Inc.	381,275	11,121,792
Guess?, Inc.	166,515	5,769,745
Office Depot, Inc.(a)	699,115	2,307,080
PetSmart, Inc.	278,245	15,509,376
RadioShack Corp.(b)	248,860	1,764,417
Rent-A-Center, Inc.	146,455	5,187,436
Signet Jewelers Ltd.	216,630	10,159,947
Tractor Supply Co.	177,040	15,131,609
Williams-Sonoma, Inc.	258,440	9,975,784

Total		138,960,702
Textiles, Apparel & Luxury Goods 2.2%
Carter’s, Inc.(a)	126,900	6,163,533
Deckers Outdoor Corp.(a)	96,235	7,194,529
Fossil, Inc.(a)	131,070	15,987,918
Hanesbrands, Inc.(a)	242,220	6,958,981
PVH Corp.	168,395	14,315,259
Under Armour, Inc., Class A(a)	91,520	8,167,245
Warnaco Group, Inc. (The)(a)	100,910	5,924,426

Total		64,711,891
TOTAL CONSUMER DISCRETIONARY		385,365,018
CONSUMER STAPLES 4.1%
Beverages 0.7%
Monster Beverage Corp.(a)	377,690	21,600,091
Food & Staples Retailing 0.2%
Ruddick Corp.	122,845	5,031,731
Food Products 2.1%
Corn Products International, Inc.	188,920	10,834,562
Flowers Foods, Inc.	281,307	5,384,216
Green Mountain Coffee Roasters, Inc.(a)	323,755	21,034,363
Lancaster Colony Corp.	49,595	3,232,106
Post Holdings, Inc.(a)	68,715	2,139,785
Ralcorp Holdings, Inc.(a)	137,430	10,252,278
Smithfield Foods, Inc.(a)	407,140	9,539,290
Tootsie Roll Industries, Inc.(b)	61,917	1,439,570

Total		63,856,170
Household Products 1.0%
Church & Dwight Co., Inc.	356,580	17,023,129
Energizer Holdings, Inc.(a)	166,765	12,749,185

Total		29,772,314
Tobacco 0.1%
Universal Corp.	57,900	2,659,926
TOTAL CONSUMER STAPLES		122,920,232

The Accompanying Notes to Financial Statements are an integral part of this statement.

6

Columbia Mid Cap Index Fund

February 29, 2012

Issuer	Shares	Value
Common Stocks (continued)
ENERGY 6.8%
Energy Equipment & Services 3.0%
Atwood Oceanics, Inc.(a)	140,870	$6,699,777
CARBO Ceramics, Inc.(b)	49,535	4,539,883
Dresser-Rand Group, Inc.(a)	187,555	9,850,389
Dril-Quip, Inc.(a)	85,910	6,012,841
Helix Energy Solutions Group, Inc.(a)	262,905	5,058,292
Oceaneering International, Inc.	269,300	14,614,911
Oil States International, Inc.(a)	127,700	10,371,794
Patterson-UTI Energy, Inc.	384,685	7,470,583
Superior Energy Services, Inc.(a)	385,060	11,297,660
Tidewater, Inc.	129,370	7,697,515
Unit Corp.(a)	103,225	4,910,413

Total		88,524,058
Oil, Gas & Consumable Fuels 3.8%
Arch Coal, Inc.	527,495	7,158,107
Bill Barrett Corp.(a)	116,730	3,412,018
Cimarex Energy Co.	213,730	17,241,599
Energen Corp.	179,710	9,565,963
Forest Oil Corp.(a)	278,795	3,604,819
HollyFrontier Corp.	518,588	16,921,527
Northern Oil and Gas, Inc.(a)(b)	157,455	3,733,258
Patriot Coal Corp.(a)	227,775	1,646,813
Plains Exploration & Production Co.(a)	351,465	15,489,063
Quicksilver Resources, Inc.(a)(b)	298,985	1,656,377
SM Energy Co.	159,530	12,558,202
Southern Union Co.	310,955	13,663,363
World Fuel Services Corp.	177,340	7,387,984

Total		114,039,093
TOTAL ENERGY		202,563,151
FINANCIALS 19.8%
Capital Markets 2.1%
Affiliated Managers Group, Inc.(a)	132,750	14,123,273
Apollo Investment Corp.	491,160	3,447,943
Eaton Vance Corp.	286,210	8,245,710
Greenhill & Co., Inc.	72,055	3,167,538
Janus Capital Group, Inc.	465,120	4,102,358
Jefferies Group, Inc.	363,420	6,076,382
Raymond James Financial, Inc.	273,545	9,675,287
SEI Investments Co.	365,435	7,217,341
Waddell & Reed Financial, Inc., Class A	212,650	6,711,234

Total		62,767,066
Commercial Banks 3.9%
Associated Banc-Corp.	432,502	5,726,327
BancorpSouth, Inc.	201,690	2,388,010
Bank of Hawaii Corp.	115,795	5,326,570
Cathay General Bancorp	196,045	3,203,375
City National Corp.	116,680	5,483,960
Commerce Bancshares, Inc.	197,282	7,617,058
Cullen/Frost Bankers, Inc.	152,665	8,622,519
East West Bancorp, Inc.	371,535	8,218,354
First Niagara Financial Group, Inc.	867,038	8,288,883
FirstMerit Corp.	272,319	4,370,720
Fulton Financial Corp.	498,565	4,885,937
Hancock Holding Co.	211,140	7,168,203
International Bancshares Corp.	132,485	2,514,565
Prosperity Bancshares, Inc.	116,885	5,112,550

Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS (cont.)
Commercial Banks (cont.)
Signature Bank(a)	115,090	$6,831,743
SVB Financial Group(a)	108,040	6,404,611
Synovus Financial Corp.	1,957,450	4,149,794
TCF Financial Corp.	393,005	4,236,594
Trustmark Corp.	159,830	3,768,791
Valley National Bancorp	465,898	5,828,384
Webster Financial Corp.	183,215	4,008,744
Westamerica Bancorporation	70,985	3,361,850

Total		117,517,542
Diversified Financial Services 0.6%
CBOE Holdings, Inc.	224,320	6,184,503
MSCI, Inc., Class A(a)	300,535	10,632,928

Total		16,817,431
Insurance 4.0%
American Financial Group, Inc.	191,960	7,188,902
Arthur J Gallagher & Co.	282,245	9,630,199
Aspen Insurance Holdings Ltd.	175,990	4,669,015
Brown & Brown, Inc.	289,485	6,840,531
Everest Re Group Ltd.	133,875	11,760,919
Fidelity National Financial, Inc., Class A	546,330	9,429,656
First American Financial Corp.	262,845	4,047,813
Hanover Insurance Group, Inc. (The)	111,850	4,565,717
HCC Insurance Holdings, Inc.	283,365	8,653,967
Kemper Corp.	125,090	3,580,076
Mercury General Corp.	90,220	3,868,634
Old Republic International Corp.	636,943	6,917,201
Protective Life Corp.	206,420	5,732,283
Reinsurance Group of America, Inc.	182,635	10,532,560
StanCorp Financial Group, Inc.	110,140	4,379,166
Transatlantic Holdings, Inc.	143,190	8,677,314
WR Berkley Corp.	276,820	9,896,315

Total		120,370,268
Real Estate Investment Trusts (REITs) 8.2%
Alexandria Real Estate Equities, Inc.	154,435	11,071,445
American Campus Communities, Inc.	176,625	7,268,119
BRE Properties, Inc.	187,715	9,091,038
Camden Property Trust	192,140	11,912,680
Corporate Office Properties Trust	179,440	4,399,869
Duke Realty Corp.	630,455	8,750,715
Equity One, Inc.	148,620	2,826,752
Essex Property Trust, Inc.	85,065	11,908,249
Federal Realty Investment Trust	158,265	15,090,568
Highwoods Properties, Inc.	180,915	5,789,280
Home Properties, Inc.	120,310	6,933,465
Hospitality Properties Trust	307,905	7,614,491
Liberty Property Trust	289,255	9,811,530
Macerich Co. (The)	328,885	17,756,501
Mack-Cali Realty Corp.	217,220	6,212,492
National Retail Properties, Inc.	257,740	6,868,771
Omega Healthcare Investors, Inc.	257,160	5,238,349
Potlatch Corp.	100,171	3,087,270
Rayonier, Inc.	301,322	13,414,855
Realty Income Corp.	332,040	12,248,956
Regency Centers Corp.	224,125	9,590,309
Senior Housing Properties Trust	405,425	8,676,095
SL Green Realty Corp.	214,740	16,330,977

The Accompanying Notes to Financial Statements are an integral part of this statement.

7

Columbia Mid Cap Index Fund

February 29, 2012

Issuer	Shares	Value
Common Stocks (continued)
FINANCIALS (cont.)
Real Estate Investment Trusts (REITs) (cont.)
Taubman Centers, Inc.	144,370	$9,971,636
UDR, Inc.	546,000	13,660,920
Weingarten Realty Investors	301,210	7,500,129

Total		243,025,461
Real Estate Management & Development 0.3%
Jones Lang LaSalle, Inc.	108,360	8,821,587
Thrifts & Mortgage Finance 0.7%
Astoria Financial Corp.	208,775	1,833,045
New York Community Bancorp, Inc.	1,090,308	14,184,907
Washington Federal, Inc.	268,262	4,345,844

Total		20,363,796
TOTAL FINANCIALS		589,683,151
HEALTH CARE 10.1%
Biotechnology 1.6%
Regeneron Pharmaceuticals, Inc.(a)	189,220	19,828,364
United Therapeutics Corp.(a)	129,415	6,176,978
Vertex Pharmaceuticals, Inc.(a)	519,885	20,233,924

Total		46,239,266
Health Care Equipment & Supplies 2.6%
Cooper Companies, Inc. (The)	118,990	9,457,325
Gen-Probe, Inc.(a)	115,945	7,916,725
Hill-Rom Holdings, Inc.	153,830	5,225,605
Hologic, Inc.(a)	655,860	13,595,978
IDEXX Laboratories, Inc.(a)	139,960	12,001,570
Masimo Corp.(a)	149,570	3,260,626
ResMed, Inc.(a)	366,655	10,742,991
STERIS Corp.	144,490	4,534,096
Teleflex, Inc.	101,495	6,015,609
Thoratec Corp.(a)	149,385	5,153,782

Total		77,904,307
Health Care Providers & Services 3.8%
AMERIGROUP Corp.(a)	119,235	8,099,634
Catalyst Health Solutions, Inc.(a)	124,695	7,733,584
Community Health Systems, Inc.(a)	225,780	5,698,687
Health Management Associates, Inc., Class A(a)	633,395	4,674,455
Health Net, Inc.(a)	206,810	7,805,009
Henry Schein, Inc.(a)	225,245	16,672,635
HMS Holdings Corp.(a)	212,010	6,830,962
LifePoint Hospitals, Inc.(a)	120,030	4,677,569
Lincare Holdings, Inc.	220,715	5,928,405
Mednax, Inc.(a)	121,925	9,070,001
Omnicare, Inc.	285,015	10,026,828
Owens & Minor, Inc.	158,110	4,736,976
Universal Health Services, Inc., Class B	240,630	10,734,504
VCA Antech, Inc.(a)	216,120	4,752,479
WellCare Health Plans, Inc.(a)	106,670	7,238,626

Total		114,680,354
Health Care Technology 0.3%
Allscripts-Misys Healthcare Solutions, Inc.(a)	472,545	9,129,569
Life Sciences Tools & Services 1.3%
Bio-Rad Laboratories, Inc., Class A(a)	49,065	5,000,705
Charles River Laboratories International, Inc.(a)	123,245	4,329,597
Covance, Inc.(a)	151,455	7,228,947
Mettler-Toledo International, Inc.(a)	78,730	14,193,444

Issuer	Shares	Value
Common Stocks (continued)
HEALTH CARE (cont.)
Life Sciences Tools & Services (cont.)
Techne Corp.	92,230	$6,602,746

Total		37,355,439
Pharmaceuticals 0.5%
Endo Pharmaceuticals Holdings, Inc.(a)	291,230	10,795,896
Medicis Pharmaceutical Corp., Class A	157,270	5,495,014

Total		16,290,910
TOTAL HEALTH CARE		301,599,845
INDUSTRIALS 16.5%
Aerospace & Defense 1.3%
Alliant Techsystems, Inc.	82,130	4,927,800
BE Aerospace, Inc.(a)	257,100	11,785,464
Esterline Technologies Corp.(a)	76,308	4,956,204
Exelis, Inc.	460,090	4,835,546
Huntington Ingalls Industries, Inc.(a)	121,660	4,365,161
Triumph Group, Inc.	107,645	6,867,751

Total		37,737,926
Air Freight & Logistics 0.1%
UTi Worldwide, Inc.	256,240	4,135,714
Airlines 0.3%
Alaska Air Group, Inc.(a)	88,525	6,070,159
JetBlue Airways Corp.(a)	509,335	2,597,609

Total		8,667,768
Building Products 0.4%
Fortune Brands Home & Security, Inc.(a)	387,850	7,501,019
Lennox International, Inc.	128,530	5,029,379

Total		12,530,398
Commercial Services & Supplies 1.6%
Brink’s Co.(The)	116,735	2,947,559
Clean Harbors, Inc.(a)	117,715	7,905,739
Copart, Inc.(a)	132,975	6,619,496
Corrections Corp. of America(a)	248,040	6,215,882
Deluxe Corp.	126,670	3,124,949
Herman Miller, Inc.	145,145	3,048,045
HNI Corp.	111,735	2,824,661
Mine Safety Appliances Co.	76,715	2,827,715
Rollins, Inc.	160,450	3,250,717
Waste Connections, Inc.	308,647	10,037,200

Total		48,801,963
Construction & Engineering 1.2%
AECOM Technology Corp.(a)	287,545	6,714,176
Granite Construction, Inc.	86,740	2,480,764
KBR, Inc.	371,050	13,476,536
Shaw Group, Inc.(The)(a)	162,400	4,699,856
URS Corp.(a)	198,455	8,662,560

Total		36,033,892
Electrical Equipment 1.9%
Acuity Brands, Inc.	104,855	6,520,933
AMETEK, Inc.	399,085	18,996,446
General Cable Corp.(a)	130,090	4,028,887
Hubbell, Inc., Class B	146,915	11,050,946
Regal-Beloit Corp.	103,500	6,986,250
Thomas & Betts Corp.(a)	129,740	9,371,120

Total		56,954,582

The Accompanying Notes to Financial Statements are an integral part of this statement.

8

Columbia Mid Cap Index Fund

February 29, 2012

Issuer	Shares	Value
Common Stocks (continued)
INDUSTRIALS (cont.)
Industrial Conglomerates 0.2%
Carlisle Companies, Inc.	152,130	$7,423,944
Machinery 5.7%
AGCO Corp.(a)	242,260	12,507,884
Clarcor, Inc.	125,210	6,319,349
Crane Co.	121,775	5,914,612
Donaldson Co., Inc.	185,750	13,639,622
Gardner Denver, Inc.	126,090	8,659,861
Graco, Inc.	148,777	7,614,407
Harsco Corp.	201,195	4,472,565
IDEX Corp.	207,990	8,693,982
ITT Corp.	231,200	5,768,440
Kennametal, Inc.	198,065	9,124,855
Lincoln Electric Holdings, Inc.	208,885	9,648,398
Nordson Corp.	148,630	8,170,191
Oshkosh Corp.(a)	227,885	5,311,999
Pentair, Inc.	245,695	9,459,257
SPX Corp.	127,175	9,301,579
Terex Corp.(a)	273,445	6,942,769
Timken Co.	209,330	10,968,892
Trinity Industries, Inc.	199,755	6,943,484
Valmont Industries, Inc.	56,025	6,222,697
Wabtec Corp.	119,575	8,935,840
Woodward, Inc.	149,425	6,540,332

Total		171,161,015
Marine 0.5%
Alexander & Baldwin, Inc.	103,935	4,823,624
Kirby Corp.(a)	138,765	9,522,054

Total		14,345,678
Professional Services 0.9%
Corporate Executive Board Co. (The)	82,990	3,439,106
FTI Consulting, Inc.(a)	102,130	4,092,349
Korn/Ferry International(a)	118,955	1,899,711
Manpower, Inc.	203,370	8,759,146
Towers Watson & Co.	128,435	8,212,134

Total		26,402,446
Road & Rail 1.5%
Con-way, Inc.	138,570	4,094,744
JB Hunt Transport Services, Inc.	224,045	11,473,344
Kansas City Southern(a)	273,805	19,051,352
Landstar System, Inc.	116,920	6,320,695
Werner Enterprises, Inc.	110,743	2,682,195

Total		43,622,330
Trading Companies & Distributors 0.9%
GATX Corp.	116,155	5,051,581
MSC Industrial Direct Co., Inc., Class A	114,200	9,068,622
United Rentals, Inc.(a)	156,165	6,508,957
Watsco, Inc.	70,750	5,050,843

Total		25,680,003
TOTAL INDUSTRIALS		493,497,659
INFORMATION TECHNOLOGY 15.8%
Communications Equipment 1.2%
ADTRAN, Inc.	158,675	5,593,294
Ciena Corp.(a)	241,505	3,603,255
Plantronics, Inc.	108,445	4,044,998

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY (cont.)
Communications Equipment (cont.)
Polycom, Inc.(a)	441,545	$9,117,904
Riverbed Technology, Inc.(a)	386,410	11,001,093
Tellabs, Inc.	908,900	3,599,244

Total		36,959,788
Computers & Peripherals 0.6%
Diebold, Inc.	156,135	6,109,563
NCR Corp.(a)	392,345	8,521,733
QLogic Corp.(a)	250,815	4,311,510

Total		18,942,806
Electronic Equipment, Instruments & Components 2.3%
Arrow Electronics, Inc.(a)	278,510	11,182,176
Avnet, Inc.(a)	369,835	13,217,903
Ingram Micro, Inc., Class A(a)	382,375	7,314,834
Itron, Inc.(a)	101,530	4,509,963
National Instruments Corp.	231,083	6,146,808
Tech Data Corp.(a)	102,875	5,501,755
Trimble Navigation Ltd.(a)	307,370	15,457,637
Vishay Intertechnology, Inc.(a)	391,800	4,803,468

Total		68,134,544
Internet Software & Services 1.4%
AOL, Inc.(a)	242,645	4,357,904
Equinix, Inc.(a)	118,175	16,565,772
Monster Worldwide, Inc.(a)	321,130	2,228,642
Rackspace Hosting, Inc.(a)	258,110	13,483,666
ValueClick, Inc.(a)	205,855	4,281,784

Total		40,917,768
IT Services 3.0%
Acxiom Corp.(a)	195,115	2,739,415
Alliance Data Systems Corp.(a)	124,555	15,115,995
Broadridge Financial Solutions, Inc.	309,380	7,530,309
Convergys Corp.(a)	299,525	3,857,882
CoreLogic, Inc.(a)	265,465	4,082,852
DST Systems, Inc.	83,490	4,424,970
Gartner, Inc.(a)	236,535	9,522,899
Global Payments, Inc.	195,215	10,076,998
Jack Henry & Associates, Inc.	215,815	7,281,598
Lender Processing Services, Inc.	210,335	4,635,783
Mantech International Corp., Class A	57,800	1,938,612
NeuStar, Inc., Class A(a)	162,960	5,711,748
VeriFone Systems, Inc.(a)	262,380	12,565,378

Total		89,484,439
Office Electronics 0.2%
Zebra Technologies Corp., Class A(a)	129,530	4,979,133
Semiconductors & Semiconductor Equipment 2.7%
Atmel Corp.(a)	1,153,115	11,657,993
Cree, Inc.(a)(b)	287,620	8,712,010
Cypress Semiconductor Corp.(a)	386,030	6,659,017
Fairchild Semiconductor International, Inc.(a)	315,130	4,597,747
Integrated Device Technology, Inc.(a)	354,082	2,446,707
International Rectifier Corp.(a)	172,105	3,863,757
Intersil Corp., Class A	315,125	3,567,215
Lam Research Corp.(a)	297,995	12,426,391
MEMC Electronic Materials, Inc.(a)	574,480	2,257,706
RF Micro Devices, Inc.(a)	692,870	3,304,990
Semtech Corp.(a)	165,220	4,743,466

The Accompanying Notes to Financial Statements are an integral part of this statement.

9

Columbia Mid Cap Index Fund

February 29, 2012

Issuer	Shares	Value
Common Stocks (continued)
INFORMATION TECHNOLOGY (cont.)
Semiconductors & Semiconductor Equipment (cont.)
Silicon Laboratories, Inc.(a)	104,325	$4,673,760
Skyworks Solutions, Inc.(a)	468,345	12,631,265

Total		81,542,024
Software 4.4%
ACI Worldwide, Inc.(a)	97,810	3,695,262
Advent Software, Inc.(a)	79,775	2,052,611
ANSYS, Inc.(a)	230,270	14,548,458
Cadence Design Systems, Inc.(a)	678,845	7,990,006
Compuware Corp.(a)	543,640	4,898,196
Concur Technologies, Inc.(a)	115,955	6,835,547
Factset Research Systems, Inc.	112,580	9,839,492
Fair Isaac Corp.	88,995	3,602,518
Informatica Corp.(a)	265,085	13,031,578
Mentor Graphics Corp.(a)	232,610	3,526,368
MICROS Systems, Inc.(a)	199,745	10,372,758
Parametric Technology Corp.(a)	291,265	7,776,775
Quest Software, Inc.(a)	140,830	2,819,417
Rovi Corp.(a)	274,180	9,727,906
Solera Holdings, Inc.	176,745	8,483,760
Synopsys, Inc.(a)	357,225	10,884,646
TIBCO Software, Inc.(a)	401,875	11,642,319

Total		131,727,617
TOTAL INFORMATION TECHNOLOGY		472,688,119
MATERIALS 6.3%
Chemicals 2.8%
Albemarle Corp.	221,255	14,717,883
Ashland, Inc.	194,695	12,374,814
Cabot Corp.	159,290	6,452,838
Cytec Industries, Inc.	123,605	7,349,553
Intrepid Potash, Inc.(a)	131,220	3,318,554
Minerals Technologies, Inc.	44,025	2,842,694
NewMarket Corp.	26,400	4,816,152
Olin Corp.	199,820	4,202,215
RPM International, Inc.	326,635	7,796,777
Scotts Miracle-Gro Co., Class A	107,880	5,053,099
Sensient Technologies Corp.	124,845	4,618,017
Valspar Corp.	232,965	10,797,928

Total		84,340,524
Construction Materials 0.3%
Martin Marietta Materials, Inc.(b)	113,905	9,781,022
Containers & Packaging 1.6%
AptarGroup, Inc.	164,695	8,692,602
Greif, Inc., Class A	76,685	3,927,039
Packaging Corp. of America	243,675	7,222,527
Rock-Tenn Co., Class A	175,765	12,389,675
Silgan Holdings, Inc.	123,535	5,252,708
Sonoco Products Co.	249,220	8,184,385

Total		45,668,936
Metals & Mining 1.2%
Carpenter Technology Corp.	110,130	5,649,669
Commercial Metals Co.	288,005	3,827,586
Compass Minerals International, Inc.	82,050	5,911,703
Reliance Steel & Aluminum Co.	186,885	10,039,462
Steel Dynamics, Inc.	545,135	8,073,449

Issuer	Shares	Value
Common Stocks (continued)
MATERIALS (cont.)
Metals & Mining (cont.)
Worthington Industries, Inc.	133,740	$2,256,194

Total		35,758,063
Paper & Forest Products 0.4%
Domtar Corp.	90,845	8,709,310
Louisiana-Pacific Corp.(a)	339,685	2,775,227

Total		11,484,537
TOTAL MATERIALS		187,033,082
TELECOMMUNICATION SERVICES 0.5%
Diversified Telecommunication Services 0.3%
tw telecom, inc.(a)	372,310	8,041,896
Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	240,293	6,072,204
TOTAL TELECOMMUNICATION SERVICES		14,114,100
UTILITIES 4.9%
Electric Utilities 1.5%
Cleco Corp.	151,220	5,818,946
Great Plains Energy, Inc.	338,224	6,690,071
Hawaiian Electric Industries, Inc.	239,235	5,992,837
IDACORP, Inc.	124,055	5,021,746
NV Energy, Inc.	588,275	9,224,152
PNM Resources, Inc.	198,550	3,569,929
Westar Energy, Inc.	292,095	8,038,454

Total		44,356,135
Gas Utilities 1.3%
Atmos Energy Corp.	225,245	6,921,779
National Fuel Gas Co.	206,510	10,393,648
Questar Corp.	442,670	8,508,117
UGI Corp.	287,800	8,130,350
WGL Holdings, Inc.	128,195	5,234,202

Total		39,188,096
Multi-Utilities 1.9%
Alliant Energy Corp.	276,645	11,796,143
Black Hills Corp.	98,380	3,230,799
MDU Resources Group, Inc.	470,605	10,212,129
NSTAR	258,205	12,109,814
OGE Energy Corp.	244,425	12,827,424
Vectren Corp.	204,035	5,961,903

Total		56,138,212
Water Utilities 0.2%
Aqua America, Inc.	345,409	7,671,534
TOTAL UTILITIES		147,353,977
Total Common Stocks
(Cost: $2,303,435,662)		$2,916,818,334

	Shares	Value
Money Market Funds 2.3%
Columbia Short-Term Cash Fund, 0.166%(c)(d)	69,812,648	$69,812,648
Total Money Market Funds
(Cost: $69,812,648)		$69,812,648

The Accompanying Notes to Financial Statements are an integral part of this statement.

10

Columbia Mid Cap Index Fund

February 29, 2012

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 1.4%
Certificates of Deposit —%
FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
03/09/12	0.330%	$1,000,000	$1,000,000

Total			1,000,000
Repurchase Agreements 1.4%
Citibank NA dated 02/29/12, matures 03/01/12, repurchase price $10,000,053(e)
	0.190%	10,000,000	10,000,000
Citigroup Global Markets, Inc.(e) dated 02/29/12, matures 03/01/12, repurchase price $10,000,036
	0.130%	10,000,000	10,000,000
repurchase price $7,998,829
	0.130%	7,998,800	7,998,800
Credit Suisse Securities (USA) LLC dated 02/29/12, matures 03/01/12, repurchase price $11,747,716(e)
	0.160%	11,747,664	11,747,664

Issuer	Effective Yield	Par/ Principal	Value
Investments of Cash Collateral Received for Securities on Loan 1.4% (continued)
Repurchase Agreements (cont.)
Pershing LLC dated 02/29/12, matures 03/01/12, repurchase price $1,000,008(e)
	0.290%	$1,000,000	$1,000,000

Total			40,746,464
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $41,746,464)			$41,746,464
Total Investments
(Cost: $2,414,994,774)			$3,028,377,446
Other Assets & Liabilities, Net			(40,620,947)
Net Assets			$2,987,756,499

Investment in Derivatives

At February 29, 2012, $7,415,000 was held in a margin deposit account as collateral to cover initial margin requirements on open stock index futures contracts.

Futures Contracts Outstanding at February 29, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P Mid Cap 400 Index	694	$67,776,040	March 2012	$6,122,069	$—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At February 29, 2012, security was partially or fully on loan.

(c)	The rate shown is the seven-day current annualized yield at February 29, 2012.

(d)	Investments in affiliates during the year ended February 29, 2012:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$—	$350,976,199	$(281,163,551)	$—	$69,812,648	$42,878	$69,812,648

(e)

The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Citibank NA (0.190%)

Security Description	Value
Fannie Mae REMICS	$4,263,555
Freddie Mac REMICS	4,283,165
Government National Mortgage Association	1,653,280
Total Market Value of Collateral Securities	$10,200,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

11

Columbia Mid Cap Index Fund

February 29, 2012

Notes to Portfolio of Investments (continued)

Citigroup Global Markets, Inc. (0.130%)
Security Description	Value
Fannie Mae REMICS	$3,827,800
Fannie Mae-Aces	423,823
Freddie Mac REMICS	3,070,600
Government National Mortgage Association	836,553
Total Market Value of Collateral Securities	$8,158,776

Citigroup Global Markets, Inc. (0.130%)
Security Description	Value
Fannie Mae REMICS	$4,785,468
Fannie Mae-Aces	529,857
Freddie Mac REMICS	3,838,826
Government National Mortgage Association	1,045,849
Total Market Value of Collateral Securities	$10,200,000

Credit Suisse Securities (USA) LLC (0.160%)
Security Description	Value
Ginnie Mae I Pool	$8,410,186
Ginnie Mae II Pool	3,572,459
Total Market Value of Collateral Securities	$11,982,645

Pershing LLC (0.290%)
Security Description	Value
Fannie Mae Pool	$163,254
Fannie Mae REMICS	137,672
Fannie Mae-Aces	1,387
Federal Farm Credit Bank	12,336
Federal Home Loan Banks	13,269
Federal Home Loan Mortgage Corp	31,278
Federal National Mortgage Association	38,578
Freddie Mac Gold Pool	66,245
Freddie Mac Non Gold Pool	18,502
Freddie Mac Reference REMIC	4
Freddie Mac REMICS	128,228
Ginnie Mae I Pool	167,335
Ginnie Mae II Pool	149,191
Government National Mortgage Association	53,534
United States Treasury Note/Bond	36,919
United States Treasury Strip Coupon	2,268
Total Market Value of Collateral Securities	$1,020,000

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The Accompanying Notes to Financial Statements are an integral part of this statement.

12

Columbia Mid Cap Index Fund

February 29, 2012

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of February 29, 2012:

	Fair value at February 29, 2012
Description(a)	Level 1 quoted prices in active markets for identical assets(b)	Level 2 other significant observable inputs	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$385,365,018	$—	$—	$385,365,018
Consumer Staples	122,920,232	—	—	122,920,232
Energy	202,563,151	—	—	202,563,151
Financials	589,683,151	—	—	589,683,151
Health Care	301,599,845	—	—	301,599,845
Industrials	493,497,659	—	—	493,497,659
Information Technology	472,688,119	—	—	472,688,119
Materials	187,033,082	—	—	187,033,082
Telecommunication Services	14,114,100	—	—	14,114,100
Utilities	147,353,977	—	—	147,353,977
Total Equity Securities	2,916,818,334	—	—	2,916,818,334
Other
Money Market Funds	69,812,648	—	—	69,812,648
Investments of Cash Collateral Received for Securities on Loan	—	41,746,464	—	41,746,464
Total Other	69,812,648	41,746,464	—	111,559,112
Investments in Securities	2,986,630,982	41,746,464	—	3,028,377,446
Derivatives(c)
Assets
Futures Contracts	6,122,069	—	—	6,122,069
Total	$2,992,753,051	$41,746,464	$—	$3,034,499,515

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Accompanying Notes to Financial Statements are an integral part of this statement.

13

Statement of Assets and Liabilities – Columbia Mid Cap Index Fund

February 29, 2012

Assets
Investments, at value*
Unaffiliated issuers (identified cost $2,303,435,662)	$2,916,818,334
Affiliated issuers (identified cost $69,812,648)	69,812,648
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $1,000,000)	1,000,000
Repurchase agreements (identified cost $40,746,464)	40,746,464
Total investments (identified cost $2,414,994,774)	3,028,377,446
Margin deposits on futures contracts	7,415,000
Receivable for:
Capital shares sold	7,642,105
Dividends	2,676,995
Interest	42,902
Expense reimbursement due from Investment Manager	30,997
Prepaid expense	16,698
Total assets	3,046,202,143

Liabilities
Due upon return of securities on loan	41,746,464
Payable for:
Investments purchased	970,117
Capital shares purchased	14,528,814
Variation margin on futures contracts	508,400
Investment management fees	8,235
Distribution and service fees	3,224
Transfer agent fees	528,309
Administration fees	8,235
Other expenses	143,846
Total liabilities	58,445,644
Net assets applicable to outstanding capital stock	$2,987,756,499

The Accompanying Notes to Financial Statements are an integral part of this statement.

14

Statement of Assets and Liabilities (continued) – Columbia Mid Cap Index Fund

February 29, 2012

Represented by
Paid-in capital	$2,353,416,227
Undistributed net investment income	1,290,321
Accumulated net realized gain	13,545,210
Unrealized appreciation (depreciation) on:
Investments	613,382,672
Futures contracts	6,122,069
Total — representing net assets applicable to outstanding capital stock	$2,987,756,499
*Value of securities on loan	$40,051,650
Net assets applicable to outstanding shares
Class A	$470,550,466
Class I	$2,911
Class Z	$2,517,203,122
Shares outstanding
Class A	39,485,964
Class I	245
Class Z	211,930,721
Net asset value per share
Class A	$11.92
Class I	$11.88
Class Z	$11.88

The Accompanying Notes to Financial Statements are an integral part of this statement.

15

Statement of Operations – Columbia Mid Cap Index Fund

Year ended February 29, 2012

Net investment income
Income:
Dividends	$34,695,591
Interest	5,291
Dividends from affiliates	42,878
Income from securities lending — net	204,192
Total income	34,947,952
Expenses:
Investment management fees	2,746,586
Distribution and service fees — Class A	935,798
Transfer agent fees
Class A	700,821
Class Z	4,437,963
Administration fees	2,688,253
Compensation of board members	54,491
Pricing and bookkeeping fees	60,484
Custodian fees	73,202
Printing and postage fees	253,784
Registration fees	67,197
Licensing fees	25,390
Professional fees	69,043
Chief compliance officer expenses	348
Other	120,066
Total expenses	12,233,426
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(5,810,057)
Expense reductions	(617)
Total net expenses	6,422,752
Net investment income	28,525,200

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	101,704,535
Futures contracts	(3,343,763)
Net realized gain	98,360,772
Net change in unrealized appreciation (depreciation) on:
Investments	(61,326,122)
Futures contracts	4,042,096
Net change in unrealized depreciation	(57,284,026)
Net realized and unrealized gain	41,076,746
Net increase in net assets resulting from operations	$69,601,946

The Accompanying Notes to Financial Statements are an integral part of this statement.

16

Statement of Changes in Net Assets – Columbia Mid Cap Index Fund

	Year ended February 29, 2012	Year ended February 28, 2011(a)

Operations
Net investment income	$28,525,200	$24,037,045
Net realized gain	98,360,772	110,030,452
Net change in unrealized appreciation (depreciation)	(57,284,026)	530,989,694
Net increase in net assets resulting from operations	69,601,946	665,057,191

Distributions to shareholders from:
Net investment income
Class A	(3,099,815)	(2,107,030)
Class I	(29)	(26)
Class Z	(24,665,554)	(21,678,975)
Net realized gains
Class A	(16,881,805)	(1,223,725)
Class I	(129)	(12)
Class Z	(108,010,412)	(9,765,119)
Total distributions to shareholders	(152,657,744)	(34,774,887)
Increase in net assets from share transactions	251,630,333	229,495,259
Total increase in net assets	168,574,535	859,777,563
Net assets at beginning of year	2,819,181,964	1,959,404,401
Net assets at end of year	$2,987,756,499	$2,819,181,964
Undistributed net investment income	$1,290,321	$901,715

(a)	Class I shares are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

17

Statement of Changes in Net Assets (continued) – Columbia Mid Cap Index Fund

	Year ended February 29, 2012		Year ended February 28, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	21,883,341	252,664,365	17,066,820	180,579,120
Distributions reinvested	1,777,674	19,595,990	284,194	3,250,276
Redemptions	(11,735,101)	(134,597,142)	(7,622,051)	(80,137,504)
Net increase	11,925,914	137,663,213	9,728,963	103,691,892
Class I shares
Subscriptions	—	—	245	2,500
Net increase	—	—	245	2,500
Class Z shares
Subscriptions	48,336,594	546,829,833	47,413,396	499,135,492
Distributions reinvested	8,311,846	91,427,308	1,768,997	20,094,343
Redemptions	(46,467,848)	(524,290,021)	(37,856,190)	(393,428,968)
Net increase	10,180,592	113,967,120	11,326,203	125,800,867
Total net increase	22,106,506	251,630,333	21,055,411	229,495,259

(a)	Class I Shares are for the period from September 27, 2010 (commencement of operations) to February 28, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement.

18

Financial Highlights – Columbia Mid Cap Index Fund

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended Feb. 29, 2012		Year ended Feb. 28,						Year ended Feb. 29, 2008
			2011		2010		2009
Class A
Per share data
Net asset value, beginning of period	$12.33		$9.44		$5.73		$10.86		$12.61
Income from investment operations:
Net investment income	0.10		0.09		0.09		0.12		0.14
Net realized and unrealized gain (loss)	0.10		2.94		3.71		(4.55)		(0.64)
Total from investment operations	0.20		3.03		3.80		(4.43)		(0.50)
Less distributions to shareholders from:
Net investment income	(0.09)		(0.09)		(0.09)		(0.14)		(0.12)
Net realized gains	(0.52)		(0.05)		—		(0.56)		(1.13)
Total distributions to shareholders	(0.61)		(0.14)		(0.09)		(0.70)		(1.25)
Net asset value, end of period	$11.92		$12.33		$9.44		$5.73		$10.86
Total return	2.12%		32.16%		66.35%		(42.11%	)	(4.94% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.66%		0.50%		0.49%		0.49%	(b)	0.47%
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	0.45%	(d)	0.45%	(d)	0.43%	(d)	0.39%	(b)(d)	0.39% (d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.66%		0.50%		0.49%		0.49%		0.47%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	0.45%	(d)	0.45%	(d)	0.43%	(d)	0.39%	(d)	0.39% (d)
Net investment income	0.83%	(d)	0.83%	(d)	1.10%	(d)	1.36%	(d)	1.13% (d)
Supplemental data
Net assets, end of period (in thousands)	$470,550		$339,724		$168,264		$59,374		$72,095
Portfolio turnover	15%		10%		15%		28%		26%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Includes interest expense which rounds to less than 0.01%.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

19

Financial Highlights (continued) – Columbia Mid Cap Index Fund

	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011(a)
Class I
Per share data
Net asset value, beginning of period	$12.29	$10.19
Income from investment operations:
Net investment income	0.12	0.04
Net realized and unrealized gain	0.11	2.22
Total from investment operations	0.23	2.26
Less distributions to shareholders from:
Net investment income	(0.12)	(0.11)
Net realized gains	(0.52)	(0.05)
Total distributions to shareholders	(0.64)	(0.16)
Net asset value, end of period	$11.88	$12.29
Total return	2.40%	22.27%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.20%	0.23%	(c)
Net expenses after fees waived or expenses reimbursed (including interest expense)(d)	0.19%	0.19%	(c)(e)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.20%	0.23%	(c)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	0.19%	0.19%	(c)(e)
Net investment income	1.08%	0.92%	(c)(e)
Supplemental data
Net assets, end of period (in thousands)	$3	$3
Portfolio turnover	15%	10%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

20

Financial Highlights (continued) – Columbia Mid Cap Index Fund

	Year ended Feb. 29, 2012		Year ended Feb. 28,						Year ended Feb. 29, 2008
Class Z			2011		2010		2009
Per share data
Net asset value, beginning of period	$12.29		$9.41		$5.71		$10.84		$12.61
Income from investment operations:
Net investment income	0.12		0.11		0.11		0.15		0.17
Net realized and unrealized gain (loss)	0.11		2.93		3.69		(4.55)		(0.64)
Total from investment operations	0.23		3.04		3.80		(4.40)		(0.47)
Less distributions to shareholders from:
Net investment income	(0.12)		(0.11)		(0.10)		(0.17)		(0.17)
Net realized gains	(0.52)		(0.05)		—		(0.56)		(1.13)
Total distributions to shareholders	(0.64)		(0.16)		(0.10)		(0.73)		(1.30)
Net asset value, end of period	$11.88		$12.29		$9.41		$5.71		$10.84
Total return	2.39%		32.45%		66.71%		(41.92%	)	(4.75% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.41%		0.25%		0.24%		0.24%	(b)	0.22%
Net expenses after fees waived or expenses reimbursed (including interest expense)(c)	0.20%	(d)	0.20%	(d)	0.18%	(d)	0.14%	(b)(d)	0.14% (d)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.41%		0.25%		0.24%		0.24%		0.22%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(c)	0.20%	(d)	0.20%	(d)	0.18%	(d)	0.14%	(d)	0.14% (d)
Net investment income	1.07%	(d)	1.08%	(d)	1.36%	(d)	1.59%	(d)	1.38% (d)
Supplemental data
Net assets, end of period (in thousands)	$2,517,203		$2,479,455		$1,791,140		$971,538		$1,875,184
Portfolio turnover	15%		10%		15%		28%		26%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Includes interest expense which rounds to less than 0.01%.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

21

Notes to Financial Statements – Columbia Mid Cap Index Fund

February 29, 2012

Note 1. Organization

Columbia Mid Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class I and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares have no sales charge.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

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Columbia Mid Cap Index Fund

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Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at February 29, 2012
	Asset derivatives		Liability derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Net assets — unrealized appreciation on futures contracts	$6,122,069*	Net assets — unrealized depreciation on futures contracts	$—*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the Year Ended February 29, 2012
Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Equity contracts	$(3,343,763)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts
Equity contracts	$4,042,096

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Volume of Derivative Instruments for the Year Ended February 29, 2012
Contracts Opened
Futures Contracts	7,691

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs which could result in a proportionate increase in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

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Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to 0.10% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.10% of the Fund’s average daily net assets, less the fees that were payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees

Prior to July 25, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services

Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective July 25, 2011, these services are provided under the Administrative Services Agreement discussed above.

Other Fees

Effective June 1, 2011, other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period June 1, 2011 through February 29, 2012, other expenses paid to this company were $8,604.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Effective April 1, 2011, the Fund’s expenses associated with the Chief Compliance Officer are paid directly by the Investment Manager. Prior to April 1, 2011, the Fund, along with other affiliated funds, paid its pro-rata share of the expenses for the Chief Compliance Officer. Such fees did not exceed $15,000 per year.

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Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended February 29, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2012, these minimum account balance fees reduced total expenses by $540.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.45%
Class I	0.19
Class Z	0.20

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Prior to July 1, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund’s expenses (excluding certain expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to

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Columbia Mid Cap Index Fund

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overdrafts, if any) so that the Fund’s ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.45%
Class I	0.19
Class Z	0.20

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

For the year ended February 29, 2012, these differences are primarily due to differing treatment for distribution reclassifications, redemption-based payments treated as eligible for the dividends paid deduction, futures contracts, and deferral/reversal of wash sale losses. To the extent these differences are permanent; reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(371,196)
Accumulated net realized gain	(7,040,063)
Paid-in capital	7,411,259

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended February 29, 2012	Year ended February 28, 2011
Ordinary income	$36,747,997	$23,786,031
Long-term capital gains	115,909,747	10,988,856

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,346,378
Undistributed long-term capital gains	36,952,014
Unrealized appreciation	596,097,937

At February 29, 2012, the cost of investments for federal income tax purposes was $2,432,279,509 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$799,931,009
Unrealized depreciation	$(203,833,072)

Net unrealized appreciation	$596,097,937

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $551,133,354 and $396,911,835, respectively, for the year ended February 29, 2012.

Note 6. Lending of Portfolio Securities

Effective July 25, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan

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Columbia Mid Cap Index Fund

February 29, 2012

Chase Bank, N.A. (JPMorgan). The Agreement, which replaces the previous security lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At February 29, 2012, securities valued at $40,051,650 were on loan, secured by cash collateral of $41,746,464 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 29, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Prior to July 25, 2011, the Fund participated in a securities lending arrangement with State Street. Each security on loan was collateralized in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, was paid to the Fund.

Note 7. Custody Credits

Prior to July 25, 2011, the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Subsequent to this date, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period March 1, 2011 through July 24, 2011, these credits reduced total expenses by $77.

Note 8. Affiliated Money Market Fund

Effective July 25, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At February 29, 2012, two unaffiliated shareholder accounts owned an aggregate of 51.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts of these accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on July 25, 2011, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its

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Columbia Mid Cap Index Fund

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borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. For the period July 25, 2011 through December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

For the period June 27, 2011 through July 24, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $100 million committed, unsecured revolving credit facility provided by State Street. For the period May 16, 2011 through June 26, 2011, the collective borrowing amount of the credit facility was $150 million committed, unsecured revolving credit facility provided by State Street. For the period March 28, 2011 through May 15, 2011, the collective borrowing amount of the credit facility was $225 million. Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

The Fund had no borrowings during the year ended February 29, 2012.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (currently branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considered and ruled in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011. On March 30, 2012, the Eighth Circuit upheld the grant of summary judgment by the District Court in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act

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Columbia Mid Cap Index Fund

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of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of

Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Mid Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Index Fund (the “Fund”) (a series of Columbia Funds Series Trust) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 20, 2012

31

Federal Income Tax Information (Unaudited) – Columbia Mid Cap Index Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended February 29, 2012, $107,406,168 or, if subsequently determined to be different, the net capital gain of such year.

92.92% of the ordinary income distributed by the Fund for the fiscal year ended February 29, 2012, qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 92.93%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended February 29, 2012 may represent qualified dividend income.

The Fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

32

Fund Governance

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

On September 29, 2009, Ameriprise Financial, the parent company of Columbia Management, entered into an agreement with Bank of America, N.A. (“Bank of America”) to acquire a portion of the asset management business of Columbia Management Group, LLC and certain of its affiliated companies (the “Transaction”). Following the Transaction, which became effective on May 1, 2010, various alignment activities have occurred with respect to the Fund Family. In connection with the Transaction, Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, who were members prior to the Transaction of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC., began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011, which resulted in an overall increase from twelve Trustees to sixteen for all mutual funds overseen by the Board.

Independent Board Members
Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	None
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	146	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	153	None

33

Fund Governance (continued)

Independent Board Members (continued)
Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 68	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	146	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 61	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	153	None
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008–August 2010	146	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 69	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003–May 2011	146	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	153	Director, Valmont Industries, Inc. (manufactures irrigation systems)

34

Fund Governance (continued)

Independent Board Members (continued)
Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/06 for Legacy Seligman funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	153	None
John J. Nagorniak 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 67	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Retired; President and Director, Foxstone Financial, Inc. (consulting), 2000-2007; Director, Mellon Financial Corporation affiliates (investing), 2000-2007; Chairman, Franklin Portfolio Associates (investing–Mellon affiliate), 1982-2007	146	Trustee, Research Foundation of CFA Institute; Director, MIT Investment Company; Trustee, MIT 401k Plan; former Trustee, BofA Funds Series Trust (11 funds)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	None
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member since 2000 for Legacy Seligman funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	153	Director, Digital Ally, Inc. (digital imaging); Director, Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services)
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 64	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President–Micco LLC (private investments)	146	Former Trustee, BofA Funds Series Trust (11 funds); Board Member, Piedmont Natural Gas; Director, Blue Cross Blue Shield of South Carolina
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. 2003-2010 (biotechnology); former President, Aquila Biopharmaceuticals	153	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)

35

Fund Governance (continued)

Interested Board Member Not Affiliated with Investment Manager*
Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 Age 65	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	146	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the Investment Manager.

Interested Board Member Affiliated with Investment Manager*
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	153	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

36

Fund Governance (continued)

Officers

Name, Year of birth and address	Principal occupation(s) during past five years

J. Kevin Connaughton (Born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010); Vice President and Chief Counsel–Asset Management, from 2005 to April 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior Officer of Columbia Funds and affiliated funds, since 2006.

Thomas P. McGuire (Born 1972)
225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President–Asset Management Compliance, Columbia Management Investment Advisers, LLC since March 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from June 2005 to April 2010.

William F. Truscott (Born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Paul D. Pearson (Born 1956)
10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President–Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President–Managed Assets, Investment Accounting, Ameriprise Financial Corporation, 1998-2010

37

Fund Governance (continued)

Officers (continued)

Name, Year of birth and address	Principal occupation(s) during past five years

Colin Moore (Born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Christopher O. Petersen (Born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Senior officer of Columbia Funds and affiliated funds, since 2007.

Amy K. Johnson (Born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010.

Paul B. Goucher (Born 1968)
100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Michael E. DeFao (Born 1968)
225 Franklin Street Boston, MA 02110 Vice President and Assistant Treasurer (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010

Stephen T. Welsh (Born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President, Columbia Management Investment Services, Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

38

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39

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40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Mid Cap Index Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street Boston, MA 02110

41

Columbia Mid Cap Index Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1691 C (4/12)

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau Jr., Pamela G. Carlton, William P. Carmichael, William A. Hawkins and John F. Maher, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Carmichael, Mr. Hawkins and Mr. Maher each are independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eighteen series of the registrant whose report to stockholders are included in this annual filing. Fee information for fiscal year ended February 29, 2012 also includes fees for one series that merged during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 29, 2012 and February 28, 2011 are approximately as follows:

2012	2011
$579,500	$588,600

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal year 2011 also includes audit fees for the review and provision of consent in connection with filing Form N-1A for new share classes.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 29, 2012 and February 28, 2011 are approximately as follows:

2012	2011
$132,500	$121,700

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2012 and 2011, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports and agreed- upon procedures related to fund mergers. Fiscal year 2012 also includes Audit-Related Fees for agreed-upon procedures for fund accounting and custody conversions.

During the fiscal years ended February 29, 2012 and February 28, 2011, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 29, 2012 and February 28, 2011 are approximately as follows:

2012	2011
$103,800	$85,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal year 2012, Tax Fees also include agreed-upon procedures related to fund mergers and the review of final tax returns and foreign tax filings.

During the fiscal years ended February 29, 2012 and February 28, 2011, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 29, 2012 and February 28, 2011 are approximately as follows:

2012	2011
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 29, 2012 and February 28, 2011 are approximately as follows:

2012	2011
$395,800	$495,300

In both fiscal years 2012 and 2011, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended February 29, 2012 and February 28, 2011 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 29, 2012 and February 28, 2011 are approximately as follows:

2012	2011
$632,100	$702,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	April 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	April 24, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	April 24, 2012